UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06161

Allianz Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

 ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds
Annual Report

JUNE 30, 2006

Domestic Stock Funds

Share Classes			GROWTH STOCK FUNDS	VALUE STOCK FUNDS

A	B	C	RCM Large-Cap Growth Fund	NFJ Large-Cap Value Fund

			RCM Strategic Growth Fund	NFJ Dividend Value Fund

			PEA Growth Fund	OCC Value Fund

			NACM Growth Fund	NACM Flex-Cap Value Fund

			RCM Mid-Cap Fund	NFJ Small-Cap Value Fund

PEA Target Fund
ASSET ALLOCATION (STRATEGIC)
PEA Opportunity Fund
AMM Asset Allocation Fund

BLEND STOCK FUNDS

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

PEA Equity Premium Strategy Fund
(Formerly PEA Growth & Income Fund)

OCC Core Equity Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

Contents

	Letter to Shareholders		3

	Important Information About the Funds		4–5

	Fund Summaries		6–22

	Schedules of Investments		23–44

	Fund	Fund Summary	Schedule of Investments

	AMM Asset Allocation Fund	6	23
	CCM Capital Appreciation Fund	7	24
	CCM Mid-Cap Fund	8	26
	NACM Flex-Cap Value Fund	9	28
	NACM Growth Fund	10	29
	NFJ Dividend Value Fund	11	30
	NFJ Large-Cap Value Fund	12	31
	NFJ Small-Cap Value Fund	13	32
	OCC Core Equity Fund	14	34
	OCC Value Fund	15	35
	PEA Equity Premium Strategy Fund	16	36
	PEA Growth Fund	17	38
	PEA Opportunity Fund	18	39
	PEA Target Fund	19	40
	RCM Large-Cap Growth Fund	20	41
	RCM Mid-Cap Fund	21	42
	RCM Strategic Growth Fund	22	43

	Statements of Assets and Liabilities		46–47

	Statements of Operations		48–49

	Statements of Changes in Net Assets.		50–54

	Financial Highlights		56–73

	Notes to Financial Statements.		74–85

	Report of Independent Registered Public Accounting Firm		86

	Shareholder Meeting Results		87–88

	Federal Income Tax Information		89

	Trustees and Executive Officers of Allianz Funds		90–91

	Board Approval of Investment Advisory and Portfolio Management Agreements of the RCM Strategic Growth Fund		92–94

2   Allianz Funds Annual Report | 06.30.06

Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2006.

The past 12 months proved to be a positive time for U.S. stocks, as strong corporate earnings growth helped propel the broad market higher. The S&P 500 Index finished the period with a respectable 8.62% gain. Still, these positive results were punctuated by bouts of volatility, especially in the second quarter of 2006, when a softening housing market and rising interest rates raised concerns over a possible economic slowdown.

Many of the same market segments that have performed well since the bear market ended in 2002 continued to find favor with investors. Value stocks once again dominated growth, with the Russell 1000 Value Index returning 12.09% compared to 6.12% for the Russell 1000 Growth Index. Smaller-capitalization stocks were among the best performers, as evidenced by a 14.56% rise in the Russell 2000 Index.

While these recent results are encouraging, it is important to remember that markets move in cycles. That is why we believe investors should follow a disciplined investment strategy—one that involves long-term exposure to a range of asset classes and investment styles. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

I would also like to take this opportunity to announce the debut over the reporting period of three new Allianz Funds. RCM Strategic Growth Fund, a new aggressive growth fund, was launched on March 31, 2006. Also, retail share classes of RCM Global Resources Fund and CCM Focused Growth Fund, which had previously been available only to institutional investors, were opened within the past year.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

On behalf of all of us at Allianz Global Investors, thank you for allowing us to serve your investment needs. We look forward to continuing to do so in the future.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2006

Allianz Funds Annual Report | 06.30.06   3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): CCM Capital Appreciation (1/97), CCM Mid-Cap (1/97), NFJ Dividend Value (10/01), NFJ Small-Cap Value (1/97), OCC Value (1/97), PEA Equity Premium Strategy (7/00), NFJ Large-Cap Value (7/02), RCM Large-Cap Growth (2/02) and RCM Mid-Cap (2/02). The oldest share classes for PEA Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: PEA Growth (A in 10/90, B in 5/95) and PEA Opportunity (A in 12/90, B in 3/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class (A for PEA Target) to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year or first 18 months, depending on the fund.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4   Allianz Funds Annual Report | 06.30.06

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/06 to 06/30/06.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The Russell Midcap Growth Index replaced the Russell Midcap Index as the CCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Growth Index is more representative of the Fund’s investment strategies. The Russell Midcap Index replaced the Russell Midcap Growth Index as the RCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902,
www.allianzinvestors.com, 1-888-877-4626.

Allianz Funds Annual Report | 06.30.06   5

A S T O C K A N D B O N D F U N D	Ticker Symbols:
A Share: PALAX
AMM Asset Allocation Fund	B Share: PALBX C Share: PALCX
(Unaudited)

¢

AMM Asset Allocation Fund seeks long-term capital appreciation and current income by investing in a portfolio of underlying Allianz stock funds and PIMCO bond funds. Approximately 60% of the portfolio’s assets will be allocated among underlying stock funds and 40% among underlying bond funds.

¢

The Fund’s Class A Shares returned 9.03% for the 1-year period ended June 30, 2006. This return surpassed the 7.47% return of the Fund’s blended benchmark (48% Russell 3000 Index, 12% MSCI All Country World Index ex USA, and 40% Lehman Brothers Aggregate Bond (LBAG) Index).

¢

The Fund’s relative performance over the reporting period was aided by an asset allocation favoring equities over fixed income. During the period, the U.S. equity market (Russell 3000 Index) returned 9.56% while the non-U.S. markets (MSCI All Country World Index ex USA) surged by 28.40%. In contrast, the U.S. bond market (LBAG Index) returned -0.81%.

¢

Our largest equity positions were in the Allianz NACM International and PIMCO StocksPLUS® Funds. Within a strong international equity environment, the Allianz NACM International Fund significantly outperformed its MSCI EAFE benchmark. The PIMCO StocksPLUS® Fund underperformed its S&P 500 benchmark for the reporting period.

¢	The PIMCO Total Return Fund, representing the majority of our fixed income assets, slightly underperformed the LBAG Index.

¢	Our allocation to the Allianz OCC Renaissance Fund was a drag on performance as it underperformed the Russell Midcap Value Index over the reporting period.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (09/30/98)

AMM Asset Allocation Fund Class A	9.03%	5.95%	—	6.68%
AMM Asset Allocation Fund Class A (adjusted)	3.03%	4.76%	—	5.91%
AMM Asset Allocation Fund Class B	8.20%	5.14%	—	5.96%
AMM Asset Allocation Fund Class B (adjusted)	3.20%	4.81%	—	5.96%
AMM Asset Allocation Fund Class C (adjusted)	7.21%	5.15%	—	5.88%
Russell 3000 Index	9.56%	3.53%	—	5.52%
Lehman Brothers Aggregate Bond Index	-0.81%	4.97%	—	5.07%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	7.47%	5.41%	—	6.18%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	6.14%	3.94%	—	4.88%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,024.90	$1,020.50	$1,020.50	$1,021.57	$1,017.85	$1,017.85
Expenses Paid During Period	$3.26	$7.01	$7.01	$3.26	$7.00	$7.00

For each class of the Fund, expenses are equal to the expense ratio for the class (0.65% for Class A, 1.40% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Change in Value   For periods ended 06/30/06

Fund Allocation as of 06/30/06 *

PIMCO Total Return	30.5%
NACM International	14.2%
PIMCO StocksPLUS®	13.6%
RCM Large-Cap Growth	8.8%
OCC Renaissance	6.7%
RCM Mid-Cap	6.6%
OCC Value	5.0%
PEA Opportunity	3.3%
NFJ Small-Cap Value	2.7%
Other	8.7%
Cash & Equivalents — Net	-0.1%

* % of net assets as of June 30, 2006

6   Allianz Funds Annual Report | 06.30.06

A B L E N D S T O C K F U N D	Ticker Symbols:
A Share: PCFAX
CCM Capital Appreciation Fund	B Share: PFCBX C Share: PFCCX
(Unaudited)

¢

CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

¢	The Fund’s Class A Shares returned 9.95% for the year ended June 30, 2006. This performance surpassed the 8.62% return of the fund’s benchmark, the S&P 500 Index.

¢

Stocks got off to a strong start in the fiscal year covered by this report, posting positive returns for the second half of 2005 and the first quarter of 2006. But, continued interest rate hikes and some erosion in the housing market raised investors’ concern in the second quarter of 2006, driving the S&P 500 Index down 1.44% for the three months. Large-cap growth continued to trail large-cap value for the year.

¢

The Fund’s relative performance was helped by solid stock selection in the energy sector. In particular, the Fund benefited from its investment in coal producer Peabody Energy, which gained more than 100% over the 12-month period. With crude oil prices reaching record highs, the demand for less expensive alternatives, such as coal, rose. This increased demand led to better-than-expected profit growth for Peabody.

¢

Performance was also supported by stock selection in industrials. Standouts in this sector included Emerson Electric and Boeing. Emerson benefited from an increase in sales and improved profit margins. Boeing was up on new contracts and its leadership position in sales to discount airlines.

¢	Relative returns were hindered by disappointing stock selection in consumer discretionary. For example, home builder DR Horton fell on increasing concerns over the housing market.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (03/08/91)

CCM Capital Appreciation Fund Class A	9.95%	2.47%	9.19%	11.60%
CCM Capital Appreciation Fund Class A (adjusted)	3.91%	1.32%	8.57%	11.18%
CCM Capital Appreciation Fund Class B	9.10%	1.70%	8.62%	11.21%
CCM Capital Appreciation Fund Class B (adjusted)	4.10%	1.32%	8.62%	11.21%
CCM Capital Appreciation Fund Class C (adjusted)	8.14%	1.72%	8.38%	10.77%
S&P 500 Index	8.62%	2.49%	8.32%	10.64%
Lipper Multi-Cap Growth Fund Average	10.44%	0.76%	6.59%	10.66%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

†        The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,020.70	$1,017.20	$1,017.20	$1,019.24	$1,015.57	$1,015.57
Expenses Paid During Period	$5.61	$9.30	$9.30	$5.61	$9.30	$9.30

For each class of the Fund, expenses are equal to the expense ratio for the class (1.12% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	16.9%
Healthcare	12.7%
Financial Services	11.7%
Energy	8.6%
Consumer Discretionary	8.2%
Capital Goods	8.1%
Aerospace	4.2%
Consumer Services	3.9%
Other	22.2%
Cash & Equivalents — Net	3.5%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06   7

A B L E N D S T O C K F U N D	Ticker Symbols:
A Share: PFMAX
CCM Mid-Cap Fund	B Share: PFMBX C Share: PFMCX
(Unaudited)

¢

CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

¢	The Fund’s Class A Shares returned 12.67% for the year ended June 30, 2006. This performance trailed the 13.03% return of the Fund’s benchmark, the Russell Midcap Growth Index.

¢

Stocks got off to a strong start in the fiscal year covered by this report, posting positive returns for the second half of 2005 and the first quarter of 2006. But, continued interest rate hikes and some erosion in the housing market raised investors’ concern in the second quarter of 2006, driving the market (as measured by the S&P 500 Index) down 1.44% for the three months. Mid-cap growth stocks outperformed the broad market for the year, gaining 13.03%.

¢

The Fund delivered strong absolute performance for the year but slightly trailed its benchmark. This relative performance was due in part to disappointing stock selection in the healthcare sector. For example, Fund holding Emdeon Corp. delivered less than expected returns due to challenges integrating acquisitions and muted growth in its second largest business segment, which builds IT systems for physician’s offices.

¢

Relative performance was also hurt by the Fund’s overweight exposure to utilities. Two names in particular that hindered performance were AGL Resources and ONEOK Inc., both of which are in the natural gas business.

¢

The Fund benefited from its underweight exposure to consumer discretionary stocks, which suffered when rising interest rates began to affect consumer spending. Standout names in this sector included Choice Hotels and Chicos, a women’s apparel chain.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (08/26/91)

CCM Mid-Cap Fund Class A	12.67%	5.73%	10.57%	12.20%
CCM Mid-Cap Fund Class A (adjusted)	6.47%	4.54%	9.95%	11.77%
CCM Mid-Cap Fund Class B	11.85%	4.93%	9.99%	11.81%
CCM Mid-Cap Fund Class B (adjusted)	6.85%	4.60%	9.99%	11.81%
CCM Mid-Cap Fund Class C (adjusted)	10.84%	4.93%	9.75%	11.37%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	10.53%
Russell Midcap Index	13.67%	9.92%	12.06%	13.38%
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	9.71%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,036.90	$1,033.00	$1,033.00	$1,019.29	$1,015.57	$1,015.57
Expenses Paid During Period	$5.61	$9.38	$9.38	$5.56	$9.30	$9.30

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.6%
Financial Services	12.6%
Energy	11.4%
Consumer Discretionary	10.7%
Healthcare	9.6%
Capital Goods	6.2%
Consumer Services	4.5%
Communications	3.9%
Other	18.0%
Cash & Equivalents — Net	1.5%

* % of net assets as of June 30, 2006

8   Allianz Funds Annual Report | 06.30.06

A V A L U E S T O C K F U N D	Ticker Symbols:
A Share: PNFAX
NACM Flex-Cap Value Fund	B Share: PNFBX C Share: PNFCX
(Unaudited)

¢

NACM Flex-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

¢	The Fund’s Class A Shares gained 14.70% for the year ended June 30, 2006. This result outperformed the Fund’s benchmark, the Russell 3000 Value Index, which rose 12.33% over the same time period.

¢

U.S. equities advanced during the year, as losses from the second quarter of 2006 were unable to offset gains from the prior nine months. Value stocks (as measured by the Russell 3000 Value Index) increased 12.33% outperforming growth stocks (Russell 3000 Growth Index), which rose 6.84%. While small-, mid- and large-cap value equities all posted double-digit gains, the small-cap value segment turned in the best results, rising 14.60% (Russell 2000 Value Index).

¢

The Fund’s outperformance was driven by stock selection, which was positive in most sectors of investment and particularly strong in energy and financials. Top-performing positions included Valero Energy, an oil refiner, and Goldman Sachs Group, an investment banking, trading and asset management firm. Valero Energy benefited from robust global demand for transportation fuel and limited spare capacity in the refining industry. Goldman Sachs Group delivered strong operating results across its lines of business.

¢

Stock selection among telecommunication services and materials companies unfavorably impacted relative performance. Dow Chemical, a chemical and plastics manufacturer, was one of the largest detractors to Fund performance. The company experienced declining volumes and higher raw materials costs.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Flex-Cap Value Fund Class A	14.70%	—	—	19.23%
NACM Flex-Cap Value Fund Class A (adjusted)	8.39%	—	—	17.53%
NACM Flex-Cap Value Fund Class B	13.78%	—	—	18.32%
NACM Flex-Cap Value Fund Class B (adjusted)	8.78%	—	—	17.85%
NACM Flex-Cap Value Fund Class C (adjusted)	12.78%	—	—	18.32%
Russell 3000 Value Index	12.33%	—	—	14.72%
Lipper Multi-Cap Value Fund Average	10.24%	—	—	13.35%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,057.20	$1,053.00	$1,053.00	$1,018.25	$1,014.53	$1,014.53
Expenses Paid During Period	$6.73	$10.54	$10.54	$6.61	$10.34	$10.34

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.07% for Class B, 2.07% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	33.5%
Energy	12.1%
Technology	8.7%
Telecommunications	7.6%
Capital Goods	6.8%
Consumer Services	4.1%
Consumer Discretionary	3.9%
Healthcare	3.8%
Other	14.0%
Cash & Equivalents — Net	5.5%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06   9

A G R O W T H S T O C K F U N D	Ticker Symbols:
A Share: NGWAX
NACM Growth Fund	B Share: NGWBX C Share: NGWCX
(Unaudited)

¢

NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

¢	The Fund’s Class A Shares gained 9.46% for the year ended June 30, 2006. This result outperformed the Fund’s benchmark, the Russell 1000 Growth Index, which rose 6.12% over the same time period.

¢

Despite a weak second quarter of 2006, the broad U.S. stock market registered a solid gain during the one-year period against a favorable economic and earnings backdrop. Large-cap growth stocks (as measured by the Russell 1000 Growth Index) trailed large-cap value stocks (Russell 1000 Value Index), advancing 6.12% and 12.09%, respectively.

¢

Stock selection contributed to the Fund’s outperformance and was particularly strong in the consumer staples, health care and information technology sectors. Agricultural processor Archer Daniels Midland was the top contributor to Fund performance, helped by strong demand for the corn-based ethanol it produces. The Fund’s sector allocations also added value, including an overweight in energy stocks. Energy was the best-performing sector in the large-cap growth market amid an approximately 30% surge in oil prices.

¢

While the Fund outperformed the benchmark, there were pockets of relative weakness, such as stock selection in industrials. A notable detractor was Cendant, a provider of travel and real estate services that suffered from problems in its travel distribution business and a slower real estate market.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Growth Fund Class A	9.46%	—	—	9.68%
NACM Growth Fund Class A (adjusted)	3.44%	—	—	8.12%
NACM Growth Fund Class B	8.50%	—	—	8.83%
NACM Growth Fund Class B (adjusted)	3.50%	—	—	8.24%
NACM Growth Fund Class C (adjusted)	7.60%	—	—	8.84%
Russell 1000 Growth Index	6.12%	—	—	8.69%
Lipper Large-Cap Growth Fund Average	5.43%	—	—	7.89%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,036.20	$1,031.40	$1,032.30	$1,018.99	$1,015.27	$1,015.27
Expenses Paid During Period	$5.91	$9.67	$9.67	$5.86	$9.59	$9.59

For each class of the Fund, expenses are equal to the expense ratio for the class (1.17% for Class A, 1.92% for Class B, 1.92% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	27.0%
Consumer Discretionary	15.3%
Healthcare	14.9%
Capital Goods	7.1%
Consumer Staples	6.7%
Consumer Services	5.4%
Energy	4.4%
Financial Services	4.4%
Materials & Processing	4.1%
Other	9.7%
Cash & Equivalents — Net	1.0%

* % of net assets as of June 30, 2006

10   Allianz Funds Annual Report | 06.30.06

A V A L U E S T O C K F U N D	Ticker Symbols:
A Share: PNEAX
NFJ Dividend Value Fund	B Share: PNEBX C Share: PNECX
(Unaudited)

¢

NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

¢	The Fund’s Class A Shares returned 16.73% for the year ended June 30, 2006, significantly outperforming the 12.09% return of the Fund’s benchmark, the Russell 1000 Value Index.

¢

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12-month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth.

¢

Strong stock selection in the energy sector contributed to the Fund’s relative performance. The Fund held several names in this sector that posted double digit gains over the period, including Marathon Oil, PetroChina and Petroleo Brasileiro.

¢

Stock selection in the consumer discretionary sector also aided relative performance. Some standout names in this area included Limited Brands and VF Corp. Limited Brands is a retail clothing company that saw particularly strong results from its Bath and Body Work stores and its Victoria’s Secret stores. VF Corp. is an apparel manufacturer that benefited from its acquisition of high-profile brands, including Nautica and North Face.

¢

The Fund’s relative performance was hindered during the 12-month period by underweight exposure and disappointing stock selection to the industrials sector. One example was check manufacture Deluxe, which suffered from rising paper costs and the lack of pricing power for its product.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/08/00)

NFJ Dividend Value Fund Class A	16.73%	10.37%	—	12.40%
NFJ Dividend Value Fund Class A (adjusted)	10.31%	9.12%	—	11.37%
NFJ Dividend Value Fund Class B	15.94%	9.56%	—	11.58%
NFJ Dividend Value Fund Class B (adjusted)	10.94%	9.28%	—	11.58%
NFJ Dividend Value Fund Class C (adjusted)	14.84%	9.54%	—	11.56%
Russell 1000 Value Index	12.09%	6.89%	—	6.62%
Lipper Equity Income Fund Average	10.14%	4.96%	—	5.47%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

†        The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,088.70	$1,085.60	$1,085.10	$1,019.29	$1,015.62	$1,015.62
Expenses Paid During Period	$5.75	$9.57	$9.56	$5.56	$9.25	$9.25

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	24.7%
Energy	13.7%
Consumer Staples	13.3%
Healthcare	9.9%
Consumer Discretionary	9.2%
Utilities	6.4%
Telecommunications	6.0%
Other	8.7%
Cash & Equivalents — Net	8.1%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06   11

A V A L U E S T O C K F U N D	Ticker Symbols:
A Share: PNBAX
NFJ Large-Cap Value Fund	B Share: PNBBX C Share: PNBCX
(Unaudited)

¢

NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below average P/E ratios relative to the market and their respective industry groups.

¢	The Fund’s Class A Shares returned 15.23% for the year ended June 30, 2006. This performance surpassed the 11.17% return of the Fund’s benchmark, the Russell Top 200 Value Index.

¢

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12-month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth. Within value, large-caps trailed mid-caps and small-caps.

¢

Strong stock selection in the energy sector helped the Fund’s relative performance. Two standout names in this area were Marathon Oil and GlobalSantaFe, both of which delivered solid gains for the period.

¢	Relative performance was also helped by strong stock selection in the consumer discretionary sector. McDonald’s and CBS are two names that did particularly well during the 12-month reporting period.

¢

While the Fund outperformed its benchmark for the year ending June 30, 2006, it did have some areas of weakness relative to the Index. For example, stock selection in the financial sector was disappointing, including the Fund’s investment in Allstate. Allstate stock fell on concerns over pricing wars between auto insurers.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/08/00)

NFJ Large-Cap Value Fund Class A	15.23%	10.41%	—	11.52%
NFJ Large-Cap Value Fund Class A (adjusted)	8.89%	9.17%	—	10.50%
NFJ Large-Cap Value Fund Class B	14.41%	9.60%	—	10.71%
NFJ Large-Cap Value Fund Class B (adjusted)	9.41%	9.32%	—	10.71%
NFJ Large-Cap Value Fund Class C (adjusted)	13.45%	9.60%	—	10.71%
Russell Top 200 Value Index	11.17%	4.30%	—	3.57%
Lipper Large-Cap Value Fund Average	10.29%	4.15%	—	4.60%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

†        The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,083.80	$1,079.80	$1,080.00	$1,019.19	$1,015.47	$1,015.47
Expenses Paid During Period	$5.84	$9.69	$9.70	$5.66	$9.39	$9.39

For each class of the Fund, expenses are equal to the expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.88% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	29.7%
Energy	12.5%
Consumer Discretionary	10.0%
Materials & Processing	8.6%
Industrial	6.8%
Healthcare	6.0%
Capital Staples	5.1%
Telecommunications	3.4%
Utilities	2.6%
Technology	0.9%
Cash & Equivalents — Net	14.4%

* % of net assets as of June 30, 2006

12   Allianz Funds Annual Report | 06.30.06

A V A L U E S T O C K F U N D	Ticker Symbols:
A Share: PCVAX
NFJ Small-Cap Value Fund	B Share: PCVBX C Share: PCVCX
(Unaudited)

¢

NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $2.8 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

¢	The Fund’s Class A Shares returned 14.50% for the year ended June 30, 2006. This performance closely tracked the 14.60% return of the Fund’s benchmark, the Russell 2000 Value Index.

¢

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12-month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth. Within value, small-caps outperformed both mid-caps and large-caps.

¢

The Fund delivered solid absolute performance for the reporting period but slightly trailed its benchmark. This relative performance was due in part to underweight exposure and disappointing stock selection in the technology sector. One example was the Fund’s position in semiconductor manufacturer Methode Electronics.

¢

The Fund’s relative performance was helped over the period by overweight exposure and strong stock selection in the energy sector. Standout names in this area included Arch Coal, Cabot Oil and Gas, and Holly Corp. Another area that helped performance was the Fund’s overweight exposure and strong stock selection in industrials. One noteworthy name in this sector was Acuity Brands, the manufacturer of light fixtures and specialty chemicals.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (10/01/91)

NFJ Small-Cap Value Fund Class A	14.50%	15.18%	13.95%	14.08%
NFJ Small-Cap Value Fund Class A (adjusted)	8.20%	13.88%	13.31%	13.65%
NFJ Small-Cap Value Fund Class B	13.64%	14.31%	13.36%	13.68%
NFJ Small-Cap Value Fund Class B (adjusted)	8.64%	14.07%	13.36%	13.68%
NFJ Small-Cap Value Fund Class C (adjusted)	12.68%	14.31%	13.11%	13.24%
Russell 2000 Value Index	14.60%	13.09%	13.26%	14.87%
Lipper Small-Cap Value Fund Average	12.82%	12.14%	12.19%	13.20%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

†        The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,088.90	$1,084.80	$1,085.00	$1,018.60	$1,014.88	$1,014.88
Expenses Paid During Period	$6.47	$10.34	$10.34	$6.26	$9.99	$9.99

For each class of the Fund, expenses are equal to the expense ratio for the class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Industrial	21.2%
Financial Services	18.9%
Energy	11.9%
Consumer Discretionary	10.5%
Utilities	10.5%
Materials & Processing	10.4%
Consumer Staples	8.4%
Other	5.6%
Cash & Equivalents — Net	2.6%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06   13

A B L E N D S T O C K F U N D	Ticker Symbols:
A Share: AOCAX
OCC Core Equity Fund	C Share: AOCCX
(Unaudited)

¢	OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace.

¢	The Fund’s Class A Shares returned 7.32% for the year ended June 30, 2006. This performance trailed the 8.62% of the Fund’s benchmark, the S&P 500 Index.

¢

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Over the year value stocks outperformed growth stocks, with large-cap value stocks (as measured by the Russell 1000 Value Index) returning 12.09% and large-cap growth stocks (Russell 1000 Growth Index) returning 6.12%.

¢

The Fund’s relative performance was hindered over the period by overweight exposure to the consumer discretionary sector and technology sectors, two industries hurt by investors’ reaction to a slowing U.S. economy.

¢	Select holdings within consumer discretionary also hurt relative performance, including home building company Lennar and cruise line Royal Caribbean.

¢	Stock selection in materials and healthcare helped the Fund’s relative performance.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (03/31/05)

OCC Core Equity Fund Class A	7.32%	—	—	7.93%
OCC Core Equity Fund Class A (adjusted)	1.42%	—	—	3.15%
OCC Core Equity Fund Class C (adjusted)	5.59%	—	—	7.18%
S&P 500 Index	8.62%	—	—	8.01%
Lipper Multi-Cap Core Fund Average	9.42%	—	—	9.13%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Class A	Class C	Class A	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,031.50	$1,027.80	$1,019.19	$1,015.52
Expenses Paid During Period	$5.69	$9.40	$5.66	$9.35

For each class of the Fund, expenses are equal to the expense ratio for the class (1.13% for Class A, and 1.87% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	20.4%
Technology	19.9%
Healthcare	15.2%
Energy	14.7%
Consumer Discretionary	11.2%
Capital Goods	2.8%
Transportation	2.2%
Materials & Processing	2.0%
Other	7.4%
Cash & Equivalents — Net	4.2%

* % of net assets as of June 30, 2006

14   Allianz Funds Annual Report | 06.30.06

A V A L U E S T O C K F U N D	Ticker Symbols:
A Share: PDLAX
OCC Value Fund	B Share: PDLBX C Share: PDLCX
(Unaudited)

¢

OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

¢	The Fund’s Class A Shares returned 8.11% for the year ended June 30, 2006. This performance trailed the 12.09% return of the Fund’s benchmark, the Russell 1000 Value Index.

¢

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Value continued its four-year trend, outperforming growth in the small-, mid- and large-cap categories. Large-cap value stocks (Russell 1000 Value Index) returned 12.09% for the year, compared to 6.12% for large-cap growth stocks (Russell 1000 Growth Index).

¢

The Fund’s relative performance was hurt over the period by overweight exposure and disappointing stock selection in the consumer discretionary sector. Rising interest rates curtail consumer spending, hurting many names in this space. For example, Fund holdings H&R Block and Carnival Corp. both lagged in relative returns.

¢	Performance was also hindered by stock selection in information technology. Two names in particular that delivered less-than-expected results were Sanmina-SCI Corp. and Motorola Inc.

¢

The Fund benefited from its strong stock selection in the industrials sector. Standouts in this area included Parker Hannifin Corp., an Ohio-based manufacturer of industrial motion control equipment. Performance was also helped by the Fund’s investment in Continental Airlines, which was able to offset rising fuel costs by raising fares and filling flights.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/30/91)

OCC Value Fund Class A	8.11%	7.28%	12.16%	13.11%
OCC Value Fund Class A (adjusted)	2.16%	6.07%	11.53%	12.67%
OCC Value Fund Class B	7.23%	6.48%	11.58%	12.71%
OCC Value Fund Class B (adjusted)	2.60%	6.18%	11.58%	12.71%
OCC Value Fund Class C (adjusted)	6.38%	6.48%	11.33%	12.27%
Russell 1000 Value Index	12.09%	6.89%	10.85%	12.46%
Lipper Large-Cap Value Fund Average	10.29%	4.15%	8.27%	10.33%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,023.50	$1,019.10	$1,019.70	$1,019.24	$1,015.52	$1,015.52
Expenses Paid During Period	$5.62	$9.36	$9.36	$5.61	$9.35	$9.35

For each class of the Fund, expenses are equal to the expense ratio for the class (1.12% for Class A, 1.87% for Class B, 1.87% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	40.7%
Healthcare	13.2%
Energy	7.4%
Telecommunications	7.4%
Consumer Discretionary	5.5%
Consumer Services	4.5%
Utilities	4.5%
Capital Goods	4.3%
Other	10.9%
Cash & Equivalents — Net	1.6%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06   15

A B L E N D S T O C K F U N D	Ticker Symbols:
A Share: PGRAX
PEA Equity Premium Strategy Fund (Formerly PEA Growth & Income Fund)	B Share: PGRBX C Share: PGNCX
(Unaudited)

■

PEA Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment.

■

Effective November 1, 2005, the Fund began writing call options on both the individual stock holdings in the Fund as well as on the S&P 500 Index. The covered call strategy intends to enhance the income potential of the portfolio while simultaneously reducing the volatility of the performance stream.

■	The Fund’s Class A Shares returned 8.52% for the year ended June 30, 2006. This performance closely tracked the 8.62% return of the Fund’s benchmark, the S&P 500 Index.

■

The U.S. stock market delivered solid returns for the reporting period, overcoming a setback in the second quarter of 2006. Within stocks, value continued to outperform growth, with small- and mid-cap stocks outperforming large-caps stocks for the year.

■

The Fund’s relative performance was helped by strong stock selection in the consumer discretionary sector. One stand-out in this area was Sears Holdings, which benefited from aggressive cost-cutting and a moderation of negative same-store-sales trends.

■	The Fund saw strong stock selection in materials, including Freeport-McMoRan Copper & Gold, a metals mining company.

■

Relative performance was hindered over the year by stock selection in the energy sector, including Peabody Energy Corp and Arch Coal. A mild overweight and stock selection in information technology also detracted from the Fund. For example, Fund holding Apple fell when its digital music player, the iPod, was not able to sustain the incredible growth it has seen the past few years.

Total Return    For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/28/94)

PEA Equity Premium Strategy Fund Class A	8.52%	-0.49%	9.31%	11.93%
PEA Equity Premium Strategy Fund Class A (adjusted)	2.55%	-1.61%	8.69%	11.38%
PEA Equity Premium Strategy Fund Class B	7.84%	-1.23%	8.73%	11.42%
PEA Equity Premium Strategy Fund Class B (adjusted)	2.84%	-1.60%	8.73%	11.42%
PEA Equity Premium Strategy Fund Class C (adjusted)	6.71%	-1.22%	8.50%	11.10%
S&P 500 Index	8.62%	2.49%	8.32%	11.14%
Lipper Large-Cap Core Fund Average	7.47%	1.10%	6.63%	9.52%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses    Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,036.30	$1,032.00	$1,032.00	$1,018.15	$1,014.43	$1,014.43
Expenses Paid During Period	$6.77	$10.53	$10.53	$6.71	$10.44	$10.44

For each class of the Fund, expenses are equal to the expense ratio for the class (1.34% for Class A, 2.09% for Class B, 2.09% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value    For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	18.0%
Technology	18.0%
Energy	15.0%
Healthcare	14.3%
Consumer Discretionary	11.4%
Capital Goods	5.5%
Materials & Processing	3.4%
Transportation	3.3%
Metals & Mining	3.0%
Other	6.3%
Cash & Equivalents — Net	1.8%

* % of net assets as of June 30, 2006

16   Allianz Funds Annual Report | 06.30.06

A G R O W T H S T O C K F U N D	Ticker Symbols:
A Share: PGWAX
PEA Growth Fund	B Share: PGFBX C Share: PGWCX
(Unaudited)

■

PEA Growth Fund seeks long-term growth of capital, with income an incidental consideration by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

■	The Fund’s Class A Shares returned 10.12% for the year ended June 30, 2006. This performance surpassed the 6.12% return of the Fund’s benchmark, the Russell 1000 Growth Index.

■

Stocks in general delivered solid returns for the reporting period, with the S&P 500 Index up 8.62%. Large cap growth stocks seemed to launch a comeback at the end of 2005, but ended the year behind large-cap value. Specifically, the Russell 1000 Growth Index rose 6.12% for the 12 months ended June 30, 2006 versus 12.09% for the Russell 1000 Value Index.

■

The Fund’s strong relative performance was due in part to strong stock selection in the consumer discretionary sector. One stand out in this area was consumer electronics chain Best Buy. Best Buy was up on improved profits, a result of increased earnings and aggressive cost cutting measures.

■

Relative performance was also helped by strong stock selection in the struggling healthcare sector. Select holdings within the industry made significant contributions, including Teva Pharmaceuticals which performed well for the period, buoyed by increased earnings on existing drugs and a strong drug pipeline.

■	The Fund’s underweight exposure to the industrials sector hindered performance for the reporting period, as industrials performed relatively well.

Total Return    For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (02/24/84)

PEA Growth Fund Class A	10.12%	-1.47%	5.31%	11.62%
PEA Growth Fund Class A (adjusted)	4.06%	-2.58%	4.71%	11.34%
PEA Growth Fund Class B	9.29%	-2.22%	4.73%	11.37%
PEA Growth Fund Class B (adjusted)	4.29%	-2.61%	4.73%	11.37%
PEA Growth Fund Class C (adjusted)	8.29%	-2.22%	4.50%	10.79%
Russell 1000 Growth Index	6.12%	-0.76%	5.42%	11.27%
Lipper Large-Cap Growth Fund Average	5.43%	-1.22%	5.49%	10.12%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses    Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,021.20	$1,017.60	$1,017.60	$1,018.94	$1,015.22	$1,015.22
Expenses Paid During Period	$5.91	$9.65	$9.65	$5.91	$9.64	$9.64

For each class of the Fund, expenses are equal to the expense ratio for the class (1.18% for Class A, 1.98% for Class B, 1.98% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value    For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.8%
Healthcare	21.0%
Financial Services	13.5%
Consumer Discretionary	11.5%
Energy	10.8%
Consumer Staples	6.8%
Telecommunications	3.2%
Consumer Services	3.0%
Other	8.3%
Cash & Equivalents — Net	0.1%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06   17

A G R O W T H S T O C K F U N D	Ticker Symbols:
A Share: POPAX
PEA Opportunity Fund	B Share: POOBX C Share: POPCX
(Unaudited)

■

PEA Opportunity Fund seeks capital appreciation, without consideration for income, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

■	The Fund’s Class A Shares returned 14.78% for the year ended June 30, 2006. This performance surpassed the 14.57% return of the Fund’s benchmark, the Russell 2000 Growth Index.

■

Stocks in general delivered solid returns for the reporting period, with the S&P 500 Index up 8.62%. Small cap stocks continued over the year to outperform mid and large caps. Small-cap growth stocks picked up at the end of 2005, finishing the year in line with small-cap value stocks.

■

The Fund’s relative performance was helped in part by sector weighting and stock selection in the consumer discretionary sector. One standout in this are was Pinnacle Entertainment Inc. Pinnacle was up on earnings growth from a new casino opening and better than expected performance from their existing properties.

■

The Fund’s holdings in energy also contributed strongly to performance. Energy in general continued to deliver strong returns, supported by record high crude oil prices. Within the sector, the Fund benefited from holdings such as Parallel Petroleum Corp.

■	Relative performance was hindered by exposure to information technology. For example, the Fund saw disappointing results from its investment in Wind River System.

Total Return    For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (02/24/84)

PEA Opportunity Fund Class A	14.78%	5.98%	4.84%	13.76%
PEA Opportunity Fund Class A (adjusted)	8.47%	4.79%	4.25%	13.47%
PEA Opportunity Fund Class B	13.94%	5.19%	4.31%	13.49%
PEA Opportunity Fund Class B (adjusted)	8.94%	4.86%	4.31%	13.49%
PEA Opportunity Fund Class C (adjusted)	12.88%	5.19%	4.07%	12.93%
Russell 2000 Growth Index	14.57%	3.48%	4.12%	7.86%
Lipper Small-Cap Growth Fund Average	12.60%	3.27%	7.33%	10.43%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses    Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,070.60	$1,066.60	$1,066.00	$1,018.20	$1,014.48	$1,014.48
Expenses Paid During Period	$6.83	$10.66	$10.65	$6.66	$10.39	$10.39

For each class of the Fund, expenses are equal to the expense ratio for the class (1.33% for Class A, 2.08% for Class B, 2.08% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value    For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	27.6%
Healthcare	17.6%
Consumer Services	17.3%
Energy	8.6%
Financial Services	7.1%
Consumer Discretionary	4.6%
Transportation	3.7%
Consumer Staples	2.1%
Other	11.2%
Cash & Equivalents — Net	0.2%

* % of net assets as of June 30, 2006

18   Allianz Funds Annual Report | 06.30.06

A G R O W T H S T O C K F U N D	Ticker Symbols:
A Share: PTAAX
PEA Target Fund	B Share: PTABX C Share: PTACX
(Unaudited)

■

PEA Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

■	The Fund’s Class A Shares returned 10.48% for the year ended June 30, 2006. This performance trailed the 13.03% return of the Fund’s benchmark, the Russell Midcap Growth Index.

■

Despite a setback in the second quarter of 2006, stocks in general delivered solid returns for the reporting period, with the S&P 500 Index up 8.62%. Mid-cap stocks outperformed the broader market, with the Russell Midcap Index up 13.67%. Within mid-caps, value stocks slightly outperformed growth stocks, as measured by the 14.27% increase in the Russell Mid-cap Value Index and the 13.03% increase in the Russell Midcap Growth Index.

■	Performance was hindered during the reporting period by both poor stock selection as well as an underweight in energy, one of the best performing sectors.

■

Relative performance was also adversely impacted by poor performance in healthcare, which is mainly attributable to an unexpected negative government reimbursement decision which impacted Kinetic Concepts.

■

Fund performance was helped by overweighting the telecommunications sector and strong stock selection in the consumer discretionary area. In particular the Fund saw contributions from its hotel holdings, including Starwood Hotels & Resorts Worldwide Inc. and Hilton Hotels Corp.

Total Return    For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/17/92)

PEA Target Fund Class A	10.48%	0.41%	8.63%	11.75%
PEA Target Fund Class A (adjusted)	4.41%	-0.72%	8.02%	11.28%
PEA Target Fund Class B	9.58%	-0.34%	8.12%	11.31%
PEA Target Fund Class B (adjusted)	4.58%	-0.74%	8.12%	11.31%
PEA Target Fund Class C (adjusted)	8.65%	-0.34%	7.87%	10.95%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	10.02%
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	9.34%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses    Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,022.30	$1,018.50	$1,018.50	$1,018.65	$1,014.93	$1,014.93
Expenses Paid During Period	$6.22	$9.96	$9.96	$6.21	$9.94	$9.94

For each class of the Fund, expenses are equal to the expense ratio for the class (1.24% for Class A, 1.99% for Class B, 1.99% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value    For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	27.0%
Healthcare	17.0%
Financial Services	13.2%
Consumer Services	9.8%
Energy	7.3%
Communications	5.2%
Capital Goods	5.1%
Materials & Processing	4.2%
Other	10.2%
Cash & Equivalents — Net	1.0%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06   19

A G R O W T H S T O C K F U N D	Ticker Symbols:
A Share: RALGX
RCM Large-Cap Growth Fund	B Share: RBLGX C Share: RCLGX
(Unaudited)

■	RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

■	The Fund’s Class A Shares returned 7.82% for the year ended June 30, 2006. This return trailed the Fund’s benchmark, the S&P 500 Index, which returned 8.62% for the same period.

■

U.S. equity markets recorded respectable advances over the year, supported by strong corporate earnings growth and a resilient economy. The period was nevertheless characterized by significant shifts in sector leadership and an increase in volatility. In particular, equity markets fell after the Federal Reserve’s May announcement that they were open to further rate hikes. Higher growth sectors, notably technology and healthcare, fell in response.

■

The Fund’s overweight allocations to technology and health care consequently detracted from benchmark relative performance. Disappointing stock selection in healthcare and financials also detracted from performance.

■	Favorable stock selection within technology offset the Fund’s overweight exposure. The top four stocks for the reporting period were in the technology sector, including Apple Computer (+56%).

■	Strong stock selection in the energy sector also supported the Fund’s relative performance.

Total Return    For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/96)

RCM Large-Cap Growth Fund Class A	7.82%	-0.61%	—	7.66%
RCM Large-Cap Growth Fund Class A (adjusted)	1.89%	-1.72%	—	7.02%
RCM Large-Cap Growth Fund Class B	6.92%	-1.36%	—	6.98%
RCM Large-Cap Growth Fund Class B (adjusted)	1.92%	-1.75%	—	6.98%
RCM Large-Cap Growth Fund Class C (adjusted)	5.99%	-1.34%	—	6.86%
S&P 500 Index	8.62%	2.49%	—	7.52%
Lipper Large-Cap Growth Fund Average	5.43%	-1.22%	—	4.94%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$983.60	$979.40	$980.10	$1,019.19	$1,015.47	$1,015.47
Expenses Paid During Period	$5.56	$9.23	$9.23	$5.66	$9.39	$9.39

For each class of the Fund, expenses are equal to the expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.88% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	19.8%
Financial Services	16.3%
Healthcare	15.8%
Energy	10.8%
Consumer Staples	7.4%
Consumer Discretionary	7.2%
Telecommunications	4.5%
Aerospace	4.4%
Other	12.0%
Cash & Equivalents — Net	1.8%

* % of net assets as of June 30, 2006

20   Allianz Funds Annual Report | 06.30.06

A G R O W T H S T O C K F U N D	Ticker Symbols:
A Share: RMDAX
RCM Mid-Cap Fund	B Share: RMDBX C Share: RMDCX
(Unaudited)

■

RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

■	The Fund’s Class A Shares returned 12.02% for the year ended June 30, 2006. The Fund’s benchmark, the Russell Midcap Index, returned 13.67% for the same period.

■

U.S. equity markets advanced sharply over the last year supported by robust merger and acquisition activity and strong corporate earnings growth. Concerns about inflation, interest rates hikes, and increasing energy and commodity prices contributed to equity market weakness during the second quarter of 2006.

■

While the Fund delivered solid absolute performance, relative performance was hurt over the one-year period ended June 30, 2006 by stock selection in technology, consumer discretionary, industrials, and materials sectors. Stock selection within the consumer discretionary sector held back performance, and this was largely attributable to poor performance from XM Satellite Radio. The Fund continues to monitor the company’s subscriber growth and expense forecasts.

■

In contrast, there were some areas of strength in the Fund over this time period. In consumer staples, U.S. based Hansen Natural Corp., a leading new-age beverage company, continues to benefit from healthy energy drink trends and success in penetrating new markets in the United States. Hansen markets its energy drinks under a variety of brand names, including Monster Energy, Lost Energy, Hansen, and Junior Juice.

Total Return    For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (11/06/79)

RCM Mid-Cap Fund Class A	12.02%	0.72%	7.18%	14.72%
RCM Mid-Cap Fund Class A (adjusted)	5.85%	-0.42%	6.58%	14.48%
RCM Mid-Cap Fund Class B	10.98%	0.21%	6.72%	14.48%
RCM Mid-Cap Fund Class B (adjusted)	5.98%	-0.19%	6.72%	14.48%
RCM Mid-Cap Fund Class C (adjusted)	10.02%	0.14%	6.50%	13.95%
Russell Midcap Index	13.67%	9.92%	12.06%	14.98%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	—
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	12.49%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The inception of the RCM Mid-Cap Fund pre-dates the inception of the Russell Midcap Growth Index. As such, no number is presented for the inception period for the index.

†        The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$996.60	$989.50	$989.50	$1,019.04	$1,015.32	$1,015.32
Expenses Paid During Period	$5.74	$9.42	$9.42	$5.81	$9.54	$9.54

For each class of the Fund, expenses are equal to the expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	23.2%
Healthcare	14.4%
Energy	10.9%
Consumer Discretionary	9.9%
Financial Services	6.3%
Consumer Services	5.0%
Capital Goods	4.8%
Consumer Staples	4.6%
Other	18.4%
Cash & Equivalents — Net	2.5%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06   21

A G R O W T H S T O C K F U N D	Ticker Symbols:
A Share: ARCAX
RCM Strategic Growth Fund	C Share: ARCCX
(Unaudited)

■	RCM Strategic Growth Fund seeks capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with all market capitalizations of at least $500 million.

■

The Fund’s Class A Shares returned -9.53% from its inception on March 31, 2006 through June 30, 2006. This return trailed the Fund’s benchmark, the Russell 1000 Growth Index, which returned -3.90% for the same period.

■

U.S. equity markets recorded respectable advances over the year ended June 30, 2006, supported by strong corporate earnings growth and a resilient economy. Equity markets began to fall during the second quarter of 2006, however, when investors became increasingly concerned about inflation, interest rates hikes, and increasing energy and commodity prices. Higher growth sectors such as technology and healthcare corrected the most in response to the change in investor sentiment.

■	The Fund’s overweight allocations to technology during this period hurt relative performance. The Fund was also hindered by underweight exposure to consumer staples.

■

Disappointing stock selection biotechnology (Neurocrine Biosciences, whose primary drug prospect, Indiplon was not approved, -84%) and communication equipment (Comverse Technology, which came under scrutiny for past option grant timing, -16%) were drags on performance. Alternative energy company, Energy Conversion Devices (fell along with many other solar focused companies, -26%), also held back returns.

■

Conversely, the Fund’s overweight to the overall energy sector contributed significantly to relative returns. Top performing stocks included representatives from several industry groups, including information technology services (Cognizant Technology, reported a strong quarter and outsourcing trends, +13%), internet (Google Inc., reflecting strong internet industry fundamentals and share gains, +8%), and consumer discretionary (Marriott, where pricing and occupancy continue to improve, +11%).

Total Return   For periods ended 06/30/06 (*Cumulative Total Return)

	1 year	5 year	10 year	Inception* (03/31/06)

RCM Strategic Growth Fund Class A	—	—	—	-9.53%
RCM Strategic Growth Fund Class A (adjusted)	—	—	—	-14.51%
RCM Strategic Growth Fund Class C (adjusted)	—	—	—	-9.73%
Russell 1000 Growth Index	—	—	—	-3.90%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Class A	Class C	Class A	Class C

Beginning Account Value (03/31/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$904.70	$902.70	$1,008.44	$1,006.35
Expenses Paid During Period	$3.96	$5.95	$4.18	$6.27

Expenses are equal to the expense ratio for the class (1.65% for Class A and 2.48% for Class C), multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since the Fund commenced operation on 3/31/06).

Change in Value   For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.1%
Healthcare	15.1%
Consumer Discretionary	7.4%
Financial Services	7.4%
Energy	6.2%
Telecommunications	6.2%
Consumer Staples	6.0%
Aerospace	3.5%
Other	12.9%
Cash & Equivalents — Net	14.2%

* % of net assets as of June 30, 2006

22   Allianz Funds Annual Report | 06.30.06

Schedule of Investments
 AMM Asset Allocation Fund (a)
June 30, 2006

	Shares	Value (000s)

ALLIANZ FUNDS (b)—50.3%
CCM Capital Appreciation	114,766	$2,320
CCM Mid-Cap (d)	74,342	2,119
NACM International	1,861,416	40,970
NFJ Small-Cap Value	239,356	7,764
OCC Renaissance (d)	866,819	19,235
OCC Value	869,366	14,336
PEA Growth (d)	78,101	1,620
PEA Opportunity (d)	438,906	9,586
PEA Target (d)	123,361	2,487
RCM Large-Cap Growth	1,838,189	25,422
RCM Mid-Cap (d)	6,388,313	19,101

Total Allianz Funds (cost—$117,483)		144,960

PIMCO FUNDS (c)—49.8%
Emerging Markets Bond	94,316	1,016
Foreign Bond (U.S. Dollar-Hedged)	312,361	3,199
High Yield	668,856	6,367
Short-Term	593,857	5,915
StocksPLUS	3,858,415	39,047
Total Return	8,614,727	87,698

Total PIMCO Funds (cost—$144,709)		143,242

Total Investments (cost—$262,192)—100.1%		288,202

Liabilities in excess of other assets—(0.1)%		(321)

Net Assets—100.0%		$287,881

Notes to Schedule of Investments:

(a) Affiliated funds.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing fund.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  23

Schedule of Investments
 CCM Capital Appreciation Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—96.5%

Aerospace—4.2%
Boeing Co. (b)	301,450	$24,692
General Dynamics Corp.	278,330	18,219
Lockheed Martin Corp.	255,140	18,304

		61,215

Building/Construction—1.2%
Jacobs Engineering Group, Inc. (a)(b)	213,260	16,984

Capital Goods—8.1%
Caterpillar, Inc. (b)	301,580	22,462
Cooper Industries Ltd., Class A	223,600	20,777
Johnson Controls, Inc. (b)	221,860	18,241
Joy Global, Inc.	336,880	17,548
Rockwell Automation, Inc.	285,740	20,576
Textron, Inc.	213,570	19,687

		119,291

Chemicals—1.2%
Monsanto Co. (b)	218,310	18,380

Communications—1.3%
NII Holdings, Inc., Class B (a)(b)	347,620	19,599

Consumer Discretionary—8.2%
Best Buy Co., Inc. (b)	317,090	17,389
International Game Technology (b)	503,260	19,094
J.C. Penney Co., Inc.	221,140	14,929
Nordstrom, Inc. (b)	398,780	14,555
Office Depot, Inc. (a)(b)	443,870	16,867
Sears Holding Corp. (a)	111,800	17,311
Starbucks Corp. (a)(b)	518,690	19,586

		119,731

Consumer Services—3.9%
Marriott International, Inc., Class A	518,220	19,754
Monster Worldwide, Inc. (a)(b)	395,220	16,860
Robert Half International, Inc.	482,920	20,283

		56,897

Consumer Staples—3.4%
Anheuser-Busch Cos., Inc.	381,040	17,372
Archer-Daniels-Midland Co.	368,220	15,200
Loews Corp. - Carolina Group	347,750	17,864

		50,436

Energy—8.6%
Baker Hughes, Inc. (b)	228,450	18,699
BJ Services Co. (b)	465,430	17,342
Halliburton Co. (b)	306,320	22,732
Noble Corp. (b)	253,460	18,862
Peabody Energy Corp.	276,280	15,403
Schlumberger Ltd.	242,320	15,777
Valero Energy Corp.	252,180	16,775

		125,590

	Shares	Value (000s)

Financial Services—11.7%
Allstate Corp.	338,000	$18,499
Charles Schwab Corp.	1,048,120	16,749
Citigroup, Inc.	387,090	18,673
Goldman Sachs Group, Inc.	114,970	17,295
Hartford Financial Services Group, Inc.	203,710	17,234
Host Marriot Corp., REIT	883,063	19,313
Lehman Brothers Holdings, Inc.	272,260	17,738
Loews Corp.	236,900	8,398
PNC Financial Services Group, Inc. (b)	285,680	20,046
Principal Financial Group, Inc.	318,590	17,729

		171,674

Healthcare—12.7%
Amgen, Inc. (a)(b)	288,480	18,817
Becton Dickinson & Co.	278,570	17,029
Biogen Idec, Inc. (a)	358,280	16,599
Genentech, Inc. (a)(b)	281,730	23,045
Gilead Sciences, Inc. (a)(b)	344,620	20,388
Hospira, Inc. (a)	415,480	17,841
Merck & Co., Inc.	505,480	18,415
Quest Diagnostics, Inc.	288,810	17,305
Schering-Plough Corp.	926,840	17,638
Wyeth	422,720	18,773

		185,850

Hotels/Gaming—2.5%
Las Vegas Sands Corp. (a)(b)	260,150	20,255
Starwood Hotels & Resorts Worldwide, Inc. (b)	270,660	16,332

		36,587

Materials & Processing—2.5%
Rohm & Haas Co. (b)	366,840	18,386
Vulcan Materials Co.	237,980	18,563

		36,949

Metals & Mining—1.2%
Alcoa, Inc. (b)	534,150	17,285

Multi-Media—3.7%
Comcast Corp., Class A (a)(b)	580,610	19,009
News Corp., Class A	923,290	17,709
Walt Disney Co.	575,180	17,255

		53,973

Technology—16.9%
Agilent Technologies, Inc. (a)	596,330	18,820
Applied Materials, Inc. (b)	1,151,370	18,744
Cisco Systems, Inc. (a)	896,980	17,518
Citrix Systems, Inc. (a)	417,960	16,777
Corning, Inc. (a)	740,460	17,912
Emerson Electric Co.	222,210	18,624
Freescale Semi-conductor, Inc., Class B (a)	577,340	16,974
Harris Corp. (b)	476,970	19,799
Hewlett-Packard Co. (b)	563,540	17,853
International Business Machines Corp. (b)	201,720	15,496
MEMC Electronic Materials, Inc. (a)	391,680	14,493
Oracle Corp. (a)	1,279,350	19,036
QUALCOMM, Inc. (b)	406,870	16,303
Texas Instruments, Inc.	623,790	18,895

		247,244

	Shares	Value (000s)

Telecommunications—1.4%
AT&T, Inc. (b)	742,920	$20,720

Transportation—1.1%
Union Pacific Corp.	167,270	15,549

Utilities—1.4%
TXU Corp.	344,840	20,618

Waste Disposal—1.3%
Waste Management, Inc.	521,910	18,726

Total Common Stock (cost—$1,330,476)		1,413,298

SHORT-TERM INVESTMENTS—23.6%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—16.5%
Adirondack 2005-1 Corp.,
5.10% due 7/24/06	$10,000	9,954
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,005
Bank of America N.A.,
5.362% due 6/19/07, FRN	10,000	10,000
5.383% due 7/3/06	40,000	40,000
Bavaria TRR Corp.,
5.353% due 7/28/06	10,000	9,959
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	25,200	25,200
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	18,000	18,000
Countrywide Financial Corp.,
5.21% due 11/3/06, FRN	5,000	5,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	5,000	4,999
Davis Square Funding IV Corp.,
5.357% due 7/31/06	15,000	14,931
Davis Square Funding V Corp.,
5.345% due 7/18/06	10,000	9,974
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.21% due 2/2/07	3,000	3,000
5.392% due 7/10/06	1,000	1,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	10,000	9,993
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	10,000	9,959
Park Sienna LLC,
5.336% due 7/7/06	20,000	19,979
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	10,000	9,959
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	5,000	4,999
5.368% due 6/20/07	15,000	14,998

		240,907

24  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
CCM Capital Appreciation Fund
 June 30, 2006

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—7.1%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $104,182; collateralized by Federal Home Loan Bank, 4.50%, due 5/21/07, valued at $53,776 including accrued interest; and Freddie Mac, 2.875%, due 5/15/07, valued at $52,448 (cost—$104,139)	$104,139	$104,139

Total Short-Term Investments (cost—$344,870)		345,046

Total Investments (cost—$1,675,346)—120.1%		1,758,344

Liabilities in excess of other assets—(20.1)%		(293,755)

Net Assets—100.0%		$1,464,589

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $233,568; cash collateral of $240,166 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  25

Schedule of Investments
 CCM Mid-Cap Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.5%

Aerospace—2.4%
Goodrich Corp.	401,870	$16,191
Rockwell Collins, Inc.	315,330	17,618

		33,809

Automotive—1.3%
TRW Automotive Holdings Corp. (a)	674,610	18,403

Capital Goods—6.2%
Carlisle Cos., Inc.	219,950	17,442
Dover Corp. (b)	365,170	18,050
Fluor Corp. (b)	181,130	16,833
Harsco Corp.	218,020	16,997
Joy Global, Inc.	328,820	17,128

		86,450

Chemicals—2.5%
Airgas, Inc.	468,870	17,466
Celanese Corp.	871,800	17,802

		35,268

Communications—3.9%
Crown Castle International Corp. (a)(b)	528,470	18,253
NII Holdings, Inc., Class B (a)(b)	335,180	18,897
Qwest Communications International, Inc. (a)	2,294,000	18,559

		55,709

Consumer Discretionary—10.7%
AnnTaylor Stores Corp. (a)(b)	346,760	15,043
Claire’s Stores, Inc.	571,230	14,572
International Game Technology (b)	370,370	14,052
Men’s Wearhouse, Inc.	487,890	14,783
Nordstrom, Inc. (b)	379,590	13,855
Office Depot, Inc. (a)(b)	387,060	14,708
Penn National Gaming, Inc. (a)	380,900	14,771
Pool Corp.	388,360	16,944
Scientific Games Corp. (a)(b)	391,300	13,938
W.W. Grainger, Inc.	233,450	17,563

		150,229

Consumer Services—4.5%
Alliance Data Systems Corp. (a)	225,620	13,271
Choice Hotels International, Inc.	271,950	16,480
Hilton Hotels Corp.	617,720	17,469
Monster Worldwide, Inc. (a)	381,050	16,256

		63,476

Consumer Staples—1.8%
Brown-Forman Corp., Class B	100,840	7,205
Hormel Foods Corp.	471,080	17,496

		24,701

Energy—11.4%
Arch Coal, Inc. (b)	292,060	12,374
Cameron International Corp. (a)(b)	287,920	13,754
Diamond Offshore Drilling, Inc. (b)	205,910	17,282
ENSCO International, Inc. (b)	328,850	15,134
FMC Technologies, Inc. (a)	219,630	14,816
Grant Prideco, Inc. (a)	340,460	15,236
Hess Corp. (b)	369,680	19,538
Smith International, Inc.	429,420	19,096
Tesoro Corp. (b)	242,350	18,021
Tidewater, Inc.	313,180	15,408

		160,659

	Shares	Value (000s)

Environmental Services—1.2%
Republic Services, Inc.	404,550	$16,320

Financial Services—12.6%
Assurant, Inc.	353,850	17,126
Bear Stearns Cos., Inc.	130,170	18,234
BlackRock, Inc.	124,960	17,391
CB Richard Ellis Group, Inc., Class A (a)	700,440	17,441
CNA Financial Corp. (a)(b)	519,690	17,129
E*Trade Financial Corp. (a)	751,100	17,140
HCC Insurance Holdings, Inc. (b)	523,710	15,418
Jefferies Group, Inc. (b)	577,320	17,106
Lincoln National Corp.	285,800	16,131
Nasdaq Stock Market, Inc. (a)	568,410	16,995
T. Rowe Price Group, Inc.	185,010	6,995

		177,106

Healthcare—9.6%
Biogen Idec, Inc. (a)	350,040	16,217
Covance, Inc. (a)(b)	231,960	14,201
Dade Behring Holdings, Inc.	414,800	17,272
Hospira, Inc. (a)	399,160	17,140
Intuitive Surgical, Inc. (a)	148,260	17,490
Quest Diagnostics, Inc. (b)	317,410	19,019
Varian Medical Systems, Inc. (a)(b)	310,230	14,690
VCA Antech, Inc. (a)(b)	592,130	18,907

		134,936

Materials & Processing—2.5%
Allegheny Technologies, Inc.	242,370	16,782
Southern Copper Corp. (b)	198,160	17,662

		34,444

Paper/Paper Products—1.1%
Temple-Inland, Inc.	364,430	15,623

Technology—21.6%
Akamai Technologies, Inc. (a)(b)	607,930	22,001
Applera Corp. - Applied Biosystems Group	564,450	18,260
BEA Systems, Inc. (a)(b)	1,367,300	17,898
Cadence Design Systems, Inc. (a)(b)	970,860	16,650
CheckFree Corp. (a)(b)	359,950	17,839
DST Systems, Inc. (a)(b)	305,130	18,155
Emdeon Corp. (a)(b)	1,580,600	19,615
Global Payments, Inc.	374,570	18,185
Harris Corp. (b)	460,320	19,108
Lexmark International, Inc. (a)	349,170	19,494
LSI Logic Corp. (a)	2,104,840	18,838
Mettler Toledo International, Inc. (a)	275,960	16,715
Microchip Technology, Inc. (b)	495,700	16,631
Molex, Inc. (b)	469,420	15,759
Tektronix, Inc.	589,870	17,354
Thomas & Betts Corp. (a)	308,320	15,817
Western Digital Corp. (a)(b)	814,790	16,141

		304,460

Transportation—2.6%
CH Robinson Worldwide, Inc. (b)	418,360	22,298
Norfolk Southern Corp. (b)	276,210	14,700

		36,998

	Shares	Value (000s)

Utilities—2.6%
Allegheny Energy, Inc. (a)	457,560	$16,962
Alliant Energy Corp. (b)	578,330	19,837

		36,799

Total Common Stock (cost—$1,297,918)		1,385,390

SHORT-TERM INVESTMENTS—24.8%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—19.3%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$12,000	11,979
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,005
Bank of America N.A.,
5.383% due 7/3/06	40,000	40,000
Bavaria TRR Corp.,
5.123% due 7/03/06	25,000	24,989
5.353% due 7/28/06	20,000	19,917
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	11,641	11,641
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	62,000	62,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	5,000	4,999
Davis Square Funding IV Corp.,
5.357% due 7/31/06	15,000	14,932
Davis Square Funding V Corp.,
5.345% due 7/18/06	9,414	9,389
KKR Atlantic Funding Trust,
5.323% due 7/21/06	10,000	9,957
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.21% due 2/2/07, FRN	3,000	3,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	10,000	9,993
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	10,000	9,959
Park Sienna LLC,
5.336% due 7/7/06	10,000	9,990
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	5,000	4,979
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	5,000	5,002

		271,729

26  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
CCM Mid-Cap Fund
 June 30, 2006

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $77,317; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $78,831 including accrued interest (cost—$77,285)	$77,285	$77,285

Total Short-Term Investments (cost—$348,848)		349,014

Total Investments (cost—$1,646,766)—123.3%		1,734,404

Liabilities in excess of other assets—(23.3)%		(327,798)

Net Assets—100.0%		$1,406,606

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $268,385; cash collateral of $275,951 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  27

Schedule of Investments
NACM Flex-Cap Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—91.0%

Aerospace—0.6%
AAR Corp. (a)	13,900	$309

Capital Goods—6.8%
3M Co.	15,700	1,268
ESCO Technologies, Inc. (a)	8,600	459
General Electric Co.	29,300	966
Textron, Inc.	7,700	710

		3,403

Commercial Products—2.0%
Healthspring, Inc. (a)	53,900	1,011

Consumer Discretionary—3.9%
Charming Shoppes (a)	35,500	399
Federated Department Stores, Inc.	19,000	695
Finlay Enterprises, Inc. (a)	10,700	91
Newell Rubbermaid, Inc.	28,200	729

		1,914

Consumer Services—4.1%
Comcast Corp., Class A (a)(b)	49,900	1,634
Energy Coal Resources, Inc. (c)(f)	26,000	418

		2,052

Consumer Staples—2.8%
Altria Group, Inc.	9,300	683
PepsiCo, Inc.	11,400	684

		1,367

Energy—12.1%
ChevronTexaco Corp.	15,000	931
ConocoPhillips	22,700	1,487
Exxon Mobil Corp.	31,900	1,957
Marathon Oil Corp.	9,300	775
Valero Energy Corp.	12,900	858

		6,008

Financial Services—33.5%
American Express Co.	16,900	900
American Home Mortgage Investment Corp., (REIT) (b)	15,200	560
American International Group, Inc.	15,700	927
Bank of America Corp.	29,398	1,414
Bank of New York Co., Inc.	21,800	702
Citigroup, Inc.	39,700	1,915
City National Corp.	6,300	410
Countrywide Financial Corp.	38,000	1,447
Goldman Sachs Group, Inc.	8,200	1,234
Home Bancshares, Inc. (a)	11,200	254
JER Investors Trust, Inc., (REIT) (c)	4,900	76
JP Morgan Chase & Co.	17,400	731
Morgan Stanley	8,600	544
North Fork Bancorp., Inc.	27,800	839
TD Ameritrade Holding Corp.	27,300	404
U.S. Bancorp	20,700	639
Washington Mutual, Inc. (b)	39,500	1,800
Wells Fargo & Co.	28,000	1,878

		16,674

Healthcare—3.8%
Pfizer, Inc.	47,000	1,103
WellPoint, Inc. (a)	11,100	808

		1,911

	Shares	Value (000s)

Materials & Processing—3.5%
Alcan, Inc.	15,900	$746
Dow Chemical Co.	14,600	570
Smurfit-Stone Containers Corp. (a)	37,600	411

		1,727

Technology—8.7%
3Com Corp. (a)	115,000	589
Freescale Semi-conductor, Inc., Class B (a)	40,500	1,191
International Business Machines Corp.	11,500	884
Lexmark International, Inc. (a)	15,300	854
Microsoft Corp.	34,300	799

		4,317

Telecommunications—7.6%
Alcatel S.A. ADR (a)	61,700	778
AT&T, Inc.	48,600	1,356
Corning, Inc. (a)	33,700	815
Verizon Communications, Inc.	24,600	824

		3,773

Utilities—1.6%
Duke Energy Corp.	7,800	229
NRG Energy, Inc. (a)	11,200	540

		769

Total Common Stock (cost—$41,960)		45,235

EXCHANGE-TRADED FUNDS—3.5%

iShares Russell 1000 Value Index Fund (b) (cost—$1,600)	23,900	1,747

SHORT-TERM INVESTMENTS—17.3%

Collateral Invested for Securities on Loan (d)—9.7%
Allianz Dresdner Daily Asset Fund (e)	4,818,703	4,819

	Principal Amount (000s)

Repurchase Agreement—7.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $3,765; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $3,838 including accrued interest (cost—$3,763)	$3,763	3,763

Total Short-Term Investments (cost—$8,582)		8,582

Total Investments (cost—$52,142)—111.8%		55,564

Liabilities in excess of other assets—(11.8)%		(5,844)

Net Assets—100.0%		$49,720

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $4,706; cash collateral of $4,818 was received with which the Fund purchased short-term investments.

(c) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Security purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Illiquid security.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

28  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NACM Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.1%

Aerospace—3.7%
Boeing Co.	600	$49
Lockheed Martin Corp.	700	50
Raytheon Co.	1,100	49

		148

Capital Goods—7.1%
General Electric Co.	5,200	171
Illinois Tool Works, Inc.	1,300	62
Parker Hannifin Corp.	700	54

		287

Consumer Discretionary—15.3%
AMR Corp. (a)	900	23
AnnTaylor Stores Corp. (a)	1,500	65
Claire’s Stores, Inc.	1,700	43
Dollar Tree Stores, Inc. (a)	1,900	50
Federated Department Stores, Inc.	1,400	51
Gap, Inc.	3,100	54
International Game Technology	1,200	46
J.C. Penney Co., Inc.	900	61
Mattel, Inc.	2,800	46
McDonald’s Corp.	1,200	40
Newell Rubbermaid, Inc.	1,100	29
Staples, Inc.	2,000	49
Wal-Mart Stores, Inc.	1,200	58

		615

Consumer Services—5.4%
Corporate Executive Board Co.	400	40
Manpower, Inc.	800	52
McKesson Corp.	1,300	61
Walt Disney Co.	2,100	63

		216

Consumer Staples—6.7%
Altria Group, Inc.	500	36
Anheuser-Busch Cos., Inc.	900	41
Archer-Daniels-Midland Co.	700	29
Coca-Cola Co.	1,900	82
General Mills, Inc.	1,100	57
Procter & Gamble Co.	390	22

		267

Energy—4.4%
ConocoPhillips	500	33
Devon Energy Corp.	800	48
Diamond Offshore Drilling, Inc.	500	42
Helmerich & Payne, Inc.	500	30
Transocean, Inc. (a)	300	24

		177

Financial Services—4.4%
American International Group, Inc.	300	18
Chubb Corp.	800	40
Cigna Corp.	300	29
Goldman Sachs Group, Inc.	400	60
Legg Mason, Inc.	300	30

		177

Healthcare—14.9%
Abbott Laboratories	1,600	70
Aetna, Inc.	700	28
Baxter International, Inc.	1,700	63
Biogen Idec, Inc. (a)	1,100	51
Cardinal Health, Inc.	500	32
Celgene Corp. (a)	1,100	52
Johnson & Johnson	2,700	162
Manor Care, Inc.	1,200	56
UnitedHealth Group, Inc.	1,900	85

		599

	Shares	Value (000s)

Materials & Processing—4.1%
Martin Marietta Materials, Inc.	700	$64
Nucor Corp.	1,100	60
Phelps Dodge Corp.	500	41

		165

Multi-Media—0.5%
CBS Corp.	800	22

Technology—27.0%
Agilent Technologies, Inc. (a)	1,300	41
BEA Systems, Inc. (a)	4,100	54
Cisco Systems, Inc. (a)	5,700	111
Electronic Data Systems Corp.	1,500	36
Emerson Electric Co.	300	25
Google, Inc., Class A (a)	100	42
Hewlett-Packard Co.	1,600	51
IMS Health, Inc.	1,600	43
International Business Machines Corp.	1,300	100
Intersil Corp.	1,700	40
LSI Logic Corp. (a)	2,400	21
Micron Technology, Inc. (a)	4,000	60
Microsoft Corp.	7,500	175
Motorola, Inc.	2,500	50
Oracle Corp. (a)	5,700	83
QUALCOMM, Inc.	900	36
Sun Microsystems, Inc. (a)	8,900	37
Texas Instruments, Inc.	1,100	33
Thomas & Betts Corp. (a)	900	46

		1,084

Transportation—3.6%
CSX Corp.	900	64
United Parcel Service, Inc., Class B	1,000	82

		146

Total Common Stock (cost—$3,766)		3,903

EXCHANGE-TRADED FUND—2.0%

SPDR Trust Series 1 (cost—$78)	627	80

	Principal Amount (000s)

Repurchase Agreement—2.7%

State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $110; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $114 including accrued interest (cost—$110)	$110	110

Total Investments (cost—$3,954)—101.8%		4,093

Liabilities in excess of other assets—(1.8)%		(71)

Net Assets—100.0%		$4,022

Notes to Schedule of Investments

(a) Non-income producing.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  29

Schedule of Investments
NFJ Dividend Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—91.9%

Consumer Discretionary—9.2%
CBS Corp.	1,623,200	$43,908
Limited Brands, Inc. (b)	154,500	3,953
Mattel, Inc.	2,680,000	44,247
Stanley Works	862,000	40,704
V.F. Corp.	680,800	46,240
Whirlpool Corp. (b)	548,700	45,350

		224,402

Consumer Staples—13.3%
Altria Group, Inc. (b)	647,000	47,509
Anheuser-Busch Cos., Inc. (b)	1,040,000	47,414
Coca-Cola Co.	1,268,400	54,567
ConAgra Foods, Inc. (b)	2,013,000	44,507
Kimberly-Clark Corp.	860,000	53,062
Reynolds American, Inc. (b)	405,000	46,696
Supervalu, Inc.	1,009,600	30,995

		324,750

Energy—13.7%
Anadarko Petroleum Corp. (b)	1,098,000	52,364
Chevron Corp.	710,000	44,063
ConocoPhillips	763,100	50,006
Marathon Oil Corp. (b)	1,142,000	95,128
Occidental Petroleum Corp. (b)	452,000	46,352
PetroChina Co., Ltd. ADR (b)	440,000	47,507

		335,420

Financial Services—24.7%
Allstate Corp.	851,400	46,597
Bank of America Corp.	969,000	46,609
Duke Realty Corp., REIT (b)	791,000	27,804
Freddie Mac	844,400	48,139
JP Morgan Chase & Co.	1,112,000	46,704
Key Corp.	2,525,000	90,092
Lincoln National Corp.	850,000	47,974
Morgan Stanley	770,000	48,672
Regions Financial Corp. (b)	2,350,000	77,832
St. Paul Travelers Cos., Inc.	1,011,000	45,070
Washington Mutual, Inc. (b)	1,760,000	80,221

		605,714

Industrial—3.7%
Masco Corp. (b)	1,519,000	45,023
RR Donnelley & Sons Co.	1,406,700	44,944

		89,967

Healthcare—9.9%
GlaxoSmithKline PLC ADR	937,000	52,285
Merck & Co., Inc.	2,620,000	95,446
Pfizer, Inc.	4,065,700	95,422

		243,153

Materials & Processing—3.0%
Dow Chemical Co. (b)	1,122,000	43,792
Lyondell Chemical Co.	1,340,000	30,364

		74,156

Technology—2.0%
Seagate Technology, Inc. (a)(b)	2,200,000	49,808

Telecommunications—6.0%
ALLTEL Corp.	742,000	47,362
AT&T, Inc. (b)	1,720,000	47,971
Verizon Communications, Inc.	1,550,000	51,909

		147,242

	Shares	Value (000s)

Utilities—6.4%
DTE Energy Co. (b)	1,033,000	$42,085
KeySpan Corp.	786,000	31,754
Progress Energy, Inc. (b)	1,003,000	42,999
Sempra Energy	890,000	40,477

		157,315

Total Common Stock (cost—$2,091,718)		2,251,927

SHORT-TERM INVESTMENTS—24.5%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—17.2%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$25,000	24,956
5.376% due 7/6/06	20,000	19,982
Bank of America Corp.,
5.13% due 8/22/06, FRN	10,000	10,011
Bank of America N.A.,
5.363% due 6/19/07, FRN	20,000	20,000
Bavaria TRR Corp.,
5.353% due 7/28/06	20,000	19,917
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	1,000	1,000
Canadian Imperial Bank,
5.34% due 7/3/06	27,916	27,916
Countrywide Financial Corp.,
5.21% due 11/3/06, FRN	1,340	1,340
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	20,000	19,994
Davis Square Funding V Corp.,
5.345% due 7/18/06	10,000	9,973
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	8,000	8,002
ING Bank NV,
5.30% due 7/3/06	50,000	50,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	45,000	44,808
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.155% due 2/15/07, FRN	10,000	10,000
5.21% due 2/2/07, FRN	2,000	2,000
5.393% due 7/10/06	5,000	5,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	20,000	19,985
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.305% due 1/19/07	20,000	20,000
5.335% due 7/28/06	20,000	19,918
Park Sienna LLC,
5.336% due 7/7/06	20,000	19,979
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	20,000	19,998
5.368% due 6/20/07	15,000	14,998
5.369% due 4/5/07	10,000	10,004
Starbird Funding Corp.,
5.295% due 7/24/06	10,000	9,955

		421,736

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—7.3%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $179,743; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $137,458 including accrued interest; and Federal Home Loan Bank, 4.50%, due 5/21/07, valued at $45,809 including accrued interest (cost—$179,670)	$179,670	$179,670

Total Short-Term Investments (cost—$601,367)		601,406

Total Investments (cost—$2,693,085)—116.4%		2,853,333

Liabilities in excess of other assets—(16.4)%		(401,479)

Net Assets—100.0%		$2,451,854

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $407,515; cash collateral of $420,950 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from the securities on loan.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

30  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NFJ Large-Cap Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—85.6%

Consumer Discretionary—10.0%
Carnival Corp.	26,200	$1,094
CBS Corp.	77,000	2,083
Fortune Brands, Inc.	15,000	1,065
Gannett Co., Inc. (a)	39,000	2,181
Johnson Controls, Inc.	12,500	1,028
Limited Brands, Inc.	69,500	1,778
McDonald’s Corp. (a)	32,000	1,075
Paccar, Inc.	26,700	2,200

		12,504

Consumer Staples—5.1%
Altria Group, Inc.	29,000	2,130
Anheuser-Busch Cos., Inc.	24,000	1,094
Coca-Cola Enterprises, Inc.	52,000	1,059
Kimberly-Clark Corp.	35,000	2,160

		6,443

Energy—12.5%
Apache Corp.	50,000	3,413
ConocoPhillips	50,000	3,276
GlobalSantaFe Corp.	39,000	2,252
Occidental Petroleum Corp.	32,000	3,282
Valero Energy Corp.	52,000	3,459

		15,682

Financial Services—29.7%
Allstate Corp.	78,000	4,269
Bank of America Corp.	66,000	3,175
Citigroup, Inc.	66,000	3,184
Countrywide Financial Corp.	55,000	2,094
Equity Office Properties Trust, REIT	60,000	2,191
Fannie Mae	45,000	2,164
Key Corp.	90,000	3,211
Lehman Brothers Holdings, Inc. (a)	50,000	3,257
Marsh & McLennan Cos., Inc. (a)	40,000	1,076
MetLife, Inc. (a)	62,000	3,175
Simon Property Group, Inc., REIT	26,000	2,156
St. Paul Travelers Cos., Inc.	94,000	4,190
Washington Mutual, Inc. (a)	70,000	3,191

		37,333

Healthcare—6.0%
Cigna Corp.	23,000	2,266
HCA, Inc.	24,000	1,035
Johnson & Johnson	17,000	1,019
Merck & Co., Inc.	30,000	1,093
Pfizer, Inc.	91,000	2,136

		7,549

Industrial—6.8%
3M Co.	13,000	1,050
Burlington Northern Santa Fe Corp.	14,000	1,109
Deere & Co. (a)	13,000	1,085
Masco Corp. (a)	109,000	3,231
Northrop Grumman Corp.	33,000	2,114

		8,589

Materials & Processing—8.6%
Alcoa, Inc.	35,000	1,133
Dow Chemical Co.	81,000	3,161
Phelps Dodge Corp.	27,000	2,218
PPG Industries, Inc.	32,000	2,112
Weyerhaeuser Co.	35,000	2,179

		10,803

	Shares	Value (000s)

Technology—0.9%
Hewlett-Packard Co.	34,000	$1,077

Telecommunications—3.4%
AT&T, Inc.	76,000	2,120
Verizon Communications, Inc.	64,000	2,143

		4,263

Utilities—2.6%
TXU Corp.	54,000	3,229

Total Common Stock (cost—$99,515)		107,472

SHORT-TERM INVESTMENTS—18.4%

Collateral Invested for Securities on Loan (b)—11.9%
Allianz Dresdner Daily Asset Fund (c)	14,935,993	14,936

	Principal Amount (000s)

Repurchase Agreement—6.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $8,204; collateralized by Federal Home Loan Bank, 3.875%-4.125%, due 6/8/07-10/19/07, valued at $8,367 including accrued interest (cost—$8,201)	$8,201	8,201

Total Short-Term Investments (cost—$23,137)		23,137

Total Investments (cost—$122,652)—104.0%		130,609

Liabilities in excess of other assets—(4.0)%		(5,082)

Net Assets—100.0%		$125,527

Notes to Schedule of Investments (amounts in thousands):

(a) All or portion on loan with an aggregate market value of $14,484; cash collateral of $14,935 was received with which the Fund purchased short-term investments.

(b) Security purchased with the cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:

REIT — Real Estate Investment Trust.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report   31

Schedule of Investments
NFJ Small-Cap Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.4%

Consumer Discretionary—10.5%
ArvinMeritor, Inc. (a)	2,073,000	$35,635
Borders Group, Inc.	1,586,000	29,278
Brown Shoe Co., Inc.	1,035,100	35,276
Cato Corp., Class A	1,445,500	37,366
CKE Restaurants, Inc. (a)	150,000	2,491
Claire’s Stores, Inc.	1,127,000	28,750
Ethan Allen Interiors, Inc. (a)	945,000	34,540
Handleman Co. (a)(d)	1,117,000	9,104
Intrawest Corp.	470,800	15,000
Journal Register Co. (d)	2,213,000	19,828
Kellwood Co. (a)	1,215,000	35,563
Lancaster Colony Corp.	690,000	27,234
M.D.C. Holdings, Inc. (a)	458,000	23,784
M/I Homes, Inc. (a)	657,400	23,062
Russell Corp. (a)	1,240,000	22,518
Sturm, Ruger & Co., Inc. (a)	475,000	2,969
United Auto Group, Inc. (a)	1,798,000	38,387

		420,785

Consumer Staples—8.4%
Chiquita Brands International, Inc. (a)	1,621,000	22,337
Corn Products International, Inc. (a)	1,348,000	41,249
Fresh Del Monte Produce, Inc. (a)	1,573,200	27,169
JM Smucker Co.	919,500	41,102
Loews Corp. - Carolina Group	825,000	42,380
PepsiAmericas, Inc.	1,580,000	34,934
Pilgrim’s Pride Corp. (a)	1,315,900	33,950
Ruddick Corp.	1,280,700	31,390
Sanderson Farms, Inc. (a)	725,000	20,293
Universal Corp. (a)	1,126,500	41,928

		336,732

Energy—11.9%
Berry Petroleum Co., Class A (a)	1,255,400	41,616
Buckeye Partners L.P., UNIT (a)	870,000	36,618
Cabot Oil & Gas Corp. (a)	945,000	46,305
Frontier Oil Corp. (a)	1,744,000	56,506
Holly Corp.	1,210,000	58,322
Magellan Midstream Partners L.P., UNIT (a)	1,295,000	44,004
Range Resources Corp.	1,525,000	41,465
Ship Finance International Ltd. (a)	48,750	844
St. Mary Land & Exploration Co. (a)	1,055,000	42,464
Tidewater, Inc. (a)	809,000	39,803
Valero L.P. (a)	395,000	19,493
Western Gas Resources, Inc.	908,000	54,344

		481,784

Financial Services—18.9%
Advance America, Cash Advance Centers, Inc.	200,900	3,524
American Equity Investment Life Holding Co.	748,300	7,977
American Financial Group, Inc.	1,072,000	45,989
AmerUs Group Co. (a)	727,100	42,572
BancorpSouth, Inc.	1,155,000	31,474
CBL & Assoc. Properties, Inc., REIT (a)	1,090,000	42,434
Delphi Financial Group, Inc., Class A	1,164,500	42,341
Equity One, Inc., REIT (a)	1,630,000	34,067

	Shares	Value (000s)

First Industrial Realty Trust, Inc., REIT (a)	1,067,000	$40,482
Fremont General Corp. (a)	1,650,000	30,624
Healthcare Realty Trust, Inc., REIT (a)	1,238,000	39,430
Hilb Rogal & Hobbs Co. (a)	997,000	37,158
HRPT Properties Trust, REIT	3,445,000	39,824
Infinity Property & Casualty Corp.	289,200	11,857
Kingsway Financial Services, Inc. (a)	677,100	12,249
LandAmerica Financial Group, Inc. (a)	586,000	37,856
Nationwide Health Properties, Inc., REIT (a)	1,993,000	44,862
New Plan Excel Realty Trust, Inc., REIT (a)	1,718,000	42,417
Old National Bancorp (a)	764,500	15,267
Potlatch Corp., REIT (a)	1,069,038	40,356
Provident Bankshares Corp.	1,053,000	38,319
Scottish Re Group Ltd. (a)	929,400	15,502
Susquehanna Bancshares, Inc.	940,000	22,466
Washington Federal, Inc.	1,600,000	37,104
WP Stewart & Co., Ltd.	360,900	5,493

		761,644

Healthcare—4.1%
Arrow International, Inc.	795,000	26,132
Diagnostic Products Corp.	658,300	38,293
Hillenbrand Industries, Inc.	590,000	28,615
Invacare Corp.	1,200,000	29,856
Owens & Minor, Inc.	1,251,000	35,779
West Pharmaceutical Services, Inc.	150,000	5,442

		164,117

Industrial—21.2%
Acuity Brands, Inc. (a)	965,000	37,548
Albany International Corp., Class A	943,000	39,974
Arkansas Best Corp. (a)	842,700	42,312
Banta Corp.	755,000	34,979
Barnes Group, Inc. (a)	1,498,000	29,885
Briggs & Stratton Corp. (a)	1,272,200	39,578
Crane Co.	1,016,000	42,266
Curtiss-Wright Corp.	1,218,000	37,612
Frontline Ltd. (a)	1,140,000	43,149
General Maritime Corp. (a)	1,065,000	39,362
Harsco Corp.	468,500	36,524
John H. Harland Co.	876,000	38,106
Kennametal, Inc.	710,000	44,198
Lennox International, Inc.	1,237,000	32,756
Lincoln Electric Holdings, Inc.	854,000	53,503
Mueller Industries, Inc. (a)	1,108,000	36,597
Regal-Beloit Corp.	814,500	35,960
Schawk, Inc. (a)	471,900	8,258
Simpson Manufacturing Co., Inc. (a)	575,000	20,729
Skywest, Inc.	1,696,000	42,061
Teekay Shipping Corp. (a)	983,400	41,145
Universal Forest Products, Inc.	419,200	26,297
Valmont Industries, Inc.	130,000	6,044
Werner Enterprises, Inc. (a)	2,124,000	43,054

		851,897

Information Technology—0.4%
Landauer, Inc.	320,000	15,328

	Shares	Value (000s)

Materials & Processing—10.4%

Agnico-Eagle Mines Ltd. (a)	1,460,000	$48,297
Cleveland-Cliffs, Inc. (a)	533,400	42,293
Commercial Metals Co.	760,000	19,532
Lubrizol Corp.	925,000	36,861
Massey Energy Co. (a)	870,000	31,320
Methanex Corp.	1,781,500	37,732
Olin Corp.	2,113,000	37,886
Quanex Corp. (a)	972,500	41,886
Rock-Tenn Co., Class A	938,000	14,961
RPM International, Inc. (a)	2,135,000	38,430
Sensient Technologies Corp. (a)	1,640,000	34,292
Sonoco Products Co.	1,174,000	37,157

		420,647

Technology—0.3%
Methode Electronics, Inc.	1,196,300	12,573

Telecommunications Services—0.8%
Iowa Telecommunications Services, Inc. (d)	1,678,000	31,748

Utilities—10.5%
Atmos Energy Corp.	1,430,000	39,911
Cleco Corp.	1,697,000	39,455
Duquesne Light Holdings, Inc. (a)	2,275,000	37,401
Energen Corp.	1,210,000	46,476
National Fuel Gas Co. (a)	1,145,000	40,235
Peoples Energy Corp. (a)	1,039,000	37,310
Southwest Gas Corp.	790,000	24,759
UGI Corp.	1,725,000	42,470
Vectren Corp.	1,400,000	38,150
Westar Energy, Inc.	1,835,000	38,627
WGL Holdings, Inc. (a)	1,280,000	37,056

		421,850

Total Common Stock (cost—$3,115,482)		3,919,105

SHORT-TERM INVESTMENTS—31.3%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (c)—28.6%
Adirondack 2005-1 Corp.,
5.102% due 7/24/06	$20,000	19,909
5.281% due 7/5/06	15,000	14,974
5.376% due 7/6/06	20,000	19,982
Bank of America Corp.,
5.130% due 8/22/06, FRN	30,000	30,033
Bank of America N.A.,
5.363% due 6/19/07, FRN	50,000	50,000
5.383% due 7/3/06	120,000	120,000
Bavaria TRR Corp.,
5.307% due 7/5/06	40,000	39,971
5.342% due 7/3/06	20,000	19,991
5.353% due 7/28/06	35,000	34,855
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (b)	2,000	2,000
Canadian Imperial Bank,
5.340% due 7/3/06	36,472	36,472
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	170,000	170,000
Countrywide Financial Corp.,
5.210% due 11/3/06, FRN	10,000	10,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	20,000	19,994
Davis Square Funding IV Corp.,
5.357% due 7/31/06	52,000	51,763

32  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
NFJ Small-Cap Value Fund
June 30, 2006

	Principal Amount (000s)	Value (000s)

Davis Square Funding V Corp.,
5.345% due 7/18/06	$28,000	$27,926
Giro Funding U.S. Corp.,
5.371% due 8/7/06	40,000	39,775
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (b)	10,000	10,002
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (b)	3,000	2,999
ING Bank NV,
5.30% due 7/3/06	50,000	50,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	15,000	14,936
Links Finance LLC,
5.321% due 1/25/07, FRN (b)	15,000	14,999
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.155% due 2/15/07, FRN	10,000	10,000
5.21% due 2/2/07, FRN	10,000	10,000
5.392% due 7/10/06	15,000	15,000
5.393% due 7/10/06	40,000	40,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	60,000	59,956
Natexis Banques Populaires,
5.367% due 5/11/07, FRN	10,000	10,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (b)	$2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	30,000	29,876
Park Sienna LLC,
5.336% due 7/7/06	49,000	48,949
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	10,000	9,959
Sigma Finance, Inc., FRN (b),
5.368% due 6/20/07	30,000	29,995
5.369% due 4/5/07	20,000	20,008
Starbird Funding Corp.,
5.295% due 7/24/06	25,000	24,887
Tango Finance Corp.,
5.353% due 4/16/07, FRN (b)	10,000	10,000
Toyota Motor Credit Corp.,
5.13% due 9/6/06, FRN	18,000	18,001

		1,149,212

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $110,448; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $112,611 including accrued interest (cost—$110,403)	110,403	110,403

Total Short-Term Investments (cost—$1,259,262)		1,259,615

Total Investments (cost—$4,374,744)—128.7%		5,178,720

Liabilities in excess of other assets—(28.7)%		(1,155,579)

Net Assets—100.0%		$4,023,141

Notes to Schedule of Investments (amounts in thousands):

(a) All or portion on loan with an aggregate market value of $1,112,075; cash collateral of $1,146,381 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) Affiliated fund or security.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

UNIT — More than one class of securities traded together.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  33

Schedule of Investments
 OCC Core Equity Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—95.8%

Building—2.9%
Centex Corp.	2,900	$146

Capital Goods—2.8%
Parker Hannifin Corp.	600	47
Tyco International Ltd.	3,400	93

		140

Consumer Discretionary—11.2%
Best Buy Co., Inc.	2,300	126
Federated Department Stores, Inc.	6,400	234
Kohl’s Corp. (a)	3,300	195

		555

Consumer Services—1.8%
Harley-Davidson, Inc.	1,600	88

Consumer Staples—1.1%
Colgate-Palmolive Co.	900	54

Energy—14.7%
Arch Coal, Inc.	2,500	106
ConocoPhillips	3,500	229
Exxon Mobil Corp.	3,600	221
Peabody Energy Corp.	1,700	95
Valero Energy Corp.	1,200	80

		731

Financial Services—20.4%
Ambac Financial Group, Inc.	1,200	97
American International Group, Inc.	1,700	100
Bank of America Corp.	2,200	106
Capital One Financial Corp.	1,400	120
Citigroup, Inc.	1,800	87
Countrywide Financial Corp.	4,100	156
JP Morgan Chase & Co.	2,900	122
Merrill Lynch & Co., Inc.	1,100	76
Wells Fargo & Co.	2,200	148

		1,012

Healthcare—15.2%
Abbott Laboratories	2,400	104
Aetna, Inc.	4,200	168
Biogen Idec, Inc. (a)	2,500	116
Pfizer, Inc.	3,400	80
Sanofi-Synthelabo S.A. ADR	2,200	107
WellPoint, Inc. (a)	1,100	80
Wyeth	2,200	98

		753

Materials & Processing—2.0%
Nucor Corp.	1,800	98

Technology—19.9%
Apple Computer, Inc. (a)	2,300	131
Applied Materials, Inc.	2,800	46
Cadence Design Systems, Inc. (a)	3,200	55
Cisco Systems, Inc. (a)	8,500	166
EMC Corp. (a)	5,300	58
Hewlett-Packard Co.	3,900	123
Motorola, Inc.	2,000	40
Nokia Corp. ADR	6,000	122
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	16,377	150
Texas Instruments, Inc.	3,100	94

		985

	Shares	Value (000s)

Telecommunications—1.6%
AT&T, Inc.	2,900	$81

Transportation—2.2%
Union Pacific Corp.	1,200	111

Total Common Stock (cost—$4,618)		4,754

	Principal Amount (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $200; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $208 including accrued interest (cost—$200)	$200	200

Total Investments (cost—$4,818)—99.8%		4,954

Other assets less liabilities—0.2%		8

Net Assets—100.0%		$4,962

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR — American Depositary Receipt

34  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
OCC Value Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.4%

Building/Construction—2.6%
D.R. Horton, Inc.	700,000	$16,674
Lennar Corp., Class A (b)	700,000	31,059

		47,733

Capital Goods—4.3%
Honeywell International, Inc. (b)	900,000	36,270
Parker Hannifin Corp.	550,000	42,680

		78,950

Consumer Discretionary—5.5%
Family Dollar Stores, Inc. (b)	1,250,000	30,538
Federated Department Stores, Inc. (b)	1,000,000	36,600
TJX Cos., Inc.	1,500,000	34,290

		101,428

Consumer Services—4.5%
Carnival Corp.	2,000,000	83,480

Energy—7.4%
ChevronTexaco Corp.	1,400,000	86,884
Exxon Mobil Corp.	800,000	49,080

		135,964

Financial Services—40.7%
American International Group, Inc.	1,200,000	70,860
Bank of America Corp.	1,500,000	72,150
Citigroup, Inc.	1,700,000	82,008
Countrywide Financial Corp. (b)	2,700,000	102,816
Everest Re Group Ltd.	250,000	21,643
JP Morgan Chase & Co. (b)	1,900,000	79,800
MBIA, Inc. (b)	1,075,839	62,990
Merrill Lynch & Co., Inc.	500,000	34,780
MetLife, Inc. (b)	1,200,000	61,452
Morgan Stanley (b)	600,000	37,926
National City Corp. (b)	500,000	18,095
Wachovia Corp.	650,000	35,152
Wells Fargo & Co.	1,000,000	67,080

		746,752

Healthcare—13.2%
Pfizer, Inc.	5,000,000	117,350
Sanofi-Aventis ADR	900,000	87,687
WellPoint, Inc. (a)	500,000	36,385

		241,422

Materials & Processing—3.4%
Lyondell Chemical Co.	900,000	20,394
Temple-Inland, Inc.	1,000,000	42,870

		63,264

Multi-Media—1.0%
Dow Jones & Co., Inc. (b)	500,000	17,505

Technology—3.1%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	6,179,942	56,732

Telecommunications—7.4%
ALLTEL Corp. (b)	300,000	19,149
AT&T, Inc. (b)	3,100,000	86,459
Motorola, Inc. (b)	1,500,000	30,225

		135,833

	Shares	Value (000s)

Transportation—0.8%
Continental Airlines, Inc. (a)(b)	500,000	$14,900

Utilities—4.5%
Dominion Resources, Inc. (b)	1,100,000	82,269

Total Common Stock (cost—$1,721,206)		1,806,232

SHORT-TERM INVESTMENTS—15.3%

Collateral Invested for Securities on Loan (d)—14.7%
Allianz Dresdner Daily Asset Fund (e)	189,611,727	189,612

	Principal Amount (000s)

Bayerische Landesbank,
5.373% due 1/24/07, FRN	$1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	20,000	20,004
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (c)	4,000	3,999
Morgan Stanley,
5.210% due 2/2/07, FRN	7,000	7,000
5.392% due 7/10/06	2,000	2,000
5.393% due 7/10/06	30,000	30,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	4,000	4,000
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	10,000	10,004

		269,619

Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $10,948; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $11,163 including accrued interest (cost—$10,944)	10,944	10,944

Total Short-Term Investments (cost—$280,559)		280,563

Total Investments
(cost—$2,001,765) (f)— 113.7%		2,086,795

Liabilities in excess of other assets—(13.7)%		(251,595)

Net Assets—100.0%		$1,835,200

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $261,358; cash collateral of $269,621 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $87,687, which represents 4.78% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  35

Schedule of Investments
 PEA Equity Premium Strategy Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Building—3.0%
Centex Corp.	40,900	$2,057

Capital Goods—5.5%
Eaton Corp. (b)	17,500	1,320
Illinois Tool Works, Inc.	23,800	1,130
Tyco International Ltd.	46,800	1,287

		3,737

Commercial Products—1.0%
ChoicePoint, Inc. (a)	15,900	664

Consumer Discretionary—11.4%
Best Buy Co., Inc. (b)	24,400	1,338
Federated Department Stores, Inc.	93,000	3,404
Kohl’s Corp. (a)	42,400	2,507
Sears Holding Corp. (a)	2,900	449

		7,698

Consumer Services—1.9%
Harley-Davidson, Inc. (c)	22,800	1,252

Consumer Staples—2.4%
Altria Group, Inc. (b)	12,200	896
Colgate-Palmolive Co.	12,400	743

		1,639

Energy—15.0%
Arch Coal, Inc.	28,200	1,195
ConocoPhillips	47,800	3,132
Exxon Mobil Corp.	44,700	2,742
National-Oilwell, Inc. (a)(b)	12,100	766
Peabody Energy Corp.	21,000	1,171
Valero Energy Corp. (b)	16,500	1,098

		10,104

Financial Services—18.0%
Ambac Financial Group, Inc.	14,400	1,168
American International Group, Inc.	17,300	1,021
Bank of America Corp. (b)	23,600	1,135
Capital One Financial Corp. (b)	19,200	1,641
Countrywide Financial Corp. (b)	37,800	1,439
Goldman Sachs Group, Inc. (b)	9,200	1,384
JP Morgan Chase & Co. (b)	25,900	1,088
MGIC Investment Corp.	19,400	1,261
Wells Fargo & Co. (b)	29,900	2,006

		12,143

Healthcare—14.3%
Abbott Laboratories	32,800	1,431
Aetna, Inc. (b)	41,200	1,645
Biogen Idec, Inc. (a)(b)	33,000	1,529
Biomet, Inc.	18,700	585
Roche Holdings AG - Genusschein	12,100	1,997
Sanofi-Synthelabo S.A. ADR (b)	23,100	1,125
Wyeth	30,700	1,363

		9,675

Materials & Processing—3.4%
Freeport-McMoran Copper &
Gold, Inc., Class B	3,400	188
Nucor Corp.	1,600	87
Phelps Dodge Corp.	24,700	2,029

		2,304

Multi-Media—1.0%
Dow Jones & Co., Inc.	20,000	700

	Shares	Value (000s)

Technology—18.0%
Apple Computer, Inc. (a) (b)	37,500	$2,142
Applied Materials, Inc.	38,200	622
Cisco Systems, Inc. (a)(b)	106,800	2,086
EMC Corp. (a)	74,000	812
Hewlett-Packard Co. (b)	52,500	1,663
Microsoft Corp.	29,400	685
Motorola, Inc.	30,700	618
Nokia Corp. ADR (b)	74,100	1,501
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (b)	218,152	2,003

		12,132

Transportation—3.3%
Continental Airlines, Inc. (a)	37,400	1,114
Union Pacific Corp. (b)	11,800	1,097

		2,211

Total Common Stock (cost—$66,249)		66,316

SHORT-TERM INVESTMENTS—3.3%
	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—1.7%
Canadian Imperial Bank,
5.34% due 7/3/06	$1,135	1,135

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $1,105; collateralized by Federal Home Loan Bank, 4.25%, due 4/16/07, valued at $1,128 including accrued interest (cost—$1,105)	1,105	1,105

Total Short-Term Investments (cost—$2,240)		2,240

Total Investments before options written (cost—$68,489) (e)—101.5%		68,556

OPTIONS WRITTEN (a)—(1.1)%
	Contracts

Call Options—(1.1)%
Aetna, Inc. (CBOE) strike price $42.50, expires 7/22/06	300	(10)
Altria Group, Inc. (AMEX) strike price $75, expires 7/22/06	120	(14)
AMEX Oil Index (AMEX) strike price $1,160, expires 7/22/06	30	(71)
strike price $1,200, expires 8/19/06	30	(65)
Apple Computer, Inc. (CBOE) strike price $70, expires 8/19/06	300	(9)
Best Buy Co., Inc. (CBOE) strike price $57.50, expires 8/19/06	200	(26)

	Contracts	Value (000s)

Biogen Idec, Inc. (CBOE) strike price $50, expires 8/19/06	200	$(17)
BKX Index (PHLX) strike price $110, expires 8/19/06	300	(34)
Capital One Financial Corp. (CBOE) strike price $90, expires 8/19/06	150	(16)
Cisco Systems, Inc. (CBOE) strike price $21.50, expires 8/18/06	750	(16)
strike price $22.50, expires 7/22/06	700	(4)
Countrywide Financial Corp. (CBOE) strike price $40, expires 8/19/06	250	(24)
Eaton Corp. (CBOE) strike price $75, expires 7/22/06	175	(27)
Federated Department Stores, Inc. (OTC) strike price $38.50, expires 8/19/06	600	(43)
Goldman Sachs Group, Inc. (CBOE) strike price $160, expires 8/19/06	80	(13)
Harley-Davidson, Inc. (CBOE) strike price $57.50, expires 8/19/06	200	(24)
Hewlett-Packard Co. (CBOE) strike price $35, expires 7/22/06	300	(2)
Kohl’s Corp. (OTC) strike price $63.50, expires 8/19/06	300	(23)
MGIC Investment Corp. (OTC) strike price $67, expires 8/25/06	175	(20)
National-Oilwell, Inc. (CBOE) strike price $70, expires 8/19/06	120	(20)
Nokia, Corp. (CBOE) strike price $22.50, expires 8/19/06	500	(12)
Phelps Dodge (OTC) strike price $98, expires 8/11/06	200	(12)
S&P 500 Index (CBOE) strike price $1,275, expires 7/22/06	50	(65)
strike price $1,285, expires 8/19/06	30	(54)
strike price $1,305, expires 7/22/06	20	(4)
Sanofi-Aventis (CBOE) strike price $50, expires 8/19/06	200	(30)
Taiwan Semi-conductor Co., Ltd. (OTC) strike price $9.50, expires 8/11/06	1,000	(21)
Union Pacific Corp. (PHLX) strike price $95, expires 8/19/06	100	(26)
Valero Energy Corp. (CBOE) strike price $67.50, expires 8/19/06	160	(53)

Total Options Written (premiums received—$605)		(755)

36  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
PEA Equity Premium Strategy Fund
June 30, 2006

Value (000s)

Total Investments net of options written
(cost—$67,884)—100.4%	$67,801

Liabilities in excess of other assets—(0.4)%	(276)

Net Assets—100.0%	$67,525

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) All or portion on loan with an aggregate market value of $1,085; cash collateral of $1,120 was received with which the Fund purchased short-term investments.

(d) Security purchased with the cash proceeds from securities on loan.

(e) Securities with an aggregate value of $1,997, which represents 2.96% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

AMEX — American Stock Exchange

CBOE — Chicago Board Options Exchange

OTC — Over-the-Counter

PHLX — Philadelphia Stock Exchange

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  37

Schedule of Investments
PEA Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.9%

Aerospace—1.4%
United Technologies Corp.	117,200	$7,433

Commercial Products—1.9%
Accenture Ltd.	348,700	9,875

Consumer Discretionary—11.5%
Best Buy Co., Inc. (b)	272,300	14,933
Federated Department Stores, Inc.	624,800	22,868
Kohl’s Corp. (a)(b)	199,200	11,777
Staples, Inc.	465,800	11,328

		60,906

Consumer Services—3.0%
Starwood Hotels & Resorts Worldwide, Inc. (b)	266,300	16,068

Consumer Staples—6.8%
Colgate-Palmolive Co.	194,800	11,669
Hershey Foods Corp. (b)	106,200	5,848
Kellogg Co. (b)	121,800	5,899
PepsiCo, Inc.	177,700	10,669
Wm. Wrigley Jr. Co. (b)	44,800	2,032

		36,117

Energy—10.8%
Arch Coal, Inc. (b)	286,000	12,118
ConocoPhillips	126,600	8,296
Exxon Mobil Corp.	134,000	8,221
Peabody Energy Corp.	181,100	10,096
Valero Energy Corp.	278,600	18,533

		57,264

Financial Services—13.5%
Amvescap PLC	998,100	9,131
Capital One Financial Corp. (b)	86,900	7,426
CB Richard Ellis Group, Inc., Class A (a)	203,000	5,055
Goldman Sachs Group, Inc.	70,100	10,545
Host Marriot Corp., REIT	120,311	2,631
Lehman Brothers Holdings, Inc.	36,700	2,391
MGIC Investment Corp.	261,900	17,023
Philadelphia Consolidated Holding Co. (a)(b)	226,800	6,886
SLM Corp. (b)	196,200	10,383

		71,471

Healthcare—21.0%
Abbott Laboratories	318,600	13,894
Amgen, Inc. (a)(b)	151,100	9,856
Biogen Idec, Inc. (a)	158,100	7,325
Caremark Rx, Inc. (b)	215,100	10,727
DENTSPLY International, Inc.	97,400	5,903
Gilead Sciences, Inc. (a)(b)	138,000	8,164
Roche Holdings AG	104,200	17,194
St. Jude Medical, Inc. (a)	314,600	10,199
Stryker Corp. (b)	231,700	9,757
UnitedHealth Group, Inc.	179,600	8,043
Wyeth	230,900	10,254

		111,316

Hotels/Gaming—1.0%
Hilton Hotels Corp.	194,400	5,498

Materials & Processing—2.8%
Phelps Dodge Corp.	74,000	6,080
Precision Castparts Corp.	145,100	8,671

		14,751

	Shares	Value (000s)

Technology—21.8%
Apple Computer, Inc. (a)	261,400	$14,931
Broadcom Corp., Class A (a)(b)	240,900	7,239
Cisco Systems, Inc. (a)	1,061,300	20,727
EMC Corp. (a)	1,612,600	17,690
Google, Inc., Class A (a)(b)	45,700	19,163
Hewlett-Packard Co.	418,700	13,265
IAC/InterActiveCorp (a)(b)	137,000	3,629
Microsoft Corp.	466,600	10,872
SAP AG ADR (b)	155,400	8,162

		115,678

Telecommunications—3.2%
Corning, Inc. (a)	250,600	6,062
NII Holdings, Inc., Class B (a)(b)	192,400	10,847

		16,909

Transportation—1.2%
Norfolk Southern Corp.	114,100	6,072

Total Common Stock (cost—$487,131)		529,358

SHORT-TERM INVESTMENTS—20.0%
	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—19.6%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$5,000	4,991
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,006
Bank of America N.A.,
5.383% due 7/3/06	10,000	10,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	13,941	13,941
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	25,000	25,000
Davis Square Funding IV Corp.,
5.357% due 7/31/06	8,000	7,964
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	7,000	7,002
Morgan Stanley,
5.21% due 2/2/07, FRN	1,000	1,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Park Sienna LLC,
5.336% due 7/7/06	15,000	14,984
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	5,000	5,002

		103,888

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $1,764; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $1,799 including accrued interest (cost—$1,763)	$1,763	$1,763

Total Short-Term Investments (cost—$105,644)		105,651

Total Investments
(cost—$592,775) (e)—119.9%		635,009

Liabilities in excess of other assets—(19.9)%		(105,358)

Net Assets—100.0%		$529,651

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $100,539; cash collateral of $103,662 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Securities with an aggregate value of $26,326, which represents 4.97% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

38  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
PEA Opportunity Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.8%

Aerospace—2.1%
ARGON ST, Inc. (a)(b)	132,112	$3,518
TransDigm Group, Inc. (a)	74,530	1,785

		5,303

Building/Construction—1.1%
Williams Scotsman International, Inc. (a)	127,900	2,793

Capital Goods—1.9%
Manitowoc Co.	66,200	2,946
TurboChef Technologies, Inc. (a)(b)	166,057	1,846

		4,792

Commercial Products—2.0%
H&E Equipment Services, Inc. (a)	103,178	3,039
Kenexa Corp. (a)	68,178	2,171

		5,210

Communications—2.0%
Focus Media Holding Ltd. ADR (a)	38,900	2,535
inVentiv Health, Inc. (a)	88,483	2,546

		5,081

Consumer Discretionary—4.6%
Aeropostale, Inc. (a)	153,300	4,429
California Pizza Kitchen, Inc. (a)	86,000	2,363
Volcom, Inc. (a)	154,800	4,952

		11,744

Consumer Services—17.3%
Advisory Board Co. (a)	39,800	1,914
Bright Horizons Family Solutions, Inc. (a)	47,200	1,779
Clayton Holdings, Inc. (a)	242,531	3,165
CoStar Group, Inc. (a)	22,300	1,334
Gevity HR, Inc.	94,100	2,499
Huron Consulting Group, Inc. (a)	83,253	2,921
Laureate Education, Inc. (a)	40,100	1,710
LECG Corp. (a)	296,001	5,467
Life Time Fitness, Inc. (a)	72,700	3,364
Marchex, Inc., Class B (a)(b)	243,500	4,001
Pinnacle Entertainment, Inc. (a)	212,700	6,519
Resources Connection, Inc. (a)(b)	300,000	7,506
Shuffle Master, Inc. (a)(b)	64,100	2,101

		44,280

Consumer Staples—2.1%
Central Garden and Pet Co. (a)	77,300	3,328
SunOpta, Inc. (a)(b)	223,100	2,070

		5,398

Energy—8.6%
Carrizo Oil & Gas, Inc. (a)(b)	113,400	3,551
Delta Petroleum Corp. (a)(b)	181,515	3,109
Dril-Quip, Inc. (a)	50,200	4,138
Parallel Petroleum Corp. (a)	146,900	3,630
Quicksilver Resources, Inc. (a)(b)	115,400	4,248
RPC, Inc.	140,100	3,402

		22,078

Financial Services—7.1%
Affiliated Managers Group, Inc. (a)(b)	26,100	2,268
Investment Technology Group, Inc. (a)	86,000	4,374

	Shares	Value (000s)

Primus Guaranty Ltd. (a)	279,400	$3,101
Trammell Crow Co. (a)	100,600	3,538
VistaPrint Ltd. (a)	186,600	4,990

		18,271

Healthcare—17.6%
BioMarin Pharmaceutical, Inc. (a)	129,800	1,865
Connetics Corp. (a)	195,000	2,293
Cubist Pharmaceuticals, Inc. (a)	178,100	4,485
DexCom, Inc. (a)(b)	174,000	2,363
Digene Corp. (a)	75,900	2,940
Durect Corp. (a)(b)	606,500	2,347
Hologic, Inc. (a)	98,700	4,872
New River Pharmaceuticals, Inc. (a)(b)	68,902	1,964
Nuvelo, Inc. (a)(b)	132,400	2,204
NxStage Medical, Inc. (a)(b)	284,974	2,488
Pozen, Inc. (a)(b)	355,000	2,499
Salix Pharmaceuticals Ltd. (a)(b)	635,600	7,818
Theravance, Inc. (a)	97,531	2,232
Ventana Medical Systems, Inc. (a)	96,300	4,543

		44,913

Hotels/Gaming—1.0%
Morgans Hotel Group Co. (a)(b)	155,900	2,426

Technology—27.6%
American Reprographics Co. (a)	73,442	2,662
Ansoft Corp. (a)	93,500	1,915
Concur Technologies, Inc. (a)	139,300	2,155
DealerTrack Holdings, Inc. (a)	86,600	1,915
Emageon, Inc. (a)(b)	227,600	3,321
Energy Conversion Devices, Inc. (a)(b)	75,300	2,743
Essex Corp. (a)(b)	268,300	4,942
FormFactor, Inc. (a)	75,000	3,347
Ikanos Communications, Inc. (a)	56,000	851
Kanbay International, Inc. (a)(b)	514,600	7,482
Micros Systems, Inc. (a)	44,000	1,922
Microsemi Corp. (a)(b)	212,300	5,176
Opsware, Inc. (a)	284,073	2,341
Phase Forward, Inc. (a)	170,000	1,958
Rackable Systems, Inc. (a)	170,089	6,717
SI International, Inc. (a)	58,600	1,797
Sirf Technology Holdings, Inc. (a)(b)	102,600	3,306
Tessera Technologies, Inc. (a)	72,800	2,002
THQ, Inc. (a)(b)	167,600	3,620
Websense, Inc. (a)	226,700	4,656
Wind River Systems, Inc. (a)	409,000	3,640
Witness Systems, Inc. (a)	106,600	2,150

		70,618

Transportation—3.7%
Knight Transportation, Inc.	126,250	2,550
Old Dominion Freight Line, Inc. (a)	61,950	2,329
Swift Transportation Co., Inc. (a)(b)	107,000	3,398
UTI Worldwide, Inc.	50,300	1,269

		9,546

Waste Disposal—1.1%
Basin Water, Inc. (a)(b)	273,100	2,737

Total Common Stock (cost—$235,392)		255,190

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—24.3%

Collateral Invested for Securities on Loan (d)—24.1%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$8,000	$7,986
Bank of America N.A.,
5.383% due 7/3/06	5,000	5,000
Bavaria TRR Corp.,
5.307% due 7/5/06	5,000	4,996
5.353% due 7/28/06	5,000	4,979
Bayerische Landesbank,
5.373% due 1/24/07, FRN	1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	2,763	2,763
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	10,000	10,000
Davis Square Funding IV Corp.,
5.357% due 7/31/06	10,000	9,955
Giro Funding U.S. Corp.,
5.371% due 8/7/06	5,000	4,972
Morrigan TRR Funding LLC,
5.392% due 7/3/06	2,000	1,999
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	1,000	1,000
Park Sienna LLC,
5.336% due 7/7/06	5,000	4,995

		61,645

Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $336; collateralized by Federal Home Loan Bank, 4.25%, due 4/16/07, valued at $344 including accrued interest (cost—$336)	336	336

Total Short-Term Investments (cost—$61,969)		61,981

Total Investments (cost—$297,361)—124.1%		317,171

Liabilities in excess of other assets—(24.1)%		(61,544)

Net Assets—100.0%		$255,627

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $59,825; cash collateral of $61,926 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  39

Schedule of Investments
PEA Target Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.0%

Capital Goods—5.1%
ITT Industries, Inc.	110,000	$5,445
Joy Global, Inc.	75,000	3,907
Manitowoc Co. (b)	325,000	14,463
Rockwell Automation, Inc.	140,000	10,081

		33,896

Communications—5.2%
Focus Media Holding Ltd. ADR (a)	140,000	9,122
NII Holdings, Inc., Class B (a)(b)	450,000	25,371

		34,493

Consumer Discretionary—4.0%
Coach, Inc. (a)	400,000	11,960
O’Reilly Automotive, Inc. (a)	300,000	9,357
Sonic Corp. (a)	250,000	5,198

		26,515

Consumer Services—9.8%
Corporate Executive Board Co.	100,000	10,020
Harrah’s Entertainment, Inc.	125,000	8,898
Hilton Hotels Corp.	625,000	17,675
Live Nations, Inc. (a)	150,000	3,054
Pinnacle Entertainment, Inc. (a)(b)	500,000	15,325
UTI Worldwide, Inc.	400,000	10,092

		65,064

Consumer Staples—1.6%
Fomento Economico Mexicano S.A. de CV ADR	125,000	10,465

Energy—7.3%
Arch Coal, Inc.	140,000	5,932
Aventine Renewable Energy Holdings, Inc. (a)(e)	20,800	809
Aventine Renewable Energy Holdings, Inc. (a)(c)(e)	125,000	4,875
Complete Production Services, Inc. (a)	252,000	5,957
National-Oilwell, Inc. (a)	125,000	7,915
Quicksilver Resources, Inc. (a)(b)	200,000	7,362
Range Resources Corp.	300,000	8,157
Transocean, Inc. (a)(b)	90,000	7,229

		48,236

Financial Services—13.2%
Affiliated Managers Group, Inc. (a)(b)	100,000	8,689
AmeriCredit Corp. (a)(b)	300,000	8,376
CapitalSource, Inc., REIT (b)	300,000	7,038
CB Richard Ellis Group, Inc., Class A (a)	450,000	11,205
Greenhill & Co., Inc. (b)	99,800	6,064
Investment Technology Group, Inc. (a)(b)	340,000	17,292
MGIC Investment Corp. (b)	90,000	5,850
Philadelphia Consolidated Holding Co. (a)(b)	225,000	6,831
Redwood Trust, Inc. (b)	165,000	8,057
VistaPrint Ltd. (a)	300,000	8,022

		87,424

Healthcare—17.0%
Celgene Corp. (a)(b)	165,000	7,826
Cyberonics, Inc. (a)(b)	350,000	7,462
Gen-Probe, Inc. (a)	164,900	8,901
Hologic, Inc. (a)	230,700	11,387
Kinetic Concepts, Inc. (a)	168,100	7,422
Mentor Corp. (b)	150,000	6,525

	Shares	Value (000s)

Myogen, Inc. (a)(b)	285,000	$8,265
New River Pharmaceuticals, Inc. (a)(b)	280,000	7,980
Psychiatric Solutions, Inc. (a)(b)	350,000	10,031
St. Jude Medical, Inc. (a)	295,000	9,564
Theravance, Inc. (a)	400,000	9,152
Ventana Medical Systems, Inc. (a)(b)	263,000	12,408
Zimmer Holdings, Inc. (a)	96,500	5,474

		112,397

Hotels/Gaming—2.1%
Starwood Hotels & Resorts Worldwide, Inc.	230,000	13,878

Materials & Processing—4.2%
Phelps Dodge Corp.	75,000	6,162
Precision Castparts Corp.	200,000	11,952
Vulcan Materials Co.	125,000	9,750

		27,864

Multi-Media—1.2%
Central European Media Enterprises Ltd., Class A (a)(b)	125,000	7,899

Technology—27.0%
Akamai Technologies, Inc. (a)	190,000	6,876
American Reprographics Co. (a)	250,000	9,062
American Tower Corp. (a)(b)	560,000	17,427
aQuantive, Inc. (a)(b)	405,000	10,259
Broadcom Corp., Class A (a)(b)	345,000	10,367
Citrix Systems, Inc. (a)	465,000	18,665
Cognizant Technology Solutions Corp., Class A (a)	275,000	18,527
Cypress Semi-conductor Corp. (a)(b)	440,000	6,398
Energy Conversion Devices, Inc. (a)(b)	175,000	6,375
F5 Networks, Inc. (a)(b)	285,000	15,242
Juniper Networks, Inc. (a)(b)	495,000	7,915
Marvell Technology Group Ltd. (a)(b)	215,000	9,531
Network Appliance, Inc. (a)	485,000	17,120
Red Hat, Inc. (a)(b)	475,000	11,115
SRA International, Inc. (a)	225,000	5,992
TIBCO Software, Inc. (a)	1,180,000	8,319

		179,190

Telecommunications—1.3%
Crown Castle International Corp. (a)(b)	250,000	8,635

Total Common Stock (cost—$572,541)		655,956

SHORT-TERM INVESTMENTS—32.2%
	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—31.5%
Adirondack 2005-1 Corp.,
5.102% due 7/24/06	$10,000	9,955
5.281% due 7/5/06	15,000	14,974
Bank of America N.A.,
5.383% due 7/3/06	5,000	5,000
Bavaria TRR Corp.,
5.307% due 7/5/06	5,000	4,996
5.353% due 7/28/06	10,000	9,959
Bayerische Landesbank,
5.373% due 1/24/07, FRN	1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000

	Principal Amount (000s)	Value (000s)

Canadian Imperial Bank,
5.34% due 7/3/06	$8,840	$8,840
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	25,000	25,000
Davis Square Funding IV Corp.,
5.357% due 7/31/06	20,000	19,909
Giro Funding U.S. Corp.,
5.371% due 8/7/06	5,000	4,972
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	2,000	2,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	20,000	19,915
Morgan Stanley,
5.155% due 2/15/07, FRN	5,000	5,000
5.21% due 2/2/07, FRN	3,000	3,000
5.392% due 7/10/06	15,000	15,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.305% due 1/19/07	20,000	20,000
Park Sienna LLC,
5.336% due 7/7/06	15,036	15,020
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	5,000	4,999
5.368% due 6/20/07	5,000	4,999
5.369% due 4/5/07	5,000	5,002

		208,538

Repurchase Agreement—0.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,491; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $4,583 including accrued interest (cost—$4,489)	4,489	4,489

Total Short-Term Investments (cost—$212,930)		213,027

Total Investments (cost—$785,471)—131.2%		868,983

Liabilities in excess of other assets—(31.2)%		(206,655)

Net Assets—100.0%		$662,328

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.
(b) All or portion on loan with an aggregate market value of $201,815; cash collateral of $208,108 was received with which the Fund purchased short-term investments.
(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Securities purchased with the cash proceeds from securities on loan.
(e) Illiquid security.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

40  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
RCM Large-Cap Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Aerospace—4.4%
Boeing Co.	131,000	$10,730
United Technologies Corp.	213,450	13,537

		24,267

Capital Goods—4.4%
Fluor Corp.	94,175	8,752
General Electric Co.	460,750	15,186

		23,938

Consumer Discretionary—7.2%
Coach, Inc. (a)	212,775	6,362
Federated Department Stores, Inc.	191,000	6,990
J.C. Penney Co., Inc.	134,275	9,065
Target Corp. (b)	133,150	6,507
Walgreen Co.	233,000	10,448

		39,372

Consumer Services—1.6%
Marriott International, Inc., Class A	226,000	8,615

Consumer Staples—7.4%
Colgate-Palmolive Co.	162,125	9,711
PepsiCo, Inc.	267,650	16,070
Procter & Gamble Co.	265,850	14,781

		40,562

Energy—10.8%
Canadian Natural Resources Ltd.	167,525	9,278
Halliburton Co. (b)	149,000	11,057
Schlumberger Ltd. (b)	143,500	9,343
Transocean, Inc. (a)	137,850	11,072
Valero Energy Corp.	121,550	8,085
Weatherford International Ltd. (a)	207,650	10,304

		59,139

Financial Services—16.3%
AFLAC, Inc.	210,450	9,755
American International Group, Inc.	197,125	11,640
Citigroup, Inc.	354,775	17,114
Franklin Resources, Inc.	99,975	8,679
Genworth Financial, Inc., Class A	78,700	2,742
Legg Mason, Inc.	53,600	5,334
Merrill Lynch & Co., Inc.	155,450	10,813
U.S. Bancorp	406,900	12,565
Zions Bancorporation	140,550	10,955

		89,597

Healthcare—15.8%
Aetna, Inc.	179,000	7,148
Allergan, Inc.	65,500	7,026
Amgen, Inc. (a)	84,875	5,536
Genentech, Inc. (a)	84,425	6,906
Gilead Sciences, Inc. (a)(b)	174,800	10,341
Novartis AG ADR	151,900	8,191
Pfizer, Inc.	393,500	9,235
Shire Pharmaceuticals Group PLC ADR	148,075	6,549
Teva Pharmaceutical Industries Ltd. ADR	201,100	6,353
UnitedHealth Group, Inc.	122,000	5,463
Wyeth	193,900	8,611
Zimmer Holdings, Inc. (a)(b)	101,125	5,736

		87,095

	Shares	Value (000s)

Multi-Media—3.4%
Univision Communications, Inc., Class A (a)	261,775	$8,769
Walt Disney Co.	336,650	10,100

		18,869

Technology—19.8%
Apple Computer, Inc. (a)	184,075	10,514
Autodesk, Inc. (a)	240,000	8,270
Cognizant Technology Solutions Corp., Class A (a)	97,300	6,555
Corning, Inc. (a)	339,000	8,201
Google, Inc., Class A (a)	34,700	14,551
Hewlett-Packard Co.	495,500	15,698
Marvell Technology Group Ltd. (a)(b)	102,600	4,548
Microsoft Corp.	317,500	7,398
Motorola, Inc.	468,500	9,440
SanDisk Corp. (a)(b)	107,200	5,465
Seagate Technology, Inc. (a)(b)	178,000	4,030
Texas Instruments, Inc. (b)	202,925	6,147
Yahoo!, Inc. (a)(b)	238,000	7,854

		108,671

Telecommunications—4.5%
AT&T, Inc. (b)	407,500	11,365
Cisco Systems, Inc. (a)	440,625	8,605
QUALCOMM, Inc.	123,000	4,929

		24,899

Transportation—2.6%
Burlington Northern Santa Fe Corp.	73,400	5,817
FedEx Corp.	73,325	8,569

		14,386

Total Common Stock (cost—$492,914)		539,410

SHORT-TERM INVESTMENTS—12.9%

Collateral Invested for Securities on Loan (d)—11.0%
Allianz Dresdner Daily Asset Fund (e)	55,276,132	55,276

	Principal Amount (000s)

Beta Finance, Inc., Series 3, 5.363% due 8/1/06, FRN (c)	$2,000	2,000
Morgan Stanley, 5.21% due 2/2/07, FRN	3,000	3,000

		60,276

Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $10,659; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $10,871 including accrued interest (cost—$10,655)	10,655	10,655

Total Short-Term Investments (cost—$70,931)		70,931

Total Investments (cost—$563,845)—111.1%		610,341

Liabilities in excess of other assets—(11.1)%		(60,924)

Net Assets—100.0%		$549,417

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $58,415; cash collateral of $60,297 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  41

Schedule of Investments
RCM Mid-Cap Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.5%

Building/Construction—1.5%
Foster Wheeler Ltd. (a)	38,500	$1,663

Capital Goods—4.8%
Cooper Industries Ltd., Class A	20,400	1,895
Ingersoll-Rand Co., Ltd., Class A	9,300	398
Intermec, Inc. (a)(b)	48,200	1,106
Rockwell Automation, Inc.	29,000	2,088

		5,487

Communications—2.7%
NeuStar, Inc., Class A (a)	38,800	1,309
NII Holdings, Inc., Class B (a)	30,800	1,737

		3,046

Consumer Discretionary—9.9%
Burger King Holdings, Inc. (a)(b)	84,500	1,331
Coach, Inc. (a)	58,400	1,746
Dick’s Sporting Goods, Inc. (a)(b)	48,100	1,905
Guitar Center, Inc. (a)	6,300	280
J.C. Penney Co., Inc.	8,900	601
Nordstrom, Inc. (b)	22,700	828
Polo Ralph Lauren Corp., Class A	40,800	2,240
Ross Stores, Inc. (b)	84,320	2,365

		11,296

Consumer Services—5.0%
Alliance Data Systems Corp. (a)	2,900	170
Corporate Executive Board Co.	12,200	1,222
Everest Re Group Ltd.	11,350	983
Getty Images, Inc. (a)(b)	28,500	1,810
UTI Worldwide, Inc.	47,006	1,186
XM Satellite Radio Holdings, Inc., Class A (a)	25,600	375

		5,746

Consumer Staples—4.6%
Clorox Co. (b)	20,800	1,268
Hansen Natural Corp. (a)(b)	13,400	2,551
United Natural Foods, Inc. (a)	41,600	1,374

		5,193

Energy—10.9%
Arch Coal, Inc.	26,990	1,144
Cameron International Corp. (a)	21,600	1,032
ENSCO International, Inc. (b)	49,200	2,264
National-Oilwell, Inc. (a)	39,300	2,488
Noble Energy, Inc.	8,800	412
Peabody Energy Corp.	27,500	1,533
Southwestern Energy Co. (a)	60,000	1,870
Tesoro Corp.	16,200	1,205
Weatherford International Ltd. (a)	9,900	491

		12,439

Environmental Services—1.2%
Republic Services, Inc.	33,900	1,368

Financial Services—6.3%
Affiliated Managers Group, Inc. (a)(b)	5,970	519
City National Corp.	17,430	1,135
Federated Investors, Inc.	41,250	1,299
Lazard Ltd., Class A (b)	58,050	2,345
Northern Trust Corp. (b)	4,850	268
Zions Bancorporation	20,080	1,565

		7,131

	Shares	Value (000s)

Healthcare—14.4%
Allergan, Inc.	23,186	$2,487
Biogen Idec, Inc. (a)	20,700	959
Celgene Corp. (a)(b)	38,990	1,849
Cytyc Corp. (a)	36,400	923
Endo Pharmaceuticals Holdings, Inc. (a)	44,800	1,477
Forest Laboratories, Inc. (a)	6,300	244
Health Net, Inc. (a)	21,500	971
Medco Health Solutions, Inc. (a)	29,080	1,666
Medimmune, Inc. (a)	26,800	726
Nektar Therapeutics, Inc. (a)(b)	30,400	558
Quest Diagnostics, Inc. (b)	5,500	330
Resmed, Inc. (a)	6,000	282
Shire Pharmaceuticals Group PLC ADR	48,100	2,127
Theravance, Inc. (a)	19,900	455
Varian Medical Systems, Inc. (a)	27,100	1,283

		16,337

Hotels/Gaming—3.7%
Starwood Hotels & Resorts Worldwide, Inc.	40,100	2,420
Station Casinos, Inc.	27,100	1,845

		4,265

Materials & Processing—3.8%
Air Products & Chemicals, Inc.	5,200	333
Ecolab, Inc.	7,400	300
Precision Castparts Corp.	41,400	2,474
Rohm & Haas Co.	23,700	1,188

		4,295

Metals & Mining—1.2%
Phelps Dodge Corp.	17,200	1,413

Multi-Media—1.9%
Univision Communications, Inc., Class A (a)	63,000	2,110

Technology—23.2%
Activision, Inc. (a)(b)	168,966	1,923
Ametek, Inc.	36,700	1,739
Autodesk, Inc. (a)	61,000	2,102
Broadcom Corp., Class A (a)(b)	38,600	1,160
CheckFree Corp. (a)	26,300	1,303
Cognizant Technology Solutions Corp., Class A (a)	25,810	1,739
Cognos, Inc. (a)	24,100	686
Eclipsys Corp. (a)(b)	50,100	910
Energy Conversion Devices, Inc. (a)(b)	19,400	707
Fisher Scientific International, Inc. (a)(b)	19,500	1,424
Global Payments, Inc.	23,400	1,136
Intersil Corp.	38,400	893
Lam Research Corp. (a)	20,300	946
Marvell Technology Group Ltd. (a)(b)	13,200	585
McAfee, Inc. (a)	14,700	357
MEMC Electronic Materials, Inc. (a)	15,520	582
Microchip Technology, Inc.	38,900	1,305
National Semi-conductor Corp. (b)	71,000	1,693
Red Hat, Inc. (a)	29,110	681
Redback Networks, Inc. (a)(b)	42,000	770
SanDisk Corp. (a)(b)	42,700	2,177
Seagate Technology, Inc. (a)(b)	66,500	1,506

		26,324

		Value
	Shares	(000s	)

Telecommunications—1.5%
Ciena Corp. (a)	91,200	$439
Finisar Corp. (a)(b)	396,600	1,297

		1,736

Transportation—0.9%
Landstar System, Inc.	21,400	1,011

Total Common Stock (cost—$108,133)		110,860

SHORT-TERM INVESTMENTS—29.2%

Collateral Invested for Securities on Loan (c)—25.7%
Allianz Dresdner Daily Asset Fund (d)	29,167,946	29,168

	Principal Amount (000s)

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,037; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $4,116 including accrued interest cost—$4,035)	$4,035	4,035

Total Short-Term Investments (cost—$33,203)		33,203

Total Investments (cost—$141,336)—126.7%		144,063

Liabilities in excess of other assets—(26.7)%		(30,379)

Net Assets—100.0%		$113,684

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $28,177; cash collateral of $29,168 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

42  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
RCM Strategic Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—84.4%

Aerospace—3.5%
Boeing Co.	480	$39
General Dynamics Corp.	480	32
United Technologies Corp. (b)	610	39

		110

Capital Goods—2.1%
Danaher Corp.	490	31
Fluor Corp.	373	35

		66

Communications—0.4%
Focus Media Holding Ltd. ADR (a)	190	12

Consumer Discretionary—7.4%
Coach, Inc. (a)	1,050	31
J.C. Penney Co., Inc.	577	39
Nintendo Co., Ltd.	283	48
Starbucks Corp. (a)	820	31
Under Armour, Inc. (a)	580	25
Walgreen Co.	1,050	47
Walt Disney Co.	410	12

		233

Consumer Services—1.6%
Corporate Executive Board Co.	344	34
Marriott International, Inc., Class A	406	16

		50

Consumer Staples—6.0%
Clorox Co.	150	9
Colgate-Palmolive Co. (b)	530	32
Hansen Natural Corp. (a)	170	31
PepsiCo, Inc. (b)	1,166	70
Procter & Gamble Co.	827	46

		188

Energy—6.2%
Baker Hughes, Inc.	302	25
BHP Billiton Ltd. ADR	710	31
Conergy AG	30	2
Evergreen Solar, Inc. (a)	480	6
Halliburton Co.	170	13
National-Oilwell, Inc. (a)	197	12
Peabody Energy Corp.	660	37
QCells AG (a)	10	1
Schlumberger Ltd.	370	24
Solar World AG	40	2
Suntech Power Holdings Co., Ltd. ADR (a)	660	19
Valero Energy Corp.	187	12
Weatherford International Ltd. (a)	250	12

		196

Financial Services—6.5%
AFLAC, Inc.	670	31
Chicago Mercantile Exchange Holdings, Inc.	76	37
DBS Group Holdings Ltd.	2,900	33
JP Morgan Chase & Co.	146	6
Lazard Ltd., Class A	800	33
Legg Mason, Inc.	310	31
U.S. Bancorp	880	27
Wells Fargo & Co.	92	6

		204

	Shares	Value (000s)

Healthcare—15.1%
Abbott Laboratories	820	$36
Aetna, Inc.	860	34
Allergan, Inc.	360	39
AstraZeneca PLC ADR	660	40
Caremark Rx, Inc.	610	30
Celgene Corp. (a)(b)	1,740	82
Conor Medsystems, Inc. (a)	790	22
Genentech, Inc. (a)	480	39
Gilead Sciences, Inc. (a)(b)	1,056	62
Johnson & Johnson	1,040	63
St. Jude Medical, Inc. (a)	840	27

		474

Hotels/Gaming—1.7%
Starwood Hotels & Resorts Worldwide, Inc.	883	53

Materials & Processing—1.1%
Alcan, Inc.	260	12
Precision Castparts Corp.	400	24

		36

Metals & Mining—1.2%
Anglo Platinum Ltd.	370	39

Multi-Media—1.7%
News Corp., Class B	1,550	31
Univision Communications, Inc., Class A (a)(b)	705	24

		55

Oil & Gas—0.4%
Cameron International Corp. (a)	280	13

Technology—20.8%
Apple Computer, Inc. (a)	610	35
Autodesk, Inc. (a)	810	28
Cerner Corp. (a)(b)	1,320	49
Chartered Semi-conductor Manufacturing Ltd. ADR (a)(b)	2,730	24
CheckFree Corp. (a)(b)	960	48
Cisco Systems, Inc. (a)	2,210	43
Citrix Systems, Inc. (a)	610	24
Cognizant Technology Solutions Corp., Class A (a)	630	42
Ctrip.com International Ltd. ADR	360	18
Energy Conversion Devices, Inc. (a)	510	19
Fairchild Semi-conductor International, Inc. (a)	700	13
Google, Inc., Class A (a)(b)	300	126
Hewlett-Packard Co.	200	6
Mercury Interactive Corp. (a)	530	19
Network Appliance, Inc. (a)	530	18
NVIDIA Corp. (a)	580	12
QLogic Corp. (a)	1,080	19
Red Hat, Inc. (a)	1,580	37
Seagate Technology, Inc. (a)	560	13
Tencent Holdings Ltd.	11,000	23
Yahoo!, Inc. (a)	1,160	38
Yahoo! Japan Corp.	1	1

		655

Telecommunications—6.2%
Amdocs Ltd. (a)	1,180	43
AT&T, Inc.	1,120	32
Ciena Corp. (a)	7,010	34
Comverse Technology, Inc. (a)	2,190	43
NII Holdings, Inc., Class B (a)	335	19
Qwest Communications International, Inc. (a)	3,110	25

		196

	Shares	Value (000s)

Transportation—2.5%
Burlington Northern Santa Fe Corp.	447	$35
Landstar System, Inc.	800	38
United Parcel Service, Inc., Class B	56	5

		78

Total Common Stock (cost—$2,647)		2,658

EXCHANGE-TRADED FUND—0.2%
Oil Service HOLDRs Trust (cost—$7)	45	7

WARRANTS (a)—1.2%

	Units

Technology—1.2%
Merrill Lynch — Motech Industries, Inc., Expires 2/11/08	1,190	28
Merrill Lynch—Powerchip Semi-conductor Corp., Expires 2/19/09	13,100	9

Total Warrants (cost—$34)		37

	Principal Amount (000s)

Repurchase Agreement—21.4%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $672; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $689 including accrued interest (cost—$672)	$672	672

OPTIONS PURCHASED (a)—1.4%

	Contracts

Call Options—1.4%
Cisco Systems, Inc. (CBOE), strike price $17.50, expires 1/19/08	5	2
Clorox Co. (CBOE), strike price $60, expires 1/20/07	10	5
strike price $60, expires 1/19/08	9	7
Colgate-Palmolive Co. (CBOE), strike price $60, expires 2/17/07	1	—(c	)
Corporate Executive Board Co. (CBOE), strike price $100, expires 9/16/06	1	1
Hewlett-Packard Co. (CBOE), strike price $30, expires 1/19/08	28	19
JP Morgan Chase & Co. (CBOE), strike price $40, expires 1/19/08	13	8
Micron Technology, Inc. (CBOE), strike price $12.50, expires 1/19/08	5	3

Total Options Purchased (cost—$46)		45

Total Investments before options written (cost—$3,406) (d)—108.6%		3,419

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  43

Schedule of Investments (cont.)

RCM Strategic Growth Fund
June 30, 2006

	Contracts	Value (000s)

OPTIONS WRITTEN (a)—(0.4)%

Call Options—(0.3)%
Alcan, Inc. (CBOE), strike price $50, expires 8/19/06	2	$(1)
Apple Computer, Inc. (CBOE), strike price $60, expires 8/19/06	1	— (c)
strike price $60, expires 1/20/07	1	(1)
Astrazeneca PLC (CBOE), strike price $60, expires 8/19/06	1	— (c)
Autodesk, Inc. (CBOE), strike price $37.50, expires 8/19/06	1	— (c)
Cisco Systems, Inc. (CBOE), strike price $20, expires 10/21/06	4	(1)
Clorox Co. (CBOE), strike price $65, expires 10/21/06	21	(3)
Corporate Executive Board Co. (CBOE), strike price $110, expires 9/16/06	2	— (c)
JP Morgan Chase & Co. (CBOE), strike price $42.50, expires 9/16/06	13	(2)
Marriott International, Inc. (CBOE), strike price $40, expires 10/21/06	3	— (c)
Peabody Energy Corp. (CBOE), strike price $65, expires 1/20/07	2	(1)

		(9)

Put Options—(0.1)%
Autodesk, Inc. (CBOE), strike price $32.50, expires 8/19/06	1	— (c)
Landstar Systems, Inc. (CBOE), strike price $45, expires 10/21/06	2	— (c)
Marvell Technology Group Ltd. (CBOE), strike price $42.50, expires 11/18/06	5	(2)
Oil Service HOLDERS Trust (CBOE), strike price $125, expires 1/20/07		— (c)

		(2)

Total Options Written (premiums received—$16)		(11)

Total Investments net of options written (cost—$3,390)—108.2%		3,408

Liabilities in excess of other assets—(8.2)%		(258)

Net Assets—100.0%		$3,150

Notes to Schedule of Investments

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) Market value less than $500.

(d) Securities with an aggregate value of $149, which represents 4.72% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

44  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

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Statements of Assets and Liabilities
June 30, 2006

Amounts in thousands, except per share amounts	AMM Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

Assets:
Investments, at value	$—	$1,758,344	$1,734,404	$55,564	$4,093	$2,853,333	$130,609
Investments in Affiliates, at value	288,202	—	—	—	—	—	—
Repurchase agreements, at value	—	—	—	—	—	—	—
Cash	162	2,760	2,615	1	1	—	1
Securities lending interest receivable (net)	—	21	52	—	—	39	—
Receivable for investments sold	—	19,577	26,485	—	—	13,710	—
Receivable for Fund shares sold	482	10,133	2,685	432	—	49,784	11,187
Dividends and interest receivable (net of foreign taxes)	—	1,169	547	36	5	4,941	207
Dividends and interest receivable from Affiliates	459	—	—	—	—	—	—

	289,305	1,792,004	1,766,788	56,033	4,099	2,921,807	142,004

Liabilities:
Payable for investments purchased	—	83,415	79,541	143	69	43,309	1,282
Payable for investments in Affiliates purchased	622	—	—	—	—	—	—
Options written, at value	—	—	—	—	—	—	—
Payable for Fund shares redeemed	516	2,052	2,531	1,305	3	2,494	137
Payable for collateral for securities on loan	—	240,731	271,563	4,819	—	421,697	14,936
Investment advisory fees payable	—	526	514	25	2	828	39
Administration fees payable	93	339	337	12	1	639	33
Distribution fees payable	135	228	188	6	1	587	32
Servicing fees payable	58	124	131	3	1	399	18
Payable to securities lending Agent	—	—	5,377	—	—	—	—

	1,424	327,415	360,182	6,313	77	469,953	16,477

Net Assets	$287,881	$1,464,589	$1,406,606	$49,720	$4,022	$2,451,854	$125,527

Net Assets Consist of:
Paid-in-capital	$257,597	$1,274,296	$1,185,773	$45,004	$3,628	$2,223,445	$114,245
Undistributed net investment income	738	2,707	—	337	—	—	106
Accumulated net realized gain (loss)	3,536	104,588	133,195	957	255	68,161	3,219
Net unrealized appreciation (depreciation)of investments, options written and foreign currency transactions	26,010	82,998	87,638	3,422	139	160,248	7,957

Net Assets	$287,881	$1,464,589	$1,406,606	$49,720	$4,022	$2,451,854	$125,527

Net Assets:
Class A	$65,643	$361,002	$353,019	$4,452	$945	$1,002,333	$36,954
Class B	80,506	75,309	85,023	4,515	1,560	279,643	22,939
Class C	140,987	138,280	122,217	5,727	918	712,851	32,171
Other Classes	745	889,998	846,347	35,026	599	457,027	33,463

Shares Issued and Outstanding:
Class A	5,573	18,319	12,805	257	73	65,289	2,089
Class B	6,872	4,104	3,311	267	125	18,341	1,306
Class C	12,034	7,520	4,757	339	74	46,799	1,830
Other Classes	63	44,588	29,995	1,991	46	29,526	1,883
Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$11.78	$19.71	$27.57	$17.36	$12.89	$15.35	$17.69
Class B	11.72	18.35	25.68	16.90	12.47	15.25	17.56
Class C	11.72	18.39	25.69	16.90	12.47	15.23	17.58

Cost of Investments	$—	$1,675,346	$1,646,766	$52,142	$3,954	$2,693,085	$122,652

Cost of Investments in Affiliates	$262,192	$—	$—	$—	$—	$—	$—

Cost of Repurchase Agreements	$—	$—	$—	$—	$—	$—	$—

Premiums Received for Options Written	$—	$—	$—	$—	$—	$—	$—

*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

46  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Value Fund	PEA Equity Premium Strategy Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$5,118,040	$4,954	$2,086,795	$68,556	$635,009	$317,171	$868,983	$610,341	$144,063	$2,747
60,680	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	672
224	1	—	38	—	1	—	4	1	1
222	—	17	—	7	41	25	3	3	—
—	—	23,760	641	140	7,448	11,254	2,283	2,039	1,095
14,805	—	870	212	42	632	72	1,433	52	—

6,627	10	2,656	133	239	—	162	445	26	1
785	—	—	—	—	—	—	—	—	—

5,201,383	4,965	2,114,098	69,580	635,437	325,293	880,496	614,509	146,184	4,516

—	—	—	—	—	6,904	7,617	4,099	3,226	1,351
—	—	—	—	—	—	—	—	—	—
—	—	—	755	—	—	—	—	—	11
25,230	—	7,147	77	1,139	270	1,174	339	32	—
1,148,858	—	269,615	1,135	103,881	61,633	208,441	60,276	29,168	—
1,924	2	677	33	217	133	298	200	44	3
1,034	1	563	21	172	77	212	127	24	1
662	—	555	21	270	96	294	24	4	—
534	—	341	13	107	43	132	27	2	—
—	—	—	—	—	510	—	—	—	—

1,178,242	3	278,898	2,055	105,786	69,666	218,168	65,092	32,500	1,366

$4,023,141	$4,962	$1,835,200	$67,525	$529,651	$255,627	$662,328	$549,417	$113,684	$3,150

$2,938,333	$4,703	$1,662,009	$86,054	$689,885	$243,519	$637,826	$484,095	$442,721	$3,471
40,768	24	10,943	1	2	—	—	1,167	—	—
240,064	99	77,218	(18,447)	(202,473)	(7,702)	(59,010)	17,659	(331,764)	(338)

803,976	136	85,030	(83)	42,237	19,810	83,512	46,496	2,727	17

$4,023,141	$4,962	$1,835,200	$67,525	$529,651	$255,627	$662,328	$549,417	$113,684	$3,150

$1,745,770	$1,523	$612,706	$26,588	$82,137	$55,768	$169,007	$56,247	$4,046	$403
294,769	—	383,135	15,882	28,831	19,062	62,324	11,034	2,655	—
579,280	144	484,061	18,582	411,731	139,516	422,314	10,312	3,483	9
1,403,322	3,295	355,298	6,473	6,952	41,281	8,683	471,824	103,500	2,738

55,466	141	38,085	3,209	3,630	2,190	8,575	4,116	1,402	30
9,678	—	24,760	1,960	1,513	944	3,657	829	939	—
18,998	13	31,232	2,296	21,610	6,912	24,784	774	1,235	1
43,922	303	21,913	769	338	1,892	432	34,208	34,612	202

$31.47	$10.82	$16.09	$8.29	$22.63	$25.47	$19.71	$13.67	$2.89	$13.56
30.46	—	15.47	8.10	19.05	20.19	17.04	13.30	2.83	—
30.49	10.74	15.50	8.09	19.05	20.18	17.04	13.33	2.82	13.53

$4,287,121	$4,818	$2,001,765	$68,489	$592,775	$297,361	$785,471	$563,845	$141,336	$2,734

$87,623	$—	$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—	$—	$672

$—	$—	$—	$605	$—	$—	$—	$—	$—	$16

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  47

Statements of Operations
Year Ended June 30, 2006

Amounts in thousands	AMM Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

Investment Income:
Dividends, net of foreign withholding taxes	$—	$14,401	$11,628	$890	$47	$47,770	$2,250
Dividends from investments in Affiliates	5,942	—	—	—	—	—	—
Interest	—	2,127	1,734	91	2	4,199	127
Securities lending income (net)	—	174	278	5	—	321	4
Miscellaneous income	2	—	1	—	—	2	—
Total Income	5,944	16,702	13,641	986	49	52,292	2,381

Expenses:
Investment advisory fees	—	5,724	5,811	290	20	6,500	359
Administration fees	1,043	3,828	3,947	131	15	5,179	302
Distribution fees - Class B	569	553	595	27	11	1,499	142
Distribution fees - Class C	972	974	872	40	5	3,504	182
Servicing fees - Class A	137	748	732	9	2	1,386	62
Servicing fees - Class B	189	184	198	9	4	500	47
Servicing fees - Class C	324	325	291	14	2	1,168	61
Distribution and/or servicing fees - Other Classes	—	1,154	1,015	1	—	120	1
Trustees’ fees	—	137	137	5	—	148	9
Interest expense	—	—	—	—	—	—	—
Shareholder communications expense	—	170	164	6	—	283	13
Organizational expense	—	—	—	—	—	—	—
Tax expense	—	41	—	1	—	—	—
Total Expenses	3,234	13,838	13,762	533	59	20,287	1,178
Reimbursement by Adviser	—	—	—	(3)	—	—	—
Net Expenses	3,234	13,838	13,762	530	59	20,287	1,178

Net Investment Income (Loss)	$2,710	$2,864	$(121)	$456	$(10)	$32,005	$1,203

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	142,214	170,551	2,128	319	73,841	4,449
Investments in Affiliates	633	—	—	—	—	—	—
Options written	—	—	—	—	—	—	—
Securities sold short	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	6,594	—	—	—	—	—	—
Payments from Affiliates**	—	—	806	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	(39,151)	(36,988)	3,450	14	101,613	5,322
Investments in Affiliates	9,476	—	—	—	—	—	—
Options written	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	16,703	103,063	134,369	5,578	333	175,454	9,771

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$19,413	$105,927	$134,248	$6,034	$323	$207,459	$10,974

**	See Note 11
†	For the period March 31, 2006 (commencement of operations) through June 30, 2006.

48  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Value Fund	PEA Equity Premium Strategy Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund†

$111,545	$50	$46,766	$1,121	$5,421	$219	$3,139	$5,847	$688	$2
4,500	—	—	—	—	—	—	—	—	—
6,415	7	1,252	56	271	51	214	345	84	6
2,563	—	339	9	111	514	280	62	39	—
26	—	—	—	—	—	—	—	—	—
125,049	57	48,357	1,186	5,803	784	3,633	6,254	811	8

23,253	16	10,161	421	2,929	1,694	4,231	2,490	616	8
12,921	9	8,445	272	2,314	982	2,959	1,569	344	2
2,345	—	3,365	135	269	140	556	76	17	—
4,480	—	4,557	155	3,423	1,098	3,538	71	24	—
4,274	1	1,900	61	215	138	458	129	10	—
782	—	1,122	45	90	46	185	25	6	—
1,493	—	1,519	52	1,141	366	1,179	24	8	—
1,795	—	899	4	5	8	4	319	3	—
424	—	260	8	66	29	86	61	14	—
—	—	12	22	5	4	61	—	6	—
473	1	218	8	62	30	77	65	13	—
—	—	—	—	—	—	—	—	—	83
—	—	—	—	—	—	—	13	—	—
52,240	27	32,458	1,183	10,519	4,535	13,334	4,842	1,061	93
—	—	—	—	—	—	—	—	—	(83)
52,240	27	32,458	1,183	10,519	4,535	13,334	4,842	1,061	10

$72,809	$30	$15,899	$3	$(4,716)	$(3,751)	$(9,701)	$1,412	$(250)	$(2)

394,794	165	181,257	11,708	121,842	51,394	163,413	41,654	20,414	(337)
13,935	—	—	—	—	—	—	—	—	—
—	—	—	1,307	(379)	—	—	—	—	(7)
—	—	—	—	—	—	—	—	—	6
4	—	(297)	1	19	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	283	191	—	626	—

53,123	38	(15,043)	(7,393)	(61,416)	(14,170)	(77,050)	(2,480)	(5,403)	12
(22,540)	—	—	—	—	—	—	—	—	—
—	—	—	(157)	(87)	—	—	—	—	5
—	—	—	—	3	—	—	—	—	—
439,316	203	165,917	5,466	59,982	37,507	86,554	39,174	15,637	(321)

$512,125	$233	$181,816	$5,469	$55,266	$33,756	$76,853	$40,586	$15,387	$(323)

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  49

Statements of Changes in Net Assets

Amounts in thousands	AMM Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Mid-Cap Fund

Increase in Net Assets from:	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Investment Operations:
Net investment income (loss)	$2,710	$3,265	$2,864	$4,626	$(121)	$(452)
Net realized gain on investments and foreign currency transactions	—	—	142,214	53,995	170,551	79,769
Net realized gain on investments in Affiliates	633	5,248	—	—	—	—
Payments from Affiliates**	—	—	—	—	806	—
Net capital gain distributions received from underlying Affiliated funds	6,594	1,532	—	—	—	—
Net change in unrealized appreciation/depreciation of investments	—	—	(39,151)	29,013	(36,988)	27,806
Net change in unrealized appreciation/depreciation of investments in Affiliates	9,476	3,374	—	—	—	—

Net increase resulting from investment operations	19,413	13,419	105,927	87,634	134,248	107,123

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(813)	(979)	(75)	(784)	—	—
Class B	(445)	(1,033)	—	(57)	—	—
Class C	(784)	(1,714)	—	(106)	—	—
Other Classes	(14)	(43)	(1,143)	(2,643)	—	—
Net realized gains
Class A	(597)	—	—	—	—	—
Class B	(848)	—	—	—	—	—
Class C	(1,448)	—	—	—	—	—
Other Classes	(8)	—	—	—	—	—

Total Dividends and Distributions to Shareholders	(4,957)	(3,769)	(1,218)	(3,590)	—	—

Fund Share Transactions:
Shares sold
Class A	29,475	24,071	184,427	123,778	197,675	87,371
Class B	22,095	19,895	23,460	14,920	41,662	13,622
Class C	40,746	39,396	40,014	25,523	49,952	17,654
Other Classes	395	804	407,829	120,717	471,562	234,703
Issued in reinvestment of distributions
Class A	1,170	806	51	485	—	—
Class B	951	750	—	44	—	—
Class C	1,866	1,407	—	84	—	—
Other Classes	22	25	1,047	2,559	—	—
Cost of shares redeemed
Class A	(15,821)	(14,389)	(120,337)	(45,756)	(83,967)	(46,154)
Class B	(18,768)	(14,352)	(22,041)	(24,150)	(25,637)	(24,403)
Class C	(29,485)	(25,398)	(23,422)	(24,924)	(28,214)	(18,429)
Other Classes	(635)	(2,008)	(148,613)	(139,261)	(320,723)	(152,838)
Net increase from Fund share transactions	32,011	31,007	342,415	54,019	302,310	111,526

Fund Redemption Fees	12	29	26	38	44	17

Total Increase in Net Assets	46,479	40,686	447,150	138,101	436,602	218,666

Net Assets:
Beginning of year	241,402	200,716	1,017,439	879,338	970,004	751,338

End of year*	$287,881	$241,402	$1,464,589	$1,017,439	$1,406,606	$970,004

*Including undistributed (dividends in excess of) net investment income of:	$738	$248	$2,707	$1,036	$—	$—

** See Note 11

50  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NACM Flex-Cap Value Fund		NACM Growth Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

$456	$50	$(10)	$(1)	$32,005	$9,600	$1,203	$304	$72,809	$49,234

2,128	599	319	258	73,841	15,943	4,449	594	394,798	156,150
—	—	—	—	—	—	—	—	13,935	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

3,450	(627)	14	(54)	101,613	34,652	5,322	2,002	53,123	296,947

—	—	—	—	—	—	—	—	(22,540)	—

6,034	22	323	203	207,459	60,195	10,974	2,900	512,125	502,331

(7)	—	—	—	(15,328)	(3,975)	(455)	(119)	(29,613)	(19,060)
—	—	—	—	(3,450)	(1,329)	(161)	(52)	(3,045)	(3,616)
—	—	—	—	(8,255)	(2,832)	(202)	(65)	(6,099)	(6,389)
(163)	—	—	—	(6,996)	(2,558)	(271)	(92)	(24,241)	(9,939)

(132)	(104)	(64)	(9)	(7,178)	(1,538)	(497)	(188)	(131,374)	(73,447)
(137)	(68)	(116)	(19)	(2,840)	(725)	(420)	(121)	(24,864)	(18,383)
(217)	(154)	(46)	(6)	(6,476)	(1,453)	(491)	(184)	(47,341)	(32,216)
(1,164)	(89)	(81)	(28)	(2,778)	(933)	(196)	(172)	(94,598)	(35,104)

(1,820)	(415)	(307)	(62)	(53,301)	(15,343)	(2,693)	(993)	(361,175)	(198,154)

2,945	3,335	1,642	443	745,513	186,142	24,246	14,207	496,672	567,522
2,776	2,390	772	820	157,389	76,482	13,245	11,625	14,839	19,923
2,657	4,323	594	322	436,129	184,768	19,827	14,896	43,073	51,805
7,207	29,802	3	—	338,411	57,978	26,059	4,529	510,457	542,203

126	75	55	7	16,722	3,980	765	255	130,204	71,995
106	52	81	17	4,398	1,365	448	133	22,228	17,327
175	137	36	5	10,376	2,958	509	182	35,812	25,236
1,318	89	81	28	9,421	3,410	459	265	109,071	41,694

(1,621)	(2,228)	(1,330)	(356)	(86,775)	(24,425)	(7,799)	(1,560)	(515,720)	(391,515)
(1,323)	(981)	(694)	(144)	(26,989)	(13,041)	(6,010)	(913)	(76,750)	(74,055)
(2,736)	(1,393)	(195)	(208)	(54,986)	(19,404)	(7,292)	(2,666)	(112,071)	(104,791)
(6,155)	(1,709)	(740)	(65)	(48,434)	(11,653)	(2,167)	(661)	(280,118)	(120,566)
5,475	33,892	305	869	1,501,175	448,560	62,290	40,292	377,697	646,778

1	10	—	—	75	71	9	17	127	91

9,690	33,509	321	1,010	1,655,408	493,483	70,580	42,216	528,774	951,046

40,030	6,521	3,701	2,691	796,446	302,963	54,947	12,731	3,494,367	2,543,321

$49,720	$40,030	$4,022	$3,701	$2,451,854	$796,446	$125,527	$54,947	$4,023,141	$3,494,367

$337	$530	$—	$189	$—	$5,040	$106	$81	$40,768	$47,980

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  51

Statements of Changes in Net Assets (cont.)

Amounts in thousands	OCC Core Equity Fund		OCC Value Fund		PEA Equity Premium Strategy Fund

Increase in Net Assets from:	Year ended June 30, 2006	Period from March 31, 2005 to June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Investment Operations:
Net investment income (loss)	$30	$8	$15,899	$16,064	$3	$426
Net increase from repayments by Adviser	—	—	—	1,230	—	39
Net realized gain (loss) on investments, options written and foreign currency transactions	165	(27)	180,960	295,136	13,016	3,679
Payments from Affiliates**	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	38	98	(15,043)	(204,166)	(7,550)	(175)
Net increase resulting from investment operations	233	79	181,816	108,264	5,469	3,969

Dividends and Distributions to Shareholders from:
From net investment income
Class A	—	—	(8,079)	(4,978)	(8)	(281)
Class B	—	—	(1,792)	(556)	—	(98)
Class C	—	—	(1,723)	(989)	—	(116)
Other Classes	(14)	—	(4,907)	(3,278)	(4)	(96)
From net realized capital gains
Class A	—	—	(100,099)	(30,081)	(896)	—
Class B	—	—	(61,505)	(14,779)	(597)	—
Class C	(1)	—	(83,862)	(22,984)	(692)	—
Other Classes	(38)	—	(57,494)	(21,771)	(235)	—

Total Dividends and Distributions to Shareholders	(53)	—	(319,461)	(99,416)	(2,432)	(591)

Fund Share Transactions:
Shares sold
Class A	1,518	10	105,970	577,465	8,662	5,465
Class B	—	—	20,628	135,529	1,543	2,340
Class C	177	10	47,043	298,841	1,618	2,627
Other Classes	—	2,980	57,114	530,611	1,037	1,118
Issued in reinvestment of distributions
Class A	—	—	93,391	29,367	790	228
Class B	—	—	51,757	12,514	510	79
Class C	1	—	65,909	18,238	613	98
Other Classes	52	—	53,650	22,767	226	91
Cost of shares redeemed
Class A	—	—	(473,491)	(547,607)	(7,998)	(7,856)
Class B	—	—	(165,530)	(117,334)	(6,491)	(7,595)
Class C	(45)	—	(318,848)	(286,585)	(7,929)	(9,020)
Other Classes	—	—	(297,306)	(624,503)	(3,684)	(3,006)
Net increase (decrease) from Fund share transactions	1,703	3,000	(759,713)	49,303	(11,103)	(15,431)

Fund Redemption Fees	—	—	37	671	1	9

Total Increase (Decrease) in Net Assets	1,883	3,079	(897,321)	58,822	(8,065)	(12,044)

Net Assets:
Beginning of period	3,079	—	2,732,521	2,673,699	75,590	87,634

End of period*	$4,962	$3,079	$1,835,200	$2,732,521	$67,525	$75,590

*Including undistributed net investment income of:	$24	$8	$10,943	$28,784	$1	$—

** See Note 11

52  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

PEA Growth Fund		PEA Opportunity Fund		PEA Target Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

$(4,716)	$(3,043)	$(3,751)	$(3,962)	$(9,701)	$(10,538)	$1,412	$2,315	$(250)	$(336)
—	877	—	29	—	183	—	—	—	—

121,482	73,676	51,394	22,007	163,413	74,906	41,654	19,940	20,414	10,675
—	—	283	—	191	—	—	—	626	—

(61,500)	(59,025)	(14,170)	(6,610)	(77,050)	(40,204)	(2,480)	973	(5,403)	(7,006)
55,266	12,485	33,756	11,464	76,853	24,347	40,586	23,228	15,387	3,333

—	—	—	—	—	—	(6)	(48)	—	—
—	—	—	—	—	—	(1)	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	(1,351)	(1,168)	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	(1,358)	(1,216)	—	—

14,167	11,733	14,273	6,672	24,755	34,402	31,698	20,904	1,420	1,058
3,017	3,242	5,911	1,943	2,637	2,759	5,341	1,616	1,641	641
8,045	7,962	8,859	3,942	6,830	11,164	4,514	1,970	1,662	864
1,031	1,805	6,962	9,948	1,155	5,359	132,027	140,828	16,311	20,351

—	—	—	—	—	—	6	46	—	—
—	—	—	—	—	—	1	—	—	—
—	—	—	—	—	—	1	—	—	—
—	—	—	—	—	—	1,250	1,091	—	—

(25,924)	(30,186)	(17,649)	(17,950)	(60,902)	(64,078)	(22,020)	(16,591)	(1,087)	(690)
(19,333)	(20,105)	(7,297)	(7,531)	(28,526)	(30,798)	(3,183)	(1,927)	(770)	(1,073)
(119,844)	(147,490)	(34,016)	(38,194)	(120,267)	(135,198)	(2,589)	(2,194)	(748)	(1,149)
(2,584)	(2,089)	(11,495)	(28,255)	(55,950)	(11,248)	(145,033)	(218,356)	(43,360)	(133,146)
(141,425)	(175,128)	(34,452)	(69,425)	(230,268)	(187,638)	2,013	(72,613)	(24,931)	(113,144)

4	10	19	5	7	23	6	19	2	3

(86,155)	(162,633)	(677)	(57,956)	(153,408)	(163,268)	41,247	(50,582)	(9,542)	(109,808)

615,806	778,439	256,304	314,260	815,736	979,004	508,170	558,752	123,226	233,034

$529,651	$615,806	$255,627	$256,304	$662,328	$815,736	$549,417	$508,170	$113,684	$123,226

$2	$—	$—	$—	$—	$—	$1,167	$1,100	$—	$—

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  53

Statement of Changes in Net Assets (cont.)

Amounts in thousands	RCM Strategic Growth Fund

Increase in Net Assets from:	Period from March 31, 2006 to June 30, 2006 †

Operations:
Net investment loss	$(2)
Net realized loss on investments, options written and securities sold short	(338)
Net unrealized appreciation on investments and options written	17
Net decrease resulting from investment operations	(323)

Fund Share Transactions:
Shares sold
Class A	437
Class B	—
Class C	10
Other Classes	3,026
Net increase from Fund share transactions	3,473

Fund Redemption Fees	—

Total Increase in Net Assets	3,150

Net Assets:
Beginning of period	—

End of period*	$3,150

*Including undistributed net investment income of:	$—

† Commencement of operations

54  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

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Financial Highlights

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

AMM Asset Allocation Fund
Class A
6/30/2006	$11.08	$0.19	$0.80	$0.99	$(0.16)	$(0.13)
6/30/2005	10.60	0.22	0.50	0.72	(0.24)	—
6/30/2004	9.28	0.24	1.29	1.53	(0.21)	—
6/30/2003	9.24	0.25	0.03	0.28	(0.24)	—
6/30/2002	9.92	0.37	(0.80)	(0.43)	(0.25)	—
Class B
6/30/2006	$11.01	$0.10	$0.81	$0.91	$(0.07)	$(0.13)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—
6/30/2004	9.25	0.17	1.29	1.46	(0.16)	—
6/30/2003	9.21	0.18	0.04	0.22	(0.18)	—
6/30/2002	9.90	0.32	(0.82)	(0.50)	(0.19)	—
Class C
6/30/2006	$11.01	$0.10	$0.81	$0.91	$(0.07)	$(0.13)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—
6/30/2004	9.25	0.16	1.26	1.42	(0.12)	—
6/30/2003	9.21	0.18	0.03	0.21	(0.17)	—
6/30/2002	9.89	0.32	(0.81)	(0.49)	(0.19)	—
CCM Capital Appreciation Fund
Class A
6/30/2006	$17.93	$0.04	$1.74	$1.78	$— (c)	$—
6/30/2005	16.28	0.08	1.64	1.72	(0.07)	—
6/30/2004	14.03	(0.01)	2.26	2.25	—	—
6/30/2003	14.64	(0.01)	(0.60)	(0.61)	—	—
6/30/2002	17.54	0.02	(2.90)	(2.88)	(0.02)	—
Class B
6/30/2006	$16.82	$(0.10)	$1.63	$1.53	$— (c)	$—
6/30/2005	15.34	(0.04)	1.53	1.49	(0.01)	—
6/30/2004	13.31	(0.12)	2.15	2.03	—	—
6/30/2003	14.00	(0.10)	(0.59)	(0.69)	—	—
6/30/2002	16.88	(0.10)	(2.78)	(2.88)	—	—
Class C
6/30/2006	$16.85	$(0.10)	$1.64	$1.54	$— (c)	$—
6/30/2005	15.37	(0.04)	1.54	1.50	(0.02)	—
6/30/2004	13.34	(0.12)	2.15	2.03	—	—
6/30/2003	14.03	(0.10)	(0.59)	(0.69)	—	—
6/30/2002	16.91	(0.10)	(2.78)	(2.88)	—	—

(a)	Calculated on average shares outstanding during the year.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.
(c)	Less than $0.01 per share.

56  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Dividends & Distributions to Shareholders	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.29)	$—	(c)	$11.78	9.03%	$65,643	0.65	% (b)	1.65%	6%
(0.24)	—		11.08	6.84	48,049	0.65	(b)	2.04	25
(0.21)	—		10.60	16.21	35,618	0.65	(b)	2.34	23
(0.24)	—		9.28	3.15	11,675	0.65	(b)	2.86	13
(0.25)	—		9.24	(4.39)	4,867	0.65	(b)	3.77	24

$(0.20)	$—	(c)	$11.72	8.20%	$80,506	1.40	% (b)	0.86%	6%
(0.16)	—		11.01	5.91	71,858	1.40	(b)	1.30	25
(0.16)	—		10.55	15.39	62,692	1.40	(b)	1.64	23
(0.18)	—		9.25	2.44	15,617	1.40	(b)	2.12	13
(0.19)	—		9.21	(5.15)	10,675	1.40	(b)	3.29	24

$(0.20)	$—	(c)	$11.72	8.21%	$140,987	1.40	% (b)	0.87%	6%
(0.16)	—		11.01	5.92	120,586	1.40	(b)	1.31	25
(0.12)	—		10.55	15.35	100,419	1.40	(b)	1.61	23
(0.17)	—		9.25	2.40	39,761	1.40	(b)	2.10	13
(0.19)	—		9.21	(5.05)	32,778	1.40	(b)	3.34	24

$—	$—	(c)	$19.71	9.95%	$361,002	1.12%		0.19%	161%
(0.07)	—		17.93	10.58	271,755	1.11		0.48	137
—	—		16.28	16.04	174,260	1.11		(0.05)	148
—	—		14.03	(4.17)	147,590	1.10		(0.07)	161
(0.02)	—		14.64	(16.43)	123,754	1.11		0.10	110

$—	$—	(c)	$18.35	9.10%	$75,309	1.87%		(0.56)%	161%
(0.01)	—		16.82	9.74	67,785	1.86		(0.24)	137
—	—		15.34	15.25	70,884	1.86		(0.80)	148
—	—		13.31	(4.93)	63,258	1.85		(0.82)	161
—	—		14.00	(17.06)	62,447	1.86		(0.64)	110

$—	$—	(c)	$18.39	9.14%	$138,280	1.87%		(0.56)%	161%
(0.02)	—		16.85	9.74	111,461	1.86		(0.24)	137
—	—		15.37	15.22	101,288	1.86		(0.80)	148
—	—		13.34	(4.90)	85,969	1.85		(0.82)	161
—	—		14.03	(17.03)	78,517	1.86		(0.65)	110

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  57

Financial Highlights (cont.)

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

CCM Mid-Cap Fund
Class A
6/30/2006	$24.47	$(0.02)	$3.12	$3.10	$—	$—
6/30/2005	21.26	(0.02)	3.23	3.21	—	—
6/30/2004	17.28	(0.06)	4.04	3.98	—	—
6/30/2003	17.73	(0.05)	(0.40)	(0.45)	—	—
6/30/2002	21.02	0.01	(3.17)	(3.16)	(0.11)	—
Class B
6/30/2006	$22.96	$(0.20)	$2.92	$2.72	$—	$—
6/30/2005	20.10	(0.17)	3.03	2.86	—	—
6/30/2004	16.46	(0.19)	3.83	3.64	—	—
6/30/2003	17.03	(0.16)	(0.41)	(0.57)	—	—
6/30/2002	20.27	(0.13)	(3.04)	(3.17)	(0.06)	—
Class C
6/30/2006	$22.97	$(0.20)	$2.92	$2.72	$—	$—
6/30/2005	20.11	(0.17)	3.03	2.86	—	—
6/30/2004	16.47	(0.19)	3.83	3.64	—	—
6/30/2003	17.03	(0.16)	(0.40)	(0.56)	—	—
6/30/2002	20.28	(0.13)	(3.05)	(3.18)	(0.06)	—

(a)	Calculated on average number of shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.55 and 12.60%, respectively.

(d)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.66 and 11.78%, respectively.

(e)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.67 and 11.77%, respectively.

58  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(b)	$27.57	(c)	12.67	% (c)	$353,019	1.11%	(0.06)%	174%
—	—	—		24.47		15.10		209,885	1.11	(0.08)	140
—	—	—		21.26		23.03		145,095	1.11	(0.29)	165
—	—	—		17.28		(2.54)		109,110	1.11	(0.34)	155
(0.02)	(0.13)	—		17.73		(15.04)		98,235	1.11	0.04	168

$—	$—	$—	(b)	$25.68	(d)	11.85	% (d)	$85,023	1.86%	(0.81)%	174%
—	—	—		22.96		14.23		61,076	1.86	(0.84)	140
—	—	—		20.10		22.11		63,988	1.86	(1.04)	165
—	—	—		16.46		(3.35)		56,490	1.86	(1.08)	155
(0.01)	(0.07)	—		17.03		(15.65)		69,886	1.86	(0.72)	168

$—	$—	$—	(b)	$25.69	(e)	11.84	% (e)	$122,217	1.86%	(0.80)%	174%
—	—	—		22.97		14.22		88,789	1.86	(0.83)	140
—	—	—		20.11		22.10		79,106	1.86	(1.04)	165
—	—	—		16.47		(3.29)		69,989	1.86	(1.09)	155
(0.01)	(0.07)	—		17.03		(15.69)		80,865	1.86	(0.72)	168

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  59

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

NACM Flex-Cap Value Fund
Class A
6/30/2006	$15.76	$0.15	$2.13	$2.28	$(0.03)	$(0.65)
6/30/2005	15.24	0.10	1.23	1.33	—	(0.83)
6/30/2004	12.36	0.02	3.32	3.34	(0.04)	(0.42)
7/19/2002 - 6/30/2003	10.00	0.07	2.51	2.58	(0.05)	(0.17)
Class B
6/30/2006	$15.45	$0.02	$2.08	$2.10	$— (i)	$(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)
6/30/2004	12.30	(0.08)	3.29	3.21	(0.03)	(0.42)
7/19/2002 - 6/30/2003	10.00	(0.02)	2.51	2.49	(0.02)	(0.17)
Class C
6/30/2006	$15.45	$0.02	$2.08	$2.10	$— (i)	$(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)
6/30/2004	12.29	(0.09)	3.29	3.20	(0.01)	(0.42)
7/19/2002 - 6/30/2003	10.00	(0.01)	2.50	2.49	(0.03)	(0.17)
NACM Growth Fund
Class A
6/30/2006	$12.72	$0.01	$1.17	$1.18	$—	$(1.01)
6/30/2005	11.94	0.01	1.06	1.07	—	(0.29)
6/30/2004	11.21	(0.07)	0.93	0.86	—	(0.13)
7/19/2002 - 6/30/2003	10.00	(0.03)	1.24	1.21	—	—
Class B
6/30/2006	$12.44	$(0.09)	$1.13	$1.04	$—	$(1.01)
6/30/2005	11.76	(0.08)	1.05	0.97	—	(0.29)
6/30/2004	11.13	(0.15)	0.91	0.76	—	(0.13)
7/19/2002 - 6/30/2003	10.00	(0.10)	1.23	1.13	—	—
Class C
6/30/2006	$12.43	$(0.08)	$1.13	$1.05	$—	$(1.01)
6/30/2005	11.76	(0.08)	1.04	0.96	—	(0.29)
6/30/2004	11.13	(0.15)	0.91	0.76	—	(0.13)
7/19/2002 - 6/30/2003	10.00	(0.10)	1.23	1.13	—	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.
(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(i)	Amount less than $0.01.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(k)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(l)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(m)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.

60  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.68)	$—	(i)	$17.36	14.70%	$4,452	1.32	% (j)	0.90%		55%
(0.83)	0.02		15.76	8.77	2,696	1.38	(h)	0.61		150
(0.46)	—		15.24	27.33	1,545	1.40		0.17		145
(0.22)	—		12.36	26.06	36	1.41	* (d)	0.70	*	173

$(0.65)	$—	(i)	$16.90	13.78%	$4,515	2.07	% (k)	0.15%		55%
(0.83)	0.02		15.45	7.99	2,657	2.12	(h)	(0.07)		150
(0.45)	—		15.06	26.39	1,237	2.15		(0.58)		145
(0.19)	—		12.30	25.09	52	2.16	* (e)	(0.19	)*	173

$(0.65)	$—	(i)	$16.90	13.78%	$5,727	2.07	% (k)	0.14%		55%
(0.83)	0.02		15.45	7.99	5,155	2.12	(h)	(0.08)		150
(0.43)	—		15.06	26.36	2,107	2.15		(0.60)		145
(0.20)	—		12.29	25.12	103	2.16	* (f)	(0.14	)*	173

$(1.01)	$—	(i)	$12.89	9.46%	$945	1.16	% (l)	0.07%		152%
(0.29)	—		12.72	8.95	587	1.23	(h)	0.10		274
(0.13)	—		11.94	7.71	481	1.26		(0.55)		160
—	—		11.21	12.10	81	1.25	* (b)	(0.28	)*	167

$(1.01)	$—	(i)	$12.47	8.50%	$1,560	1.91	% (m)	(0.68)%		152%
(0.29)	—		12.44	8.23	1,400	1.97	(h)	(0.64)		274
(0.13)	—		11.76	6.87	672	2.00		(1.30)		160
—	—		11.13	11.30	160	2.00	* (c)	(0.95	)*	167

$(1.01)	$—	(i)	$12.47	8.60%	$918	1.91	% (m)	(0.65	) %	152%
(0.29)	—		12.43	8.15	486	1.98	(h)	(0.66)		274
(0.13)	—		11.76	6.87	357	2.01		(1.30)		160
—	—		11.13	11.30	118	2.00	* (g)	(1.00	)*	167

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  61

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

NFJ Dividend Value Fund
Class A
6/30/2006	$13.71	$0.37	$1.88	$2.25	$(0.39)	$(0.22)
6/30/2005	12.48	0.30	1.37	1.67	(0.29)	(0.15)
6/30/2004	10.47	0.29	2.04	2.33	(0.23)	(0.09)
6/30/2003	11.31	0.30	(0.31)	(0.01)	(0.33)	(0.50)
10/31/2001 - 6/30/2002	11.31	0.19	0.96	1.15	(0.29)	(0.86)
Class B
6/30/2006	$13.58	$0.26	$1.87	$2.13	$(0.24)	$(0.22)
6/30/2005	12.39	0.20	1.35	1.55	(0.21)	(0.15)
6/30/2004	10.41	0.19	2.04	2.23	(0.16)	(0.09)
6/30/2003	11.29	0.23	(0.32)	(0.09)	(0.29)	(0.50)
10/31/2001 - 6/30/2002	11.31	0.13	0.97	1.10	(0.26)	(0.86)
Class C
6/30/2006	$13.58	$0.26	$1.86	$2.12	$(0.25)	$(0.22)
6/30/2005	12.38	0.20	1.36	1.56	(0.21)	(0.15)
6/30/2004	10.40	0.19	2.04	2.23	(0.16)	(0.09)
6/30/2003	11.28	0.23	(0.31)	(0.08)	(0.30)	(0.50)
10/31/2001 - 6/30/2002	11.31	0.13	0.96	1.09	(0.26)	(0.86)

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Amount less than $0.01.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

62  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.61)	$—	(b)	$15.35	16.73%	$1,002,333	1.10%		2.50%		26%
(0.44)	—		13.71	13.54	268,945	1.17	(c)	2.28		30
(0.32)	—		12.48	22.46	88,569	1.20		2.40		36
(0.83)	—		10.47	0.49	12,878	1.20		3.07		43
(1.15)	—		11.31	10.51	1,637	1.20	*	2.39	*	50

$(0.46)	$—	(b)	$15.25	15.94%	$279,643	1.85%		1.77%		26%
(0.36)	—		13.58	12.57	122,934	1.92	(c)	1.53		30
(0.25)	—		12.39	21.57	51,301	1.95		1.64		36
(0.79)	—		10.41	(0.27)	8,913	1.95		2.31		43
(1.12)	—		11.29	10.10	1,230	1.95	*	1.68	*	50

$(0.47)	$—	(b)	$15.23	15.84%	$712,851	1.85%		1.77%		26%
(0.36)	—		13.58	12.70	270,801	1.92	(c)	1.53		30
(0.25)	—		12.38	21.57	88,221	1.95		1.64		36
(0.80)	—		10.40	(0.26)	17,843	1.95		2.32		43
(1.12)	—		11.28	9.96	2,141	1.95	*	1.68	*	50

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report   63

Financial Highlights (cont.)

For a Share Outstanding for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

NFJ Large-Cap Value Fund
Class A
6/30/2006	$15.97	$0.31	$2.07	$2.38	$(0.29)	$(0.37)
6/30/2005	14.58	0.23	1.94	2.17	(0.20)	(0.59)
6/30/2004	12.22	0.17	2.37	2.54	(0.18)	—
7/19/2002 - 6/30/2003	11.07	0.23	1.39	1.62	(0.21)	(0.26)
Class B
6/30/2006	$15.83	$0.19	$2.05	$2.24	$(0.14)	$(0.37)
6/30/2005	14.49	0.11	1.93	2.04	(0.12)	(0.59)
6/30/2004	12.16	0.07	2.36	2.43	(0.10)	—
7/19/2002 - 6/30/2003	11.07	0.14	1.38	1.52	(0.17)	(0.26)
Class C
6/30/2006	$15.83	$0.19	$2.06	$2.25	$(0.13)	$(0.37)
6/30/2005	14.49	0.11	1.92	2.03	(0.11)	(0.59)
6/30/2004	12.16	0.08	2.35	2.43	(0.10)	—
7/19/2002 - 6/30/2003	11.07	0.15	1.38	1.53	(0.18)	(0.26)
NFJ Small-Cap Value Fund
Class A
6/30/2006	$30.26	$0.61	$3.59	$4.20	$(0.52)	$(2.47)
6/30/2005	27.30	0.52	4.43	4.95	(0.39)	(1.60)
6/30/2004	21.59	0.49	5.72	6.21	(0.27)	(0.23)
6/30/2003	21.51	0.35	(0.01)	0.34	(0.21)	(0.05)
6/30/2002	19.02	0.33	2.27	2.60	(0.11)	—
Class B
6/30/2006	$29.36	$0.36	$3.49	$3.85	$(0.28)	$(2.47)
6/30/2005	26.65	0.29	4.32	4.61	(0.30)	(1.60)
6/30/2004	21.17	0.29	5.61	5.90	(0.19)	(0.23)
6/30/2003	21.19	0.19	(0.01)	0.18	(0.15)	(0.05)
6/30/2002	18.84	0.18	2.23	2.41	(0.06)	—
Class C
6/30/2006	$29.40	$0.36	$3.50	$3.86	$(0.30)	$(2.47)
6/30/2005	26.69	0.29	4.32	4.61	(0.30)	(1.60)
6/30/2004	21.21	0.29	5.61	5.90	(0.19)	(0.23)
6/30/2003	21.23	0.20	(0.02)	0.18	(0.15)	(0.05)
6/30/2002	18.86	0.18	2.24	2.42	(0.05)	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)	Less than $0.01 per share.

64  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.66)	$—	(d)	$17.69	15.23%	$36,954	1.12%		1.85%	32%
(0.79)	0.01		15.97	15.24	17,189	1.16	(b)	1.49	35
(0.18)	—		14.58	20.92	3,723	1.20		1.25	99
(0.47)	—		12.22	14.85	431	1.20	*	2.12 *	54

$(0.51)	$—	(d)	$17.56	14.41%	$22,939	1.87%		1.12%	32%
(0.71)	0.01		15.83	14.37	13,298	1.89	(b)	0.74	35
(0.10)	—		14.49	20.07	2,088	1.95		0.52	99
(0.43)	—		12.16	13.98	263	1.95	*	1.33 *	54

$(0.50)	$—	(d)	$17.58	14.45%	$32,171	1.87%		1.10%	32%
(0.70)	0.01		15.83	14.33	16,576	1.91	(b)	0.73	35
(0.10)	—		14.49	20.05	3,612	1.95		0.56	99
(0.44)	—		12.16	14.02	735	1.95	*	1.39 *	54

$(2.99)	$—	(d)	$31.47	14.50%	$1,745,770	1.25%		1.97%	32%
(1.99)	—		30.26	18.55	1,566,529	1.26	(c)	1.83	20
(0.50)	—		27.30	29.04	1,177,495	1.26		1.98	30
(0.26)	—		21.59	1.72	662,081	1.25		1.76	20
(0.11)	—		21.51	13.76	300,091	1.25		1.65	40

$(2.75)	$—	(d)	$30.46	13.64%	$294,769	2.00%		1.20%	32%
(1.90)	—		29.36	17.66	321,909	2.01	(c)	1.05	20
(0.42)	—		26.65	28.11	328,265	2.01		1.19	30
(0.20)	—		21.17	0.95	249,479	2.00		0.99	20
(0.06)	—		21.19	12.87	187,693	2.00		0.90	40

$(2.77)	$—	(d)	$30.49	13.68%	$579,280	2.00%		1.21%	32%
(1.90)	—		29.40	17.64	589,448	2.01	(c)	1.06	20
(0.42)	—		26.69	28.08	563,018	2.01		1.20	30
(0.20)	—		21.21	0.96	388,065	2.00		1.01	20
(0.05)	—		21.23	12.89	234,129	2.00		0.90	40

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report   65

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

OCC Core Equity Fund
Class A
6/30/2006	$10.25	$0.14	$0.61	$0.75	$(0.05)	$(0.13)
3/31/2005† - 6/30/2005	10.00	0.02	0.23	0.25	—	—
Class C
6/30/2006	$10.23	$(0.01)	$0.68	$0.67	$(0.03)	$(0.13)
3/31/2005† - 6/30/2005	10.00	—	0.23	0.23	—	—
OCC Value Fund
Class A
6/30/2006	$17.25	$0.17	$1.19	$1.36	$(0.17)	$(2.35)
6/30/2005	17.16	0.14	0.48	0.62	(0.07)	(0.46)
6/30/2004	12.71	0.10	4.41	4.51	(0.06)	—
6/30/2003	13.75	0.10	(0.56)	(0.46)	—	(0.58)
6/30/2002	16.12	0.09	(0.55)	(0.46)	—	(1.91)

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.95%.
(e)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.24 and 3.55%, respectively.

(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.18%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.87%.
(h)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

66  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.18)	$—	(b)	$10.82		7.32%	$1,523	1.13	%(f)	1.31%	80%
—	—		10.25		2.50	10	1.14	*(c)	0.74 *	13

$(0.16)	$—	(b)	$10.74		6.59%	$144	1.86	%(g)	(0.06)%	80%
—	—		10.23		2.30	10	1.92	*(d)	(0.04)*	13

$(2.52)	$—	(b)	$16.09		8.11%	$612,706	1.11%		1.03%	63%
(0.53)	—		17.25	(e)	3.60 (e)	930,699	1.11	(h)	0.80	101
(0.06)	—		17.16		35.58	867,400	1.11		0.61	67
(0.58)	—		12.71		(2.80)	275,622	1.10		0.87	152
(1.91)	—		13.75		(3.72)	226,825	1.10		0.59	190

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report   67

Financial Highlights (cont.)

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

OCC Value Fund (cont.)
Class B
6/30/2006	$16.70	$0.05	$1.13	$1.18	$(0.06)	$(2.35)
6/30/2005	16.69	0.01	0.48	0.49	(0.02)	(0.46)
6/30/2004	12.42	(0.02)	4.31	4.29	(0.02)	—
6/30/2003	13.55	0.01	(0.56)	(0.55)	—	(0.58)
6/30/2002	16.02	(0.03)	(0.53)	(0.56)	—	(1.91)
Class C
6/30/2006	$16.70	$0.05	$1.14	$1.19	$(0.04)	$(2.35)
6/30/2005	16.70	0.01	0.47	0.48	(0.02)	(0.46)
6/30/2004	12.43	(0.02)	4.31	4.29	(0.02)	—
6/30/2003	13.55	0.01	(0.55)	(0.54)	—	(0.58)
6/30/2002	16.03	(0.03)	(0.54)	(0.57)	—	(1.91)
PEA Equity Premium Strategy Fund
Class A
6/30/2006	$7.91	$0.03	$0.65	$0.68	$— (l)	$(0.30)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)	—
6/30/2004	6.51	0.08	1.09	1.17	(0.10)	—
6/30/2003	6.97	0.08	(0.45)	(0.37)	(0.09)	—
6/30/2002	9.20	0.08	(2.27)	(2.19)	(0.04)	—
Class B
6/30/2006	$7.79	$(0.03)	$0.64	$0.61	$— (l)	$(0.30)
6/30/2005	7.47	0.01	0.35	0.36	(0.04)	—
6/30/2004	6.42	0.03	1.07	1.10	(0.05)	—
6/30/2003	6.89	0.04	(0.45)	(0.41)	(0.06)	—
6/30/2002	9.14	0.02	(2.26)	(2.24)	(0.01)	—
Class C
6/30/2006	$7.79	$(0.03)	$0.63	$0.60	$— (l)	$(0.30)
6/30/2005	7.46	0.01	0.36	0.37	(0.04)	—
6/30/2004	6.42	0.03	1.06	1.09	(0.05)	—
6/30/2003	6.89	0.04	(0.45)	(0.41)	(0.06)	—
6/30/2002	9.13	0.02	(2.25)	(2.23)	(0.01)	—
PEA Growth Fund
Class A
6/30/2006	$20.55	$(0.04)	$2.12	$2.08	$—	$—
6/30/2005	19.94	0.04	0.57	0.61	—	—
6/30/2004	16.70	(0.06)	3.30	3.24	—	—
6/30/2003	18.10	(0.03)	(1.37)	(1.40)	—	—
6/30/2002	24.55	(0.06)	(6.23)	(6.29)	—	(0.16)
Class B
6/30/2006	$17.43	$(0.17)	$1.79	$1.62	$—	$—
6/30/2005	17.04	(0.09)	0.48	0.39	—	—
6/30/2004	14.38	(0.17)	2.83	2.66	—	—
6/30/2003	15.71	(0.13)	(1.20)	(1.33)	—	—
6/30/2002	21.49	(0.19)	(5.43)	(5.62)	—	(0.16)

(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.69 and 2.83%, respectively.

(d)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.69 and 2.78%, respectively.

(e)	Repayments by the Adviser increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 5.50%.
(f)	Repayments by the Adviser increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 4.72%.
(g)	Repayments by the Adviser increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 4.86%.
(h)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.

(i)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $20.52 and 2.93%, respectively.

68  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.41)	$—	(l)	$15.47		7.23%	$383,135	1.86%	0.30%	63%
(0.48)	—		16.70	(c)	2.87 (c)	506,068	1.86 (m)	0.05	101
(0.02)	—		16.69		34.55	475,577	1.86	(0.14)	67
(0.58)	—		12.42		(3.53)	241,311	1.85	0.12	152
(1.91)	—		13.55		(4.41)	202,258	1.85	(0.19)	190

$(2.39)	$—	(l)	$15.50		7.31%	$484,061	1.86%	0.28%	63%
(0.48)	—		16.70	(d)	2.82 (d)	728,865	1.86 (m)	0.05	101
(0.02)	—		16.70		34.53	699,047	1.86	(0.14)	67
(0.58)	—		12.43		(3.45)	315,256	1.85	0.12	152
(1.91)	—		13.55		(4.48)	266,741	1.85	(0.21)	190

$(0.30)	$—	(l)	$8.29		8.52%	$26,588	1.31%	0.40%	149%
(0.09)	—		7.91		5.55 (e)	24,160	1.34 (b)	0.92	24
(0.10)	—		7.58		17.96	25,300	1.36	1.14	83
(0.09)	—		6.51		(5.17)	23,125	1.36	1.37	84
(0.04)	—		6.97		(23.85)	16,983	1.36	1.00	101

$(0.30)	$—	(l)	$8.10		7.84%	$15,882	2.05%	(0.37)%	149%
(0.04)	—		7.79		4.77 (f)	19,530	2.09 (b)	0.17	24
(0.05)	—		7.47		17.12	23,837	2.11	0.38	83
(0.06)	—		6.42		(5.88)	17,237	2.11	0.60	84
(0.01)	—		6.89		(24.51)	14,520	2.10	0.23	101

$(0.30)	$—	(l)	$8.09		7.71%	$18,582	2.05%	(0.37)%	149%
(0.04)	—		7.79		4.91 (g)	23,390	2.09 (b)	0.17	24
(0.05)	—		7.46		16.93	28,626	2.11	0.38	83
(0.06)	—		6.42		(5.85)	23,619	2.11	0.61	84
(0.01)	—		6.89		(24.40)	17,543	2.10	0.24	101

$—	$—	(l)	$22.63		10.12%	$82,137	1.17%	(0.18)%	115%
—	—		20.55	(i)	3.06 (i)	85,553	1.16	0.19	39
—	—		19.94	(h)	19.40 (h)	101,505	1.16	(0.31)	71
—	—		16.70		(7.73)	94,428	1.16	(0.19)	70
(0.16)	—		18.10		(25.73)	136,908	1.16	(0.27)	76

$—	$—	(l)	$19.05		9.29%	$28,831	1.92%	(0.93)%	115%
—	—		17.43	(k)	2.29 (k)	41,545	1.91	(0.56)	39
—	—		17.04	(j)	18.50 (j)	57,743	1.91	(1.05)	71
—	—		14.38		(8.47)	65,651	1.91	(0.94)	70
(0.16)	—		15.71		(26.28)	92,279	1.91	(1.02)	76

(j)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.

(k)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.

(l)	Less than $0.01 per share.
(m)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  69

Financial Highlights (cont.)

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PEA Growth Fund (cont.)
Class C
6/30/2006	$17.43	$(0.17)	$1.79	$1.62	$—	$—
6/30/2005	17.04	(0.09)	0.48	0.39	—	—
6/30/2004	14.38	(0.17)	2.83	2.66	—	—
6/30/2003	15.71	(0.13)	(1.20)	(1.33)	—	—
6/30/2002	21.49	(0.19)	(5.43)	(5.62)	—	(0.16)
PEA Opportunity Fund
Class A
6/30/2006	$22.19	$(0.25)	$3.53	$3.28	$—	$—
6/30/2005	20.99	(0.22)	1.42	1.20	—	—
6/30/2004	15.49	(0.19)	5.69	5.50	—	—
6/30/2003	15.01	(0.13)	0.61	0.48	—	—
6/30/2002	19.05	(0.17)	(3.87)	(4.04)	—	—
Class B
6/30/2006	$17.72	$(0.35)	$2.82	$2.47	$—	$—
6/30/2005	16.89	(0.30)	1.13	0.83	—	—
6/30/2004	12.56	(0.28)	4.61	4.33	—	—
6/30/2003	12.26	(0.19)	0.49	0.30	—	—
6/30/2002	15.68	(0.24)	(3.18)	(3.42)	—	—
Class C
6/30/2006	$17.72	$(0.35)	$2.81	$2.46	$—	$—
6/30/2005	16.89	(0.30)	1.13	0.83	—	—
6/30/2004	12.56	(0.27)	4.60	4.33	—	—
6/30/2003	12.26	(0.19)	0.49	0.30	—	—
6/30/2002	15.67	(0.24)	(3.17)	(3.41)	—	—
PEA Target Fund
Class A
6/30/2006	$17.84	$(0.15)	$2.02	$1.87	$—	$—
6/30/2005	17.17	(0.12)	0.79	0.67	—	—
6/30/2004	13.34	(0.12)	3.95	3.83	—	—
6/30/2003	13.32	(0.08)	0.10	0.02	—	—
6/30/2002	19.31	(0.11)	(5.88)	(5.99)	—	—
Class B
6/30/2006	$15.55	$(0.25)	$1.74	$1.49	$—	$—
6/30/2005	15.07	(0.21)	0.69	0.48	—	—
6/30/2004	11.80	(0.21)	3.48	3.27	—	—
6/30/2003	11.86	(0.15)	0.09	(0.06)	—	—
6/30/2002	17.33	(0.20)	(5.27)	(5.47)	—	—
Class C
6/30/2006	$15.54	$(0.25)	$1.75	$1.50	$—	$—
6/30/2005	15.07	(0.21)	0.68	0.47	—	—
6/30/2004	11.79	(0.21)	3.49	3.28	—	—
6/30/2003	11.86	(0.15)	0.08	(0.07)	—	—
6/30/2002	17.33	(0.20)	(5.27)	(5.47)	—	—

(a)	Calculated on average of shares outstanding during the period.
(b)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.

(c)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.

(d)	Repayments by the Adviser increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 5.71%.
(e)	Repayments by the Adviser increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.49%.
(f)	Repayments by the Adviser increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 4.90%.
(g)	Repayments by the Adviser increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 34.46%.
(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.88%.
(i)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 28.69%.
(j)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 3.16%.
(k)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.69%.
(l)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.10%.
(m)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.80%.
(n)	Amount is less than $0.01.
(o)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.45 and 14.68%, respectively.

70  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(n)	$19.05		9.29%		$411,731	1.92%	(0.93)%	115%
—	—		17.43	(c)	2.29	(c)	480,947	1.91	(0.56)	39
—	—		17.04	(b)	18.50	(b)	611,348	1.91	(1.06)	71
—	—		14.38		(8.47)		648,456	1.91	(0.94)	70
(0.16)	—		15.71		(26.28)		879,605	1.91	(1.02)	76

$—	$—	(n)	$25.47	(o)	14.78	% (o)	$55,768	1.32%	(1.02)%	171%
—	—		22.19		5.72	(d)	52,118	1.31	(1.04)	139
—	—		20.99		35.51	(e)	60,781	1.31	(1.00)	184
—	—		15.49		3.20		44,297	1.31	(1.08)	214
—	—		15.01		(21.21)		68,403	1.31	(1.02)	201

$—	$—	(n)	$20.19	(p)	13.94	% (p)	$19,062	2.07%	(1.77)%	171%
—	—		17.72		4.91	(f)	18,253	2.06	(1.79)	139
—	—		16.89		34.47	(g)	23,073	2.07	(1.77)	184
—	—		12.56		2.45		12,962	2.06	(1.83)	214
—	—		12.26		(21.81)		15,587	2.06	(1.77)	201

$—	$—	(n)	$20.18	(q)	13.88	% (q)	$139,516	2.07%	(1.77)%	171%
—	—		17.72		4.91	(f)	145,669	2.06	(1.79)	139
—	—		16.89		34.47	(g)	173,643	2.06	(1.74)	184
—	—		12.56		2.45		142,354	2.06	(1.83)	214
—	—		12.26		(21.76)		164,168	2.06	(1.77)	201

$—	$—	(n)	$19.71	(r)	10.48	% (r)	$169,007	1.22%	(0.75)%	134%
—	—		17.84		3.90	(h)	186,300	1.21	(0.70)	103
—	—		17.17		28.71	(i)	209,123	1.21	(0.77)	96
—	—		13.34		0.15		148,721	1.21	(0.71)	105
—	—		13.32		(31.02)		198,054	1.21	(0.67)	114

$—	$—	(n)	$17.04	(s)	9.58	% (s)	$62,324	1.97%	(1.50)%	134%
—	—		15.55		3.19	(j)	80,594	1.96	(1.45)	103
—	—		15.07		27.71	(k)	106,709	1.96	(1.52)	96
—	—		11.80		(0.51)		105,896	1.96	(1.47)	105
—	—		11.86		(31.56)		144,815	1.96	(1.41)	114

$—	$—	(n)	$17.04	(t)	9.65	% (t)	$422,314	1.97%	(1.50)%	134%
—	—		15.54		3.12	(l)	489,743	1.96	(1.45)	103
—	—		15.07		27.82	(m)	600,439	1.96	(1.52)	96
—	—		11.79		(0.59)		538,347	1.96	(1.46)	105
—	—		11.86		(31.56)		685,003	1.96	(1,.41)	114

(p)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 13.81%, respectively.

(q)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.16 and 13.75%, respectively.

(r)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.

(s)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.56%, respectively.

(t)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.63%, respectively.

See accompanying Notes to Financial Statements| 6.30.06 | Allianz Funds Annual Report  71

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Large-Cap Growth Fund
Class A
6/30/2006	$12.68	$— (c)	$0.99	$0.99	$— (c)	$—
6/30/2005	12.13	0.02	0.54	0.56	(0.01)	—
6/30/2004	10.89	(0.02)	1.29	1.27	(0.03)	—
6/30/2003	10.94	0.02	(0.03)	(0.01)	(0.03)	—
2/05/2002 - 6/30/2002	12.30	—	(1.36)	(1.36)	—	—
Class B
6/30/2006	$12.44	$(0.10)	$0.96	$0.86	$— (c)	$—
6/30/2005	11.98	(0.07)	0.53	0.46	—	—
6/30/2004	10.80	(0.10)	1.28	1.18	—	—
6/30/2003	10.91	(0.07)	(0.02)	(0.09)	(0.02)	—
2/05/2002 - 6/30/2002	12.30	(0.04)	(1.35)	(1.39)	—	—
Class C
6/30/2006	$12.46	$(0.10)	$0.97	$0.87	$— (c)	$—
6/30/2005	12.00	(0.07)	0.53	0.46	—	—
6/30/2004	10.82	(0.11)	1.29	1.18	—	—
6/30/2003	10.90	(0.07)	(0.01)	(0.08)	—	—
2/05/2002 - 6/30/2002	12.30	(0.04)	(1.36)	(1.40)	—	—
RCM Mid-Cap Fund
Class A
6/30/2006	$2.58	$(0.02)	$0.33	$0.31	$—	$—
6/30/2005	2.48	(0.01)	0.11	0.10	—	—
6/30/2004	2.04	(0.02)	0.46	0.44	—	—
6/30/2003	1.99	(0.02)	0.07	0.05	—	—
2/05/2002 - 6/30/2002	2.28	(0.01)	(0.28)	(0.29)	—	—
Class B
6/30/2006	$2.55	$(0.04)	$0.32	$0.28	$—	$—
6/30/2005	2.47	(0.03)	0.11	0.08	—	—
6/30/2004	2.04	(0.04)	0.47	0.43	—	—
6/30/2003	2.00	(0.03)	0.07	0.04	—	—
2/05/2002 - 6/30/2002	2.28	(0.02)	(0.26)	(0.28)	—	—
Class C
6/30/2006	$2.54	$(0.04)	$0.32	$0.28	$—	$—
6/30/2005	2.47	(0.03)	0.10	0.07	—	—
6/30/2004	2.04	(0.04)	0.47	0.43	—	—
6/30/2003	2.00	(0.03)	0.07	0.04	—	—
2/05/2002 - 6/30/2002	2.28	(0.02)	(0.26)	(0.28)	—	—
RCM Strategic Growth Fund
Class A
3/31/2006† - 6/30/2006	$15.00	$(0.02)	$(1.42)	$(1.44)	$—	$—
Class C
3/31/2006† - 6/30/2006	$15.00	$(0.05)	$(1.42)	$(1.47)	$—	$—

*	Annualized
#	Not annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Amount is less than $0.01.
(d)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.87 and 11.38%, respectively.

(e)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.81 and 10.34%, respectively.

(f)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.80 and 10.37%, respectively.

†	Commencement of operations.

72  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(c)	$13.67		7.82%		$56,247	1.12%		0.01%	74%
—	(0.01)	—		12.68		4.65		43,387	1.18	(b)	0.17	118
—	(0.03)	—		12.13		11.66		37,102	1.21		(0.13)	82
(0.01)	(0.04)	—		10.89		(0.05)		19,560	1.20		0.15	25
—	—	—		10.94		(11.06)		681	1.20	*	(0.01)*	36

$—	$—	$—	(c)	$13.30		6.92%		$11,034	1.87%		(0.73)%	74%
—	—	—		12.44		3.84		8,357	1.93	(b)	(0.59)	118
—	—	—		11.98		10.94		8,381	1.96		(0.89)	82
—	(0.02)	—		10.80		(0.84)		4,384	1.95		(0.64)	25
—	—	—		10.91		(11.30)		161	1.95	*	(0.91)*	36

$—	$—	$—	(c)	$13.33		6.99%		$10,312	1.87%		(0.74)%	74%
—	—	—		12.46		3.83		7,857	1.93	(b)	(0.59)	118
—	—	—		12.00		10.93		7,821	1.96		(0.91)	82
—	—	—		10.82		(0.73)		3,699	1.95		(0.68)	25
—	—	—		10.90		(11.38)		105	1.95	*	(0.92)*	36

$—	$—	$—	(c)	$2.89	(d)	12.02	%(d)	$4,046	1.15%		(0.52)%	161%
—	—	—		2.58		4.03		3,336	1.22	(b)	(0.59)	147
—	—	—		2.48		21.57		2,836	1.23		(0.78)	145
—	—	—		2.04		2.51		847	1.23		(0.85)	132
—	—	—		1.99		(12.72)		124	1.22	*	(1.01)*	142

$—	$—	$—	(c)	$2.83	(e)	10.98	%(e)	$2,655	1.90%		(1.26)%	161%
—	—	—		2.55		3.24		1,642	1.98	(b)	(1.35)	147
—	—	—		2.47		21.08		2,083	1.98		(1.51)	145
—	—	—		2.04		2.00		378	1.98		(1.58)	132
—	—	—		2.00		(12.28)		9	1.97	*	(1.81)*	142

$—	$—	$—	(c)	$2.82	(f)	11.02	% (f)	$3,483	1.90%		(1.26)%	161%
—	—	—		2.54		2.83		2,335	1.98	(b)	(1.35)	147
—	—	—		2.47		21.08		2,627	1.98		(1.53)	145
—	—	—		2.04		2.00		775	1.98		(1.60)	132
—	—	—		2.00		(12.28)		40	1.97	*	(1.80)*	142

$—	$—	$—		$13.56		(9.53	)%#	$403	1.64	%**	(0.44)%*	113%

$—	$—	$—		$13.53		(9.73	)%#	$9	2.48	%*	(1.47)%*	113%

See accompanying Notes to Financial Statements | 6.30.06  | Allianz Funds Annual Report  73

Notes to Financial Statements
June 30, 2006

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

          In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security are fair valued, in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

          The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and small cap securities may also be calculated using the NASDAQ Official Closing Price instead of the last recorded sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ net asset values are determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

          The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on Investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, excluding AMM Asset Allocation, NFJ Dividend Value, NFJ Large-Cap Value and PEA Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the AMM Asset Allocation, NFJ Dividend Value, NFJ Large-Cap Value and PEA Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

74  Allianz Funds Annual Report  |  6.30.06

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency. The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain or loss. Realized gain or (loss) and unrealized appreciation or (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NACM Flex-Cap Value Fund —$1,431; NACM Growth Fund — $13; NFJ Dividend Value Fund — $95,219; NFJ Small-Cap Value Fund — 206,344; OCC Core Equity Fund — $1,956; OCC Value Fund — $826,563; PEA Equity Premium Strategy Fund — $32,878; PEA Growth Fund — $79,063; RCM Large-Cap Growth Fund — $30,904; RCM Mid-Cap Fund — $581; and RCM Strategic Growth Fund — $15.

Options Contracts. Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

          Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales. The Funds, except the AMM Asset Allocation Fund, may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements. The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could

6.30.06  |  Allianz Funds Annual Report   75

Notes to Financial Statements (cont.)
June 30, 2006

involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. The Funds, except the AMM Asset Allocation Fund, may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the period ended June 30, 2006 was $895,089. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

          Each of the Funds also has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

          The AMM Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company (PIMCO), an affiliate, by the underlying funds in which it invests.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee*

	All Classes	Inst’l Class(1)		Admin. Class(1)		Class A, B and C(2)		Class D(2)		Class R(2)

AMM Asset Allocation Fund	0.00%	0.15	%(3)	N/A		0.40%		N/A		N/A
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
CCM Mid-Cap Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
NACM Flex-Cap Value Fund	0.65%	0.25%		0.25%		0.40%		0.40%		N/A
NACM Growth Fund	0.50%	0.25%		0.25%		0.40%		0.40%		N/A
NFJ Dividend Value Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
NFJ Large-Cap Value Fund	0.45%	0.25%		N/A		0.40%		0.40%		0.40%
NFJ Small-Cap Value Fund	0.60%	0.25	%(4)	0.25	%(4)	0.40	%(5)	0.40	%(5)	0.40	%(5)
OCC Core Equity Fund	0.45%	0.25%		N/A		0.40%		0.40%		N/A
OCC Value Fund	0.45%	0.25	%(4)	0.25	%(4)	0.40	%(5)	0.40	%(5)	0.40	%(5)
PEA Equity Premium Strategy Fund	0.60%	0.25%		0.25%		0.40%		0.40%		0.40%
PEA Growth Fund	0.50%	0.25%		0.25%		0.40%		0.40%		0.40%
PEA Opportunity Fund	0.65%	0.25%		0.25%		0.40%		N/A		N/A
PEA Target Fund	0.55%	0.25%		0.25%		0.40%		0.40%		N/A
RCM Large-Cap Growth Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
RCM Mid-Cap Fund	0.47%	0.25%		0.25%		0.40%		0.40%		0.40%
RCM Strategic Growth Fund	1.00%	0.25%		0.25%		0.40%		0.40%		N/A

(1)

Effective January 1, 2006, the Administrative Fee rate for Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion.

(2)

The Administrative Fee rate for Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the AMM Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Fund’s Administrative Fee below 0.10%.

(4)

Effective January 1, 2006, the Administrative Fee rate for NFJ Small-Cap Value Fund and the OCC Value Fund Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion.

(5)

The Administrative Fee rate for NFJ Small-Cap Value Fund and the OCC Value Fund Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

*

Effective January 1, 2006, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

76  Allianz Funds Annual Report  |  6.30.06

Redemption Fees. Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days of their acquisition (i.e., beginning on the 8th day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, the holding period for redemptions was 60 days.

          In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholders redeems his or her shares and the payment of Redemptions Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

          A new 7 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

          Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

          The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2006.

          Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

          Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution	Servicing
	Fee (%)	Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

          AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2006, AGID received $4,484,456 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

6.30.06  |  Allianz Funds Annual Report   77

Notes to Financial Statements (cont.)
 June 30, 2006

          AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional	Administrative
	Class	Class	Class A	Class C	Class D

RCM Strategic
Growth Fund	1.25%	1.50%	1.65%	2.40%	1.65%

AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operation expenses plus the amount so reimbursed does not exceed the operating limitation, are as follows (amounts in thousands):

6/30/2006

RCM Strategic Growth Fund	$83

          Trustees, other than those affiliated with AGIFM, Allianz Global Investors of America L.P. (“Allianz”), a Sub-Adviser, receive a quarterly retainer of $20,000 ($50,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee. Each Committee chairman (other than the Chairman of the Valuation Committee) receives an additional annual retainer of $3,000. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee shall be compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

          Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2006, were as follows (amounts in thousands):

	Purchases	Sales

AMM Asset Allocation Fund	$51,348	$14,940
CCM Capital Appreciation Fund	2,293,868	1,976,505
CCM Mid-Cap Fund	2,463,891	2,163,799
NACM Flex-Cap Value Fund	26,561	23,276
NACM Growth Fund	5,990	5,986
NFJ Dividend Value Fund	1,672,772	360,690
NFJ Large-Cap Value Fund	69,649	24,555
NFJ Small-Cap Value Fund	1,309,600	1,182,034
OCC Core Equity Fund	4,293	2,712
OCC Value Fund	1,402,600	2,466,235
PEA Equity Premium Strategy	102,733	115,055
PEA Growth Fund	663,657	798,736
PEA Opportunity Fund	446,679	484,213
PEA Target Fund	1,018,235	1,254,838
RCM Large-Cap Growth Fund	399,869	400,160
RCM Mid-Cap Fund	206,525	233,006
RCM Strategic Growth Fund	6,054	3,072

5. Transactions in Options Written

Transactions in options written were (amounts in thousands except for number of contracts):

	PEA Equity Premium Strategy Fund		PEA Growth Fund		RCM Strategic Growth Fund

	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received

Balance at 6/30/2005	100	$9	2,875	$648	—	$—
Sales	48,715	3,592	725	106	443	112
Closing Buys	(8,059)	(899)	(3,350)	(721)	(380)	(94)
Exercised	(7,491)	(430)	(250)	(33)	—	—
Expirations	(25,725)	(1,667)	—	—	(3)	(2)

Balance at 6/30/2006	7,540	$605	—	$—	60	$16

6. Underlying Funds and Risk Factors of the AMM Asset Allocation Fund

The AMM Asset Allocation Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds.

78  Allianz Funds Annual Report  |  6.30.06

          The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

          Investing in the underlying funds through the AMM Asset Allocation Fund involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying fund may pay a redemption request by the AMM Asset Allocation fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

          Each of the underlying funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

          The officers and directors of the Trust also serve as officers and directors/trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have and incentive to invest the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

7. Federal Income Tax Matters

At June 30, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	(1)	Capital Losses	(2)	Accumulated Post-October Deferral	(3)

AMM Asset Allocation	$1,491	$4,713	$—		$—		$—
CCM Capital Appreciation	2,707	105,080	—		—		—
CCM Mid-Cap	13,274	121,381	—		—		—
NACM Flex-Cap Value	1,109	248	—		—		—
NACM Growth	159	138	—		—		—
NFJ Dividend Value	26,575	41,858	—		—		—
NFJ Large-Cap Value	1,146	2,244	—		—		—
NFJ Small-Cap Value	48,340	221,064	—		—		—
OCC Core Equity	83	45	—		—		—
OCC Value	46,981	41,533	4		—		(111,530)
PEA Equity Premium Strategy	—	—	(160)		18,428		—
PEA Growth	—	—	5		201,956		—
PEA Opportunity	—	—	—		6,535		—
PEA Target	—	—	—		54,730		—
RCM Large-Cap Growth	1,167	17,709	—		—		—	*
RCM Mid-Cap	9,583	6,149	—		346,776		—
RCM Strategic Growth	—	—	4		—		(336)

*	Less than $500
(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.
(3)	Capital losses realized during the period November 1, 2005 through June 30, 2006 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

6.30.06  |   Allianz Funds Annual Report  79

Notes to Financial Statements (cont.)
 June 30, 2006

At June 30, 2006, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses

	2008		2009		2010		2011

PEA Equity Premium Strategy	$3,029	(1)	$—		$1,619		$13,780
PEA Growth	—		2,422	(1)	4,909	(1)	194,625
PEA Opportunity	—		—		—		6,535
PEA Target	—		—		—		54,730
RCM Mid-Cap	—		197,143		135,962		13,671

(1)    Represents acquired capital loss carryovers which may be limited under current tax law.

At June 30, 2006, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	(1)

AMM Asset Allocation	$264,122	$30,241	$(6,161)	$24,080
CCM Capital Appreciation	1,675,838	116,038	(33,532)	82,506
CCM Mid-Cap	1,648,226	120,077	(33,899)	86,178
NACM Flex-Cap Value	52,205	4,326	(967)	3,359
NACM Growth	3,996	224	(127)	97
NFJ Dividend Value	2,693,357	184,779	(24,803)	159,976
NFJ Large-Cap Value	122,717	9,765	(1,873)	7,892
NFJ Small-Cap Value	4,363,318	934,544	(119,142)	815,402
OCC Core Equity	4,823	257	(126)	131
OCC Value	2,002,010	139,376	(54,591)	84,785
PEA Equity Premium Strategy	68,551	3,666	(3,661)	5
PEA Growth	593,292	59,592	(17,875)	41,717
PEA Opportunity	298,528	34,718	(16,075)	18,643
PEA Target	789,751	111,958	(32,726)	79,232
RCM Large-Cap Growth	563,895	61,386	(14,940)	46,446
RCM Mid-Cap	142,314	8,760	(7,011)	1,749
RCM Strategic Growth	3,408	62	(47)	15

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2006, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	(1)	Long-Term Capital Gain Distributions	Return of Capital

AMM Asset Allocation	$2,055		$2,902	$—
CCM Capital Appreciation	1,218		—	—
NACM Flex-Cap Value	1,686		134	—
NACM Growth	212		95	—
NFJ Dividend Value	39,579		13,722	—
NFJ Large-Cap Value	1,913		780	—
NFJ Small-Cap Value	86,585		274,590	—
OCC Core Equity	53		—	—
OCC Value	70,950		248,511	—
PEA Equity Premium Strategy	2,432		—	—
RCM Large-Cap Growth	1,358		—	—

(1)      Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

80  Allianz Funds Annual Report  |  6.30.06

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AMM Asset Allocation Fund				CCM Capital Appreciation Fund				CCM Mid-Cap Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	2,488	$29,475	2,226	$24,071	9,417	$184,427	7,143	$123,778	7,350	$197,675	3,814	$87,371
Class B	1,876	22,095	1,850	19,895	1,289	23,460	919	14,920	1,675	41,662	630	13,622
Class C	3,470	40,746	3,672	39,396	2,193	40,014	1,586	25,523	2,006	49,952	813	17,654
Other Classes	33	395	74	804	20,828	407,829	6,983	120,717	17,310	471,562	10,045	234,703
Issued in reinvestment of dividends and distributions
Class A	101	1,170	73	806	3	51	28	485	—	—	—	—
Class B	82	951	69	750	—	—	3	44	—	—	—	—
Class C	161	1,866	128	1,407	—	—	5	84	—	—	—	—
Other Classes	2	22	2	25	52	1,047	143	2,559	—	—	—	—
Cost of shares redeemed
Class A	(1,353)	(15,821)	(1,321)	(14,389)	(6,256)	(120,337)	(2,719)	(45,756)	(3,124)	(83,967)	(2,061)	(46,154)
Class B	(1,610)	(18,768)	(1,339)	(14,352)	(1,215)	(22,041)	(1,514)	(24,150)	(1,024)	(25,637)	(1,153)	(24,403)
Class C	(2,544)	(29,485)	(2,374)	(25,398)	(1,287)	(23,422)	(1,567)	(24,924)	(1,114)	(28,214)	(882)	(18,429)
Other Classes	(54)	(635)	(181)	(2,008)	(7,502)	(148,613)	(8,243)	(139,261)	(11,809)	(320,723)	(6,957)	(152,838)
Net increase (decrease) resulting from Fund share transactions	2,652	$32,011	2,879	$31,007	17,522	$342,415	2,767	$54,019	11,270	$302,310	4,249	$111,526

	NACM Flex-Cap Value Fund				NACM Growth				NFJ Dividend Value Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	175	$2,945	208	$3,335	128	$1,642	35	$443	50,398	$745,513	14,087	$186,142
Class B	169	2,776	152	2,390	61	772	67	820	10,831	157,389	5,821	76,482
Class C	161	2,657	276	4,323	47	594	27	322	29,899	436,129	14,089	184,768
Other Classes	423	7,207	1,843	29,802	1	3	—	—	22,466	338,411	4,343	57,978
Issued in reinvestment of dividends and distributions
Class A	7	126	5	75	4	55	1	7	1,148	16,722	299	3,980
Class B	6	106	3	52	6	81	1	17	305	4,398	103	1,365
Class C	11	175	9	137	3	36	— *	5	721	10,376	224	2,958
Other Classes	79	1,318	5	89	6	81	2	28	641	9,421	255	3,410
Cost of shares redeemed
Class A	(97)	(1,621)	(143)	(2,228)	(105)	(1,330)	(30)	(356)	(5,876)	(86,775)	(1,862)	(24,425)
Class B	(80)	(1,323)	(65)	(981)	(55)	(694)	(12)	(144)	(1,845)	(26,989)	(1,016)	(13,041)
Class C	(167)	(2,736)	(91)	(1,393)	(15)	(195)	(18)	(208)	(3,766)	(54,986)	(1,492)	(19,404)
Other Classes	(360)	(6,155)	(105)	(1,709)	(56)	(740)	(5)	(65)	(3,248)	(48,434)	(877)	(11,653)
Net increase (decrease) resulting from Fund share transactions	327	$5,475	2,097	$33,892	25	$305	68	$869	101,674	$1,501,175	33,974	$448,560

*	A zero balance may reflect actual amounts rounding to less than one thousand.

6.30.06 | Allianz Funds Annual Report   81

Notes to Financial Statements (cont.)
June 30, 2006

	NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund				OCC Core Equity Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006			Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount

Shares sold
Class A	1,428	$24,246	906	$14,207	15,993	$496,672	19,978	$567,522	140		$1,518	1	$10
Class B	798	13,245	747	11,625	495	14,839	716	19,923	—		—	—	—
Class C	1,188	19,827	962	14,896	1,442	43,073	1,865	51,805	16		177	1	10
Other Classes	1,493	26,059	291	4,529	16,147	510,457	18,795	542,203	—		—	298	2,980
Issued in reinvestment of dividends and distributions
Class A	46	765	16	255	4,341	130,204	2,489	71,995	—		—	—	—
Class B	27	448	9	133	767	22,228	616	17,327	—		—	—	—
Class C	31	509	12	182	1,234	35,812	896	25,236	—	*	1	—	—
Other Classes	27	459	17	265	3,583	109,071	1,421	41,694	5		52	—	—
Cost of shares redeemed
Class A	(461)	(7,799)	(101)	(1,560)	(16,635)	(515,720)	(13,827)	(391,515)	—		—	—	—
Class B	(359)	(6,010)	(60)	(913)	(2,548)	(76,750)	(2,685)	(74,055)	—		—	—	—
Class C	(436)	(7,292)	(176)	(2,666)	(3,724)	(112,071)	(3,809)	(104,791)	(4)		(45)	—	—
Other Classes	(128)	(2,167)	(43)	(661)	(8,956)	(280,118)	(4,219)	(120,566)	—		—	—	—
Net increase resulting from Fund share transactions	3,654	$62,290	2,580	$40,292	12,139	$377,697	22,236	$646,778	157		$1,703	300	$3,000

	OCC Value Fund				PEA Equity Premium Strategy				PEA Growth Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	6,317	$105,970	33,843	$577,465	1,026	$8,662	702	$5,465	636	$14,167	599	$11,733
Class B	1,285	20,628	8,188	135,529	188	1,543	307	2,340	160	3,017	193	3,242
Class C	2,928	47,043	18,039	298,841	197	1,618	346	2,627	427	8,045	473	7,962
Other Classes	3,386	57,114	30,973	530,611	122	1,037	144	1,118	51	1,031	101	1,805
Issued in reinvestment of dividends and distributions
Class A	5,851	93,391	1,672	29,367	95	790	29	228	—	—	—	—
Class B	3,377	51,757	736	12,514	62	510	10	79	—	—	—	—
Class C	4,297	65,909	1,072	18,238	75	613	13	98	—	—	—	—
Other Classes	3,340	53,650	1,289	22,767	28	226	11	91	—	—	—	—
Cost of shares redeemed
Class A	(28,036)	(473,491)	(32,120)	(547,607)	(967)	(7,998)	(1,016)	(7,856)	(1,169)	(25,924)	(1,528)	(30,186)
Class B	(10,213)	(165,530)	(7,107)	(117,334)	(796)	(6,491)	(1,002)	(7,595)	(1,031)	(19,333)	(1,198)	(20,105)
Class C	(19,632)	(318,848)	(17,334)	(286,585)	(979)	(7,929)	(1,191)	(9,020)	(6,407)	(119,844)	(8,765)	(147,490)
Other Classes	(17,492)	(297,306)	(36,224)	(624,503)	(441)	(3,684)	(386)	(3,006)	(129)	(2,584)	(118)	(2,089)
Net increase (decrease) resulting from Fund share transactions	(44,592)	$(759,713)	3,027	$49,303	(1,390)	$(11,103)	(2,033)	$(15,431)	(7,462)	$(141,425)	(10,243)	$(175,128)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

82  Allianz Funds Annual Report | 6.30.06

	PEA Opportunity Fund				PEA Target				RCM Large Cap Growth Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	549	$14,273	323	$6,672	1,259	$24,755	2,041	$34,402	2,294	$31,698	1,727	$20,904
Class B	286	5,911	118	1,943	154	2,637	186	2,759	393	5,341	136	1,616
Class C	437	8,859	237	3,942	400	6,830	754	11,164	334	4,514	165	1,970
Other Classes	322	6,962	561	9,948	58	1,155	306	5,359	9,444	132,027	11,395	140,828
Issued in reinvestment of dividends and distributions
Class A	—	—	—	—	—	—	—	—	1	6	4	46
Class B	—	—	—	—	—	—	—	—	—*	1	—	—
Class C	—	—	—	—	—	—	—	—	—*	1	—	—
Other Classes	—	—	—	—	—	—	—	—	87	1,250	85	1,091
Cost of shares redeemed
Class A	(707)	(17,649)	(871)	(17,950)	(3,124)	(60,902)	(3,784)	(64,078)	(1,600)	(22,020)	(1,367)	(16,591)
Class B	(372)	(7,297)	(454)	(7,531)	(1,681)	(28,526)	(2,083)	(30,798)	(236)	(3,183)	(164)	(1,927)
Class C	(1,745)	(34,016)	(2,301)	(38,194)	(7,123)	(120,267)	(9,103)	(135,198)	(191)	(2,589)	(186)	(2,194)
Other Classes	(556)	(11,495)	(1,616)	(28,255)	(2,877)	(55,950)	(656)	(11,248)	(10,392)	(145,033)	(17,799)	(218,356)
Net increase (decrease) resulting from Fund share transactions	(1,786)	$(34,452)	(4,003)	$(69,425)	(12,934)	$(230,268)	(12,339)	$(187,638)	134	$2,013	(6,004)	$(72,613)

	RCM Mid-Cap Fund				RCM Strategic Growth Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Period from 3/31/06† to 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	488	$1,420	432	$1,058	30	$437
Class B	566	1,641	260	641	—	—
Class C	580	1,662	345	864	1	10
Other Classes	5,555	16,311	7,972	20,351	202	3,026
Issued in reinvestment of dividends and distributions
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Other Classes	—	—	—	—	—	—
Cost of shares redeemed
Class A	(377)	(1,087)	(283)	(690)	—	—
Class B	(270)	(770)	(460)	(1,073)	—	—
Class C	(263)	(748)	(492)	(1,149)	—	—
Other Classes	(14,397)	(43,360)	(52,805)	(133,146)	—	—
Net increase (decrease) resulting from Fund share transactions	(8,118)	$(24,931)	(45,031)	$(113,144)	233	$3,473

*	A zero balance may reflect actual amounts rounding to less than one thousand.

†	Commencement of operations.

6.30.06 | Allianz Funds Annual Report   83

Notes to Financial Statements (cont.)
June 30, 2006

9. Affiliated Transactions

The underlying funds of the AMM Asset Allocation Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended June 30, 2006 (amounts in thousands):

Underlying Fund	Market Value 6/30/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2006	Dividend Income	Net Realized Gain (Loss)

CCM Capital Appreciation	$2,103	$4	$—	$(27)	$2,320	$4	$—
CCM Mid-Cap	1,874	—	—	416	2,119	—	—
PIMCO Emerging Markets Bond	866	187	—	92	1,016	52	28
PIMCO Foreign Bond (U.S. Dollar-Hedged)	2,606	757	25	(71)	3,199	89	82
PIMCO High Yield	5,247	1,421	93	46	6,367	415	—
NACM International	33,723	2,132	5,886	11,037	40,970	270	1,564
NFJ Small-Cap Value	6,639	875	75	2,564	7,764	143	533
OCC Renaissance	16,211	4,994	234	1,917	19,235	—	2,816
OCC Value	12,216	3,008	125	2,079	14,336	182	1,624
PEA Growth	1,465	—	—	(526)	1,620	—	—
PEA Opportunity	8,109	595	345	2,912	9,586	—	53
PEA Target	2,243	—	—	(71)	2,487	—	—
RCM Large-Cap Growth	21,010	4,169	1,250	3,115	25,422	79	88
RCM Mid-Cap	15,896	2,697	1,248	4,061	19,101	—	108
PIMCO Short-Term	4,802	1,225	80	(42)	5,915	203	(1)
PIMCO StocksPLUS®	32,777	5,566	458	2,002	39,047	1,002	(20)
Total Return	73,897	23,719	5,120	(3,494)	87,698	3,503	352

Totals	$241,684	$51,349	$14,939	$26,010	$288,202	$5,942	$7,227

An affiliate may include any company in which the NFJ Small-Cap Value Fund owns 5% or more of the Company’s outstanding voting securities at any point during the fiscal year. The NFJ Small-Cap Value Fund had the following transactions in and earnings from these affiliated issuers during the year ended June 30, 2006 (amounts in thousands):

Issuer Name	Market Value 6/30/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2006	Dividend Income	Net Realized Gain (Loss)

Cato Corp., Class A *	$31,780	$—	$2,085	$19,391	$37,366	$817	$1,045
Handleman Co.	18,442	—	—	(11,145)	9,104	357	—
Iowa Telecommunications Services, Inc.	31,125	2,651	2,252	(768)	31,748	2,867	(111)
Journal Register, Co.	—	39,814	3,118	(15,030)	19,828	135	(1,838)
Landry’s Restaurants, Inc.*	32,046	9,882	49,065	—	—	247	14,924
M/I Homes, Inc. *	34,624	13,358	10,887	(5,132)	23,062	77	(85)

Totals	$148,017	$65,705	$67,407	$(12,684)	$121,108	$4,500	$13,935

*	Not affiliated at June 30, 2006

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets

Cato Corp., Class A *	4.60%	$17,976	0.93%
Handleman Co.	5.58%	20,248	0.23%
Iowa Telecommunications Services, Inc.	5.34%	32,516	0.79%
Journal Register, Co.	5.59%	34,859	0.49%
Landry’s Restaurants, Inc.*	0.00%	—	0%
M/I Homes, Inc. *	2.09%	28,193	0.57%

		$133,792	3.01%

*	Not affiliated at June 30, 2006

Certain additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the Funds owning more than 5% of the outstanding shares of certain issues at June 30, 2006. Therefore, the cost and market value of the affiliate disclosure above include both acquisitions of

84  Allianz Funds Annual Report | 6.30.06

new investment and prior year holdings that became affiliates during the current period.

10. Regulatory and Litigation Matters

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

          Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Fund, other series of the Trust and other affiliated investment companies, the Trust’s sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

          Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz Global, they and their affiliates (including the Trust’s sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz Global and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s and AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

11. Payments from Affiliates

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

          As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC staff requested that AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

          PEA Target Fund was reimbursed $190,701 ($0.00405 per share) in connection with this matter.

          In a separate matter, during the year ended June 30, 2006 PEA reimbursed the PEA Opportunity Fund $165,267 ($0.01 per share) for realized gains resulting from a trading error.

          During the year ended June 30, 2006, the Adviser reimbursed CCM Mid-Cap Fund, OCC Value Fund, PEA Opportunity Fund and RCM Mid-Cap Fund, $806,302 ($0.02 per share), $377, $117,979 ($0.01 per share) and $626,308 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which the Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

12. In-Kind Transactions

For the year ended June 30, 2006, realized gains and losses from in-kind redemptions were as follows (amounts in thousands):

	Realized Gains	Realized Losses

CCM Capital Appreciation Fund	$2,556	$(119)

6.30.06 | Allianz Funds Annual Report  85

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the AMM Asset Allocation Fund, CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Flex-Cap Value Fund, NACM Growth Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Core Equity Fund, OCC Value Fund, PEA Equity Premium Strategy Fund, PEA Growth Fund, PEA Opportunity Fund, PEA Target Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Strategic Growth Fund, seventeen of the thirty-two Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2006, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights of the Funds for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 25, 2006

86  Allianz Funds Annual Report | 6.30.06

Shareholder Meeting Results: (unaudited)

I.	CCM Mid-Cap Fund held a special meeting of shareholders on August 17, 2005. Shareholders voted and approved:

	VOTED:	A new Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Cadence Capital Management LLC.

Fund	For	Against	Abstain

CCM Mid-Cap Fund	23,973,630	177,360	252,094

II.	The Trust held a special meeting of shareholders on December 1, 2005 with adjourned sessions held on December 21, 2005, March 6, 2006 and March 8, 2006. Shareholders voted and approved:

A.	The following Trustees as members of the Board of Trustees:

	For	Abstain

Gary A. Childress	483,828,462	32,514,256
Theodore J. Coburn	484,249,372	32,110,305
David C. Flattum	484,126,265	32,239,764
W. Bryant Stooks	483,993,547	32,352,890
Gerald M. Thorne	483,988,607	32,361,857
F. Ford Drummond	483,986,124	32,363,891
Udo Frank	483,955,901	32,391,586
James S. MacLeod	484,114,908	32,239,607
Davey S. Scoon	484,043,331	32,312,893
Edward E. Sheridan	484,145,172	32,211,730
James W. Zug	483,828,535	32,504,690

B.	A new Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,445,147	357,046	1,642,539

C.	Eliminated the fundamental investment restrictions relating to illiquid securities.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,186,970	2,812,489	1,851,307
RCM Mid-Cap Fund	30,008,962	1,311,190	129,728

D.	Eliminated the fundamental investment restrictions relating to investment in other investment companies.

Fund	For	Against	Abstain

RCM Large-Cap Growth	16,787,084	2,235,488	1,828,196
RCM Mid-Cap Fund	31,202,564	113,692	133,624

E.	Eliminated the fundamental investment restrictions relating to interested person transactions.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	15,545,189	3,452,590	1,852,983
RCM Mid-Cap Fund	22,825,733	1,321,136	151,435

F.	Eliminated the fundamental investment restriction relating to joint trading of securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,852,715	1,311,966	133,624

G.	Eliminated the fundamental investment restriction relating to purchase and sale of stock index futures.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,853,645	1,309,356	135,304

H.	Amended the fundamental investment restrictions relating to borrowings.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,024,324	611,818	1,808,592
NACM Flex-Cap Value Fund	1,829,619	13,484	29,444
NACM Growth Fund	126,822	6,136	5,284
NFJ Large-Cap Value Fund	1,530,326	115,506	153,069
OCC Core Equity Fund	297,000	—	—
OCC Value Fund	55,229,219	5,868,069	9,193,670
PEA Equity Premium Strategy Fund	3,921,576	301,152	841,440
RCM Large-Cap Growth Fund	16,013,306	3,006,283	1,831,178
RCM Mid-Cap Fund	24,035,841	129,454	133,009

I.	Eliminated the fundamental investment restrictions relating to diversification.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,832,706	8,487	31,356
NACM Growth Fund	127,230	5,728	5,284
NFJ Large-Cap Value Fund	1,575,113	75,932	147,853
OCC Value Fund	57,501,177	3,926,757	8,846,084
PEA Equity Premium Strategy Fund	3,989,177	232,138	842,852
RCM Large-Cap Growth Fund	16,797,644	2,242,697	1,810,424
RCM Mid-Cap Fund	24,083,528	88,698	126,078

J.	Eliminated the fundamental investment restriction relating to investments in foreign securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,883,581	1,285,895	128,829

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Shareholder Meeting Results: (unaudited) (cont.)

K.	Amended the fundamental investment restrictions relating to issuance of senior securities.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,072,272	548,023	1,824,632
NACM Flex-Cap Value Fund	1,826,524	15,043	30,979
NACM Growth Fund	126,822	6,136	5,284
NFJ Large-Cap Value Fund	1,563,602	82,253	153,044
OCC Core Equity Fund	297,000	—	—
OCC Value Fund	56,210,870	4,828,181	9,251,783
PEA Equity Premium Strategy Fund	3,920,594	257,676	885,901
RCM Large-Cap Growth Fund	16,738,691	2,272,813	1,839,266
RCM Mid-Cap Fund	24,070,550	94,788	132,966

L.	Revised the fundamental investment restriction relating to underwriting of securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	24,076,479	90,008	131,817

M.	Eliminated the fundamental investment restrictions relating to investments made for purpose of exercising control.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,211,899	2,801,008	1,837,860
RCM Mid-Cap Fund	22,878,952	1,284,032	135,321

N.	Amended the fundamental investment restrictions relating to making loans.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,062,042	583,419	1,799,466
NACM Flex-Cap Value Fund	1,827,374	14,699	30,471
NACM Growth Fund	126,822	6,136	5,284
NFJ Large-Cap Value Fund	1,545,001	104,219	149,680
OCC Value Fund	55,218,784	5,893,451	9,175,878
PEA Equity Premium Strategy Fund	3,901,376	296,896	865,896
RCM Large-Cap Growth Fund	16,059,842	2,958,902	1,832,023
RCM Mid-Cap Fund	22,842,817	1,310,813	144,675

O.	Amended fundamental investment restrictions relating to investments in commodities.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,032,770	619,164	1,791,271
NACM Flex-Cap Value Fund	1,831,936	9,632	30,979
NACM Growth Fund	127,230	5,728	5,284
NFJ Large-Cap Value Fund	1,549,796	98,303	150,801
OCC Value Fund	55,510,155	5,635,225	9,145,570
PEA Equity Premium Strategy Fund	3,890,118	330,521	843,017
RCM Large-Cap Growth Fund	15,750,303	3,261,912	1,838,548
RCM Mid-Cap Fund	22,839,552	1,305,496	153,256

P.	Eliminated fundamental investment restrictions relating to purchasing securities on margin.

Fund	For	Against	Abstain

NFJ Large-Cap Value Fund	1,504,294	127,412	167,194
PEA Equity Premium Strategy Fund	3,813,535	371,378	879,260
RCM Large-Cap Growth Fund	15,974,814	3,047,196	1,828,753
RCM Mid-Cap Fund	24,017,191	129,771	151,343

Q.	Eliminated fundamental investment restrictions relating to repurchase agreements.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,762,347	2,244,515	1,843,904
RCM Mid-Cap Fund	22,853,883	1,304,411	140,011

R.	Eliminated fundamental investment restriction relating to short sales.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,844,346	1,316,958	137,000

88  Allianz Funds Annual Report | 6.30.06

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2006) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

          Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2006 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

AMM Asset Allocation	100%
CCM Capital Appreciation	100%
NACM Flex-Cap Value	26%
NACM Growth	19%
NFJ Dividend Value	70%
NFJ Large-Cap Value	69%
NFJ Small-Cap Value	76%
OCC Core Equity	33%
OCC Value	46%
PEA Equity Premium Strategy	100%
RCM Large-Cap Growth	100%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

AMM Asset Allocation	100%
CCM Capital Appreciation	100%
NACM Flex-Cap Value	26%
NACM Growth	20%
NFJ Dividend Value	74%
NFJ Large-Cap Value	69%
NFJ Small-Cap Value	84%
OCC Core Equity	29%
OCC Value	45%
PEA Equity Premium Strategy	100%
RCM Large-Cap Growth	100%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2007, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2006.

6.30.06 | Allianz Funds Annual Report  89

Trustees and Executive Officers of Allianz Funds (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust*

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

David C. Flattum 8/27/64 Trustee	09/2004 to present	Managing Director, Chief Operating Officer and U.S. General Counsel, Allianz Global Investors of America L.P.	54

Member of Board of Directors of Allianz Global Investors Management U.S. Equities LLC, Allianz Global Investors of America Holdings, Inc. and Oppenheimer Group, Inc. and Member of Management Board of Allianz Global Investors Fund Management LLC.

Udo Frank 5/6/59 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. (Formerly, Chief Executive Officer – Equities, Allianz Global Investors)	32	Member of Management Board of Allianz Global Investors Fund Management LLC.

Independent Trustees

Gary A. Childress 2/28/34 Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn 7/8/53 Trustee	06/2002 to present	President of Coburn Capital Group, member of Triton Realty Partners and Executive Vice President of the Edison Schools, Inc.. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/62 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI – Health Plans.	32	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/47 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	32	Director of Sykes Enterprises, Inc.; Director of CoastalSouth Bankshares, Inc.; Trustee of University of Tampa; and Trustee of Hilton Head Prep.

Davey S. Scoon 12/14/46 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial – U.S.	32	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc.

Edward E. Sheridan 9/19/54 Trustee	01/2006 to present	Formerly Managing Director, Head of Global Institutional Sales – Debt and Equity for Merrill Lynch.	32	None
W. Bryant Stooks 9/10/40 Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	Member of Board of Trustees of The Steele Foundation.
Gerald M. Thorne 5/12/38 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	32	None

James W. Zug 7/22/40 Trustee	01/2006 to present	Formerly Partner with PricewaterhouseCoopers LLP.	32	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated

*         Trustees serve until their successors are duly elected and qualified.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 19, 2006 which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

90  Allianz Funds Annual Report | 6.30.06

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/58 President and Chief Executive Officer	12/2004 to present

Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. 7/14/42 Vice President and Secretary	1/1997 to present

General Counsel and Secretary, Allianz Global Investors Distributors LLC (“AGID”) (Formerly, Managing Director, AGID); Executive Vice President, Allianz Global Investors of America L.P.; Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds.

Andrew J. Meyers 1/25/61 Vice President	12/2004 to present

Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/64 Treasurer and Principal Financial and Accounting Officer	6/2005 to present

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 Funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer, Allianz Funds; Trustee of 8 Funds in the Fund Complex.

Richard H. Kirk 4/6/61 Assistant Secretary	12/2004 to present

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

Lawrence G. Altadonna 3/10/66 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 32 Funds in the Fund Complex; Assistant Treasurer, Allianz Funds.

Youse Guia 9/3/72 Chief Compliance Officer	9/2004 to present

Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 65 Funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**        The officers of the Trust are elected annually by the Board of Trustees.

6.30.06 | Allianz Funds Annual Report  91

Board Approval of Investment Advisory and Portfolio Management
Agreements of the RCM Strategic Growth Fund (unaudited)

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreement or sub-advisory agreement for a fund. The only such agreements approved during the period covered by, and relating to a fund described in, this report relate to the Allianz RCM Strategic Growth Fund (the “New RCM Fund”). At an in-person meeting held in March 2006, the Board and the Independent Trustees unanimously approved the Amended and Restated Investment Advisory Agreement between the Trust and Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreement between the Adviser and RCM Capital Management LLC (the “Sub-Adviser”) (collectively, the “Agreements”) with respect to the New RCM Fund. The material factors and conclusions that formed the basis of the approval of these Agreements are required to be disclosed in this report and are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Independent Trustees met with and discussed the proposed Agreements with representatives of the Adviser and the Sub-Adviser as well as counsel to the Trust in open session. The Independent Trustees were assisted in their evaluation of the proposed Agreements by independent legal counsel, from whom they received separate legal advice and with whom the Independent Trustees met separately from management.

          In reaching their conclusions as to the approval of the Agreements, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, during the course of the year leading up to their December 2005 approval of the continuation of advisory and sub-advisory contracts relating to the other Funds, the Trustees received and reviewed performance, fee, profitability and other information regarding the Adviser and Sub-Adviser in connection with the Trustees’ review and approval of advisory, sub-advisory and administration agreements for the other Funds. The Trustees’ conclusions with respect to the New RCM Fund were based, in part, on their consideration of these arrangements pertaining to the other Funds during the course of the year leading up to such December 2005 approval, as well as subsequently and in prior years. The Trustees evaluated all information available to them regarding the New RCM Fund, but they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services

In considering the approval of the Agreements, the Trustees evaluated the nature, extent and quality of the advisory and administrative services to be provided to the New RCM Fund by the Adviser, the Sub-Adviser and their affiliates. The Trustees considered the proposed terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and other services to be provided to the New RCM Fund under the Agreements and information regarding the experience, qualifications and adequacy of the personnel who would be providing those services, (b) the investment philosophy and investment process to be used by the Sub-Adviser in managing the New RCM Fund, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) the compliance functions to be provided by the Adviser and Sub-Adviser, (f) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (g) information relating to portfolio manager compensation.

          The Trustees noted that, pursuant to the proposed Advisory Agreement, the Adviser, subject to the direction of the Board, would be responsible for managing, either directly or through others selected by it, the investment activities of the New RCM Fund. In addition to considering the reputation of the Adviser, the Trustees considered, among other matters, the Adviser’s general oversight of the other Funds and of the Sub-Adviser with respect to the other Funds that the Sub-Adviser manages, noting that the Funds are multi-manager funds and thus more complex to oversee than mutual funds with a single investment managers. The Trustees also took into account the Adviser’s compliance program, including the steps taken by the Adviser to enhance compliance capabilities and the resources devoted to compliance. The Trustees noted steps taken by the Adviser to address possible conflicts of interest in its business generally, such as establishing the position of conflicts officer.

          The Trustees noted that, pursuant to the proposed Portfolio Management Agreement, the Sub-Adviser would have full investment discretion and make all determinations with respect to the investment of the New RCM Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser would implement the New RCM Fund’s investment program (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the New RCM Fund, construct the New RCM Fund’s portfolio, monitor the New RCM Fund’s compliance with investment restrictions, and report to the Trustees. In addition to considering the reputation of the Sub-Adviser, the Trustees considered information concerning the investment philosophy and investment process to be used by the Sub-Adviser in managing the New RCM Fund and the in-house research capabilities of the Sub-Adviser. The Trustees also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions to be effected for the New RCM Fund and other clients. The Trustees reviewed the Sub-Adviser’s compliance program and considered, among other matters, the Sub-Adviser’s description of the risk controls it would use in implementing derivatives strategies for the New RCM Fund and agreement to periodically report to the Board regarding the New RCM Fund’s use of derivatives.

          The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser would provide or procure through third-party service providers most administrative services required by the New RCM Fund under a separate Administration Agreement. These services would include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the New RCM Fund, under which certain third-party services ordinarily the financial responsibility of a

92  Allianz Funds Annual Report | 6.30.06

mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) would, in the case of the New RCM Fund, be paid for by the Adviser out of its administrative fee. The Trustees also took into account that the Adviser would provide the New RCM Fund with office space, administrative services and personnel, and that the Adviser and its affiliates would pay all of the compensation of the New RCM Fund’s interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates).

          The Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the New RCM Fund by the Adviser and the Sub-Adviser under the Agreements and the Administration Agreement were consistent with the New RCM Fund’s operational requirements; that the Adviser and the Sub-Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that would be required by the New RCM Fund; and that, overall, the Trustees were satisfied with the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the New RCM Fund.

Fund Performance

Because the New RCM Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees did, however, review information comparing the performance of a separate account commingled fund (gross of fees), which began operations on December 31, 2005 and is managed by the Sub-Adviser in a similar manner as the New RCM Fund, with the performance of the New RCM Fund’s benchmark indices (the primary benchmark being the Russell 1000 Growth Index and the secondary benchmark being the S&P 500 Index). Although they noted that the New RCM Fund’s performance is expected to differ from that of the account, the Trustees took into account that the cumulative return (gross of fees) of the similarly-managed account outperformed the benchmarks over the short time period since inception. The Trustees also took into account the track records and expertise of the lead members of the New RCM Fund’s portfolio management team. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Adviser’s and the Sub-Adviser’s performance record and process to be used in managing the New RCM Fund were sufficient to support approval of the Agreements.

Fees and Other Expenses

Although the New RCM Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the New RCM Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser. The Trustees observed that the New RCM Fund’s proposed advisory fees and estimated total expenses were higher than the fees and expenses of a number of the funds identified by the Adviser, and they noted management’s observations as to the difficulty of finding peer funds and management’s justifications of the proposed level of fees. In particular, the Trustees took into account the relative complexity of managing the New RCM Fund and the labor-intensive nature of the investment strategy selected, as described by management. The Trustees noted that the Adviser (not the New RCM Fund) would pay the Sub-Adviser from its advisory fee.

          The Trustees also considered information comparing the proposed advisory fees and estimated total expenses of the New RCM Fund’s institutional share classes with the fees and expenses of comparable institutional accounts (including an institutional account managed by the Sub-Adviser) identified by the Adviser as being managed in a similar manner as the New RCM Fund. The information indicated that the fees charged to the institutional accounts are lower than the advisory fees proposed for the New RCM Fund. The Trustees reviewed materials from management describing the differences in services provided to different types of clients, which noted the generally broader scope of services to be provided by the Adviser and the Sub-Adviser to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

          The Trustees also took into account information provided by the Adviser regarding the administrative and distribution fees to be paid by the New RCM Fund to the Adviser and its affiliates, including the Trust’s distributor, Allianz Global Investors Distributors LLC.

          Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees and expenses to be charged under the Agreements represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services to be provided.

Costs of Services To Be Provided and Estimated Profitability

The Trustees reviewed information regarding the projected cost of services to be provided by the Adviser (including the sub-advisory fees payable to the Sub-Adviser) and its affiliates and an estimate of the profitability of the Adviser’s relationship with the New RCM Fund in its initial fiscal year (assuming asset levels of $4,000,000 and $15,000,000), including a profitability report prepared by management detailing the projected costs of services to be provided to the New RCM Fund by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the New RCM Fund in its initial fiscal year. The Trustees found that the estimated profitability was lower than for most of the other Funds, though the Trustees took into account the difficulty of estimating profitability with respect to the New RCM Fund, which had not commenced operations, due to the uncertainty regarding the New RCM Fund’s projected asset size and actual expenses.

          The Trustees previously considered information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services to be provided to the New RCM Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s estimated level of profitability from its relationship with the New RCM Fund was not excessive.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Adviser may receive as a result of their relationships with the New RCM Fund, including non-advisory fee

6.30.06 | Allianz Funds Annual Report  93

Board Approval of Investment Advisory and Portfolio Management Agreements of the RCM Strategic Growth Fund (unaudited) (cont.)

compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the New RCM Fund’s distributor, an affiliate of the Adviser), as well as research that may be provided to the Sub-Adviser in connection with portfolio transactions to be effected on behalf of the New RCM Fund (soft dollar arrangements), and reputational and other “fall out” benefits.

          The Trustees also considered the benefits that may be associated with the New RCM Fund’s use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that the other Funds have in some cases historically used affiliated brokers for foreign securities transactions, and that an affiliate of the Adviser receives fees as securities lending agent under the Trust’s securities lending program. The Trustees considered the possible receipt of such benefits in light of the Adviser’s and its affiliates’ estimated profitability, and concluded that such benefits would not be excessive.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the New RCM Fund. The Trustees noted that, as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the other Funds, and not only in respect of the New RCM Fund.

          The Trustees noted that the advisory and sub-advisory fee schedules for the New RCM Fund do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees also noted that the Trust had recently adopted breakpoints in the administrative fee paid by all series of the Trust, including the Funds, as a way of sharing potential economies of scale or other efficiencies with shareholders. Based on these observations, the Trustees concluded that the New RCM Fund’s overall fee arrangements would represent an appropriate sharing between New RCM Fund shareholders and the Adviser of possible economies of scale or other efficiencies in the management of the New RCM Fund.

Conclusions

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the Agreements were in the best interests of the New RCM Fund and its shareholders, and that the Agreements should be approved.

94  Allianz Funds Annual Report | 6.30.06

Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, Oppenheimer Capital LLC, PEA Capital LLC, NFJ Investment Group L.P., Nicholas- Applegate Capital Management LLC, RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc. P.O. Box 9688, Providence RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The Allianz Funds & PIMCO Funds Family

The PIMCO Funds & Allianz Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/05).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds	PIMCO Funds

Value Stock
NFJ Large-Cap Value
NFJ Dividend Value
OCC Value
OCC Renaissance
NACM Flex-Cap Value
NFJ Small-Cap Value
Blend Stock
CCM Capital Appreciation
CCM Mid-Cap
PEA Equity Premium Strategy
OCC Core Equity
Growth Stock
CCM Focused Growth
RCM Large-Cap Growth
RCM Strategic Growth
PEA Growth
NACM Growth
RCM Mid-Cap
PEA Target
PEA Opportunity

International Stock
NACM Global
RCM Global Small-Cap
NACM International
NFJ International Value
RCM International Growth Equity
NACM Pacific Rim
Sector-Related Stock
RCM Healthcare
RCM Biotechnology
RCM Technology
RCM Global Resources
Asset Allocation (Strategic)
AMM Asset Allocation

Short-Duration Bond
PIMCO Short-Term
PIMCO Low Duration
PIMCO Floating Income
Core Bond
PIMCO Total Return
Government/Mortgage Bond
PIMCO Long-Term U.S. Government
PIMCO GNMA
PIMCO Total Return Mortgage
Credit Strategy
PIMCO Diversified Income
PIMCO High Yield
PIMCO Investment Grade
Corporate Bond
International Bond
PIMCO Global Bond
(U.S. Dollar-Hedged)
PIMCO Foreign Bond
(U.S. Dollar-Hedged)
PIMCO Foreign Bond (Unhedged)
PIMCO Emerging Markets Bond
PIMCO Developing Local Markets

Tax-Exempt Bond
PIMCO Short Duration Municipal
Income
PIMCO Municipal Bond
PIMCO California Intermediate
Municipal Bond
PIMCO New York Municipal Bond
PIMCO High Yield Municipal Bond
Real Return Strategy
PIMCO Real Return
PIMCO CommodityRealReturn
Strategy
PIMCO RealEstateRealReturn
Strategy
Equity-Related
PIMCO StocksPLUS®
PIMCO StocksPLUS® Total Return
PIMCO Fundamental IndexPLUSTM TR
PIMCO Small Cap StocksPLUS® TR
PIMCO International StocksPLUS®
TR Strategy
PIMCO StocksPLUS® TR Short Strategy
Asset Allocation (Tactical)
PIMCO All Asset
PIMCO All Asset All Authority

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

* As of 5/31/06 according to SimFunds.	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ000AR_15583

Allianz Funds Annual Report

JUNE 30, 2006

International/Sector Stock Funds

Share Classes			GLOBAL STOCK FUNDS	REGIONAL STOCK FUND
A	B	C	NACM Global Fund RCM Global Small-Cap Fund INTERNATIONAL STOCK FUNDS NACM International Fund NFJ International Value Fund RCM International Growth Equity Fund

NACM Pacific Rim Fund

 SECTOR-RELATED STOCK FUNDS
 RCM Healthcare Fund
    (Formerly RCM Global Healthcare Fund)
RCM Biotechnology Fund

RCM Technology Fund
    (Formerly RCM Global Technology Fund)
RCM Global Resources Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

Contents

Letter to Shareholders	3

Important Information About the Funds.	4–5

Fund Summaries	6–15

Schedules of Investments	16–28

Fund	Fund Summary	Schedule of Investments
NACM Global Fund	6	16
NACM International Fund	7	17
NACM Pacific Rim Fund	8	19
NFJ International Value Fund	9	20
RCM Biotechnology Fund	10	21
RCM Global Resources Fund	11	22
RCM Global Small-Cap Fund	12	23
RCM Healthcare Fund	13	25
RCM International Growth Equity Fund	14	26
RCM Technology Fund	15	27

Statements of Assets and Liabilities.	30–31

Statements of Operations	32–33

Statements of Changes in Net Assets	34–36

Financial Highlights	38–43

Notes to Financial Statements	44–53

Report of Independent Registered Public Accounting Firm	54

Shareholder Meeting Results	55–56

Federal Income Tax Information	57–58

Trustees and Executive Officers of Allianz Funds	59–60

2  Allianz Funds Annual Report | 06.30.06

Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2006.

The past 12 months proved to be a positive time for stocks, as strong corporate earnings growth helped propel equity markets the world over. Ongoing U.S. dollar weakness created a favorable backdrop for international stocks, which continued to outshine their U.S. counterparts. The MSCI All Country World Index ex USA climbed 28.40% during the period compared to an 8.62% gain by the S&P 500 Index. From a sector perspective, rising commodity prices continued to propel energy and materials stocks, which were among the best performing areas globally.

While these recent results are encouraging, it is important to remember that markets move in cycles. That is why we believe investors should follow a disciplined investment strategy-one that involves long-term exposure to a range of asset classes, sectors and investment styles. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

I would also like to take this opportunity to announce the debut over the reporting period of three new Allianz Funds. RCM Strategic Growth Fund, a new aggressive growth fund, was launched on March 31, 2006. Also, retail share classes of RCM Global Resources Fund and CCM Focused Growth Fund, which had previously been available only to institutional investors, were opened within the past year.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

On behalf of all of us at Allianz Global Investors, thank you for allowing us to serve your investment needs. We look forward to continuing to do so in the future.

E. Blake Moore, Jr. President July 31, 2006

Allianz Funds Annual Report  |  06.30.06  3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): NACM Pacific Rim (7/02), RCM Global Small-Cap (2/02), RCM Technology (2/02), RCM International Growth Equity (2/02) and RCM Global Resources (3/06). The oldest share class for RCM Biotechnology and RCM Healthcare is the D share class, and the A, B and C shares were first offered in 2/02. For NACM International the oldest share class is the Institutional share class and A and C shares were first offered in 10/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 3/05. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the

4  Allianz Funds Annual Report  |  06.30.06

Important Information About the Funds (cont.)

Public Reference Room may be obtained by calling 1-800-SEC-0330. The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which for most funds is from 01/01/06 to 06/30/06.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The S&P 500 Index replaced the Morgan Stanley Capital International (“MSCI”) World Healthcare Index as the RCM Healthcare Fund’s primary comparative index because the Adviser believes the S&P 500 Index is more representative of the Fund’s investment strategies.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com,
1-888-877-4626.

Allianz Funds Annual Report | 06.30.06  5

A G L O B A L S T O C K F U N D	Ticker A Share: B Share: C Share:	Symbols: NGBAX NGBBX NGBCX
NACM Global Fund
(Unaudited)

■

NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

■	The Fund’s Class A Shares gained 17.85% for the year ended June 30, 2006. The Fund’s benchmark, the MSCI All Country World Index, returned 18.59% over the same time period.

■

During the year, equity prices climbed substantially higher in markets worldwide, buoyed by a generally strong economic and earnings environment. Stocks in emerging countries (as measured by the MSCI Emerging Markets Index) generated the best returns, rising 35.91%. Equities in non-U.S. developed markets (MSCI EAFE Index) gained 27.08%, and U.S. stocks (S&P 500 Index) advanced 8.62%.

■

Stock selection in China, the United States and the information technology sector favorably impacted the Fund’s relative performance. Top-performing positions included Foxconn International, an assembler of mobile handsets based in China, and Freescale Semiconductor, a U.S. manufacturer of integrated circuits. Foxconn benefited from increased demand for wireless services in emerging countries. Freescale continued to improve its overall profitability and generate free cash flow.

■

Stock selection in France, Brazil and the consumer staples and consumer discretionary sectors negatively affected results versus the benchmark. The biggest detractor from Fund performance was U.S. apparel manufacturer Quiksilver. The stock was weak due to uncertainty surrounding the impact of a recent acquisition on the company’s earnings.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Global Fund Class A	17.85%	—	—	19.78%
NACM Global Fund Class A (adjusted)	11.37%	—	—	18.07%
NACM Global Fund Class B	16.98%	—	—	18.90%
NACM Global Fund Class B (adjusted)	11.98%	—	—	18.44%
NACM Global Fund Class C (adjusted)	15.93%	—	—	18.89%
MSCI All Country World Index	18.59%	—	—	15.83%
Lipper Global Multi-Cap Growth Fund Average	17.66%	—	—	15.58%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,046.10	$1,041.80	$1,041.70	$1,017.50	$1,013.79	$1,013.79
Expenses Paid During Period	$7.46	$11.24	$11.24	$7.35	$11.08	$11.08

For each class of the Fund, expenses are equal to the expense ratio for the class (1.47% for Class A, 2.22% for Class B, 2.22% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

United States	36.2%
Japan	12.6%
Switzerland	10.1%
France	6.2%
Italy	4.8%
Hong Kong	4.6%
United Kingdom	4.1%
South Korea	3.4%
Germany	3.1%
Other	13.0%
Cash & Equivalents — Net	1.9%

* % of net assets as of June 30, 2006

6  Allianz Funds Annual Report | 06.30.06

A N I N T E R N A T I O N A L S T O C K F U N D	Ticker Symbols:
	A Share:	PNIAX
NACM International Fund	C Share:	PNICX
(Unaudited)

¢

NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

¢	The Fund’s Class A Shares gained 39.18% for the year ended June 30, 2006. This result outperformed the MSCI EAFE Index, which rose 27.08% over the same time period.

¢

Equities in developed countries outside the United States posted impressive results during the year, with the majority of gains realized in the first nine months of the period. Stocks in the Pacific region (as measured by the MSCI Pacific Index) advanced 31.31%, outpacing markets in Europe (MSCI Europe Index), which rose 25.33%.

¢

Stock selection was the key to the Fund’s outperformance of the benchmark. Stock selection was especially strong in Japan and the industrials and materials sectors. Top-performing positions included Sumitomo Metal Industries, a Japanese manufacturer of steel products, and Vallourec, a French producer of steel tubing. Both stocks benefited from increased global demand for steel and value-added steel products. Ibiden, a Japanese manufacturer of electronic parts, ceramic products and building materials, was another top contributor. The company experienced strong earnings growth in its diesel particulate filter (DPF) business.

¢

Despite the Fund’s strong performance versus the benchmark, there were a few areas of relative weakness. For example, stock selection in Hong Kong and the health care and consumer discretionary sectors was modestly unfavorable. One of the worst-performing holdings was Orient Overseas International, a transportation and logistics company based in Hong Kong. The stock fell due to a deteriorating outlook for the global shipping industry.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/07/01)

NACM International Fund Class A	39.18%	16.00%	—	14.42%
NACM International Fund Class A (adjusted)	31.53%	14.69%	—	13.17%
NACM International Fund Class C (adjusted)	37.19%	15.15%	—	13.58%
MSCI EAFE Index	27.08%	10.45%	—	8.48%
Lipper International Multi-Cap Core Fund Average	26.31%	9.38%	—	7.81%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. See page 4 for more information.

†        The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Class A	Class C	Class A	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,140.50	$1,136.50	$1,017.46	$1,013.79
Expenses Paid During Period	$7.85	$11.76	$7.40	$11.08

For each class of the Fund, expenses are equal to the expense ratio for the class (1.48% for Class A, 2.22% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Japan	24.7%
United Kingdom	20.9%
France	10.7%
Belgium	4.9%
Australia	4.8%
Netherlands	4.3%
Italy	4.1%
Spain	4.0%
Other	19.7%
Cash & Equivalents — Net	1.9%

*         % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  7

Ticker Symbols:
A R E G I O N A L S T O C K F U N D	A Share:	PPRAX
	B Share:	PPRBX
NACM Pacific Rim Fund	C Share:	PPRCX
(Unaudited)

¢

NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

¢	The Fund’s Class A Shares gained 46.50% for the year ended June 30, 2006. This result outperformed the Fund’s benchmark, the MSCI Pacific Index, which rose 31.31% over the same time period.

¢

Equities in developed Pacific Rim countries posted significant gains during the year. Japan (as measured by the MSCI Japan Index) was the best-performing market, rising 35.96%. New Zealand (MSCI New Zealand Index) was the worst performer, declining -9.10%.

¢

Strong stock selection drove the Fund’s outperformance of the benchmark, although country and sector allocations were also favorable. Stock selection in Japan, China and the financials and materials sectors added the most value, with Japanese banks Mitsubishi UFJ Financial Group and Mizuho Financial Group among the best-performing positions. Both stocks benefited from improving fundamental trends in the Japanese banking sector, such as higher loan growth and lower credit costs. Celestial NutriFoods, a Chinese producer of soybean-based food products, was another top contributor due to China’s booming economy and a stable decline in the price of major agricultural products.

¢

Pockets of relative weakness included stock selection in Taiwan and the consumer discretionary sector. Nanya Technology, a Taiwanese semiconductor manufacturer, was a large detractor in the Fund. The stock was hurt by lower prices of dynamic random access memory (DRAM) chips.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/97)

NACM Pacific Rim Fund Class A	46.50%	14.90%	—	14.35%
NACM Pacific Rim Fund Class A (adjusted)	38.44%	13.61%	—	13.59%
NACM Pacific Rim Fund Class B	45.39%	14.15%	—	13.61%
NACM Pacific Rim Fund Class B (adjusted)	40.39%	13.91%	—	13.61%
NACM Pacific Rim Fund Class C (adjusted)	44.31%	14.02%	—	13.49%
MSCI Pacific Index	31.31%	9.36%	—	6.70%
Lipper Pacific Region Fund Average	34.43%	12.55%	—	8.45%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,052.30	$1,048.70	$1,048.20	$1,016.02	$1,012.30	$1,012.30
Expenses Paid During Period	$9.01	$12.80	$12.80	$8.85	$12.57	$12.57

For each class of the Fund, expenses are equal to the expense ratio for the class (1.77% for Class A, 2.52% for Class B, 2.52% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Japan	56.4%
Australia	10.1%
Indonesia	6.5%
Hong Kong	5.3%
Singapore	4.5%
South Korea	4.0%
China	3.1%
Malaysia	2.8%
Other	5.3%
Cash & Equivalents — Net	2.0%

*         % of net assets as of June 30, 2006

8  Allianz Funds Annual Report | 06.30.06

A N I N T E R N A T I O N A L S T O C K F U N D	Ticker Symbols:
	A Share:	AFJAX
NFJ International Value Fund	C Share:	AFJCX
(Unaudited)

¢

NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve this income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

¢	The Fund’s Class A Shares returned 28.12% for the year ended June 30, 2006. This performance trailed the 28.40% return of the Fund’s benchmark, the MSCI All Country World Index ex USA.

¢

The global economy continued to move forward, allowing the international stock markets as a whole to outperform the U.S. market. All of the countries in the MSCI All Country World Index ex USA delivered positive returns for the reporting period, with Japan leading the list. Greece, Finland and Denmark delivered the worst country-specific returns for the period.

¢

The Fund’s relative performance was helped by exposure to Brazil and China, two countries not represented in the benchmark Index. The Fund saw strong support from several holdings in Brazil, including Companhia Vale do Rio, Companhia de Saneamento Basico do Estado de Sao Paulo and Petroleo Brasileiro. In China the Fund benefited from its position in names such as Aluminum Corp. of China and SINOPEC Shangi Petrochemica, both of which benefited from increased demand for commodities.

¢

Relative performance was hindered during the reporting period by the Fund’s underweight exposure to the top-performing Japanese market. Many of the Fund’s Japanese holdings did perform well, however, including Cannon and Nissan. Stock selection in Canada also hurt relative performance, including disappointing returns from publishing company Quebecor World.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (01/31/03)

NFJ International Value Fund Class A	28.12%	—	—	32.62%
NFJ International Value Fund Class A (adjusted)	21.07%	—	—	30.44%
NFJ International Value Fund Class C (adjusted)	26.14%	—	—	31.68%
MSCI All Country World Index ex USA	28.40%	—	—	27.51%
Lipper International Multi-Cap Value Fund Average	26.50%	—	—	26.13%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Class A	Class C	Class A	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,107.60	$1,103.80	$1,017.36	$1,013.69
Expenses Paid During Period	$7.84	$11.68	$7.50	$11.18

For each class of the Fund, expenses are equal to the expense ratio for the class (1.30% for Class A and 2.24% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Brazil	12.3%
United Kingdom	12.2%
South Korea	11.3%
Canada	10.1%
China	8.9%
Netherlands	7.5%
Mexico	6.8%
Taiwan	4.0%
Japan	2.9%
Other	17.6%
Cash & Equivalents — Net	6.4%

*         % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  9

Ticker Symbols:
A S E C T O R - R E L A T E D S T O C K F U N D	A Share:	RABTX
	B Share:	RBBTX
RCM Biotechnology Fund	C Share:	RCBTX
(Unaudited)

¢	RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

¢	The Fund’s Class A Shares returned -5.29% for the year ended June 30, 2006. This performance trailed both the 8.62% return of the S&P 500 Index and the 7.58% return of the NASDAQ Biotechnology Index.

¢

U.S. equity markets advanced sharply over the last year and was supported by robust merger and acquisition activity and strong earnings growth. Though up for the year, many biotechnology stocks experienced rough patches as several biotech companies grappled with negative clinical trial results and disappointing earnings.

¢

The Fund’s performance was held back by holdings in pharmaceutical companies Nabi Biopharmaceuticals and NitroMed Inc. Nabi shares fell on the announcement of negative clinical trial results for its vaccine StaphVax. NitroMed Inc’s share price fell on news that sales of the company’s heart-failure drug BiDil, would likely fail to meet consensus sales estimates for the year.

¢

Holdings within healthcare equipment and supplies companies helped overall Fund performance. An example of a strong holding in this area is Illumina Inc, a developer of technology used in the analysis of genes necessary for the future development of personalized medicines.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/30/97)

RCM Biotechnology Fund Class A	-5.29%	-4.81%	—	13.29%
RCM Biotechnology Fund Class A (adjusted)	-10.49%	-5.88%	—	12.54%
RCM Biotechnology Fund Class B	-6.05%	-5.54%	—	12.49%
RCM Biotechnology Fund Class B (adjusted)	-10.75%	-5.93%	—	12.49%
RCM Biotechnology Fund Class C (adjusted)	-6.95%	-5.54%	—	12.44%
S&P 500 Index	8.62%	2.49%	—	4.83%
NASDAQ Biotechnology Index	7.58%	-6.03%	—	11.13%
AMEX Biotechnology Index	17.63%	1.65%	—	18.03%
Lipper Health/Biotechnology Fund Average	4.78%	1.50%	—	8.66%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index, and the AMEX Biotechnology Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$909.10	$905.20	$905.60	$1,016.96	$1,013.24	$1,013.24
Expenses Paid During Period	$7.48	$11.01	$11.01	$7.90	$11.63	$11.63

For each class of the Fund, expenses are equal to the expense ratio for the class (1.58% for Class A, 2.33% for Class B, 2.33% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Healthcare	99.3%
Cash & Equivalents — Net	0.7%

*         % of net assets as of June 30, 2006

10  Allianz Funds Annual Report | 06.30.06

A S E C T O R - R E L A T E D S T O C K F U N D	Ticker Symbols:
	A Share:	ARMAX
RCM Global Resources Fund	C Share:	ARMCX
(Unaudited)

¢

RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

¢

The Fund’s Class A Shares returned 47.20% for the year ended June 30, 2006. This return surpassed the 17.49% return of the broad-based benchmark, the MSCI World Index and also exceeded the 30.02% return of the Fund’s narrow-based benchmark, the World Energy & Materials Composite.

¢

World markets for energy and raw materials soared during much of the reporting period in response to burgeoning demand from developing nations and geopolitical concerns in West Africa and the Middle East, both primary sources of energy for world markets.

¢

Over the period, stock selection provided the key to generating strong relative returns and was achieved in part by underweighting Exxon Mobil and overweighting two Canadian energy companies, Canadian Natural Resources and Suncor, both leaders in the development of Alberta’s oil sand deposits.

¢	While the Fund delivered strong absolute and relative returns, an underweight position in the materials sector and an overweight position in the energy sector detracted from overall performance.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (06/30/04)

RCM Global Resources Fund Class A	47.20%	—	—	40.46%
RCM Global Resources Fund Class A (adjusted)	39.11%	—	—	36.54%
RCM Global Resources Fund Class C (adjusted)	38.08%	—	—	35.53%
MSCI World Index	17.49%	—	—	13.98%
World Energy & Materials Composite	30.02%	—	—	29.34%
Lipper Natural Resources Fund Average	38.60%	—	—	37.67%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. See page 4 for more information.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Class A	Class C	Class A	Class C

Beginning Account Value (03/31/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,176.20	$1,172.00	$1,017.60	$1,013.88
Expenses Paid During Period	$7.82	$11.85	$7.25	$10.99

For each class of the Fund, expenses are equal to the expense ratio for the class (1.45% for Class A and 2.20% for Class C), multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period since the Shares commenced operation on 03/31/06).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

United States	68.0%
Canada	11.7%
United Kingdom	4.9%
Brazil	4.0%
Australia	3.9%
France	2.3%
Bermuda	1.5%
Luxembourg	1.1%
Finland	1.0%
Other	0.8%
Cash & Equivalents — Net	0.8%

*         % of net assets as of June 30, 2006

Allianz Funds Annual Report | 12.31.05  11

Ticker Symbols:
A G L O B A L S T O C K F U N D	A Share:	RGSAX
	B Share:	RGSBX
RCM Global Small-Cap Fund	C Share:	RGSCX
(Unaudited)

¢

RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

¢	The Fund’s Class A Shares returned 24.02% for the year ended June 30, 2006. This performance surpassed the 21.76% return of the Fund’s benchmark, the MSCI World Small-Cap Index.

¢

The global economy continues to show good balance as the United States, Europe, and Asia-Pacific regions display positive attributes for supporting equities. Global small-cap stocks were particularly strong over the year ended June 30, 2006, as they continued to outperform larger cap stocks throughout the world.

¢

Relative performance was helped over the reporting period by stock selection in consumer staples, financials, industrials, and materials stocks. For example, the Fund benefited from its position in Hansen Natural Corp, in the consumer staples sector, and Sumitomo Titanium Corp., in the materials sector. U.S. based Hansen Natural Corp., a leading new-age beverage company, continues to benefit from healthy energy drink trends and success in penetrating new markets in the United States.

¢

While the Fund delivered solid absolute and relative performance over the reporting period, there were some areas of weakness, including our overweight in consumer discretionary. One example in this sector was Fund holding Comstock Homebuilding, which fell after management guided fourth quarter 2005 earnings lower than consensus.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/96)

RCM Global Small-Cap Fund Class A	24.02%	11.42%	—	15.33%
RCM Global Small-Cap Fund Class A (adjusted)	17.20%	10.17%	—	14.65%
RCM Global Small-Cap Fund Class B	23.19%	10.68%	—	14.66%
RCM Global Small-Cap Fund Class B (adjusted)	18.19%	10.41%	—	14.66%
RCM Global Small-Cap Fund Class C (adjusted)	22.16%	10.66%	—	14.52%
MSCI World Small-Cap Index	21.76%	15.01%	—	9.54%
Lipper Global Small/Mid-Cap Growth Fund Average	22.17%	9.96%	—	10.23%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,068.60	$1,064.90	$1,064.90	$1,015.97	$1,012.25	$1,012.25
Expenses Paid During Period	$9.13	$12.95	$12.95	$8.90	$12.62	$12.62

For each class of the Fund, expenses are equal to the expense ratio for the class (1.78% for Class A, 2.53% for Class B, 2.53% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

United States	38.4%
Japan	13.0%
Germany	9.1%
France	5.3%
Switzerland	4.2%
United Kingdom	2.9%
South Korea	2.8%
Italy	2.7%
Other	20.8%
Cash & Equivalents — Net	0.8%

*         % of net assets as of June 30, 2006

12  Allianz Funds Annual Report | 06.30.06

Ticker Symbols:
A S E C T O R - R E L A T E D S T O C K F U N D	A Share:	RAGHX
	B Share:	RBGHX
RCM Healthcare Fund (Formerly RCM Global Healthcare Fund)	C Share:	RCGHX
(Unaudited)

¢	RCM Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the healthcare industry.

¢

The Fund’s Class A Shares returns 0.19% for the year ended June 30, 2006. This return trailed the 8.62% return of the broad-based benchmark, the S&P 500 Index and surpassed the -1.04% return of the Fund’s narrow-based benchmark, the S&P Healthcare Index.

¢

During the reporting period, the healthcare sector lagged behind the broader market as measured by the S&P 500 Index, with the biotechnology industry providing the only positive performance in the sector. Geopolitical concerns, consecutive Federal Reserve Rate hikes, and general unease regarding the Fed’s ability to execute a ‘soft-landing,’ all added to the market’s propensity to take profits in assets deemed to be of higher risk.

¢

The Fund’s overweight positions in drug makers Celgene Corp and Shire PLC had a substantial positive impact on the Fund’s performance. Celgene was up 133% for the year, in part on news that it received FDA approval for its flagship drug Revlimid. Specialty drug maker Shire PLC’s share price rose in the first quarter of 2006 in anticipation of a settlement with Barr Labs over a generic version of Shire’s lead product Adderall XR.

¢

Additional contributions to the Fund’s relative performance came from underweighting healthcare providers and services, an industry whose lackluster returns helped to drag the benchmark’s return into negative territory for the year.

¢	The Fund’s holdings in managed healthcare provider UnitedHealth Group Inc and drug maker Pfizer proved the largest drags on its relative performance over the year.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/96)

RCM Healthcare Fund Class A	0.19%	0.33%	—	13.15%
RCM Healthcare Fund Class A (adjusted)	-5.32%	-0.80%	—	12.48%
RCM Healthcare Fund Class B	-0.53%	-0.43%	—	12.44%
RCM Healthcare Fund Class B (adjusted)	-5.51%	-0.82%	—	12.44%
RCM Healthcare Fund Class C (adjusted)	-2.47%	-0.42%	—	12.31%
S&P 500 Index	8.62%	2.49%	—	7.52%
S&P 500 Healthcare Index	-1.04%	0.27%	—	8.50%
MSCI World Index	17.49%	6.21%	—	7.10%
MSCI World Healthcare Index	8.02%	3.52%	—	8.66%
Lipper Health/Biotechnology Fund Average	4.78%	1.50%	—	9.66%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the S&P 500 Healthcare Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$952.40	$948.70	$949.20	$1,016.96	$1,013.24	$1,013.24
Expenses Paid During Period	$7.65	$11.26	$11.26	$7.90	$11.63	$11.63

For each class of the Fund, expenses are equal to the expense ratio for the class (1.58% for Class A, 2.33% for Class B, 2.33% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Healthcare	94.8%
Technology	3.5%
Cash & Equivalents — Net	1.7%

*         % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  13

Ticker Symbols:
A N I N T E R N A T I O N A L S T O C K F U N D	A Share:	RAIGX
	B Share:	RBIGX
RCM International Growth Equity Fund	C Share:	RCIGX
(Unaudited)

¢	RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

¢

The Fund’s Class A Shares returned 29.25% for the year ended June 30, 2006. This return surpassed the Fund’s benchmarks, the MSCI EAFE Index and the MSCI EAFE Growth Index, which respectively returned 27.08% and 26.34% for the same period.

¢

The international economy experienced strong synchronized growth over the reporting period. This growth fueled robust returns in overseas equity markets. From Asia, Japan led the national indices with a 35.96% return while Europe returned 25.33% regionally.

¢

The Fund’s relative performance was helped over the reporting period by strong stock selection in both the banking and energy industries. In banking, Japanese holdings Mizuho Financial Group and Resona Holdings performed especially well. In energy, strong holdings included the French seismic services company Compagnie Generale de Geophysique and British exploration and production company Cairn Energy.

¢	Relative performance was also helped over the reporting period by overweight industry exposure to diversified financials.

¢

Stock selection within the internet software and services industry was a slight drag on relative performance during the reporting period. In particular, Chinese Internet media company SINA Corp. delivered disappointing results.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (05/22/95)

RCM International Growth Equity Fund Class A	29.25%	4.17%	4.78%	6.70%
RCM International Growth Equity Fund Class A (adjusted)	22.14%	3.00%	4.19%	6.15%
RCM International Growth Equity Fund Class B	28.38%	3.39%	4.24%	6.19%
RCM International Growth Equity Fund Class B (adjusted)	23.38%	3.04%	4.24%	6.19%
RCM International Growth Equity Fund Class C (adjusted)	27.36%	3.39%	4.00%	5.89%
MSCI EAFE Index	27.08%	10.45%	6.76%	7.14%
MSCI EAFE Growth Index	26.34%	8.45%	4.17%	4.61%
Lipper International Large-Cap Growth Fund Average	26.17%	5.78%	5.06%	5.86%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,094.90	$1,092.00	$1,091.60	$1,017.95	$1,014.23	$1,014.23
Expenses Paid During Period	$7.17	$11.05	$11.05	$6.90	$10.64	$10.64

For each class of the Fund, expenses are equal to the expense ratio for the class (1.38% for Class A, 2.13% for Class B, 2.13% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Japan	23.7%
Switzerland	13.6%
United Kingdom	13.5%
France	13.2%
Germany	9.3%
Australia	4.4%
Sweden	3.8%
Netherlands	3.6%
Other	14.1%
Cash & Equivalents — Net	0.8%

*         % of net assets as of June 30, 2006

14  Allianz Funds Annual Report | 06.30.06

Ticker Symbols:
A S E C T O R - R E L A T E D S T O C K F U N D	A Share:	RAGTX
	B Share:	RBGTX
RCM Technology Fund (Formerly RCM Global Technology Fund)	C Share:	RCGTX
(Unaudited)

¢

RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

¢

The Fund’s Class A Shares returned 7.65% for the year ended June 30, 2006.This return surpassed the 5.60% of the broad-based benchmark, the NASDAQ Composite Index and also exceeded the 3.81% return of the Fund’s narrow-based benchmark, the Goldman Sachs Technology Index.

¢

Over the reporting period, the technology sector lagged with semiconductor and software companies providing the greatest drag on the sector’s performance. Geopolitical concerns, consecutive Federal Reserve Rate hikes, and general unease regarding the Fed’s ability to execute a ‘soft-landing,’ all added to the market’s propensity to take profits in assets deemed to be of higher risk.

¢

The Fund’s outperformance over the past year was aided by stock selection within the semiconductor industry. Simultaneously shorting Intel Corp and overweighting San-Disk, both producers of semiconductor equipment, greatly contributed to the Fund’s returns. An allocation to Tencent Holdings Ltd., a leader in China’s Internet community, also added to the Fund’s returns.

¢

The Fund’s strong absolute and relative performance was also aided by overweights in technology companies that provide services to the energy industry. A core holding in this area was Schlumberger, an oilfield services company providing technological and informational solutions to the petroleum industry.

¢

An overweight exposure in biotechnology slightly held back the Fund’s performance over the reporting period. One stock in particular, Neurocrine Biosciences, a producer of drugs used in the treatment of neurological disorders, proved a drag on the Fund’s overall performance.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/27/95)

RCM Technology Fund Class A	7.65%	1.99%	14.42%	15.05%
RCM Technology Fund Class A (adjusted)	1.73%	0.84%	13.78%	14.44%
RCM Technology Fund Class B	6.84%	1.22%	13.82%	14.48%
RCM Technology Fund Class B (adjusted)	1.84%	0.83%	13.82%	14.48%
RCM Technology Fund Class C (adjusted)	5.84%	1.21%	13.56%	14.19%
NASDAQ Composite Index	5.60%	0.11%	6.25%	7.15%
Goldman Sachs Technology Index	3.81%	-5.00%	6.36%	7.49%
Lipper Science & Technology Fund Average	9.10%	-4.43%	6.67%	6.50%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$928.40	$925.20	$925.10	$1,016.61	$1,012.89	$1,012.89
Expenses Paid During Period	$7.89	$11.46	$11.46	$8.25	$11.98	$11.98

For each class of the Fund, expenses are equal to the expense ratio for the class (1.65% for Class A, 2.40% for Class B, 2.40% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	53.4%
Telecommunications	14.1%
Energy	8.5%
Healthcare	4.6%
Consumer Discretionary	3.1%
Financial Services	1.5%
Consumer Services	0.7%
Communications	0.3%
Cash & Equivalents — Net	13.8%

*         % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  15

Schedule of Investments
 NACM Global Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.3%

Bermuda—1.0%
Jardine Matheson Holdings Ltd.	19,600	$344

Brazil—0.5%
Vivo Participacoes S.A. ADR	67,500	166

China—0.7%
Bio-Treat Technology Ltd.	375,000	254

Finland—0.6%
M-real OYJ	42,700	211

France—6.2%
Alcatel S.A. ADR (a)	18,600	234
AXA S.A.	15,348	497
Pinault-Printemps-Redoute S.A.	3,124	398
Sanofi-Aventis	7,374	718
Veolia Environnement	7,841	405

		2,252

Germany—3.1%
Commerzbank AG	12,407	450
Henkel KGaA	3,388	352
Schwarz Pharma AG	3,500	313

		1,115

Greece—1.3%
OPAP S.A.	13,330	485

Hong Kong—4.6%
Cheung Kong Ltd.	47,000	510
Hutchison Telecommunications International Ltd. (a)	218,000	356
Melco International Development	156,000	393
New World Development	168,000	275
Shanghai Real Estate Ltd.	766,000	141

		1,675

Indonesia—0.6%
PT Indosat Tbk.	288,500	230

Ireland—2.4%
C&C Group PLC	49,210	427
CRH PLC	12,977	423

		850

Italy—4.8%
Luxottica Group SpA	18,556	503
Mediaset SpA	30,091	355
Sanpaolo IMI SpA	26,864	475
UniCredito Italiano SpA	52,819	413

		1,746

Japan—12.6%
Aichi Corp.	22,100	207
Calsonic Kansei Corp.	41,000	262
Chugai Pharmaceutical Co., Ltd.	13,600	278
Gigas K’s Denki Corp.	7,560	192
Hisamitsu Pharmaceutical Co., Inc.	13,100	401
Hokuhoku Financial Group, Inc.	65,000	271
Japan Tobacco, Inc.	112	409
JSR Corp.	10,200	258
NGK Spark Plug Co., Ltd.	14,000	282
Nisshinbo Industries, Inc.	25,000	273
Nitori Co., Ltd.	4,800	234
Sumco Corp.	4,800	274
Sumitomo Mitsui Financial Group, Inc.	50	529
Takeuchi Manufacturing Co., Ltd.	5,300	238

	Shares	Value (000s)

Teijin Ltd.	33,000	$210
Tokyo Electron Ltd.	3,200	224

		4,542

Malaysia—0.9%
Bumiputra Commerce Holdings Bhd.	208,800	338

Netherlands—2.3%
ASML Holding NV (a)	17,572	355
Royal Numico NV	10,159	456

		811

South Korea—3.4%
Hynix Semi-conductor, Inc. (a)	7,810	252
Kookmin Bank ADR	5,600	465
Samsung Electronics Co., Ltd.	794	504

		1,221

Sweden—1.2%
Assa Abloy AB	25,200	424

Switzerland—10.1%
Adecco S.A.	7,389	436
Nestle S.A.	1,367	429
Novartis AG	8,018	433
Panalpina Welttransport zHolding AG	3,574	333
Roche Holdings AG	4,348	717
Straumann Holding AG	1,524	389
UBS AG	5,828	638
Ypsomed Holding AG (a)	2,163	261

		3,636

Taiwan—0.7%
United Microelectronics Corp. ADR	77,800	242

United Kingdom—4.1%
ARM Holdings PLC	239,959	501
Bodycote International	43,323	203
HSBC Holdings PLC	43,043	758

		1,462

United States—36.2%
Affiliated Managers Group, Inc. (a)	5,000	434
American International Group, Inc.	10,600	626
Ansys, Inc. (a)	7,600	363
Boeing Co.	7,300	598
Capital One Financial Corp.	6,000	513
Celgene Corp. (a)	4,900	232
Central Garden and Pet Co. (a)	6,500	280
ConocoPhillips	7,700	505
Corning, Inc. (a)	12,700	307
Federated Department Stores, Inc.	15,200	556
Freescale Semi-conductor, Inc., Class B (a)	19,528	574
Humana, Inc. (a)	7,100	381
ITT Corp.	6,600	327
JLG Industries, Inc.	10,400	234
JP Morgan Chase & Co.	6,800	286
Lexmark International, Inc. (a)	4,900	274
Marathon Oil Corp.	5,800	483
Microsoft Corp.	19,000	443
Morgan Stanley	7,700	487
Mylan Laboratories, Inc.	14,000	280
Occidental Petroleum Corp.	4,000	410
Praxair, Inc.	7,400	400
Quiksilver, Inc. (a)	31,900	389
Raytheon Co.	10,000	446

	Shares	Value (000s)

TD Ameritrade Holding Corp.	19,800	$293
Tim Hortons, Inc. (a)	11,800	304
Transocean, Inc. (a)	5,300	426
United Technologies Corp.	7,200	457
Valero Energy Corp.	7,100	472
Warnaco Group, Inc. (a)	15,500	289
WESCO International, Inc. (a)	4,600	317
XTO Energy, Inc.	6,800	301
Yahoo!, Inc. (a)	10,800	356

		13,043

Total Common Stock (cost—$33,925)		35,047

WARRANTS (a)—0.8%

Units

Bahamas—0.8%
Yageo Corp., Expires 9/15/06 (cost—$285)	764,000	264

	Principal Amount (000s)

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $797; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $818 including accrued interest (cost—$797)	$797	797

Total Investments (cost—$35,007) (b)—100.3%		36,108

Liabilities in excess of other assets—(0.3)%		(97)

Net Assets—100.0%		$36,011

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Securities with an aggregate value of $20,897, which represents 58.03% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

16  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NACM International Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.1%

Australia—4.8%
BHP Billiton Ltd. (b)	161,300	$3,489
Macquarie Airports, UNIT (b)	1,920,300	4,378
Oxiana Ltd. (b)	2,104,200	4,969
Rio Tinto Ltd. (b)	37,000	2,141
Zinifex Australia Ltd. (b)	318,700	2,390

		17,367

Austria—0.8%
IMMOFINANZ Immobilien Anlagen AG (a)	117,400	1,304
Voestalpine AG	10,000	1,517

		2,821

Belgium—4.9%
Fortis NV, UNIT,
Class A	65,200	2,223
Class B	254,000	8,648
KBC Groep NV	63,300	6,794

		17,665

Bermuda—0.5%
Esprit Holdings Ltd.	207,000	1,695

China—1.1%
Foxconn International Holdings Ltd. (a)	1,812,000	3,871

Denmark—0.4%
Danske Bank A/S	36,300	1,379

Finland—3.9%
Kesko Oyj	118,500	4,548
Nokia Oyj	166,600	3,377
Rautaruukki Oyj	209,800	6,317

		14,242

France—10.7%
Bacou Dalloz	7,700	917
BNP Paribas	65,650	6,278
Capgemini S.A.	20,500	1,169
Companie Generale de Geophysique S.A. (a)	3,400	583
Credit Agricole S.A.	88,800	3,370
Groupe Steria SCA	13,800	727
Peugeot S.A.	85,000	5,279
Renault S.A.	23,900	2,565
Sanofi-Aventis (b)	86,200	8,399
Societe Generale	36,811	5,405
Total S.A.	28,392	1,865
Vallourec (b)	1,100	1,324
Vivendi Universal S.A.	19,700	688

		38,569

Germany—2.2%
Continental AG	10,200	1,041
Deutsche Bank AG	9,800	1,101
Hannover Rueckversicherung AG (a)	57,500	2,010
Volkswagen AG	52,800	3,696

		7,848

Greece—0.2%
Aluminum of Greece S.A.I.C.	39,900	839

Hong Kong—2.0%
China Travel International Investment Hong Kong Ltd.	3,564,000	860
Citic Pacific Ltd.	445,000	1,313
Hopewell Holdings Ltd.	219,000	615
Sino Land Co.	552,000	883
Techtronic Industries Co.	495,000	670

	Shares	Value (000s)

TPV Technology Ltd.	1,932,000	$1,830
Yue Yuen Industrial Holdings	322,000	886

		7,057

Italy—4.1%
Banca Popolare di Verona e Novara S.c.r.l.	72,200	1,934
Banche Popolari Unite S.c.r.l.	344,400	8,918
Capitalia SpA	188,100	1,541
IFI - Istituto Finanziario Industriale SpA	84,000	1,910
Sanpaolo IMI SpA	38,600	682

		14,985

Japan—24.7%
Astellas Pharma, Inc.	67,600	2,485
Canon, Inc. (b)	114,750	5,624
Daiwa Securities Group, Inc.	156,000	1,859
Denso Corp.	38,400	1,257
Elpida Memory, Inc. (a)	17,000	640
Hokkaido Electric Power Co., Inc.	112,100	2,662
Honda Motor Co., Ltd.	196,600	6,245
Ibiden Co., Ltd.	82,000	3,946
Isuzu Motors Ltd. (b)	212,000	688
Itochu Corp.	767,000	6,750
JFE Holdings, Inc.	41,200	1,749
Katokichi Co., Ltd.	116,400	1,172
Keiyo Co., Ltd. (b)	105,000	931
Kobe Steel Ltd.	498,000	1,559
Koei Co., Ltd. (b)	28,300	506
Komatsu Ltd.	232,000	4,616
Matsushita Electric Industrial Co., Ltd.	258,000	5,447
Mazda Motor Corp.	211,000	1,322
Mitsubishi Corp.	165,400	3,313
Mitsui & Co., Ltd.	132,000	1,866
Mitsui Trust Holdings, Inc.	63,000	755
Mizuho Financial Group, Inc.	86	729
Nippon Electric Glass Co., Ltd.	108,000	2,164
Parco Co., Ltd.	105,000	1,074
Plenus Co., Ltd.	20,200	688
Resona Holdings, Inc.	852	2,691
Ricoh Co., Ltd.	40,000	785
Shinko Electric Industries Co., Ltd.	21,700	629
Star Micronics Co., Ltd.	41,000	830
Sumitomo Metal Industries Ltd.	1,089,000	4,499
Sumitomo Mitsui Financial Group, Inc.	104	1,101
Suzuken Co., Ltd.	18,700	742
TDK Corp.	35,500	2,692
Tokyo Electron Ltd.	59,800	4,179
Tokyo Gas Co., Ltd.	731,000	3,445
Toshiba Corp. (b)	166,000	1,084
Toyota Motor Corp.	79,400	4,150
Xebio Co., Ltd.	65,500	2,240

		89,114

Luxembourg—0.2%
Arcelor S.A.	3,300	160
Gemplus International S.A. (a)(b)	266,500	595

		755

Netherlands—4.3%
ABN AMRO Holding NV	25,600	701
Heineken NV	118,900	5,038
ING Groep NV	49,600	1,947
Royal Dutch Shell PLC, Class B	57,500	2,008
Univar NV	32,300	1,529
USG People NV	56,300	4,308

		15,531

	Shares	Value (000s)

Norway—1.3%
DNB NOR ASA	321,400	$3,995
TGS-NOPEC Geophysical Co.	48,100	852

		4,847

Papua New Guinea—0.6%
Lihir Gold Ltd. (a)(b)	991,400	2,178

Singapore—0.5%
SembCorp Marine Ltd. (b)	904,000	1,717

Spain—4.0%
ACS Actividades Construcciones y Servicios S.A.	20,700	863
Banco Bilbao Vizcaya Argentaria S.A.	128,600	2,646
Banco Santander Central Hispano S.A.	71,251	1,041
Fadesa Inmobiliaria S.A.	52,100	1,784
Gestevision Telecinco S.A. (b)	39,800	954
Repsol YPF S.A.	154,300	4,419
Telefonica S.A.	154,628	2,570

		14,277

Sweden—2.3%
Nordea Bank AB	218,000	2,599
Sandvik AB	75,300	876
Svenska Cellulosa AB	9,300	384
Svenska Handelsbanken AB, Class A	171,600	4,421

		8,280

Switzerland—3.7%
Nestle S.A.	2,127	667
Novartis AG	47,600	2,569
Roche Holdings AG	5,823	961
Swiss Reinsurance	40,100	2,798
UBS AG	31,743	3,475
Unaxis Holding AG (a)	3,463	961
Zurich Financial Services AG (b)	8,142	1,782

		13,213

United Kingdom—20.9%
AstraZeneca PLC	31,219	1,877
Aviva PLC	43,940	622
BAE Systems PLC	218,900	1,495
Barclays PLC	382,505	4,336
Barratt Developments PLC	65,600	1,148
BHP Billiton PLC	358,800	6,981
BP PLC	113,701	1,318
British American Tobacco PLC	266,800	6,717
British Energy Group PLC (a)	120,800	1,501
GlaxoSmithKline PLC	434,626	12,129
HBOS PLC	143,488	2,490
HSBC Holdings PLC	457,200	8,045
Lonmin PLC	45,700	2,384
Marks & Spencer Group PLC	167,400	1,816
Old Mutual PLC	458,500	1,384
Rio Tinto PLC	138,200	7,277
Rolls-Royce Group PLC (a)	174,214	1,332
Royal Bank of Scotland Group PLC	93,300	3,063
Taylor Woodrow PLC	864,900	5,334
Vodafone Group PLC	337,041	717
Wimpey George PLC	404,900	3,400

		75,366

Total Common Stock (cost—$327,536)		353,616

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  17

Schedule of Investments (cont.)
NACM International Fund
June 30, 2006

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—14.7%

Collateral Invested for Securities on Loan (c)—10.8%
Allianz Dresdner Daily Asset Fund (d)	38,933,657	$38,934

	Principal Amount (000s)

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $14,172; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $14,453 including accrued interest (cost—$14,166)	$14,166	14,166

Total Short-Term Investments (cost—$53,100)		53,100

Total Investments (cost—$380,636) (e)—112.8%		406,716

Liabilities in excess of other assets—(12.8)%		(46,110)

Net Assets—100.0%		$360,606

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $36,034; cash collateral of $38,934 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $349,197, which represents 96.84% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

UNIT — More than one class of securities traded together.

18  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NACM Pacific Rim Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.0%

Australia—10.1%
AMP Ltd. (b)	625,988	$4,235
BHP Billiton Ltd. (b)	196,271	4,245
Commonwealth Bank of Australia (b)	76,939	2,535
CSL Ltd. (b)	92,917	3,705
Macquarie Bank Ltd. (b)	26,939	1,379
Rio Tinto Ltd. (b)	33,288	1,927
Westpac Banking Corp. (b)	150,045	2,586
Woodside Petroleum Ltd. (b)	113,034	3,698

		24,310

Bermuda—1.5%
Celestial Nutrifoods Ltd. (a)(b)	4,092,000	3,615

Cayman Islands—0.4%
FU JI Food and Catering Services Holdings Ltd.	630,000	1,041

China—3.1%
China Hongxing Sports Ltd. (a)	1,764,000	1,725
China Shenhua Energy Co., Ltd., Class H	1,359,400	2,505
Foxconn International Holdings Ltd. (a)	1,525,000	3,258

		7,488

Hong Kong—5.3%
AAC Acoustic Technology Holdings, Inc. (a)	3,328,000	2,967
Hengan International Group Co., Ltd.	1,418,000	2,311
Hutchison Telecommunications International Ltd. (a)	1,175,000	1,918
Shangri-La Asia Ltd.	1,511,150	2,909
Shun TAK Holdings Ltd.	1,934,000	2,521

		12,626

India—2.3%
Satyam Computer Services Ltd. ADR	75,000	2,485
Sterlite Industries India Ltd.	349,917	3,074

		5,559

Indonesia—6.5%
Bakrie & Brothers PT (a)	153,418,500	2,496
PT Bank Niaga Tbk.	20,393,000	1,207
PT Ciputra Surya Tbk.	19,461,000	1,262

PT Kawasan Industri Jababeka Tbk.	100,141,000	1,407
PT Perusahaan Gas Negara	3,032,000	3,688
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk. (a)	4,909,500	1,843
PT United Tractors Tbk.	6,221,500	3,630

		15,533

Japan—56.4%
Advantest Corp. (b)	18,200	1,861
Amada Co., Ltd.	311,000	3,265
Denso Corp.	64,000	2,095
Haseko Corp. (a)(b)	1,407,000	4,785
Hitachi Construction Machinery Co., Ltd.	84,900	2,048
Honeys Co., Ltd. (b)	40,980	1,758
Hoosiers Corp. (b)	1,011	1,543
Japan Steel Works Ltd. (b)	1,097,000	7,523
JGC Corp.	170,000	2,927

	Shares	Value (000s)

Kawasaki Heavy Industries Ltd. (b)	741,000	$2,497
Kirin Brewery Co., Ltd.	158,000	2,486
Komatsu Electronic Metals Co., Ltd.	44,400	1,144
Marubeni Corp.	689,000	3,682
Mitsubishi Heavy Industries Ltd.	541,000	2,337
Mitsubishi Tokyo Financial Group, Inc.	653	9,154
Mitsui & Co., Ltd.	321,000	4,539
Mitsui Fudosan Co., Ltd.	63,000	1,369
Mizuho Financial Group, Inc.	634	5,377
Murata Manufacturing Co., Ltd.	31,900	2,073
Nikon Corp. (b)	139,000	2,432
Nishi-Nippon City Bank Ltd.	553,000	2,651
Nissan Motor Co., Ltd.	109,900	1,200
Nomura Holdings, Inc.	129,400	2,430
Nomura Research Institute Ltd.	16,400	2,029
Orient Corp. (b)	531,000	1,736
Orix Corp.	11,680	2,850
Osaka Securities Exchange Co., Ltd.	194	2,294
Sanyo Special Steel Co., Ltd.	142,000	1,165
Sumitomo Metal Industries Ltd.	1,012,000	4,181
Sumitomo Mitsui Financial Group, Inc.	456	4,829
Sumitomo Trust & Banking Co., Ltd.	398,000	4,357
T&D Holdings, Inc.	53,050	4,277
Taiheiyo Cement Corp.	765,000	2,823
Takeda Pharmaceutical Co., Ltd.	50,300	3,131
Takeuchi Manufacturing Co., Ltd.	107,900	4,847
THK Co., Ltd.	84,100	2,511
Toho Tenax Co., Ltd. (a)(b)	167,000	1,202
Tokuyama Corp.	354,000	5,267
Tokyo Electron Ltd.	26,000	1,817
Tokyu Land Corp.	468,000	3,646
Toshiba Corp. (b)	394,000	2,573
Toyota Motor Corp.	114,500	5,984
Yamada Denki Co., Ltd.	26,000	2,649

		135,344

Malaysia—2.8%
Bumiputra Commerce Holding Bhd.	1,914,400	3,095
IOI Corp.	899,000	3,501

		6,596

Singapore—4.5%
ASE Test Ltd. (a)(b)	128,500	1,167
Inter-Roller Engineering Ltd.	2,528,000	3,047
Midas Holdings Ltd.	3,039,000	1,526
Singapore Exchange Ltd.	1,165,000	2,585
Singapore Petroleum Co., Ltd.	755,000	2,414

		10,739

South Korea—4.0%
Hynix Semi-conductor, Inc. (a)	37,660	1,217
Hyundai Engineering & Construction Co., Ltd. (a)	83,200	3,811
Korea Zinc Co., Ltd.	16,400	1,286
NHN Corp. (a)	5,649	1,959
Shinhan Financial Group Co., Ltd.	30,220	1,424

		9,697

Thailand—1.1%
Amata Corp. PCL (e)	5,872,000	2,619

Total Common Stock (cost—$216,411)		235,167

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—21.2%
Collateral Invested for Securities on Loan (c)—19.4%
Allianz Dresdner Daily Asset Fund (d)	46,473,926	$46,474

	Principal Amount (000s)

Repurchase Agreement—1.8%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,377; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $4,464 including accrued interest (cost—$4,375)	$4,375	4,375

Total Short-Term Investments (cost—$50,849)		50,849

Total Investments (cost—$267,260) (f)—119.2%		286,016

Liabilities in excess of other assets—(19.2)%		(46,054)

Net Assets—100.0%		$239,962

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $44,080; cash collateral of $46,469 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Fair valued security.

(f) Securities with an aggregate value of $225,988, which represents 94.18% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  19

Schedule of Investments
NFJ International Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—93.6%

Australia—1.9%
Amcor Ltd. ADR	101,000	$2,005

Belgium—1.9%
Etablissements Delhaize Feres ET CIE	30,000	2,073

Bermuda—2.9%
Frontline Ltd. (b)	26,500	1,003
RenaissanceRe Holdings Ltd.	42,000	2,035

		3,038

Brazil—12.3%
Compania de Saneamento Basico do Estado de Sao Paulo ADR	138,000	3,250
Companhia Vale do Rio Doce ADR	93,000	2,236
Empresa Brasileira de Aeronautica S.A. ADR	30,000	1,094
Petroleo Brasileiro S.A. ADR	37,000	3,305
Votorantim Celulose e Papel S.A. ADR	207,000	3,225

		13,110

Canada—10.1%
Agrium, Inc.	43,000	999
Canadian Pacific Railway Ltd. (b)	39,000	1,995
Magna International, Inc., Class A	28,000	2,015
Methanex Corp.	47,000	995
Petro-Canada	45,000	2,133
Quebecor World, Inc. (b)	64,000	702
TransCanada Corp. (b)	67,000	1,922

		10,761

Cayman Islands—1.0%
Seagate Technology, Inc. (a)(b)	45,000	1,019

China—8.9%
Aluminum Corp. of China Ltd. ADR	42,000	3,137
Sinopec Shanghai Petrochemical Co., Ltd. ADR	62,000	3,060
Yanzhou Coal Mining Co., Ltd. ADR (b)	90,000	3,322

		9,519

France—1.9%
AXA S.A. ADR (b)	62,000	2,032

Japan—2.9%
Canon, Inc. ADR	28,000	2,052
Nissan Motor Co., Ltd. ADR (b)	46,000	1,011

		3,063

Marshall Islands—1.0%
Teekay Shipping Corp. (b)	25,000	1,046

Mexico—6.8%
Cemex S.A. de C.V. ADR (a)(b)	55,000	3,133
Coca-Cola Femsa, S.A. de C.V. ADR	69,000	2,037
Telefonos de Mexico S.A. de C.V. ADR (b)	99,000	2,062

		7,232

Netherlands—7.5%
ABN AMRO Holding NV ADR	145,839	3,990
ING Groep NV ADR	102,000	4,011

		8,001

	Shares	Value (000s)

Norway—2.0%
Norsk Hydro ASA ADR (b)	78,000	$2,083

Peru—1.0%
Compania de Minas Buenaventura S.A.u. ADR	40,000	1,091

South Korea (Republic of)—11.3%
Korea Electric Power Corp. ADR	211,000	4,000
KT Corp. ADR	140,000	3,003
POSCO ADR	61,000	4,081
SK Telecom Co., Ltd. ADR	43,000	1,007

		12,091

South Africa—1.1%
Sasol Ltd. ADR	29,000	1,120

Sweden—2.9%
Volvo AB ADR	62,000	3,039

Taiwan—4.0%
AU Optronics Corp. ADR (b)	152,000	2,165
Siliconware Precision Industries Co. ADR (b)	345,000	2,063

		4,228

United Kingdom—12.2%
British American Tobacco PLC ADR	39,000	1,978
Diageo PLC ADR	14,000	946
GlaxoSmithKline PLC ADR	36,000	2,009
HSBC Holdings PLC ADR	23,000	2,032
Imperial Chemical Industries PLC ADR	37,000	988
Unilever PLC ADR (b)	89,000	2,006
United Utilities PLC ADR (b)	126,000	2,987

		12,946

Total Common Stock (cost—$97,863)		99,497

SHORT-TERM INVESTMENTS—24.1%
Collateral Invested for Securities on Loan (c)—18.2%
Allianz Dresdner Daily Asset Fund (d)	19,400,323	19,400

	Principal Amount (000s)

Repurchase Agreement—5.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $6,249; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $6,372 including accrued interest (cost—$6,246)	$6,246	6,246

Total Short-Term Investments (cost—$25,646)		25,646

Total Investments (cost—$123,509)—117.7%		125,143

Liabilities in excess of other assets—(17.7)%		(18,823)

Net Assets—100.0%		$106,320

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $18,563; cash collateral of $19,400 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

20  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
RCM Biotechnology Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.3%

Healthcare—99.3%
Adolor Corp. (a)	133,000	$3,326
Alexion Pharmaceuticals, Inc. (a)(c)	67,400	2,434
Amgen, Inc. (a)	254,000	16,568
Applera Corp. - Celera Genomics Group (a)	89,400	1,158
AVANIR Pharmaceuticals, Class A (a)(c)	222,000	1,518
Biogen Idec, Inc. (a)	281,490	13,041
Cardiome Pharma Corp. (a)	60,800	537
Celgene Corp. (a)(c)	310,200	14,713
Charles River Laboratories International, Inc. (a)	41,400	1,524
Conor Medsystems, Inc. (a)	20,500	566
Cotherix, Inc. (a)(c)	148,000	1,274
CV Therapeutics, Inc. (a)(c)	113,000	1,579
Cytokinetics, Inc. (a)	220,950	1,390
Discovery Laboratories, Inc. (a)(c)	697,000	1,457
Encysive Pharmaceuticals, Inc. (a)(c)	63,000	437
Endo Pharmaceuticals Holdings, Inc. (a)	50,200	1,656
Genentech, Inc. (a)(b)(c)	198,040	16,200
Genzyme Corp. (a)(c)	209,000	12,759
Gilead Sciences, Inc. (a)(c)	231,000	13,666
GlaxoSmithKline PLC ADR	11,500	642
Human Genome Sciences, Inc. (a)(c)	330,000	3,531
ICOS Corp. (a)	97,800	2,151
Idenix Pharmaceuticals, Inc. (a)(c)	223,000	2,096
Illumina, Inc. (a)	74,800	2,219
Medarex, Inc. (a)(c)	148,000	1,422
Medicines Co. (a)	116,000	2,268
Medimmune, Inc. (a)(c)	352,000	9,539
MGI Pharma, Inc. (a)	99,800	2,146
Myogen, Inc. (a)	127,000	3,683
Panacos Pharmaceuticals, Inc. (a)	347,000	1,915
PDL BioPharma, Inc. (a)(c)	188,000	3,461
Progenics Pharmaceuticals, Inc. (a)(c)	77,400	1,862
Replidyne, Inc. (a)	114,000	1,183
Sepracor, Inc. (a)(c)	60,220	3,441
Shire Pharmaceuticals Group PLC ADR	141,000	6,236
SuperGen, Inc. (a)(c)	567,000	2,058
Teva Pharmaceutical Industries Ltd. ADR	28,100	888
Theravance, Inc. (a)	142,000	3,249
United Therapeutics Corp. (a)(c)	106,500	6,152
Vertex Pharmaceuticals, Inc. (a)(c)	27,700	1,017
Vion Pharmaceuticals, Inc. (a)(c)	1,260,000	1,802
Volcano Corp. (a)	98,800	892
Zymogenetics, Inc. (a)	116,000	2,201

Total Common Stock (cost—$171,795)		171,857

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—32.1%

Collateral Invested for Securities on Loan (e)—29.8%
Allianz Dresdner Daily Asset Fund (f)	43,494,592	$43,495

	Principal Amount (000s)

Bayerische Landesbank, 5.373% due 1/24/07, FRN	$1,000	1,000
Beta Finance, Inc., Series 3, 5.363% due 8/1/06, FRN (d)	2,000	2,000
Goldman Sachs Group L.P., Series 2, 5.219% due 9/15/06, FRN (d)	2,000	2,000
Morgan Stanley, 5.393% due 7/10/06	3,000	3,000

		51,495

Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $3,951; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $4,028 including accrued interest (cost—$3,949)	3,949	3,949

Total Short-Term Investments (cost—$55,444)		55,444

OPTIONS PURCHASED (a)—0.0%

	Contracts

Put Options—0.0%
Endo Pharmaceuticals Holdings, Inc. (CBOE) strike price $25, expires 7/22/06 (cost—$106)	898	9

Total Investments before options written (cost—$227,345)—131.4%		227,310

OPTIONS WRITTEN (a)—(0.0)%

Call Options—(0.0)%
Theravance, Inc. (CBOE) strike price $30, expires 9/16/06 (premiums received—$286)	1,380	(55)

Total Investments net of options written (cost—$227,059)—131.4%		227,255

Liabilities in excess of other assets—(31.4)%		(54,249)

Net Assets—100.0%		$173,006

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) All or portion on loan with an aggregate market value of $49,211; cash collateral of $51,491 was received with which the Fund purchased short-term investments.

(d) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  21

Schedule of Investments
RCM Global Resources Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.2%

Australia—3.9%
BHP Billiton Ltd.	9,600	$208
Rio Tinto Ltd.	1,970	114

		322

Bermuda—1.5%
Foster Wheeler Ltd. (a)	2,900	125

Brazil—4.0%
Companhia Vale do Rio Doce ADR	13,600	327

Canada—11.7%
Canadian Natural Resources Ltd.	7,670	424
Inco Ltd.	1,190	78
Suncor Energy, Inc.	3,704	300
Teck Cominco Ltd.	2,700	162

		964

Denmark—0.8%
Vestas Wind Systems A/S (a)	2,500	69

Finland—1.0%
Neste Oil Oyj	2,400	84

France—2.3%
Companie Generale de Geophysique S.A. (a)	1,100	189

Luxembourg—1.1%
Tenaris S.A. ADR	2,150	87

United Kingdom—4.9%
Rio Tinto PLC	2,400	126
Vedanta Resources PLC	4,300	109
Xstrata PLC	4,300	164

		399

United States—68.0%
Air Products & Chemicals, Inc.	2,170	139
Arch Coal, Inc.	5,070	215
Archer-Daniels-Midland Co.	1,770	73
Baker Hughes, Inc.	3,000	245
Basin Water, Inc. (a)	2,400	24
Burlington Northern Santa Fe Corp.	3,200	254
Ecolab, Inc.	4,700	191
Energy Conversion Devices, Inc. (a)	1,310	48
ENSCO International, Inc.	4,450	205
EOG Resources, Inc.	1,600	111
Evergreen Solar, Inc. (a)	5,500	71
Exxon Mobil Corp.	2,900	178
Fluor Corp.	1,360	126
Halliburton Co.	2,800	208
Joy Global, Inc.	3,000	156
MEMC Electronic Materials, Inc. (a)	2,300	86
National-Oilwell, Inc. (a)	3,600	228
Newfield Exploration Co. (a)	3,310	162
Noble Corp.	3,730	278
Noble Energy, Inc.	2,380	111
Ormat Technologies, Inc.	2,150	82
Peabody Energy Corp.	4,500	251
Phelps Dodge Corp.	2,700	222
Schlumberger Ltd.	5,100	332
Southwestern Energy Co. (a)	6,510	203
Sunpower Corp. (a)	1,510	42
Tesoro Corp.	2,650	197
Tetra Technologies, Inc. (a)	6,800	206
Transocean, Inc. (a)	3,100	249
Valero Energy Corp.	4,000	266

	Shares	Value (000s)

Weatherford International Ltd. (a)	5,600	$278
XTO Energy, Inc.	3,480	154

		5,591

Total Common Stock (cost—$7,019)		8,157

	Principal Amount (000s)

Repurchase Agreement—0.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $58; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $59 including accrued interest (cost—$58)	$58	58

Total Investments (cost—$7,077) (b)—99.9%		8,215

Other assets less liabilities—0.1%		7

Net Assets—100.0%		$8,222

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Securities with an aggregate value of $1,062, which represents 12.92% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

22  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
RCM Global Small-Cap Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Austria—2.5%
Uniqa Versicherungen AG	61,000	$1,981
Wiener Staedtische Allgemeine Versicherung AG	29,404	1,729
Wienerberger AG	36,000	1,709

		5,419

Bermuda—0.7%
Orient-Express Hotels Ltd.	39,500	1,534

Brazil—0.7%
Banco Nossa Caixa S.A.	70,000	1,487

British Virgin Islands—0.5%
UTI Worldwide, Inc.	42,000	1,060

Canada—1.0%
Compton Petroleum Corp. (a)	89,000	1,029
Trican Well Service Ltd.	58,100	1,161

		2,190

Estonia—0.8%
Baltika AS	98,945	1,634

Finland—1.2%
FIM Group Oyj (a)	152,000	991
YIT Corp.	69,000	1,689

		2,680

France—5.3%
April Group	31,600	1,703
Boursorama (a)	110,000	1,329
Companie Generale de Geophysique S.A. (a)	12,920	2,217
Neopost S.A.	14,600	1,662
Pierre & Vacances	20,500	2,247
SR Teleperformance (b)	53,800	2,149

		11,307

Germany—9.1%
Cenit AG Systemhaus	53,219	2,103
Ersol Solar Energy AG (a)	23,000	1,399
Grenke Leasing AG	29,000	1,927
Hugo Boss AG	67,000	2,852
IDS Scheer AG	60,000	1,181
Leoni AG	61,000	2,291
Pfeiffer Vacuum Technology AG	39,000	2,463
Salzgitter AG	18,000	1,521
Software AG	41,000	2,130
Technotrans AG	73,500	1,781

		19,648

Greece—0.7%
JUMBO S.A.	111,260	1,393

Indonesia—0.6%
PT Kalbe Farma Tbk.	9,500,000	1,283

Ireland—0.8%
Kingspan Group PLC	98,100	1,713

Italy—2.7%
Azimut Holding SpA	209,100	2,177
Mariella Burani SpA	85,000	2,134
Tod’s SpA	20,400	1,528

		5,839

Japan—13.0%
ABC-Mart, Inc. (b)	82,000	1,730
Air Water, Inc.	37,000	373
Ardepro Co., Ltd. (b)	980	1,573
Asahi Intecc Co., Ltd.	56,800	1,510
Asahi Soft Drinks Co., Ltd. (b)	122,500	1,830
Bookoff Corp. (b)	55,500	991
Daifuku Co., Ltd.	89,500	1,478

	Shares	Value (000s)

Hoosiers Corp. (b)	1,155	$1,763
Japan Asia Investment Co., Ltd.	148,000	1,061
Musashi Seimitsu Industry Co., Ltd.	27,000	601
NIWS Co., Ltd. (a)	710	608
Park24 Co., Ltd. (b)	39,800	1,176
Ricoh Leasing Co., Ltd.	45,600	1,321
Ryohin Keikaku Co., Ltd.	21,500	1,768
Sankyu, Inc.	130,000	724
Sumitomo Titanium Corp. (b)	14,500	2,302
Take And Give Needs Co., Ltd.	1,110	1,330
Tokai Carbon Co., Ltd. (b)	184,000	1,032
Tokyo Tatemono Co., Ltd. (b)	113,000	1,212
Tsurumi Manufacturing Co., Ltd.	164,000	1,628
Village Vanguard Co., Ltd. (a)	260	2,000

		28,011

Netherlands—2.7%
Brunel International NV	59,900	2,155
Ordina NV	64,100	1,481
USG People NV	27,300	2,089

		5,725

Norway—1.8%
Aker Kvaerner ASA	23,300	2,187
Prosafe ASA	25,700	1,569

		3,756

Russia—1.7%
Kalina	21,800	807
OAO Pharmacy Chain 36.6 (a)	36,500	1,515
Seventh Continent	72,970	1,335

		3,657

Singapore—1.0%
Cosco Corp. Singapore Ltd.	1,958,000	1,564
First Engineering Ltd.	1,226,000	667

		2,231

South Africa—0.6%
Truworths International Ltd.	420,000	1,259

South Korea—2.8%
Daegu Bank	68,800	1,231
MegaStudy Co., Ltd.	27,500	2,677
Meritz Fire & Marine Insurance Co. Ltd.	372,600	2,215

		6,123

Spain—1.5%
Banco Pastor S.A.	143,200	1,874
Mecalux S.A.	41,100	1,416

		3,290

Sweden—1.0%
Capio AB (a)	120,660	2,165

Switzerland—4.2%
Bank Sarasin & Cie AG	655	1,724
Georg Fischer AG (a)	5,500	2,356
Jelmoli Holding AG	960	1,770
Lindt & Spruengli AG	110	2,299
St. Galler Kantonalbank	2,600	891

		9,040

United Kingdom—2.9%
Burren Energy PLC	76,720	1,236
C&C Group PLC	204,489	1,775
Carillion PLC	210,700	1,222
NETeller PLC (a)	90,000	990
Northgate Information Solutions PLC (a)	765,280	1,095

		6,318

	Shares	Value (000s)

United States—38.4%
Advanced Analogic Technologies, Inc. (a)(b)	79,250	$831
Advisory Board Co. (a)	23,200	1,116
Affiliated Managers Group, Inc. (a)(b)	24,700	2,146
Arena Resources, Inc. (a)(b)	34,500	1,183
BE Aerospace, Inc. (a)	73,700	1,685
Beacon Roofing Supply, Inc. (a)	34,500	759
Brady Corp.	38,500	1,418
Bronco Drilling Co., Inc. (a)	35,850	749
Carpenter Technology Corp.	12,630	1,459
Carter’s, Inc. (a)	45,660	1,207
Central European Distribution Corp. (a)(b)	82,500	2,076
Central European Media Enterprises Ltd., Class A (a)	23,690	1,497
Central Garden and Pet Co. (a)	38,000	1,636
Conor Medsystems, Inc. (a)(b)	44,690	1,233
CROCS, Inc. (a)(b)	48,680	1,224
Energy Conversion Devices, Inc. (a)(b)	34,740	1,266
Evergreen Solar, Inc. (a)(b)	104,180	1,352
Gardner Denver, Inc. (a)	55,000	2,117
GFI Group, Inc. (a)	32,500	1,753
GMX Resources, Inc. (a)(b)	26,790	828
Guitar Center, Inc. (a)	25,490	1,134
Haemonetics Corp. (a)	29,470	1,371
Hansen Natural Corp. (a)(b)	15,400	2,932
Heartland Payment Systems, Inc. (a)(b)	56,370	1,572
Heico Corp.	48,000	1,139
Hibbett Sporting Goods, Inc. (a)	46,100	1,102
Jones Lang LaSalle, Inc. (b)	20,920	1,832
Knight Transportation, Inc.	116,500	2,353
Life Time Fitness, Inc. (a)	33,100	1,532
Men’s Wearhouse, Inc.	34,800	1,054
Metal Management, Inc.	48,700	1,491
Micros Systems, Inc. (a)	48,200	2,105
NeuStar, Inc., Class A (a)	35,000	1,181
Old Dominion Freight Line, Inc. (a)	62,650	2,355
PSS World Medical, Inc. (a)	66,900	1,181
Psychiatric Solutions, Inc. (a)(b)	60,900	1,745
Rackable Systems, Inc. (a)	26,000	1,027
RBC Bearings, Inc. (a)	52,200	1,185
Redback Networks, Inc. (a)	54,500	999
RightNow Technologies, Inc. (a)(b)	92,500	1,543
Ruth’s Chris Steak House (a)	73,200	1,495
Scientific Games Corp. (a)(b)	35,300	1,257
Signature Bank & Trust (a)	45,200	1,464
Superior Energy Services (a)	52,070	1,765
Superior Well Services, Inc. (a)	48,400	1,205
Transaction Systems Architects, Inc. (a)	65,200	2,718
United Natural Foods, Inc. (a)(b)	54,800	1,809
Universal Compression Holdings, Inc. (a)	31,700	1,996
Varian Semi-conductor Equipment Assoc., Inc. (a)	43,400	1,415
VCA Antech, Inc. (a)	52,200	1,667
Virginia Commerce Bancorp (a)(b)	71,400	1,706
Volcom, Inc. (a)(b)	46,600	1,491
Warrior Energy Service Corp. (a)	44,750	1,089
Washtec AG (a)	59,800	1,010
WebSideStory, Inc. (a)(b)	41,000	500
World Fuel Services Corp.	35,000	1,599

		82,554

Total Common Stock (cost—$178,480)		211,316

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  23

Schedule of Investments (cont.)
RCM Global Small-Cap Fund
June 30, 2006

	Shares	Value (000s)

EXCHANGE-TRADED FUND (b)—1.0%
iShares Russell 2000 Index Fund (cost—$2,157)	31,500	$2,265

SHORT-TERM INVESTMENTS—20.4%

Collateral Invested for Securities on Loan (c)—19.5%
Allianz Dresdner Daily Asset Fund (d)	41,886,960	41,887

	Principal Amount (000s)

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $2,040;collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $2,081 including accrued interest (cost—$2,039)	$2,039	2,039

Total Short-Term Investments
(cost—$43,926)		43,926

Total Investments
(cost—$224,563) (e)—119.6%		257,507

Liabilities in excess of other assets—(19.6)%		(42,259)

Net Assets—100.0%		$215,248

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $39,935; cash collateral of $41,887 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $114,872, which represents 53.37% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

24  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
RCM Healthcare Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.3%

Healthcare—94.8%
Abbott Laboratories	110,700	$4,828
Adolor Corp. (a)	48,200	1,205
Aetna, Inc.	62,400	2,492
Alexion Pharmaceuticals, Inc. (a)(c)	21,100	762
Allergan, Inc.	13,200	1,416
Amgen, Inc. (a)(b)	126,760	8,269
Biogen Idec, Inc. (a)	30,000	1,390
BioMimetic Therapeutics, Inc. (a)(c)	80,500	534
Boston Scientific Corp. (a)	99,100	1,669
Bristol-Myers Squibb Co.	113,000	2,922
Cardinal Health, Inc.	19,900	1,280
Celgene Corp. (a)(c)	88,800	4,212
Conor Medsystems, Inc. (a)(c)	47,100	1,299
CV Therapeutics, Inc. (a)(c)	36,300	507
Cytyc Corp. (a)	51,100	1,296
Eli Lilly & Co.	15,200	840
Encysive Pharmaceuticals, Inc. (a)(c)	42,100	292
Endo Pharmaceuticals Holdings, Inc. (a)	45,400	1,497
Genentech, Inc. (a)	63,500	5,194
Genzyme Corp. (a)	22,900	1,398
Gilead Sciences, Inc. (a)	74,740	4,422
GlaxoSmithKline PLC	129,000	3,600
Health Net, Inc. (a)	27,630	1,248
Human Genome Sciences, Inc. (a)(c)	58,000	621
Illumina, Inc. (a)	22,500	667
Johnson & Johnson	56,310	3,391
Kinetic Concepts, Inc. (a)	43,700	1,929
Kyphon, Inc. (a)(c)	20,700	794
Medco Health Solutions, Inc. (a)	58,900	3,374
Medimmune, Inc. (a)	54,000	1,463
Medtronic, Inc.	49,680	2,331
Merck & Co., Inc. (b)	139,000	5,064
Myogen, Inc. (a)	20,100	583
NightHawk Radiology Holdings, Inc. (a)(c)	4,900	88
Novartis AG	41,100	2,218
PDL BioPharma, Inc. (a)(c)	47,500	874
Pfizer, Inc.	173,000	4,060
Replidyne, Inc. (a)	43,600	453
Roche Holdings AG	17,800	2,937
Sanofi-Aventis ADR	20,090	1,957
Schering-Plough Corp.	200,000	3,806
Sepracor, Inc. (a)(c)	13,140	751
Shire Pharmaceuticals Group PLC ADR	52,400	2,318
St. Jude Medical, Inc. (a)	57,470	1,863
Stryker Corp. (c)	42,550	1,792
Teva Pharmaceutical Industries Ltd. ADR	12,900	408
Theravance, Inc. (a)	65,000	1,487
Varian Medical Systems, Inc. (a)(b)	73,300	3,471
Volcano Corp. (a)(c)	84,200	762
WellPoint, Inc. (a)	43,620	3,174
Zimmer Holdings, Inc. (a)(c)	41,200	2,337

		107,545

Technology—3.5%
Eclipsys Corp. (a)(c)	34,500	626
Fisher Scientific International, Inc. (a)(b)(c)	45,500	3,324

		3,950

Total Common Stock
(cost—$112,386)		111,495

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—15.9%

Collateral Invested for Securities on Loan (e)—11.8%
Allianz Dresdner Daily Asset Fund (f)	8,314,047	$8,314

	Principal Amount (000s)

Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (d)	$2,000	2,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (d)	1,000	1,000
Morgan Stanley,5.392% due 7/10/06	2,000	2,000

		13,314

Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,709; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $4,801 including accrued interest (cost—$4,707)	4,707	4,707

Total Short-Term Investments (cost—$18,021)		18,021

OPTIONS PURCHASED (a)—0.3%

	Contracts

Call Options—0.0%
Baxter International, Inc. (CBOE), strike price $40, expires 7/22/06	2,676	27
Boston Scientific Corp. (CBOE), strike price $20, expires 7/22/06	1,250	6
Theravance, Inc. (CBOE), strike price $25, expires 9/16/06	100	17

		50

Put Options—0.3%

Bristol Myers Squibb Co. (CBOE), strike price $25, expires 9/16/06	1,126	79
Kinetic Concepts, Inc. (CBOE), strike price $35, expires 9/16/06	302	105
Nektar Therapeutics (CBOE), strike price $17.50, expires 11/18/06	640	109
Penwest Pharmaceuticals Co. (CBOE), strike price $15, expires 7/22/06	205	1

		294

Total Options Purchased
(cost—$564)		344

Total Investments before options written and securities sold short
(cost—$130,971) (g)—114.5%		129,860

	Contracts	Value (000s)

OPTIONS WRITTEN (a)—(0.1)%

Call Options—(0.1)%
Bristol Myers Squibb Co. (CBOE), strike price $25, expires 8/19/06	819	$(103)
Kinetic Concepts, Inc. (CBOE), strike price $60, expires 9/16/06	302	(15)
Theravance, Inc. (CBOE), strike price $30, expires 9/16/06	650	(26)

		(144)

Put Options—(0.0)%
Medtronic, Inc. (CBOE), strike price $45, expires 7/22/06	733	(18)

Total Options Written (premiums received—$314)		(162)

SECURITIES SOLD SHORT (a)—(1.0)%

	Shares

Healthcare—(1.0)%
Affymetrix, Inc. (proceeds—$1,118)	42,750	(1,094)

Total Investments net of options written and securities sold short
(cost—$129,539)—113.4%		128,604

Liabilities in excess of other assets—(13.4)%		(15,181)

Net Assets—100.0%		$113,423

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) All or portion on loan with an aggregate market value of $12,834; cash collateral of $13,318 was received with which the Fund purchased short-term investments.

(d) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) Affiliated fund.

(g) Securities with an aggregate value of $10,713, which represents 9.44% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  25

Schedule of Investments
RCM International Growth Equity Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.3%

Australia—4.4%
Alumina Ltd. (b)	120,675	$605
Brambles Industries Ltd. (b)	99,325	812
Rio Tinto Ltd. (b)	35,250	2,040

		3,457

Belgium—1.0%
KBC Groep NV	7,475	802

Canada—1.3%
Canadian Natural Resources Ltd.	18,500	1,023

France—13.2%
Accor S.A.	14,325	871
Arkema (a)	555	22
BNP Paribas	11,000	1,052
Business Objects S.A. (a)	42,000	1,142
Christian Dior S.A.	8,057	789
Companie Generale de Geophysique S.A. (a)	2,394	411
Groupe Danone	6,500	825
Sanofi-Aventis S.A.	13,800	1,344
Schneider Electric S.A.	10,000	1,041
Total S.A.	26,300	1,728
Vinci S.A.	11,700	1,203

		10,428

Germany—9.3%
BAYER AG	22,094	1,014
Commerzbank AG	24,000	871
Continental AG	8,000	816
Hypo Real Estate Holding AG	12,500	758
Merck KGaA (b)	9,500	862
SAP AG	5,201	1,094
Schwarz Pharma AG	8,500	762
Siemens AG	13,426	1,166

		7,343

Greece—1.1%
National Bank of Greece S.A.	22,000	849

Hong Kong—2.6%
Cheung Kong Ltd.	72,000	781
Li & Fung Ltd.	305,800	622
Television Broadcasting Ltd.	106,000	655

		2,058

Italy—2.6%
Banca Intesa SpA	130,050	759
Unicredito Italiano SpA	161,675	1,264

		2,023

Japan—23.7%
Canon, Inc.	8,100	397
Fanuc Ltd.	10,800	970
IBIDEN Co., Ltd.	12,200	587
Joyo Bank Ltd.	100,000	608
Keyence Corp.	2,800	715
Kubota Corp.	43,000	409
Kuraray Co., Ltd.	71,000	797
Mitsubishi Tokyo Financial Group, Inc.	147	2,061
Mitsui Fudosan Co., Ltd.	37,000	804
Mizuho Financial Group, Inc.	170	1,442
NGK INSULATORS Ltd.	48,000	562
Nidec Corp.	11,300	811
Nikko Cordial Corp.	45,500	581
Nissan Motor Co., Ltd.	97,000	1,064
Orix Corp.	3,600	878
Rakuten, Inc.	900	536

	Shares	Value (000s)

Resona Holdings, Inc.	260	$821
Ricoh Co., Ltd.	36,000	706
Sharp Corp.	53,000	838
SMC Corp.	4,600	652
T&D Holdings, Inc.	12,500	1,008
Takeda Pharmaceutical Co., Ltd.	15,100	940
Takefuji Corp.	9,340	557

		18,744

Netherlands—3.6%
ING Groep NV	24,802	973
Koninklijke (Royal) KPN NV	81,407	915
Royal Numico NV	20,950	940

		2,828

Norway—1.8%
Statoil ASA	48,750	1,390

Singapore—0.9%
SembCorp Industries Ltd.	351,520	721

South Korea—0.9%
Samsung Electronics Co., Ltd.	1,080	686

Sweden—3.8%
Atlas Copco AB, Class A	50,000	1,392
Telefonaktiebolaget LM Ericsson, Class B	478,000	1,578

		2,970

Switzerland—13.6%
ABB Ltd.	88,000	1,143
Credit Suisse Group	16,693	931
Holcim Ltd.	13,500	1,035
Nestle S.A.	2,485	779
Novartis AG	37,400	2,018
Panalpina Welttransport Holding AG	8,500	791
Roche Holdings AG	12,630	2,084
UBS AG	9,675	1,059
Zurich Financial Services AG (b)	4,000	876

		10,716

United Kingdom—13.5%
Barclays PLC	87,592	993
BHP Billiton PLC	64,450	1,254
Cadbury Schweppes PLC	101,400	977
Carnival PLC	18,800	764
Diageo PLC	60,012	1,008
Reckitt Benckiser PLC	27,125	1,012
Serco Group PLC	128,600	760
Shire PLC	50,074	732
Sportingbet PLC	92,309	671
Vedanta Resources PLC	23,400	594
Vodafone Group PLC	275,540	586
Xstrata PLC	35,005	1,332

		10,683

United States—1.0%
Synthes, Inc.	6,800	819

Total Common Stock (cost—$66,182)		77,540

PREFERRED STOCK—0.9%

Germany—0.9%
Fresenius AG, 1.18%
(cost—$710)	4,500	749

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS (c)—7.1%

Collateral Invested for Securities on Loan—7.1%
Canadian Imperial Bank,
5.34% due 7/3/06	$1,123	$1,123
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	2,000	2,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	1,500	1,493
Morgan Stanley,
5.392% due 7/10/06	1,000	1,000

Total Short-Term Investments
(cost—$5,617)		5,616

Total Investments
(cost—$72,509) (d)—106.3%		83,905

Liabilities in excess of other assets—(6.3)%		(4,985)

Net Assets—100.0%		$78,920

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $4,879; cash collateral of $5,587 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Securities with an aggregate value of $75,382, which represents 95.52% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

26  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
 RCM Technology Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—83.6%

Communications—0.3%
Focus Media Holding Ltd. ADR (a)	58,260	$3,796

Consumer Discretionary—3.1%
Matsushita Electric Industrial Co., Ltd.	276,800	5,844
Nintendo Co., Ltd.	190,915	32,078

		37,922

Consumer Services—0.7%
DreamWorks Animation SKG, Inc., Class A (a)(c)	379,240	8,685

Energy—8.5%
Baker Hughes, Inc.	151,490	12,399
Cameron International Corp. (a)	206,860	9,882
Diamond Offshore Drilling, Inc. (c)	133,350	11,192
Halliburton Co. (b)(c)	166,840	12,381
National-Oilwell, Inc. (a)(b)	92,000	5,826
Schlumberger Ltd. (c)	233,240	15,186
Suntech Power Holdings Co., Ltd. ADR (a)(c)	522,040	14,748
Valero Energy Corp.	204,560	13,607
Weatherford International Ltd. (a)(c)	199,150	9,882

		105,103

Healthcare—4.6%
Celgene Corp. (a)(c)	658,210	31,219
Conor Medsystems, Inc. (a)	142,000	3,918
Gilead Sciences, Inc. (a)	370,530	21,920

		57,057

Technology—52.3%
Adobe Systems, Inc. (a)	1,000	30
Apple Computer, Inc. (a)(b)	489,130	27,939
Autodesk, Inc. (a)(b)	732,000	25,225
Cerner Corp. (a)(b)(c)	876,290	32,519
Chartered Semi-conductor Manufacturing Ltd. (a)(c)	36,000,000	31,209
Chartered Semi-conductor Manufacturing Ltd. ADR (a)	10,000	87
CheckFree Corp. (a)	506,610	25,108
Citrix Systems, Inc. (a)(b)	641,820	25,763
Cognizant Technology Solutions Corp., Class A (a)	608,970	41,026
Cognos, Inc. (a)	599,770	17,063
Comverse Technology, Inc. (a)(c)	2,245,100	44,386
Ctrip.com International Ltd. ADR (c)	357,460	18,248
Elpida Memory, Inc. (a)(c)	113,300	4,263
Energy Conversion Devices, Inc. (a)(c)	420,010	15,301
Fairchild Semi-conductor International, Inc. (a)	680,500	12,365
Google, Inc., Class A (a)(b)(c)	168,550	70,678
Hewlett-Packard Co.	1,000	32
Marvell Technology Group Ltd. (a)(b)(c)	307,500	13,632
Mercury Interactive Corp. (a)	500,000	17,485
Micron Technology, Inc. (a)(c)	1,073,800	16,171
Network Appliance, Inc. (a)(c)	605,450	21,372
NVIDIA Corp. (a)	449,000	9,690
QLogic Corp. (a)	1,450,080	24,999
Red Hat, Inc. (a)(c)	2,062,520	48,263
Salesforce.com, Inc. (a)(c)	100	3

	Shares	Value (000s)

Samsung Electronics Co., Ltd.	4,040	$2,564
Seagate Technology, Inc. (a)	437,000	9,891
SINA Corp. (a)(c)	105,890	2,645
Symantec Corp. (a)	786,560	12,223
Telvent GIT S.A. (a)	530,260	6,729
Tencent Holdings Ltd.	16,350,000	34,594
Yahoo!, Inc. (a)	992,000	32,736
Yahoo! Japan Corp.	10	5

		644,244

Telecommunications—14.1%
Amdocs Ltd. (a)(b)	1,488,330	54,473
American Tower Corp. (a)	1,000	31
Ciena Corp. (a)(c)	6,525,150	31,386
Cisco Systems, Inc. (a)	2,018,460	39,421
NII Holdings, Inc., Class B (a)	393,000	22,157
Qwest Communications International, Inc. (a)	3,300,000	26,697

		174,165

Total Common Stock
(cost—$879,450)		1,030,972

WARRANTS (a)—2.6%

	Units

Technology—2.6%

Merrill Lynch—Hon Hai Precision Industry Co., Expires 11/17/10	999,600	6,175
Merrill Lynch—Motech Industries, Inc., Expires 2/8/11	542,880	12,777

Merrill Lynch—Powerchip Semi-conductor Corp., Expires 2/19/09	20,064,760	13,168

Total Warrants
(cost—$30,306)		32,120

SHORT-TERM INVESTMENTS—32.3%

Shares

Collateral Invested for Securities on Loan (e)—16.1%
Allianz Dresdner Daily Asset Fund (f)	157,831,783	157,832

	Principal Amount (000s)

Bayerische Landesbank,
5.373% due 1/24/07, FRN	$1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (d)	2,000	2,000
Goldman Sachs Group L.P.,
Series 2, 5.219% due 9/15/06, FRN (d)	16,000	16,003
Morgan Stanley,
5.21% due 2/2/07, FRN	5,000	5,000
5.393% due 7/10/06	5,000	5,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (d)	2,000	2,000
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (d)	10,000	10,004

		198,839

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—16.2%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $199,206; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07-9/14/07, valued at $124,384 including accrued interest; and Fannie Mae, 3.00%, due 8/15/07, valued at $78,725 including accrued interest (cost—$199,125)	$199,125	$199,125

Total Short-Term Investments
(cost—$397,961)		397,964

OPTIONS PURCHASED (a)—1.4%

	Contracts

Call Options—1.4%
Hewlett Packard Co. (CBOE) strike price $25, expires 1/20/07 (cost—$8,396)	22,430	17,720

Total Investments before options written and securities sold short
(cost—$1,316,113) (g)—119.9%		1,478,776

OPTIONS WRITTEN (a)—(0.3)%

Call Options—(0.2)%
Ctrip.com International Ltd. (CBOE) strike price $55, expires 9/16/06	1,787	(527)
Hewlett Packard Co. (CBOE) strike price $32.50, expires 8/19/06	11,215	(1,458)

		(1,985)

Put Options—(0.1)%
Marvell Technology Group Ltd. (CBOE) strike price $42.50, expires 11/18/06	3,083	(1,141)

Total Options Written (premiums received—$2,908)		(3,126)

SECURITIES SOLD SHORT (a)—(0.4)%

	Shares

Capital Goods—(0.4)%
Intermec, Inc. (proceeds—$5,120)	212,210	(4,868)

Total Investments net of options written and securities sold short
(cost—$1,308,085)—119.2%		1,470,782

Liabilities in excess of other assets—(19.2)%		(237,335)

Net Assets—100.0%		$1,233,447

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  27

Schedule of Investments (cont.)
RCM Technology Fund
June 30, 2006

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) All or portion on loan with an aggregate market value of $188,039; cash collateral of $198,866 was received with which the Fund purchased short-term investments.

(d) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) Affiliated fund.

(g) Securities with an aggregate value of $110,557, which represents 8.96% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

28  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

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Statements of Assets and Liabilities
June 30, 2006

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund

Assets:
Investments, at value	$36,108	$406,716
Repurchase agreements, at value	—	—
Cash	—	1
Foreign currency, at value	12	112
Securities lending interest receivable (net)	—	55
Receivable for investments sold	—	25,671
Receivable for Fund shares sold	47	1,142
Dividends and interest receivable (net of foreign taxes)	28	1,131

	36,195	434,828

Liabilities:
Payable for investments purchased	38	34,543
Payable for securities sold short	—	—
Overdraft due to custodian	—	—
Options written, at value	—	—
Payable for Fund shares redeemed	91	318
Payable for collateral for securities on loan	—	38,934
Advisory fees payable	19	171
Administration fees payable	14	158
Distribution fees payable	15	49
Servicing fees payable	7	49
Foreign tax payable	—	—

	184	74,222

Net Assets	$36,011	$360,606

Net Assets Consist of:
Paid-in-capital	$32,905	$317,431
Undistributed (dividends in excess of) net investment income	(37)	1,865
Accumulated net realized gain (loss)	2,042	15,386
Net unrealized appreciation/(depreciation) on investments, options written and foreign currency transactions	1,101	25,924

	$36,011	$360,606

Net Assets:
Class A	$10,485	$168,092
Class B	14,627	—
Class C	10,123	84,052
Other Classes	776	108,462

Shares Issued and Outstanding:
Class A	600	7,697
Class B	864	—
Class C	596	3,883
Other Classes	45	4,927

Net Asset Value and Redemption Price* Per Share
Class A	$17.47	$21.84
Class B	16.94	—
Class C	16.98	21.65

Cost of Investments	$35,007	$380,636

Cost of Repurchase Agreements	$—	$—

Cost of Foreign Currency	$12	$110

Premium Received from Options Written	$—	$—

Proceeds on Securities Sold Short	$—	$—

*        With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

30  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$286,016	$125,143	$227,310	$8,215	$257,507	$129,860	$83,905	$1,279,651
—	—	—	—	—	—	—	199,125
—	5	1	1	135	1	—	—
340	—	—	—	275	—	2,087	283
22	15	5	—	27	7	10	33
2,544	—	2,839	52	571	8,590	4,662	152,284
1,303	1,068	44	14	917	44	85	1,308
260	515	6	6	192	92	106	216

290,485	126,746	230,205	8,288	259,624	138,594	90,855	1,632,900

3,099	612	4,285	58	1,454	10,197	4,663	188,171
—	—	—	—	—	1,094	—	4,868
—	—	—	—	—	—	1,459	—
—	—	55	—	—	162	—	3,126
516	278	1,135	—	689	248	86	2,733
46,474	19,400	51,495	—	41,887	13,314	5,616	198,836
173	48	128	5	172	75	31	923
111	48	57	3	83	47	36	413
61	20	8	—	53	10	30	199
41	20	36	—	38	24	14	184
48	—	—	—	—	—	—	—

50,523	20,426	57,199	66	44,376	25,171	11,935	399,453

$239,962	$106,320	$173,006	$8,222	$215,248	$113,423	$78,920	$1,233,447

$206,631	$101,971	$530,722	$6,266	$184,863	$135,555	$182,944	$1,276,684
(410)	369	—	4	(132)	—	—	(1,067)
15,026	2,346	(357,912)	814	(2,431)	(21,199)	(115,422)	(204,869)
18,715	1,634	196	1,138	32,948	(933)	11,398	162,699

$239,962	$106,320	$173,006	$8,222	$215,248	$113,423	$78,920	$1,233,447

$79,631	$64,699	$12,855	$1,290	$71,293	$14,526	$17,672	$328,815
34,395	—	6,103	—	48,365	8,043	12,660	117,008
68,962	35,186	7,013	736	40,499	7,444	39,409	192,675
56,974	6,435	147,035	6,196	55,091	83,410	9,179	594,949

5,656	3,356	552	76	2,557	684	1,393	9,089
2,498	—	271	—	1,786	392	1,016	3,345
5,037	1,833	311	43	1,496	363	3,152	5,510
4,015	332	6,314	363	1,959	3,930	712	16,354

$14.08	$19.28	$23.30	$17.06	$27.88	$21.23	$12.69	$36.18
13.77	—	22.54	—	27.08	20.53	12.45	34.98
13.69	19.20	22.54	17.03	27.07	20.53	12.50	34.97

$267,260	$123,509	$227,345	$7,077	$224,563	$130,971	$72,509	$1,116,988

$—	$—	$—	$—	$—	$—	$—	$199,125

$338	$—	$—	$—	$274	$—	$2,084	$280

$—	$—	$286	$—	$—	$314	$—	$2,908

$—	$—	$—	$—	$—	$1,118	$—	$5,120

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  31

Statements of Operations
Year Ended June 30, 2006

Amounts in thousands	NACM Global Fund	NACM International Fund

Investment Income:
Interest	$33	$401
Dividends, net of foreign withholding taxes	364	5,006
Securities lending income (net)	—	131
Miscellaneous income	—	8
Total Income	397	5,546

Expenses:
Investment Advisory fees	169	1,136
Administration fees	120	1,019
Distribution fees - Class B	68	—
Distribution fees - Class C	58	272
Servicing fees - Class A	17	184
Servicing fees - Class B	23	—
Servicing fees - Class C	19	90
Distribution and/or servicing fees - Other Classes	1	3
Dividends on securities sold short	—	—
Trustees’ fees	2	18
Interest expense	—	—
Shareholder communications expense	4	41
Tax expense	—	—
Miscellaneous expense	—	—
Total Expenses	481	2,763
Reimbursement from Adviser	(1)	—
Net Expenses	480	2,763

Net Investment Income (Loss)	(83)	2,783

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,362	18,655
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	(46)	(692)
Payments from Affiliates**	—	—
Net change in unrealized appreciation/depreciation on:
Investments	429	24,539
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	—	(150)
Net Realized and Change in Unrealized Gain (Loss)	2,745	42,352

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$2,662	$45,135

**        See Note 9

32  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$318	$163	$229	$8	$279	$110	$19	$2,835
2,132	1,516	30	58	1,312	1,401	1,301	2,489
199	50	239	—	268	24	48	1,118
—	—	—	—	5	—	—	4
2,649	1,729	498	66	1,864	1,535	1,368	6,446

1,339	246	2,156	39	1,515	1,149	342	11,844
860	245	958	20	726	718	401	5,361
157	—	60	—	245	70	66	1,150
304	101	65	1	224	71	273	1,688
131	64	41	1	121	43	38	848
53	—	20	—	81	23	22	383
101	33	22	—	75	24	91	563
32	2	516	—	49	269	4	681
—	—	—	—	—	—	—	280
14	4	27	1	15	17	8	143
3	—	—	—	—	2	3	5
28	12	20	1	25	13	9	147
—	5	—	—	—	—	—	—
—	—	—	—	2	—	—	—
3,022	712	3,885	63	3,078	2,399	1,257	23,093
—	—	—	—	—	—	—	—
3,022	712	3,885	63	3,078	2,399	1,257	23,093

(373)	1,017	(3,387)	3	(1,214)	(864)	111	(16,647)

19,753	2,451	10,069	1,090	5,361	7,750	7,518	122,233
—	—	59	—	—	717	—	(23,680)
—	—	(2,773)	—	—	(50)	—	(2,925)
(537)	—	—	1	(128)	(4)	(52)	(1,327)
9	—	2	—	14	21	—	837

14,085	1,171	(9,780)	562	19,166	(5,958)	8,715	4,244
—	—	(135)	—	—	152	—	(1,008)
—	—	—	—	—	24	—	(397)
20	—	—	—	7	13	4	1
33,330	3,622	(2,558)	1,653	24,420	2,665	16,185	97,978

$32,957	$4,639	$(5,945)	$1,656	$23,206	$1,801	$16,296	$81,331

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  33

Statements of Changes in Net Assets
Amounts in thousands

	NACM Global Fund		NACM International Fund		NACM Pacific Rim Fund

Increase (Decrease) in Net Assets from:	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Investment Operations:
Net investment income (loss)	$(83)	$(31)	$2,783	$819	$(373)	$(95)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	2,316	690	17,963	1,068	19,216	1,948
Payments from Affiliates**	—	—	—	—	9	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	429	379	24,389	387	14,105	2,104

Net increase (decrease) resulting from Investment operations	2,662	1,038	45,135	2,274	32,957	3,957

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	(376)	(2)	(142)	—
Class C	—	—	(116)	(1)	—	—
Other Classes	—	—	(476)	(221)	(236)	—
Net realized capital gains
Class A	(231)	(84)	(1,203)	—	(1,391)	(286)
Class B	(309)	(72)	—	—	(566)	(104)
Class C	(315)	(114)	(594)	—	(1,098)	(182)
Other Classes	(13)	(66)	(1,651)	(397)	(1,148)	(70)

Total Dividends and Distributions to Shareholders	(868)	(336)	(4,416)	(621)	(4,581)	(642)

Fund Share Transactions:
Shares sold
Class A	7,870	2,641	152,305	17,104	73,881	14,552
Class B	11,795	2,943	—	—	29,124	4,962
Class C	7,016	3,977	73,488	10,209	55,753	8,183
Other Classes	838	72	70,545	34,063	64,371	9,198
Issued in reinvestment of dividends and distributions
Class A	210	78	1,201	2	1,092	208
Class B	238	54	—	—	398	75
Class C	233	92	572	1	535	83
Other Classes	12	66	2,127	618	1,343	56
Cost of shares redeemed
Class A	(1,836)	(618)	(15,802)	(676)	(29,190)	(11,883)
Class B	(2,072)	(420)	—	—	(8,933)	(2,793)
Class C	(2,566)	(835)	(5,399)	(1,268)	(12,434)	(4,532)
Other Classes	(1,381)	(573)	(29,656)	(1,490)	(20,076)	(13,861)
Net increase (decrease) from Fund share transactions	20,357	7,477	249,381	58,563	155,864	4,248

Fund Redemption Fees	4	4	29	6	69	20

Total Increase (Decrease) in Net Assets	22,155	8,183	290,129	60,222	184,309	7,583

Net Assets:
Beginning of year	13,856	5,673	70,477	10,255	55,653	48,070

End of year*	$36,011	$13,856	$360,606	$70,477	$239,962	$55,653

*Including undistributed (dividends in excess of) net investment income of:	$(37)	$520	$1,865	$670	$(410)	$349

**        See Note 9

34  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NFJ International Value Fund		RCM Biotechnology Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

$1,017	$92	$(3,387)	$(4,536)	$3	$14	$(1,214)	$(445)

2,451	269	7,355	24,736	1,091	446	5,233	4,062
—	—	2	—	—	—	14	—

1,171	168	(9,915)	(37,884)	562	576	19,173	5,339

4,639	529	(5,945)	(17,684)	1,656	1,036	23,206	8,956

(486)	(4)	—	—	—	—	—	—
(173)	(1)	—	—	—	—	—	—
(46)	(97)	—	—	—	—	—	—

(148)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(73)	—	—	—	—	—	—	—
(7)	(326)	—	—	(737)	—	—	—

(933)	(428)	—	—	(737)	—	—	—

66,770	1,009	8,722	10,659	2,576	—	53,990	18,233
—	—	1,427	2,872	—	—	34,461	13,101
36,053	353	2,978	3,618	859	—	27,344	13,185
7,685	109	11,928	21,298	233	3,000	33,427	13,262

503	4	—	—	—	—	—	—
—	—	—	—	—	—	—	—
188	1	—	—	—	—	—	—
50	412	—	—	737	—	—	—

(6,088)	(2)	(9,669)	(8,768)	(1,044)	—	(15,302)	(4,713)
—	—	(2,872)	(2,739)	—	—	(8,572)	(3,797)
(2,565)	(3)	(3,880)	(3,822)	(94)	—	(10,917)	(7,805)
(3,877)	(30)	(91,244)	(100,637)	—	—	(13,022)	(9,696)
98,719	1,853	(82,610)	(77,519)	3,267	3,000	101,409	31,770

14	—	16	74	—	—	60	28

102,439	1,954	(88,539)	(95,129)	4,186	4,036	124,675	40,754

3,881	1,927	261,545	356,674	4,036	—	90,573	49,819

$106,320	$3,881	$173,006	$261,545	$8,222	$4,036	$215,248	$90,573

$369	$62	$—	$—	$4	$461	$(132)	$(39)

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  35

Statements of Changes in Net Assets (cont.)
Amounts in thousands

	RCM Healthcare Fund		RCM International Growth Equity Fund		RCM Technology Fund

Increase (Decrease) in Net Assets from:	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Period from March 31, 2005 to June 30, 2005

Investment Operations:
Net investment income (loss)	$(864)	$(651)	$111	$489	$(16,647)	$(6,898)
Net increase from repayments by Investment Manager	—	—	—	—	—	13
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	8,413	(1,335)	7,466	18,259	94,301	55,125
Payments from Affiliates**	21	—	—	—	837	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(5,769)	4,305	8,719	(10,726)	2,840	(37,848)

Net increase resulting from investment operations	1,801	2,319	16,296	8,022	81,331	10,392

Dividends to Shareholders from:
Net investment income
Class A	—	—	(204)	(97)	—	—
Class B	—	—	(74)	(36)	—	—
Class C	—	—	(233)	(208)	—	—
Other Classes	—	—	(135)	(503)	—	—
Total Dividends and Distributions to Shareholders	—	—	(646)	(844)	—	—

Fund Share Transactions:
Shares sold
Class A	7,303	10,812	5,461	5,189	147,984	63,323
Class B	1,549	3,212	7,678	2,924	8,824	4,242
Class C	2,382	3,976	4,842	3,513	23,233	12,134
Other Classes	11,900	12,643	4,662	6,792	290,519	218,515
Issued in reorganization
Class A	—	—	—	—	—	196,968
Class B	—	—	—	—	—	159,719
Class C	—	—	—	—	—	208,057
Other Classes	—	—	—	—	—	39,029
Issued in reinvestment of dividends
Class A	—	—	182	86	—	—
Class B	—	—	60	30	—	—
Class C	—	—	204	185	—	—
Other Classes	—	—	130	499	—	—
Cost of shares redeemed
Class A	(11,523)	(6,606)	(3,757)	(2,912)	(132,541)	(49,869)
Class B	(3,233)	(2,988)	(3,386)	(1,924)	(68,290)	(7,584)
Class C	(4,799)	(4,027)	(6,806)	(9,404)	(66,938)	(10,723)
Other Classes	(56,080)	(56,665)	(3,989)	(46,976)	(216,271)	(206,452)
Net increase (decrease) from Fund share transactions	(52,501)	(39,643)	5,281	(41,998)	(13,480)	627,359

Fund Redemption Fees	15	18	3	7	233	127

Total Increase (Decrease) in Net Assets	(50,685)	(37,306)	20,934	(34,813)	68,084	637,878

Net Assets:
Beginning of period	164,108	201,414	57,986	92,799	1,165,363	527,485

End of period*	$113,423	$164,108	$78,920	$57,986	$1,233,447	$1,165,363

*Including undistributed (dividends in excess of) net investment income of:	$—	$(82)	$—	$(20)	$(1,067)	$(141)

**        See Note 9

36  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

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Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income

NACM Global Fund
Class A
6/30/2006	$15.43	$0.03	$2.69	$2.72	$—
6/30/2005	14.23	—	1.80	1.80	—
6/30/2004	11.71	(0.03)	3.49	3.46	—
7/19/2002 - 6/30/2003	10.00	(0.06)	1.80	1.74	(0.03)
Class B
6/30/2006	$15.09	$(0.09)	$2.62	$2.53	$—
6/30/2005	14.03	(0.10)	1.76	1.66	—
6/30/2004	11.64	(0.14)	3.47	3.33	—
7/19/2002 - 6/30/2003	10.00	(0.12)	1.79	1.67	(0.03)
Class C
6/30/2006	$15.13	$(0.11)	$2.64	$2.53	$—
6/30/2005	14.05	(0.10)	1.78	1.68	—
6/30/2004	11.66	(0.15)	3.48	3.33	—
7/19/2002 - 6/30/2003	10.00	(0.12)	1.78	1.66	—
NACM International Fund
Class A
6/30/2006	$16.24	$0.34	$5.92	$6.26	$(0.15)
10/29/2004 - 6/30/2005	14.81	0.32	1.20	1.52	(0.09)
Class C
6/30/2006	$16.17	$0.19	$5.89	$6.08	$(0.09)
10/29/2004 - 6/30/2005	14.81	0.27	1.17	1.44	(0.08)
NACM Pacific Rim Fund
Class A
6/30/2006	$9.97	$— (g)	$4.58	$4.58	$(0.04)
6/30/2005	9.23	0.01	0.86	0.87	—
6/30/2004	6.28	(0.03)	2.94	2.91	—
7/31/2002 - 6/30/2003	6.86	0.02	(0.60)	(0.58)	—
Class B
6/30/2006	$9.80	$(0.10)	$4.50	$4.40	$— (g)
6/30/2005	9.14	(0.06)	0.85	0.79	—
6/30/2004	6.26	(0.10)	2.94	2.84	—
7/31/2002 - 6/30/2003	6.86	—	(0.60)	(0.60)	—
Class C
6/30/2006	$9.75	$(0.10)	$4.47	$4.37	$— (g)
6/30/2005	9.09	(0.06)	0.85	0.79	—
6/30/2004	6.23	(0.10)	2.92	2.82	—
7/31/2002 - 6/30/2003	6.86	(0.05)	(0.58)	(0.63)	—
NFJ International Value Fund
Class A
6/30/2006	$15.36	$0.50	$3.77	$4.27	$(0.21)
3/31/2005 - 6/30/2005	15.21	0.13	0.12	0.25	(0.10)
Class C
6/30/2006	$15.35	$0.38	$3.75	$4.13	$(0.14)
3/31/2005 - 6/30/2005	15.21	0.11	0.12	0.23	(0.09)

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the investment Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(c)	If the investment Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(d)	If the investment Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(e)	Effective May 1, 2005, the Fund paid an Advisory fee of 0.60%.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(g)	Amount less than $0.01 per share.
(h)	If the adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(i)	If the adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.
(j)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.08 and 46.50%, respectively.

(k)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.77 and 45.37%, respectively.

(l)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.69 and 45.31%, respectively.

38  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.68)	$(0.68)	$—	(g)	$17.47		17.85%		$10,485	1.47	% (h)	0.20%		114%
(0.61)	(0.61)	0.01		15.43		12.87		3,701	1.57	(f)	0.01		148
(0.95)	(0.95)	0.01		14.23		30.48		1,421	1.56		(0.21)		203
—	(0.03)	—		11.71		17.48		61	1.55	* (b)	(0.56	) *	260

$(0.68)	$(0.68)	$—	(g)	$16.94		16.98%		$14,627	2.22	% (i)	(0.52	) %	114%
(0.61)	(0.61)	0.01		15.09		12.04		4,098	2.31	(f)	(0.71)		148
(0.95)	(0.95)	0.01		14.03		29.51		1,361	2.31		(1.06)		203
—	(0.03)	—		11.64		16.69		40	2.30	* (c)	(1.18	) *	260

$(0.68)	$(0.68)	$—	(g)	$16.98		16.93%		$10,123	2.22	% (i)	(0.64	) %	114%
(0.61)	(0.61)	0.01		15.13		12.16		4,831	2.32	(f)	(0.71)		148
(0.95)	(0.95)	0.01		14.05		29.45		1,369	2.31		(1.09)		203
—	—	—		11.66		16.61		79	2.30	* (d)	(1.15	) *	260

$(0.51)	$(0.66)	$—	(g)	$21.84		39.18%		$168,092	1.47%		1.61%		152%
—	(0.09)	—		16.24		10.30		16,358	1.45	*	3.02	*	107

$(0.51)	$(0.60)	$—	(g)	$21.65		38.19%		$84,052	2.22%		0.91%		152%
—	(0.08)	—		16.17		9.77		8,844	2.20	*	2.49	*	107

$(0.44)	$(0.48)	$0.01		$14.08	(j)	46.50	% (j)	$79,631	1.77%		0.02%		96%
(0.13)	(0.13)	—		9.97		9.49		23,351	1.94	(f)	0.10		101
—	—	0.04		9.23		46.97		18,824	1.87		(0.33)		118
—	—	—		6.28		8.45		168	1.89	*	0.29	*	264

$(0.44)	$(0.44)	$0.01		$13.77	(k)	45.39	% (k)	$34,395	2.52%		(0.73	) %	96%
(0.13)	(0.13)	—		9.80		8.70		9,844	2.69	(f)	(0.61)		101
—	—	0.04		9.14		46.01		7,101	2.61		(1.09)		118
—	—	—		6.26		(8.75)		79	2.64	*	(0.08	) *	264

$(0.44)	$(0.44)	$0.01		$13.69	(l)	45.31	% (l)	$68,962	2.52%		(0.73	) %	96%
(0.13)	(0.13)	—		9.75		8.75		17,268	2.69	(f)	(0.62)		101
—	—	0.04		9.09		45.91		12,661	2.61		(1.11)		118
—	—	—		6.23		(9.18)		141	2.64	*	(1.03	) *	264

$(0.15)	$(0.36)	$0.01		$19.28		28.12%		$64,699	1.48%		2.65%		25%
—	(0.10)	—		15.36		1.62		1,009	1.34	* (e)	3.51	*	61

$(0.15)	$(0.29)	$0.01		$19.20		27.14%		$35,186	2.22%		2.01%		25%
—	(0.09)	—		15.35		1.52		351	2.03	* (e)	3.07	*	61

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  39

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income

RCM Biotechnology Fund
Class A
6/30/2006	$24.60	$(0.35)	$(0.95)	$(1.30)	$—
6/30/2005	25.68	(0.35)	(0.74)	(1.09)	—
6/30/2004	21.24	(0.38)	4.81	4.43	—
6/30/2003	15.97	(0.26)	5.53	5.27	—
2/05/2002 - 6/30/2002	23.47	(0.11)	(7.39)	(7.50)	—
Class B
6/30/2006	$23.98	$(0.53)	$(0.91)	$(1.44)	$—
6/30/2005	25.21	(0.52)	(0.72)	(1.24)	—
6/30/2004	21.02	(0.55)	4.73	4.18	—
6/30/2003	15.92	(0.38)	5.48	5.10	—
2/05/2002 - 6/30/2002	23.47	(0.15)	(7.40)	(7.55)	—
Class C
6/30/2006	$23.98	$(0.53)	$(0.91)	$(1.44)	$—
6/30/2005	25.22	(0.52)	(0.73)	(1.25)	—
6/30/2004	21.02	(0.55)	4.74	4.19	—
6/30/2003	15.92	(0.39)	5.49	5.10	—
2/05/2002 - 6/30/2002	23.47	(0.15)	(7.40)	(7.55)	—
RCM Global Resources Fund
Class A
3/31/2006 - 6/30/2006	$16.42	$— (d)	$0.64	$0.64	$—
Class C
3/31/2006 - 6/30/2006	$16.42	$(0.03)	$0.64	$0.61	$—
RCM Global Small-Cap Fund
Class A
6/30/2006	$22.48	$(0.14)	$5.53	$5.39	$—
6/30/2005	19.63	(0.08)	2.92	2.84	—
6/30/2004	13.55	(0.11)	6.18	6.07	—
6/30/2003	13.24	(0.09)	0.40	0.31	—
2/05/2002 - 6/30/2002	13.10	(0.03)	0.17	0.14	—
Class B
6/30/2006	$21.99	$(0.33)	$5.41	$5.08	$—
6/30/2005	19.35	(0.23)	2.86	2.63	—
6/30/2004	13.45	(0.23)	6.12	5.89	—
6/30/2003	13.20	(0.17)	0.42	0.25	—
2/05/2002 - 6/30/2002	13.10	(0.06)	0.16	0.10	—
Class C
6/30/2006	$21.98	$(0.34)	$5.42	$5.08	$—
6/30/2005	19.34	(0.25)	2.88	2.63	—
6/30/2004	13.44	(0.24)	6.13	5.89	—
6/30/2003	13.19	(0.17)	0.42	0.25	—
2/05/2002 - 6/30/2002	13.10	(0.07)	0.16	0.09	—
RCM Healthcare Fund
Class A
6/30/2006	$21.19	$(0.11)	$0.15	$0.04	$—
6/30/2005	20.80	(0.05)	0.44	0.39	—
6/30/2004	18.64	(0.18)	2.34	2.16	—
6/30/2003	16.24	(0.14)	2.54	2.40	—
2/05/2002 - 6/30/2002	19.17	(0.07)	(2.86)	(2.93)	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective April 1, 2005, the Administration fee was reduced by 0.10%.
(d)	Amount less than $0.01 per share.
(e)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.30 and (5.29)%, respectively.

(f)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.01)%, respectively.

(g)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.01)%, respectively.

(h)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.01%, respectively.

(i)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.05%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.08 and 23.14%, respectively.

(j)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.07 and 23.15%, respectively.

(k)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.23 and 0.17%, respectively.

40  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—	$—	(d)	$23.30	(e)	(5.29	)%(e)	$12,855	1.57%		(1.36	) %	147%
—	—	0.01		24.60		(4.21)		14,849	1.60	(b)	(1.44)		139
—	—	0.01		25.68		20.90		13,877	1.61		(1.58)		121
—	—	—		21.24		33.00		4,616	1.61		(1.45)		145
—	—	—		15.97		(31.96)		484	1.60	*	(1.42	) *	76

$—	$—	$—	(d)	$22.54	(f)	(6.05	)%(f)	$6,103	2.32%		(2.11	) %	147%
—	—	0.01		23.98		(4.88)		7,896	2.35	(b)	(2.20)		139
—	—	0.01		25.21		19.93		8,215	2.36		(2.32)		121
—	—	—		21.02		32.04		1,949	2.36		(2.20)		145
—	—	—		15.92		(32.17)		328	2.35	*	(2.13	) *	76

$—	$—	$—	(d)	$22.54	(g)	(6.01	)%(g)	$7,013	2.32%		(2.11	) %	147%
—	—	0.01		23.98		(4.92)		8,422	2.35	(b)	(2.20)		139
—	—	0.01		25.22		19.98		9,248	2.36		(2.32)		121
—	—	—		21.02		32.04		3,935	2.36		(2.19)		145
—	—	—		15.92		(32.17)		448	2.35	*	(2.13	) *	76

$—	$—	$—	(d)	$17.06		3.90%		$1,290	1.45	%*	0.03	%*	128%

$—	$—	$—	(d)	$17.03		3.71%		$736	2.20	%*	(0.71	) %*	128%

$—	$—	$0.01		$27.88	(h)	24.02	% (h)	$71,293	1.77%		(0.52	) %	73%
—	—	0.01		22.48		14.52		25,389	1.84	(c)	(0.38)		96
—	—	0.01		19.63		44.87		9,613	1.85		(0.63)		111
—	—	—		13.55		2.34		683	1.86		(0.78)		183
—	—	—		13.24		1.07		179	1.87	*	(0.48	) *	326

$—	$—	$0.01		$27.08	(i)	23.19	% (i)	$48,365	2.52%		(1.28	) %	73%
—	—	0.01		21.99		13.64		17,637	2.59	(c)	(1.11)		96
—	—	0.01		19.35		43.87		6,945	2.60		(1.29)		111
—	—	—		13.45		1.89		546	2.62		(1.44)		183
—	—	—		13.20		0.76		53	2.62	*	(1.13	) *	326

$—	$—	$0.01		$27.07	(j)	23.16	% (j)	$40,499	2.52%		(1.32	) %	73%
—	—	0.01		21.98		13.65		19,212	2.60	(c)	(1.22)		96
—	—	0.01		19.34		43.90		11,833	2.60		(1.35)		111
—	—	—		13.44		1.90		965	2.62		(1.48)		183
—	—	—		13.19		0.69		419	2.63	*	(1.28	) *	326

$—	$—	$—	(d)	$21.23	(k)	0.19	% (k)	$14,526	1.57%		(0.49	) %	280%
—	—	—		21.19		1.88		18,752	1.60	(b)	(0.25)		210
—	—	—		20.80		11.59		14,308	1.62		(0.92)		257
—	—	—		18.64		14.78		4,892	1.60		(0.89)		151
—	—	—		16.24		(15.28)		730	1.60	*	(1.06	) *	145

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  41

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income

RCM Healthcare Fund (cont.)
Class B
6/30/2006	$20.64	$(0.27)	$0.16	$(0.11)	$—
6/30/2005	20.41	(0.21)	0.44	0.23	—
6/30/2004	18.43	(0.33)	2.31	1.98	—
6/30/2003	16.19	(0.26)	2.50	2.24	—
2/05/2002 - 6/30/2002	19.17	(0.12)	(2.86)	(2.98)	—
Class C
6/30/2006	$20.64	$(0.27)	$0.16	$(0.11)	$—
6/30/2005	20.42	(0.21)	0.43	0.22	—
6/30/2004	18.44	(0.33)	2.31	1.98	—
6/30/2003	16.20	(0.26)	2.50	2.24	—
2/05/2002 - 6/30/2002	19.17	(0.12)	(2.85)	(2.97)	—
RCM International Growth Equity Fund
Class A
6/30/2006	$9.96	$0.08	$2.82	$2.90	$(0.17)
6/30/2005	9.30	0.11	0.64	0.75	(0.09)
6/30/2004	7.41	0.04	1.95	1.99	(0.10)
6/30/2003	8.33	0.06	(0.92)	(0.86)	(0.06)
2/05/2002 - 6/30/2002	8.32	0.04	(0.03)	0.01	—
Class B
6/30/2006	$9.80	$—	$2.76	$2.76	$(0.11)
6/30/2005	9.19	0.03	0.64	0.67	(0.06)
6/30/2004	7.37	(0.02)	1.91	1.89	(0.08)
6/30/2003	8.30	—	(0.90)	(0.90)	(0.03)
2/05/2002 - 6/30/2002	8.32	0.01	(0.03)	(0.02)	—
Class C
6/30/2006	$9.81	$(0.02)	$2.79	$2.77	$(0.08)
6/30/2005	9.20	0.02	0.65	0.67	(0.06)
6/30/2004	7.37	(0.02)	1.92	1.90	(0.07)
6/30/2003	8.30	—	(0.90)	(0.90)	(0.03)
2/05/2002 - 6/30/2002	8.32	0.01	(0.03)	(0.02)	—
RCM Technology Fund
Class A
6/30/2006	$33.61	$(0.44)	$3.00	$2.56	$—
6/30/2005	32.53	(0.39)	1.46	1.07	—
6/30/2004	24.49	(0.47)	8.51	8.04	—
6/30/2003	20.66	(0.26)	4.09	3.83	—
2/05/2002 - 6/30/2002	27.40	(0.13)	(6.61)	(6.74)	—
Class B
6/30/2006	$32.75	$(0.70)	$2.92	$2.22	$—
6/30/2005	31.94	(0.55)	1.36	0.81	—
6/30/2004	24.22	(0.69)	8.41	7.72	—
6/30/2003	20.59	(0.41)	4.04	3.63	—
2/05/2002 - 6/30/2002	27.40	(0.20)	(6.61)	(6.81)	—
Class C
6/30/2006	$32.73	$(0.70)	$2.93	$2.23	$—
6/30/2005	31.91	(0.57)	1.38	0.81	—
6/30/2004	24.20	(0.69)	8.40	7.71	—
6/30/2003	20.60	(0.41)	4.01	3.60	—
2/05/2002 - 6/30/2002	27.40	(0.19)	(6.61)	(6.80)	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective April 1, 2005, the Administration fee was reduced by 0.10%.
(d)	Amount less than $0.01 per share.
(e)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.

(f)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.

(g)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.16 and 7.58%, respectively.

(h)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.96 and 6.74%, respectively.

(i)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.95 and 6.77%, respectively.

42  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—	$—	(d)	$20.53	(e)	(0.53	)% (e)	$8,043	2.32%		(1.24	) %	280%
—	—	—		20.64		1.13		9,725	2.35	(b)	(1.02)		210
—	—	—		20.41		10.74		9,427	2.37		(1.68)		257
—	—	—		18.43		13.84		3,684	2.35		(1.65)		151
—	—	—		16.19		(15.54)		849	2.35	*	(1.75	)*	145

$—	$—	$—	(d)	$20.53	(f)	(0.53	)% (f)	$7,444	2.32%		(1.24	) %	280%
—	—	—		20.64		1.08		9,875	2.35	(b)	(1.02)		210
—	—	—		20.42		10.74		9,859	2.37		(1.68)		257
—	—	—		18.44		13.83		3,051	2.35		(1.66)		151
—	—	—		16.20		(15.49)		922	2.35	*	(1.78	) *	145

$—	$(0.17)	$—	(d)	$12.69		29.25%		$17,672	1.38%		0.64%		79%
—	(0.09)	—		9.96		8.09		12,370	1.53	(c)	1.08		138
—	(0.10)	—		9.30		26.87		9,346	1.49		0.47		90
—	(0.06)	—		7.41		(10.28)		8,521	1.51		0.87		86
—	—	—		8.33		0.12		6,283	1.76	*	1.08	*	261

$—	$(0.11)	$—	(d)	$12.45		28.38%		$12,660	2.13%		0.02%		79%
—	(0.06)	—		9.80		7.30		6,542	2.28	(c)	0.36		138
—	(0.08)	0.01		9.19		25.78		5,230	2.24		(0.18)		90
—	(0.03)	—		7.37		(10.86)		3,272	2.27		(0.05)		86
—	—	—		8.30		(0.24)		4,245	2.49	*	0.27	*	261

$—	$(0.08)	$—	(d)	$12.50		28.36%		$39,409	2.13%		(0.17	) %	79%
—	(0.06)	—		9.81		7.25		32,649	2.29	(c)	0.23		138
—	(0.07)	—		9.20		25.85		36,147	2.24		(0.27)		90
—	(0.03)	—		7.37		(10.85)		29,581	2.27		(0.05)		86
—	—	—		8.30		(0.24)		37,463	2.49	*	0.27	*	261

$—	$—	$0.01		$36.18	(g)	7.65	% (g)	$328,815	1.64%		(1.15	) %	272%
—	—	0.01		33.61		3.32		293,550	1.71	(c)	(1.19)		238
—	—	—		32.53		32.83		82,736	1.76		(1.54)		206
—	—	—		24.49		18.54		28,449	1.76		(1.32)		237
—	—	—		20.66		(24.60)		710	1.75	*	(1.45	) *	343

$—	$—	$0.01		$34.98	(h)	6.84	% (h)	$117,008	2.39%		(1.91	) %	272%
—	—	—		32.75		2.54		161,675	2.40	(c)	(1.69)		238
—	—	—		31.94		31.87		7,585	2.50		(2.29)		206
—	—	—		24.22		17.63		1,651	2.50		(2.08)		237
—	—	—		20.59		(24.85)		146	2.50	*	(2.18	) *	343

$—	$—	$0.01		$34.97	(i)	6.84	% (i)	$192,675	2.39%		(1.90	) %	272%
—	—	0.01		32.73		2.57		219,872	2.40	(c)	(1.74)		238
—	—	—		31.91		31.86		13,199	2.50		(2.27)		206
—	—	—		24.20		17.48		2,244	2.50		(2.08)		237
—	—	—		20.60		(24.82)		298	2.50	*	(2.15	) *	343

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  43

Notes to Financial Statements
June 30, 2006

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B, and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

          In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security fair valued, as in good faith, pursuant to guidelines established by the Board of Trustees, or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ net asset values are determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

          The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income except, the NFJ International Value Fund, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value Fund are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

44  Allianz Funds Annual Report | 6.30.06

These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency. The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NACM Global Fund —$ 31,123; NACM International Fund — $605,151; NACM Pacific Rim Fund — $149,739; NFJ International Value Fund — $105,308; RCM Global Resources Fund — $1,848; RCM Global Small-Cap Fund — $149,791; RCM Healthcare Fund — $38,553; RCM International Growth Equity Fund — $149,470; and RCM Technology Fund — $65,140.

Options Contracts. Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

          Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. The Funds may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2006 was $395,498. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its

6.30.06 | Allianz Funds Annual Report  45

Notes to Financial Statements (cont.)
June 30, 2006

securities and may share the interest earned on the collateral with the borrower. The Funds bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Short Sales. The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”) an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

          Each of the Funds also has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee*

	All Classes	Inst’l Class(1)		Admin. Class(1)		Class A, B and C(2)		Class D(2)		Class R(2)

NACM Global Fund	0.70%	0.35%		0.35%		0.50%		0.50%		0.50%
NACM International Fund	0.60%	0.45%		0.45%		0.60%		0.60%		0.60%
NACM Pacific Rim Fund	0.90%	0.45%		N/A		0.60%		0.60%		N/A
NFJ International Value Fund	0.60%	0.45%		N/A		0.60%		0.60%		N/A
RCM Biotechnology Fund	0.90%	N/A		N/A		0.40%		0.40%		N/A
RCM Global Resources Fund	0.70%	0.35%		N/A		0.50%		0.50%		N/A
RCM Global Small-Cap Fund	1.00%	0.35%		N/A		0.50%		0.50%		N/A
RCM Healthcare Fund	0.80%	N/A		N/A		0.50%		0.50%		N/A
RCM International Growth Equity Fund	0.50%	0.45%		0.45%		0.60%		0.60%		N/A
RCM Technology Fund	0.90%	0.30	%(3)	0.30	%(3)	0.45	%(4)	0.45	%(4)	N/A

(1)

Effective January 1, 2006, the Administrative Fee rate for Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion.

(2)

The Administrative Fee rate for Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(3)

Effective January 1, 2006, the Administrative Fee rate for RCM Technology Fund Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion.

(4)

The Administrative Fee rate for RCM Technology Fund Classes A, B, C and D are subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C and D shares.

*

Effective January 1, 2006, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

Redemption Fees. Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 8th day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, the holding period for redemptions was 60 days.

          In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed

46  Allianz Funds Annual Report | 6.30.06

through financial intermediaries, there may be a delay between the time the shareholders redeems his or her shares and the payment of Redemptions Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

          A new 7 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

          Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

          The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current period with no unreimbursed costs to be carried forward as of June 30, 2006.

          Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

          Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2006, AGID received $1,068,879 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          Trustees, other than those affiliated with AGIFM, Allianz Global Investors of America L.P. (“Allianz”), or a Sub-Adviser, receive a quarterly retainer of $20,000 ($50,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee. Each Committee chairman (other than the Chairman of the Valuation Committee) receives an additional annual retainer of $3,000. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the

6.30.06 | Allianz Funds Annual Report  47

Notes to Financial Statements (cont.)
June 30, 2006

Trustee shall be compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

          Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2006, were as follows (amounts in thousands):

	Purchases	Sales

NACM Global Fund	$45,950	$27,056
NACM International Fund	525,918	284,561
NACM Pacific Rim Fund	284,017	138,116
NFJ International Value Fund	102,444	9,823
RCM Biotechnology Fund	343,322	424,717
RCM Global Resources Fund	9,634	7,107
RCM Global Small-Cap Fund	209,918	107,424
RCM Healthcare Fund	394,221	445,252
RCM International Growth Equity Fund	58,363	54,044
RCM Technology Fund	3,358,858	3,581,883

5. Transactions in Options Written

Transactions in options written were (amounts in thousands except for number of contracts):

	RCM Biotechnology Fund		RCM Healthcare Fund		RCM Technology Fund

	Contracts	Premium	Contracts	Premium	Contracts	Premium

Balance at 6/30/2005	1,250	$512	—	$—	17,047	$1,397
Sales	5,753	808	25,521	3,444	264,925	64,674
Closing Buys	(3,823)	(460)	(19,639)	(2,944)	(222,151)	(59,521)
Exercised	(1,250)	(512)	—	—	(879)	(265)
Expirations	(550)	(62)	(3,378)	(186)	(42,857)	(3,377)

Balance at 6/30/2006	1,380	$286	2,504	$314	16,085	$2,908

48  Allianz Funds Annual Report | 6.30.06

6. Federal Income Tax Matters

At June 30, 2006, the components of distributable taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Accumulated Capital Losses	(2)	Post-October Deferral (3)

NACM Global	$1,351	$724	$—	$—		$(34)
NACM International	15,931	3,004	(257)	96		—
NACM Pacific Rim	12,831	2,869	(23)	430		—
NFJ International Value	2,251	477	—	—		—
RCM Biotechnology	—	—	231	352,822		(1,914)
RCM Global Resources	395	475	—	—		(2)
RCM Global Small-Cap	—	—	1	2,355		(131)
RCM Healthcare	—	—	179	17,251		—
RCM International Growth Equity	418	—	8	115,362		—
RCM Technology	—	47,295	(51)	213,581		(1,013)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.
(3)	Capital losses realized during the period November 1, 2005 through June 30, 2006 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

At June 30, 2006, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2007		2008		2009		2010		2011

NACM International	$—		$—		$—		$96	(1)	$—
NACM Pacific Rim	—		—		430	(1)	—		—
RCM Biotechnology	—		—		26,482		260,520		65,820
RCM Global Small-Cap	—		—		1,202		828		327
RCM Healthcare	—		—		—		11,934		5,317
RCM International Growth Equity	—		—		50,232		53,945	(1)	11,185
RCM Technology	17,044	(1)	87,188	(1)	52,116	(1)	26,386	(1)	30,847	(1)

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

At June 30, 2006, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)

NACM Global	$35,039	$2,291	$(1,222)	$1,069
NACM International	382,124	30,643	(6,051)	24,592
NACM Pacific Rim	267,933	23,712	(5,629)	18,083
NFJ International Value	123,522	4,066	(2,445)	1,621
RCM Biotechnology	230,522	21,472	(24,684)	(3,212)
RCM Global Resources	7,128	1,255	(168)	1,087
RCM Global Small-Cap	224,637	39,204	(6,334)	32,870
RCM Healthcare	134,920	3,878	(8,938)	(5,060)
RCM International Growth Equity	72,994	12,377	(1,466)	10,911
RCM Technology	1,354,697	177,227	(53,114)	124,113

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

6.30.06 | Allianz Funds Annual Report  49

Notes to Financial Statements (cont.)
June 30, 2006

During the year ended June 30, 2006, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	(1)	Long-Term Capital Gain Distributions

NACM Global	$618		$250
NACM International	3,346		1,070
NACM Pacific Rim	378		4,203
NFJ International Value	731		202
RCM Global Resources	706		31
RCM International Growth Equity	646		—

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

50  Allianz Funds Annual Report | 6.30.06

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund				NACM International Fund				NACM Pacific Rim Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	455	$7,870	177	$2,641	7,393	$152,305	1,050	$17,104	5,369	$73,881	1,550	$14,552
Class B	701	11,795	199	2,943	—	—	—	—	2,156	29,124	522	4,962
Class C	415	7,016	274	3,977	3,575	73,488	626	10,209	4,178	55,753	859	8,183
Other Classes	49	838	5	72	3,485	70,545	2,132	34,063	4,880	64,371	932	9,198
Issued in reinvestment of dividends and distributions
Class A	12	210	5	78	63	1,201	— *	2	84	1,092	22	208
Class B	15	238	4	54	—	—	—	—	31	398	8	75
Class C	14	233	6	92	30	572	— *	1	42	535	9	83
Other Classes	1	12	5	66	111	2,127	42	618	103	1,343	6	56
Cost of shares redeemed
Class A	(107)	(1,836)	(42)	(618)	(767)	(15,802)	(42)	(676)	(2,139)	(29,190)	(1,270)	(11,883)
Class B	(123)	(2,072)	(29)	(420)	—	—	—	—	(694)	(8,933)	(302)	(2,793)
Class C	(152)	(2,566)	(58)	(835)	(269)	(5,399)	(79)	(1,268)	(955)	(12,434)	(489)	(4,532)
Other Classes	(84)	(1,381)	(37)	(573)	(1,448)	(29,656)	(100)	(1,490)	(1,487)	(20,076)	(1,439)	(13,861)

Net increase (decrease)resulting from Fund share transactions	1,196	$20,357	509	$7,477	12,173	$249,381	3,629	$58,563	11,568	$155,864	408	$4,248

	NFJ International Value Fund					RCM Biotechnology Fund				RCM Global Resources Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005			Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	3,590	$66,770	66		$1,009	329	$8,722	434	$10,659	144	$2,576	—	$—
Class B	—	—	—		—	56	1,427	122	2,872	—	—	—	—
Class C	1,940	36,053	23		353	115	2,978	150	3,618	49	859	—	—
Other Classes	390	7,685	7		109	454	11,928	871	21,298	14	233	300	3,000
Issued in reinvestment of dividends and distributions
Class A	28	503	—	*	4	—	—	—	—	—	—	—	—
Class B	—	—	—		—	—	—	—	—	—	—	—	—
Class C	10	188	—	*	1	—	—	—	—	—	—	—	—
Other Classes	2	50	28		412	—	—	—	—	49	737	—	—
Cost of shares redeemed
Class A	(328)	(6,088)	—	*	(2)	(381)	(9,669)	(370)	(8,768)	(68)	(1,044)	—	—
Class B	—	—	—		—	(114)	(2,872)	(119)	(2,739)	—	—	—	—
Class C	(140)	(2,565)	—	*	(3)	(155)	(3,880)	(166)	(3,822)	(6)	(94)	—	—
Other Classes	(224)	(3,877)	(2)		(30)	(3,509)	(91,244)	(4,177)	(100,637)	—	—	—	—

Net increase (decrease) resulting from Fund share transactions	5,268	$98,719	122		$1,853	(3,205)	$(82,610)	(3,255)	$(77,519)	182	$3,267	300	$3,000

*          A zero balance may reflect actual amounts rounding to less than one thousand.

6.30.06 | Allianz Funds Annual Report  51

Notes to Financial Statements (cont.)
June 30, 2006

	RCM Global Small-Cap Fund				RCM Healthcare Fund				RCM International Growth Equity Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,991	$53,990	861	$18,233	328	$7,303	519	$10,812	451	$5,461	533	$5,189
Class B	1,319	34,461	625	13,101	72	1,549	158	3,212	639	7,678	297	2,924
Class C	1,051	27,344	639	13,185	110	2,382	195	3,976	404	4,842	364	3,513
Other Classes	1,193	33,427	634	13,262	534	11,900	611	12,643	382	4,662	701	6,792
Issued in reinvestment of dividends and distributions
Class A	—	—	—	—	—	—	—	—	16	182	8	86
Class B	—	—	—	—	—	—	—	—	5	60	3	30
Class C	—	—	—	—	—	—	—	—	18	204	18	185
Other Classes	—	—	—	—	—	—	—	—	11	130	48	499
Cost of shares redeemed
Class A	(563)	(15,302)	(222)	(4,713)	(529)	(11,523)	(322)	(6,606)	(317)	(3,757)	(303)	(2,912)
Class B	(335)	(8,572)	(182)	(3,797)	(151)	(3,233)	(149)	(2,988)	(295)	(3,386)	(202)	(1,924)
Class C	(429)	(10,917)	(377)	(7,805)	(225)	(4,799)	(200)	(4,027)	(599)	(6,806)	(983)	(9,404)
Other Classes	(484)	(13,022)	(468)	(9,696)	(2,541)	(56,080)	(2,745)	(56,665)	(317)	(3,989)	(4,570)	(46,976)

Net increase (decrease) resulting from Fund share transactions	3,743	$101,409	1,510	$31,770	(2,402)	$(52,501)	(1,933)	$(39,643)	398	$5,281	(4,086)	$(41,998)

	RCM Technology Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount

Shares sold
Class A	3,834	$147,984	1,945	$63,323
Class B	232	8,824	130	4,242
Class C	613	23,233	375	12,134
Other Classes	7,474	290,519	6,750	218,515
Issued in reorganization
Class A	—	—	5,771	196,968
Class B	—	—	4,801	159,719
Class C	—	—	6,257	208,057
Other Classes	—	—	1,134	39,029
Cost of shares redeemed
Class A	(3,478)	(132,541)	(1,526)	(49,869)
Class B	(1,824)	(68,290)	(232)	(7,584)
Class C	(1,821)	(66,938)	(327)	(10,723)
Other Classes	(5,675)	(216,271)	(6,370)	(206,452)

Net increase (decrease)resulting from Fund share transactions	(645)	$(13,480)	18,708	$627,359

52  Allianz Funds Annual Report | 6.30.06

8. Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

          Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Fund, other series of Allianz Funds (the “Trust”) and other affiliated investment companies, the Trust’s sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

          Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Trust’s sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, AGI and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s and AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9. Payments from Affiliates

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in the review.

          As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds. RCM Technology Fund was reimbursed $39,452 ($0.001 per share) in connection with this matter.

          During the year ended June 30, 2006, the Adviser reimbursed RCM Global Small-Cap Fund, RCM Healthcare Fund and RCM Technology Fund, $11,116, $21,237 and $797,642 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which the Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

          During the year ended June 30, 2006, the Sub-Advisers reimbursed NACM Pacific Rim Fund, RCM Biotechnology, and RCM Global Small-Cap Fund $9,135, $2,247 and $2,422 respectively for realized losses resulting from trading errors.

10. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation

RCM Technology Fund	RCM Innovation Fund	May 27, 2005	17,963	$603,793	$603,793	$588,789	$1,192,582	$89,341

11. Fund Reorganization

NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM International Fund. Prior to October 15, 2004, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

6.30.06 | Allianz Funds Annual Report  53

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, NFJ International Value Fund, RCM Biotechnology Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Healthcare Fund, RCM International Growth Equity Fund and RCM Technology Fund, ten of the thirty-two Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 25, 2006

54  Allianz Funds Annual Report  |  6.30.06

Shareholder Meeting Results: (unaudited)

The Trust held a special meeting of shareholders on December 1, 2005 with adjourned sessions held on December 21, 2005, March 6, 2006 and March 8, 2006. Shareholders voted and approved:

A.	The following Trustees as members of the Board of Trustees:

	For	Abstain

Gary A. Childress	483,828,462	32,514,256
Theodore J. Coburn	484,249,372	32,110,305
David C. Flattum	484,126,265	32,239,764
W. Bryant Stooks	483,993,547	32,352,890
Gerald M. Thorne	483,988,607	32,361,857
F. Ford Drummond	483,986,124	32,363,891
Udo Frank	483,955,901	32,391,586
James S. MacLeod	484,114,908	32,239,607
Davey S. Scoon	484,043,331	32,312,893
Edward E. Sheridan	484,145,172	32,211,730
James W. Zug	483,828,535	32,504,690

B.	Eliminated the fundamental investment restrictions relating to illiquid securities.

Fund	For	Against	Abstain

RCM Biotechnology Fund	3,986,035	691,470	617,667
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,808,908	130,999	245,079
RCM Healthcare Fund	2,790,457	352,106	490,370
RCM Technology Fund	12,343,615	927,733	1,465,391

C.	Eliminated the fundamental investment restrictions relating to investment in other investment companies.

Fund	For	Against	Abstain

RCM Biotechnology Fund	4,046,682	632,641	615,854
RCM Global Small-Cap Fund	1,819,250	129,334	237,502
RCM Healthcare Fund	2,816,909	348,433	467,591
RCM Technology Fund	12,398,006	882,514	1,456,334

D.	Eliminated the fundamental investment restrictions relating to interested person transactions.

Fund	For	Against	Abstain

RCM Biotechnology Fund	3,866,988	794,599	634,222
RCM Global Small-Cap Fund	1,784,064	157,682	244,337
RCM Healthcare Fund	2,723,505	414,991	494,431
RCM Technology Fund	12,068,195	1,159,772	1,508,710

E.	Amended the fundamental investment restrictions relating to borrowings.

Fund	For	Against	Abstain

NACM Global Fund	416,060	42,406	57,223
NACM International Fund	2,377,838	27,333	60,642
NACM Pacific Rim Fund	2,334,306	146,208	352,092
NFJ International Value Fund	332,152	15,663	31,154
RCM Biotechnology Fund	3,923,284	750,655	621,641
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,787,543	161,891	236,646
RCM Healthcare Fund	2,765,643	386,001	481,287
RCM Technology Fund	12,200,609	1,047,074	1,489,067

F.	Eliminated the fundamental investment restrictions relating to diversification.

Fund	For	Against	Abstain

NACM International Fund	2,387,588	18,177	60,047
NACM Global Fund	426,091	34,657	54,942
NACM Pacific Rim Fund	2,387,785	110,467	334,361
RCM Biotechnology Fund	4,135,915	511,810	647,607
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,844,488	114,095	227,505
RCM Healthcare Fund	2,906,140	264,432	461,127
RCM International Growth Equity Fund	2,652,557	194,654	424,445
RCM Technology Fund	12,650,242	646,148	1,439,911

G.	Amended the fundamental investment restrictions relating to issuance of senior securities.

Fund	For	Against	Abstain

RCM Global Resources Fund	300,000	—	—
NACM International Fund	2,381,522	20,313	63,975
NFJ International Value Fund	338,310	15,638	25,020
NACM Global Fund	426,096	33,400	56,194
NACM Pacific Rim Fund	2,359,262	137,452	335,895
RCM Biotechnology Fund	4,001,292	684,004	609,977
RCM Global Small-Cap Fund	1,810,873	128,934	246,276
RCM Healthcare Fund	2,808,030	338,319	486,580
RCM Technology Fund	12,397,313	876,164	1,463,395

6.30.06 | Allianz Funds Annual Report   55

Shareholder Meeting Results: (unaudited) (cont.)

H.	Eliminated the fundamental investment restrictions relating to investments made for purpose of exercising control.

Fund	For	Against	Abstain

RCM Biotechnology Fund	4,058,797	618,446	617,479
RCM Global Small-Cap Fund	1,818,839	127,092	240,154
RCM Healthcare Fund	2,841,355	312,938	478,636
RCM Technology Fund	12,443,179	838,362	1,455,140

I.	Amended the fundamental investment restrictions relating to making loans.

Fund	For	Against	Abstain

NACM International Fund	2,378,204	19,495	68,114
NFJ International Value Fund	338,006	15,943	25,020
NACM Global Fund	416,293	41,934	57,462
NACM Pacific Rim Fund	2,344,340	152,918	335,348
RCM Biotechnology Fund	3,954,115	729,298	607,003
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,797,546	147,905	237,253
RCM Healthcare Fund	2,761,458	401,426	469,531
RCM Technology Fund	12,249,364	1,033,624	1,452,771

J.	Amended the fundamental investment restrictions relating to investments in commodities.

Fund	For	Against	Abstain

NACM International Fund	2,376,318	28,286	61,210
NACM Global Fund	418,404	40,567	56,717
NACM Pacific Rim Fund	2,357,481	138,001	337,126
NFJ International Value Fund	334,679	13,135	31,154
RCM Biotechnology Fund	4,023,918	673,695	596,583
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,818,584	132,940	234,133
RCM Healthcare Fund	2,789,901	386,189	456,170
RCM Technology Fund	12,379,607	943,009	1,413,549

K.	Eliminated the fundamental investment restrictions relating to purchasing securities on margin.

Fund	For	Against	Abstain

NFJ International Value Fund	313,138	31,979	33,853
RCM Biotechnology Fund	3,930,051	773,621	590,793
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,774,421	170,310	240,853
RCM Healthcare Fund	2,733,147	427,918	471,861
RCM Technology Fund	12,137,953	1,151,306	1,447,238

L.	Eliminated the fundamental investment restrictions relating to repurchase agreements.

Fund	For	Against	Abstain

RCM Biotechnology Fund	4,036,227	628,469	629,716
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,813,708	117,796	254,152
RCM Healthcare Fund	2,826,775	323,218	482,936
RCM Technology Fund	12,405,270	827,028	1,504,041

56  Allianz Funds Annual Report | 6.30.06

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2006) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2006 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

NACM Global	20%
NACM International	27%
NACM Pacific Rim	37%
NFJ International Value	37%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Pacific Rim	11%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2007, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2006.

Foreign Tax Credit. The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2006 are as follows:

	NACM Global Fund		NACM International Fund		NACM Pacific Rim Fund

Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax

Austria	$—	$—	$0.00086	$0.00013	$—	$—
Belgium	—	—	0.05136	0.00770	—	—
Bermuda	0.00630	—	0.00312	—	0.00203	—
China	—	—	—	—	0.00112	—
Denmark	—	—	0.01588	0.00238	—	—
Finland	0.00348	0.00052	0.02189	0.00328	—	—
Germany	0.00796	0.00119	0.01455	0.00218	—	—
Greece	0.01135	—	—	—	—	—
Hong Kong	0.01126	—	0.00886	—	0.01100	—
India	—	—	—	—	0.01267	0.00208
Ireland	0.00367	—	0.00014	—	—	—
Israel	0.00317	0.00032	—	—	—	—
Italy	0.03846	0.00577	0.05039	0.00756	—	—
Japan	0.01644	0.00115	0.07054	0.00494	0.07347	0.00514
South Korea	0.00281	0.00047	—	—	0.00311	0.00051
Luxembourg	—	—	0.00084	0.00013	—	—
Netherlands	0.00107	0.00016	0.02349	0.00352	—	—
Norway	—	—	0.01264	0.00190	—	—
Spain	0.00103	0.00015	0.02243	0.00318	—	—
Sweden	0.00953	0.00143	0.02228	0.00334	—	—
Switzerland	0.02325	0.00349	0.01998	0.00289	—	—
Thailand	0.00259	0.00026	—	—	0.00746	0.00060

	$0.14237	$0.01491	$0.33925	$0.04313	$0.11086	$0.00833

6.30.06 | Allianz Funds Annual Report  57

Federal Income Tax Information (unaudited) (cont.)
June 30, 2006

	NFJ International Value Fund

Country	Gross Foreign Dividends	Foreign Tax

Austria	$—	$—
Belgium	0.01939	0.00291
Bermuda	0.06213	—
Brazil	0.10184	0.00702
Canada	0.04650	0.00703
China	0.08420	—
Denmark	—	—
Estonia	—	—
Finland	—	—
Germany	—	—
Greece	—	—
Hong Kong	0.00093	—
Ireland	0.00289	—
Italy	—	—
Japan	0.01131	0.00086
South Korea	0.04822	0.00814
Mexico	0.04807	—
Netherlands	0.06685	0.00467
Norway	0.01952	0.00294
Peru	0.00356	0.00015
Poland	—	—
Russia	—	—
South Africa	0.00434	—
Spain	—	—
Sweden	0.03801	0.00576
Switzerland	—	—

	$0.55776	$0.03948

	RCM Healthcare		RCM International Growth Equity

Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax

Belgium	$—	$—	$0.00402	$0.00060
Bermuda	—	—	0.00333	—
Canada	—	—	0.00081	0.00012
Germany	—	—	0.02161	0.00344
Greece	—	—	0.00294	—
Hong Kong	—	—	0.00690	—
India	—	0.00011	0.00345	0.00054
Ireland	—	—	0.00143	—
Israel	0.00148	0.00024	—	—
Italy	—	—	0.01373	0.00445
Japan	—	—	0.02917	0.00204
South Korea	—	—	0.00111	0.00018
Netherlands	—	—	0.01145	0.00172
Norway	—	—	0.00849	0.00127
Spain	—	—	0.00216	0.00032
Sweden	—	—	0.00684	0.00103
Switzerland	0.02557	0.00384	0.02539	0.00381
Thailand	—	—	0.00261	0.00026

	$0.02705	$0.00419	$0.14543	$0.01978

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

58  Allianz Funds Annual Report | 6.30.06

Trustees and Executive Officers of Allianz Funds (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust*

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

David C. Flattum 8/27/64 Trustee	09/2004 to present	Managing Director, Chief Operating Officer and U.S. General Counsel, Allianz Global Investors of America L.P.	54

Member of Board of Directors of Allianz Global Investors Management U.S. Equities LLC, Allianz Global Investors of America Holdings, Inc. and Oppenheimer Group, Inc. and Member of Management Board of Allianz Global Investors Fund Management LLC.

Udo Frank 5/6/59 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. (Formerly, Chief Executive Officer – Equities, Allianz Global Investors)	32	Member of Management Board of Allianz Global Investors Fund Management LLC.

Independent Trustees

Gary A. Childress 2/28/34 Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn 7/8/53 Trustee	06/2002 to present	President of Coburn Capital Group, member of Triton Realty Partners and Executive Vice President of the Edison Schools, Inc.. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/62 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI – Health Plans.	32	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/47 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	32	Director of Sykes Enterprises, Inc.; Director of CoastalSouth Bankshares, Inc.; Trustee of University of Tampa; and Trustee of Hilton Head Prep.

Davey S. Scoon 12/14/46 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial – U.S.	32	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc.

Edward E. Sheridan 9/19/54 Trustee	01/2006 to present	Formerly Managing Director, Head of Global Institutional Sales – Debt and Equity for Merrill Lynch.	32	None

W. Bryant Stooks 9/10/40 Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	Member of Board of Trustees of The Steele Foundation.

Gerald M. Thorne 5/12/38 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	32	None

James W. Zug 7/22/40 Trustee	01/2006 to present	Formerly Partner with PricewaterhouseCoopers LLP.	32	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated

*	Trustees serve until their successors are duly elected and qualified.

Further information about Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 19, 2006, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

6.30.06 | Allianz Funds Annual Report  59

Trustees and Executive Officers of Allianz Funds (unaudited) (cont.)
 December 31, 2005

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/58 President and Chief Executive Officer	12/2004 to present

Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. 7/14/42 Vice President and Secretary	1/1997 to present

General Counsel and Secretary, Allianz Global Investors Distributors LLC (“AGID”) (Formerly, Managing Director, AGID); Executive Vice President, Allianz Global Investors of America L.P.; Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds.

Andrew J. Meyers 1/25/61 Vice President	12/2004 to present

Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/64 Treasurer and Principal Financial and Accounting Officer	6/2005 to present

Executive Vice President, Allianz Global Investors Fund Management LLC, President and Chief Executive Officer of 32 Funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer, Allianz Funds; and Trustee of 3 Funds in the Fund Complex.

Richard H. Kirk 4/6/61 Assistant Secretary	12/2004 to present

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

Lawrence Altadonna 3/10/66 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 32 Funds in the Fund Complex; Assistant Treasurer, Allianz Funds.

Youse Guia 9/3/72 Chief Compliance Officer	9/2004 to present

Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 65 Funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are elected annually by the Board of Trustees.

60  Allianz Funds Annual Report | 6.30.06

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The Allianz Funds & PIMCO Funds Family

The PIMCO Funds & Allianz Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/05).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds		PIMCO Funds

Value Stock	International Stock	Short-Duration Bond	Tax-Exempt Bond
NFJ Large-Cap Value	NACM Global	PIMCO Short-Term	PIMCO Short Duration Municipal
NFJ Dividend Value	RCM Global Small-Cap	PIMCO Low Duration	Income
OCC Value	NACM International	PIMCO Floating Income	PIMCO Municipal Bond
OCC Renaissance	NFJ International Value		PIMCO California Intermediate
NACM Flex-Cap Value	RCM International Growth Equity	Core Bond	Municipal Bond
NFJ Small-Cap Value	NACM Pacific Rim	PIMCO Total Return	PIMCO New York Municipal Bond
PIMCO High Yield Municipal Bond
Blend Stock	Sector-Related Stock	Government/Mortgage Bond
CCM Capital Appreciation	RCM Healthcare	PIMCO Long-Term U.S. Government	Real Return Strategy
CCM Mid-Cap	RCM Biotechnology	PIMCO GNMA	PIMCO Real Return
PEA Equity Premium Strategy	RCM Technology	PIMCO Total Return Mortgage	PIMCO CommodityRealReturn
OCC Core Equity	RCM Global Resources		Strategy
		Credit Strategy	PIMCO RealEstateRealReturn
Growth Stock	Asset Allocation (Strategic)	PIMCO Diversified Income	Strategy
CCM Focused Growth	AMM Asset Allocation	PIMCO High Yield
RCM Large-Cap Growth		PIMCO Investment Grade	Equity-Related
RCM Strategic Growth		Corporate Bond	PIMCO StocksPLUS®
PEA Growth			PIMCO StocksPLUS® Total Return
NACM Growth		International Bond	PIMCO Fundamental IndexPLUSTM TR
RCM Mid-Cap		PIMCO Global Bond	PIMCO Small Cap StocksPLUS® TR
PEA Target		(U.S. Dollar-Hedged)	PIMCO International StocksPLUS®
PEA Opportunity		PIMCO Foreign Bond	TR Strategy
(U.S. Dollar-Hedged)
		PIMCO Foreign Bond (Unhedged)	Asset Allocation (Tactical)
		PIMCO Emerging Markets Bond	PIMCO All Asset
		PIMCO Developing Local Markets	PIMCO All Asset All Authority

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

* As of 5/31/06 according to SimFunds.
	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ015AR_15744

Allianz Funds
Annual Report

JUNE 30, 2006

OCC Renaissance Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with this Annual Report for Allianz OCC Renaissance Fund for the year ended June 30, 2006.

The past 12 months proved to be a positive time for U.S. stocks, as strong corporate earnings growth helped propel the broad market higher. The S&P 500 Index finished the period with a respectable 8.62% gain. Still, these positive results were punctuated by bouts of volatility, especially in the second quarter of 2006, when a softening housing market and rising interest rates raised concerns over a possible economic slowdown.

Many of the same market segments that have performed well since the bear market ended in 2002 continued to find favor with investors. Value stocks once again outperformed growth, with smaller capitalization stocks generally delivering the best results. Although the Fund generated a positive return in this environment, its results were not up to our high standards. For more insight into the Fund’s performance over the past year, we encourage you to review the commentary inside this report.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

On behalf of all of us at Allianz Global Investors, thank you for investing with us. We will continue to work hard to earn the trust you have placed in us.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2006

06.30.06 | OCC Renaissance Fund Annual Report   3

Important Information About the Fund

The inception date on the Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for OCC Renaissance Fund is C, and the A and B shares were first offered in 2/91 and 5/95, respectively. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Funds’ adviser and sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

4  OCC Renaissance Fund Annual Report | 06.30.06

Important Information About the Fund (cont.)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/06 to 06/30/06.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford CT 06902, www.allianzinvestors.com, 1-888-877-4626.

06.30.06 | OCC Renaissance Fund Annual Report   5

Management Review
(Unaudited)

■

OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

■	The Fund’s Class A Shares returned 6.28% for the year ended June 30, 2006. This performance trailed the 14.27% return of the Fund’s benchmark, the Russell Midcap Value Index.

■

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Mid-cap value stocks (Russell Midcap Value Index) outperformed mid-cap growth (Russell Midcap Growth Index), returning 14.27% and 13.03% respectively.

■

Holdings in the information technology sector hurt relative performance over the period. For example, the Fund saw less-than-expected returns from its investment in Sanmina-SCI Corp., a manufacturer of printed circuit boards, which fell after the company lowered earnings expectations.

■	Relative performance was also hindered by exposure to the health care sector. Disappointing holdings in this area included Beckman Coulter, PDL BioPharma and Bristol-Myers.

■	Performance was helped during the period by sector allocation, specifically an underweight in utilities coupled with overweights in energy and industrials.

6  OCC Renaissance Fund Annual Report | 06.30.06

OCC Renaissance Fund Performance Summary
 (Unaudited)

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

				Inception*
	1 year	5 year*	10 year*	(04/18/88)

OCC Renaissance Fund Class A	6.28%	8.32%	15.12%	13.49%
OCC Renaissance Fund Class A (adjusted)	0.43%	7.10%	14.47%	13.14%
OCC Renaissance Fund Class B	5.53%	7.53%	14.50%	13.16%
OCC Renaissance Fund Class B (adjusted)	1.18%	7.23%	14.50%	13.16%
OCC Renaissance Fund Class C (adjusted)	4.60%	7.51%	14.26%	12.64%
Russell Midcap Value Index	14.27%	13.01%	13.59%	14.14%
Lipper Mid-Cap Value Fund Average	11.50%	10.74%	11.67%	12.04%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Please see page 4 for more information.

Expense Example

Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance			Hypothetical Performance (5% return before expenses)

	Class A	Class B	Class C	Class A	Class B	Class C

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,006.50	$1,003.00	$1,003.10	$1,018.55	$1,014.83	$1,014.83
Expenses Paid During Year	$6.27	$9.98	$9.98	$6.31	$10.04	$10.04

For each class of the Fund, expenses are equal to the expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown   as of 06/30/06*

Financial Services	30.5%
Healthcare	11.2%
Technology	9.9%
Consumer Discretionary	8.0%
Consumer Services	7.7%
Energy	7.2%
Utilities	5.4%
Aerospace	4.5%
Other	14.9%
Cash & Equivalents — Net	0.7%

* % of net assets as of June 30, 2006

06.30.06 | OCC Renaissance Fund Annual Report   7

Schedule of Investments
OCC Renaissance Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.8%

Aerospace—4.5%
DRS Technologies, Inc. (b)	667,000	$32,516
Goodrich Corp.	694,000	27,961
L-3 Communications Holdings, Inc. (b)	795,000	59,959

		120,436

Building/Construction—2.4%
Centex Corp.	568,000	28,570
Lennar Corp., Class A	800,000	35,496

		64,066

Capital Goods—3.1%
Parker Hannifin Corp.	250,000	19,400
Zebra Technologies Corp., Class A (a)(b)	1,858,000	63,469

		82,869

Commercial Products—1.0%
ChoicePoint, Inc. (a)	618,000	25,814

Consumer Discretionary—8.0%
CDW Corp. (b)	557,000	30,440
Claire’s Stores, Inc.	1,690,000	43,112
Family Dollar Stores, Inc. (b)	858,000	20,961
K-Swiss, Inc.	1,046,000	27,928
Oshkosh Truck Corp., Class B	1,124,000	53,413
TJX Cos., Inc.	1,726,000	39,456

		215,310

Consumer Services—7.7%
Lamar Advertising Co., Class A (a)(b)	1,080,000	58,169
Royal Caribbean Cruises Ltd. (b)	1,900,000	72,675
WPP Group PLC	6,300,000	76,154

		206,998

Energy—7.2%
Canadian Oil Sands Trust, UNIT	860,000	27,735
ConocoPhillips	275,000	18,020
Input/Output, Inc. (a)(b)	2,284,000	21,584
National-Oilwell, Inc. (a)(b)	1,240,000	78,517
Range Resources Corp.	783,000	21,290
XTO Energy, Inc.	600,000	26,562

		193,708

Financial Services—30.5%
Ambac Financial Group, Inc.	400,000	32,440
CIT Group, Inc.	1,862,000	97,364
Citigroup, Inc.	800,000	38,592
Conseco, Inc. (a)(b)	2,225,000	51,398

8  OCC Renaissance Fund Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Countrywide Financial Corp.	2,000,000	$76,160
JP Morgan Chase & Co.	1,237,000	51,954
M&T Bank Corp.	265,000	31,249
MBIA, Inc. (b)	355,000	20,785
MGIC Investment Corp.	610,000	39,650
National City Corp. (b)	1,300,000	47,047
PartnerRe Ltd. (b)	485,000	31,064
Platinum Underwriters Holdings Ltd.	1,279,000	35,786
Reinsurance Group of America (b)	1,103,000	54,213
Stancorp Financial Group, Inc.	600,900	30,592
Wachovia Corp. (b)	800,000	43,264
Wells Fargo & Co.	700,000	46,956
Zions Bancorporation	1,144,000	89,163

		817,677

Healthcare—11.2%
Barr Laboratories, Inc. (a)	295,000	14,069
Beckman Coulter, Inc. (b)	479,000	26,609
Invitrogen Corp. (a)(b)	661,000	43,672
Laboratory Corp. of America Holdings (a)(b)	700,000	43,561
Omnicare, Inc. (b)	915,000	43,389
PDL BioPharma, Inc. (a)(b)	998,000	18,373
Pfizer, Inc.	1,800,000	42,246
Sanofi-Aventis ADR	500,000	48,715
WellPoint, Inc. (a)	250,000	18,193

		298,827

Materials & Processing—0.7%
Smurfit-Stone Containers Corp. (a)	1,677,000	18,346

Technology—9.9%
Ametek, Inc.	445,000	21,084
Amphenol Corp., Class A	442,000	24,734
CACI International, Inc. (a)	703,000	41,006
Gentex Corp. (b)	3,519,000	49,266
Jabil Circuit, Inc.	588,400	15,063
KLA-Tencor Corp. (b)	879,000	36,540
Mantech International Corp. (a)	347,000	10,709
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	2,059,981	18,911
Thermo Electron Corp. (a)(b)	1,354,000	49,069

		266,382

Telecommunications—3.3%
Anixter International, Inc. (b)	255,000	12,102
AT&T, Inc. (b)	1,800,000	50,202
Motorola, Inc.	1,250,000	25,188

		87,492

See accompanying Notes to Financial Statements | 6.30.06 | OCC Renaissance Fund Annual Report  9

Schedule of Investments (cont.)
 OCC Renaissance Fund
 June 30, 2006

	Shares	Value (000s)

Transportation—2.9%
Continental Airlines, Inc. (a)(b)	650,000	$19,370
Union Pacific Corp.	250,000	23,240
UTI Worldwide, Inc.	1,426,000	35,978

		78,588

Utilities—5.4%
Dominion Resources, Inc. (b)	600,000	44,874
DPL, Inc. (b)	795,000	21,306
Duke Energy Corp. (b)	2,029,560	59,608
SCANA Corp.	515,000	19,869

		145,657

Total Common Stock (cost—$2,440,090)		2,622,170

EXCHANGE-TRADED FUNDS—1.5%
iShares Russell Midcap Value Index Fund (b)	155,600	20,566
iShares S&P MidCap 400 (b)	267,600	19,944

Total Exchange-Traded Funds (cost—$42,248)		40,510

SHORT-TERM INVESTMENTS—20.6%

Collateral Invested for Securities on Loan (d)—19.6%
Allianz Dresdner Daily Asset Fund (e)	95,000,000	95,000

	Principal Amount (000s)

Bank of America Corp.,
5.13% due 8/22/06, FRN	$25,000	25,027
Bank of America N.A.,
5.363% due 6/19/07, FRN	20,000	20,000
5.383% due 7/3/06	45,000	45,000
Bavaria TRR Corp.,
5.307% due 7/5/06	25,000	24,982
Bayerische Landesbank,
5.373% due 1/24/07, FRN	1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	5,000	5,001
Canadian Imperial Bank,
5.34% due 7/3/06	35,979	35,979
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	92,000	92,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	44,000	44,009
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (c)	3,000	2,999
KKR Atlantic Funding Trust,
5.323% due 7/21/06	8,500	8,464

10  OCC Renaissance Fund Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Morgan Stanley,
5.21% due 2/2/07, FRN	$10,000	$10,000
5.392% due 7/10/06	2,000	2,000
5.393% due 7/10/06	30,000	30,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	28,000	27,988
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	5,000	5,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	20,000	19,917
Sigma Finance, Inc., FRN (c),
5.368% due 6/20/07	10,000	9,998
5.369% due 4/5/07	5,000	5,002
Starbird Funding Corp.,
5.295% due 7/24/06	15,000	14,932

		524,298

Repurchase Agreement—1.0%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $26,102; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $26,616 including accrued interest (cost—$26,091)	26,091	26,091

Total Short-Term Investments (cost—$550,351)		550,389

Total Investments (cost—$3,032,689)(f)—119.9%		3,213,069

Liabilities in excess of other assets—(19.9)%		(532,238)

Net Assets—100.0%		$2,680,831

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing.
(b)	All or portion on loan with an aggregate market value of $506,049; cash collateral of $522,831 was received with which the Fund purchased short-term investments.
(c)

144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d)	Securities purchased with the cash proceeds from the securities on loan.
(e)	The Fund is investing in shares of this affiliated Fund.
(f)	Securities with an aggregate market value of $124,870, which represent 4.66% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipts
FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.
UNIT — More than one class of securities traded together.

See accompanying Notes to Financial Statements | 6.30.06 | OCC Renaissance Fund Annual Report  11

Statement of Assets and Liabilities
June 30, 2006

Amounts in thousands, except per share amounts

Assets:

Investments, at value (cost $3,032,689)	$3,213,069
Receivable for investments sold	4,616
Dividends and interest receivable (net of foreign taxes)	2,262
Receivable for Fund shares sold	1,769
Securities lending interest receivable (net)	48

3,221,764

Liabilities:
Payable for collateral for securities on loan	524,260
Payable for Fund shares redeemed	11,120
Payable for investments purchased	1,925
Investment advisory fee payable	1,337
Distribution fee payable	944
Administration fee payable	829
Servicing fee payable	518

540,933

Net Assets	$2,680,831

Net Assets Consist of:
Paid-in capital	$2,275,017
Undistributed of net investment income	1
Accumulated net realized gain	225,444
Net unrealized appreciation of investments and foreign currency transaction	180,369

Net Assets	$2,680,831

Net Assets:
Class A	$946,613
Class B	718,005
Class C	752,734
Other Classes	263,479

Shares Issued and Outstanding:
Class A	43,855
Class B	36,216
Class C	38,263
Other Classes	12,199

Net Asset Value and Redemption Price
Per Share (Net Asset Per Share Outstanding)*

Class A	$21.58
Class B	19.83
Class C	19.67

* With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

12  OCC Renaissance Fund Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Statement of Operations
 Year Ended June 30, 2006

Amounts in thousands

Investment Income:
Dividends, net of foreign withholding taxes	$53,317
Interest	2,436
Securities lending income (net)	613
Dividends from investments in Affiliates	594

Total Income	56,960

Expenses:
Investment advisory fees	22,356
Administration fees	13,596
Distribution fees – Class C	7,616
Distribution fees – Class B	6,753
Servicing fees – Class A	3,529
Servicing fees – Class C	2,539
Servicing fees – Class B	2,251
Distribution and/or servicing fees – Other Classes	859
Trustees’ fees	434
Shareholder communications expense	320
Interest expense	5
Total Expenses	60,258

Net Investment Loss	(3,298)

Realized and Change in Unrealized Gain (Loss):

Net realized gain (loss) on:
Investments	367,985
Investments in Affiliates	40,043
Foreign currency transactions	(214)
Payment from Affiliates*	5,075
Net change in unrealized appreciation/depreciation of:
Investments and affiliates	(150,395)
Foreign currency transactions	4
Net Realized and Change in Unrealized Gain	262,498

Net Increase in Net Assets Resulting from Investment Operations	$259,200

*   See Note 9

See accompanying Notes to Financial Statements | 6.30.06 | OCC Renaissance Fund Annual Report  13

Statements of Changes in Net Assets

Amounts in thousands

Increase (Decrease) in Net Assets from:

Investment Operations:	Year ended June 30, 2006	Year ended June 30, 2005

Net investment loss	$(3,298)	$(23,651)
Net increase from repayments by Investment Adviser	—	3,880
Net realized gain on investments and foreign currency transactions	367,771	874,642
Net realized gain from investments in Affiliates	40,043	—
Payments from Affiliates**	5,075	—
Net change in unrealized appreciation/depreciation of investments, investments in affiliates and foreign currency transactions	(150,391)	(975,852)

Net increase (decrease) resulting from investment operations	259,200	(120,981)

Distributions to Shareholders from:

Net realized capital gains
Class A	(240,596)	—
Class B	(162,859)	—
Class C	(183,194)	—
Other Classes	(70,598)	—

Total Distributions to Shareholders	(657,247)	—

Fund Share Transactions:

Shares sold
Class A	185,643	761,552
Class B	28,830	112,016
Class C	61,732	258,982
Other Classes	176,219	322,409
Issued in reinvestment of distributions
Class A	205,488	—
Class B	134,890	—
Class C	142,816	—
Other Classes	46,121	—
Cost of shares redeemed
Class A	(1,289,415)	(1,126,940)
Class B	(421,217)	(323,228)
Class C	(665,567)	(561,024)
Other Classes	(419,751)	(687,452)
Net decrease from Fund share transactions	(1,814,211)	(1,243,685)

Fund Redemption Fees	106	429

Total Decrease in Net Assets	(2,212,152)	(1,364,237)

Net Assets:

Beginning of year	4,892,983	6,257,220

End of year*	$2,680,831	$4,892,983

* Including undistributed (dividends in excess of) net investment income of:	$1	$(24)

**   See Note 9

14  OCC Renaissance Fund Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

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Financial Highlights

Class A Shares
Per Share Data for the Year Ended:	6/30/2006		6/30/2005

Net Asset Value Beginning of Year	$24.30		$24.71
Investment Operations:
Net Investment Income (Loss)(a)	0.06		—
Net Realized and Change in Unrealized Gain (Loss) on Investments(a)	1.45		(0.41)
Total Income (Loss) from Investment Operations	1.51		(0.41)
Distributions to Shareholders from Net Realized Capital Gains	(4.23)		—
Fund Redemption Fees(a)	—	(f)	—	(f)
Net Asset Value End of Year	$21.58	(e)	$24.30	(d)
Total Return	6.28	%(e)	(1.66	)%(d)
Net Assets End of Year (000s)	$946,613		$1,976,127
Ratio of Net Expenses to Average Net Assets	1.25%		1.23	%(b)(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28%		0.01%
Portfolio Turnover Rate	85%		101%

(a)	Calculated on average shares outstanding during the year.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)

Repayments by the adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the adviser had not made repayments, end of period net asset value and total return would have been $24.28 and (1.72)%, respectively.

(e)

Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $21.55 and 6.14%, respectively.

(f)	Less than $0.01 per share.

16   OCC Renaissance Fund Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

6/30/2004		6/30/2003	6/30/2002

$17.18		$19.10	$19.31

(0.04)		0.01	0.02

7.57		(1.24)	1.09
7.53		(1.23)	1.11

—		(0.69)	(1.32)
—	(f)	— (f)	—	(f)
$24.71		$17.18	$19.10
43.83%		(5.92)%	5.43%
$2,375,379		$1,157,435	$1,503,396
1.24	%(b)	1.25%	1.24	%(b)

(0.17)%		0.09%	0.09%
60%		76%	109%

See accompanying Notes to Financial Statements | 6.30.06 | OCC Renaissance Fund Annual Report   17

Financial Highlights (cont.)

Class B Shares
Per Share Data for the Year Ended:	6/30/2006		6/30/2005

Net Asset Value Beginning of Year	$22.80		$23.35
Investment Operations:
Net Investment Loss(a)	(0.10)		(0.17)
Net Realized and Change in Unrealized Gain (Loss) on Investments(a)	1.36		(0.38)
Total Income (Loss) from Investment Operations	1.26		(0.55)
Distributions to Shareholders from Net Realized Capital Gains	(4.23)		—
Fund Redemption Fees(a)	—	(f)	—	(f)
Net Asset Value End of Year	$19.83	(e)	$22.80	(d)
Total Return	5.53	%(e)	(2.35	)%(d)
Net Assets End of Year (000s)	$718,005		$1,082,660
Ratio of Net Expenses to Average Net Assets	2.00%		1.98	%(b)(c)
Ratio of Net Investment Loss to Average Net Assets	(0.46)%		(0.74)%
Portfolio Turnover Rate	85%		101%

(a)	Calculated on average shares outstanding during the year.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)

Repayments by the adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the adviser had not made repayments, end of period net asset value and total return would have been $22.78 and (2.42)%, respectively.

(e)

Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the affiliates had not made repayments, the end of period net asset value and total return would have been $19.80 and 5.38%, respectively.

(f)	Less than $0.01 per share.

18   OCC Renaissance Fund Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

6/30/2004		6/30/2003	6/30/2002

$16.37		$18.37	$18.74

(0.19)		(0.09)	(0.13)

7.17		(1.22)	1.08
6.98		(1.31)	0.95

—		(0.69)	(1.32)
—	(f)	— (f)	—	(f)
$23.35		$16.37	$18.37
42.64%		(6.60)%	4.71%
$1,322,887		$838,701	$1,090,610
1.99	%(b)	2.00%	1.98	%(b)

(0.92)%		(0.66)%	(0.65)%
60%		76%	109%

See accompanying Notes to Financial Statements | 6.30.06 | OCC Renaissance Fund Annual Report   19

Financial Highlights (cont.)

Class C Shares
Per Share Data for the Year Ended:	6/30/2006		6/30/2005

Net Asset Value Beginning of Year	$22.66		$23.21
Investment Operations:
Net Investment Loss(a)	(0.10)		(0.17)
Net Realized and Change in Unrealized Gain (Loss) on Investments(a)	1.34		(0.38)
Total Income (Loss) from Investment Operations	1.24		(0.55)
Distributions to Shareholders from Net Realized Capital Gains	(4.23)		—
Fund Redemption Fees(a)	—	(f)	—	(f)
Net Asset Value End of Year	$19.67	(e)	$22.66	(d)
Total Return	5.47	%(e)	(2.37	)%(d)
Net Assets End of Year (000s)	$752,734		$1,331,633
Ratio of Net Expenses to Average Net Assets	2.00%		1.98	%(b)(c)
Ratio of Net Investment Loss to Average Net Assets	(0.46)%		(0.74)%
Portfolio Turnover Rate	85%		101%

(a)	Calculated on average shares outstanding during the year.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)

Repayments by the investment adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the adviser had not made repayments, end of period net asset value and total return would have been $22.64 and (2.44)%, respectively.

(e)

Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the investment manager had not made repayments, end of period net asset value and total return would have been $19.64 and 5.32%, respectively.

(f)	Less than $0.01 per share.

20   OCC Renaissance Fund Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

6/30/2004		6/30/2003	6/30/2002

$16.26		$18.26	$18.64

(0.19)		(0.09)	(0.13)

7.14		(1.22)	1.07
6.95		(1.31)	0.94

—		(0.69)	(1.32)
—	(f)	— (f)	—	(f)
$23.21		$16.26	$18.26
42.74%		(6.65)%	4.68%
$1,669,104		$1,020,956	$1,439,607
1.99	%(b)	2.00%	1.99	%(b)

(0.92)%		(0.66)%	(0.65)%
60%		76%	109%

See accompanying Notes to Financial Statements | 6.30.06 | OCC Renaissance Fund Annual Report   21

Notes to Financial Statements
June 30, 2006

1. Organization

OCC Renaissance Fund (“Fund”) is a fund of the Allianz Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds. The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

          In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

          Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and Small-Cap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

          The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things,

22  OCC Renaissance Fund Annual Report | 6.30.06

consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors. The Fund retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid-in-capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $502,892.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of

6.30.06 | OCC Renaissance Fund Annual Report  23

Notes to Financial Statements (cont.)
June 30, 2006

business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Short Sales. The Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales exposes the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2006 was $116,812. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the Fund’s securities lending agent.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

          The Fund also has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

24  OCC Renaissance Fund Annual Report | 6.30.06

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

Investment Advisory Fee	Administration Fee*

All Classes	Inst’l Class	(1)	Admin. Class	(1)	Class A, B and C	(2)	Class D	(2)	Class R	(2)

0.60%	0.25%		0.25%		0.40%		0.40%		0.40%

(1)

Effective January 1, 2006, the Administrative Fee rate for Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion.

(2)

The Administrative Fee rate for Classes A,B,C,D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

*

Effective January 1, 2006, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

Redemption Fees. Investors in the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days of their acquisition (i.e., beginning on the 8th day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, the holding period for redemptions was 60 days.

          In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

          A new 7 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

          Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Fund’s Adviser, Sub-Adviser, or Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

          The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), serves as the distributor of the Fund’s shares. The Fund is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months

6.30.06 | OCC Renaissance Fund Annual Report  25

Notes to Financial Statements (cont.)
June 30, 2006

beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2006.

          Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2006, AGID received $4,625,251 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          Trustees, other than those affiliated with AGIFM, Allianz Global, or Sub-Adviser, receive a quarterly retainer of $20,000 ($50,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee. Each Committee Chairman (other than the Chairman of the Valuation Committee) receives an additional annual retainer of $3,000. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee shall be compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their

26  OCC Renaissance Fund Annual Report | 6.30.06

election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2006, were as follows (amounts in thousands):

Purchases	Sales

$3,124,576	$5,613,355

5. Federal Income Tax Matters

At June 30, 2006, the components of distributable taxable earnings were (amounts in thousands):

Undistributed Ordinary Income	Undistritubed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	(1)	Other Differences	Accumulated Capital Losses	Post-October Deferral

$69,631	$161,243	$(11)		$—	$—	$—

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.

As of June 30, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	(1)

$3,038,119	$294,399	$(119,449)	$174,950

(1)	Primary differences, if any, between book and tax net unrealized appreciation/depreciation are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended June 30, 2006, the Fund made no tax basis distribution.

          Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

6.30.06 | OCC Renaissance Fund Annual Report  27

Notes to Financial Statements (cont.)
 June 30, 2006

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount

Shares sold
Class A	7,998	$185,643	31,180	$761,552
Class B	1,383	28,829	4,884	112,016
Class C	2,981	61,731	11,323	258,982
Other Classes	7,407	176,218	13,200	322,409

Issued in reinvestment of distributions
Class A	9,562	205,488	—	—
Class B	6,806	134,890	—	—
Class C	7,264	142,816	—	—
Other Classes	2,148	46,122	—	—

Cost of shares redeemed
Class A	(55,013)	(1,289,415)	(46,022)	(1,126,940)
Class B	(19,453)	(421,217)	(14,051)	(323,228)
Class C	(30,752)	(665,566)	(24,479)	(561,024)
Other Classes	(17,948)	(419,751)	(28,369)	(687,452)

Net decrease resulting
from Fund share transactions	(77,617)	$(1,814,211)	(52,334)	$(1,243,685)

7. Affiliated Transactions

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting securities at any point during the fiscal year. The table below shows the transactions in and earnings from investments in this affiliated issuer for the year ended June 30, 2006 (amounts in thousands):

	Unrealized
Issuer Name	Market Value 6/30/2005	Purchases at Cost	Proceeds from Sales	Appreciation (Depreciation)	Market Value 6/30/2006	Dividend Income	Net Realized Capital Gain

Chemtura Corp.*	$95,815	$—	$82,620	$—	$—	$594	$40,043

*   Not affiliated at June 30, 2006

8. Regulatory and Litigation Matters

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. Allianz Global, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

          Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings

28  OCC Renaissance Fund Annual Report | 6.30.06

in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

          Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz Global, they and their affiliates (including the Trust’s sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz Global and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM, PEA’s and AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9. Payments from Affiliates

AGIFM has identified transactions in which the Fund’s purchase of shares of exchange-traded index funds caused ownership of other investment companies to exceed the Fund’s investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Fund for losses identified in that review of $5,074,548 ($0.03 per share).

          As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused the Fund’s ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC staff requested that AGIFM reimburse the Fund for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Fund for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the Fund.

6.30.06 | OCC Renaissance Fund Annual Report  29

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the Allianz Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the OCC Renaissance Fund, one of the thirty-two Funds constituting the Allianz Funds, (hereafter referred to as the “Fund”) at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights of the Fund for the Class A, B and C shares for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 25, 2006

30  OCC Renaissance Fund Annual Report | 6.30.06

OCC Renaissance Fund-A, B, C
Shareholder Meeting Results: (unaudited)

II.	The Trust held a special meeting of shareholders on December 1, 2005 with adjourned sessions held on December 21, 2005, March 6, 2006 and March 8, 2006. Shareholders voted and approved:

         A. The following Trustees as members of the Board of Trustees:

	For	Abstain

Gary A. Childress	483,828,462	32,514,256
Theodore J. Coburn	484,249,372	32,110,305
David C. Flattum	484,126,265	32,239,764
W. Bryant Stooks	483,993,547	32,352,890
Gerald M. Thorne	483,988,607	32,361,857
F. Ford Drummond	483,986,124	32,363,891
Udo Frank	483,955,901	32,391,586
James S. MacLeod	484,114,908	32,239,607
Davey S. Scoon	484,043,331	32,312,893
Edward E. Sheridan	484,145,172	32,211,730
James W. Zug	483,828,535	32,504,690

6.30.06 | OCC Renaissance Fund Annual Report  31

Trustees and Officers of Allianz Funds (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

David C. Flattum* 8/27/64 Trustee	9/2004 to present	Managing Director, Chief Operating Officer and U.S. General Counsel, Allianz Global Investors of America L.P.	54

Member of Board of Directors of Allianz Global Investors Management U.S. Equities LLC, Allianz Global Investors of America Holdings, Inc. and Oppenheimer Group, Inc. and Member of Management Board of Allianz Global Investors Fund Management LLC.

Udo Frank* 5/6/59 Trustee	1/2006 to present	Chief Executive Officer, RCM Capital Management LLC. (Formerly, Chief Executive Officer – Equities, Allianz Global Investors)	32	Member of Management Board of Allianz Global Investors Fund Management LLC.

Independent Trustees

Gary A. Childress 2/28/34 Trustee	1/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn 7/8/53 Trustee	6/2002 to present	President of Coburn Capital Group, member of Triton Realty Partners and Executive Vice President of the Edison Schools, Inc. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/62 Trustee	1/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI – Health Plans.	32	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/47 Trustee	1/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	32	Director of Sykes Enterprises, Inc.; Director of CoastalSouth Bankshares, Inc.; Trustee of University of Tampa; and Trustee of Hilton Head Prep.

32  OCC Renaissance Fund Annual Report | 6.30.06

Independent Trustees

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Davey S. Scoon 12/14/46 Trustee	1/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial – U.S.	32	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc.

Edward E. Sheridan 9/19/54 Trustee	1/2006 to present	Formerly Managing Director, Head of Global Institutional Sales – Debt and Equity for Merrill Lynch.	32	None

W. Bryant Stooks 9/10/40 Trustee	1/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	Member of Board of Trustees of The Steele Foundation.

Gerald M. Thorne 5/12/38 Trustee	1/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	32	None

James W. Zug 7/22/40 Trustee	1/2006 to present	Formerly Partner with PricewaterhouseCoopers LLP.	32	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated

* Trustees serve until their successors are duly elected and qualified.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 19, 2006, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

6.30.06 | OCC Renaissance Fund Annual Report  33

Trustees and Officers of Allianz Funds (unaudited) (cont.)

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/58 President and Chief Executive Officer	12/2004 to present

Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. 7/14/42 Vice President and Secretary	1/1997 to present

General Counsel and Secretary, Allianz Global Investors Distributors LLC (“AGID”) (Formerly, Managing Director, AGID); Executive Vice President, Allianz Global Investors of America L.P.; Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds.

Andrew J. Meyers 1/25/61 Vice President	12/2004 to present

Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/64 Treasurer and Principal Financial and Accounting Officer	6/2005 to present

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 Funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer, Allianz Funds; Trustee of 8 Funds in the Fund Complex.

Richard H. Kirk 4/6/61 Assistant Secretary	12/2004 to present

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc. (2000-2002).

34  OCC Renaissance Fund Annual Report | 6.30.06

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lawrence G. Altadonna 3/10/66 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 32 Funds in the Fund Complex; Assistant Treasurer, Allianz Funds.,

Youse Guia 9/3/72 Chief Compliance Officer	9/2004 to present

Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 64 Funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

** The officers of the Trust are elected annually by the Board of Trustees.

6.30.06 | OCC Renaissance Fund Annual Report  35

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	Oppenheimer Capital LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, R.I. 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ038AR_15585

Allianz Funds Annual Report

JUNE 30, 2006

Domestic Stock Funds

Share Class

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Strategic Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

BLEND STOCK FUNDS

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

PEA Equity Premium Strategy Fund
(Formerly PEA Growth & Income Fund)

OCC Core Equity Fund

VALUE STOCK FUNDS NFJ Large-Cap Value Fund NFJ Dividend Value Fund OCC Value Fund OCC Renaissance Fund NACM Flex-Cap Value Fund NFJ Small-Cap Value Fund
D

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

Contents

Letter to Shareholders	3

Important Information About the Funds	4–5

Fund Summaries	6–21

Schedules of Investments	22–43

Fund	Fund Summary	Schedule of Investments

CCM Capital Appreciation Fund	6	22
CCM Mid-Cap Fund	7	24
NACM Flex-Cap Value Fund	8	26
NACM Growth Fund	9	27
NFJ Dividend Value Fund	10	28
NFJ Large-Cap Value Fund	11	29
NFJ Small-Cap Value Fund	12	30
OCC Core Equity Fund	13	32
OCC Renaissance Fund	14	33
OCC Value Fund	15	35
PEA Equity Premium Strategy Fund	16	36
PEA Growth Fund	17	38
PEA Target Fund	18	39
RCM Large-Cap Growth Fund	19	40
RCM Mid-Cap Fund	20	41
RCM Strategic Growth Fund	21	42

Statements of Assets and Liabilities	44–45

Statements of Operations	46–47

Statements of Changes in Net Assets	48–51

Financial Highlights	52–57

Notes to Financial Statements	58–68

Report of Independent Registered Public Accounting Firm	69

Shareholder Meeting Results	70–71

Federal Income Tax Information	72

Trustees and Executive Officers of Allianz Funds	73–74

Board Approval of Investment Advisory and Portfolio Management Agreements of RCM Strategic Growth Fund	75–77

2  Allianz Funds Annual  Report | 06.30.06

Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2006.

The past 12 months proved to be a positive time for U.S. stocks, as strong corporate earnings growth helped propel the broad market higher. The S&P 500 Index finished the period with a respectable 8.62% gain. Still, these positive results were punctuated by bouts of volatility, especially in the second quarter of 2006, when a softening housing market and rising interest rates raised concerns over a possible economic slowdown.

Many of the same market segments that have performed well since the bear market ended in 2002 continued to find favor with investors. Value stocks once again dominated growth, with the Russell 1000 Value Index returning 12.09% compared to 6.12% for the Russell 1000 Growth Index. Smaller-capitalization stocks were among the best performers, as evidenced by a 14.56% rise in the Russell 2000 Index.

While these recent results are encouraging, it is important to remember that markets move in cycles. That is why we believe investors should follow a disciplined investment strategy-one that involves long-term exposure to a range of asset classes and investment styles. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

I would also like to take this opportunity to announce the debut over the reporting period of three new Allianz Funds. RCM Strategic Growth Fund, a new aggressive growth fund, was launched on March 31, 2006. Also, retail share classes of RCM Global Resources Fund and CCM Focused Growth Fund, which had previously been available only to institutional investors, were opened within the past year.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

On behalf of all of us at Allianz Global Investors, thank you for allowing us to serve your investment needs. We look forward to continuing to do so in the future.

Sincerely,

E. Blake Moore, Jr. President July 31, 2006

Allianz Funds Annual Report | 06.30.06  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): CCM Capital Appreciation (4/98), CCM Mid-Cap (4/98), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), OCC Value (4/98), PEA Equity Premium Strategy (7/00), RCM Large-Cap Growth (3/99) and RCM Mid-Cap (12/00). The oldest share class for the following Fund is the A shares, and the D shares were first offered in (month/year): PEA Target (6/00). The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): OCC Renaissance (4/98) and PEA Growth (1/00). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4  Allianz Funds Annual Report  | 06.30.06

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/06 to 06/30/06.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

The Russell Midcap Growth Index replaced the Russell Midcap Index as the CCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Growth Index is more representative of the Fund’s investment strategies. The Russell Midcap Index replaced the Russell Midcap Growth Index as the RCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The Russell Midcap Growth Index replaced the Russell Midcap Index as the CCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Growth Index is more representative of the Fund’s investment strategies. The Russell Midcap Index replaced the Russell Midcap Growth Index as the RCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902,
www.allianzinvestors.com, 1-888-877-4626.

Allianz Funds Annual Report | 06.30.06   5

A  B L E N D  S T O C K  F U N D

CCM Capital Appreciation Fund	Ticker Symbols: D Share: PCADX
(Unaudited)

■

CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

■	The Fund’s Class D Shares returned 9.91% for the year ended June 30, 2006. This performance surpassed the 8.62% return of the fund’s benchmark, the S&P 500 Index.

■

Stocks got off to a strong start in the fiscal year covered by this report, posting positive returns for the second half of 2005 and the first quarter of 2006. But, continued interest rate hikes and some erosion in the housing market raised investors’ concern in the second quarter of 2006, driving the S&P 500 Index down 1.44% for the three months. Large-cap growth continued to trail large-cap value for the year.

■

The Fund’s relative performance was helped by solid stock selection in the energy sector. In particular, the Fund benefited from its investment in coal producer Peabody Energy, which gained more than 100% over the 12-month period. With crude oil prices reaching record highs, the demand for less expensive alternatives, such as coal, rose. This increased demand led to better-than-expected profit growth for Peabody.

■

Performance was also supported by stock selection in industrials. Standouts in this sector included Emerson Electric and Boeing. Emer-son benefited from an increase in sales and improved profit margins. Boeing was up on new contracts and its leadership position in sales to discount airlines.

■	Relative returns were hindered by disappointing stock selection in consumer discretionary. For example, home builder DR Horton fell on increasing concerns over the housing market.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (03/08/91)

CCM Capital Appreciation Fund Class D	9.91%	2.48%	9.19%	11.60%
S&P 500 Index	8.62%	2.49%	8.32%	10.64%
Lipper Multi-Cap Growth Fund Average	10.44%	0.76%	6.59%	10.66%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†         The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,020.90	$1,019.24
Expenses Paid During Period	$5.61	$5.61

Expenses are equal to the expense ratio for the class 1.12% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06

Technology	16.9%
Healthcare	12.7%
Financial Services	11.7%
Energy	8.6%
Consumer Discretionary	8.2%
Capital Goods	8.1%
Aerospace	4.2%
Consumer Services	3.9%
Other	22.2%
Cash & Equivalents — Net	3.5%
* % of net assets as of June 30, 2006

6  Allianz Funds Annual Report | 06.30.06

A  B L E N D  S T O C K  F U N D

CCM Mid-Cap Fund	Ticker Symbols: D Share: PMCDX
(Unaudited)

■

CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

■	The Fund’s Class D Shares returned 12.68% for the year ended June 30, 2006. This performance trailed the 13.03% return of the Fund’s benchmark, the Russell Midcap Growth Index.

■

Stocks got off to a strong start in the fiscal year covered by this report, posting positive returns for the second half of 2005 and the first quarter of 2006. But, continued interest rate hikes and some erosion in the housing market raised investors’ concern in the second quarter of 2006, driving the market (as measured by the S&P 500 Index) down 1.44% for the three months. Mid-cap growth stocks outperformed the broad market for the year, gaining 13.03%.

■

The Fund delivered strong absolute performance for the year but slightly trailed its benchmark. This relative performance was due in part to disappointing stock selection in the healthcare sector. For example, Fund holding Emdeon Corp. delivered less than expected returns due to challenges integrating acquisitions and muted growth in its second largest business segment, which builds IT systems for physicians’ offices.

■

Relative performance was also hurt by the Fund’s overweight exposure to utilities. Two names in particular that hindered performance were AGL Resources and ONEOK Inc., both of which are in the natural gas business.

■

The Fund benefited from its underweight exposure to consumer discretionary stocks, which suffered when rising interest rates began to affect consumer spending. Standout names in this sector included Choice Hotels and Chicos, a women’s apparel chain.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (08/26/91)

CCM Mid-Cap Fund Class D	12.68%	5.73%	10.61%	12.23%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	10.53%
Russell Midcap Index	13.67%	9.92%	12.06%	13.38%
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	9.71%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,037.00	$1,019.34
Expenses Paid During Period	$5.56	$5.51

Expenses are equal to the expense ratio for the class 1.10% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.6%
Financial Services	12.6%
Energy	11.4%
Consumer Discretionary	10.7%
Healthcare	9.6%
Capital Goods	6.2%
Consumer Services	4.5%
Communications	3.9%
Other	18.0%
Cash & Equivalents — Net	1.5%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  7

A  V A L U E  S T O C K  F U N D

NACM Flex-Cap Value Fund	Ticker Symbols: D Share: PNFDX
(Unaudited)

■

NACM Flex-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

■	The Fund’s Class D Shares gained 14.74% for the year ended June 30, 2006. This result outperformed the Fund’s benchmark, the Russell 3000 Value Index, which rose 12.33% over the same time period.

■

U.S. equities advanced during the year, as losses from the second quarter of 2006 were unable to offset gains from the prior nine months. Value stocks (as measured by the Russell 3000 Value Index) increased 12.33% outperforming growth stocks (Russell 3000 Growth Index), which rose 6.84%. While small-, mid- and large-cap value equities all posted double-digit gains, the small-cap value segment turned in the best results, rising 14.60% (Russell 2000 Value Index).

■

The Fund’s outperformance was driven by stock selection, which was positive in most sectors of investment and particularly strong in energy and financials. Top-performing positions included Valero Energy, an oil refiner, and Goldman Sachs Group, an investment banking, trading and asset management firm. Valero Energy benefited from robust global demand for transportation fuel and limited spare capacity in the refining industry. Goldman Sachs Group delivered strong operating results across its lines of business.

■

Stock selection among telecommunication services and materials companies unfavorably impacted relative performance. Dow Chemical, a chemical and plastics manufacturer, was one of the largest detractors to Fund performance. The company experienced declining volumes and higher raw materials costs.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Flex-Cap Value Fund Class D	14.74%	—	—	19.22%
Russell 3000 Value Index	12.33%	—	—	14.72%
Lipper Multi-Cap Value Fund Average	10.24%	—	—	13.35%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,057.10	$1,018.25
Expenses Paid During Period	$6.73	$6.61

Expenses are equal to the expense ratio for the class 1.32% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	33.5%
Energy	12.1%
Technology	8.7%
Telecommunications	7.6%
Capital Goods	6.8%
Consumer Services	4.1%
Consumer Discretionary	3.9%
Healthcare	3.8%
Other	14.0%
Cash & Equivalents — Net	5.5%
* % of net assets as of June 30, 2006

8  Allianz Funds Annual Report | 06.30.06

A  G R O W T H  S T O C K  F U N D

NACM Growth Fund	Ticker Symbols: D Share: NGWDX
(Unaudited)

■

NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

■	The Fund’s Class D Shares gained 9.37% for the year ended June 30, 2006. This result outperformed the Fund’s benchmark, the Russell 1000 Growth Index, which rose 6.12% over the same time period.

■

Despite a weak second quarter of 2006, the broad U.S. stock market registered a solid gain during the one-year period against a favorable economic and earnings backdrop. Large-cap growth stocks (as measured by the Russell 1000 Growth Index) trailed large-cap value stocks (Russell 1000 Value Index), advancing 6.12% and 12.09%, respectively.

■

Stock selection contributed to the Fund’s outperformance and was particularly strong in the consumer staples, health care and information technology sectors. Agricultural processor Archer Daniels Midland was the top contributor to Fund performance, helped by strong demand for the corn-based ethanol it produces. The Fund’s sector allocations also added value, including an overweight in energy stocks. Energy was the best-performing sector in the large-cap growth market amid an approximately 30% surge in oil prices.

■

While the Fund outperformed the benchmark, there were pockets of relative weakness, such as stock selection in industrials. A notable detractor was Cendant, a provider of travel and real estate services that suffered from problems in its travel distribution business and a slower real estate market.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Growth Fund Class D	9.37%	—	—	9.66%
Russell 1000 Growth Index	6.12%	—	—	8.69%
Lipper Large-Cap Growth Fund Average	5.43%	—	—	7.89%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,035.40	$1,018.99
Expenses Paid During Period	$5.90	$5.86

Expenses are equal to the expense ratio for the class 1.17% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	27.0%
Consumer Discretionary	15.3%
Healthcare	14.9%
Capital Goods	7.1%
Consumer Staples	6.7%
Consumer Services	5.4%
Energy	4.4%
Financial Services	4.4%
Materials & Processing	4.1%
Other	9.7%
Cash & Equivalents — Net	1.0%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  9

A  V A L U E  S T O C K  F U N D

NFJ Dividend Value Fund	Ticker Symbols: D Share: PEIDX
(Unaudited)

■

NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

■	The Fund’s Class D Shares returned 16.72% for the year ended June 30, 2006, significantly outperforming the 12.09% return of the Fund’s benchmark, the Russell 1000 Value Index.

■

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12 month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth.

■

Strong stock selection in the energy sector contributed to the Fund’s relative performance. The Fund held several names in this sector that posted double digit gains over the period, including Marathon Oil, PetroChina and Petroleo Brasileiro.

■

Stock selection in the consumer discretionary sector also aided relative performance. Some standout names in this area included Limited Brands and VF Corp. Limited Brands is a retail clothing company that saw particularly strong results from its Bath and Body Work stores and its Victoria’s Secret stores. VF Corp. is an apparel manufacturer that benefited from its acquisition of high-profile brands, including Nautica and North Face.

■

The Fund’s relative performance was hindered during the 12 month period by underweight exposure and disappointing stock selection to the industrials sector. One example was check manufacture Deluxe, which suffered from rising paper costs and the lack of pricing power for its product.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/08/00)

NFJ Dividend Value Fund Class D	16.72%	10.36%	—	12.39%
Russell 1000 Value Index	12.09%	6.89%	—	6.62%
Lipper Equity Income Fund Average	10.14%	4.96%	—	5.47%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†         The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,089.00	$1,019.29
Expenses Paid During Period	$5.75	$5.56

Expenses are equal to the expense ratio for the class 1.11% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	24.7%
Energy	13.7%
Consumer Staples	13.3%
Healthcare	9.9%
Consumer Discretionary	9.2%
Utilities	6.4%
Telecommunications	6.0%
Other	8.7%
Cash & Equivalents — Net	8.1%
* % of net assets as of June 30, 2006

10  Allianz Funds Annual Report | 06.30.06

A  V A L U E  S T O C K  F U N D

NFJ Large-Cap Value Fund	Ticker Symbols: D Share: PNBDX
(Unaudited)

■

NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below average P/E ratios relative to the market and their respective industry groups.

■	The Fund’s Class D Shares returned 15.22% for the year ended June 30, 2006. This performance surpassed the 11.17% return of the Fund’s benchmark, the Russell Top 200 Value Index.

■

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12 month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth. Within value, large-caps trailed mid-caps and small-caps.

■

Strong stock selection in the energy sector helped the Fund’s relative performance. Two standout names in this area were Marathon Oil and GlobalSantaFe, both of which delivered solid gains for the period.

■	Relative performance was also helped by strong stock selection in the consumer discretionary sector. McDonald’s and CBS are two names that did particularly well during the 12-month reporting period.

■

While the Fund outperformed its benchmark for the year ending June 30, 2006, it did have some areas of weakness relative to the Index. For example, stock selection in the financial sector was disappointing, including the Fund’s investment in Allstate. Allstate stock fell on concerns over pricing wars between auto insurers.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/08/00)

NFJ Large-Cap Value Fund Class D	15.22%	10.41%	—	11.52%
Russell Top 200 Value Index	11.17%	4.30%	—	3.57%
Lipper Large-Cap Value Fund Average	10.29%	4.15%	—	4.60%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†         The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,083.20	$1,018.94
Expenses Paid During Period	$6.09	$5.91

Expenses are equal to the expense ratio for the class 1.18% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	29.7%
Energy	12.5%
Consumer Discretionary	10.0%
Materials & Processing	8.6%
Industrial	6.8%
Healthcare	6.0%
Capital Staples	5.1%
Telecommunications	3.4%
Utilities	2.6%
Technology	0.9%
Cash & Equivalents — Net	14.4%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  11

A  V A L U E  S T O C K  F U N D

NFJ Small-Cap Value Fund	Ticker Symbols: D Share: PNVDX
(Unaudited)

■

NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $2.8 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

■	The Fund’s Class D Shares returned 14.51% for the year ended June 30, 2006. This performance closely tracked the 14.60% return of the Fund’s benchmark, the Russell 2000 Value Index.

■

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12 month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth. Within value, small-caps outperformed both mid-caps and large-caps.

■

The Fund delivered solid absolute performance for the reporting period but slightly trailed its benchmark. This relative performance was due in part to underweight exposure and disappointing stock selection in the technology sector. One example was the Fund’s position in semiconductor manufacturer Methode Electronics.

■

The Fund’s relative performance was helped over the period by overweight exposure and strong stock selection in the energy sector. Standout names in this area included Arch Coal, Cabot Oil and Gas, and Holly Corp. Another area that helped performance was the Fund’s overweight exposure and strong stock selection in industrials. One noteworthy name in this sector was Acuity Brands, the manufacturer of light fixtures and specialty chemicals.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year*	5 year*	10 year*	Inception*† (10/01/91)

NFJ Small-Cap Value Fund Class D	14.51%	15.19%	13.97%	14.09%
Russell 2000 Value Index	14.60%	13.09%	13.26%	14.87%
Lipper Small-Cap Value Fund Average	12.82%	12.14%	12.19%	13.20%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†         The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,089.00	$1,018.60
Expenses Paid During Period	$6.47	$6.26

Expenses are equal to the expense ratio for the class 1.25% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Industrial	21.2%
Financial Services	18.9%
Energy	11.9%
Consumer Discretionary	10.5%
Utilities	10.5%
Materials & Processing	10.4%
Consumer Staples	8.4%
Other	5.6%
Cash & Equivalents — Net	2.6%
* % of net assets as of June 30, 2006

12  Allianz Funds Annual Report | 06.30.06

A  B L E N D  S T O C K  F U N D

OCC Core Equity Fund	Ticker Symbols: D Share: AOCDX
(Unaudited)

■	OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace.

■	The Fund’s Class D Shares returned 7.38% for the year ended June 30, 2006. This performance trailed the 8.62% of the Fund’s benchmark, the S&P 500 Index.

■

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Over the year value stocks outperformed growth stocks, with large-cap value stocks (as measured by the Russell 1000 Value Index) returning 12.09% and large-cap growth stocks (Russell 1000 Growth Index) returning 6.12%.

■

The Fund’s relative performance was hindered over the period by overweight exposure to the consumer discretionary sector and technology sectors, two industries hurt by investors’ reaction to a slowing U.S. economy.

■	Select holdings within consumer discretionary also hurt relative performance, including home building company Lennar and cruise line Royal Caribbean.

■	Stock selection in materials and healthcare helped the Fund’s relative performance.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (03/31/05)

OCC Core Equity Fund Class D	7.38%	—	—	7.98%
S&P 500 Index	8.62%	—	—	8.01%
Lipper Multi-Cap Core Fund Average	9.42%	—	—	9.13%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,031.30	$1,019.19
Expenses Paid During Period	$5.69	$5.66

Expenses are equal to the expense ratio for the class 1.13% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	20.4%
Technology	19.9%
Healthcare	15.2%
Energy	14.7%
Consumer Discretionary	11.2%
Capital Goods	2.8%
Transportation	2.2%
Materials & Processing	2.0%
Other	7.4%
Cash & Equivalents — Net	4.2%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  13

A  V A L U E  S T O C K  F U N D

OCC Renaissance Fund	Ticker Symbols: D Share: PREDX
(Unaudited)

■

OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

■	The Fund’s Class D Shares returned 6.26% for the year ended June 30, 2006. This performance trailed the 14.27% return of the Fund’s benchmark, the Russell Midcap Value Index.

■

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Mid-cap value stocks (Russell Midcap Value Index) outperformed mid-cap growth (Russell Midcap Growth Index), returning 14.27% and 13.03% respectively.

■

Holdings in the information technology sector hurt relative performance over the period. For example, the Fund saw less-than-expected returns from its investment in Sanmina-SCI Corp., a manufacturer of printed circuit boards, which fell after the company lowered earnings expectations.

■	Relative performance was also hindered by exposure to the health care sector. Disappointing holdings in this area included Beckman Coulter, PDL BioPharma and Bristol-Myers.

■	Performance was helped during the period by sector allocation, specifically an underweight in utilities coupled with overweights in energy and industrials.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (04/18/88)

OCC Renaissance Fund Class D	6.26%	8.31%	15.14%	13.50%
Russell Midcap Value Index	14.27%	13.01%	13.59%	14.14%
Lipper Mid-Cap Value Fund Average	11.50%	10.74%	11.67%	12.04%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,006.50	$1,018.55
Expenses Paid During Period	$6.27	$6.31

Expenses are equal to the expense ratio for the class 1.26% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	30.5%
Healthcare	11.2%
Technology	9.9%
Consumer Discretionary	8.0%
Consumer Services	7.7%
Energy	7.2%
Utilities	5.4%
Aerospace	4.5%
Other	14.9%
Cash & Equivalents — Net	0.7%
* % of net assets as of June 30, 2006

14  Allianz Funds Annual Report | 06.30.06

A  V A L U E  S T O C K  F U N D

OCC Value Fund	Ticker Symbols: D Share: PVLDX
(Unaudited)

■

OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

■	The Fund’s Class D Shares returned 8.13% for the year ended June 30, 2006. This performance trailed the 12.09% return of the Fund’s benchmark, the Russell 1000 Value Index.

■

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Value continued its four-year trend, outperforming growth in the small-, mid- and large-cap categories. Large-cap value stocks (Russell 1000 Value Index) returned 12.09% for the year, compared to 6.12% for large-cap growth stocks (Russell 1000 Growth Index).

■

The Fund’s relative performance was hurt over the period by overweight exposure and disappointing stock selection in the consumer discretionary sector. Rising interest rates curtail consumer spending, hurting many names in this space. For example, Fund holdings H&R Block and Carnival Corp. both lagged in relative returns.

■	Performance was also hindered by stock selection in information technology. Two names in particular that delivered less-than-expected results were Sanmina-SCI Corp. and Motorola Inc.

■

The Fund benefited from its strong stock selection in the industrials sector. Standouts in this area included Parker Hannifin Corp., an Ohio-based manufacturer of industrial motion control equipment. Performance was also helped by the Fund’s investment in Continental Airlines, which was able to offset rising fuel costs by raising fares and filling flights.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/30/91)

OCC Value Fund Class D	8.13%	7.29%	12.19%	13.13%
Russell 1000 Value Index	12.09%	6.89%	10.85%	12.46%
Lipper Large-Cap Value Fund Average	10.29%	4.15%	8.27%	10.33%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,023.50	$1,019.24
Expenses Paid During Period	$5.62	$5.61

Expenses are equal to the expense ratio for the class 1.12% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	40.7%
Healthcare	13.2%
Energy	7.4%
Telecommunications	7.4%
Consumer Discretionary	5.5%
Consumer Services	4.5%
Utilities	4.5%
Capital Goods	4.3%
Other	10.9%
Cash & Equivalents — Net	1.6%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  15

A  B L E N D  S T O C K  F U N D

PEA Equity Premium Strategy Fund (Formerly PEA Growth & Income Fund)	Ticker Symbols: D Share: PGIDX
(Unaudited)

■

PEA Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment.

■

Effective November 1, 2005, the Fund began writing call options on both the individual stock holdings in the Fund as well as on the S&P 500 Index. The covered call strategy intends to enhance the income potential of the portfolio while simultaneously reducing the volatility of the performance stream.

■	The Fund’s Class D Shares returned 8.52% for the year ended June 30, 2006. This performance closely tracked the 8.62% return of the Fund’s benchmark, the S&P 500 Index.

■

The U.S. stock market delivered solid returns for the reporting period, overcoming a setback in the second quarter of 2006. Within stocks, value continued to outperform growth, with small- and mid-cap stocks outperforming large-caps stocks for the year.

■

The Fund’s relative performance was helped by strong stock selection in the consumer discretionary sector. One standout in this area was Sears Holdings, which benefited from aggressive cost-cutting and a moderation of negative same-store-sales trends.

■	The Fund saw strong stock selection in materials, including Freeport-McMoRan Copper & Gold, a metals mining company.

■

Relative performance was hindered over the year by stock selection in the energy sector, including Peabody Energy Corp and Arch Coal. A mild overweight and stock selection in information technology also detracted from the Fund. For example, Fund holding Apple fell when its digital music player, the iPod, was not able to sustain the incredible growth it has seen the past few years.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/28/94)

PEA Equity Premium Strategy Fund Class D	8.52%	-0.51%	9.30%	11.92%
S&P 500 Index	8.62%	2.49%	8.32%	11.14%
Lipper Large-Cap Core Fund Average	7.47%	1.10%	6.63%	9.52%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,036.30	$1,018.15
Expenses Paid During Period	$6.77	$6.71

Expenses are equal to the expense ratio for the class 1.34% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	18.0%
Technology	18.0%
Energy	15.0%
Healthcare	14.3%
Consumer Discretionary	11.4%
Capital Goods	5.5%
Materials & Processing	3.4%
Transportation	3.3%
Metals & Mining	3.0%
Other	6.3%
Cash & Equivalents — Net	1.8%
* % of net assets as of June 30, 2006

16  Allianz Funds Annual Report | 06.30.06

A  G R O W T H  S T O C K  F U N D

PEA Growth Fund	Ticker Symbols: D Share: PGRDX
(Unaudited)

■

PEA Growth Fund seeks long-term growth of capital, with income an incidental consideration by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

■	The Fund’s Class D Shares returned 10.08% for the year ended June 30, 2006. This performance surpassed the 6.12% return of the Fund’s benchmark, the Russell 1000 Growth Index.

■

Stocks in general delivered solid returns for the reporting period, with the S&P 500 Index up 8.62%. Large cap growth stocks seemed to launch a comeback at the end of 2005, but ended the year behind large-cap value. Specifically, the Russell 1000 Growth Index rose 6.12% for the 12 months ended June 30, 2006 versus 12.09% for the Russell 1000 Value Index.

■

The Fund’s strong relative performance was due in part to strong stock selection in the consumer discretionary sector. One stand out in this area was consumer electronics chain Best Buy. Best Buy was up on improved profits, a result of increased earnings and aggressive cost cutting measures.

■

Relative performance was also helped by strong stock selection in the struggling health-care sector. Select holdings within the industry made significant contributions, including Teva Pharmaceuticals which performed well for the period, buoyed by increased earnings on existing drugs and a strong drug pipeline.

■	The Fund’s underweight exposure to the industrials sector hindered performance for the reporting period, as industrials performed relatively well.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (02/24/84)

PEA Growth Fund Class D	10.08%	-1.49%	5.27%	11.62%
Russell 1000 Growth Index	6.12%	-0.76%	5.42%	11.27%
Lipper Large-Cap Growth Fund Average	5.43%	-1.22%	5.49%	10.12%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,020.90	$1,018.94
Expenses Paid During Period	$5.91	$5.91

Expenses are equal to the expense ratio for the class 1.18% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.8%
Healthcare	21.0%
Financial Services	13.5%
Consumer Discretionary	11.5%
Energy	10.8%
Consumer Staples	6.8%
Telecommunications	3.2%
Consumer Services	3.0%
Other	8.3%
Cash & Equivalents — Net	0.1%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  17

A  G R O W T H  S T O C K  F U N D

PEA Target Fund	Ticker Symbols: D Share: PTRDX
(Unaudited)

■

PEA Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

■	The Fund’s Class D Shares returned 10.48% for the year ended June 30, 2006. This performance trailed the 13.03% return of the Fund’s benchmark, the Russell Midcap Growth Index.

■

Despite a setback in the second quarter of 2006, stocks in general delivered solid returns for the reporting period, with the S&P 500 Index up 8.62%. Mid-cap stocks outperformed the broader market, with the Russell Midcap Index up 13.67%. Within mid-caps, value stocks slightly outperformed growth stocks, as measured by the 14.27% increase in the Russell Midcap Value Index and the 13.03% increase in the Russell Midcap Growth Index.

■	Performance was hindered during the reporting period by both poor stock selection as well as an underweight in energy, one of the best performing sectors.

■

Relative performance was also adversely impacted by poor performance in health-care, which is mainly attributable to an unexpected negative government reimbursement decision which impacted Kinetic Concepts.

■

Fund performance was helped by overweighting the telecommunications sector and strong stock selection in the consumer discretionary area. In particular the Fund saw contributions from its hotel holdings, including Starwood Hotels & Resorts Worldwide Inc. and Hilton Hotels Corp.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/17/92)

PEA Target Fund Class D	10.48%	0.42%	8.63%	11.75%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	10.02%
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	9.34%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,022.30	$1,018.65
Expenses Paid During Period	$6.22	$6.21

Expenses are equal to the expense ratio for the class 1.24% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	27.0%
Healthcare	17.0%
Financial Services	13.2%
Consumer Services	9.8%
Energy	7.3%
Communications	5.2%
Capital Goods	5.1%
Materials & Processing	4.2%
Other	10.2%
Cash & Equivalents — Net	1.0%
* % of net assets as of June 30, 2006

18  Allianz Funds Annual Report | 06.30.06

A  G R O W T H  S T O C K  F U N D

RCM Large-Cap Growth Fund	Ticker Symbols: D Share: DLCNX
(Unaudited)

■	RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

■	The Fund’s Class D Shares returned 7.77% for the year ended June 30, 2006. This return trailed the Fund’s benchmark, the S&P 500 Index, which returned 8.62% for the same period.

■

U.S. equity markets recorded respectable advances over the year, supported by strong corporate earnings growth and a resilient economy. The period was nevertheless characterized by significant shifts in sector leadership and an increase in volatility. In particular, equity markets fell after the Federal Reserve’s May announcement that they were open to further rate hikes. Higher growth sectors, notably technology and healthcare, fell in response.

■

The Fund’s overweight allocations to technology and health care consequently detracted from benchmark relative performance. Disappointing stock selection in healthcare and financials also detracted from performance.

■	Favorable stock selection within technology offset the Fund’s overweight exposure. The top four stocks for the reporting period were in the technology sector, including Apple Computer (+56%).

■	Strong stock selection in the energy sector also supported the Fund’s relative performance.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/96)

RCM Large-Cap Growth Fund Class D	7.77%	-0.52%	—	7.80%
S&P 500 Index	8.62%	2.49%	—	7.52%
Lipper Large-Cap Growth Fund Average	5.43%	-1.22%	—	4.94%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$983.50	$1,019.19
Expenses Paid During Period	$5.56	$5.66

Expenses are equal to the expense ratio for the class 1.13% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	19.8%
Financial Services	16.3%
Healthcare	15.8%
Energy	10.8%
Consumer Staples	7.4%
Consumer Discretionary	7.2%
Telecommunications	4.5%
Aerospace	4.4%
Other	12.0%
Cash & Equivalents — Net	1.8%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  19

A  G R O W T H  S T O C K  F U N D

RCM Mid-Cap Fund	Ticker Symbols: D Share: DMCNX
(Unaudited)

■

RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

■	The Fund’s Class D Shares returned 11.88% for the year ended June 30, 2006. The Fund’s benchmark, the Russell Midcap Index, returned 13.67% for the same period.

■

U.S. equity markets advanced sharply over the last year supported by robust merger and acquisition activity and strong corporate earnings growth. Concerns about inflation, interest rates hikes, and increasing energy and commodity prices contributed to equity market weakness during the second quarter of 2006.

■

While the Fund delivered solid absolute performance, relative performance was hurt over the one-year period ended June 30, 2006 by stock selection in technology, consumer discretionary, industrials, and materials sectors. Stock selection within the consumer discretionary sector held back performance, and this was largely attributable to poor performance from XM Satellite Radio. The Fund continues to monitor the company’s subscriber growth and expense forecasts.

■

In contrast, there were some areas of strength in the Fund over this time period. In consumer staples, U.S. based Hansen Natural Corp., a leading new-age beverage company, continues to benefit from healthy energy drink trends and success in penetrating new markets in the United States. Hansen markets its energy drinks under a variety of brand names, including Monster Energy, Lost Energy, Hansen, and Junior Juice.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (11/06/79)

RCM Mid-Cap Fund Class D	11.88%	1.06%	7.48%	15.01%
Russell Midcap Index	13.67%	9.92%	12.06%	14.98%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	—
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	12.49%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The inception of the RCM Mid-Cap Fund predates the inception of the Russell Midcap Growth Index. As such, no number is presented for the inception period for the index.

† The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$996.60	$1,019.04
Expenses Paid During Period	$5.74	$5.81

Expenses are equal to the expense ratio for the class 1.16% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	23.2%
Healthcare	14.4%
Energy	10.9%
Consumer Discretionary	9.9%
Financial Services	6.3%
Consumer Services	5.0%
Capital Goods	4.8%
Consumer Staples	4.6%
Other	18.4%
Cash & Equivalents — Net	2.5%
* % of net assets as of June 30, 2006

20  Allianz Funds Annual Report | 06.30.06

A  G R O W T H S T O C K  F U N D

RCM Strategic Growth Fund	Ticker Symbols: D Share: ARCDX
(Unaudited)

■	RCM Strategic Growth Fund seeks capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with all market capitalizations of at least $500 million.

■

The Fund’s Class D Shares returned -9.60% from its inception on March 31, 2006 through June 30, 2006. This return trailed the Fund’s benchmark, the Russell 1000 Growth Index, which returned -3.90% for the same period.

■

U.S. equity markets recorded respectable advances over the year ended June 30, 2006, supported by strong corporate earnings growth and a resilient economy. Equity markets began to fall during the second quarter of 2006, however, when investors became increasingly concerned about inflation, interest rates hikes, and increasing energy and commodity prices. Higher growth sectors such as technology and healthcare corrected the most in response to the change in investor sentiment.

■	The Fund’s overweight allocations to technology during this period hurt relative performance. The Fund was also hindered by underweight exposure to consumer staples.

■

Disappointing stock selection biotechnology (Neurocrine Biosciences, whose primary drug prospect, Indiplon was not approved, -84%) and communication equipment (Comverse Technology, which came under scrutiny for past option grant timing, -16%) were drags on performance. Alternative energy company, Energy Conversion Devices (fell along with many other solar focused companies, -26%), also held back returns.

■

Conversely, the Fund’s overweight to the overall energy sector contributed significantly to relative returns. Top performing stocks included representatives from several industry groups, including information technology services (Cognizant Technology, reported a strong quarter and outsourcing trends, +13%), inter-net (Google Inc., reflecting strong internet industry fundamentals and share gains, +8%), and consumer discretionary (Marriott, where pricing and occupancy continue to improve, +11%).

Total Return For periods ended 06/30/06 (*Cumulative Total Return)

	1 year	5 year	10 year	Inception* (03/31/06)

RCM Strategic Growth Fund Class D	—	—	—	-9.60%
Russell 1000 Growth Index	—	—	—	-3.90%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (03/31/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$904.00	$1,008.32
Expenses Paid During Period	$4.08	$4.30

Expenses are equal to the expense ratio for the class 1.70% for Class D, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period since the Fund commenced operation on 3/31/06).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.1%
Healthcare	15.1%
Consumer Discretionary	7.4%
Financial Services	7.4%
Energy	6.2%
Telecommunications	6.2%
Consumer Staples	6.0%
Aerospace	3.5%
Other	12.9%
Cash & Equivalents — Net	14.2%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  21

Schedule of Investments
 CCM Capital Appreciation Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—96.5%

Aerospace—4.2%
Boeing Co. (b)	301,450	$24,692
General Dynamics Corp.	278,330	18,219
Lockheed Martin Corp.	255,140	18,304

		61,215

Building/Construction—1.2%
Jacobs Engineering Group, Inc. (a)(b)	213,260	16,984

Capital Goods—8.1%
Caterpillar, Inc. (b)	301,580	22,462
Cooper Industries Ltd., Class A	223,600	20,777
Johnson Controls, Inc. (b)	221,860	18,241
Joy Global, Inc.	336,880	17,548
Rockwell Automation, Inc.	285,740	20,576
Textron, Inc.	213,570	19,687

		119,291

Chemicals—1.2%
Monsanto Co. (b)	218,310	18,380

Communications—1.3%
NII Holdings, Inc., Class B (a)(b)	347,620	19,599

Consumer Discretionary—8.2%
Best Buy Co., Inc. (b)	317,090	17,389
International Game Technology (b)	503,260	19,094
J.C. Penney Co., Inc.	221,140	14,929
Nordstrom, Inc. (b)	398,780	14,555
Office Depot, Inc. (a)(b)	443,870	16,867
Sears Holding Corp. (a)	111,800	17,311
Starbucks Corp. (a)(b)	518,690	19,586

		119,731

Consumer Services—3.9%
Marriott International, Inc., Class A	518,220	19,754
Monster Worldwide, Inc. (a)(b)	395,220	16,860
Robert Half International, Inc.	482,920	20,283

		56,897

Consumer Staples—3.4%
Anheuser-Busch Cos., Inc.	381,040	17,372
Archer-Daniels-Midland Co.	368,220	15,200
Loews Corp. - Carolina Group	347,750	17,864

		50,436

Energy—8.6%
Baker Hughes, Inc. (b)	228,450	18,699
BJ Services Co. (b)	465,430	17,342
Halliburton Co. (b)	306,320	22,732
Noble Corp. (b)	253,460	18,862
Peabody Energy Corp.	276,280	15,403
Schlumberger Ltd.	242,320	15,777
Valero Energy Corp.	252,180	16,775

		125,590

	Shares	Value (000s)

Financial Services—11.7%
Allstate Corp.	338,000	$18,499
Charles Schwab Corp.	1,048,120	16,749
Citigroup, Inc.	387,090	18,673
Goldman Sachs Group, Inc.	114,970	17,295
Hartford Financial Services Group, Inc.	203,710	17,234
Host Marriot Corp., REIT	883,063	19,313
Lehman Brothers Holdings, Inc.	272,260	17,738
Loews Corp.	236,900	8,398
PNC Financial Services Group, Inc. (b)	285,680	20,046
Principal Financial Group, Inc.	318,590	17,729

		171,674

Healthcare—12.7%
Amgen, Inc. (a)(b)	288,480	18,817
Becton Dickinson & Co.	278,570	17,029
Biogen Idec, Inc. (a)	358,280	16,599
Genentech, Inc. (a)(b)	281,730	23,045
Gilead Sciences, Inc. (a)(b)	344,620	20,388
Hospira, Inc. (a)	415,480	17,841
Merck & Co., Inc.	505,480	18,415
Quest Diagnostics, Inc.	288,810	17,305
Schering-Plough Corp.	926,840	17,638
Wyeth	422,720	18,773

		185,850

Hotels/Gaming—2.5%
Las Vegas Sands Corp. (a)(b)	260,150	20,255
Starwood Hotels & Resorts Worldwide, Inc. (b)	270,660	16,332

		36,587

Materials & Processing—2.5%
Rohm & Haas Co. (b)	366,840	18,386
Vulcan Materials Co.	237,980	18,563

		36,949

Metals & Mining—1.2%
Alcoa, Inc. (b)	534,150	17,285

Multi-Media—3.7%
Comcast Corp., Class A (a)(b)	580,610	19,009
News Corp., Class A	923,290	17,709
Walt Disney Co.	575,180	17,255

		53,973

Technology—16.9%
Agilent Technologies, Inc. (a)	596,330	18,820
Applied Materials, Inc. (b)	1,151,370	18,744
Cisco Systems, Inc. (a)	896,980	17,518
Citrix Systems, Inc. (a)	417,960	16,777
Corning, Inc. (a)	740,460	17,912
Emerson Electric Co.	222,210	18,624
Freescale Semi-conductor, Inc., Class B (a)	577,340	16,974
Harris Corp. (b)	476,970	19,799
Hewlett-Packard Co. (b)	563,540	17,853
International Business Machines Corp. (b)	201,720	15,496
MEMC Electronic Materials, Inc. (a)	391,680	14,493
Oracle Corp. (a)	1,279,350	19,036
QUALCOMM, Inc. (b)	406,870	16,303
Texas Instruments, Inc.	623,790	18,895

		247,244

	Shares	Value (000s)

Telecommunications—1.4%
AT&T, Inc. (b)	742,920	$20,720

Transportation—1.1%
Union Pacific Corp.	167,270	15,549

Utilities—1.4%
TXU Corp.	344,840	20,618

Waste Disposal—1.3%
Waste Management, Inc.	521,910	18,726

Total Common Stock (cost—$1,330,476)		1,413,298

SHORT-TERM INVESTMENTS—23.6%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—16.5%
Adirondack 2005-1 Corp.,
5.10% due 7/24/06	$10,000	9,954
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,005
Bank of America N.A.,
5.362% due 6/19/07, FRN	10,000	10,000
5.383% due 7/3/06	40,000	40,000
Bavaria TRR Corp.,
5.353% due 7/28/06	10,000	9,959
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	25,200	25,200
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	18,000	18,000
Countrywide Financial Corp.,
5.21% due 11/3/06, FRN	5,000	5,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	5,000	4,999
Davis Square Funding IV Corp.,
5.357% due 7/31/06	15,000	14,931
Davis Square Funding V Corp.,
5.345% due 7/18/06	10,000	9,974
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.21% due 2/2/07	3,000	3,000
5.392% due 7/10/06	1,000	1,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	10,000	9,993
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	10,000	9,959
Park Sienna LLC,
5.336% due 7/7/06	20,000	19,979
Sierra Madre Funding
Delaware Corp.,
5.101% due 7/21/06	10,000	9,959
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	5,000	4,999
5.368% due 6/20/07	15,000	14,998

		240,907

22  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
CCM Capital Appreciation Fund
 June 30, 2006

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—7.1%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $104,182; collateralized by Federal Home Loan Bank, 4.50%, due 5/21/07, valued at $53,776 including accrued interest; and Freddie Mac, 2.875%, due 5/15/07, valued at $52,448 (cost—$104,139)	$104,139	$104,139

Total Short-Term Investments (cost—$344,870)		345,046

Total Investments
(cost—$1,675,346)—120.1%		1,758,344

Liabilities in excess of other assets—(20.1)%		(293,755)

Net Assets—100.0%		$1,464,589

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $233,568; cash collateral of $240,166 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  23

Schedule of Investments
CCM Mid-Cap Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.5%

Aerospace—2.4%
Goodrich Corp.	401,870	$16,191
Rockwell Collins, Inc.	315,330	17,618

		33,809

Automotive—1.3%
TRW Automotive Holdings Corp. (a)	674,610	18,403

Capital Goods—6.2%
Carlisle Cos., Inc.	219,950	17,442
Dover Corp. (b)	365,170	18,050
Fluor Corp. (b)	181,130	16,833
Harsco Corp.	218,020	16,997
Joy Global, Inc.	328,820	17,128

		86,450

Chemicals—2.5%
Airgas, Inc.	468,870	17,466
Celanese Corp.	871,800	17,802

		35,268

Communications—3.9%
Crown Castle International Corp. (a)(b)	528,470	18,253
NII Holdings, Inc., Class B (a)(b)	335,180	18,897
Qwest Communications International, Inc. (a)	2,294,000	18,559

		55,709

Consumer Discretionary—10.7%
AnnTaylor Stores Corp. (a)(b)	346,760	15,043
Claire’s Stores, Inc.	571,230	14,572
International Game Technology (b)	370,370	14,052
Men’s Wearhouse, Inc.	487,890	14,783
Nordstrom, Inc. (b)	379,590	13,855
Office Depot, Inc. (a)(b)	387,060	14,708
Penn National Gaming, Inc. (a)	380,900	14,771
Pool Corp.	388,360	16,944
Scientific Games Corp. (a)(b)	391,300	13,938
W.W. Grainger, Inc.	233,450	17,563

		150,229

Consumer Services—4.5%
Alliance Data Systems Corp. (a)	225,620	13,271
Choice Hotels International, Inc.	271,950	16,480
Hilton Hotels Corp.	617,720	17,469
Monster Worldwide, Inc. (a)	381,050	16,256

		63,476

Consumer Staples—1.8%
Brown-Forman Corp., Class B	100,840	7,205
Hormel Foods Corp.	471,080	17,496

		24,701

Energy—11.4%
Arch Coal, Inc. (b)	292,060	12,374
Cameron International Corp. (a)(b)	287,920	13,754
Diamond Offshore Drilling, Inc. (b)	205,910	17,282
ENSCO International, Inc. (b)	328,850	15,134
FMC Technologies, Inc. (a)	219,630	14,816
Grant Prideco, Inc. (a)	340,460	15,236
Hess Corp. (b)	369,680	19,538
Smith International, Inc.	429,420	19,096
Tesoro Corp. (b)	242,350	18,021
Tidewater, Inc.	313,180	15,408

		160,659

	Shares	Value (000s)

Environmental Services—1.2%
Republic Services, Inc.	404,550	$16,320

Financial Services—12.6%
Assurant, Inc.	353,850	17,126
Bear Stearns Cos., Inc.	130,170	18,234
BlackRock, Inc.	124,960	17,391
CB Richard Ellis Group, Inc., Class A (a)	700,440	17,441
CNA Financial Corp. (a)(b)	519,690	17,129
E*Trade Financial Corp. (a)	751,100	17,140
HCC Insurance Holdings, Inc. (b)	523,710	15,418
Jefferies Group, Inc. (b)	577,320	17,106
Lincoln National Corp.	285,800	16,131
Nasdaq Stock Market, Inc. (a)	568,410	16,995
T. Rowe Price Group, Inc.	185,010	6,995

		177,106

Healthcare—9.6%
Biogen Idec, Inc. (a)	350,040	16,217
Covance, Inc. (a)(b)	231,960	14,201
Dade Behring Holdings, Inc.	414,800	17,272
Hospira, Inc. (a)	399,160	17,140
Intuitive Surgical, Inc. (a)	148,260	17,490
Quest Diagnostics, Inc. (b)	317,410	19,019
Varian Medical Systems, Inc. (a)(b)	310,230	14,690
VCA Antech, Inc. (a)(b)	592,130	18,907

		134,936

Materials & Processing—2.5%
Allegheny Technologies, Inc.	242,370	16,782
Southern Copper Corp. (b)	198,160	17,662

		34,444

Paper/Paper Products—1.1%
Temple-Inland, Inc.	364,430	15,623

Technology—21.6%
Akamai Technologies, Inc. (a)(b)	607,930	22,001
Applera Corp. - Applied Biosystems Group	564,450	18,260
BEA Systems, Inc. (a)(b)	1,367,300	17,898
Cadence Design Systems, Inc. (a)(b)	970,860	16,650
CheckFree Corp. (a)(b)	359,950	17,839
DST Systems, Inc. (a)(b)	305,130	18,155
Emdeon Corp. (a)(b)	1,580,600	19,615
Global Payments, Inc.	374,570	18,185
Harris Corp. (b)	460,320	19,108
Lexmark International, Inc. (a)	349,170	19,494
LSI Logic Corp. (a)	2,104,840	18,838
Mettler Toledo International, Inc. (a)	275,960	16,715
Microchip Technology, Inc. (b)	495,700	16,631
Molex, Inc. (b)	469,420	15,759
Tektronix, Inc.	589,870	17,354
Thomas & Betts Corp. (a)	308,320	15,817
Western Digital Corp. (a)(b)	814,790	16,141

		304,460

Transportation—2.6%
CH Robinson Worldwide, Inc. (b)	418,360	22,298
Norfolk Southern Corp. (b)	276,210	14,700

		36,998

	Shares	Value (000s)

Utilities—2.6%
Allegheny Energy, Inc. (a)	457,560	$16,962
Alliant Energy Corp. (b)	578,330	19,837

		36,799

Total Common Stock (cost—$1,297,918)		1,385,390

SHORT-TERM INVESTMENTS—24.8%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—19.3%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$12,000	11,979
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,005
Bank of America N.A.,
5.383% due 7/3/06	40,000	40,000
Bavaria TRR Corp.,
5.123% due 7/03/06	25,000	24,989
5.353% due 7/28/06	20,000	19,917
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	11,641	11,641
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	62,000	62,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	5,000	4,999
Davis Square Funding IV Corp.,
5.357% due 7/31/06	15,000	14,932
Davis Square Funding V Corp.,
5.345% due 7/18/06	9,414	9,389
KKR Atlantic Funding Trust,
5.323% due 7/21/06	10,000	9,957
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.21% due 2/2/07, FRN	3,000	3,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	10,000	9,993
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	10,000	9,959
Park Sienna LLC,
5.336% due 7/7/06	10,000	9,990
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	5,000	4,979
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	5,000	5,002

		271,729

24  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
CCM Mid-Cap Fund
 June 30, 2006

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $77,317; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $78,831 including accrued interest (cost—$77,285)	$77,285	$77,285

Total Short-Term Investments (cost—$348,848)		349,014

Total Investments
(cost—$1,646,766)—123.3%		1,734,404

Liabilities in excess of other assets—(23.3)%		(327,798)

Net Assets—100.0%		$1,406,606

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $268,385; cash collateral of $275,951 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  25

Schedule of Investments
 NACM Flex-Cap Value Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—91.0%

Aerospace—0.6%
AAR Corp. (a)	13,900	$309

Capital Goods—6.8%
3M Co.	15,700	1,268
ESCO Technologies, Inc. (a)	8,600	459
General Electric Co.	29,300	966
Textron, Inc.	7,700	710

		3,403

Commercial Products—2.0%
Healthspring, Inc. (a)	53,900	1,011

Consumer Discretionary—3.9%
Charming Shoppes (a)	35,500	399
Federated Department Stores, Inc.	19,000	695
Finlay Enterprises, Inc. (a)	10,700	91
Newell Rubbermaid, Inc.	28,200	729

		1,914

Consumer Services—4.1%
Comcast Corp., Class A (a)(b)	49,900	1,634
Energy Coal Resources, Inc. (c)(f)	26,000	418

		2,052

Consumer Staples—2.8%
Altria Group, Inc.	9,300	683
PepsiCo, Inc.	11,400	684

		1,367

Energy—12.1%
ChevronTexaco Corp.	15,000	931
ConocoPhillips	22,700	1,487
Exxon Mobil Corp.	31,900	1,957
Marathon Oil Corp.	9,300	775
Valero Energy Corp.	12,900	858

		6,008

Financial Services—33.5%
American Express Co.	16,900	900
American Home Mortgage Investment Corp., (REIT) (b)	15,200	560
American International Group, Inc.	15,700	927
Bank of America Corp.	29,398	1,414
Bank of New York Co., Inc.	21,800	702
Citigroup, Inc.	39,700	1,915
City National Corp.	6,300	410
Countrywide Financial Corp.	38,000	1,447
Goldman Sachs Group, Inc.	8,200	1,234
Home Bancshares, Inc. (a)	11,200	254
JER Investors Trust, Inc., (REIT) (c)	4,900	76
JP Morgan Chase & Co.	17,400	731
Morgan Stanley	8,600	544
North Fork Bancorp., Inc.	27,800	839
TD Ameritrade Holding Corp.	27,300	404
U.S. Bancorp	20,700	639
Washington Mutual, Inc. (b)	39,500	1,800
Wells Fargo & Co.	28,000	1,878

		16,674

Healthcare—3.8%
Pfizer, Inc.	47,000	1,103
WellPoint, Inc. (a)	11,100	808

		1,911

	Shares	Value (000s)

Materials & Processing—3.5%
Alcan, Inc.	15,900	$746
Dow Chemical Co.	14,600	570
Smurfit-Stone Containers Corp. (a)	37,600	411

		1,727

Technology—8.7%
3Com Corp. (a)	115,000	589
Freescale Semi-conductor, Inc., Class B (a)	40,500	1,191
International Business Machines Corp.	11,500	884
Lexmark International, Inc. (a)	15,300	854
Microsoft Corp.	34,300	799

		4,317

Telecommunications—7.6%
Alcatel S.A. ADR (a)	61,700	778
AT&T, Inc.	48,600	1,356
Corning, Inc. (a)	33,700	815
Verizon Communications, Inc.	24,600	824

		3,773

Utilities—1.6%
Duke Energy Corp.	7,800	229
NRG Energy, Inc. (a)	11,200	540

		769

Total Common Stock (cost—$41,960)		45,235

EXCHANGE-TRADED FUNDS—3.5%
iShares Russell 1000 Value Index Fund (b) (cost—$1,600)
	23,900	1,747

SHORT-TERM INVESTMENTS—17.3%

Collateral Invested for
Securities on Loan (d)—9.7%
Allianz Dresdner Daily Asset Fund (e)	4,818,703	4,819

	Principal Amount (000s)

Repurchase Agreement—7.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $3,765; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $3,838 including accrued interest (cost—$3,763)	$3,763	3,763

Total Short-Term Investments (cost—$8,582)		8,582

Total Investments (cost—$52,142)—111.8%		55,564

Liabilities in excess of other assets—(11.8)%		(5,844)

Net Assets—100.0%		$49,720

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $4,706; cash collateral of $4,818 was received with which the Fund purchased short-term investments.

(c) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Security purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Illiquid security.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

26  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NACM Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.1%

Aerospace—3.7%
Boeing Co.	600	$49
Lockheed Martin Corp.	700	50
Raytheon Co.	1,100	49

		148

Capital Goods—7.1%
General Electric Co.	5,200	171
Illinois Tool Works, Inc.	1,300	62
Parker Hannifin Corp.	700	54

		287

Consumer Discretionary—15.3%
AMR Corp. (a)	900	23
AnnTaylor Stores Corp. (a)	1,500	65
Claire’s Stores, Inc.	1,700	43
Dollar Tree Stores, Inc. (a)	1,900	50
Federated Department Stores, Inc.	1,400	51
Gap, Inc.	3,100	54
International Game Technology	1,200	46
J.C. Penney Co., Inc.	900	61
Mattel, Inc.	2,800	46
McDonald’s Corp.	1,200	40
Newell Rubbermaid, Inc.	1,100	29
Staples, Inc.	2,000	49
Wal-Mart Stores, Inc.	1,200	58

		615

Consumer Services—5.4%
Corporate Executive Board Co.	400	40
Manpower, Inc.	800	52
McKesson Corp.	1,300	61
Walt Disney Co.	2,100	63

		216

Consumer Staples—6.7%
Altria Group, Inc.	500	36
Anheuser-Busch Cos., Inc.	900	41
Archer-Daniels-Midland Co.	700	29
Coca-Cola Co.	1,900	82
General Mills, Inc.	1,100	57
Procter & Gamble Co.	390	22

		267

Energy—4.4%
ConocoPhillips	500	33
Devon Energy Corp.	800	48
Diamond Offshore Drilling, Inc.	500	42
Helmerich & Payne, Inc.	500	30
Transocean, Inc. (a)	300	24

		177

Financial Services—4.4%
American International Group, Inc.	300	18
Chubb Corp.	800	40
Cigna Corp.	300	29
Goldman Sachs Group, Inc.	400	60
Legg Mason, Inc.	300	30

		177

Healthcare—14.9%
Abbott Laboratories	1,600	70
Aetna, Inc.	700	28
Baxter International, Inc.	1,700	63
Biogen Idec, Inc. (a)	1,100	51
Cardinal Health, Inc.	500	32
Celgene Corp. (a)	1,100	52
Johnson & Johnson	2,700	162
Manor Care, Inc.	1,200	56
UnitedHealth Group, Inc.	1,900	85

		599

	Shares	Value (000s)

Materials & Processing—4.1%
Martin Marietta Materials, Inc.	700	$64
Nucor Corp.	1,100	60
Phelps Dodge Corp.	500	41

		165

Multi-Media—0.5%
CBS Corp.	800	22

Technology—27.0%
Agilent Technologies, Inc. (a)	1,300	41
BEA Systems, Inc. (a)	4,100	54
Cisco Systems, Inc. (a)	5,700	111
Electronic Data Systems Corp.	1,500	36
Emerson Electric Co.	300	25
Google, Inc., Class A (a)	100	42
Hewlett-Packard Co.	1,600	51
IMS Health, Inc.	1,600	43
International Business Machines Corp.	1,300	100
Intersil Corp.	1,700	40
LSI Logic Corp. (a)	2,400	21
Micron Technology, Inc. (a)	4,000	60
Microsoft Corp.	7,500	175
Motorola, Inc.	2,500	50
Oracle Corp. (a)	5,700	83
QUALCOMM, Inc.	900	36
Sun Microsystems, Inc. (a)	8,900	37
Texas Instruments, Inc.	1,100	33
Thomas & Betts Corp. (a)	900	46

		1,084

Transportation—3.6%
CSX Corp.	900	64
United Parcel Service, Inc.,Class B	1,000	82

		146

Total Common Stock (cost—$3,766)		3,903

EXCHANGE-TRADED FUND—2.0%
SPDR Trust Series 1 (cost—$78)	627	80

	Principal Amount (000s)

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $110; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $114 including accrued interest (cost—$110)	$110	110

Total Investments (cost—$3,954)—101.8%		4,093

Liabilities in excess of other assets—(1.8)%		(71)

Net Assets—100.0%		$4,022

Notes to Schedule of Investments

(a) Non-income producing.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  27

Schedule of Investments
NFJ Dividend Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—91.9%

Consumer Discretionary—9.2%
CBS Corp.	1,623,200	$43,908
Limited Brands, Inc. (b)	154,500	3,953
Mattel, Inc.	2,680,000	44,247
Stanley Works	862,000	40,704
V.F. Corp.	680,800	46,240
Whirlpool Corp. (b)	548,700	45,350

		224,402

Consumer Staples—13.3%
Altria Group, Inc. (b)	647,000	47,509
Anheuser-Busch Cos., Inc. (b)	1,040,000	47,414
Coca-Cola Co.	1,268,400	54,567
ConAgra Foods, Inc. (b)	2,013,000	44,507
Kimberly-Clark Corp.	860,000	53,062
Reynolds American, Inc. (b)	405,000	46,696
Supervalu, Inc.	1,009,600	30,995

		324,750

Energy—13.7%
Anadarko Petroleum Corp. (b)	1,098,000	52,364
Chevron Corp.	710,000	44,063
ConocoPhillips	763,100	50,006
Marathon Oil Corp. (b)	1,142,000	95,128
Occidental Petroleum Corp. (b)	452,000	46,352
PetroChina Co., Ltd. ADR (b)	440,000	47,507

		335,420

Financial Services—24.7%
Allstate Corp.	851,400	46,597
Bank of America Corp.	969,000	46,609
Duke Realty Corp., REIT (b)	791,000	27,804
Freddie Mac	844,400	48,139
JP Morgan Chase & Co.	1,112,000	46,704
Key Corp.	2,525,000	90,092
Lincoln National Corp.	850,000	47,974
Morgan Stanley	770,000	48,672
Regions Financial Corp. (b)	2,350,000	77,832
St. Paul Travelers Cos., Inc.	1,011,000	45,070
Washington Mutual, Inc. (b)	1,760,000	80,221

		605,714

Industrial—3.7%
Masco Corp. (b)	1,519,000	45,023
RR Donnelley & Sons Co.	1,406,700	44,944

		89,967

Healthcare—9.9%
GlaxoSmithKline PLC ADR	937,000	52,285
Merck & Co., Inc.	2,620,000	95,446
Pfizer, Inc.	4,065,700	95,422

		243,153

Materials & Processing—3.0%
Dow Chemical Co. (b)	1,122,000	43,792
Lyondell Chemical Co.	1,340,000	30,364

		74,156

Technology—2.0%
Seagate Technology,Inc. (a)(b)	2,200,000	49,808

Telecommunications—6.0%
ALLTEL Corp.	742,000	47,362
AT&T, Inc. (b)	1,720,000	47,971
Verizon Communications, Inc.	1,550,000	51,909

		147,242

	Shares	Value (000s)

Utilities—6.4%
DTE Energy Co. (b)	1,033,000	$42,085
KeySpan Corp.	786,000	31,754
Progress Energy, Inc. (b)	1,003,000	42,999
Sempra Energy	890,000	40,477

		157,315

Total Common Stock (cost—$2,091,718)		2,251,927

SHORT-TERM INVESTMENTS—24.5%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—17.2%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$25,000	24,956
5.376% due 7/6/06	20,000	19,982
Bank of America Corp.,
5.13% due 8/22/06, FRN	10,000	10,011
Bank of America N.A.,
5.363% due 6/19/07, FRN	20,000	20,000
Bavaria TRR Corp.,
5.353% due 7/28/06	20,000	19,917
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	1,000	1,000
Canadian Imperial Bank,
5.34% due 7/3/06	27,916	27,916
Countrywide Financial Corp.,
5.21% due 11/3/06, FRN	1,340	1,340
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	20,000	19,994
Davis Square Funding V Corp.,
5.345% due 7/18/06	10,000	9,973
Goldman Sachs Group L.P.,
Series 2,
5.219% due 9/15/06, FRN (c)	8,000	8,002
ING Bank NV,
5.30% due 7/3/06	50,000	50,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	45,000	44,808
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.155% due 2/15/07, FRN	10,000	10,000
5.21% due 2/2/07, FRN	2,000	2,000
5.393% due 7/10/06	5,000	5,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	20,000	19,985
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.305% due 1/19/07	20,000	20,000
5.335% due 7/28/06	20,000	19,918
Park Sienna LLC,
5.336% due 7/7/06	20,000	19,979
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	20,000	19,998
5.368% due 6/20/07	15,000	14,998
5.369% due 4/5/07	10,000	10,004
Starbird Funding Corp.,
5.295% due 7/24/06	10,000	9,955

		421,736

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—7.3%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $179,743; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $137,458 including accrued interest; and Federal Home Loan Bank, 4.50%, due 5/21/07, valued at $45,809 including accrued interest (cost—$179,670)	$179,670	$179,670

Total Short-Term Investments (cost—$601,367)		601,406

Total Investments (cost—$2,693,085)—116.4%		2,853,333

Liabilities in excess of other assets—(16.4)%		(401,479)

Net Assets—100.0%		$2,451,854

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $407,515; cash collateral of $420,950 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from the securities on loan.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

28  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NFJ Large-Cap Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—85.6%

Consumer Discretionary—10.0%
Carnival Corp.	26,200	$1,094
CBS Corp.	77,000	2,083
Fortune Brands, Inc.	15,000	1,065
Gannett Co., Inc. (a)	39,000	2,181
Johnson Controls, Inc.	12,500	1,028
Limited Brands, Inc.	69,500	1,778
McDonald’s Corp. (a)	32,000	1,075
Paccar, Inc.	26,700	2,200

		12,504

Consumer Staples—5.1%
Altria Group, Inc.	29,000	2,130
Anheuser-Busch Cos., Inc.	24,000	1,094
Coca-Cola Enterprises, Inc.	52,000	1,059
Kimberly-Clark Corp.	35,000	2,160

		6,443

Energy—12.5%
Apache Corp.	50,000	3,413
ConocoPhillips	50,000	3,276
GlobalSantaFe Corp.	39,000	2,252
Occidental Petroleum Corp.	32,000	3,282
Valero Energy Corp.	52,000	3,459

		15,682

Financial Services—29.7%
Allstate Corp.	78,000	4,269
Bank of America Corp.	66,000	3,175
Citigroup, Inc.	66,000	3,184
Countrywide Financial Corp.	55,000	2,094
Equity Office Properties Trust, REIT	60,000	2,191
Fannie Mae	45,000	2,164
Key Corp.	90,000	3,211
Lehman Brothers Holdings, Inc. (a)	50,000	3,257
Marsh & McLennan Cos., Inc. (a)	40,000	1,076
MetLife, Inc. (a)	62,000	3,175
Simon Property Group, Inc., REIT	26,000	2,156
St. Paul Travelers Cos., Inc.	94,000	4,190
Washington Mutual, Inc. (a)	70,000	3,191

		37,333

Healthcare—6.0%
Cigna Corp.	23,000	2,266
HCA, Inc.	24,000	1,035
Johnson & Johnson	17,000	1,019
Merck & Co., Inc.	30,000	1,093
Pfizer, Inc.	91,000	2,136

		7,549

Industrial—6.8%
3M Co.	13,000	1,050
Burlington Northern Santa Fe Corp.	14,000	1,109
Deere & Co. (a)	13,000	1,085
Masco Corp. (a)	109,000	3,231
Northrop Grumman Corp.	33,000	2,114

		8,589

Materials & Processing—8.6%
Alcoa, Inc.	35,000	1,133
Dow Chemical Co.	81,000	3,161
Phelps Dodge Corp.	27,000	2,218
PPG Industries, Inc.	32,000	2,112
Weyerhaeuser Co.	35,000	2,179

		10,803

	Shares	Value (000s)

Technology—0.9%
Hewlett-Packard Co.	34,000	$1,077

Telecommunications—3.4%
AT&T, Inc.	76,000	2,120
Verizon Communications, Inc.	64,000	2,143

		4,263

Utilities—2.6%
TXU Corp.	54,000	3,229

Total Common Stock (cost—$99,515)		107,472

SHORT-TERM INVESTMENTS—18.4%

Collateral Invested for Securities on Loan (b)—11.9%
Allianz Dresdner Daily
Asset Fund (c)	14,935,993	14,936

	Principal Amount (000s)

Repurchase Agreement—6.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $8,204; collateralized by Federal Home Loan Bank, 3.875%-4.125%, due 6/8/07-10/19/07, valued at $8,367 including accrued interest (cost—$8,201)	$8,201	8,201

Total Short-Term Investments (cost—$23,137)		23,137

Total Investments (cost—$122,652)—104.0%		130,609

Liabilities in excess of other assets—(4.0)%		(5,082)

Net Assets—100.0%		$125,527

Notes to Schedule of Investments (amounts in thousands):

(a) All or portion on loan with an aggregate market value of $14,484; cash collateral of $14,935 was received with which the Fund purchased short-term investments.

(b) Security purchased with the cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:

REIT — Real Estate Investment Trust.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  29

Schedule of Investments
NFJ Small-Cap Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.4%

Consumer Discretionary—10.5%
ArvinMeritor, Inc. (a)	2,073,000	$35,635
Borders Group, Inc.	1,586,000	29,278
Brown Shoe Co., Inc.	1,035,100	35,276
Cato Corp., Class A	1,445,500	37,366
CKE Restaurants, Inc. (a)	150,000	2,491
Claire’s Stores, Inc.	1,127,000	28,750
Ethan Allen Interiors, Inc. (a)	945,000	34,540
Handleman Co. (a)(d)	1,117,000	9,104
Intrawest Corp.	470,800	15,000
Journal Register Co. (d)	2,213,000	19,828
Kellwood Co. (a)	1,215,000	35,563
Lancaster Colony Corp.	690,000	27,234
M.D.C. Holdings, Inc. (a)	458,000	23,784
M/I Homes, Inc. (a)	657,400	23,062
Russell Corp. (a)	1,240,000	22,518
Sturm, Ruger & Co., Inc. (a)	475,000	2,969
United Auto Group, Inc. (a)	1,798,000	38,387

		420,785

Consumer Staples—8.4%
Chiquita Brands International, Inc. (a)	1,621,000	22,337
Corn Products International, Inc. (a)	1,348,000	41,249
Fresh Del Monte Produce, Inc. (a)	1,573,200	27,169
JM Smucker Co.	919,500	41,102
Loews Corp. - Carolina Group	825,000	42,380
PepsiAmericas, Inc.	1,580,000	34,934
Pilgrim’s Pride Corp. (a)	1,315,900	33,950
Ruddick Corp.	1,280,700	31,390
Sanderson Farms, Inc. (a)	725,000	20,293
Universal Corp. (a)	1,126,500	41,928

		336,732

Energy—11.9%
Berry Petroleum Co., Class A (a)	1,255,400	41,616
Buckeye Partners L.P., UNIT (a)	870,000	36,618
Cabot Oil & Gas Corp. (a)	945,000	46,305
Frontier Oil Corp. (a)	1,744,000	56,506
Holly Corp.	1,210,000	58,322
Magellan Midstream Partners L.P., UNIT (a)	1,295,000	44,004
Range Resources Corp.	1,525,000	41,465
Ship Finance International Ltd. (a)	48,750	844
St. Mary Land & Exploration Co. (a)	1,055,000	42,464
Tidewater, Inc. (a)	809,000	39,803
Valero L.P. (a)	395,000	19,493
Western Gas Resources, Inc.	908,000	54,344

		481,784

Financial Services—18.9%
Advance America, Cash Advance Centers, Inc.	200,900	3,524
American Equity Investment Life Holding Co.	748,300	7,977
American Financial Group, Inc.	1,072,000	45,989
AmerUs Group Co. (a)	727,100	42,572
BancorpSouth, Inc.	1,155,000	31,474
CBL & Assoc. Properties, Inc., REIT (a)	1,090,000	42,434
Delphi Financial Group, Inc., Class A	1,164,500	42,341
Equity One, Inc., REIT (a)	1,630,000	34,067

	Shares	Value (000s)

First Industrial Realty Trust, Inc., REIT (a)	1,067,000	$40,482
Fremont General Corp. (a)	1,650,000	30,624
Healthcare Realty Trust, Inc., REIT (a)	1,238,000	39,430
Hilb Rogal & Hobbs Co. (a)	997,000	37,158
HRPT Properties Trust, REIT	3,445,000	39,824
Infinity Property & Casualty Corp.	289,200	11,857
Kingsway Financial Services, Inc. (a)	677,100	12,249
LandAmerica Financial Group, Inc. (a)	586,000	37,856
Nationwide Health Properties, Inc., REIT (a)	1,993,000	44,862
New Plan Excel Realty Trust, Inc., REIT (a)	1,718,000	42,417
Old National Bancorp (a)	764,500	15,267
Potlatch Corp., REIT (a)	1,069,038	40,356
Provident Bankshares Corp.	1,053,000	38,319
Scottish Re Group Ltd. (a)	929,400	15,502
Susquehanna Bancshares, Inc.	940,000	22,466
Washington Federal, Inc.	1,600,000	37,104
WP Stewart & Co., Ltd.	360,900	5,493

		761,644

Healthcare—4.1%
Arrow International, Inc.	795,000	26,132
Diagnostic Products Corp.	658,300	38,293
Hillenbrand Industries, Inc.	590,000	28,615
Invacare Corp.	1,200,000	29,856
Owens & Minor, Inc.	1,251,000	35,779
West Pharmaceutical Services, Inc.	150,000	5,442

		164,117

Industrial—21.2%
Acuity Brands, Inc. (a)	965,000	37,548
Albany International Corp., Class A	943,000	39,974
Arkansas Best Corp. (a)	842,700	42,312
Banta Corp.	755,000	34,979
Barnes Group, Inc. (a)	1,498,000	29,885
Briggs & Stratton Corp. (a)	1,272,200	39,578
Crane Co.	1,016,000	42,266
Curtiss-Wright Corp.	1,218,000	37,612
Frontline Ltd. (a)	1,140,000	43,149
General Maritime Corp. (a)	1,065,000	39,362
Harsco Corp.	468,500	36,524
John H. Harland Co.	876,000	38,106
Kennametal, Inc.	710,000	44,198
Lennox International, Inc.	1,237,000	32,756
Lincoln Electric Holdings, Inc.	854,000	53,503
Mueller Industries, Inc. (a)	1,108,000	36,597
Regal-Beloit Corp.	814,500	35,960
Schawk, Inc. (a)	471,900	8,258
Simpson Manufacturing Co., Inc. (a)	575,000	20,729
Skywest, Inc.	1,696,000	42,061
Teekay Shipping Corp. (a)	983,400	41,145
Universal Forest Products, Inc.	419,200	26,297
Valmont Industries, Inc.	130,000	6,044
Werner Enterprises, Inc. (a)	2,124,000	43,054

		851,897

Information Technology—0.4%
Landauer, Inc.	320,000	15,328

	Shares	Value (000s)

Materials & Processing—10.4%
Agnico-Eagle Mines Ltd. (a)	1,460,000	$48,297
Cleveland-Cliffs, Inc. (a)	533,400	42,293
Commercial Metals Co.	760,000	19,532
Lubrizol Corp.	925,000	36,861
Massey Energy Co. (a)	870,000	31,320
Methanex Corp.	1,781,500	37,732
Olin Corp.	2,113,000	37,886
Quanex Corp. (a)	972,500	41,886
Rock-Tenn Co., Class A	938,000	14,961
RPM International, Inc. (a)	2,135,000	38,430
Sensient Technologies Corp. (a)	1,640,000	34,292
Sonoco Products Co.	1,174,000	37,157

		420,647

Technology—0.3%
Methode Electronics, Inc.	1,196,300	12,573

Telecommunications Services—0.8%
Iowa Telecommunications Services, Inc. (d)	1,678,000	31,748

Utilities—10.5%
Atmos Energy Corp.	1,430,000	39,911
Cleco Corp.	1,697,000	39,455
Duquesne Light Holdings, Inc. (a)	2,275,000	37,401
Energen Corp.	1,210,000	46,476
National Fuel Gas Co. (a)	1,145,000	40,235
Peoples Energy Corp. (a)	1,039,000	37,310
Southwest Gas Corp.	790,000	24,759
UGI Corp.	1,725,000	42,470
Vectren Corp.	1,400,000	38,150
Westar Energy, Inc.	1,835,000	38,627
WGL Holdings, Inc. (a)	1,280,000	37,056

		421,850

Total Common Stock (cost—$3,115,482)		3,919,105

SHORT-TERM INVESTMENTS—31.3%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (c)—28.6%
Adirondack 2005-1 Corp.,
5.102% due 7/24/06	$20,000	19,909
5.281% due 7/5/06	15,000	14,974
5.376% due 7/6/06	20,000	19,982
Bank of America Corp.,
5.130% due 8/22/06, FRN	30,000	30,033
Bank of America N.A.,
5.363% due 6/19/07, FRN	50,000	50,000
5.383% due 7/3/06	120,000	120,000
Bavaria TRR Corp.,
5.307% due 7/5/06	40,000	39,971
5.342% due 7/3/06	20,000	19,991
5.353% due 7/28/06	35,000	34,855
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (b)	2,000	2,000
Canadian Imperial Bank,
5.340% due 7/3/06	36,472	36,472
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	170,000	170,000
Countrywide Financial Corp.,
5.210% due 11/3/06, FRN	10,000	10,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	20,000	19,994
Davis Square Funding IV Corp.,
5.357% due 7/31/06	52,000	51,763

30  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
NFJ Small-Cap Value Fund
June 30, 2006

	Principal Amount (000s)	Value (000s)

Davis Square Funding V Corp.,
5.345% due 7/18/06	$28,000	$27,926
Giro Funding U.S. Corp.,
5.371% due 8/7/06	40,000	39,775
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (b)	10,000	10,002
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (b)	3,000	2,999
ING Bank NV,
5.30% due 7/3/06	50,000	50,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	15,000	14,936
Links Finance LLC,
5.321% due 1/25/07, FRN (b)	15,000	14,999
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.155% due 2/15/07, FRN	10,000	10,000
5.21% due 2/2/07, FRN	10,000	10,000
5.392% due 7/10/06	15,000	15,000
5.393% due 7/10/06	40,000	40,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	60,000	59,956
Natexis Banques Populaires,
5.367% due 5/11/07, FRN	10,000	10,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (b)	$2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	30,000	29,876
Park Sienna LLC,
5.336% due 7/7/06	49,000	48,949
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	10,000	9,959
Sigma Finance, Inc., FRN (b),
5.368% due 6/20/07	30,000	29,995
5.369% due 4/5/07	20,000	20,008
Starbird Funding Corp.,
5.295% due 7/24/06	25,000	24,887
Tango Finance Corp.,
5.353% due 4/16/07, FRN (b)	10,000	10,000
Toyota Motor Credit Corp.,
5.13% due 9/6/06, FRN	18,000	18,001

		1,149,212

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $110,448; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $112,611 including accrued interest (cost—$110,403)	110,403	110,403

Total Short-Term Investments (cost—$1,259,262)		1,259,615

Total Investments (cost—$4,374,744)—128.7%		5,178,720

Liabilities in excess of other assets—(28.7)%		(1,155,579)

Net Assets—100.0%		$4,023,141

Notes to Schedule of Investments (amounts in thousands):

(a) All or portion on loan with an aggregate market value of $1,112,075; cash collateral of $1,146,381 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) Affiliated fund or security.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

UNIT — More than one class of securities traded together.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 31

Schedule of Investments
OCC Core Equity Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—95.8%

Building—2.9%
Centex Corp.	2,900	$146

Capital Goods—2.8%
Parker Hannifin Corp.	600	47
Tyco International Ltd.	3,400	93

		140

Consumer Discretionary—11.2%
Best Buy Co., Inc.	2,300	126
Federated Department Stores, Inc.	6,400	234
Kohl’s Corp. (a)	3,300	195

		555

Consumer Services—1.8%
Harley-Davidson, Inc.	1,600	88

Consumer Staples—1.1%
Colgate-Palmolive Co.	900	54

Energy—14.7%
Arch Coal, Inc.	2,500	106
ConocoPhillips	3,500	229
Exxon Mobil Corp.	3,600	221
Peabody Energy Corp.	1,700	95
Valero Energy Corp.	1,200	80

		731

Financial Services—20.4%
Ambac Financial Group, Inc.	1,200	97
American International Group, Inc.	1,700	100
Bank of America Corp.	2,200	106
Capital One Financial Corp.	1,400	120
Citigroup, Inc.	1,800	87
Countrywide Financial Corp.	4,100	156
JP Morgan Chase & Co.	2,900	122
Merrill Lynch & Co., Inc.	1,100	76
Wells Fargo & Co.	2,200	148

		1,012

Healthcare—15.2%
Abbott Laboratories	2,400	104
Aetna, Inc.	4,200	168
Biogen Idec, Inc. (a)	2,500	116
Pfizer, Inc.	3,400	80
Sanofi-Synthelabo S.A. ADR	2,200	107
WellPoint, Inc. (a)	1,100	80
Wyeth	2,200	98

		753

Materials & Processing—2.0%
Nucor Corp.	1,800	98

Technology—19.9%
Apple Computer, Inc. (a)	2,300	131
Applied Materials, Inc.	2,800	46
Cadence Design Systems, Inc. (a)	3,200	55
Cisco Systems, Inc. (a)	8,500	166
EMC Corp. (a)	5,300	58
Hewlett-Packard Co.	3,900	123
Motorola, Inc.	2,000	40
Nokia Corp. ADR	6,000	122
Taiwan Semi-conductor
Manufacturing Co., Ltd. ADR	16,377	150
Texas Instruments, Inc.	3,100	94

		985

	Shares	Value (000s)

Telecommunications—1.6%
AT&T, Inc.	2,900	$81

Transportation—2.2%
Union Pacific Corp.	1,200	111

Total Common Stock (cost—$4,618)		4,754

	Principal Amount (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $200; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $208 including accrued interest (cost—$200)	$200	200

Total Investments (cost—$4,818)—99.8%		4,954

Other assets less liabilities—0.2%		8

Net Assets—100.0%		$4,962

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR — American Depositary Receipt

32  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
OCC Renaissance Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.8%

Aerospace—4.5%
DRS Technologies, Inc. (b)	667,000	$32,516
Goodrich Corp.	694,000	27,961
L-3 Communications Holdings, Inc. (b)	795,000	59,959

		120,436

Building/Construction—2.4%
Centex Corp.	568,000	28,570
Lennar Corp., Class A	800,000	35,496

		64,066

Capital Goods—3.1%
Parker Hannifin Corp.	250,000	19,400
Zebra Technologies Corp., Class A (a)(b)	1,858,000	63,469

		82,869

Commercial Products—1.0%
ChoicePoint, Inc. (a)	618,000	25,814

Consumer Discretionary—8.0%
CDW Corp. (b)	557,000	30,440
Claire’s Stores, Inc.	1,690,000	43,112
Family Dollar Stores, Inc. (b)	858,000	20,961
K-Swiss, Inc.	1,046,000	27,928
Oshkosh Truck Corp., Class B	1,124,000	53,413
TJX Cos., Inc.	1,726,000	39,456

		215,310

Consumer Services—7.7%
Lamar Advertising Co., Class A (a)(b)	1,080,000	58,169
Royal Caribbean Cruises Ltd. (b)	1,900,000	72,675
WPP Group PLC	6,300,000	76,154

		206,998

Energy—7.2%
Canadian Oil Sands Trust, UNIT	860,000	27,735
ConocoPhillips	275,000	18,020
Input/Output, Inc. (a)(b)	2,284,000	21,584
National-Oilwell, Inc. (a)(b)	1,240,000	78,517
Range Resources Corp.	783,000	21,290
XTO Energy, Inc.	600,000	26,562

		193,708

Financial Services—30.5%
Ambac Financial Group, Inc.	400,000	32,440
CIT Group, Inc.	1,862,000	97,364
Citigroup, Inc.	800,000	38,592
Conseco, Inc. (a)(b)	2,225,000	51,398
Countrywide Financial Corp.	2,000,000	76,160
JP Morgan Chase & Co.	1,237,000	51,954
M&T Bank Corp.	265,000	31,249
MBIA, Inc. (b)	355,000	20,785
MGIC Investment Corp.	610,000	39,650
National City Corp. (b)	1,300,000	47,047
PartnerRe Ltd. (b)	485,000	31,064
Platinum Underwriters Holdings Ltd.	1,279,000	35,786
Reinsurance Group of America (b)	1,103,000	54,213
Stancorp Financial Group, Inc.	600,900	30,592
Wachovia Corp. (b)	800,000	43,264
Wells Fargo & Co.	700,000	46,956
Zions Bancorporation	1,144,000	89,163

		817,677

	Shares	Value (000s)

Healthcare—11.2%
Barr Laboratories, Inc. (a)	295,000	$14,069
Beckman Coulter, Inc. (b)	479,000	26,609
Invitrogen Corp. (a)(b)	661,000	43,672
Laboratory Corp. of America Holdings (a)(b)	700,000	43,561
Omnicare, Inc. (b)	915,000	43,389
PDL BioPharma, Inc. (a)(b)	998,000	18,373
Pfizer, Inc.	1,800,000	42,246
Sanofi-Aventis ADR	500,000	48,715
WellPoint, Inc. (a)	250,000	18,193

		298,827

Materials & Processing—0.7%
Smurfit-Stone Containers Corp. (a)	1,677,000	18,346

Technology—9.9%
Ametek, Inc.	445,000	21,084
Amphenol Corp., Class A	442,000	24,734
CACI International, Inc. (a)	703,000	41,006
Gentex Corp. (b)	3,519,000	49,266
Jabil Circuit, Inc.	588,400	15,063
KLA-Tencor Corp. (b)	879,000	36,540
Mantech International Corp. (a)	347,000	10,709
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	2,059,981	18,911
Thermo Electron Corp. (a)(b)	1,354,000	49,069

		266,382

Telecommunications—3.3%
Anixter International, Inc. (b)	255,000	12,102
AT&T, Inc. (b)	1,800,000	50,202
Motorola, Inc.	1,250,000	25,188

		87,492

Transportation—2.9%
Continental Airlines, Inc. (a)(b)	650,000	19,370
Union Pacific Corp.	250,000	23,240
UTI Worldwide, Inc.	1,426,000	35,978

		78,588

Utilities—5.4%
Dominion Resources, Inc. (b)	600,000	44,874
DPL, Inc. (b)	795,000	21,306
Duke Energy Corp. (b)	2,029,560	59,608
SCANA Corp.	515,000	19,869

		145,657

Total Common Stock (cost—$2,440,090)		2,622,170

EXCHANGE-TRADED FUNDS—1.5%
iShares Russell Midcap Value Index Fund (b)	155,600	20,566
iShares S&P MidCap 400 (b)	267,600	19,944

Total Exchange-Traded Funds (cost—$42,248)		40,510

SHORT-TERM INVESTMENTS—20.6%

Collateral Invested for Securities on Loan (d)—19.6%
Allianz Dresdner Daily Asset Fund (e)	95,000,000	95,000

	Principal Amount (000s)	Value (000s)

Bank of America Corp.,
5.13% due 8/22/06, FRN	$25,000	$25,027
Bank of America N.A.,
5.363% due 6/19/07, FRN	20,000	20,000
5.383% due 7/3/06	45,000	45,000
Bavaria TRR Corp.,
5.307% due 7/5/06	25,000	24,982
Bayerische Landesbank,
5.373% due 1/24/07, FRN	1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	5,000	5,001
Canadian Imperial Bank,
5.34% due 7/3/06	35,979	35,979
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	92,000	92,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	44,000	44,009
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (c)	3,000	2,999
KKR Atlantic Funding Trust,
5.323% due 7/21/06	8,500	8,464
Morgan Stanley,
5.21% due 2/2/07, FRN	10,000	10,000
5.392% due 7/10/06	2,000	2,000
5.393% due 7/10/06	30,000	30,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	28,000	27,988
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	5,000	5,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	20,000	19,917
Sigma Finance, Inc., FRN (c),
5.368% due 6/20/07	10,000	9,998
5.369% due 4/5/07	5,000	5,002
Starbird Funding Corp.,
5.295% due 7/24/06	15,000	14,932

		524,298

Repurchase Agreement—1.0%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $26,102; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $26,616 including accrued interest (cost—$26,091)	26,091	26,091

Total Short-Term Investments (cost—$550,351)		550,389

Total Investments (cost—$3,032,689) (f)—119.9%		3,213,069

Liabilities in excess of other assets—(19.9)%		(532,238)

Net Assets—100.0%		$2,680,831

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report   33

Schedule of Investments (cont.)
OCC Renaissance Fund
June 30, 2006

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $506,049; cash collateral of $522,831 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from the securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $124,870, which represents 4.66% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

UNIT — More than one class of securities traded together.

34  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
OCC Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.4%

Building/Construction—2.6%
D.R. Horton, Inc.	700,000	$16,674
Lennar Corp., Class A (b)	700,000	31,059

		47,733

Capital Goods—4.3%
Honeywell International, Inc. (b)	900,000	36,270
Parker Hannifin Corp.	550,000	42,680

		78,950

Consumer Discretionary—5.5%
Family Dollar Stores, Inc. (b)	1,250,000	30,538
Federated Department Stores, Inc. (b)	1,000,000	36,600
TJX Cos., Inc.	1,500,000	34,290

		101,428

Consumer Services—4.5%
Carnival Corp.	2,000,000	83,480

Energy—7.4%
ChevronTexaco Corp.	1,400,000	86,884
Exxon Mobil Corp.	800,000	49,080

		135,964

Financial Services—40.7%
American International Group, Inc.	1,200,000	70,860
Bank of America Corp.	1,500,000	72,150
Citigroup, Inc.	1,700,000	82,008
Countrywide Financial Corp. (b)	2,700,000	102,816
Everest Re Group Ltd.	250,000	21,643
JP Morgan Chase & Co. (b)	1,900,000	79,800
MBIA, Inc. (b)	1,075,839	62,990
Merrill Lynch & Co., Inc.	500,000	34,780
MetLife, Inc. (b)	1,200,000	61,452
Morgan Stanley (b)	600,000	37,926
National City Corp. (b)	500,000	18,095
Wachovia Corp.	650,000	35,152
Wells Fargo & Co.	1,000,000	67,080

		746,752

Healthcare—13.2%
Pfizer, Inc.	5,000,000	117,350
Sanofi-Aventis ADR	900,000	87,687
WellPoint, Inc. (a)	500,000	36,385

		241,422

Materials & Processing—3.4%
Lyondell Chemical Co.	900,000	20,394
Temple-Inland, Inc.	1,000,000	42,870

		63,264

Multi-Media—1.0%
Dow Jones & Co., Inc. (b)	500,000	17,505

Technology—3.1%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	6,179,942	56,732

Telecommunications—7.4%
ALLTEL Corp. (b)	300,000	19,149
AT&T, Inc. (b)	3,100,000	86,459
Motorola, Inc. (b)	1,500,000	30,225

		135,833

	Shares	Value (000s)

Transportation—0.8%
Continental Airlines, Inc. (a)(b)	500,000	$14,900

Utilities—4.5%
Dominion Resources, Inc. (b)	1,100,000	82,269

Total Common Stock (cost—$1,721,206)		1,806,232

SHORT-TERM INVESTMENTS—15.3%

Collateral Invested for
Securities on Loan (d)—14.7%
Allianz Dresdner Daily Asset Fund (e)	189,611,727	189,612

	Principal Amount (000s)

Bayerische Landesbank,
5.373% due 1/24/07, FRN	$1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	20,000	20,004
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (c)	4,000	3,999
Morgan Stanley,
5.210% due 2/2/07, FRN	7,000	7,000
5.392% due 7/10/06	2,000	2,000
5.393% due 7/10/06	30,000	30,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	4,000	4,000
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	10,000	10,004

		269,619

Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $10,948; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $11,163 including accrued interest (cost—$10,944)	10,944	10,944

Total Short-Term Investments (cost—$280,559)		280,563

Total Investments (cost—$2,001,765) (f)—113.7%		2,086,795

Liabilities in excess of other assets—(13.7)%		(251,595)

Net Assets—100.0%		$1,835,200

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $261,358; cash collateral of $269,621 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $87,687, which represents 4.78% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report   35

Schedule of Investments
PEA Equity Premium Strategy Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Building—3.0%
Centex Corp.	40,900	$2,057

Capital Goods—5.5%
Eaton Corp. (b)	17,500	1,320
Illinois Tool Works, Inc.	23,800	1,130
Tyco International Ltd.	46,800	1,287

		3,737

Commercial Products—1.0%
ChoicePoint, Inc. (a)	15,900	664

Consumer Discretionary—11.4%
Best Buy Co., Inc. (b)	24,400	1,338
Federated Department Stores, Inc.	93,000	3,404
Kohl’s Corp. (a)	42,400	2,507
Sears Holding Corp. (a)	2,900	449

		7,698

Consumer Services—1.9%
Harley-Davidson, Inc. (c)	22,800	1,252

Consumer Staples—2.4%
Altria Group, Inc. (b)	12,200	896
Colgate-Palmolive Co.	12,400	743

		1,639

Energy—15.0%
Arch Coal, Inc.	28,200	1,195
ConocoPhillips	47,800	3,132
Exxon Mobil Corp.	44,700	2,742
National-Oilwell, Inc. (a)(b)	12,100	766
Peabody Energy Corp.	21,000	1,171
Valero Energy Corp. (b)	16,500	1,098

		10,104

Financial Services—18.0%
Ambac Financial Group, Inc.	14,400	1,168
American International Group, Inc.	17,300	1,021
Bank of America Corp. (b)	23,600	1,135
Capital One Financial Corp. (b)	19,200	1,641
Countrywide Financial Corp. (b)	37,800	1,439
Goldman Sachs Group, Inc. (b)	9,200	1,384
JP Morgan Chase & Co. (b)	25,900	1,088
MGIC Investment Corp.	19,400	1,261
Wells Fargo & Co. (b)	29,900	2,006

		12,143

Healthcare—14.3%
Abbott Laboratories	32,800	1,431
Aetna, Inc. (b)	41,200	1,645
Biogen Idec, Inc. (a)(b)	33,000	1,529
Biomet, Inc.	18,700	585
Roche Holdings AG - Genusschein	12,100	1,997
Sanofi-Synthelabo S.A. ADR (b)	23,100	1,125
Wyeth	30,700	1,363

		9,675

Materials & Processing—3.4%
Freeport-McMoran Copper & Gold, Inc., Class B	3,400	188
Nucor Corp.	1,600	87
Phelps Dodge Corp.	24,700	2,029

		2,304

Multi-Media—1.0%
Dow Jones & Co., Inc.	20,000	700

	Shares	Value (000s)

Technology—18.0%
Apple Computer, Inc. (a) (b)	37,500	$2,142
Applied Materials, Inc.	38,200	622
Cisco Systems, Inc. (a)(b)	106,800	2,086
EMC Corp. (a)	74,000	812
Hewlett-Packard Co. (b)	52,500	1,663
Microsoft Corp.	29,400	685
Motorola, Inc.	30,700	618
Nokia Corp. ADR (b)	74,100	1,501
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (b)	218,152	2,003

		12,132

Transportation—3.3%
Continental Airlines, Inc. (a)	37,400	1,114
Union Pacific Corp. (b)	11,800	1,097

		2,211

Total Common Stock (cost—$66,249)		66,316

SHORT-TERM INVESTMENTS—3.3%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—1.7%
Canadian Imperial Bank,
5.34% due 7/3/06	$1,135	1,135

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $1,105; collateralized by Federal Home Loan Bank, 4.25%, due 4/16/07, valued at $1,128 including accrued interest (cost—$1,105)	1,105	1,105

Total Short-Term Investments (cost—$2,240)		2,240

Total Investments before options written (cost—$68,489) (e)—101.5%		68,556

OPTIONS WRITTEN (a)—(1.1)%
	Contracts

Call Options—(1.1)%
Aetna, Inc. (CBOE)
strike price $42.50,
expires 7/22/06	300	(10)
Altria Group, Inc. (AMEX)
strike price $75,
expires 7/22/06	120	(14)
AMEX Oil Index (AMEX)
strike price $1,160,
expires 7/22/06	30	(71)
strike price $1,200,
expires 8/19/06	30	(65)
Apple Computer, Inc. (CBOE)
strike price $70,
expires 8/19/06	300	(9)
Best Buy Co., Inc. (CBOE)
strike price $57.50,
expires 8/19/06	200	(26)

	Contracts	Value (000s)

Biogen Idec, Inc. (CBOE)
strike price $50,
expires 8/19/06	200	$(17)
BKX Index (PHLX)
strike price $110,
expires 8/19/06	300	(34)
Capital One Financial Corp. (CBOE)
strike price $90,
expires 8/19/06	150	(16)
Cisco Systems, Inc. (CBOE)
strike price $21.50,
expires 8/18/06	750	(16)
strike price $22.50,
expires 7/22/06	700	(4)
Countrywide Financial Corp. (CBOE)
strike price $40,
expires 8/19/06	250	(24)
Eaton Corp. (CBOE)
strike price $75,
expires 7/22/06	175	(27)
Federated Department
Stores, Inc. (OTC)
strike price $38.50,
expires 8/19/06	600	(43)
Goldman Sachs Group, Inc. (CBOE)
strike price $160,
expires 8/19/06	80	(13)
Harley-Davidson, Inc. (CBOE)
strike price $57.50,
expires 8/19/06	200	(24)
Hewlett-Packard Co. (CBOE)
strike price $35,
expires 7/22/06	300	(2)
Kohl’s Corp. (OTC)
strike price $63.50,
expires 8/19/06	300	(23)
MGIC Investment Corp. (OTC)
strike price $67,
expires 8/25/06	175	(20)
National-Oilwell, Inc. (CBOE)
strike price $70,
expires 8/19/06	120	(20)
Nokia, Corp. (CBOE)
strike price $22.50,
expires 8/19/06	500	(12)
Phelps Dodge (OTC)
strike price $98,
expires 8/11/06	200	(12)
S&P 500 Index (CBOE)
strike price $1,275,
expires 7/22/06	50	(65)
strike price $1,285,
expires 8/19/06	30	(54)
strike price $1,305,
expires 7/22/06	20	(4)
Sanofi-Aventis (CBOE)
strike price $50,
expires 8/19/06	200	(30)
Taiwan Semi-conductor
Co., Ltd. (OTC)
strike price $9.50,
expires 8/11/06	1,000	(21)
Union Pacific Corp. (PHLX)
strike price $95,
expires 8/19/06	100	(26)
Valero Energy Corp. (CBOE)
strike price $67.50,
expires 8/19/06	160	(53)

Total Options Written (premiums received—$605)		(755)

36   Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
PEA Equity Premium Strategy Fund
June 30, 2006

Value (000s)

Total Investments net of options written (cost—$67,884)—100.4%	$67,801

Liabilities in excess of other assets—(0.4)%	(276)

Net Assets—100.0%	$67,525

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) All or portion on loan with an aggregate market value of $1,085; cash collateral of $1,120 was received with which the Fund purchased short-term investments.

(d) Security purchased with the cash proceeds from securities on loan.

(e) Securities with an aggregate value of $1,997, which represents 2.96% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

AMEX — American Stock Exchange

CBOE — Chicago Board Options Exchange

OTC — Over-the-Counter

PHLX — Philadelphia Stock Exchange

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report   37

Schedule of Investments
PEA Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.9%

Aerospace—1.4%
United Technologies Corp.	117,200	$7,433

Commercial Products—1.9%
Accenture Ltd.	348,700	9,875

Consumer Discretionary—11.5%
Best Buy Co., Inc. (b)	272,300	14,933
Federated Department Stores, Inc.	624,800	22,868
Kohl’s Corp. (a)(b)	199,200	11,777
Staples, Inc.	465,800	11,328

		60,906

Consumer Services—3.0%
Starwood Hotels & Resorts Worldwide, Inc. (b)	266,300	16,068

Consumer Staples—6.8%
Colgate-Palmolive Co.	194,800	11,669
Hershey Foods Corp. (b)	106,200	5,848
Kellogg Co. (b)	121,800	5,899
PepsiCo, Inc.	177,700	10,669
Wm. Wrigley Jr. Co. (b)	44,800	2,032

		36,117

Energy—10.8%
Arch Coal, Inc. (b)	286,000	12,118
ConocoPhillips	126,600	8,296
Exxon Mobil Corp.	134,000	8,221
Peabody Energy Corp.	181,100	10,096
Valero Energy Corp.	278,600	18,533

		57,264

Financial Services—13.5%
Amvescap PLC	998,100	9,131
Capital One Financial Corp. (b)	86,900	7,426
CB Richard Ellis Group, Inc., Class A (a)	203,000	5,055
Goldman Sachs Group, Inc.	70,100	10,545
Host Marriot Corp., REIT	120,311	2,631
Lehman Brothers Holdings, Inc.	36,700	2,391
MGIC Investment Corp.	261,900	17,023
Philadelphia Consolidated Holding Co. (a)(b)	226,800	6,886
SLM Corp. (b)	196,200	10,383

		71,471

Healthcare—21.0%
Abbott Laboratories	318,600	13,894
Amgen, Inc. (a)(b)	151,100	9,856
Biogen Idec, Inc. (a)	158,100	7,325
Caremark Rx, Inc. (b)	215,100	10,727
DENTSPLY International, Inc.	97,400	5,903
Gilead Sciences, Inc. (a)(b)	138,000	8,164
Roche Holdings AG	104,200	17,194
St. Jude Medical, Inc. (a)	314,600	10,199
Stryker Corp. (b)	231,700	9,757
UnitedHealth Group, Inc.	179,600	8,043
Wyeth	230,900	10,254

		111,316

Hotels/Gaming—1.0%
Hilton Hotels Corp.	194,400	5,498

Materials & Processing—2.8%
Phelps Dodge Corp.	74,000	6,080
Precision Castparts Corp.	145,100	8,671

		14,751

	Shares	Value (000s)

Technology—21.8%
Apple Computer, Inc. (a)	261,400	$14,931
Broadcom Corp., Class A (a)(b)	240,900	7,239
Cisco Systems, Inc. (a)	1,061,300	20,727
EMC Corp. (a)	1,612,600	17,690
Google, Inc., Class A (a)(b)	45,700	19,163
Hewlett-Packard Co.	418,700	13,265
IAC/InterActiveCorp (a)(b)	137,000	3,629
Microsoft Corp.	466,600	10,872
SAP AG ADR (b)	155,400	8,162

		115,678

Telecommunications—3.2%
Corning, Inc. (a)	250,600	6,062
NII Holdings, Inc., Class B (a)(b)	192,400	10,847

		16,909

Transportation—1.2%
Norfolk Southern Corp.	114,100	6,072

Total Common Stock (cost—$487,131)		529,358

SHORT-TERM INVESTMENTS—20.0%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—19.6%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$5,000	4,991
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,006
Bank of America N.A.,
5.383% due 7/3/06	10,000	10,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	13,941	13,941
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	25,000	25,000
Davis Square Funding IV Corp.,
5.357% due 7/31/06	8,000	7,964
Goldman Sachs Group L.P., Series
2, 5.219% due 9/15/06, FRN (c)	7,000	7,002
Morgan Stanley,
5.21% due 2/2/07, FRN	1,000	1,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Park Sienna LLC,
5.336% due 7/7/06	15,000	14,984
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	5,000	5,002

		103,888

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $1,764; collateralized by Federal Home Loan Bank, 4.125%,due 10/19/07, valued at $1,799 including accrued interest (cost—$1,763)	$1,763	$1,763

Total Short-Term Investments (cost—$105,644)		105,651

Total Investments (cost—$592,775) (e)—119.9%		635,009

Liabilities in excess of other assets—(19.9)%		(105,358)

Net Assets—100.0%		$529,651

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $100,539; cash collateral of $103,662 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Securities with an aggregate value of $26,326, which represents 4.97% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

38  Allianz Funds Annual Report  |  6.30.06  | See accompanying Notes to Financial Statements

Schedule of Investments
PEA Target Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.0%

Capital Goods—5.1%
ITT Industries, Inc.	110,000	$5,445
Joy Global, Inc.	75,000	3,907
Manitowoc Co. (b)	325,000	14,463
Rockwell Automation, Inc.	140,000	10,081

		33,896

Communications—5.2%
Focus Media Holding Ltd. ADR (a)	140,000	9,122
NII Holdings, Inc., Class B (a)(b)	450,000	25,371

		34,493

Consumer Discretionary—4.0%
Coach, Inc. (a)	400,000	11,960
O’Reilly Automotive, Inc. (a)	300,000	9,357
Sonic Corp. (a)	250,000	5,198

		26,515

Consumer Services—9.8%
Corporate Executive Board Co.	100,000	10,020
Harrah’s Entertainment, Inc.	125,000	8,898
Hilton Hotels Corp.	625,000	17,675
Live Nations, Inc. (a)	150,000	3,054
Pinnacle Entertainment, Inc. (a)(b)	500,000	15,325
UTI Worldwide, Inc.	400,000	10,092

		65,064

Consumer Staples—1.6%
Fomento Economico Mexicano S.A. de CV ADR	125,000	10,465

Energy—7.3%
Arch Coal, Inc.	140,000	5,932
Aventine Renewable Energy Holdings, Inc. (a)(e)	20,800	809
Aventine Renewable Energy Holdings, Inc. (a)(c)(e)	125,000	4,875
Complete Production Services, Inc. (a)	252,000	5,957
National-Oilwell, Inc. (a)	125,000	7,915
Quicksilver Resources, Inc. (a)(b)	200,000	7,362
Range Resources Corp.	300,000	8,157
Transocean, Inc. (a)(b)	90,000	7,229

		48,236

Financial Services—13.2%
Affiliated Managers Group, Inc. (a)(b)	100,000	8,689
AmeriCredit Corp. (a)(b)	300,000	8,376
CapitalSource, Inc., REIT (b)	300,000	7,038
CB Richard Ellis Group, Inc., Class A (a)	450,000	11,205
Greenhill & Co., Inc. (b)	99,800	6,064
Investment Technology Group, Inc. (a)(b)	340,000	17,292
MGIC Investment Corp. (b)	90,000	5,850
Philadelphia Consolidated Holding Co. (a)(b)	225,000	6,831
Redwood Trust, Inc. (b)	165,000	8,057
VistaPrint Ltd. (a)	300,000	8,022

		87,424

Healthcare—17.0%
Celgene Corp. (a)(b)	165,000	7,826
Cyberonics, Inc. (a)(b)	350,000	7,462
Gen-Probe, Inc. (a)	164,900	8,901
Hologic, Inc. (a)	230,700	11,387
Kinetic Concepts, Inc. (a)	168,100	7,422
Mentor Corp. (b)	150,000	6,525

	Shares	Value (000s)

Myogen, Inc. (a)(b)	285,000	$8,265
New River Pharmaceuticals, Inc. (a)(b)	280,000	7,980
Psychiatric Solutions, Inc. (a)(b)	350,000	10,031
St. Jude Medical, Inc. (a)	295,000	9,564
Theravance, Inc. (a)	400,000	9,152
Ventana Medical Systems, Inc. (a)(b)	263,000	12,408
Zimmer Holdings, Inc. (a)	96,500	5,474

		112,397

Hotels/Gaming—2.1%
Starwood Hotels & Resorts Worldwide, Inc.	230,000	13,878

Materials & Processing—4.2%
Phelps Dodge Corp.	75,000	6,162
Precision Castparts Corp.	200,000	11,952
Vulcan Materials Co.	125,000	9,750

		27,864

Multi-Media—1.2%
Central European Media Enterprises Ltd., Class A (a)(b)	125,000	7,899

Technology—27.0%
Akamai Technologies, Inc. (a)	190,000	6,876
American Reprographics Co. (a)	250,000	9,062
American Tower Corp. (a)(b)	560,000	17,427
aQuantive, Inc. (a)(b)	405,000	10,259
Broadcom Corp., Class A (a)(b)	345,000	10,367
Citrix Systems, Inc. (a)	465,000	18,665
Cognizant Technology Solutions Corp., Class A (a)	275,000	18,527
Cypress Semi-conductor Corp. (a)(b)	440,000	6,398
Energy Conversion Devices, Inc. (a)(b)	175,000	6,375
F5 Networks, Inc. (a)(b)	285,000	15,242
Juniper Networks, Inc. (a)(b)	495,000	7,915
Marvell Technology Group Ltd. (a)(b)	215,000	9,531
Network Appliance, Inc. (a)	485,000	17,120
Red Hat, Inc. (a)(b)	475,000	11,115
SRA International, Inc. (a)	225,000	5,992
TIBCO Software, Inc. (a)	1,180,000	8,319

		179,190

Telecommunications—1.3%

Crown Castle International Corp. (a)(b)	250,000	8,635

Total Common Stock (cost—$572,541)		655,956

SHORT-TERM INVESTMENTS—32.2%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—31.5%
Adirondack 2005-1 Corp.,
5.102% due 7/24/06	$10,000	9,955
5.281% due 7/5/06	15,000	14,974
Bank of America N.A.,
5.383% due 7/3/06	5,000	5,000
Bavaria TRR Corp.,
5.307% due 7/5/06	5,000	4,996
5.353% due 7/28/06	10,000	9,959
Bayerische Landesbank,
5.373% due 1/24/07, FRN	1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000

	Principal Amount (000s)	Value (000s)

Canadian Imperial Bank,
5.34% due 7/3/06	$8,840	$8,840
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	25,000	25,000
Davis Square Funding IV Corp.,
5.357% due 7/31/06	20,000	19,909
Giro Funding U.S. Corp.,
5.371% due 8/7/06	5,000	4,972
Goldman Sachs Group L.P.,
Series 2,
5.219% due 9/15/06, FRN (c)	2,000	2,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	20,000	19,915
Morgan Stanley,
5.155% due 2/15/07, FRN	5,000	5,000
5.21% due 2/2/07, FRN	3,000	3,000
5.392% due 7/10/06	15,000	15,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.305% due 1/19/07	20,000	20,000
Park Sienna LLC,
5.336% due 7/7/06	15,036	15,020
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	5,000	4,999
5.368% due 6/20/07	5,000	4,999
5.369% due 4/5/07	5,000	5,002

		208,538

Repurchase Agreement—0.7%
State Street Bank & Trust Co.,
dated 6/30/06, 4.90%, due
7/3/06, proceeds $4,491;
collateralized by Federal
Home Loan Bank, 4.125%,
due 10/19/07, valued at
$4,583 including accrued
interest (cost—$4,489)	4,489	4,489

Total Short-Term Investments (cost—$212,930)		213,027

Total Investments (cost—$785,471)—131.2%		868,983

Liabilities in excess of other assets—(31.2)%		(206,655)

Net Assets—100.0%		$662,328

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $201,815; cash collateral of $208,108 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Illiquid security.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements  | 6.30.06   |  Allianz Funds Annual Report   39

Schedule of Investments
RCM Large-Cap Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Aerospace—4.4%
Boeing Co.	131,000	$10,730
United Technologies Corp.	213,450	13,537

		24,267

Capital Goods—4.4%
Fluor Corp.	94,175	8,752
General Electric Co.	460,750	15,186

		23,938

Consumer Discretionary—7.2%
Coach, Inc. (a)	212,775	6,362
Federated Department Stores, Inc.	191,000	6,990
J.C. Penney Co., Inc.	134,275	9,065
Target Corp. (b)	133,150	6,507
Walgreen Co.	233,000	10,448

		39,372

Consumer Services—1.6%
Marriott International, Inc., Class A	226,000	8,615

Consumer Staples—7.4%
Colgate-Palmolive Co.	162,125	9,711
PepsiCo, Inc.	267,650	16,070
Procter & Gamble Co.	265,850	14,781

		40,562

Energy—10.8%
Canadian Natural Resources Ltd.	167,525	9,278
Halliburton Co. (b)	149,000	11,057
Schlumberger Ltd. (b)	143,500	9,343
Transocean, Inc. (a)	137,850	11,072
Valero Energy Corp.	121,550	8,085
Weatherford International Ltd. (a)	207,650	10,304

		59,139

Financial Services—16.3%
AFLAC, Inc.	210,450	9,755
American International Group, Inc.	197,125	11,640
Citigroup, Inc.	354,775	17,114
Franklin Resources, Inc.	99,975	8,679
Genworth Financial, Inc., Class A	78,700	2,742
Legg Mason, Inc.	53,600	5,334
Merrill Lynch & Co., Inc.	155,450	10,813
U.S. Bancorp	406,900	12,565
Zions Bancorporation	140,550	10,955

		89,597

Healthcare—15.8%
Aetna, Inc.	179,000	7,148
Allergan, Inc.	65,500	7,026
Amgen, Inc. (a)	84,875	5,536
Genentech, Inc. (a)	84,425	6,906
Gilead Sciences, Inc. (a)(b)	174,800	10,341
Novartis AG ADR	151,900	8,191
Pfizer, Inc.	393,500	9,235
Shire Pharmaceuticals Group PLC ADR	148,075	6,549
Teva Pharmaceutical Industries Ltd. ADR	201,100	6,353
UnitedHealth Group, Inc.	122,000	5,463
Wyeth	193,900	8,611
Zimmer Holdings, Inc. (a)(b)	101,125	5,736

		87,095

	Shares	Value (000s)

Multi-Media—3.4%
Univision Communications, Inc., Class A (a)	261,775	$8,769
Walt Disney Co.	336,650	10,100

		18,869

Technology—19.8%
Apple Computer, Inc. (a)	184,075	10,514
Autodesk, Inc. (a)	240,000	8,270
Cognizant Technology Solutions Corp., Class A (a)	97,300	6,555
Corning, Inc. (a)	339,000	8,201
Google, Inc., Class A (a)	34,700	14,551
Hewlett-Packard Co.	495,500	15,698
Marvell Technology Group Ltd. (a)(b)	102,600	4,548
Microsoft Corp.	317,500	7,398
Motorola, Inc.	468,500	9,440
SanDisk Corp. (a)(b)	107,200	5,465
Seagate Technology, Inc. (a)(b)	178,000	4,030
Texas Instruments, Inc. (b)	202,925	6,147
Yahoo!, Inc. (a)(b)	238,000	7,854

		108,671

Telecommunications—4.5%
AT&T, Inc. (b)	407,500	11,365
Cisco Systems, Inc. (a)	440,625	8,605
QUALCOMM, Inc.	123,000	4,929

		24,899

Transportation—2.6%
Burlington Northern Santa Fe Corp.	73,400	5,817
FedEx Corp.	73,325	8,569

		14,386

Total Common Stock (cost—$492,914)		539,410

SHORT-TERM INVESTMENTS—12.9%

Collateral Invested for Securities on Loan (d)—11.0%
Allianz Dresdner Daily Asset Fund (e)	55,276,132	55,276

	Principal Amount (000s)

Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	$2,000	2,000
Morgan Stanley,
5.21% due 2/2/07, FRN	3,000	3,000

		60,276

Repurchase Agreement—1.9%
State Street Bank & Trust Co.,
dated 6/30/06, 4.90%, due
7/3/06, proceeds $10,659;
collateralized by Federal
Home Loan Bank, 4.125%,
due 10/19/07, valued at
$10,871 including accrued
interest (cost—$10,655)	10,655	10,655

Total Short-Term Investments (cost—$70,931)		70,931

Total Investments (cost—$563,845)—111.1%		610,341

Liabilities in excess of other assets—(11.1)%		(60,924)

Net Assets—100.0%		$549,417

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $58,415; cash collateral of $60,297 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

40  Allianz Funds Annual Report  |  6.30.06  | See accompanying Notes to Financial Statements

Schedule of Investments
RCM Mid-Cap Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.5%

Building/Construction—1.5%
Foster Wheeler Ltd. (a)	38,500	$1,663

Capital Goods—4.8%
Cooper Industries Ltd., Class A	20,400	1,895
Ingersoll-Rand Co., Ltd., Class A	9,300	398
Intermec, Inc. (a)(b)	48,200	1,106
Rockwell Automation, Inc.	29,000	2,088

		5,487

Communications—2.7%
NeuStar, Inc., Class A (a)	38,800	1,309
NII Holdings, Inc., Class B (a)	30,800	1,737

		3,046

Consumer Discretionary—9.9%
Burger King Holdings, Inc. (a)(b)	84,500	1,331
Coach, Inc. (a)	58,400	1,746
Dick’s Sporting Goods, Inc. (a)(b)	48,100	1,905
Guitar Center, Inc. (a)	6,300	280
J.C. Penney Co., Inc.	8,900	601
Nordstrom, Inc. (b)	22,700	828
Polo Ralph Lauren Corp., Class A	40,800	2,240
Ross Stores, Inc. (b)	84,320	2,365

		11,296

Consumer Services—5.0%
Alliance Data Systems Corp. (a)	2,900	170
Corporate Executive Board Co.	12,200	1,222
Everest Re Group Ltd.	11,350	983
Getty Images, Inc. (a)(b)	28,500	1,810
UTI Worldwide, Inc.	47,006	1,186
XM Satellite Radio Holdings, Inc., Class A (a)	25,600	375

		5,746

Consumer Staples—4.6%
Clorox Co. (b)	20,800	1,268
Hansen Natural Corp. (a)(b)	13,400	2,551
United Natural Foods, Inc. (a)	41,600	1,374

		5,193

Energy—10.9%
Arch Coal, Inc.	26,990	1,144
Cameron International Corp. (a)	21,600	1,032
ENSCO International, Inc. (b)	49,200	2,264
National-Oilwell, Inc. (a)	39,300	2,488
Noble Energy, Inc.	8,800	412
Peabody Energy Corp.	27,500	1,533
Southwestern Energy Co. (a)	60,000	1,870
Tesoro Corp.	16,200	1,205
Weatherford International Ltd. (a)	9,900	491

		12,439

Environmental Services—1.2%
Republic Services, Inc.	33,900	1,368

Financial Services—6.3%
Affiliated Managers Group, Inc. (a)(b)	5,970	519
City National Corp.	17,430	1,135
Federated Investors, Inc.	41,250	1,299
Lazard Ltd., Class A (b)	58,050	2,345
Northern Trust Corp. (b)	4,850	268
Zions Bancorporation	20,080	1,565

		7,131

	Shares	Value (000s)

Healthcare—14.4%
Allergan, Inc.	23,186	$2,487
Biogen Idec, Inc. (a)	20,700	959
Celgene Corp. (a)(b)	38,990	1,849
Cytyc Corp. (a)	36,400	923
Endo Pharmaceuticals Holdings, Inc. (a)	44,800	1,477
Forest Laboratories, Inc. (a)	6,300	244
Health Net, Inc. (a)	21,500	971
Medco Health Solutions, Inc. (a)	29,080	1,666
Medimmune, Inc. (a)	26,800	726
Nektar Therapeutics, Inc. (a)(b)	30,400	558
Quest Diagnostics, Inc. (b)	5,500	330
Resmed, Inc. (a)	6,000	282
Shire Pharmaceuticals Group PLC ADR	48,100	2,127
Theravance, Inc. (a)	19,900	455
Varian Medical Systems, Inc. (a)	27,100	1,283

		16,337

Hotels/Gaming—3.7%
Starwood Hotels & Resorts Worldwide, Inc.	40,100	2,420
Station Casinos, Inc.	27,100	1,845

		4,265

Materials & Processing—3.8%
Air Products & Chemicals, Inc.	5,200	333
Ecolab, Inc.	7,400	300
Precision Castparts Corp.	41,400	2,474
Rohm & Haas Co.	23,700	1,188

		4,295

Metals & Mining—1.2%
Phelps Dodge Corp.	17,200	1,413

Multi-Media—1.9%
Univision Communications, Inc., Class A (a)	63,000	2,110

Technology—23.2%
Activision, Inc. (a)(b)	168,966	1,923
Ametek, Inc.	36,700	1,739
Autodesk, Inc. (a)	61,000	2,102
Broadcom Corp., Class A (a)(b)	38,600	1,160
CheckFree Corp. (a)	26,300	1,303
Cognizant Technology Solutions Corp., Class A (a)	25,810	1,739
Cognos, Inc. (a)	24,100	686
Eclipsys Corp. (a)(b)	50,100	910
Energy Conversion Devices, Inc. (a)(b)	19,400	707
Fisher Scientific International, Inc. (a)(b)	19,500	1,424
Global Payments, Inc.	23,400	1,136
Intersil Corp.	38,400	893
Lam Research Corp. (a)	20,300	946
Marvell Technology Group Ltd. (a)(b)	13,200	585
McAfee, Inc. (a)	14,700	357
MEMC Electronic Materials, Inc. (a)	15,520	582
Microchip Technology, Inc.	38,900	1,305
National Semi-conductor Corp. (b)	71,000	1,693
Red Hat, Inc. (a)	29,110	681
Redback Networks, Inc. (a)(b)	42,000	770
SanDisk Corp. (a)(b)	42,700	2,177
Seagate Technology, Inc. (a)(b)	66,500	1,506

		26,324

	Shares	Value (000s)

Telecommunications—1.5%
Ciena Corp. (a)	91,200	$439
Finisar Corp. (a)(b)	396,600	1,297

		1,736

Transportation—0.9%
Landstar System, Inc.	21,400	1,011

Total Common Stock (cost—$108,133)		110,860

SHORT-TERM INVESTMENTS—29.2%

Collateral Invested for Securities on Loan (c)—25.7%
Allianz Dresdner Daily Asset Fund (d)	29,167,946	29,168

	Principal Amount (000s)

Repurchase Agreement—3.5%
State Street Bank & Trust Co.,
dated 6/30/06, 4.90%, due
7/3/06, proceeds $4,037;
collateralized by Freddie Mac,
2.875%, due 5/15/07, valued
at $4,116 including accrued
interest cost—$4,035)	4,035	4,035

Total Short-Term Investments (cost—$33,203)		33,203

Total Investments (cost—$141,336)—126.7%		144,063

Liabilities in excess of other assets—(26.7)%		(30,379)

Net Assets—100.0%		$113,684

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $28,177; cash collateral of $29,168 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  41

Schedule of Investments
RCM Strategic Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—84.4%

Aerospace—3.5%
Boeing Co.	480	$39
General Dynamics Corp.	480	32
United Technologies Corp. (b)	610	39

		110

Capital Goods—2.1%
Danaher Corp.	490	31
Fluor Corp.	373	35

		66

Communications—0.4%
Focus Media Holding Ltd. ADR (a)	190	12

Consumer Discretionary—7.4%
Coach, Inc. (a)	1,050	31
J.C. Penney Co., Inc.	577	39
Nintendo Co., Ltd.	283	48
Starbucks Corp. (a)	820	31
Under Armour, Inc. (a)	580	25
Walgreen Co.	1,050	47
Walt Disney Co.	410	12

		233

Consumer Services—1.6%
Corporate Executive Board Co.	344	34
Marriott International, Inc., Class A	406	16

		50

Consumer Staples—6.0%
Clorox Co.	150	9
Colgate-Palmolive Co. (b)	530	32
Hansen Natural Corp. (a)	170	31
PepsiCo, Inc. (b)	1,166	70
Procter & Gamble Co.	827	46

		188

Energy—6.2%
Baker Hughes, Inc.	302	25
BHP Billiton Ltd. ADR	710	31
Conergy AG	30	2
Evergreen Solar, Inc. (a)	480	6
Halliburton Co.	170	13
National-Oilwell, Inc. (a)	197	12
Peabody Energy Corp.	660	37
QCells AG (a)	10	1
Schlumberger Ltd.	370	24
Solar World AG	40	2
Suntech Power Holdings Co., Ltd. ADR (a)	660	19
Valero Energy Corp.	187	12
Weatherford International Ltd. (a)	250	12

		196

Financial Services—6.5%
AFLAC, Inc.	670	31
Chicago Mercantile Exchange Holdings, Inc.	76	37
DBS Group Holdings Ltd.	2,900	33
JP Morgan Chase & Co.	146	6
Lazard Ltd., Class A	800	33
Legg Mason, Inc.	310	31
U.S. Bancorp	880	27
Wells Fargo & Co.	92	6

		204

	Shares	Value (000s)

Healthcare—15.1%
Abbott Laboratories	820	$36
Aetna, Inc.	860	34
Allergan, Inc.	360	39
AstraZeneca PLC ADR	660	40
Caremark Rx, Inc.	610	30
Celgene Corp. (a)(b)	1,740	82
Conor Medsystems, Inc. (a)	790	22
Genentech, Inc. (a)	480	39
Gilead Sciences, Inc. (a)(b)	1,056	62
Johnson & Johnson	1,040	63
St. Jude Medical, Inc. (a)	840	27

		474

Hotels/Gaming—1.7%
Starwood Hotels & Resorts Worldwide, Inc.	883	53

Materials & Processing—1.1%
Alcan, Inc.	260	12
Precision Castparts Corp.	400	24

		36

Metals & Mining—1.2%
Anglo Platinum Ltd.	370	39

Multi-Media—1.7%
News Corp., Class B	1,550	31
Univision Communications, Inc., Class A (a)(b)	705	24

		55

Oil & Gas—0.4%
Cameron International Corp. (a)	280	13

Technology—20.8%
Apple Computer, Inc. (a)	610	35
Autodesk, Inc. (a)	810	28
Cerner Corp. (a)(b)	1,320	49
Chartered Semi-conductor Manufacturing Ltd. ADR (a)(b)	2,730	24
CheckFree Corp. (a)(b)	960	48
Cisco Systems, Inc. (a)	2,210	43
Citrix Systems, Inc. (a)	610	24
Cognizant Technology Solutions Corp., Class A (a)	630	42
Ctrip.com International Ltd. ADR	360	18
Energy Conversion Devices, Inc. (a)	510	19
Fairchild Semi-conductor International, Inc. (a)	700	13
Google, Inc., Class A (a)(b)	300	126
Hewlett-Packard Co.	200	6
Mercury Interactive Corp. (a)	530	19
Network Appliance, Inc. (a)	530	18
NVIDIA Corp. (a)	580	12
QLogic Corp. (a)	1,080	19
Red Hat, Inc. (a)	1,580	37
Seagate Technology, Inc. (a)	560	13
Tencent Holdings Ltd.	11,000	23
Yahoo!, Inc. (a)	1,160	38
Yahoo! Japan Corp.	1	1

		655

Telecommunications—6.2%
Amdocs Ltd. (a)	1,180	43
AT&T, Inc.	1,120	32
Ciena Corp. (a)	7,010	34
Comverse Technology, Inc. (a)	2,190	43
NII Holdings, Inc., Class B (a)	335	19
Qwest Communications International, Inc. (a)	3,110	25

		196

	Shares	Value (000s)

Transportation—2.5%
Burlington Northern Santa Fe Corp.	447	$35
Landstar System, Inc.	800	38
United Parcel Service, Inc., Class B	56	5

		78

Total Common Stock (cost—$2,647)		2,658

EXCHANGE-TRADED FUND—0.2%

Oil Service HOLDRs Trust (cost—$7)	45	7

WARRANTS (a)—1.2%

	Units

Technology—1.2%
Merrill Lynch — Motech Industries, Inc., Expires 2/11/08	1,190	28

Merrill Lynch — Powerchip Semi-conductor Corp., Expires 2/19/09	13,100	9

Total Warrants (cost—$34)		37

Principal Amount (000s)

Repurchase Agreement—21.4%
State Street Bank & Trust Co.,
dated 6/30/06, 4.90%, due
7/3/06, proceeds $672;
collateralized by Federal
Home Loan Bank, 4.125%,
due 10/19/07, valued at
$689 including accrued
interest (cost—$672)	$672	672

OPTIONS PURCHASED (a)—1.4%

	Contracts

Call Options—1.4%
Cisco Systems, Inc. (CBOE),
strike price $17.50,
expires 1/19/08	5	2
Clorox Co. (CBOE),
strike price $60,
expires 1/20/07	10	5
strike price $60,
expires 1/19/08	9	7
Colgate-Palmolive Co. (CBOE),
strike price $60,
expires 2/17/07	1	—	(c)
Corporate Executive Board Co.
(CBOE), strike price $100,
expires 9/16/06	1	1
Hewlett-Packard Co. (CBOE),
strike price $30,
expires 1/19/08	28	19
JP Morgan Chase & Co. (CBOE),
strike price $40,
expires 1/19/08	13	8
Micron Technology, Inc. (CBOE),
strike price $12.50,
expires 1/19/08	5	3

Total Options Purchased (cost—$46)		45

Total Investments before options written (cost—$3,406) (d)—108.6%		3,419

42  Allianz Funds Annual Report  |  6.30.06  | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
RCM Strategic Growth Fund
June 30, 2006

	Contracts	Value (000s)

OPTIONS WRITTEN (a)—(0.4)%

Call Options—(0.3)%
Alcan, Inc. (CBOE),
strike price $50,
expires 8/19/06	2	$(1)
Apple Computer, Inc. (CBOE),
strike price $60,
expires 8/19/06	1	— (c)
strike price $60,
expires 1/20/07	1	(1)
Astrazeneca PLC (CBOE),
strike price $60,
expires 8/19/06	1	— (c)
Autodesk, Inc. (CBOE),
strike price $37.50,
expires 8/19/06	1	— (c)
Cisco Systems, Inc. (CBOE),
strike price $20,
expires 10/21/06	4	(1)
Clorox Co. (CBOE),
strike price $65,
expires 10/21/06	21	(3)
Corporate Executive Board Co.
(CBOE), strike price $110,
expires 9/16/06	2	— (c)
JP Morgan Chase & Co. (CBOE),
strike price $42.50,
expires 9/16/06	13	(2)
Marriott International, Inc.
(CBOE), strike price $40,
expires 10/21/06	3	— (c)
Peabody Energy Corp. (CBOE),
strike price $65,
expires 1/20/07	2	(1)

		(9)

Put Options—(0.1)%
Autodesk, Inc. (CBOE),
strike price $32.50,
expires 8/19/06	1	— (c)
Landstar Systems, Inc. (CBOE),
strike price $45,
expires 10/21/06	2	— (c)
Marvell Technology Group Ltd.
(CBOE), strike price $42.50,
expires 11/18/06	5	(2)
Oil Service HOLDERS Trust
(CBOE), strike price $125,
expires 1/20/07		— (c)

		(2)

Total Options Written (premiums received—$16)		(11)

Total Investments net of options written (cost—$3,390)—108.2%		3,408

Liabilities in excess of other assets—(8.2)%		(258)

Net Assets—100.0%		$3,150

Notes to Schedule of Investments

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) Market value less than $500.

(d) Securities with an aggregate value of $149, which represents 4.72% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt
CBOE — Chicago Board Options Exchange

See accompanying Notes to Financial Statements  |   6.30.06   |   Allianz Funds Annual Report  43

Statements of Assets and Liabilities
 June 30, 2006

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

Assets:

Investments, at value	$1,758,344	$1,734,404	$55,564	$4,093	$2,853,333	$130,609
Investments in Affiliates, at value	—	—	—	—	—	—
Repurchase Agreements, at value	—	—	—	—	—	—
Cash	2,760	2,615	1	1	—	1
Securities lending interest receivable (net)	21	52	—	—	39	—
Receivable for investments sold	19,577	26,485	—	—	13,710	—
Receivable for Fund shares sold	10,133	2,685	432	—	49,784	11,187
Dividends and interest receivable (net of foreign taxes)	1,169	547	36	5	4,941	207
Dividends and interest receivable from Affiliates	—	—	—	—	—	—

	1,792,004	1,766,788	56,033	4,099	2,921,807	142,004

Liabilities:

Payable for investments purchased	83,415	79,541	143	69	43,309	1,282
Options written, at value	—	—	—	—	—	—
Payable for Fund shares redeemed	2,052	2,531	1,305	3	2,494	137
Payable for collateral for securities on loan	240,731	271,563	4,819	—	421,697	14,936
Investment advisory fee payable	526	514	25	2	828	39
Administration fees payable	339	337	12	1	639	33
Distribution fees payable	228	188	6	1	587	32
Servicing fees payable	124	131	3	1	399	18
Payable to securities lending agent	—	5,377	—	—	—	—
	327,415	360,182	6,313	77	469,953	16,477

Net Assets	$1,464,589	$1,406,606	$49,720	$4,022	$2,451,854	$125,527

Net Assets Consist of:

Paid-in-capital	$1,274,296	$1,185,773	$45,004	$3,628	$2,223,445	$114,245
Undistributed net investment income	2,707	—	337	—	—	106
Accumulated net realized gain (loss)	104,588	133,195	957	255	68,161	3,219
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	82,998	87,638	3,422	139	160,248	7,957

	$1,464,589	$1,406,606	$49,720	$4,022	$2,451,854	$125,527

Net Assets:

Class D	$34,210	$30,758	$2,947	$17	$78,984	$6,128
Other Classes	1,430,379	1,375,848	46,773	4,005	2,372,870	119,399

Shares Issued and Outstanding:

Class D	1,747	1,109	169	2	5,134	346
Other Classes	72,784	49,759	2,685	316	154,821	6,762

Net Asset Value and Redemption Price Per Share

Class D	$19.58	$27.73	$17.41	$12.88	$15.38	$17.73

Cost of Investments	$1,675,346	$1,646,766	$52,142	$3,954	$2,693,085	$122,652

Cost of Repurchase Agreements	$—	$—	$—	$—	$—	$—

Premiums Received for Options Written	$—	$—	$—	$—	$—	$—

Cost of Investments in Affiliates	$—	$—	$—	$—	$—	$—

44  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Renaissance Fund	OCC Value Fund	PEA Equity Premium Strategy Fund	PEA Growth Fund	PEA Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$5,118,040	$4,954	$3,213,069	$2,086,795	$68,556	$635,009	$868,983	$610,341	$144,063	$2,747
60,680	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	672
224	1	—	—	38	—	—	4	1	1
222	—	48	17	—	7	25	3	3	—
—	—	4,616	23,760	641	140	11,254	2,283	2,039	1,095
14,805	—	1,769	870	212	42	72	1,433	52	—
6,627	10	2,262	2,656	133	239	162	445	26	1
785	—	—	—	—	—	—	—	—	—

5,201,383	4,965	3,221,764	2,114,098	69,580	635,437	880,496	614,509	146,184	4,516

$—	$—	$1,925	$—	$—	$—	$7,617	$4,099	$3,226	$1,351
—	—	—	—	755	—	—	—	—	11
25,230	—	11,120	7,147	77	1,139	1,174	339	32	—
1,148,858	—	524,260	269,615	1,135	103,881	208,441	60,276	29,168	—
1,924	2	1,337	677	33	217	298	200	44	3
1,034	1	829	563	21	172	212	127	24	1
662	—	944	555	21	270	294	24	4	—
534	—	518	341	13	107	132	27	2	—
—	—	—	—	—	—	—	—	—	—
1,178,242	3	540,933	278,898	2,055	105,786	218,168	65,092	32,500	1,366

$4,023,141	$4,962	$2,680,831	$1,835,200	$67,525	$529,651	$662,328	$549,417	$113,684	$3,150

$2,938,333	$4,703	$2,275,017	$1,662,009	$86,054	$689,885	$637,826	$484,095	$442,721	$3,471
40,768	24	1	10,943	1	2	—	1,167	—	—
240,064	99	225,444	77,218	(18,447)	(202,473)	(59,010)	17,659	(331,764)	(338)

803,976	136	180,369	85,030	(83)	42,237	83,512	46,496	2,727	17

$4,023,141	$4,962	$2,680,831	$1,835,200	$67,525	$529,651	$662,328	$549,417	$113,684	$3,150

$5,182	$11	$46,918	$157,173	$951	$431	$1,131	$53,819	$1,088	$15
4,017,959	4,951	2,633,913	1,678,027	66,574	529,220	661,197	495,598	112,596	3,135
162	1	2,167	9,770	115	21	58	3,955	373	1
127,902	456	128,366	106,220	8,119	27,070	37,390	35,972	37,815	232

$32.07	$10.86	$21.65	$16.09	$8.29	$20.00	$19.71	$13.61	$2.92	$13.56

$4,287,121	$4,818	$3,032,689	$2,001,765	$68,489	$592,775	$785,471	$563,845	$141,336	$2,734

$—	$—	$—	$—	$—	$—	$—	$—	$—	$672

$—	$—	$—	$—	$605	$—	$—	$—	$—	$16

$87,623	$—	$—	$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  45

Statements of Operations
 Year Ended June 30, 2006

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

Investment Income:
Dividends, net of foreign withholding taxes	$14,401	$11,628	$890	$47	$47,770	$2,250
Dividends from investments in Affiliates	—	—	—	—	—	—
Interest	2,127	1,734	91	2	4,199	127
Securities lending income (net)	174	278	5	—	321	4
Miscellaneous income	—	1	—	—	2	—
Total Income	16,702	13,641	986	49	52,292	2,381

Expenses:
Investment advisory fees	5,724	5,811	290	20	6,500	359
Administration fees	3,828	3,947	131	15	5,179	302
Servicing fees - Class D	65	187	1	—	71	1
Distribution and/or servicing fees - Other Classes	3,873	3,516	99	24	8,106	494
Trustees’ fees	137	137	5	—	148	9
Interest expense	—	—	—	—	—	—
Shareholder communications expense	170	164	6	—	283	13
Organizational expense	—	—	—	—	—	—
Tax expense	41	—	1	—	—	—
Total Expenses	13,838	13,762	533	59	20,287	1,178
Reimbursement from Adviser	—	—	(3)	—	—	—
Net Expenses	13,838	13,762	530	59	20,287	1,178

Net Investment Income (Loss)	$2,864	$(121)	$456	$(10)	$32,005	$1,203

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	142,214	170,551	2,128	319	73,841	4,449
Investments in Affiliates	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Securities sold short	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Payments from Affiliates**	—	806	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(39,151)	(36,988)	3,450	14	101,613	5,322
Investments in Affiliates	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net Realized and Changes in Unrealized Gain (Loss)	103,063	134,369	5,578	333	175,454	9,771

Net Increase (Decrease) in Net Assets
Resulting from Investment Operations	$105,927	$134,248	$6,034	$323	$207,459	$10,974

**	See Note 10
†	For the period March 31, 2006 (commencement of operations) through June 30, 2006.

46  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Renaissance Fund	OCC Value Fund	PEA Equity Premium Strategy Fund	PEA Growth Fund	PEA Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund†

$111,545	$50	$53,317	$46,766	$1,121	$5,421	$3,139	$5,847	$688	$2
4,500	—	594	—	—	—	—	—	—	—
6,415	7	2,436	1,252	56	271	214	345	84	6
2,563	—	613	339	9	111	280	62	39	—
26	—	—	—	—	—	—	—	—	—
125,049	57	56,960	48,357	1,186	5,803	3,633	6,254	811	8

23,253	16	22,356	10,161	421	2,929	4,231	2,490	616	8
12,921	9	13,596	8,445	272	2,314	2,959	1,569	344	2
14	—	188	531	2	1	3	144	3	—
15,155	1	23,359	12,831	450	5,142	5,917	500	65	—
424	—	434	260	8	66	86	61	14	—
—	—	5	12	22	5	61	—	6	—
473	1	320	218	8	62	77	65	13	—
—	—	—	—	—	—	—	—	—	83
—	—	—	—	—	—	—	13	—	—
52,240	27	60,258	32,458	1,183	10,519	13,334	4,842	1,061	93
—	—	—	—	—	—	—	—	—	(83)
52,240	27	60,258	32,458	1,183	10,519	13,334	4,842	1,061	10

$72,809	$30	$(3,298)	$15,899	$3	$(4,716)	$(9,701)	$1,412	$(250)	$(2)

394,794	165	367,985	181,257	11,708	121,842	163,413	41,654	20,414	(337)
13,935	—	40,043	—	—	—	—	—	—	—
—	—	—	—	1,307	(379)	—	—	—	(7)
—	—	—	—	—	—	—	—	—	6
4	—	(214)	(297)	1	19	—	—	—	—
—	—	5,075	—	—	—	191	—	626	—

53,123	38	(150,395)	(15,043)	(7,393)	(61,416)	(77,050)	(2,480)	(5,403)	12
(22,540)	—	—	—	—	—	—	—	—	—
—	—	—	—	(157)	(87)	—	—	—	5
—	—	4	—	—	3	—	—	—	—
439,316	203	262,498	165,917	5,466	59,982	86,554	39,174	15,637	(321)

$512,125	$233	$259,200	$181,816	$5,469	$55,266	$76,853	$40,586	$15,387	$(323)

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  47

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Flex-Cap Value Fund

	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,864	$4,626	$(121)	$(452)	$456	$50
Net realized gain (loss) on investments and foreign currency transactions	142,214	53,995	170,551	79,769	2,128	599
Payments from Affiliates**	—	—	806	—	—	—
Net realized gain on investments in Affiliates	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments and securities sold short	(39,151)	29,013	(36,988)	27,806	3,450	(627)
Net change in unrealized depreciation of investments in Affiliates	—	—	—	—	—	—

Net increase resulting from investment operations	105,927	87,634	134,248	107,123	6,034	22

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(22)	(33)	—	—	(1)	—
Other Classes	(1,196)	(3,557)	—	—	(169)	—
Net realized capital gains
Class D	—	—	—	—	(17)	(5)
Other Classes	—	—	—	—	(1,633)	(410)

Total Dividends and Distributions to Shareholders	(1,218)	(3,590)	—	—	(1,820)	(415)

Fund Share Transactions:
Shares sold
Class D	20,588	12,416	25,649	46,750	2,849	364
Other Classes	635,142	272,522	735,202	306,600	12,736	39,486
Issued in reinvestment of dividends and distributions
Class D	21	31	—	—	14	5
Other Classes	1,077	3,141	—	—	1,711	348
Cost of shares redeemed
Class D	(4,579)	(932)	(61,645)	(7,037)	(168)	(218)
Other Classes	(309,834)	(233,159)	(396,896)	(234,787)	(11,667)	(6,093)
Net increase from Fund share transactions	342,415	54,019	302,310	111,526	5,475	33,892

Fund Redemption Fees	26	38	44	17	1	10

Total Increase in Net Assets	447,150	138,101	436,602	218,666	9,690	33,509

Net Assets:
Beginning of year	1,017,439	879,338	970,004	751,338	40,030	6,521

End of year*	$1,464,589	$1,017,439	$1,406,606	$970,004	$49,720	$40,030

* Including undistributed net investment income of:	$2,707	$1,036	$—	$—	$337	$530

**	See Note 10

48  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NACM Growth Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund		OCC Core Equity Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Period from March 31, 2005 to June 30, 2005

$(10)	$(1)	$32,005	$9,600	$1,203	$304	$72,809	$49,234	$30	$8

319	258	73,841	15,943	4,449	594	394,798	156,150	165	(27)
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	13,935	—	—

14	(54)	101,613	34,652	5,322	2,002	53,123	296,947	38	98

—	—	—	—	—	—	(22,540)	—	—

323	203	207,459	60,195	10,974	2,900	512,125	502,331	233	79

—	—	(873)	(100)	(12)	—	(85)	(69)	—	—
—	—	(33,156)	(10,594)	(1,077)	(328)	(62,913)	(38,935)	(14)	—

(1)	—	(306)	(12)	(3)	(1)	(411)	(272)	—	—
(306)	(62)	(18,966)	(4,637)	(1,601)	(664)	(297,766)	(158,878)	(39)	—

(307)	(62)	(53,301)	(15,343)	(2,693)	(993)	(361,175)	(198,154)	(53)	—

3	—	73,706	11,176	6,051	26	426	635	—	10
3,008	1,585	1,603,736	494,194	77,326	45,231	1,064,615	1,180,818	1,695	2,990

1	—	1,136	107	15	2	485	336	—	—
252	57	39,781	11,606	2,166	833	296,830	155,916	53	—

—	—	(10,776)	(417)	(18)	(12)	(1,307)	(1,154)	—	—
(2,959)	(773)	(206,408)	(68,106)	(23,250)	(5,788)	(983,352)	(689,773)	(45)	—
305	869	1,501,175	448,560	62,290	40,292	377,697	646,778	1,703	3,000

—	—	75	71	9	17	127	91	—	—

321	1,010	1,655,408	493,483	70,580	42,216	528,774	951,046	1,883	3,079

3,701	2,691	796,446	302,963	54,947	12,731	3,494,367	2,543,321	3,079	—

$4,022	$3,701	$2,451,854	$796,446	$125,527	$54,947	$4,023,141	$3,494,367	$4,962	$3,079

$—	$189	$—	$5,040	$106	$81	$40,768	$47,980	$24	$8

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  49

Statements of Changes in Net Assets  (cont.)

Amounts in thousands	OCC Renaissance Fund		OCC Value Fund		PEA Equity Premium Strategy Fund

	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$(3,298)	$(23,651)	$15,899	$16,064	$3	$426
Net realized gain (loss) on investments, written options, securities sold short and foreign currency transactions	367,771	874,642	180,960	295,136	13,016	3,679
Net realized gain on investments in Affiliates	40,043	—	—	—	—	—
Payments from Affiliates**	5,075	3,880	—	1,230	—	39
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(150,391)	(975,852)	(15,043)	(204,166)	(7,550)	(175)

Net increase (decrease) resulting from investment operations	259,200	(117,101)	181,816	109,494	5,469	4,008

Dividends and Distributions to Shareholders from:
Net investment income
Class D	—	—	(2,006)	(1,742)	—	(11)
Other Classes	—	—	(14,495)	(8,059)	(12)	(580)
Net realized capital gains
Class D	(12,472)	—	(27,924)	(11,388)	(35)	—
Other Classes	(644,775)	—	(275,036)	(78,227)	(2,385)	—

Total Dividends and Distributions to Shareholders	(657,247)	—	(319,461)	(99,416)	(2,432)	(591)

Fund Share Transactions:
Shares sold
Class D	4,398	66,216	15,953	290,364	276	282
Other Classes	448,026	1,388,743	214,802	1,252,082	12,584	11,268
Issued in reinvestment of distributions
Class D	11,937	—	29,000	12,715	35	11
Other Classes	517,378	—	235,707	70,171	2,104	485
Cost of shares redeemed
Class D	(80,626)	(326,379)	(167,699)	(350,743)	(333)	(163)
Other Classes	(2,715,324)	(2,372,265)	(1,087,476)	(1,225,286)	(25,769)	(27,314)
Net increase (decrease) from Fund share transactions	(1,814,211)	(1,243,685)	(759,713)	49,303	(11,103)	(15,431)

Fund Redemption Fees	106	429	37	671	1	9

Total Increase in Net Assets	(2,212,152)	(1,360,357)	(897,321)	60,052	(8,065)	(12,005)

Net Assets:
Beginning of period	4,892,983	6,257,220	2,732,521	2,673,699	75,590	87,634
End of period*	$2,680,831	$4,896,863	$1,835,200	$2,733,751	$67,525	$75,629

* Including undistributed (dividends in excess of) net investment income of:	$1	$(24)	$10,943	$28,784	$1	$—

**	See Note 10
†	Commencement of Operations

50  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

PEA Growth Fund		PEA Target Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Strategic Growth Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Period from March 31, 2006† to June 30, 2006

$(4,716)	$(3,043)	$(9,701)	$(10,538)	$1,412	$2,315	$(250)	$(336)	$(2)

121,482	73,676	163,413	74,906	41,654	19,940	20,414	10,675	(338)
—	—	191	—	—	—	—	—	—
—	877	—	183	—	—	626	—	—

(61,500)	(59,025)	(77,050)	(40,204)	(2,480)	973	(5,403)	(7,006)	17

55,266	13,362	76,853	24,530	40,586	23,228	15,387	3,333	(323)

—	—	—	—	(8)	(59)	—	—	—
—	—	—	—	(1,350)	(1,157)	—	—	—

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

—	—	—	—	(1,358)	(1,216)	—	—	—

63	259	83	395	11,919	11,970	247	48	16
26,197	24,483	35,294	53,289	161,661	153,348	20,787	22,866	3,457

—	—	—	—	7	56	—	—	—
—	—	—	—	1,251	1,081	—	—	—

(78)	(44)	(138)	(747)	(19,473)	(27,498)	(111)	(115)	—
(167,607)	(199,826)	(265,507)	(240,575)	(153,352)	(211,570)	(45,854)	(135,943)	—
(141,425)	(175,128)	(230,268)	(187,638)	2,013	(72,613)	(24,931)	(113,144)	3,473

4	10	7	23	6	19	2	3	—

(86,155)	(161,756)	(153,408)	(163,085)	41,247	(50,582)	(9,542)	(109,808)	3,150

615,806	778,439	815,736	979,004	508,170	558,752	123,226	233,034	—
$529,651	$616,683	$662,328	$815,919	$549,417	$508,170	$113,684	$123,226	$3,150

$2	$—	$—	$—	$1,167	$1,100	$—	$—	$—

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  51

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

CCM Capital Appreciation Fund
Class D
6/30/2006	$17.83	$0.04	$1.73	$1.77	$(0.02)	$—
6/30/2005	16.19	0.07	1.65	1.72	(0.08)	—
6/30/2004	13.95	(0.01)	2.25	2.24	—	—
6/30/2003	14.56	(0.01)	(0.60)	(0.61)	—	—
6/30/2002	17.45	0.01	(2.87)	(2.86)	(0.03)	—
CCM Mid-Cap Fund
Class D
6/30/2006	$24.61	$(0.01)	$3.13	$3.12	$—	$—
6/30/2005	21.38	(0.02)	3.25	3.23	—	—
6/30/2004	17.38	(0.06)	4.06	4.00	—	—
6/30/2003	17.84	(0.06)	(0.40)	(0.46)	—	—
6/30/2002	21.13	—	(3.16)	(3.16)	(0.11)	—
NACM Flex-Cap Value Fund
Class D
6/30/2006	$15.81	$0.14	$2.16	$2.30	$(0.05)	$(0.65)
6/30/2005	15.29	0.09	1.24	1.33	—	(0.83)
6/30/2004	12.38	0.02	3.33	3.35	(0.02)	(0.42)
7/19/2002 - 6/30/2003	10.00	0.06	2.52	2.58	(0.03)	(0.17)
NACM Growth Fund
Class D
6/30/2006	$12.72	$0.01	$1.16	$1.17	$—	$(1.01)
6/30/2005	11.93	0.01	1.07	1.08	—	(0.29)
6/30/2004	11.21	(0.07)	0.92	0.85	—	(0.13)
7/19/2002 - 6/30/2003	10.00	(0.04)	1.25	1.21	—	—
NFJ Dividend Value Fund
Class D
6/30/2006	$13.75	$0.36	$1.90	$2.26	$(0.41)	$(0.22)
6/30/2005	12.53	0.31	1.37	1.68	(0.31)	(0.15)
6/30/2004	10.51	0.30	2.05	2.35	(0.24)	(0.09)
6/30/2003	11.32	0.27	(0.28)	(0.01)	(0.30)	(0.50)
10/31/2001 - 6/30/2002	11.31	0.19	0.96	1.15	(0.28)	(0.86)
NFJ Large-Cap Value Fund
Class D
6/30/2006	$16.04	$0.31	$2.08	$2.39	$(0.33)	$(0.37)
6/30/2005	14.63	0.23	1.95	2.18	(0.19)	(0.59)
6/30/2004	12.23	0.18	2.38	2.56	(0.16)	—
7/19/2002 - 6/30/2003	11.07	0.22	1.39	1.61	(0.19)	(0.26)
NFJ Small-Cap Value Fund
Class D
6/30/2006	$30.76	$0.62	$3.65	$4.27	$(0.49)	$(2.47)
6/30/2005	27.72	0.52	4.51	5.03	(0.39)	(1.60)
6/30/2004	21.92	0.49	5.81	6.30	(0.27)	(0.23)
6/30/2003	21.85	0.41	(0.06)	0.35	(0.23)	(0.05)
6/30/2001 - 6/30/2002	21.85	—	—	—	—	—
OCC Core Equity Fund
Class D
6/30/2006	$10.25	$0.05	$0.70	$0.75	$(0.01)	$(0.13)
3/31/2005 - 6/30/2005	10.00	0.02	0.23	0.25	—	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(c)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(d)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 1.17%.
(e)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(g)	Less than $.01 per share.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.12%.
(k)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.71 and 12.61%, respectively.

52  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.02)	$—	(g)	$19.58		9.91%		$34,210	1.12%		0.20%	161%
—	(0.08)	—		17.83		10.65		16,394	1.11		0.43	137
—	—	—		16.19		16.06		4,103	1.11		(0.05)	148
—	—	—		13.95		(4.19)		3,780	1.10		(0.07)	161
—	(0.03)	—		14.56		(16.43)		3,655	1.11		0.08	110

$—	$—	$—	(g)	$27.73	(k)	12.68	%(k)	$30,758	1.11%		(0.04)%	174%
—	—	—		24.61		15.11		60,353	1.11		(0.07)	140
—	—	—		21.38		23.01		17,933	1.10		(0.29)	165
—	—	—		17.38		(2.58)		10,333	1.11		(0.35)	155
(0.02)	(0.13)	—		17.84		(14.98)		6,716	1.11		0.02	168

$—	$(0.70)	$—	(g)	$17.41		14.74%		$2,947	1.32	% (h)	0.80%	55%
—	(0.83)	0.02		15.81		8.74		216	1.37	(f)	0.54	150
—	(0.44)	—		15.29		27.33		74	1.40		0.16	145
—	(0.20)	—		12.38		26.01		15	1.41	*(b)	0.55 *	173

$—	$(1.01)	$—	(g)	$12.88		9.37%		$17	1.16	% (i)	0.09%	152%
—	(0.29)	—		12.72		9.05		13	1.23	(f)	0.12	274
—	(0.13)	—		11.93		7.62		12	1.25		(0.55)	160
—	—	—		11.21		12.10		11	1.25	*(c)	(0.42)*	167

$—	$(0.63)	$—	(g)	$15.38		16.72%		$78,984	1.10%		2.42%	26%
—	(0.46)	—		13.75		13.50		11,863	1.12	(f)	2.28	30
—	(0.33)	—		12.53		22.53		546	1.20		2.48	36
—	(0.80)	—		10.51		0.43		42	1.20		2.82	43
—	(1.14)	—		11.32		10.51		83	1.21	*	2.41 *	50

$—	$(0.70)	$—	(g)	$17.73		15.22%		$6,128	1.17%		1.79%	32%
—	(0.78)	0.01		16.04		15.22		49	1.18	(f)	1.50	35
—	(0.16)	—		14.63		21.02		29	1.20		1.30	99
—	(0.45)	—		12.23		(3.55)		59	1.20	*	2.02 *	54

$—	$(2.96)	$—	(g)	$32.07		14.51%		$5,182	1.25%		1.95%	32%
—	(1.99)	—		30.76		18.53		5,343	1.26	(e)	1.81	20
—	(0.50)	—		27.72		29.04		5,016	1.26		1.95	30
—	(0.28)	—		21.92		1.75		2,158	1.25		1.98	20
—	—	—		21.85		—		11	1.25	*	0.00 *	40

$—	$(0.14)	$—		$10.86		7.38%		$11	1.11	% (j)	0.46%	80%
—	—	—		10.25		2.50		10	1.14	*(d)	0.74 *	13

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  53

Financial Highlights  (cont.)

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

OCC Renaissance Fund
Class D
6/30/2006	$24.37	$0.06	$1.45	$1.51	$—	$(4.23)
6/30/2005	24.78	(0.01)	(0.40)	(0.41)	—	—
6/30/2004	17.24	(0.05)	7.59	7.54	—	—
6/30/2003	19.16	0.01	(1.24)	(1.23)	—	(0.69)
6/30/2002	19.36	0.01	1.11	1.12	—	(1.32)
OCC Value Fund
Class D
6/30/2006	$17.23	$0.17	$1.19	$1.36	$(0.15)	$(2.35)
6/30/2005	17.14	0.13	0.49	0.62	(0.07)	(0.46)
6/30/2004	12.70	0.10	4.41	4.51	(0.07)	—
6/30/2003	13.73	0.10	(0.55)	(0.45)	—	(0.58)
6/30/2002	16.10	0.09	(0.55)	(0.46)	—	(1.91)
PEA Equity Premium Strategy Fund
Class D
6/30/2006	$7.91	$0.03	$0.65	$0.68	$— (j)	$(0.30)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)	—
6/30/2004	6.51	0.08	1.09	1.17	(0.10)	—
6/30/2003	6.98	0.08	(0.45)	(0.37)	(0.10)	—
6/30/2002	9.22	0.08	(2.29)	(2.21)	(0.03)	—
PEA Growth Fund
Class D
6/30/2006	$18.16	$(0.03)	$1.87	$1.84	$—	$—
6/30/2005	17.61	0.02	0.53	0.55	—	—
6/30/2004	14.76	(0.05)	2.90	2.85	—	—
6/30/2003	16.00	(0.03)	(1.21)	(1.24)	—	—
6/30/2002	21.73	(0.05)	(5.52)	(5.57)	—	(0.16)
PEA Target Fund
Class D
6/30/2006	$17.84	$(0.15)	$2.02	$1.87	$—	$—
6/30/2005	17.16	(0.12)	0.80	0.68	—	—
6/30/2004	13.34	(0.12)	3.94	3.82	—	—
6/30/2003	13.31	(0.08)	0.11	0.03	—	—
6/30/2002	19.30	(0.11)	(5.88)	(5.99)	—	—

(a)	Calculated on average shares outstanding during the period.
(b)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.

(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.35 and (1.72)%, respectively.

(f)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.22 and 3.52%, respectively.

(g)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.08%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.14 and 3.04%, respectively.

(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.94%.
(i)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.53%.
(j)	Less than $0.01 per share.
(k)

Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.62 and 6.12%, respectively.

(l)

Payments from Affiliates increased the end of period net asset value less than $0.01 per share and the total return by 0.02%. If the Affiliate had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.

54  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(4.23)	$—	(j)	$21.65	(k)	6.26	% (k)	$46,918	1.25%	0.27%	85%
—	—		24.37	(e)	(1.65	)(e)	117,972	1.26 (c)	(0.05)	101
—	—		24.78		43.74		392,732	1.26	(0.21)	60
(0.69)	—		17.24		(5.90)		86,043	1.26	0.09	76
(1.32)	—		19.16		5.46		146,584	1.26	0.04	109

$(2.50)	$—	(j)	$16.09		8.13%		$157,173	1.11%	1.01%	63%
(0.53)	—		17.23	(f)	3.57	(f)	291,412	1.11 (c)	0.78	101
(0.07)	—		17.14		35.58		335,765	1.11	0.64	67
(0.58)	—		12.70		(2.73)		37,032	1.10	0.85	152
(1.91)	—		13.73		(3.73)		40,769	1.10	0.55	190

$(0.30)	$—	(j)	$8.29		8.52%		$951	1.30%	0.39%	149%
(0.09)	—		7.91		5.58	(i)	929	1.33 (d)	0.94	24
(0.10)	—		7.58		18.00		754	1.36	1.11	83
(0.10)	—		6.51		(5.18)		331	1.35	1.35	84
(0.03)	—		6.98		(23.95)		78	1.35	1.02	101

$—	$—	(j)	$20.00		10.08%		$431	1.17%	(0.18)%	115%
—	—		18.16	(g)	3.12	(g)	406	1.16	0.09	39
—	—		17.61	(b)	19.31	(b)	184	1.16	(0.28)	71
—	—		14.76		(7.75)		72	1.16	(0.19)	70
(0.16)	—		16.00		(25.76)		35	1.16	(0.29)	76

$—	$—	(j)	$19.71	(l)	10.48	% (l)	$1,131	1.22%	(0.75)%	134%
—	—		17.84		3.96	(h)	1,078	1.21	(0.70)	103
—	—		17.16		28.64		1,393	1.21	(0.77)	96
—	—		13.34		0.22		1,166	1.21	(0.71)	105
—	—		13.31		(31.04)		978	1.21	(0.66)	114

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  55

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)

RCM Large-Cap Growth Fund
Class D
6/30/2006	$12.63	$— (c)	$0.98	$0.98	$— (c)	$—	(c)
6/30/2005	12.08	0.02	0.54	0.56	(0.01)	—
6/30/2004	10.84	(0.01)	1.28	1.27	(0.03)	—
6/30/2003	10.85	0.03	(0.01)	0.02	(0.03)	—
6/30/2002	14.06	0.01	(3.22)	(3.21)	—	—
RCM Mid-Cap Fund
Class D
6/30/2006	$2.61	$(0.02)	$0.33	$0.31	$—	$—	(c)
6/30/2005	2.51	(0.01)	0.11	0.10	—	—
6/30/2004	2.06	(0.02)	0.47	0.45	—	—
6/30/2003	1.99	(0.01)	0.08	0.07	—	—
6/30/2002	2.77	(0.02)	(0.76)	(0.78)	—	—
RCM Strategic Growth Fund
Class D
3/31/2006† - 6/30/2006	$15.00	$(0.02)	$(1.42)	$(1.44)	$—	$—	(c)

*	Annualized
#	Not annualized
†	Commencement of Operations
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 11.25%, respectively.

56  Allianz Funds Annual Report  |  6.30.06  |  See accompanying Notes to Financial Statements

Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$13.61		7.77%		$53,819	1.12%		1.12%		0.00%	74%
12.63		4.65		57,095	1.19	(b)	1.19	(b)	0.16	118
12.08		11.72		70,078	1.21		1.21		(0.11)	82
10.84		0.21		70,789	1.00		1.00		0.33	25
10.85		(22.83)		57,703	1.00		1.13		0.07	36

$2.92	(d)	11.88	% (d)	$1,088	1.15%		1.15%		(0.52)%	161%
2.61		3.98		851	1.23	(b)	1.23	(b)	(0.60)	147
2.51		21.84		886	1.23		1.23		(0.81)	145
2.06		3.52		3,374	1.04		1.04		(0.70)	132
1.99		(28.16)		3,975	1.02		1.69		(0.80)	142

$13.56		(9.60	)%#	$15	1.71	%*	14.65	%*	(0.64)%*	113%

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  57

Notes to Financial Statements
 June 30, 2006

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

          In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed Securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ net asset values are determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day NYSE is open for business.

          The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value, NFJ Large-Cap Value and PEA Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value and PEA Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

58  Allianz Funds Annual Report | 6.30.06

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency. The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain or loss. Realized gain (loss) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NACM Flex-Cap Value Fund — $1,431; NACM Growth Fund — $13; NFJ Dividend Value Fund —$95,219; NFJ Small-Cap Value Fund — $206,344; OCC Core Equity Fund —$1,956; OCC Renaissance Fund — $502,892; OCC Value Fund — $826,563; PEA Equity Premium Strategy Fund — $32,878; PEA Growth Fund —$79,063; RCM Large-Cap Growth Fund — $30,904; RCM Mid-Cap Fund —$581; and RCM Strategic Growth Fund — $15.

Options Contracts. Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

          Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales. The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements. The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

6.30.06 | Allianz Funds Annual Report  59

Notes to Financial Statements (cont.)
 June 30, 2006

Securities Lending. The Funds may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG, for the year ended June 30, 2006 was $914,063. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Funds bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

          Each of the Funds has a sub-adviser, which under the supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee*

	All Classes	Inst’l Class(1)		Admin. Class(1)		Class A, B and C(2)		Class D(2)		Class R(2)

CCM Capital Appreciation Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
CCM Mid-Cap Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
NACM Flex-Cap Value Fund	0.65%	0.25%		0.25%		0.40%		0.40%		N/A
NACM Growth Fund	0.50%	0.25%		0.25%		0.40%		0.40%		N/A
NFJ Dividend Value Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
NFJ Large-Cap Value Fund	0.45%	0.25%		N/A		0.40%		0.40%		0.40%
NFJ Small-Cap Value Fund	0.60%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	0.40	%(4)
OCC Core Equity Fund	0.45%	0.25%		N/A		0.40%		0.40%		N/A
OCC Renaissance Fund	0.60%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	0.40	%(4)
OCC Value Fund	0.45%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	0.40	%(4)
PEA Equity Premium Strategy Fund	0.60%	0.25%		0.25%		0.40%		0.40%		0.40%
PEA Growth Fund	0.50%	0.25%		0.25%		0.40%		0.40%		0.40%
PEA Target Fund	0.55%	0.25%		0.25%		0.40%		0.40%		N/A
RCM Large-Cap Growth Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
RCM Mid-Cap Fund	0.47%	0.25%		0.25%		0.40%		0.40%		0.40%
RCM Strategic Growth Fund	1.00%	0.25%		0.25%		0.40%		0.40%		N/A

(1)

Effective January 1, 2006, the Administrative Fee rate for Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion.

(2)

The Administrative Fee rate for Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(3)

Effective January 1, 2006, the Administrative Fee rate for the NFJ Small-Cap Value Fund, the OCC Renaissance Fund and the OCC Value Fund Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion.

(4)

The Administrative Fee rate NFJ Small-Cap Value Fund, the OCC Renaissance Fund and the OCC Value Fund Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

*

Effective January 1, 2006, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

60  Allianz Funds Annual Report | 6.30.06

Redemption Fees. Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days of their acquisition (i.e., beginning on the 8th day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, the holding period for redemptions was 60 days.

          In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholders redeems his or her shares and the payment of Redemptions Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

          A new 7 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

          Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

          The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”) serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2006.

          Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

          Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2006, AGID received $8,800,135 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

6.30.06 | Allianz Funds Annual Report  61

Notes to Financial Statements (cont.)
 June 30, 2006

          AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional	Administrative
	Class	Class	Class A	Class C	Class D

RCM Strategic Growth Fund	1.25%	1.50%	1.65%	2.40%	1.65%

          AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operation expenses plus the amount so reimbursed does not exceed the operating limitation, are as follows (amounts in thousands):

6/30/2006

RCM Strategic Growth Fund	$83

          Trustees, other than those affiliated with AGIFM, Allianz Global Investors of America L.P. (“Allianz”), a Sub-Adviser, receive a quarterly retainer of $20,000 ($50,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee. Each Committee Chairman (other than the Chairman of the Valuation Committee) receives an additional annual retainer of $3,000. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee shall be compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

          Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2006, were as follows (amounts in thousands):

	Purchases	Sales

CCM Capital Appreciation Fund	$2,293,868	$1,976,505
CCM Mid-Cap Fund	2,463,891	2,163,799
NACM Flex-Cap Value Fund	26,561	23,276
NACM Growth Fund	5,990	5,986
NFJ Dividend Value Fund	1,672,772	360,690
NFJ Large-Cap Value Fund	69,649	24,555
NFJ Small-Cap Value Fund	1,309,600	1,182,034
OCC Core Equity Fund	4,293	2,712
OCC Renaissance Fund	3,124,576	5,613,355
OCC Value Fund	1,402,600	2,466,235
PEA Equity Premium Strategy Fund	102,733	115,055
PEA Growth Fund	663,657	798,736
PEA Target Fund	1,018,235	1,254,838
RCM Large-Cap Growth Fund	399,869	400,160
RCM Mid-Cap Fund	206,525	233,006
RCM Strategic Growth Fund	6,054	3,072

5. Transactions in Written Options

Transactions in written options were (amounts in thousands except for number of contracts):

	PEA Equity Premium				RCM Strategic
	Strategy Fund		PEA Growth Fund		Growth Fund

		Premiums		Premiums		Premiums
	Contracts	Received	Contracts	Received	Contracts	Received

Balance at 6/30/2005	100	$9	2,875	$648	$—	$—
Sales	48,715	3,592	725	106	443	112
Closing Buys	(8,059)	(899)	(3,350)	(721)	(380)	(94)
Exercises	(7,491)	(430)	(250)	(33)	—	—
Expirations	(25,725)	(1,667)	—	—	(3)	(2)

Balance at 6/30/2006	7,540	$605	—	$—	60	$16

62  Allianz Funds Annual Report | 6.30.06

6. Federal Income Tax Matters

At June 30, 2006, the components of distributable taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ Depreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)

CCM Capital Appreciation	$2,707	$105,080	$—	$—	$—
CCM Mid-Cap	13,274	121,381	—	—	—
NACM Flex-Cap Value	1,109	248	—	—	—
NACM Growth	159	138	—	—	—
NFJ Dividend Value	26,575	41,858	—	—	—
NFJ Large-Cap Value	1,146	2,244	—	—	—
NFJ Small-Cap Value	48,340	221,064	—	—	—
OCC Core Equity	83	45	—	—	—
OCC Renaissance	69,631	161,243	(11)	—	—
OCC Value	46,981	41,533	4	—	(111,530)
PEA Equity Premium Strategy	—	—	(160)	18,428	—
PEA Growth	—	—	5	201,956	—
PEA Target	—	—	—	54,730	—
RCM Large-Cap Growth	1,167	17,709	—	—	— *
RCM Mid-Cap	9,583	6,149	—	346,776	—
RCM Strategic Growth	—	—	4	—	(336)

*	Less than $500
(1)	Adjusted for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.
(3)	Capital losses realized during the period November 1, 2005 through June 30, 2006 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

          At June 30, 2006, the Funds had accumulated capital losses expiring as indicated (amounts in thousands):

	Expiration of Accumulated Capital Losses

	2008		2009		2010		2011

PEA Equity Premium Strategy	$3,029	(1)	$—		$1,619		$13,780
PEA Growth	—		2,422	(1)	4,909	(1)	194,625
PEA Target	—		—		—		54,730
RCM Mid-Cap	—		197,143		135,962		13,671

(1) Represents acquired capital loss carryovers which may be limited under current tax law.

6.30.06 | Allianz Funds Annual Report  63

Notes to Financial Statements (cont.)
 June 30, 2006

          At June 30, 2006, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(1)

CCM Capital Appreciation	$1,675,838	$116,038	$(33,532)	$82,506
CCM Mid-Cap	1,648,226	120,077	(33,899)	86,178
NACM Flex-Cap Value	52,205	4,326	(967)	3,359
NACM Growth	3,996	224	(127)	97
NFJ Dividend Value	2,693,357	184,779	(24,803)	159,976
NFJ Large-Cap Value	122,717	9,765	(1,873)	7,892
NFJ Small-Cap Value	4,363,318	934,544	(119,142)	815,402
OCC Core Equity	4,823	257	(126)	131
OCC Renaissance	3,038,119	294,399	(119,449)	174,950
OCC Value	2,002,010	139,376	(54,591)	84,785
PEA Equity Premium Strategy	68,551	3,666	(3,661)	5
PEA Growth	593,292	59,592	(17,875)	41,717
PEA Target	789,751	111,958	(32,726)	79,232
RCM Large-Cap Growth	563,895	61,386	(14,940)	46,446
RCM Mid-Cap	142,314	8,760	(7,011)	1,749
RCM Strategic Growth	3,408	62	(47)	15

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

          During the year ended June 30, 2006, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions	Return of Capital

CCM Capital Appreciation	$1,218	$—	$—
NACM Flex-Cap Value	1,686	134	—
NACM Growth	212	95	—
NFJ Dividend Value	39,579	13,722	—
NFJ Large-Cap Value	1,913	780	—
NFJ Small-Cap Value	86,585	274,590	—
OCC Core Equity	53	—	—
OCC Renaissance	737	656,509	—
OCC Value	70,950	248,511	—
PEA Equity Premium Strategy	2,432	—	—
RCM Large-Cap Growth	1,358	—	—

(1)	Includes short-term capital gains

          Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

64  Allianz Funds Annual Report | 6.30.06

7. Affiliated Transactions

An affiliate includes any company in which a fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The following transactions in and earnings from these affiliated issuers during the year ended June 30, 2006: (amounts in the thousands):

NFJ Small Cap Value Fund:

Issuer Name	Market Value 6/30/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2006	Dividend Income	Net Realized Gain (Loss)

Cato Corp., Class A *	$31,780	$—	$2,085	$19,391	$37,366	$817	$1,045
Handleman Co.	18,442	—	—	(11,145)	9,104	357	—
Iowa Telecommunications Services, Inc.	31,125	2,651	2,252	(768)	31,748	2,867	(111)
Journal Register, Co.	—	39,814	3,118	(15,030)	19,828	135	(1,838)
Landry’s Restaurants, Inc.*	32,046	9,882	49,065	—	—	247	14,924
M/I Homes, Inc. *	34,624	13,358	10,887	(5,132)	23,062	77	(85)

Totals	$148,017	$65,705	$67,407	$(12,684)	$121,108	$4,500	$13,935

OCC Renaissance Fund:

Issuer Name	Market Value 6/30/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2006	Dividend Income	Net Realized Gain (Loss)

Chemtura Corp. *	$95,815	$—	$82,620	$—	$—	$594	$40,043

*	Not affiliated at June 30, 2006

          Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2006. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets

Cato Corp., Class A *	4.60%	$17,976	0.93%
Handleman Co.	5.58%	20,248	0.23%
Iowa Telecommunications Services, Inc.	5.34%	32,516	0.79%
Journal Register, Co.	5.59%	34,859	0.49%
Landry’s Restaurants, Inc.*	—%	—	—%
M/I Homes, Inc. *	2.09%	28,193	0.57%

		$133,792	3.01%

*	Not affiliated at June 30, 2006

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund				NACM Flex-Cap Value Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	1,058	$20,588	720	$12,416	981	$25,649	1,924	$46,750	164	$2,849	23	$364
Other Classes	32,669	635,142	15,911	272,522	27,360	735,202	13,378	306,600	764	12,736	2,456	39,486
Issued in reinvestment of dividends and distributions
Class D	1	21	2	31	—	—	—	—	1	14	—*	5
Other Classes	54	1,077	177	3,141	—	—	—	—	102	1,711	22	348
Cost of shares redeemed
Class D	(232)	(4,579)	(55)	(932)	(2,325)	(61,645)	(310)	(7,037)	(10)	(168)	(14)	(218)
Other Classes	(16,028)	(309,834)	(13,988)	(233,159)	(14,746)	(396,896)	(10,743)	(234,787)	(694)	(11,667)	(390)	(6,093)

Net increase resulting from Fund share transactions	17,522	$342,415	2,767	$54,019	11,270	$302,310	4,249	$111,526	327	$5,475	2,097	$33,892

*	A zero balance may reflect actual amounts rounding to less than one thousand.

6.30.06 | Allianz Funds Annual Report  65

Notes to Financial Statements (cont.)
 June 30, 2006

	OCC Core Equity Fund				OCC Renaissance Fund				OCC Value Fund

	Year Ended 6/30/2006		Period from 3/31/2005 to 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	—	$—	1	$10	185	$4,398	2,695	$66,216	954	$15,953	17,090	$290,364
Other Classes	156	1,695	299	2,990	19,584	448,016	57,892	1,388,743	12,962	214,802	73,953	1,252,082
Issued in reinvestment of dividends and distributions
Class D	—	—	—	—	554	11,937	—	—	1,819	29,000	725	12,715
Other Classes	5	53	—	—	25,226	517,378	—	—	15,046	235,707	4,044	70,171
Cost of shares redeemed
Class D	—	—	—	—	(3,413)	(80,626)	(13,704)	(326,379)	(9,912)	(167,699)	(20,499)	(350,743)
Other Classes	(4)	(45)	—	—	(119,753)	(2,715,324)	(99,217)	(2,372,265)	(65,461)	(1,087,476)	(72,286)	(1,225,286)

Net increase (decrease) resulting from Fund share transactions	157	$1,703	300	$3,000	(77,617)	$(1,814,211)	(52,334)	$(1,243,685)	(44,592)	$(759,713)	3,027	$49,303

	NACM Growth Fund					NFJ Dividend Value Fund				NFJ Large-Cap Value Fund

	Year Ended 6/30/2006			Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	1		$3	—	$—	4,919	$73,706	842	$11,176	343	$6,051	2	$26
Other Classes	236		3,008	129	1,585	108,675	1,603,736	37,498	494,194	4,564	77,326	2,904	45,231
Issued in reinvestment of dividends and distributions
Class D	—	*	1	—	—	77	1,136	8	107	1	15	— *	2
Other Classes	19		252	4	57	2,738	39,781	873	11,606	130	2,166	54	833
Cost of shares redeemed
Class D	—		—	—	—	(725)	(10,776)	(31)	(417)	(1)	(18)	(1)	(12)
Other Classes	(231)		(2,959)	(65)	(773)	(14,010)	(206,408)	(5,216)	(68,106)	(1,383)	(23,250)	(379)	(5,788)

Net increase resulting from Fund share transactions	25		$305	68	$869	101,674	$1,501,175	33,974	$448,560	3,654	$62,290	2,580	$40,292

	NFJ Small-Cap Value Fund				PEA Equity Premium Strategy Fund				PEA Growth Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	13	$426	23	$635	33	$276	37	$282	3	$63	15	$259
Other Classes	34,064	1,064,615	41,331	1,180,818	1,500	12,584	1,462	11,268	1,271	26,197	1,351	24,483
Issued in reinvestment of dividends and distributions
Class D	16	485	11	336	5	35	1	11	—	—	—	—
Other Classes	9,909	296,830	5,411	155,916	255	2,104	62	485	—	—	—	—
Cost of shares redeemed
Class D	(41)	(1,307)	(41)	(1,154)	(40)	(333)	(21)	(163)	(4)	(78)	(3)	(44)
Other Classes	(31,822)	(983,352)	(24,499)	(689,773)	(3,143)	(25,769)	(3,574)	(27,314)	(8,732)	(167,607)	(11,606)	(199,826)

Net increase (decrease) resulting from Fund share transactions	12,139	$377,697	22,236	$646,778	(1,390)	$(11,103)	(2,033)	$(15,431)	(7,462)	$(141,425)	(10,243)	$(175,128)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

66  Allianz Funds Annual Report | 6.30.06

	PEA Target Fund				RCM Large-Cap Growth Fund				RCM Mid-Cap Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	5	$83	24	$395	861	$11,919	995	$11,970	86	$247	19	$48
Other Classes	1,866	35,294	3,263	53,289	11,604	161,661	12,428	153,348	7,103	20,787	8,990	22,866
Issued in reinvestment of dividends and distributions
Class D	—	—	—	—	— *	7	4	56	—	—	—	—
Other Classes	—	—	—	—	88	1,251	85	1,081	—	—	—	—
Cost of shares redeemed
Class D	(7)	(138)	(45)	(747)	(1,428)	(19,473)	(2,278)	(27,498)	(39)	(111)	(46)	(115)
Other Classes	(14,798)	(265,507)	(15,581)	(240,575)	(10,991)	(153,352)	(17,238)	(211,570)	(15,268)	(45,854)	(53,994)	(135,943)

Net increase (decrease) resulting from Fund share transactions	(12,934)	$(230,268)	(12,339)	$(187,638)	134	$2,013	(6,004)	$(72,613)	(8,118)	$(24,931)	(45,031)	$(113,144)

	RCM Strategic Growth Fund

	Period from 3/31/2006** to 6/30/2006
	Shares	Amount

Shares sold
Class D	1	$16
Other Classes	232	3,457
Net increase resulting from Fund share transactions	233	$3,473

*	A zero balance may reflect actual amounts rounding to less than one thousand.
**	Commencement of Operations

9. Regulatory and Litigation Matters

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

          Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, other series of the Trust and other affiliated investment companies, the Trust’s sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

          Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz Global, they and their affiliates (including the Trust’s sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment

6.30.06 | Allianz Funds Annual Report  67

Notes to Financial Statements (cont.)
June 30, 2006

adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz Global and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s and AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

10. Payments from Affiliates

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

          As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC staff requested that AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed those Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

          OCC Renaissance Fund and PEA Target Fund were reimbursed $5,074,548 ($0.03 per share) and $190,701 ($0.0045 per share), respectively in connection with this matter.

          During the year ended June 30, 2006, the Adviser reimbursed CCM Mid-Cap Fund, OCC Value Fund and RCM Mid-Cap Fund, $806,302 ($0.02 per share), $377 and $626,308 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which these Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

11. In-Kind Transactions

For the year ended June 30, 2006, realized gains and losses from in-kind redemptions were as follows (amounts in thousands):

	Realized Gains	Realized Losses

CCM Capital Appreciation Fund	$2,556	$(119)

68  Allianz Funds Annual Report | 6.30.06

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Flex-Cap Value Fund, NACM Growth Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Core Equity Fund, OCC Renaissance Fund, OCC Value Fund, PEA Equity Premium Strategy Fund, PEA Growth Fund, PEA Target Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Strategic Growth Fund, sixteen of the thirty-two Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2006, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 25, 2006

6.30.06 | Allianz Funds Annual Report  69

Shareholder Meeting Results: (unaudited)

I.	CCM Mid-Cap Fund held a special meeting of shareholders on August 17, 2005. Shareholders voted and approved:

	VOTED:	A new Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Cadence Capital Management LLC.

Fund	For	Against	Abstain

CCM Mid-Cap Fund	23,973,630	177,360	252,094

II.	The Trust held a special meeting of shareholders on December 1, 2005 with adjourned sessions held on December 21, 2005, March 6, 2006 and March 8, 2006. Shareholders voted and approved:

A.	The following Trustees as members of the Board of Trustees:

	For	Abstain

Gary A. Childress	483,828,462	32,514,256
Theodore J. Coburn	484,249,372	32,110,305
David C. Flattum	484,126,265	32,239,764
W. Bryant Stooks	483,993,547	32,352,890
Gerald M. Thorne	483,988,607	32,361,857
F. Ford Drummond	483,986,124	32,363,891
Udo Frank	483,955,901	32,391,586
James S. MacLeod	484,114,908	32,239,607
Davey S. Scoon	484,043,331	32,312,893
Edward E. Sheridan	484,145,172	32,211,730
James W. Zug	483,828,535	32,504,690

B.	Eliminated the fundamental investment restrictions relating to illiquid securities.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,186,970	2,812,489	1,851,307
RCM Mid-Cap Fund	30,008,962	1,311,190	129,728

C.	Eliminated the fundamental investment restrictions relating to investment in other investment companies.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,787,084	2,235,488	1,828,196
RCM Mid-Cap Fund	31,202,564	113,692	133,624

D.	Eliminated the fundamental investment restrictions relating to interested person transactions.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	15,545,189	3,452,590	1,852,983
RCM Mid-Cap Fund	22,825,733	1,321,136	151,435

E.	Eliminated the fundamental investment restriction relating to joint trading of securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,852,715	1,311,966	133,624

F.	Eliminated the fundamental investment restriction relating to purchase and sale of stock index futures.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,853,645	1,309,356	135,304

G.	Amended the fundamental investment restrictions relating to borrowings.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,829,619	13,484	29,444
NACM Growth Fund	126,822	6,136	5,284
NFJ Large-Cap Value Fund	1,530,326	115,506	153,069
OCC Core Equity Fund	297,000	—	—
OCC Value Fund	55,229,219	5,868,069	9,193,670
PEA Equity Premium Strategy Fund	3,921,576	301,152	841,440
RCM Large-Cap Growth Fund	16,013,306	3,006,283	1,831,178
RCM Mid-Cap Fund	24,035,841	129,454	133,009

H.	Eliminated the fundamental investment restrictions relating to diversification.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,832,706	8,487	31,356
NACM Growth Fund	127,230	5,728	5,284
NFJ Large-Cap Value Fund	1,575,113	75,932	147,853
OCC Value Fund	57,501,177	3,926,757	8,846,084
PEA Equity Premium Strategy Fund	3,989,177	232,138	842,852
RCM Large-Cap Growth Fund	16,797,644	2,242,697	1,810,424
RCM Mid-Cap Fund	24,083,528	88,698	126,078

I.	Eliminated the fundamental investment restriction relating to investments in foreign securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,883,581	1,285,895	128,829

70  Allianz Funds Annual Report | 6.30.06

J.	Amended the fundamental investment restrictions relating to issuance of senior securities.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,826,524	15,043	30,979
NACM Growth Fund	126,822	6,136	5,284
NFJ Large-Cap Value Fund	1,563,602	82,253	153,044
OCC Core Equity Fund	297,000	—	—
OCC Value Fund	56,210,870	4,828,181	9,251,783
PEA Equity Premium Strategy Fund	3,920,594	257,676	885,901
RCM Large-Cap Growth Fund	16,738,691	2,272,813	1,839,266
RCM Mid-Cap Fund	24,070,550	94,788	132,966

K.	Amended the fundamental investment restriction relating to underwriting of securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	24,076,479	90,008	131,817

L.	Eliminated the fundamental investment restrictions relating to investments made for purpose of exercising control.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,211,899	2,801,008	1,837,860
RCM Mid-Cap Fund	22,878,952	1,284,032	135,321

M.	Amended the fundamental investment restrictions relating to making loans.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,827,374	14,699	30,471
NACM Growth Fund	126,822	6,136	5,284
NFJ Large-Cap Value Fund	1,545,001	104,219	149,680
OCC Value Fund	55,218,784	5,893,451	9,175,878
PEA Equity Premium Strategy Fund	3,901,376	296,896	865,896
RCM Large-Cap Growth Fund	16,059,842	2,958,902	1,832,023
RCM Mid-Cap Fund	22,842,817	1,310,813	144,675

N.	Amended the fundamental investment restrictions relating to investments in commodities.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,831,936	9,632	30,979
NACM Growth Fund	127,230	5,728	5,284
NFJ Large-Cap Value Fund	1,549,796	98,303	150,801
OCC Value Fund	55,510,155	5,635,225	9,145,570
PEA Equity Premium Strategy Fund	3,890,118	330,521	843,017
RCM Large-Cap Growth Fund	15,750,303	3,261,912	1,838,548
RCM Mid-Cap Fund	22,839,552	1,305,496	153,256

O.	Eliminated the fundamental investment restrictions relating to purchasing securities on margin.

Fund	For	Against	Abstain

NFJ Large-Cap Value Fund	1,504,294	127,412	167,194
PEA Equity Premium Strategy Fund	3,813,535	371,378	879,260
RCM Large-Cap Growth Fund	15,974,814	3,047,196	1,828,753
RCM Mid-Cap Fund	24,017,191	129,771	151,343

P.	Eliminated the fundamental investment restrictions relating to repurchase agreements.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,762,347	2,244,515	1,843,904
RCM Mid-Cap Fund	22,853,883	1,304,411	140,011

Q.	Eliminated the fundamental investment restriction relating to short sales.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,844,346	1,316,958	137,000

6.30.06 | Allianz Funds Annual Report  71

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2006) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

          Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2006 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

CCM Capital Appreciation	100%
NACM Flex-Cap Value	26%
NACM Growth	19%
NFJ Dividend Value	70%
NFJ Large-Cap Value	69%
NFJ Small-Cap Value	76%
OCC Core Equity	33%
OCC Renaissance	65%
OCC Value	46%
PEA Equity Premium Strategy	100%
RCM Large-Cap Growth	100%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation	100%
NACM Flex-Cap Value	26%
NACM Growth	20%
NFJ Dividend Value	74%
NFJ Large-Cap Value	69%
NFJ Small-Cap Value	84%
OCC Core Equity	29%
OCC Renaissance	67%
OCC Value	45%
PEA Equity Premium Strategy	100%
RCM Large-Cap Growth	100%

          Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2007, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2006.

72  Allianz Funds Annual Report | 6.30.06

Trustees and Executive Officers of Allianz Funds (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees*

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

David C. Flattum 8/27/64 Trustee	9/2004 to present	Managing Director, Chief Operating Officer and U.S. General Counsel, Allianz Global Investors of America L.P.	54

Member of Board of Directors of Allianz Global Investors Management U.S. Equities LLC, Allianz Global Investors of America Holdings, Inc. and Oppenheimer Group, Inc. and Member of Management Board of Allianz Global Investors Fund Management LLC.

Udo Frank 5/6/59 Trustee	1/2006 to present	Chief Executive Officer, RCM Capital Management LLC. (Formerly, Chief Executive Officer - Equities, Allianz Global Investors)	32	Member of Management Board of Allianz Global Investors Fund Management LLC.

Independent Trustees

Gary A. Childress 2/28/34 Trustee	1/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn 7/8/53 Trustee	6/2002 to present	President of Coburn Capital Group, member of Triton Realty Partners and Executive Vice President of the Edison Schools, Inc.. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/62 Trustee	1/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI - Health Plans.	32	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/47 Trustee	1/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	32	Director of Sykes Enterprises, Inc.; Director of CoastalSouth Bankshares, Inc.; Trustee of University of Tampa; and Trustee of Hilton Head Prep.

Davey S. Scoon 12/14/46 Trustee	1/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	32	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc.

Edward E. Sheridan 9/19/54 Trustee	1/2006 to present	Formerly Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	32	None

W. Bryant Stooks 9/10/40 Trustee	1/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	Member of Board of Trustees of The Steele Foundation.

Gerald M. Thorne 5/12/38 Trustee	1/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	32	None

James W. Zug 7/22/40 Trustee	1/2006 to present	Formerly Partner with PricewaterhouseCoopers LLP.	32	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated

*     Trustees serve until their successors are duly elected and qualified.

Further information about Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 19, 2006 which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

6.30.06 | Allianz Funds Annual Report  73

Trustees and Executive Officers of Allianz Funds (unaudited) (cont.)

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/58 President and Chief Executive Officer	12/2004 to present

Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. 7/14/42 Vice President and Secretary	1/1997 to present

General Counsel and Secretary, Allianz Global Investors Distributors LLC (“AGID”) (Formerly, Managing Director, AGID); Executive Vice President, Allianz Global Investors of America L.P.; Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds.

Andrew J. Meyers 1/25/61 Vice President	12/2004 to present

Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/64 Treasurer and Principal Financial and Accounting Officer	6/2005 to present

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 Funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer, Allianz Funds; Trustee of 8 Funds in the Fund Complex.

Richard H. Kirk 4/6/61 Assistant Secretary	12/2004 to present

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

Lawrence G. Altadonna 3/10/66 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 32 Funds in the Fund Complex; Assistant Treasurer, Allianz Funds.

Youse Guia 9/3/72 Chief Compliance Officer	9/2004 to present

Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 65 Funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**     The officers of the Trust are elected annually by the Board of Trustees.

74  Allianz Funds Annual Report | 6.30.06

Board Approval of Investment Advisory and Portfolio Management Agreements of RCM Strategic Growth Fund (unaudited)

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreement or sub-advisory agreement for a fund. The only such agreements approved during the period covered by, and relating to a fund described in, this report relate to the Allianz RCM Strategic Growth Fund (the “New RCM Fund”). At an in-person meeting held in March 2006, the Board and the Independent Trustees unanimously approved the Amended and Restated Investment Advisory Agreement between the Trust and Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreement between the Adviser and RCM Capital Management LLC (the “Sub-Adviser”) (collectively, the “Agreements”) with respect to the New RCM Fund. The material factors and conclusions that formed the basis of the approval of these Agreements are required to be disclosed in this report and are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Independent Trustees met with and discussed the proposed Agreements with representatives of the Adviser and the Sub-Adviser as well as counsel to the Trust in open session. The Independent Trustees were assisted in their evaluation of the proposed Agreements by independent legal counsel, from whom they received separate legal advice and with whom the Independent Trustees met separately from management.

In reaching their conclusions as to the approval of the Agreements, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, during the course of the year leading up to their December 2005 approval of the continuation of advisory and sub-advisory contracts relating to the other Funds, the Trustees received and reviewed performance, fee, profitability and other information regarding the Adviser and Sub-Adviser in connection with the Trustees’ review and approval of advisory, sub-advisory and administration agreements for the other Funds. The Trustees’ conclusions with respect to the New RCM Fund were based, in part, on their consideration of these arrangements pertaining to the other Funds during the course of the year leading up to such December 2005 approval, as well as subsequently and in prior years. The Trustees evaluated all information available to them regarding the New RCM Fund, but they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services

In considering the approval of the Agreements, the Trustees evaluated the nature, extent and quality of the advisory and administrative services to be provided to the New RCM Fund by the Adviser, the Sub-Adviser and their affiliates. The Trustees considered the proposed terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and other services to be provided to the New RCM Fund under the Agreements and information regarding the experience, qualifications and adequacy of the personnel who would be providing those services, (b) the investment philosophy and investment process to be used by the Sub-Adviser in managing the New RCM Fund, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) the compliance functions to be provided by the Adviser and Sub-Adviser, (f) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (g) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the proposed Advisory Agreement, the Adviser, subject to the direction of the Board, would be responsible for managing, either directly or through others selected by it, the investment activities of the New RCM Fund. In addition to considering the reputation of the Adviser, the Trustees considered, among other matters, the Adviser’s general oversight of the other Funds and of the Sub-Adviser with respect to the other Funds that the Sub-Adviser manages, noting that the Funds are multi-manager funds and thus more complex to oversee than mutual funds with a single investment managers. The Trustees also took into account the Adviser’s compliance program, including the steps taken by the Adviser to enhance compliance capabilities and the resources devoted to compliance. The Trustees noted steps taken by the Adviser to address possible conflicts of interest in its business generally, such as establishing the position of conflicts officer.

The Trustees noted that, pursuant to the proposed Portfolio Management Agreement, the Sub-Adviser would have full investment discretion and make all determinations with respect to the investment of the New RCM Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser would implement the New RCM Fund’s investment program (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the New RCM Fund, construct the New RCM Fund’s portfolio, monitor the New RCM Fund’s compliance with investment restrictions, and report to the Trustees. In addition to considering the reputation of the Sub-Adviser, the Trustees considered information concerning the investment philosophy and investment process to be used by the Sub-Adviser in managing the New RCM Fund and the in-house research capabilities of the Sub-Adviser. The Trustees also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions to be effected for the New RCM Fund and other clients. The Trustees reviewed the Sub-Adviser’s compliance program and considered, among other matters, the Sub-Adviser’s description of the risk controls it would use in implementing derivatives strategies for the New RCM Fund and agreement to periodically report to the Board regarding the New RCM Fund’s use of derivatives.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser would provide or procure through third-party service providers most administrative services required by the New RCM Fund under a separate Administration Agreement. These services would include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight

6.30.06 | Allianz Funds Annual Report  75

Board Approval of Investment Advisory and Portfolio Management Agreements of RCM Strategic Growth Fund (unaudited) (cont.)

and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the New RCM Fund, under which certain third-party services ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) would, in the case of the New RCM Fund, be paid for by the Adviser out of its administrative fee. The Trustees also took into account that the Adviser would provide the New RCM Fund with office space, administrative services and personnel, and that the Adviser and its affiliates would pay all of the compensation of the New RCM Fund’s interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates).

The Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the New RCM Fund by the Adviser and the Sub-Adviser under the Agreements and the Administration Agreement were consistent with the New RCM Fund’s operational requirements; that the Adviser and the Sub-Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that would be required by the New RCM Fund; and that, overall, the Trustees were satisfied with the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the New RCM Fund.

Fund Performance

Because the New RCM Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees did, however, review information comparing the performance of a separate account commingled fund (gross of fees), which began operations on December 31, 2005 and is managed by the Sub-Adviser in a similar manner as the New RCM Fund, with the performance of the New RCM Fund’s benchmark indices (the primary benchmark being the Russell 1000 Growth Index and the secondary benchmark being the S&P 500 Index). Although they noted that the New RCM Fund’s performance is expected to differ from that of the account, the Trustees took into account that the cumulative return (gross of fees) of the similarly-managed account outperformed the benchmarks over the short time period since inception. The Trustees also took into account the track records and expertise of the lead members of the New RCM Fund’s portfolio management team. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Adviser’s and the Sub-Adviser’s performance record and process to be used in managing the New RCM Fund were sufficient to support approval of the Agreements.

Fees and Other Expenses

Although the New RCM Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the New RCM Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser. The Trustees observed that the New RCM Fund’s proposed advisory fees and estimated total expenses were higher than the fees and expenses of a number of the funds identified by the Adviser, and they noted management’s observations as to the difficulty of finding peer funds and management’s justifications of the proposed level of fees. In particular, the Trustees took into account the relative complexity of managing the New RCM Fund and the labor-intensive nature of the investment strategy selected, as described by management. The Trustees noted that the Adviser (not the New RCM Fund) would pay the Sub-Adviser from its advisory fee.

The Trustees also considered information comparing the proposed advisory fees and estimated total expenses of the New RCM Fund’s institutional share classes with the fees and expenses of comparable institutional accounts (including an institutional account managed by the Sub-Adviser) identified by the Adviser as being managed in a similar manner as the New RCM Fund. The information indicated that the fees charged to the institutional accounts are lower than the advisory fees proposed for the New RCM Fund. The Trustees reviewed materials from management describing the differences in services provided to different types of clients, which noted the generally broader scope of services to be provided by the Adviser and the Sub-Adviser to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees also took into account information provided by the Adviser regarding the administrative and distribution fees to be paid by the New RCM Fund to the Adviser and its affiliates, including the Trust’s distributor, Allianz Global Investors Distributors LLC.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees and expenses to be charged under the Agreements represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services to be provided.

Costs of Services To Be Provided and Estimated Profitability

The Trustees reviewed information regarding the projected cost of services to be provided by the Adviser (including the sub-advisory fees payable to the Sub-Adviser) and its affiliates and an estimate of the profitability of the Adviser’s relationship with the New RCM Fund in its initial fiscal year (assuming asset levels of $4,000,000 and $15,000,000), including a profitability report prepared by management detailing the projected costs of services to be provided to the New RCM Fund by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the New RCM Fund in its initial fiscal year. The Trustees found that the estimated profitability was lower than for most of the other Funds, though the Trustees took into account the difficulty of estimating profitability with respect to the New RCM Fund, which had not commenced operations, due to the uncertainty regarding the New RCM Fund’s projected asset size and actual expenses.

The Trustees previously considered information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services to be provided to the New RCM Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the

76  Allianz Funds Annual Report | 6.30.06

structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s estimated level of profitability from its relationship with the New RCM Fund was not excessive.

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Adviser may receive as a result of their relationships with the New RCM Fund, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the New RCM Fund’s distributor, an affiliate of the Adviser), as well as research that may be provided to the Sub-Adviser in connection with portfolio transactions to be effected on behalf of the New RCM Fund (soft dollar arrangements), and reputational and other “fall out” benefits.

The Trustees also considered the benefits that may be associated with the New RCM Fund’s use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that the other Funds have in some cases historically used affiliated brokers for foreign securities transactions, and that an affiliate of the Adviser receives fees as securities lending agent under the Trust’s securities lending program. The Trustees considered the possible receipt of such benefits in light of the Adviser’s and its affiliates’ estimated profitability, and concluded that such benefits would not be excessive.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the New RCM Fund. The Trustees noted that, as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the other Funds, and not only in respect of the New RCM Fund.

The Trustees noted that the advisory and sub-advisory fee schedules for the New RCM Fund do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees also noted that the Trust had recently adopted breakpoints in the administrative fee paid by all series of the Trust, including the Funds, as a way of sharing potential economies of scale or other efficiencies with shareholders. Based on these observations, the Trustees concluded that the New RCM Fund’s overall fee arrangements would represent an appropriate sharing between New RCM Fund shareholders and the Adviser of possible economies of scale or other efficiencies in the management of the New RCM Fund.

Conclusions

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the Agreements were in the best interests of the New RCM Fund and its shareholders, and that the Agreements should be approved.

6.30.06 | Allianz Funds Annual Report  77

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, Oppenheimer Capital LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/05).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds	PIMCO Funds

Value Stock
NFJ Large-Cap Value
NFJ Dividend Value
OCC Value
OCC Renaissance
NACM Flex-Cap Value
NFJ Small-Cap Value
Blend Stock
CCM Capital Appreciation
CCM Mid-Cap
PEA Equity Premium Strategy
OCC Core Equity
Growth Stock
CCM Focused Growth
RCM Large-Cap Growth
RCM Strategic Growth
PEA Growth
NACM Growth
RCM Mid-Cap
PEA Target

International Stock
NACM Global
RCM Global Small-Cap
NACM International
NFJ International Value
RCM International Growth Equity
NACM Pacific Rim
Sector-Related Stock
RCM Technology
RCM Global Resources
RCM Healthcare
RCM Biotechnology

Short-Duration Bond
PIMCO Short-Term
PIMCO Low Duration
PIMCO Floating Income
Core Bond
PIMCO Total Return
Government/Mortgage Bond
PIMCO GNMA
PIMCO Total Return Mortgage
Credit Strategy
PIMCO Diversified Income
PIMCO High Yield
PIMCO Investment Grade
Corporate Bond
International Bond
PIMCO Foreign Bond
(U.S. Dollar-Hedged)
PIMCO Foreign Bond (Unhedged)
PIMCO Emerging Markets Bond
PIMCO Developing Local Markets

Tax-Exempt Bond
PIMCO Short Duration Municipal
Income
PIMCO Municipal Bond
PIMCO California Intermediate
Municipal Bond
PIMCO New York Municipal Bond
PIMCO High Yield Municipal Bond
Real Return Strategy
PIMCO Real Return
PIMCO CommodityRealReturn
Strategy
PIMCO RealEstateRealReturn
Strategy
Equity-Related
PIMCO StocksPLUS®
PIMCO StocksPLUS® Total Return
PIMCO Fundamental IndexPLUS™TR
PIMCO Small Cap StocksPLUS® TR
PIMCO International StocksPLUS®
TR Strategy
PIMCO StocksPLUS TR Short Strategy
Asset Allocation (Tactical)
PIMCO All Asset
PIMCO All Asset All Authority

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read this prospectus carefully before you invest or send money.

* As of 5/31/06 according to SimFunds.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ032AR_15767

Allianz Funds Annual Report

JUNE 30, 2006

International/Sector Stock Funds

Share Class	GLOBAL STOCK FUNDS NACM Global Fund RCM Global Small-Cap Fund INTERNATIONAL STOCK FUNDS NACM International Fund NFJ International Value Fund RCM International Growth Equity Fund

REGIONAL STOCK FUND

NACM Pacific Rim Fund

SECTOR-RELATED STOCK FUNDS

RCM Healthcare Fund
(Formerly RCM Global Healthcare Fund)

RCM Biotechnology Fund

RCM Technology Fund
(Formerly RCM Global Technology Fund)

RCM Global Resources Fund

D

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

Contents

	Letter to Shareholders	3

	Important Information About the Funds	4–5

	Fund Summaries	6–15

	Schedules of Investments	16–28

Fund	Fund Summary	Schedule of Investments

NACM Global Fund	6	16

NACM International Fund	7	17

NACM Pacific Rim Fund	8	19

NFJ International Value Fund	9	20

RCM Biotechnology Fund	10	21

RCM Global Resources Fund	11	22

RCM Global Small-Cap Fund	12	23

RCM Healthcare Fund	13	25

RCM International Growth Equity Fund	14	26

RCM Technology Fund	15	27

Statements of Assets and Liabilities	30–31

Statements of Operations	32–33

Statements of Changes in Net Assets	34–36

Financial Highlights	38–41

Notes to Financial Statements	42–51

Report of Independent Registered Public Accounting Firm	52

Shareholder Meeting Results	53–54

Federal Income Tax Information	55–56

Trustees and Executive Officers of Allianz Funds	57–58

2  Allianz Funds Annual Report | 06.30.06

Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2006.

The past 12 months proved to be a positive time for stocks, as strong corporate earnings growth helped propel equity markets the world over. Ongoing U.S. dollar weakness created a favorable backdrop for international stocks, which continued to outshine their U.S. counterparts. The MSCI All Country World Index ex USA climbed 28.40% during the period compared to an 8.62% gain by the S&P 500 Index. From a sector perspective, rising commodity prices continued to propel energy and materials stocks, which were among the best performing areas globally.

While these recent results are encouraging, it is important to remember that markets move in cycles. That is why we believe investors should follow a disciplined investment strategy-one that involves long-term exposure to a range of asset classes, sectors and investment styles. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

I would also like to take this opportunity to announce the debut over the reporting period of three new Allianz Funds. RCM Strategic Growth Fund, a new aggressive growth fund, was launched on March 31, 2006. Also, retail share classes of RCM Global Resources Fund and CCM Focused Growth Fund, which had previously been available only to institutional investors, were opened within the past year.

Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

On behalf of all of us at Allianz Global Investors, thank you for allowing us to serve your investment needs. We look forward to continuing to do so in the future.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2006

Allianz Funds Annual Report | 06.30.06  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): NACM Pacific Rim (7/02), RCM Global Small-Cap (3/99), RCM Technology (1/99), RCM International Growth Equity (3/99), NACM International (10/04), NFJ International Value (3/05) and RCM Global Resources (3/06). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4  Allianz Funds Annual Report | 06.30.06

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which for most funds is from 01/01/06 to 06/30/06.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The S&P 500 Index replaced the Morgan Stanley Capital International (“MSCI”) World Healthcare Index as the RCM Healthcare Fund’s primary comparative index because the Adviser believes the S&P 500 Index is more representative of the Fund’s investment strategies.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com, 1-888-877-4626.

Allianz Funds Annual Report | 06.30.06  5

A G L O B A L S T O C K F U N D
Ticker Symbols: D Share: NGBDX
NACM Global Fund
(Unaudited)

■

NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

■	The Fund’s Class D Shares gained 17.84% for the year ended June 30, 2006. The Fund’s benchmark, the MSCI All Country World Index, returned 18.59% over the same time period.

■

During the year, equity prices climbed substantially higher in markets worldwide, buoyed by a generally strong economic and earnings environment. Stocks in emerging countries (as measured by the MSCI Emerging Markets Index) generated the best returns, rising 35.91%. Equities in non-U.S. developed markets (MSCI EAFE Index) gained 27.08%, and U.S. stocks (S&P 500 Index) advanced 8.62%.

■

Stock selection in China, the United States and the information technology sector favorably impacted the Fund’s relative performance. Top-performing positions included Foxconn International, an assembler of mobile handsets based in China, and Freescale Semiconductor, a U.S. manufacturer of integrated circuits. Fox-conn benefited from increased demand for wireless services in emerging countries. Freescale continued to improve its overall profitability and generate free cash flow.

■

Stock selection in France, Brazil and the consumer staples and consumer discretionary sectors negatively affected results versus the benchmark. The biggest detractor from Fund performance was U.S. apparel manufacturer Quiksilver. The stock was weak due to uncertainty surrounding the impact of a recent acquisition on the company’s earnings.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Global Fund Class D	17.84%	—	—	19.78%
MSCI All Country World Index	18.59%	—	—	15.83%
Lipper Global Multi-Cap Growth Fund Average	17.66%		—	15.58%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,046.10	$1,017.50
Expenses Paid During Period	$7.46	$7.35

Expenses are equal to the expense ratio for the class 1.47% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

United States	36.2%
Japan	12.6%
Switzerland	10.1%
France	6.2%
Italy	4.8%
Hong Kong	4.6%
United Kingdom	4.1%
South Korea	3.4%
Germany	3.1%
Other	13.0%
Cash & Equivalents — Net	1.9%

*     % of net assets as of June 30, 2006

6  Allianz Funds Annual Report | 06.30.06

A N I N T E R N A T I O N A L S T O C K F U N D
Ticker Symbols: D Share: PNIDX
NACM International Fund
(Unaudited)

■

NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

■	The Fund’s Class D Shares gained 39.20% for the year ended June 30, 2006. This result outperformed the MSCI EAFE Index, which rose 27.08% over the same time period.

■

Equities in developed countries outside the United States posted impressive results during the year, with the majority of gains realized in the first nine months of the period. Stocks in the Pacific region (as measured by the MSCI Pacific Index) advanced 31.31%, outpacing markets in Europe (MSCI Europe Index), which rose 25.33%.

■

Stock selection was the key to the Fund’s outperformance of the benchmark. Stock selection was especially strong in Japan and the industrials and materials sectors. Top-performing positions included Sumitomo Metal Industries, a Japanese manufacturer of steel products, and Vallourec, a French producer of steel tubing. Both stocks benefited from increased global demand for steel and value-added steel products. Ibiden, a Japanese manufacturer of electronic parts, ceramic products and building materials, was another top contributor. The company experienced strong earnings growth in its diesel particulate filter (DPF) business.

■

Despite the Fund’s strong performance versus the benchmark, there were a few areas of relative weakness. For example, stock selection in Hong Kong and the health care and consumer discretionary sectors was modestly unfavorable. One of the worst-performing holdings was Orient Overseas International, a transportation and logistics company based in Hong Kong. The stock fell due to a deteriorating outlook for the global shipping industry.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/07/01)

NACM International Fund Class D	39.20%	16.01%	—	14.43%
MSCI EAFE Index	27.08%	10.45%	—	8.48%
Lipper International Multi-Cap Core Fund Average	26.31%	9.38%	—	7.81%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†     The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,139.90	$1,017.46
Expenses Paid During Period	$7.85	$7.40

Expenses are equal to the expense ratio for the class 1.48% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Japan	24.7%
United Kingdom	20.9%
France	10.7%
Belgium	4.9%
Australia	4.8%
Netherlands	4.3%
Italy	4.1%
Spain	4.0%
Other	19.7%
Cash & Equivalents — Net	1.9%

*     % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  7

A R E G I O N A L S T O C K F U N D
Ticker Symbols: D Share: PPRDX
NACM Pacific Rim Fund
(Unaudited)

■

NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

■	The Fund’s Class D Shares gained 46.55% for the year ended June 30, 2006. This result outperformed the Fund’s benchmark, the MSCI Pacific Index, which rose 31.31% over the same time period.

■

Equities in developed Pacific Rim countries posted significant gains during the year. Japan (as measured by the MSCI Japan Index) was the best-performing market, rising 35.96%. New Zealand (MSCI New Zealand Index) was the worst performer, declining -9.10%.

■

Strong stock selection drove the Fund’s outperformance of the benchmark, although country and sector allocations were also favorable. Stock selection in Japan, China and the financials and materials sectors added the most value, with Japanese banks Mitsubishi UFJ Financial Group and Mizuho Financial Group among the best-performing positions. Both stocks benefited from improving fundamental trends in the Japanese banking sector, such as higher loan growth and lower credit costs. Celestial NutriFoods, a Chinese producer of soybean-based food products, was another top contributor due to China’s booming economy and a stable decline in the price of major agricultural products.

■

Pockets of relative weakness included stock selection in Taiwan and the consumer discretionary sector. Nanya Technology, a Taiwanese semiconductor manufacturer, was a large detractor in the Fund. The stock was hurt by lower prices of dynamic random access memory (DRAM) chips.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/97)

NACM Pacific Rim Fund Class D	46.55%	14.91%	—	14.36%
MSCI Pacific Index	31.31%	9.36%	—	6.70%
Lipper Pacific Region Fund Average	34.43%	12.55%	—	8.45%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,053.20	$1,015.97
Expenses Paid During Period	$9.06	$8.90

Expenses are equal to the expense ratio for the class 1.78% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Japan	56.4%
Australia	10.1%
Indonesia	6.5%
Hong Kong	5.3%
Singapore	4.5%
South Korea	4.0%
China	3.1%
Malaysia	2.8%
Other	5.3%
Cash & Equivalents — Net	2.0%

*     % of net assets as of June 30, 2006

8  Allianz Funds Annual Report | 06.30.06

A N I N T E R N A T I O N A L S T O C K F U N D
Ticker Symbols: D Share: AFJDX
NFJ International Value Fund
(Unaudited)

■

NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve this income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

■	The Fund’s Class D Shares returned 28.09% for the year ended June 30, 2006. This performance trailed the 28.40% return of the Fund’s benchmark, the MSCI All Country World Index ex USA.

■

The global economy continued to move forward, allowing the international stock markets as a whole to outperform the U.S. market. All of the countries in the MSCI All Country World Index ex USA delivered positive returns for the reporting period, with Japan leading the list. Greece, Finland and Denmark delivered the worst country-specific returns for the period.

■

The Fund’s relative performance was helped by exposure to Brazil and China, two countries not represented in the benchmark Index. The Fund saw strong support from several holdings in Brazil, including Companhia Vale do Rio, Com-panhia de Saneamento Basico do Estado de Sao Paulo and Petroleo Brasileiro. In China the Fund benefited from its position in names such as Aluminum Corp. of China and SINOPEC Shangi Petrochemica, both of which benefited from increased demand for commodities.

■

Relative performance was hindered during the reporting period by the Fund’s underweight exposure to the top-performing Japanese market. Many of the Fund’s Japanese holdings did perform well, however, including Cannon and Nissan. Stock selection in Canada also hurt relative performance, including disappointing returns from publishing company Quebecor World.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (01/31/03)

NFJ International Value Fund Class D	28.09%	—	—	32.61%
MSCI All Country World Index ex USA	28.40%	—	—	27.51%
Lipper International Multi-Cap Value Fund Average	26.50%	—	—	26.13%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,107.80	$1,017.41
Expenses Paid During Period	$7.79	$7.45

Expenses are equal to the expense ratio for the class 1.49% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Brazil	12.3%
United Kingdom	12.2%
South Korea	11.3%
Canada	10.1%
China	8.9%
Netherlands	7.5%
Mexico	6.8%
Taiwan	4.0%
Japan	2.9%
Other	17.6%
Cash & Equivalents — Net	6.4%

*     % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  9

A S E C T O R - R E L A T E D S T O C K F U N D
Ticker Symbols: D Share: DRBNX
RCM Biotechnology Fund
(Unaudited)

■	RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

■	The Fund’s Class D Shares returned -5.33% for the year ended June 30, 2006. This performance trailed both the 8.62% return of the S&P 500 Index and the 7.58% return of the NASDAQ Biotechnology Index.

■

U.S. equity markets advanced sharply over the last year and was supported by robust merger and acquisition activity and strong earnings growth. Though up for the year, many biotechnology stocks experienced rough patches as several biotech companies grappled with negative clinical trial results and disappointing earnings.

■

The Fund’s performance was held back by holdings in pharmaceutical companies Nabi Biopharmaceuticals and NitroMed Inc. Nabi shares fell on the announcement of negative clinical trial results for its vaccine StaphVax. NitroMed Inc’s share price fell on news that sales of the company’s heart-failure drug BiDil, would likely fail to meet consensus sales estimates for the year.

■

Holdings within healthcare equipment and supplies companies helped overall Fund performance. An example of a strong holding in this area is Illumina Inc, a developer of technology used in the analysis of genes necessary for the future development of personalized medicines.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/30/97)

RCM Biotechnology Fund Class D	-5.33%	-4.81%	—	13.34%
S&P 500 Index	8.62%	2.49%	—	4.83%
NASDAQ Biotechnology Index	7.58%	-6.03%	—	11.13%
AMEX Biotechnology Index	17.63%	1.65%	—	18.03%
Lipper Health/Biotechnology Fund Average	4.78%	1.50%	—	8.66%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index and the AMEX Biotechnology Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$908.70	$1,016.96
Expenses Paid During Period	$7.48	$7.90

Expenses are equal to the expense ratio for the class 1.58% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Healthcare	99.3%
Cash & Equivalents — Net	0.7%

*     % of net assets as of June 30, 2006

10  Allianz Funds Annual Report | 06.30.06

A S E C T O R - R E L A T E D S T O C K F U N D
Ticker Symbols: D Share: ARMDX
RCM Global Resources Fund
(Unaudited)

■

RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

■

The Fund’s Class D Shares returned 47.20% for the year ended June 30, 2006. This return surpassed the 17.49% return of the broad-based benchmark, the MSCI World Index and also exceeded the 30.02% return of the Fund’s narrow-based benchmark, the World Energy & Materials Composite.

■

World markets for energy and raw materials soared during much of the reporting period in response to burgeoning demand from developing nations and geopolitical concerns in West Africa and the Middle East, both primary sources of energy for world markets.

■

Over the period, stock selection provided the key to generating strong relative returns and was achieved in part by underweighting Exxon Mobil and overweighting two Canadian energy companies, Canadian Natural Resources and Suncor, both leaders in the development of Alberta’s oil sand deposits.

■	While the Fund delivered strong absolute and relative returns, an underweight position in the materials sector and an overweight position in the energy sector detracted from overall performance.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (06/30/04)

RCM Global Resources Fund Class D	47.20%	—	—	40.46%
MSCI World Index	17.49%	—	—	13.98%
World Energy & Materials Composite	30.02%	—	—	29.34%
Lipper Natural Resources Fund Average	38.60%	—	—	37.67%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (03/31/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,176.20	$1,017.50
Expenses Paid During Period	$7.93	$7.35

Expenses are equal to the expense ratio for the class, 1.47% for Class D, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period since the Share commenced operation on 03/31/06).

Change in Value For periods ended 06/30/06

County Allocation as of 06/30/06*

United States	68.0%
Canada	11.7%
United Kingdom	4.9%
Brazil	4.0%
Australia	3.9%
France	2.3%
Bermuda	1.5%
Luxembourg	1.1%
Finland	1.0%
Other	0.8%
Cash & Equivalents — Net	0.8%

*     % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  11

A G L O B A L S T O C K F U N D
Ticker Symbols: D Share: DGSNX
RCM Global Small-Cap Fund
(Unaudited)

■

RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

■	The Fund’s Class D Shares returned 24.08% for the year ended June 30, 2006. This performance surpassed the 21.76% return of the Fund’s benchmark, the MSCI World Small-Cap Index.

■

The global economy continues to show good balance as the United States, Europe, and Asia-Pacific regions display positive attributes for supporting equities. Global small-cap stocks were particularly strong over the year ended June 30, 2006, as they continued to outperform larger cap stocks throughout the world.

■

Relative performance was helped over the reporting period by stock selection in consumer staples, financials, industrials, and materials stocks. For example, the Fund benefited from its position in Hansen Natural Corp, in the consumer staples sector, and Sumitomo Titanium Corp., in the materials sector. U.S. based Hansen Natural Corp., a leading new-age beverage company, continues to benefit from healthy energy drink trends and success in penetrating new markets in the United States.

■

While the Fund delivered solid absolute and relative performance over the reporting period, there were some areas of weakness, including our overweight in consumer discretionary. One example in this sector was Fund holding Comstock Homebuilding, which fell after management guided fourth quarter 2005 earnings lower than consensus.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/96)

RCM Global Small-Cap Fund Class D	24.08%	11.55%	—	15.52%
MSCI World Small-Cap Index	21.76%	15.01%	—	9.54%
Lipper Global Small/Mid-Cap Growth Fund Average	22.17%	9.96%	—	10.23%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,068.60	$1,015.97
Expenses Paid During Period	$9.13	$8.90

Expenses are equal to the expense ratio for the class 1.78% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

United States	38.4%
Japan	13.0%
Germany	9.1%
France	5.3%
Switzerland	4.2%
United Kingdom	2.9%
South Korea	2.8%
Italy	2.7%
Other	20.8%
Cash & Equivalents — Net	0.8%

*     % of net assets as of June 30, 2006

12  Allianz Funds Annual Report | 06.30.06

A S E C T O R - R E L A T E D S T O C K F U N D
Ticker Symbols: D Share: DGHCX
RCM Healthcare Fund (Formerly RCM Global Healthcare Fund)
(Unaudited)

■	RCM Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in the healthcare industry.

■

The Fund’s Class D Shares returns 0.24% for the year ended June 30, 2006. This return trailed the 8.62% return of the broad-based benchmark, the S&P 500 Index and surpassed the -1.04% return of the Fund’s narrow-based benchmark, the S&P Healthcare Index.

■

During the reporting period, the healthcare sector lagged behind the broader market as measured by the S&P 500 Index, with the biotechnology industry providing the only positive performance in the sector. Geopolitical concerns, consecutive Federal Reserve Rate hikes, and general unease regarding the Fed’s ability to execute a ‘soft-landing,’ all added to the market’s propensity to take profits in assets deemed to be of higher risk.

■

The Fund’s overweight positions in drug makers Celgene Corp and Shire PLC had a substantial positive impact on the Fund’s performance. Celgene was up 133% for the year, in part on news that it received FDA approval for its flagship drug Revlimid. Specialty drug maker Shire PLC’s share price rose in the first quarter of 2006 in anticipation of a settlement with Barr Labs over a generic version of Shire’s lead product Adderall XR.

■

Additional contributions to the Fund’s relative performance came from underweighting healthcare providers and services, an industry whose lackluster returns helped to drag the benchmark’s return into negative territory for the year.

■	The Fund’s holdings in managed healthcare provider UnitedHealth Group Inc and drug maker Pfizer proved the largest drags on its relative performance over the year.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/96)

RCM Healthcare Fund Class D	0.24%	0.34%	—	13.21%
S&P 500 Index	8.62%	2.49%	—	7.52%
S&P 500 Healthcare Index	-1.04%	0.27%	—	8.50%
MSCI World Index	17.49%	6.21%	—	7.10%
MSCI World Healthcare Index	8.02%	3.52%	—	8.66%
Lipper Health/Biotechnology Fund Average	4.78%	1.50%	—	9.66%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the S&P 500 Healthcare Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$952.40	$1,016.96
Expenses Paid During Period	$7.65	$7.90

Expenses are equal to the expense ratio for the class 1.58% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Healthcare	94.8%
Technology	3.5%
Cash & Equivalents — Net	1.7%

*     % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  13

A N I N T E R N A T I O N A L S T O C K F U N D
Ticker Symbols: D Share: DIENX
RCM International Growth Equity Fund
(Unaudited)

■	RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

■

The Fund’s Class D Shares returned 29.26% for the year ended June 30, 2006. This return surpassed the Fund’s benchmarks, the MSCI EAFE Index and the MSCI EAFE Growth Index, which respectively returned 27.08% and 26.34% for the same period.

■

The international economy experienced strong synchronized growth over the reporting period. This growth fueled robust returns in overseas equity markets. From Asia, Japan led the national indices with a 35.96% return while Europe returned 25.33% regionally.

■

The Fund’s relative performance was helped over the reporting period by strong stock selection in both the banking and energy industries. In banking, Japanese holdings Mizuho Financial Group and Resona Holdings performed especially well. In energy, strong holdings included the French seismic services company Compagnie Generale de Geophysique and British exploration and production company Cairn Energy.

■	Relative performance was also helped over the reporting period by overweight industry exposure to diversified financials.

■

Stock selection within the internet software and services industry was a slight drag on relative performance during the reporting period. In particular, Chinese Internet media company SINA Corp. delivered disappointing results.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (05/22/95)

RCM International Growth Equity Fund Class D	29.26%	4.30%	4.95%	6.87%
MSCI EAFE Index	27.08%	10.45%	6.76%	7.14%
MSCI EAFE Growth Index	26.34%	8.45%	4.17%	4.61%
Lipper International Large-Cap Growth Fund Average	26.17%	5.78%	5.06%	5.86%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allinanzinvestors.com. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,095.10	$1,017.95
Expenses Paid During Period	$7.17	$6.90

Expenses are equal to the expense ratio for the class 1.38% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Japan	23.7%
Switzerland	13.6%
United Kingdom	13.5%
France	13.2%
Germany	9.3%
Australia	4.4%
Sweden	3.8%
Netherlands	3.6%
Other	14.1%
Cash & Equivalents — Net	0.8%

*     % of net assets as of June 30, 2006

14  Allianz Funds Annual Report | 06.30.06

A S E C T O R - R E L A T E D S T O C K F U N D
Ticker Symbols: D Share: DGTNX
RCM Technology Fund (Formerly RCM Global Technology Fund)
(Unaudited)

■

RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

■

The Fund’s Class D Shares returned 7.66% for the year ended June 30, 2006. This return surpassed the 5.60% of the broad-based benchmark, the NASDAQ Composite Index and also exceeded the 3.81% return of the Fund’s narrow-based benchmark, the Goldman Sachs Technology Index.

■

Over the reporting period, the technology sector lagged with semiconductor and software companies providing the greatest drag on the sector’s performance. Geopolitical concerns, consecutive Federal Reserve Rate hikes, and general unease regarding the Fed’s ability to execute a ‘soft-landing,’ all added to the market’s propensity to take profits in assets deemed to be of higher risk.

■

The Fund’s outperformance over the past year was aided by stock selection within the semiconductor industry. Simultaneously shorting Intel Corp and overweighting SanDisk, both producers of semiconductor equipment, greatly contributed to the Fund’s returns. An allocation to Tencent Holdings Ltd., a leader in China’s Internet community, also added to the Fund’s returns.

■

The Fund’s strong absolute and relative performance was also aided by overweights in technology companies that provide services to the energy industry. A core holding in this area was Schlumberger, an oilfield services company providing technological and informational solutions to the petroleum industry.

■

An overweight exposure in biotechnology slightly held back the Fund’s performance over the reporting period. One stock in particular, Neurocrine Biosciences, a producer of drugs used in the treatment of neurological disorders, proved a drag on the Fund’s overall performance.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/27/95)

RCM Technology Fund Class D	7.66%	2.01%	14.63%	15.27%
NASDAQ Composite Index	5.60%	0.11%	6.25%	7.15%
Goldman Sachs Technology Index	3.81%	-5.00%	6.36%	7.49%
Lipper Science & Technology Fund Average	9.10%	-4.43%	6.67%	6.50%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class D	Class D

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$928.50	$1,016.61
Expenses Paid During Period	$7.89	$8.25

Expenses are equal to the expense ratio for the class 1.65% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	53.4%
Telecommunications	14.1%
Energy	8.5%
Healthcare	4.6%
Consumer Discretionary	3.1%
Financial Services	1.5%
Consumer Services	0.7%
Communications	0.3%
Cash & Equivalents — Net	13.8%

*     % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  15

Schedule of Investments
 NACM Global Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.3%

Bermuda—1.0%
Jardine Matheson Holdings Ltd.	19,600	$344

Brazil—0.5%
Vivo Participacoes S.A. ADR	67,500	166

China—0.7%
Bio-Treat Technology Ltd.	375,000	254

Finland—0.6%
M-real OYJ	42,700	211

France—6.2%
Alcatel S.A. ADR (a)	18,600	234
AXA S.A.	15,348	497
Pinault-Printemps-Redoute S.A.	3,124	398
Sanofi-Aventis	7,374	718
Veolia Environnement	7,841	405

		2,252

Germany—3.1%
Commerzbank AG	12,407	450
Henkel KGaA	3,388	352
Schwarz Pharma AG	3,500	313

		1,115

Greece—1.3%
OPAP S.A.	13,330	485

Hong Kong—4.6%
Cheung Kong Ltd.	47,000	510
Hutchison Telecommunications International Ltd. (a)	218,000	356
Melco International Development	156,000	393
New World Development	168,000	275
Shanghai Real Estate Ltd.	766,000	141

		1,675

Indonesia—0.6%
PT Indosat Tbk.	288,500	230

Ireland—2.4%
C&C Group PLC	49,210	427
CRH PLC	12,977	423

		850

Italy—4.8%
Luxottica Group SpA	18,556	503
Mediaset SpA	30,091	355
Sanpaolo IMI SpA	26,864	475
UniCredito Italiano SpA	52,819	413

		1,746

Japan—12.6%
Aichi Corp.	22,100	207
Calsonic Kansei Corp.	41,000	262
Chugai Pharmaceutical Co., Ltd.	13,600	278
Gigas K’s Denki Corp.	7,560	192
Hisamitsu Pharmaceutical Co., Inc.	13,100	401
Hokuhoku Financial Group, Inc.	65,000	271
Japan Tobacco, Inc.	112	409
JSR Corp.	10,200	258
NGK Spark Plug Co., Ltd.	14,000	282
Nisshinbo Industries, Inc.	25,000	273
Nitori Co., Ltd.	4,800	234
Sumco Corp.	4,800	274
Sumitomo Mitsui Financial Group, Inc.	50	529
Takeuchi Manufacturing Co., Ltd.	5,300	238

	Shares	Value (000s)

Teijin Ltd.	33,000	$210
Tokyo Electron Ltd.	3,200	224

		4,542

Malaysia—0.9%
Bumiputra Commerce Holdings Bhd.	208,800	338

Netherlands—2.3%
ASML Holding NV (a)	17,572	355
Royal Numico NV	10,159	456

		811

South Korea—3.4%
Hynix Semi-conductor, Inc. (a)	7,810	252
Kookmin Bank ADR	5,600	465
Samsung Electronics Co., Ltd.	794	504

		1,221

Sweden—1.2%
Assa Abloy AB	25,200	424

Switzerland—10.1%
Adecco S.A.	7,389	436
Nestle S.A.	1,367	429
Novartis AG	8,018	433
Panalpina Welttransport zHolding AG	3,574	333
Roche Holdings AG	4,348	717
Straumann Holding AG	1,524	389
UBS AG	5,828	638
Ypsomed Holding AG (a)	2,163	261

		3,636

Taiwan—0.7%
United Microelectronics Corp. ADR	77,800	242

United Kingdom—4.1%
ARM Holdings PLC	239,959	501
Bodycote International	43,323	203
HSBC Holdings PLC	43,043	758

		1,462

United States—36.2%
Affiliated Managers Group, Inc. (a)	5,000	434
American International Group, Inc.	10,600	626
Ansys, Inc. (a)	7,600	363
Boeing Co.	7,300	598
Capital One Financial Corp.	6,000	513
Celgene Corp. (a)	4,900	232
Central Garden and Pet Co. (a)	6,500	280
ConocoPhillips	7,700	505
Corning, Inc. (a)	12,700	307
Federated Department Stores, Inc.	15,200	556
Freescale Semi-conductor, Inc., Class B (a)	19,528	574
Humana, Inc. (a)	7,100	381
ITT Corp.	6,600	327
JLG Industries, Inc.	10,400	234
JP Morgan Chase & Co.	6,800	286
Lexmark International, Inc. (a)	4,900	274
Marathon Oil Corp.	5,800	483
Microsoft Corp.	19,000	443
Morgan Stanley	7,700	487
Mylan Laboratories, Inc.	14,000	280
Occidental Petroleum Corp.	4,000	410
Praxair, Inc.	7,400	400
Quiksilver, Inc. (a)	31,900	389
Raytheon Co.	10,000	446

	Shares	Value (000s)

TD Ameritrade Holding Corp.	19,800	$293
Tim Hortons, Inc. (a)	11,800	304
Transocean, Inc. (a)	5,300	426
United Technologies Corp.	7,200	457
Valero Energy Corp.	7,100	472
Warnaco Group, Inc. (a)	15,500	289
WESCO International, Inc. (a)	4,600	317
XTO Energy, Inc.	6,800	301
Yahoo!, Inc. (a)	10,800	356

		13,043

Total Common Stock (cost—$33,925)		35,047

WARRANTS (a)—0.8%
Units

Bahamas—0.8%
Yageo Corp., Expires 9/15/06 (cost—$285)	764,000	264

	Principal Amount (000s)

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $797; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $818 including accrued interest (cost—$797)	$797	797

Total Investments (cost—$35,007) (b)—100.3%		36,108

Liabilities in excess of other assets—(0.3)%		(97)

Net Assets—100.0%		$36,011

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Securities with an aggregate value of $20,897, which represents 58.03% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

16  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
 NACM International Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.1%

Australia—4.8%
BHP Billiton Ltd. (b)	161,300	$3,489
Macquarie Airports, UNIT (b)	1,920,300	4,378
Oxiana Ltd. (b)	2,104,200	4,969
Rio Tinto Ltd. (b)	37,000	2,141
Zinifex Australia Ltd. (b)	318,700	2,390

		17,367

Austria—0.8%
IMMOFINANZ Immobilien Anlagen AG (a)	117,400	1,304
Voestalpine AG	10,000	1,517

		2,821

Belgium—4.9%
Fortis NV, UNIT,
Class A	65,200	2,223
Class B	254,000	8,648
KBC Groep NV	63,300	6,794

		17,665

Bermuda—0.5%
Esprit Holdings Ltd.	207,000	1,695

China—1.1%
Foxconn International Holdings Ltd. (a)	1,812,000	3,871

Denmark—0.4%
Danske Bank A/S	36,300	1,379

Finland—3.9%
Kesko Oyj	118,500	4,548
Nokia Oyj	166,600	3,377
Rautaruukki Oyj	209,800	6,317

		14,242

France—10.7%
Bacou Dalloz	7,700	917
BNP Paribas	65,650	6,278
Capgemini S.A.	20,500	1,169
Companie Generale de Geophysique S.A. (a)	3,400	583
Credit Agricole S.A.	88,800	3,370
Groupe Steria SCA	13,800	727
Peugeot S.A.	85,000	5,279
Renault S.A.	23,900	2,565
Sanofi-Aventis (b)	86,200	8,399
Societe Generale	36,811	5,405
Total S.A.	28,392	1,865
Vallourec (b)	1,100	1,324
Vivendi Universal S.A.	19,700	688

		38,569

Germany—2.2%
Continental AG	10,200	1,041
Deutsche Bank AG	9,800	1,101
Hannover Rueckversicherung AG (a)	57,500	2,010
Volkswagen AG	52,800	3,696

		7,848

Greece—0.2%
Aluminum of Greece S.A.I.C.	39,900	839

Hong Kong—2.0%
China Travel International Investment Hong Kong Ltd.	3,564,000	860
Citic Pacific Ltd.	445,000	1,313
Hopewell Holdings Ltd.	219,000	615
Sino Land Co.	552,000	883
Techtronic Industries Co.	495,000	670

	Shares	Value (000s)

TPV Technology Ltd.	1,932,000	$1,830
Yue Yuen Industrial Holdings	322,000	886

		7,057

Italy—4.1%
Banca Popolare di Verona e Novara S.c.r.l.	72,200	1,934
Banche Popolari Unite S.c.r.l.	344,400	8,918
Capitalia SpA	188,100	1,541
IFI - Istituto Finanziario Industriale SpA	84,000	1,910
Sanpaolo IMI SpA	38,600	682

		14,985

Japan—24.7%
Astellas Pharma, Inc.	67,600	2,485
Canon, Inc. (b)	114,750	5,624
Daiwa Securities Group, Inc.	156,000	1,859
Denso Corp.	38,400	1,257
Elpida Memory, Inc. (a)	17,000	640
Hokkaido Electric Power Co., Inc.	112,100	2,662
Honda Motor Co., Ltd.	196,600	6,245
Ibiden Co., Ltd.	82,000	3,946
Isuzu Motors Ltd. (b)	212,000	688
Itochu Corp.	767,000	6,750
JFE Holdings, Inc.	41,200	1,749
Katokichi Co., Ltd.	116,400	1,172
Keiyo Co., Ltd. (b)	105,000	931
Kobe Steel Ltd.	498,000	1,559
Koei Co., Ltd. (b)	28,300	506
Komatsu Ltd.	232,000	4,616
Matsushita Electric Industrial Co., Ltd.	258,000	5,447
Mazda Motor Corp.	211,000	1,322
Mitsubishi Corp.	165,400	3,313
Mitsui & Co., Ltd.	132,000	1,866
Mitsui Trust Holdings, Inc.	63,000	755
Mizuho Financial Group, Inc.	86	729
Nippon Electric Glass Co., Ltd.	108,000	2,164
Parco Co., Ltd.	105,000	1,074
Plenus Co., Ltd.	20,200	688
Resona Holdings, Inc.	852	2,691
Ricoh Co., Ltd.	40,000	785
Shinko Electric Industries Co., Ltd.	21,700	629
Star Micronics Co., Ltd.	41,000	830
Sumitomo Metal Industries Ltd.	1,089,000	4,499
Sumitomo Mitsui Financial Group, Inc.	104	1,101
Suzuken Co., Ltd.	18,700	742
TDK Corp.	35,500	2,692
Tokyo Electron Ltd.	59,800	4,179
Tokyo Gas Co., Ltd.	731,000	3,445
Toshiba Corp. (b)	166,000	1,084
Toyota Motor Corp.	79,400	4,150
Xebio Co., Ltd.	65,500	2,240

		89,114

Luxembourg—0.2%
Arcelor S.A.	3,300	160
Gemplus International S.A. (a)(b)	266,500	595

		755

Netherlands—4.3%
ABN AMRO Holding NV	25,600	701
Heineken NV	118,900	5,038
ING Groep NV	49,600	1,947
Royal Dutch Shell PLC, Class B	57,500	2,008
Univar NV	32,300	1,529
USG People NV	56,300	4,308

		15,531

	Shares	Value (000s)

Norway—1.3%
DNB NOR ASA	321,400	$3,995
TGS-NOPEC Geophysical Co.	48,100	852

		4,847

Papua New Guinea—0.6%
Lihir Gold Ltd. (a)(b)	991,400	2,178

Singapore—0.5%
SembCorp Marine Ltd. (b)	904,000	1,717

Spain—4.0%
ACS Actividades Construcciones y Servicios S.A.	20,700	863
Banco Bilbao Vizcaya Argentaria S.A.	128,600	2,646
Banco Santander Central Hispano S.A.	71,251	1,041
Fadesa Inmobiliaria S.A.	52,100	1,784
Gestevision Telecinco S.A. (b)	39,800	954
Repsol YPF S.A.	154,300	4,419
Telefonica S.A.	154,628	2,570

		14,277

Sweden—2.3%
Nordea Bank AB	218,000	2,599
Sandvik AB	75,300	876
Svenska Cellulosa AB	9,300	384
Svenska Handelsbanken AB, Class A	171,600	4,421

		8,280

Switzerland—3.7%
Nestle S.A.	2,127	667
Novartis AG	47,600	2,569
Roche Holdings AG	5,823	961
Swiss Reinsurance	40,100	2,798
UBS AG	31,743	3,475
Unaxis Holding AG (a)	3,463	961
Zurich Financial Services AG (b)	8,142	1,782

		13,213

United Kingdom—20.9%
AstraZeneca PLC	31,219	1,877
Aviva PLC	43,940	622
BAE Systems PLC	218,900	1,495
Barclays PLC	382,505	4,336
Barratt Developments PLC	65,600	1,148
BHP Billiton PLC	358,800	6,981
BP PLC	113,701	1,318
British American Tobacco PLC	266,800	6,717
British Energy Group PLC (a)	120,800	1,501
GlaxoSmithKline PLC	434,626	12,129
HBOS PLC	143,488	2,490
HSBC Holdings PLC	457,200	8,045
Lonmin PLC	45,700	2,384
Marks & Spencer Group PLC	167,400	1,816
Old Mutual PLC	458,500	1,384
Rio Tinto PLC	138,200	7,277
Rolls-Royce Group PLC (a)	174,214	1,332
Royal Bank of Scotland Group PLC	93,300	3,063
Taylor Woodrow PLC	864,900	5,334
Vodafone Group PLC	337,041	717
Wimpey George PLC	404,900	3,400

		75,366

Total Common Stock (cost—$327,536)		353,616

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  17

Schedule of Investments (cont.)
NACM International Fund
 June 30, 2006

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—14.7%

Collateral Invested for Securities on Loan (c)—10.8%
Allianz Dresdner Daily Asset Fund (d)	38,933,657	$38,934

	Principal Amount (000s)

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $14,172; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $14,453 including accrued interest (cost—$14,166)	$14,166	14,166

Total Short-Term Investments (cost—$53,100)		53,100

Total Investments (cost—$380,636) (e)—112.8%		406,716

Liabilities in excess of other assets—(12.8)%		(46,110)

Net Assets—100.0%		$360,606

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $36,034; cash collateral of $38,934 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $349,197, which represents 96.84% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

UNIT — More than one class of securities traded together.

18  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
 NACM Pacific Rim Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.0%

Australia—10.1%
AMP Ltd. (b)	625,988	$4,235
BHP Billiton Ltd. (b)	196,271	4,245
Commonwealth Bank of Australia (b)	76,939	2,535
CSL Ltd. (b)	92,917	3,705
Macquarie Bank Ltd. (b)	26,939	1,379
Rio Tinto Ltd. (b)	33,288	1,927
Westpac Banking Corp. (b)	150,045	2,586
Woodside Petroleum Ltd. (b)	113,034	3,698

		24,310

Bermuda—1.5%
Celestial Nutrifoods Ltd. (a)(b)	4,092,000	3,615

Cayman Islands—0.4%
FU JI Food and Catering Services Holdings Ltd.	630,000	1,041

China—3.1%
China Hongxing Sports Ltd. (a)	1,764,000	1,725
China Shenhua Energy Co., Ltd., Class H	1,359,400	2,505
Foxconn International Holdings Ltd. (a)	1,525,000	3,258

		7,488

Hong Kong—5.3%
AAC Acoustic Technology Holdings, Inc. (a)	3,328,000	2,967
Hengan International Group Co., Ltd.	1,418,000	2,311
Hutchison Telecommunications International Ltd. (a)	1,175,000	1,918
Shangri-La Asia Ltd.	1,511,150	2,909
Shun TAK Holdings Ltd.	1,934,000	2,521

		12,626

India—2.3%
Satyam Computer Services Ltd. ADR	75,000	2,485
Sterlite Industries India Ltd.	349,917	3,074

		5,559

Indonesia—6.5%
Bakrie & Brothers PT (a)	153,418,500	2,496
PT Bank Niaga Tbk.	20,393,000	1,207
PT Ciputra Surya Tbk.	19,461,000	1,262
PT Kawasan Industri Jababeka Tbk.	100,141,000	1,407
PT Perusahaan Gas Negara	3,032,000	3,688
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk. (a)	4,909,500	1,843
PT United Tractors Tbk.	6,221,500	3,630

		15,533

Japan—56.4%
Advantest Corp. (b)	18,200	1,861
Amada Co., Ltd.	311,000	3,265
Denso Corp.	64,000	2,095
Haseko Corp. (a)(b)	1,407,000	4,785
Hitachi Construction Machinery Co., Ltd.	84,900	2,048
Honeys Co., Ltd. (b)	40,980	1,758
Hoosiers Corp. (b)	1,011	1,543
Japan Steel Works Ltd. (b)	1,097,000	7,523
JGC Corp.	170,000	2,927

	Shares	Value (000s)

Kawasaki Heavy Industries Ltd. (b)	741,000	$2,497
Kirin Brewery Co., Ltd.	158,000	2,486
Komatsu Electronic Metals Co., Ltd.	44,400	1,144
Marubeni Corp.	689,000	3,682
Mitsubishi Heavy Industries Ltd.	541,000	2,337
Mitsubishi Tokyo Financial Group, Inc.	653	9,154
Mitsui & Co., Ltd.	321,000	4,539
Mitsui Fudosan Co., Ltd.	63,000	1,369
Mizuho Financial Group, Inc.	634	5,377
Murata Manufacturing Co., Ltd.	31,900	2,073
Nikon Corp. (b)	139,000	2,432
Nishi-Nippon City Bank Ltd.	553,000	2,651
Nissan Motor Co., Ltd.	109,900	1,200
Nomura Holdings, Inc.	129,400	2,430
Nomura Research Institute Ltd.	16,400	2,029
Orient Corp. (b)	531,000	1,736
Orix Corp.	11,680	2,850
Osaka Securities Exchange Co., Ltd.	194	2,294
Sanyo Special Steel Co., Ltd.	142,000	1,165
Sumitomo Metal Industries Ltd.	1,012,000	4,181
Sumitomo Mitsui Financial Group, Inc.	456	4,829
Sumitomo Trust & Banking Co., Ltd.	398,000	4,357
T&D Holdings, Inc.	53,050	4,277
Taiheiyo Cement Corp.	765,000	2,823
Takeda Pharmaceutical Co., Ltd.	50,300	3,131
Takeuchi Manufacturing Co., Ltd.	107,900	4,847
THK Co., Ltd.	84,100	2,511
Toho Tenax Co., Ltd. (a)(b)	167,000	1,202
Tokuyama Corp.	354,000	5,267
Tokyo Electron Ltd.	26,000	1,817
Tokyu Land Corp.	468,000	3,646
Toshiba Corp. (b)	394,000	2,573
Toyota Motor Corp.	114,500	5,984
Yamada Denki Co., Ltd.	26,000	2,649

		135,344

Malaysia—2.8%
Bumiputra Commerce Holding Bhd.	1,914,400	3,095
IOI Corp.	899,000	3,501

		6,596

Singapore—4.5%
ASE Test Ltd. (a)(b)	128,500	1,167
Inter-Roller Engineering Ltd.	2,528,000	3,047
Midas Holdings Ltd.	3,039,000	1,526
Singapore Exchange Ltd.	1,165,000	2,585
Singapore Petroleum Co., Ltd.	755,000	2,414

		10,739

South Korea—4.0%
Hynix Semi-conductor, Inc. (a)	37,660	1,217
Hyundai Engineering & Construction Co., Ltd. (a)	83,200	3,811
Korea Zinc Co., Ltd.	16,400	1,286
NHN Corp. (a)	5,649	1,959
Shinhan Financial Group Co., Ltd.	30,220	1,424

		9,697

Thailand—1.1%
Amata Corp. PCL (e)	5,872,000	2,619

Total Common Stock (cost—$216,411)		235,167

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—21.2%

Collateral Invested for Securities on Loan (c)—19.4%
Allianz Dresdner Daily Asset Fund (d)	46,473,926	$46,474

	Principal Amount (000s)

Repurchase Agreement—1.8%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,377; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $4,464 including accrued interest (cost—$4,375)	$4,375	4,375

Total Short-Term Investments (cost—$50,849)		50,849

Total Investments (cost—$267,260) (f)—119.2%		286,016

Liabilities in excess of other assets—(19.2)%		(46,054)

Net Assets—100.0%		$239,962

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $44,080; cash collateral of $46,469 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Fair valued security.

(f) Securities with an aggregate value of $225,988, which represents 94.18% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  19

Schedule of Investments
 NFJ International Value Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—93.6%

Australia—1.9%
Amcor Ltd. ADR	101,000	$2,005

Belgium—1.9%
Etablissements Delhaize Feres ET CIE	30,000	2,073

Bermuda—2.9%
Frontline Ltd. (b)	26,500	1,003
RenaissanceRe Holdings Ltd.	42,000	2,035

		3,038

Brazil—12.3%
Compania de Saneamento Basico do Estado de Sao Paulo ADR	138,000	3,250
Companhia Vale do Rio Doce ADR	93,000	2,236
Empresa Brasileira de Aeronautica S.A. ADR	30,000	1,094
Petroleo Brasileiro S.A. ADR	37,000	3,305
Votorantim Celulose e Papel S.A. ADR	207,000	3,225

		13,110

Canada—10.1%
Agrium, Inc.	43,000	999
Canadian Pacific Railway Ltd. (b)	39,000	1,995
Magna International, Inc., Class A	28,000	2,015
Methanex Corp.	47,000	995
Petro-Canada	45,000	2,133
Quebecor World, Inc. (b)	64,000	702
TransCanada Corp. (b)	67,000	1,922

		10,761

Cayman Islands—1.0%
Seagate Technology, Inc. (a)(b)	45,000	1,019

China—8.9%
Aluminum Corp. of China Ltd. ADR	42,000	3,137
Sinopec Shanghai Petrochemical Co., Ltd. ADR	62,000	3,060
Yanzhou Coal Mining Co., Ltd. ADR (b)	90,000	3,322

		9,519

France—1.9%
AXA S.A. ADR (b)	62,000	2,032

Japan—2.9%
Canon, Inc. ADR	28,000	2,052
Nissan Motor Co., Ltd. ADR (b)	46,000	1,011

		3,063

Marshall Islands—1.0%
Teekay Shipping Corp. (b)	25,000	1,046

Mexico—6.8%
Cemex S.A. de C.V. ADR (a)(b)	55,000	3,133
Coca-Cola Femsa, S.A. de C.V. ADR	69,000	2,037
Telefonos de Mexico S.A. de C.V. ADR (b)	99,000	2,062

		7,232

Netherlands—7.5%
ABN AMRO Holding NV ADR	145,839	3,990
ING Groep NV ADR	102,000	4,011

		8,001

	Shares	Value (000s)

Norway—2.0%
Norsk Hydro ASA ADR (b)	78,000	$2,083

Peru—1.0%
Compania de Minas Buenaventura S.A.u. ADR	40,000	1,091

South Korea (Republic of)—11.3%
Korea Electric Power Corp. ADR	211,000	4,000
KT Corp. ADR	140,000	3,003
POSCO ADR	61,000	4,081
SK Telecom Co., Ltd. ADR	43,000	1,007

		12,091

South Africa—1.1%
Sasol Ltd. ADR	29,000	1,120

Sweden—2.9%
Volvo AB ADR	62,000	3,039

Taiwan—4.0%
AU Optronics Corp. ADR (b)	152,000	2,165
Siliconware Precision Industries Co. ADR (b)	345,000	2,063

		4,228

United Kingdom—12.2%
British American Tobacco PLC ADR	39,000	1,978
Diageo PLC ADR	14,000	946
GlaxoSmithKline PLC ADR	36,000	2,009
HSBC Holdings PLC ADR	23,000	2,032
Imperial Chemical Industries PLC ADR	37,000	988
Unilever PLC ADR (b)	89,000	2,006
United Utilities PLC ADR (b)	126,000	2,987

		12,946

Total Common Stock (cost—$97,863)		99,497

SHORT-TERM INVESTMENTS—24.1%

Collateral Invested for Securities on Loan (c)—18.2%
Allianz Dresdner Daily Asset Fund (d)	19,400,323	19,400

	Principal Amount (000s)

Repurchase Agreement—5.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $6,249; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $6,372 including accrued interest (cost—$6,246)	$6,246	6,246

Total Short-Term Investments (cost—$25,646)		25,646

Total Investments (cost—$123,509)—117.7%		125,143

Liabilities in excess of other assets—(17.7)%		(18,823)

Net Assets—100.0%		$106,320

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $18,563; cash collateral of $19,400 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

20  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
 RCM Biotechnology Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.3%

Healthcare—99.3%
Adolor Corp. (a)	133,000	$3,326
Alexion Pharmaceuticals, Inc. (a)(c)	67,400	2,434
Amgen, Inc. (a)	254,000	16,568
Applera Corp. - Celera Genomics Group (a)	89,400	1,158
AVANIR Pharmaceuticals, Class A (a)(c)	222,000	1,518
Biogen Idec, Inc. (a)	281,490	13,041
Cardiome Pharma Corp. (a)	60,800	537
Celgene Corp. (a)(c)	310,200	14,713
Charles River Laboratories International, Inc. (a)	41,400	1,524
Conor Medsystems, Inc. (a)	20,500	566
Cotherix, Inc. (a)(c)	148,000	1,274
CV Therapeutics, Inc. (a)(c)	113,000	1,579
Cytokinetics, Inc. (a)	220,950	1,390
Discovery Laboratories, Inc. (a)(c)	697,000	1,457
Encysive Pharmaceuticals, Inc. (a)(c)	63,000	437
Endo Pharmaceuticals Holdings, Inc. (a)	50,200	1,656
Genentech, Inc. (a)(b)(c)	198,040	16,200
Genzyme Corp. (a)(c)	209,000	12,759
Gilead Sciences, Inc. (a)(c)	231,000	13,666
GlaxoSmithKline PLC ADR	11,500	642
Human Genome Sciences, Inc. (a)(c)	330,000	3,531
ICOS Corp. (a)	97,800	2,151
Idenix Pharmaceuticals, Inc. (a)(c)	223,000	2,096
Illumina, Inc. (a)	74,800	2,219
Medarex, Inc. (a)(c)	148,000	1,422
Medicines Co. (a)	116,000	2,268
Medimmune, Inc. (a)(c)	352,000	9,539
MGI Pharma, Inc. (a)	99,800	2,146
Myogen, Inc. (a)	127,000	3,683
Panacos Pharmaceuticals, Inc. (a)	347,000	1,915
PDL BioPharma, Inc. (a)(c)	188,000	3,461
Progenics Pharmaceuticals, Inc. (a)(c)	77,400	1,862
Replidyne, Inc. (a)	114,000	1,183
Sepracor, Inc. (a)(c)	60,220	3,441
Shire Pharmaceuticals Group PLC ADR	141,000	6,236
SuperGen, Inc. (a)(c)	567,000	2,058
Teva Pharmaceutical Industries Ltd. ADR	28,100	888
Theravance, Inc. (a)	142,000	3,249
United Therapeutics Corp. (a)(c)	106,500	6,152
Vertex Pharmaceuticals, Inc. (a)(c)	27,700	1,017
Vion Pharmaceuticals, Inc. (a)(c)	1,260,000	1,802
Volcano Corp. (a)	98,800	892
Zymogenetics, Inc. (a)	116,000	2,201

Total Common Stock (cost—$171,795)		171,857

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—32.1%

Collateral Invested for Securities on Loan (e)—29.8%
Allianz Dresdner Daily Asset Fund (f)	43,494,592	$43,495

	Principal Amount (000s)

Bayerische Landesbank,
5.373% due 1/24/07, FRN	$1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (d)	2,000	2,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (d)	2,000	2,000
Morgan Stanley,
5.393% due 7/10/06	3,000	3,000

		51,495

Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $3,951; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $4,028 including accrued interest (cost—$3,949)	3,949	3,949

Total Short-Term Investments (cost—$55,444)		55,444

OPTIONS PURCHASED (a)—0.0%

	Contracts

Put Options—0.0%
Endo Pharmaceuticals Holdings, Inc. (CBOE) strike price $25,expires 7/22/06 (cost—$106)	898	9

Total Investments before options written (cost—$227,345)—131.4%		227,310

OPTIONS WRITTEN (a)—(0.0)%

Call Options—(0.0)%
Theravance, Inc. (CBOE) strike price $30, expires 9/16/06 (premiums received—$286)	1,380	(55)

Total Investments net of options written (cost—$227,059)—131.4%		227,255

Liabilities in excess of other assets—(31.4)%		(54,249)

Net Assets—100.0%		$173,006

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) All or portion on loan with an aggregate market value of $49,211; cash collateral of $51,491 was received with which the Fund purchased short-term investments.

(d) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  21

Schedule of Investments
 RCM Global Resources Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.2%

Australia—3.9%
BHP Billiton Ltd.	9,600	$208
Rio Tinto Ltd.	1,970	114

		322

Bermuda—1.5%
Foster Wheeler Ltd. (a)	2,900	125

Brazil—4.0%
Companhia Vale do Rio Doce ADR	13,600	327

Canada—11.7%
Canadian Natural Resources Ltd.	7,670	424
Inco Ltd.	1,190	78
Suncor Energy, Inc.	3,704	300
Teck Cominco Ltd.	2,700	162

		964

Denmark—0.8%
Vestas Wind Systems A/S (a)	2,500	69

Finland—1.0%
Neste Oil Oyj	2,400	84

France—2.3%
Companie Generale de Geophysique S.A. (a)	1,100	189

Luxembourg—1.1%
Tenaris S.A. ADR	2,150	87

United Kingdom—4.9%
Rio Tinto PLC	2,400	126
Vedanta Resources PLC	4,300	109
Xstrata PLC	4,300	164

		399

United States—68.0%
Air Products & Chemicals, Inc.	2,170	139
Arch Coal, Inc.	5,070	215
Archer-Daniels-Midland Co.	1,770	73
Baker Hughes, Inc.	3,000	245
Basin Water, Inc. (a)	2,400	24
Burlington Northern Santa Fe Corp.	3,200	254
Ecolab, Inc.	4,700	191
Energy Conversion Devices, Inc. (a)	1,310	48
ENSCO International, Inc.	4,450	205
EOG Resources, Inc.	1,600	111
Evergreen Solar, Inc. (a)	5,500	71
Exxon Mobil Corp.	2,900	178
Fluor Corp.	1,360	126
Halliburton Co.	2,800	208
Joy Global, Inc.	3,000	156
MEMC Electronic Materials, Inc. (a)	2,300	86
National-Oilwell, Inc. (a)	3,600	228
Newfield Exploration Co. (a)	3,310	162
Noble Corp.	3,730	278
Noble Energy, Inc.	2,380	111
Ormat Technologies, Inc.	2,150	82
Peabody Energy Corp.	4,500	251
Phelps Dodge Corp.	2,700	222
Schlumberger Ltd.	5,100	332
Southwestern Energy Co. (a)	6,510	203
Sunpower Corp. (a)	1,510	42
Tesoro Corp.	2,650	197
Tetra Technologies, Inc. (a)	6,800	206
Transocean, Inc. (a)	3,100	249
Valero Energy Corp.	4,000	266

	Shares	Value (000s)

Weatherford International Ltd. (a)	5,600	$278
XTO Energy, Inc.	3,480	154

		5,591

Total Common Stock (cost—$7,019)		8,157

	Principal Amount (000s)

Repurchase Agreement—0.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $58; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $59 including accrued interest (cost—$58)	$58	58

Total Investments (cost—$7,077) (b)—99.9%		8,215

Other assets less liabilities—0.1%		7

Net Assets—100.0%		$8,222

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Securities with an aggregate value of $1,062, which represents 12.92% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

22  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
RCM Global Small-Cap Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Austria—2.5%
Uniqa Versicherungen AG	61,000	$1,981
Wiener Staedtische Allgemeine Versicherung AG	29,404	1,729
Wienerberger AG	36,000	1,709

		5,419

Bermuda—0.7%
Orient-Express Hotels Ltd.	39,500	1,534

Brazil—0.7%
Banco Nossa Caixa S.A.	70,000	1,487

British Virgin Islands—0.5%
UTI Worldwide, Inc.	42,000	1,060

Canada—1.0%
Compton Petroleum Corp. (a)	89,000	1,029
Trican Well Service Ltd.	58,100	1,161

		2,190

Estonia—0.8%
Baltika AS	98,945	1,634

Finland—1.2%
FIM Group Oyj (a)	152,000	991
YIT Corp.	69,000	1,689

		2,680

France—5.3%
April Group	31,600	1,703
Boursorama (a)	110,000	1,329
Companie Generale de Geophysique S.A. (a)	12,920	2,217
Neopost S.A.	14,600	1,662
Pierre & Vacances	20,500	2,247
SR Teleperformance (b)	53,800	2,149

		11,307

Germany—9.1%
Cenit AG Systemhaus	53,219	2,103
Ersol Solar Energy AG (a)	23,000	1,399
Grenke Leasing AG	29,000	1,927
Hugo Boss AG	67,000	2,852
IDS Scheer AG	60,000	1,181
Leoni AG	61,000	2,291
Pfeiffer Vacuum Technology AG	39,000	2,463
Salzgitter AG	18,000	1,521
Software AG	41,000	2,130
Technotrans AG	73,500	1,781

		19,648

Greece—0.7%
JUMBO S.A.	111,260	1,393

Indonesia—0.6%
PT Kalbe Farma Tbk.	9,500,000	1,283

Ireland—0.8%
Kingspan Group PLC	98,100	1,713

Italy—2.7%
Azimut Holding SpA	209,100	2,177
Mariella Burani SpA	85,000	2,134
Tod’s SpA	20,400	1,528

		5,839

Japan—13.0%
ABC-Mart, Inc. (b)	82,000	1,730
Air Water, Inc.	37,000	373
Ardepro Co., Ltd. (b)	980	1,573
Asahi Intecc Co., Ltd.	56,800	1,510
Asahi Soft Drinks Co., Ltd. (b)	122,500	1,830
Bookoff Corp. (b)	55,500	991
Daifuku Co., Ltd.	89,500	1,478

	Shares	Value (000s)

Hoosiers Corp. (b)	1,155	$1,763
Japan Asia Investment Co., Ltd.	148,000	1,061
Musashi Seimitsu Industry Co., Ltd.	27,000	601
NIWS Co., Ltd. (a)	710	608
Park24 Co., Ltd. (b)	39,800	1,176
Ricoh Leasing Co., Ltd.	45,600	1,321
Ryohin Keikaku Co., Ltd.	21,500	1,768
Sankyu, Inc.	130,000	724
Sumitomo Titanium Corp. (b)	14,500	2,302
Take And Give Needs Co., Ltd.	1,110	1,330
Tokai Carbon Co., Ltd. (b)	184,000	1,032
Tokyo Tatemono Co., Ltd. (b)	113,000	1,212
Tsurumi Manufacturing Co., Ltd.	164,000	1,628
Village Vanguard Co., Ltd. (a)	260	2,000

		28,011

Netherlands—2.7%
Brunel International NV	59,900	2,155
Ordina NV	64,100	1,481
USG People NV	27,300	2,089

		5,725

Norway—1.8%
Aker Kvaerner ASA	23,300	2,187
Prosafe ASA	25,700	1,569

		3,756

Russia—1.7%
Kalina	21,800	807
OAO Pharmacy Chain 36.6 (a)	36,500	1,515
Seventh Continent	72,970	1,335

		3,657

Singapore—1.0%
Cosco Corp. Singapore Ltd.	1,958,000	1,564
First Engineering Ltd.	1,226,000	667

		2,231

South Africa—0.6%
Truworths International Ltd.	420,000	1,259

South Korea—2.8%
Daegu Bank	68,800	1,231
MegaStudy Co., Ltd.	27,500	2,677
Meritz Fire & Marine Insurance Co. Ltd.	372,600	2,215

		6,123

Spain—1.5%
Banco Pastor S.A.	143,200	1,874
Mecalux S.A.	41,100	1,416

		3,290

Sweden—1.0%
Capio AB (a)	120,660	2,165

Switzerland—4.2%
Bank Sarasin & Cie AG	655	1,724
Georg Fischer AG (a)	5,500	2,356
Jelmoli Holding AG	960	1,770
Lindt & Spruengli AG	110	2,299
St. Galler Kantonalbank	2,600	891

		9,040

United Kingdom—2.9%
Burren Energy PLC	76,720	1,236
C&C Group PLC	204,489	1,775
Carillion PLC	210,700	1,222
NETeller PLC (a)	90,000	990
Northgate Information Solutions PLC (a)	765,280	1,095

		6,318

	Shares	Value (000s)

United States—38.4%
Advanced Analogic Technologies, Inc. (a)(b)	79,250	$831
Advisory Board Co. (a)	23,200	1,116
Affiliated Managers Group, Inc. (a)(b)	24,700	2,146
Arena Resources, Inc. (a)(b)	34,500	1,183
BE Aerospace, Inc. (a)	73,700	1,685
Beacon Roofing Supply, Inc. (a)	34,500	759
Brady Corp.	38,500	1,418
Bronco Drilling Co., Inc. (a)	35,850	749
Carpenter Technology Corp.	12,630	1,459
Carter’s, Inc. (a)	45,660	1,207
Central European Distribution Corp. (a)(b)	82,500	2,076
Central European Media Enterprises Ltd., Class A (a)	23,690	1,497
Central Garden and Pet Co. (a)	38,000	1,636
Conor Medsystems, Inc. (a)(b)	44,690	1,233
CROCS, Inc. (a)(b)	48,680	1,224
Energy Conversion Devices, Inc. (a)(b)	34,740	1,266
Evergreen Solar, Inc. (a)(b)	104,180	1,352
Gardner Denver, Inc. (a)	55,000	2,117
GFI Group, Inc. (a)	32,500	1,753
GMX Resources, Inc. (a)(b)	26,790	828
Guitar Center, Inc. (a)	25,490	1,134
Haemonetics Corp. (a)	29,470	1,371
Hansen Natural Corp. (a)(b)	15,400	2,932
Heartland Payment Systems, Inc. (a)(b)	56,370	1,572
Heico Corp.	48,000	1,139
Hibbett Sporting Goods, Inc. (a)	46,100	1,102
Jones Lang LaSalle, Inc. (b)	20,920	1,832
Knight Transportation, Inc.	116,500	2,353
Life Time Fitness, Inc. (a)	33,100	1,532
Men’s Wearhouse, Inc.	34,800	1,054
Metal Management, Inc.	48,700	1,491
Micros Systems, Inc. (a)	48,200	2,105
NeuStar, Inc., Class A (a)	35,000	1,181
Old Dominion Freight Line, Inc. (a)	62,650	2,355
PSS World Medical, Inc. (a)	66,900	1,181
Psychiatric Solutions, Inc. (a)(b)	60,900	1,745
Rackable Systems, Inc. (a)	26,000	1,027
RBC Bearings, Inc. (a)	52,200	1,185
Redback Networks, Inc. (a)	54,500	999
RightNow Technologies, Inc. (a)(b)	92,500	1,543
Ruth’s Chris Steak House (a)	73,200	1,495
Scientific Games Corp. (a)(b)	35,300	1,257
Signature Bank & Trust (a)	45,200	1,464
Superior Energy Services (a)	52,070	1,765
Superior Well Services, Inc. (a)	48,400	1,205
Transaction Systems Architects, Inc. (a)	65,200	2,718
United Natural Foods, Inc. (a)(b)	54,800	1,809
Universal Compression Holdings, Inc. (a)	31,700	1,996
Varian Semi-conductor Equipment Assoc., Inc. (a)	43,400	1,415
VCA Antech, Inc. (a)	52,200	1,667
Virginia Commerce Bancorp (a)(b)	71,400	1,706
Volcom, Inc. (a)(b)	46,600	1,491
Warrior Energy Service Corp. (a)	44,750	1,089
Washtec AG (a)	59,800	1,010
WebSideStory, Inc. (a)(b)	41,000	500
World Fuel Services Corp.	35,000	1,599

		82,554

Total Common Stock (cost—$178,480)		211,316

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  23

Schedule of Investments (cont.)
RCM Global Small-Cap Fund
June 30, 2006

	Shares	Value (000s)

EXCHANGE-TRADED FUND(b)—1.0%
iShares Russell 2000 Index Fund (cost—$2,157)	31,500	$2,265

SHORT-TERM INVESTMENTS—20.4%

Collateral Invested for Securities on Loan (c)—19.5%
Allianz Dresdner Daily Asset Fund (d)	41,886,960	41,887

	Principal Amount (000s)

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $2,040; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $2,081 including accrued interest (cost—$2,039)	$2,039	2,039

Total Short-Term Investments (cost—$43,926)		43,926

Total Investments (cost—$224,563) (e)—119.6%		257,507

Liabilities in excess of other assets—(19.6)%		(42,259)

Net Assets—100.0%		$215,248

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $39,935; cash collateral of $41,887 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $114,872, which represents 53.37% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

24  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
 RCM Healthcare Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.3%

Healthcare—94.8%
Abbott Laboratories	110,700	$4,828
Adolor Corp. (a)	48,200	1,205
Aetna, Inc.	62,400	2,492
Alexion Pharmaceuticals, Inc. (a)(c)	21,100	762
Allergan, Inc.	13,200	1,416
Amgen, Inc. (a)(b)	126,760	8,269
Biogen Idec, Inc. (a)	30,000	1,390
BioMimetic Therapeutics, Inc. (a)(c)	80,500	534
Boston Scientific Corp. (a)	99,100	1,669
Bristol-Myers Squibb Co.	113,000	2,922
Cardinal Health, Inc.	19,900	1,280
Celgene Corp. (a)(c)	88,800	4,212
Conor Medsystems, Inc. (a)(c)	47,100	1,299
CV Therapeutics, Inc. (a)(c)	36,300	507
Cytyc Corp. (a)	51,100	1,296
Eli Lilly & Co.	15,200	840
Encysive Pharmaceuticals, Inc. (a)(c)	42,100	292
Endo Pharmaceuticals Holdings, Inc. (a)	45,400	1,497
Genentech, Inc. (a)	63,500	5,194
Genzyme Corp. (a)	22,900	1,398
Gilead Sciences, Inc. (a)	74,740	4,422
GlaxoSmithKline PLC	129,000	3,600
Health Net, Inc. (a)	27,630	1,248
Human Genome Sciences, Inc. (a)(c)	58,000	621
Illumina, Inc. (a)	22,500	667
Johnson & Johnson	56,310	3,391
Kinetic Concepts, Inc. (a)	43,700	1,929
Kyphon, Inc. (a)(c)	20,700	794
Medco Health Solutions, Inc. (a)	58,900	3,374
Medimmune, Inc. (a)	54,000	1,463
Medtronic, Inc.	49,680	2,331
Merck & Co., Inc. (b)	139,000	5,064
Myogen, Inc. (a)	20,100	583
NightHawk Radiology Holdings, Inc. (a)(c)	4,900	88
Novartis AG	41,100	2,218
PDL BioPharma, Inc. (a)(c)	47,500	874
Pfizer, Inc.	173,000	4,060
Replidyne, Inc. (a)	43,600	453
Roche Holdings AG	17,800	2,937
Sanofi-Aventis ADR	20,090	1,957
Schering-Plough Corp.	200,000	3,806
Sepracor, Inc. (a)(c)	13,140	751
Shire Pharmaceuticals Group PLC ADR	52,400	2,318
St. Jude Medical, Inc. (a)	57,470	1,863
Stryker Corp. (c)	42,550	1,792
Teva Pharmaceutical Industries Ltd. ADR	12,900	408
Theravance, Inc. (a)	65,000	1,487
Varian Medical Systems, Inc. (a)(b)	73,300	3,471
Volcano Corp. (a)(c)	84,200	762
WellPoint, Inc. (a)	43,620	3,174
Zimmer Holdings, Inc. (a)(c)	41,200	2,337

		107,545

Technology—3.5%
Eclipsys Corp. (a)(c)	34,500	626
Fisher Scientific International, Inc. (a)(b)(c)	45,500	3,324

		3,950

Total Common Stock (cost—$112,386)		111,495

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—15.9%

Collateral Invested for Securities on Loan (e)—11.8%
Allianz Dresdner Daily Asset Fund (f)	8,314,047	$8,314

	Principal Amount (000s)

Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (d)	$2,000	2,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (d)	1,000	1,000
Morgan Stanley,
5.392% due 7/10/06	2,000	2,000

		13,314

Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,709; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $4,801 including accrued interest (cost—$4,707)	4,707	4,707

Total Short-Term Investments (cost—$18,021)		18,021

OPTIONS PURCHASED (a)—0.3%
	Contracts

Call Options—0.0%
Baxter International, Inc. (CBOE), strike price $40, expires 7/22/06	2,676	27
Boston Scientific Corp. (CBOE), strike price $20, expires 7/22/06	1,250	6
Theravance, Inc. (CBOE), strike price $25, expires 9/16/06	100	17

		50

Put Options—0.3%
Bristol Myers Squibb Co. (CBOE), strike price $25, expires 9/16/06	1,126	79
Kinetic Concepts, Inc. (CBOE), strike price $35, expires 9/16/06	302	105
Nektar Therapeutics (CBOE), strike price $17.50, expires 11/18/06	640	109
Penwest Pharmaceuticals Co. (CBOE), strike price $15, expires 7/22/06	205	1

		294

Total Options Purchased (cost—$564)		344

Total Investments before options written and securities sold short (cost—$130,971) (g)—114.5%		129,860

	Contracts	Value (000s)

OPTIONS WRITTEN (a)—(0.1)%

Call Options—(0.1)%
Bristol Myers Squibb Co. (CBOE), strike price $25, expires 8/19/06	819	$(103)
Kinetic Concepts, Inc. (CBOE), strike price $60, expires 9/16/06	302	(15)
Theravance, Inc. (CBOE), strike price $30, expires 9/16/06	650	(26)

		(144)

Put Options—(0.0)%
Medtronic, Inc. (CBOE), strike price $45, expires 7/22/06	733	(18)

Total Options Written (premiums received—$314)		(162)

SECURITIES SOLD SHORT (a)—(1.0)%
	Shares

Healthcare—(1.0)%
Affymetrix, Inc. (proceeds—$1,118)	42,750	(1,094)

Total Investments net of options written and securities sold short (cost—$129,539)—113.4%		128,604

Liabilities in excess of other assets—(13.4)%		(15,181)

Net Assets—100.0%		$113,423

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) All or portion on loan with an aggregate market value of $12,834; cash collateral of $13,318 was received with which the Fund purchased short-term investments.

(d) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) Affiliated fund.

(g) Securities with an aggregate value of $10,713, which represents 9.44% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  25

Schedule of Investments
RCM International Growth Equity Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.3%

Australia—4.4%
Alumina Ltd. (b)	120,675	$605
Brambles Industries Ltd. (b)	99,325	812
Rio Tinto Ltd. (b)	35,250	2,040

		3,457

Belgium—1.0%
KBC Groep NV	7,475	802

Canada—1.3%
Canadian Natural Resources Ltd.	18,500	1,023

France—13.2%
Accor S.A.	14,325	871
Arkema (a)	555	22
BNP Paribas	11,000	1,052
Business Objects S.A. (a)	42,000	1,142
Christian Dior S.A.	8,057	789
Companie Generale de Geophysique S.A. (a)	2,394	411
Groupe Danone	6,500	825
Sanofi-Aventis S.A.	13,800	1,344
Schneider Electric S.A.	10,000	1,041
Total S.A.	26,300	1,728
Vinci S.A.	11,700	1,203

		10,428

Germany—9.3%
BAYER AG	22,094	1,014
Commerzbank AG	24,000	871
Continental AG	8,000	816
Hypo Real Estate Holding AG	12,500	758
Merck KGaA (b)	9,500	862
SAP AG	5,201	1,094
Schwarz Pharma AG	8,500	762
Siemens AG	13,426	1,166

		7,343

Greece—1.1%
National Bank of Greece S.A.	22,000	849

Hong Kong—2.6%
Cheung Kong Ltd.	72,000	781
Li & Fung Ltd.	305,800	622
Television Broadcasting Ltd.	106,000	655

		2,058

Italy—2.6%
Banca Intesa SpA	130,050	759
Unicredito Italiano SpA	161,675	1,264

		2,023

Japan—23.7%
Canon, Inc.	8,100	397
Fanuc Ltd.	10,800	970
IBIDEN Co., Ltd.	12,200	587
Joyo Bank Ltd.	100,000	608
Keyence Corp.	2,800	715
Kubota Corp.	43,000	409
Kuraray Co., Ltd.	71,000	797
Mitsubishi Tokyo Financial Group, Inc.	147	2,061
Mitsui Fudosan Co., Ltd.	37,000	804
Mizuho Financial Group, Inc.	170	1,442
NGK INSULATORS Ltd.	48,000	562
Nidec Corp.	11,300	811
Nikko Cordial Corp.	45,500	581
Nissan Motor Co., Ltd.	97,000	1,064
Orix Corp.	3,600	878
Rakuten, Inc.	900	536

	Shares	Value (000s)

Resona Holdings, Inc.	260	$821
Ricoh Co., Ltd.	36,000	706
Sharp Corp.	53,000	838
SMC Corp.	4,600	652
T&D Holdings, Inc.	12,500	1,008
Takeda Pharmaceutical Co., Ltd.	15,100	940
Takefuji Corp.	9,340	557

		18,744

Netherlands—3.6%
ING Groep NV	24,802	973
Koninklijke (Royal) KPN NV	81,407	915
Royal Numico NV	20,950	940

		2,828

Norway—1.8%
Statoil ASA	48,750	1,390

Singapore—0.9%
SembCorp Industries Ltd.	351,520	721

South Korea—0.9%
Samsung Electronics Co., Ltd.	1,080	686

Sweden—3.8%
Atlas Copco AB, Class A	50,000	1,392
Telefonaktiebolaget LM Ericsson, Class B	478,000	1,578

		2,970

Switzerland—13.6%
ABB Ltd.	88,000	1,143
Credit Suisse Group	16,693	931
Holcim Ltd.	13,500	1,035
Nestle S.A.	2,485	779
Novartis AG	37,400	2,018
Panalpina Welttransport Holding AG	8,500	791
Roche Holdings AG	12,630	2,084
UBS AG	9,675	1,059
Zurich Financial Services AG (b)	4,000	876

		10,716

United Kingdom—13.5%
Barclays PLC	87,592	993
BHP Billiton PLC	64,450	1,254
Cadbury Schweppes PLC	101,400	977
Carnival PLC	18,800	764
Diageo PLC	60,012	1,008
Reckitt Benckiser PLC	27,125	1,012
Serco Group PLC	128,600	760
Shire PLC	50,074	732
Sportingbet PLC	92,309	671
Vedanta Resources PLC	23,400	594
Vodafone Group PLC	275,540	586
Xstrata PLC	35,005	1,332

		10,683

United States—1.0%
Synthes, Inc.	6,800	819

Total Common Stock (cost—$66,182)		77,540

PREFERRED STOCK—0.9%

Germany—0.9%
Fresenius AG, 1.18% (cost—$710)	4,500	749

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS (c)—7.1%

Collateral Invested for Securities on Loan—7.1%
Canadian Imperial Bank,
5.34% due 7/3/06	$1,123	$1,123
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	2,000	2,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	1,500	1,493
Morgan Stanley,
5.392% due 7/10/06	1,000	1,000

Total Short-Term Investments (cost—$5,617)		5,616

Total Investments
(cost—$72,509) (d)—106.3%		83,905

Liabilities in excess of other assets—(6.3)%		(4,985)

Net Assets—100.0%		$78,920

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $4,879; cash collateral of $5,587 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Securities with an aggregate value of $75,382, which represents 95.52% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

26  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
 RCM Technology Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—83.6%

Communications—0.3%
Focus Media Holding Ltd. ADR (a)	58,260	$3,796

Consumer Discretionary—3.1%
Matsushita Electric Industrial Co., Ltd.	276,800	5,844
Nintendo Co., Ltd.	190,915	32,078

		37,922

Consumer Services—0.7%
DreamWorks Animation SKG, Inc., Class A (a)(c)	379,240	8,685

Energy—8.5%
Baker Hughes, Inc.	151,490	12,399
Cameron International Corp. (a)	206,860	9,882
Diamond Offshore Drilling, Inc. (c)	133,350	11,192
Halliburton Co. (b)(c)	166,840	12,381
National-Oilwell, Inc. (a)(b)	92,000	5,826
Schlumberger Ltd. (c)	233,240	15,186
Suntech Power Holdings Co., Ltd. ADR (a)(c)	522,040	14,748
Valero Energy Corp.	204,560	13,607
Weatherford International Ltd. (a)(c)	199,150	9,882

		105,103

Healthcare—4.6%
Celgene Corp. (a)(c)	658,210	31,219
Conor Medsystems, Inc. (a)	142,000	3,918
Gilead Sciences, Inc. (a)	370,530	21,920

		57,057

Technology—52.3%
Adobe Systems, Inc. (a)	1,000	30
Apple Computer, Inc. (a)(b)	489,130	27,939
Autodesk, Inc. (a)(b)	732,000	25,225
Cerner Corp. (a)(b)(c)	876,290	32,519
Chartered Semi-conductor Manufacturing Ltd. (a)(c)	36,000,000	31,209
Chartered Semi-conductor Manufacturing Ltd. ADR (a)	10,000	87
CheckFree Corp. (a)	506,610	25,108
Citrix Systems, Inc. (a)(b)	641,820	25,763
Cognizant Technology Solutions Corp., Class A (a)	608,970	41,026
Cognos, Inc. (a)	599,770	17,063
Comverse Technology, Inc. (a)(c)	2,245,100	44,386
Ctrip.com International Ltd. ADR (c)	357,460	18,248
Elpida Memory, Inc. (a)(c)	113,300	4,263
Energy Conversion Devices, Inc. (a)(c)	420,010	15,301
Fairchild Semi-conductor International, Inc. (a)	680,500	12,365
Google, Inc., Class A (a)(b)(c)	168,550	70,678
Hewlett-Packard Co.	1,000	32
Marvell Technology Group Ltd. (a)(b)(c)	307,500	13,632
Mercury Interactive Corp. (a)	500,000	17,485
Micron Technology, Inc. (a)(c)	1,073,800	16,171
Network Appliance, Inc. (a)(c)	605,450	21,372
NVIDIA Corp. (a)	449,000	9,690
QLogic Corp. (a)	1,450,080	24,999
Red Hat, Inc. (a)(c)	2,062,520	48,263
Salesforce.com, Inc. (a)(c)	100	3

	Shares	Value (000s)

Samsung Electronics Co., Ltd.	4,040	$2,564
Seagate Technology, Inc. (a)	437,000	9,891
SINA Corp. (a)(c)	105,890	2,645
Symantec Corp. (a)	786,560	12,223
Telvent GIT S.A. (a)	530,260	6,729
Tencent Holdings Ltd.	16,350,000	34,594
Yahoo!, Inc. (a)	992,000	32,736
Yahoo! Japan Corp.	10	5

		644,244

Telecommunications—14.1%
Amdocs Ltd. (a)(b)	1,488,330	54,473
American Tower Corp. (a)	1,000	31
Ciena Corp. (a)(c)	6,525,150	31,386
Cisco Systems, Inc. (a)	2,018,460	39,421
NII Holdings, Inc., Class B (a)	393,000	22,157
Qwest Communications International, Inc. (a)	3,300,000	26,697

		174,165

Total Common Stock (cost—$879,450)		1,030,972

WARRANTS (a)—2.6%
	Units

Technology—2.6%
Merrill Lynch—Hon Hai Precision Industry Co., Expires 11/17/10	999,600	6,175
Merrill Lynch—Motech Industries, Inc., Expires 2/8/11	542,880	12,777
Merrill Lynch—Powerchip Semi-conductor Corp., Expires 2/19/09	20,064,760	13,168

Total Warrants (cost—$30,306)		32,120

SHORT-TERM INVESTMENTS—32.3%
	Shares

Collateral Invested for Securities on Loan (e)—16.1%
Allianz Dresdner Daily Asset Fund (f)	157,831,783	157,832

	Principal Amount (000s)

Bayerische Landesbank,
5.373% due 1/24/07, FRN	$1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (d)	2,000	2,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (d)	16,000	16,003
Morgan Stanley,
5.21% due 2/2/07, FRN	5,000	5,000
5.393% due 7/10/06	5,000	5,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (d)	2,000	2,000
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (d)	10,000	10,004

		198,839

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—16.2%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $199,206; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07-9/14/07, valued at $124,384 including accrued interest; and Fannie Mae, 3.00%, due 8/15/07, valued at $78,725 including accrued interest (cost—$199,125)	$199,125	$199,125

Total Short-Term Investments (cost—$397,961)		397,964

OPTIONS PURCHASED (a)—1.4%
	Contracts

Call Options—1.4%
Hewlett Packard Co. (CBOE) strike price $25, expires 1/20/07 (cost—$8,396)	22,430	17,720

Total Investments before options written and securities sold short (cost—$1,316,113) (g)—119.9%		1,478,776

OPTIONS WRITTEN (a)—(0.3)%
Call Options—(0.2)%
Ctrip.com International Ltd. (CBOE) strike price $55, expires 9/16/06	1,787	(527)
Hewlett Packard Co. (CBOE) strike price $32.50, expires 8/19/06	11,215	(1,458)

		(1,985)

Put Options—(0.1)%
Marvell Technology Group Ltd. (CBOE) strike price $42.50, expires 11/18/06	3,083	(1,141)

Total Options Written (premiums received—$2,908)		(3,126)

SECURITIES SOLD SHORT (a)—(0.4)%
	Shares

Capital Goods—(0.4)%
Intermec, Inc. (proceeds—$5,120)	212,210	(4,868)

Total Investments net of options written and securities sold short (cost—$1,308,085)—119.2%		1,470,782

Liabilities in excess of other assets—(19.2)%		(237,335)

Net Assets—100.0%		$1,233,447

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  27

Schedule of Investments (cont.)
RCM Technology Fund
June 30, 2006

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) All or portion on loan with an aggregate market value of $188,039; cash collateral of $198,866 was received with which the Fund purchased short-term investments.

(d) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) Affiliated fund.

(g) Securities with an aggregate value of $110,557, which represents 8.96% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

28  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

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Statements of Assets and Liabilities
June 30, 2006

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund

Assets:
Investments, at value	$36,108	$406,716
Cash	—	1
Repurchase agreement at value	—	—
Foreign currency, at value	12	112
Securities lending interest receivable (net)	—	55
Receivable for investments sold	—	25,671
Receivable for Fund shares sold	47	1,142
Dividends and interest receivable (net of foreign taxes)	28	1,131

	36,195	434,828

Liabilities:
Payable for investments purchased	$38	$34,543
Payable for securities sold short	—	—
Overdraft due to custodian	—	—
Options written, at value	—	—
Payable for Fund shares redeemed	91	318
Payable for collateral for securities on loan	—	38,934
Investment advisory fees payable	19	171
Administration fees payable	14	158
Distribution fees payable	15	49
Servicing fees payable	7	49
Foreign tax payable	—	—

	184	74,222

Net Assets	$36,011	$360,606

Net Assets Consist of:
Paid-in-capital	$32,905	$317,431
Undistributed (dividends in excess of) net investment income	(37)	1,865
Accumulated net realized gain (loss) on investments	2,042	15,386
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	1,101	25,924

	$36,011	$360,606

Net Assets:
Class D	$654	$3,768
Other Classes	35,357	356,838

Shares Issued and Outstanding:
Class D	38	172
Other Classes	2,067	16,335

Net Asset Value and Redemption Price Per Share
Class D	$17.48	$21.84

Cost of Investments	$35,007	$380,636

Cost of Foreign Currency	$12	$110

Premium Received for Options Written	$—	$—

Proceeds on Securities Sold Short	$—	$—

Cost of Repurchase Agreements	$—	$—

30  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$286,016	$125,143	$227,310	$8,215	$257,507	$129,860	$83,905	$1,279,651
—	5	1	1	135	1	—	—
—	—	—	—	—	—	—	199,125
340	—	—	—	275	—	2,087	283
22	15	5	—	27	7	10	33
2,544	—	2,839	52	571	8,590	4,662	152,284
1,303	1,068	44	14	917	44	85	1,308
260	515	6	6	192	92	106	216

290,485	126,746	230,205	8,288	259,624	138,594	90,855	1,632,900

$3,099	$612	$4,285	$58	$1,454	$10,197	$4,663	$188,171
—	—	—	—	—	1,094	—	4,868
—	—	—	—	—	—	1,459	—
—	—	55	—	—	162	—	3,126
516	278	1,135	—	689	248	86	2,733
46,474	19,400	51,495	—	41,887	13,314	5,616	198,836
173	48	128	5	172	75	31	923
111	48	57	3	83	47	36	413
61	20	8	—	53	10	30	199
41	20	36	—	38	24	14	184
48	—	—	—	—	—	—	—

50,523	20,426	57,199	66	44,376	25,171	11,935	399,453

$239,962	$106,320	$173,006	$8,222	$215,248	$113,423	$78,920	$1,233,447

$206,631	$101,971	$530,722	$6,266	$184,863	$135,555	$182,944	$1,276,684
(410)	369	—	4	(132)	—	—	(1,067)
15,026	2,346	(357,912)	814	(2,431)	(21,199)	(115,422)	(204,869)
18,715	1,634	196	1,138	32,948	(933)	11,398	162,699

$239,962	$106,320	$173,006	$8,222	$215,248	$113,423	$78,920	$1,233,447

$20,824	$3,409	$147,035	$233	$31,328	$83,410	$1,639	$246,345
219,138	102,911	25,971	7,989	183,920	30,013	77,281	987,102

1,482	176	6,314	14	1,124	3,930	128	6,874
15,724	5,345	1,134	468	6,674	1,439	6,145	27,424

$14.05	$19.30	$23.29	$17.06	$27.88	$21.22	$12.78	$35.84

$267,260	$123,509	$227,345	$7,077	$224,563	$130,971	$72,509	$1,116,988

$338	$—	$—	$—	$274	$—	$2,084	$280

$—	$—	$286	$—	$—	$314	$—	$2,908

$—	$—	$—	$—	$—	$1,118	$—	$5,120

$—	$—	$—	$—	$—	$—	$—	$199,125

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  31

Statements of Operations
 Year Ended June 30, 2006

Amounts in thousands	NACM Global Fund	NACM International Fund

Investment Income:
Interest	$33	$401
Dividends, net of foreign withholding taxes	364	5,006
Securities lending income (net)	—	131
Miscellaneous income	—	8
Total Income	397	5,546

Expenses:
Investment advisory fees	169	1,136
Administration fees	120	1,019
Distribution fees - Class D	—	—
Servicing fees - Class D	1	3
Distribution and/or servicing fees - Other Classes	185	546
Dividends on securities sold short	—	—
Trustees’ fees	2	18
Interest expense	—	—
Shareholder communications expense	4	41
Tax expense	—	—
Miscellaneous expense	—	—
Total Expenses	481	2,763
Reimbursement from Adviser	(1)	—
Net Expenses	480	2,763

Net Investment Income (Loss)	$(83)	$2,783

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,362	18,655
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	(46)	(692)
Payments from Affiliates**	—	—
Net change in unrealized appreciation/depreciation of:
Investments	429	24,539
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	—	(150)

Net Realized and Change in Unrealized Gain (Loss)	2,745	42,352

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$2,662	$45,135

*	See Note 9.

32  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$318	$163	$229	$8	$279	$110	$19	$2,835
2,132	1,516	30	58	1,312	1,401	1,301	2,489
199	50	239	—	268	24	48	1,118
—	—	—	—	5	—	—	4
2,649	1,729	498	66	1,864	1,535	1,368	6,446

1,339	246	2,156	39	1,515	1,149	342	11,844
860	245	958	20	726	718	401	5,361
—	—	—	—	—	—	—	—
32	2	516	—	49	269	3	639
746	198	208	2	746	231	491	4,674
—	—	—	—	—	—	—	280
14	4	27	1	15	17	8	143
3	—	—	—	—	2	3	5
28	12	20	1	25	13	9	147
—	5	—	—	—	—	—	—
—	—	—	—	2	—	—	—
3,022	712	3,885	63	3,078	2,399	1,257	23,093
—	—	—	—	—	—	—	—
3,022	712	3,885	63	3,078	2,399	1,257	23,093

$(373)	$1,017	$(3,387)	$3	$(1,214)	$(864)	$111	$(16,647)

19,753	2,451	10,069	1,090	5,361	7,750	7,518	122,233
—	—	59	—	—	717	—	(23,680)
—	—	(2,773)	—	—	(50)	—	(2,925)
(537)	—	—	1	(128)	(4)	(52)	(1,327)
9	—	2	—	14	21	—	837

14,085	1,171	(9,780)	562	19,166	(5,958)	8,715	4,244
—	—	(135)	—	—	152	—	(1,008)
—	—	—	—	—	24	—	(397)
20	—	—	—	7	13	4	1

33,330	3,622	(2,558)	1,653	24,420	2,665	16,185	97,978

$32,957	$4,639	$(5,945)	$1,656	$23,206	$1,801	$16,296	$81,331

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  33

Statements of Changes in Net Assets

Amounts in thousands	NACM Global Fund		NACM International Fund

Increase (Decrease) in Net Assets from:	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Investment Operations:
Net investment income (loss)	$(83)	$(31)	$2,783	$819

Net realized gain on investments, options written, securities sold short and foreign currency transactions	2,316	690	17,963	1,068
Payments from Affiliates**	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	429	379	24,389	387

Net increase (decrease) resulting from investment operations	2,662	1,038	45,135	2,274

Dividends and Distributions to Shareholders from:
Net investment income
Class D	—	—	(6)	—
Other Classes	—	—	(962)	(224)
Net realized capital gains
Class D	(11)	(2)	(17)	—
Other Classes	(857)	(334)	(3,431)	(397)

Total Dividends and Distributions to Shareholders	(868)	(336)	(4,416)	(621)

Fund Share Transactions:
Shares sold
Class D	768	72	4,253	81
Other Classes	26,751	9,561	292,085	61,295
Issued in reinvestment of dividends and distributions
Class D	10	2	24	—
Other Classes	683	288	3,876	621
Cost of shares redeemed
Class D	(215)	(28)	(742)	(1)
Other Classes	(7,640)	(2,418)	(50,115)	(3,433)
Net increase (decrease) from Fund share transactions	20,357	7,477	249,381	58,563

Fund Redemption Fees	4	4	29	6

Total Increase (Decrease) in Net Assets	22,155	8,183	290,129	60,222

Net Assets:
Beginning of year	13,856	5,673	70,477	10,255

End of year*	$36,011	$13,856	$360,606	$70,477

*Including undistributed (dividends in excess of) net investment income of:	$(37)	$520	$1,865	$670

**     See Note 9.

34  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Biotechnology Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

$(373)	$(95)	$1,017	$92	$(3,387)	$(4,536)	$3	$14	$(1,214)	$(445)

19,216	1,948	2,451	269	7,355	24,736	1,091	446	5,233	4,062
9	—	—	—	2	—	—	—	14	—

14,105	2,104	1,171	168	(9,915)	(37,884)	562	576	19,173	5,339

32,957	3,957	4,639	529	(5,945)	(17,684)	1,656	1,036	23,206	8,956

(51)	—	(23)	—	—	—	—	—	—	—
(327)	—	(682)	(102)	—	—	—	—	—	—

(322)	(28)	(2)	—	—	—	—	—	—	—
(3,881)	(614)	(226)	(326)	—	—	(737)	—	—	—

(4,581)	(642)	(933)	(428)	—	—	(737)	—	—	—

32,324	4,694	3,756	19	11,928	21,298	233	—	24,648	6,106
190,805	32,201	106,752	1,452	13,127	17,149	3,435	3,000	124,574	51,675

346	27	25	—	—	—	—	—	—	—
3,022	395	716	417	—	—	737	—	—	—

(17,500)	(1,310)	(351)	—	(91,244)	(100,637)	—	—	(7,520)	(4,248)
(53,133)	(31,759)	(12,179)	(35)	(16,421)	(15,329)	(1,138)	—	(40,293)	(21,763)
155,864	4,248	98,719	1,853	(82,610)	(77,519)	3,267	3,000	101,409	31,770

69	20	14	—	16	74	—	—	60	28

184,309	7,583	102,439	1,954	(88,539)	(95,129)	4,186	4,036	124,675	40,754

55,653	48,070	3,881	1,927	261,545	356,674	4,036	—	90,573	49,819

$239,962	$55,653	$106,320	$3,881	$173,006	$261,545	$8,222	$4,036	$215,248	$90,573

$(410)	$349	$369	$62	$—	$—	$4	$461	$(132)	$(39)

See accompanying Notes to Financial Statements |  6.30.06 | Allianz Funds Annual Report  35

Statements of Changes in Net Assets (cont.)

Amounts in thousands	RCM Healthcare Fund		RCM International Growth Equity Fund		RCM Technology Fund

Increase (Decrease) in Net Assets from:	Year ended June 30, 2006	Period from March 31, 2005 to June 30, 2005	Year ended June 30, 2006	Period from Year ended June 30, 2005	Year ended June 30, 2006	March 31, 2005 to June 30, 2005

Investment Operations:
Net investment income (loss)	$(864)	$(651)	$111	$489	$(16,647)	$(6,898)

Net realized gain (loss) on investments, options written,securities sold short and foreign currency transactions	8,413	(1,335)	7,466	18,259	94,301	55,125
Payments from Affiliates**	21	—	—	—	837	13

Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(5,769)	4,305	8,719	(10,726)	2,840	(37,848)
Net increase resulting from investment operations	1,801	2,319	16,296	8,022	81,331	10,392

Dividends and Distributions to Shareholders from:
Net investment income
Class D	—	—	(16)	(10)	—	—
Other Classes	—	—	(630)	(834)	—	—
Net realized capital gains
Class D	—	—	—	—	—	—
Other Classes	—	—	—	—	—	—

Total Dividends and Distributions to Shareholders	—	—	(646)	(844)	—	—

Fund Share Transactions:
Shares sold
Class D	11,900	12,643	485	308	95,219	80,669
Other Classes	11,234	18,000	22,158	18,110	375,341	217,545
Issued in reorganization
Class D	—	—	—	—	—	6,290
Other Classes	—	—	—	—	—	597,483
Issued in reinvestment of distributions
Class D	—	—	14	10	—	—
Other Classes	—	—	562	790	—	—
Cost of shares redeemed
Class D	(56,080)	(56,665)	(363)	(615)	(90,124)	(83,957)
Other Classes	(19,555)	(13,621)	(17,575)	(60,601)	(393,916)	(190,671)
Net increase (decrease) from Fund share transactions	(52,501)	(39,643)	5,281	(41,998)	(13,480)	627,359

Fund Redemption Fees	15	18	3	7	233	127

Total Increase (Decrease) in Net Assets	(50,685)	(37,306)	20,934	(34,813)	68,084	637,878

Net Assets:
Beginning of year	164,108	201,414	57,986	92,799	1,165,363	527,485

End of year*	$113,423	$164,108	$78,920	$57,986	$1,233,447	$1,165,363

*Including undistributed (dividends in excess of) net investment income of:	$—	$(82)	$—	$(20)	$(1,067)	$(141)

** See Note 9.

36  Allianz Funds Annual Report | 6.30.06  | See accompanying Notes to Financial Statements

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Financial Highlights

For a Share outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income

NACM Global Fund
Class D
6/30/2006	$15.44	$0.08	$2.64	$2.72	$—
6/30/2005	14.24	0.00 (e)	1.80	1.80	—
6/30/2004	11.72	(0.07)	3.53	3.46	—
7/19/2002 - 6/30/2003	10.00	(0.05)	1.80	1.75	(0.03)
NACM International Fund
Class D
6/30/2006	$16.26	$0.38	$5.89	$6.27	$(0.18)
10/29/2004 - 6/30/2005	14.81	0.30	1.23	1.53	(0.08)
NACM Pacific Rim Fund
Class D
6/30/2006	$9.97	$0.01	$4.57	$4.58	$(0.07)
6/30/2005	9.23	0.02	0.85	0.87	—
6/30/2004	6.28	(0.03)	2.93	2.90	—
7/31/2002 - 6/30/2003	6.86	0.02	(0.60)	(0.58)	—
NFJ International Value Fund
Class D
6/30/2006	$15.37	$0.59	$3.68	$4.27	$(0.20)
3/31/2005 - 6/30/2005	15.21	0.20	0.04	0.24	(0.08)

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the investment adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(c)	Effective April 1, 2005, the Administration fee was reduced by 0.10%.
(d)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(e)	Amount is less than $0.01 per share.
(f)	If the adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(g)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.05 and 46.43%, respectively.

38  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.68)	$(0.68)	$—	(e)	$17.48		17.84%		$654	1.47	% (f)	0.45%		114%
(0.61)	(0.61)	0.01		15.44		12.86		73	1.57	(c)	0.02		148
(0.95)	(0.95)	0.01		14.24		30.44		23	1.56		(0.50)		203
—	(0.03)	—		11.72		17.55		33	1.55	* (b)	(0.53	) *	260

$(0.51)	$(0.69)	$—	(e)	$21.84		39.20%		$3,768	1.47%		1.80%		152%
—	(0.08)	—		16.26		10.34		80	1.45	*	2.79	*	107

$(0.44)	$(0.51)	$0.01		$14.05	(g)	46.55	% (g)	$20,824	1.77%		0.05%		96%
(0.13)	(0.13)	—		9.97		9.49		4,731	1.90	(c)	0.22		101
—	—	0.05		9.23		46.97		1,211	1.86		(0.34)		118
—	—	—		6.28		(8.45)		12	1.90	*	0.35	*	264

$(0.15)	$(0.35)	$0.01		$19.30		28.09%		$3,409	1.50%		3.07%		25%
—	(0.08)	—		15.37		1.61		20	1.31	* (d)	5.46	*	61

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  39

Financial Highlights (cont.)

For a Share outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Biotechnology Fund
Class D
6/30/2006	$24.59	$(0.36)	$(0.94)	$(1.30)	$—	$—
6/30/2005	25.67	(0.35)	(0.74)	(1.09)	—	—
6/30/2004	21.24	(0.37)	4.79	4.42	—	—
6/30/2003	15.96	(0.25)	5.53	5.28	—	—
6/30/2002	29.80	(0.32)	(13.52)	(13.84)	—	—
RCM Global Resources Fund
Class D
3/31/2006 - 6/30/2006	$16.42	$— (e)	$0.64	$0.64	$—	$—
RCM Global Small-Cap Fund
Class D
6/30/2006	$22.47	$(0.13)	$5.53	$5.40	$—	$—
6/30/2005	19.62	(0.10)	2.94	2.84	—	—
6/30/2004	13.54	(0.14)	6.21	6.07	—	—
6/30/2003	13.18	(0.10)	0.46	0.36	—	—
6/30/2002	16.14	(0.17)	(2.79)	(2.96)	—	—
RCM Healthcare Fund
Class D
6/30/2006	$21.18	$(0.11)	$0.15	$0.04	$—	$—
6/30/2005	20.79	(0.06)	0.45	0.39	—	—
6/30/2004	18.64	(0.19)	2.34	2.15	—	—
6/30/2003	16.25	(0.15)	2.54	2.39	—	—
6/30/2002	21.65	(0.19)	(4.53)	(4.72)	—	(0.68)
RCM International Growth Equity Fund
Class D
6/30/2006	$10.01	$0.07	$2.84	$2.91	$(0.14)	$—
6/30/2005	9.34	0.10	0.65	0.75	(0.09)	—
6/30/2004	7.44	—	1.99	1.99	(0.09)	—
6/30/2003	8.30	0.05	(0.93)	(0.88)	(0.05)	—
6/30/2002	11.03	0.01	(2.51)	(2.50)	(0.23)	—
RCM Technology Fund
Class D
6/30/2006	$33.29	$(0.43)	$2.97	$2.54	$—	$—
6/30/2005	32.23	(0.41)	1.47	1.06	—	—
6/30/2004	24.26	(0.47)	8.44	7.97	—	—
6/30/2003	20.47	(0.25)	4.04	3.79	—	—
6/30/2002	32.42	(0.32)	(11.63)	(11.95)	—	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(c)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(d)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(e)	Amount is less than $0.01 per share.
(f)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.04%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.29 and (5.29)%, respectively.

(g)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments the end of period net asset value and total return would have been $27.88 and 24.07%, respectively.

(h)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.

(i)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments the end of period net asset value and total return would have been $35.82 and 7.59%, respectively.

40  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(e)	$23.29	(f)	(5.33	)%(f)	$147,035	1.57%		1.57%		(1.36)%	147%
—	0.01		24.59		(4.21)		230,378	1.60	(c)	1.60	(c)	(1.45)	139
—	0.01		25.67		20.86		325,334	1.61		1.61		(1.58)	121
—	—		21.24		33.08		319,143	1.61		1.61		(1.45)	145
—	—		15.96		(46.43)		293,216	1.54		1.54		(1.32)	76

$—	$—	(e)	$17.06		3.90%		$233	1.47	%*	1.52	%*	0.06%*	128%

$—	$0.01		$27.88	(g)	24.08	%(g)	$31,328	1.77%		1.77%		(0.50)%	73%
—	0.01		22.47		14.53		11,943	1.85	(d)	1.85	(d)	(0.50)	96
—	0.01		19.62		44.90		8,679	1.85		1.85		(0.79)	111
—	—		13.54		2.73		5,172	1.86		1.86	(b)	(0.87)	183
—	—		13.18		(18.34)		6,840	1.92		2.70		(1.25)	326

$—	$—	(e)	$21.22	(h)	0.24	%(h)	$83,410	1.57%		1.57%		(0.51)%	280%
—	—		21.18		1.88		125,756	1.60	(c)	1.60	(c)	(0.29)	210
—	—		20.79		11.53		167,820	1.61		1.61		(0.98)	257
—	—		18.64		14.71		170,980	1.61		1.61		(0.94)	151
(0.68)	—		16.25		(22.15)		166,442	1.54		1.57		(0.98)	145

$(0.14)	$—	(e)	$12.78		29.26%		$1,639	1.38%		1.38%		0.60%	79%
(0.09)	0.01		10.01		8.08		1,189	1.53	(d)	1.53	(d)	1.00	138
(0.09)	—		9.34		26.84		1,398	1.49		1.49		0.01	90
(0.05)	0.07		7.44		(9.68)		3,547	1.53		1.53		0.75	86
(0.23)	—		8.30		(22.89)		5,904	1.45		1.80		0.14	261

$—	$0.01		$35.84	(i)	7.66	%(i)	$246,345	1.64%		1.64%		(1.15)%	272%
—	—		33.29		3.29		227,046	1.74	(d)	1.74	(d)	(1.28)	238
—	—		32.23		32.85		216,760	1.76		1.76		(1.56)	206
—	—		24.26		18.51		155,574	1.76		1.76		(1.32)	237
—	—		20.47		(36.92)		149,774	1.63		1.65		(1.19)	343

See accompanying Notes to Financial Statements |  6.30.06 | Allianz Funds Annual Report  41

Notes to Financial Statements
June 30, 2006

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

          In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued in good faith, pursuant to guidelines established by the Board of Trustees, or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Valuation of Investments. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset values are determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the exchange is open for business.

          The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income except, the NFJ International Value Fund, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, for the NFJ International Value Fund is declared and distributed quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

42   Allianz Funds Annual Report | 6.30.06

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid-in-capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency. The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NACM Global Fund — $31,123; NACM International Fund — $605,151; NACM Pacific Rim Fund — $149,739; NFJ International Value Fund — $105,308; RCM Biotechnology Fund — $328; RCM Global Resources Fund — $1,848, RCM Global Small-Cap Fund — $149,791; RCM Healthcare Fund — $38,553; RCM International Growth Equity Fund — $149,470; and RCM Technology Fund — $65,140.

Options Contracts. Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

          Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. The Funds may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2006 was $395,498. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

6.30.06 | Allianz Funds Annual Report  43

Notes to Financial Statements (cont.)
June 30, 2006

          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Short Sales. The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

          Each of the Funds also has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee*

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)

NACM Global Fund	0.70%	0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%	0.45%	0.45%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%	0.45%	N/A	0.60%	0.60%	N/A
NFJ International Value Fund	0.60%	0.45%	N/A	0.60%	0.60%	N/A
RCM Biotechnology Fund	0.90%	N/A	N/A	0.40%	0.40%	N/A
RCM Global Resources Fund	0.70%	0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%	0.35%	N/A	0.50%	0.50%	N/A
RCM Healthcare Fund	0.80%	N/A	N/A	0.50%	0.50%	N/A
RCM International Growth Equity Fund	0.50%	0.45%	0.45%	0.60%	0.60%	N/A
RCM Technology Fund	0.90%	0.30%(3)	0.30%(3)	0.45%(4)	0.45%(4)	N/A

(1)

Effective January 1, 2006, the Administrative Fee rate for Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion.

(2)

The Administrative Fee rate for Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(3)

Effective January 1, 2006, the Administrative Fee rate for RCM Technology Fund Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion.

(4)

The Administrative Fee rate for RCM Technology Fund Classes A, B, C and D is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C and D shares.

*

Effective January 1, 2006, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

44  Allianz Funds Annual Report | 6.30.06

Redemption Fees. Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 8th day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, the holding period for redemptions was 60 days.

          In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholders redeems his or her shares and the payment of Redemptions Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

          A new 7 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

          Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

          The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”) an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2006.

          Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

          Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2006, AGID received $1,068,879 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

6.30.06 | Allianz Funds Annual Report  45

Notes to Financial Statements (cont.)
 June 30, 2006

          Trustees, other than those affiliated with AGIFM, Allianz Global Investors of America L.P. (“Allianz”), or a Sub-Adviser receive a quarterly retainer of $20,000 ($50,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee. Each Committee Chairman (other than the Chairman of the Valuation Committee) receives an additional annual retainer of $3,000. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee shall be compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

          Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2006, were as follows (amounts in thousands):

	Purchases	Sales

NACM Global Fund	$45,950	$27,056
NACM International Fund	525,918	284,561
NACM Pacific Rim Fund	284,017	138,116
NFJ International Value Fund	102,444	9,823
RCM Biotechnology Fund	343,322	424,717
RCM Global Resources Fund	9,634	7,107
RCM Global Small-Cap Fund	209,918	107,424
RCM Healthcare Fund	394,221	445,252
RCM International Growth Equity Fund	58,363	54,044
RCM Technology Fund	3,358,858	3,581,883

5. Transactions in Written Options

Transactions in written options were (amounts in thousands, except for numbers of contracts):

	RCM Biotechnology Fund
	Contracts	Premium

Balance at 6/30/2005	1,250	$512
Sales	5,753	808
Closing Buys	(3,823)	(460)
Exercised	(1,250)	(512)
Expirations	(550)	(62)

	1,380	$286

	RCM Healthcare Fund
	Contracts	Premium

Balance at 6/30/2005	—	$—
Sales	25,521	3,444
Closing Buys	(19,639)	(2,944)
Exercised	—	—
Expirations	(3,378)	(186)

	2,504	$314

	RCM Technology Fund
	Contracts	Premium

Balance at 6/30/2005	17,047	$1,397
Sales	264,925	64,674
Closing Buys	(222,151)	(59,521)
Exercised	(879)	(265)
Expirations	(42,857)	(3,377)

	16,085	$2,908

46  Allianz Funds Annual Report | 6.30.06

6. Federal Income Tax Matters

At June 30, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)

NACM Global	$1,351	$724	$—	$—	$(34)
NACM International	15,931	3,004	(257)	96	—
NACM Pacific Rim	12,831	2,869	(23)	430	—
NFJ International Value	2,251	477	—	—	—
RCM Biotechnology	—	—	231	352,822	(1,914)
RCM Global Resources	395	475	—	—	(2)
RCM Global Small-Cap	—	—	1	2,355	(131)
RCM Healthcare	—	—	179	17,251	—
RCM International Growth Equity	418	—	8	115,362	—
RCM Technology	—	47,295	(51)	213,581	(1,013)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.

(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.

(3)	Capital losses realized during the period November 1, 2005 through June 30, 2006 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2006, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2007		2008		2009		2010		2011

NACM Global	$—		$—		$—		$—		$—
NACM International	—		—		—		96	(1)	—
NACM Pacific Rim	—		—		430	(1)	—		—
NFJ International Value	—		—		—		—		—
RCM Biotechnology	—		—		26,482		260,520		65,820
RCM Global Resources	—		—		—		—		—
RCM Global Small-Cap	—		—		1,202		828		327
RCM Healthcare	—		—		—		11,934		5,317
RCM International Growth Equity	—		—		50,232		53,945	(1)	11,185
RCM Technology	17,044	(1)	87,188	(1)	52,116	(1)	26,386	(1)	30,847	(1)

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

6.30.06 | Allianz Funds Annual Report  47

Notes to Financial Statements (cont.)
 June 30, 2006

At June 30, 2006, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)

NACM Global	$35,039	$2,291	$(1,222)	$1,069
NACM International	382,124	30,643	(6,051)	24,592
NACM Pacific Rim	267,933	23,712	(5,629)	18,083
NFJ International Value	123,522	4,066	(2,445)	1,621
RCM Biotechnology	230,522	21,472	(24,684)	(3,212)
RCM Global Resources	7,128	1,255	(168)	1,087
RCM Global Small-Cap	224,637	39,204	(6,334)	32,870
RCM Healthcare	134,920	3,878	(8,938)	(5,060)
RCM International Growth Equity	72,994	12,377	(1,466)	10,911
RCM Technology	1,354,697	177,227	(53,114)	124,113

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2006, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions

NACM Global	$618	$250
NACM International	3,346	1,070
NACM Pacific Rim	378	4,203
NFJ International Value	731	202
RCM Global Resources	706	31
RCM International Growth Equity	646	—

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

48  Allianz Funds Annual Report | 6.30.06

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund				NACM International					NACM Pacific Rim Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005			Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	45	$768	5	$72	202	$4,253	5		$81	2,283	$32,324	476	$4,694
Other Classes	1,575	26,751	650	9,561	14,251	292,085	3,803		61,295	14,300	190,805	3,387	32,201
Issued in reinvestment of dividends and distributions
Class D	1	10	— *	2	1	24	—		—	27	346	3	27
Other Classes	41	683	20	288	203	3,876	42		621	233	3,022	42	395
Cost of shares redeemed
Class D	(13)	(215)	(2)	(28)	(36)	(742)	—	*	(1)	(1,302)	(17,500)	(136)	(1,310)
Other Classes	(453)	(7,640)	(164)	(2,418)	(2,448)	(50,115)	(221)		(3,433)	(3,973)	(53,133)	(3,364)	(31,759)

Net increase (decrease) resulting from Fund share transactions	1,196	$20,357	509	$7,477	12,173	$249,381	3,629		$58,563	11,568	$155,864	408	$4,248

	NFJ International Value Fund				RCM Biotechnology Fund				RCM Global Resources Fund

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	6/30/2006		6/30/2005		6/30/2006		6/30/2005		6/30/2006		6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	194	$3,756	1	$19	454	$11,928	871	$21,298	14	$233	—	$0
Other Classes	5,726	106,752	95	1,452	500	13,127	706	17,149	193	3,435	300	3,000
Issued in reinvestment of dividends and distributions
Class D	1	25	—	—	—	—	—	—	—	—	—	—
Other Classes	39	716	28	417	—	—	—	—	49	737	—	—
Cost of shares redeemed
Class D	(20)	(351)	—	—	(3,509)	(91,244)	(4,177)	(100,637)	—	—	—	—
Other Classes	(672)	(12,179)	(2)	(35)	(650)	(16,421)	(655)	(15,329)	(74)	(1,138)	—	—

Net increase (decrease) resulting from Fund share transactions	5,268	$98,719	122	$1,853	(3,205)	$(82,610)	(3,255)	$(77,519)	182	$3,267	300	$3,000

	RCM Global Small-Cap Fund				RCM Healthcare Fund				RCM International Growth Equity Fund

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	6/30/2006		6/30/2005		6/30/2006		6/30/2005		6/30/2006		6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	873	$24,648	297	$6,106	534	$11,900	611	$12,643	39	$485	30	$308
Other Classes	4,681	124,574	2,462	51,675	510	11,234	872	18,000	1,837	22,158	1,865	18,110
Issued in reinvestment of dividends and distributions
Class D	—	—	—	—	—	—	—	—	1	14	1	10
Other Classes	—	—	—	—	—	—	—	—	49	562	76	790
Cost of shares redeemed
Class D	(281)	(7,520)	(207)	(4,248)	(2,541)	(56,080)	(2,745)	(56,665)	(31)	(363)	(62)	(615)
Other Classes	(1,530)	(40,293)	(1,042)	(21,763)	(905)	(19,555)	(671)	(13,621)	(1,497)	(17,575)	(5,996)	(60,601)

Net increase (decrease) resulting from Fund share transactions	3,743	$101,409	1,510	$31,770	(2,402)	$(52,501)	(1,933)	$(39,643)	398	$5,281	(4,086)	$(41,998)

*         A zero balance may reflect actual amounts rounding to less than one thousand.

6.30.06 | Allianz Funds Annual Report  49

Notes to Financial Statements (cont.)
 June 30, 2006

	RCM Technology Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount

Shares sold
Class D	2,459	$95,219	2,512	$80,669
Other Classes	9,694	375,341	6,688	217,545
Issued in reorganization
Class D	—	—	186	6,290
Other Classes	—	—	17,777	597,483
Issued in reinvestment of dividends and distributions
Class D	—	—	—	—
Other Classes	—	—	—	—
Cost of shares redeemed
Class D	(2,405)	(90,124)	(2,604)	(83,957)
Other Classes	(10,393)	(393,916)	(5,851)	(190,671)

Net increase (decrease) resulting from Fund share transactions	(645)	$(13,480)	18,708	$627,359

*         A zero balance may reflect actual amounts rounding to less than one thousand.

8. Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

          Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Fund, other series of Allianz Funds (the “Trust”) and other affiliated investment companies, the Trust’s sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

          Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Trust’s sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, AGI and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM’s, PEA’s and AGID’s believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s and AGID’s the applicant’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9. Fund Reorganization

NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM International Fund. Prior to October 15, 2004, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

50  Allianz Funds Annual Report | 6.30.06

10. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation

RCM Technology Fund	RCM Innovation Fund	May 27, 2005	17,963	$603,793	$603,793	$588,789	$1,102,582	$89,341

11. Payments from Affiliates

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

          As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds. RCM Technology Fund was reimbursed $39,452 ($0.001 per share) in connection with this matter.

          During the year ended June 30, 2006, the Adviser reimbursed RCM Global Small-Cap Fund, RCM Healthcare Fund and RCM Technology Fund, $11,116, $21,237 and $797,642 ($0.02 per share) respectively. These amounts fully resolve a review of the extent to which the Funds had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

          During the year ended June 30, 2006 Sub-Adviser reimbursed RCM Biotechnology Fund and RCM Global Small-Cap Fund $2,247 and $2,422, respectively for realized losses resulting from trading errors.

6.30.06 | Allianz Funds Annual Report  51

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, NFJ International Value Fund, RCM Biotechnology Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Healthcare Fund, RCM International Growth Equity Fund and RCM Technology Fund, ten of the thirty-two Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 25, 2006

52   Allianz Funds Annual Report | 6.30.06

Shareholder Meeting Results: (unaudited)

The Trust held a special meeting of shareholders on December 1, 2005 with adjourned sessions held on December 21, 2005, March 6, 2006 and March 8, 2006. Shareholders voted and approved:

A.	The following Trustees as members of the Board of Trustees:

	For	Abstain

Gary A. Childress	483,828,462	32,514,256
Theodore J. Coburn	484,249,372	32,110,305
David C. Flattum	484,126,265	32,239,764
W. Bryant Stooks	483,993,547	32,352,890
Gerald M. Thorne	483,988,607	32,361,857
F. Ford Drummond	483,986,124	32,363,891
Udo Frank	483,955,901	32,391,586
James S. MacLeod	484,114,908	32,239,607
Davey S. Scoon	484,043,331	32,312,893
Edward E. Sheridan	484,145,172	32,211,730
James W. Zug	483,828,535	32,504,690

B.	Eliminated the fundamental investment restrictions relating to illiquid securities.

Fund	For	Against	Abstain

RCM Biotechnology Fund	3,986,035	691,470	617,667
RCM Global Resources Fund	300,000	-0-	-0-
RCM Global Small-Cap Fund	1,808,908	130,999	245,079
RCM Healthcare Fund	2,790,457	352,106	490,370
RCM Technology Fund	12,343,615	927,733	1,465,391

C.	Eliminated the fundamental investment restrictions relating to investment in other investment companies.

Fund	For	Against	Abstain

RCM Biotechnology Fund	4,046,682	632,641	615,854
RCM Global Small-Cap Fund	1,819,250	129,334	237,502
RCM Healthcare Fund	2,816,909	348,433	467,591
RCM Technology Fund	12,398,006	882,514	1,456,334

D.	Eliminated the fundamental investment restrictions relating to interested person transactions.

Fund	For	Against	Abstain

RCM Biotechnology Fund	3,866,988	794,599	634,222
RCM Global Small-Cap Fund	1,784,064	157,682	244,337
RCM Healthcare Fund	2,723,505	414,991	494,431
RCM Technology Fund	12,068,195	1,159,772	1,508,710

E.	Amended the fundamental investment restrictions relating to borrowings.

Fund	For	Against	Abstain

NACM Global Fund	416,060	42,406	57,223
NACM International Fund	2,377,838	27,333	60,642
NACM Pacific Rim Fund	2,334,306	146,208	352,092
NFJ International Value Fund	332,152	15,663	31,154
RCM Biotechnology Fund	3,923,284	750,655	621,641
RCM Global Resources Fund	300,000	-0-	-0-
RCM Global Small-Cap Fund	1,787,543	161,891	236,646
RCM Healthcare Fund	2,765,643	386,001	481,287
RCM Technology Fund	12,200,609	1,047,074	1,489,067

F.	Eliminated the fundamental investment restrictions relating to diversification.

Fund	For	Against	Abstain

NACM Global Fund	426,091	34,657	54,942
NACM International Fund	2,387,588	18,177	60,047
NACM Pacific Rim Fund	2,387,785	110,467	334,361
RCM Biotechnology Fund	4,135,915	511,810	647,607
RCM Global Resources Fund	300,000	-0-	-0-
RCM Global Small-Cap Fund	1,844,488	114,095	227,505
RCM Healthcare Fund	2,906,140	264,432	461,127
RCM International Growth Equity Fund	2,652,557	194,654	424,445
RCM Technology Fund	12,650,242	646,148	1,439,911

G.	Amended the fundamental investment restrictions relating to issuance of senior securities.

Fund	For	Against	Abstain

NACM Global Fund	426,096	33,400	56,194
NACM International Fund	2,381,522	20,313	63,975
NACM Pacific Rim Fund	2,359,262	137,452	335,895
NFJ International Value Fund	338,310	15,638	25,020
RCM Biotechnology Fund	4,001,292	684,004	609,977
RCM Global Resources Fund	300,000	-0-	-0-
RCM Global Small-Cap Fund	1,810,873	128,934	246,276
RCM Healthcare Fund	2,808,030	338,319	486,580
RCM Technology Fund	12,397,313	876,164	1,463,395

H.	Eliminated the fundamental investment restrictions relating to investments made for purpose of exercising control.

Fund	For	Against	Abstain

RCM Biotechnology Fund	4,058,797	618,446	617,479
RCM Global Small-Cap Fund	1,818,839	127,092	240,154
RCM Healthcare Fund	2,841,355	312,938	478,636
RCM Technology Fund	12,443,179	838,362	1,455,140

6.30.06 | Allianz Funds Annual Report  53

Shareholder Meeting Results: (unaudited) (cont.)

I.	Amended the fundamental investment restrictions relating to making loans.

Fund	For	Against	Abstain

NACM Global Fund	416,293	41,934	57,462
NACM International Fund	2,378,204	19,495	68,114
NACM Pacific Rim Fund	2,344,340	152,918	335,348
NFJ International Value Fund	338,006	15,943	25,020
RCM Biotechnology Fund	3,954,115	729,298	607,003
RCM Global Resources Fund	300,000	-0-	-0-
RCM Global Small-Cap Fund	1,797,546	147,905	237,253
RCM Healthcare Fund	2,761,458	401,426	469,531
RCM Technology Fund	12,249,364	1,033,624	1,452,771

J.	Amended the fundamental investment restrictions relating to investments in commodities.

Fund	For	Against	Abstain

NACM Global Fund	418,404	40,567	56,717
NACM International Fund	2,376,318	28,286	61,210
NACM Pacific Rim Fund	2,357,481	138,001	337,126
NFJ International Value Fund	334,679	13,135	31,154
RCM Biotechnology Fund	4,023,918	673,695	596,583
RCM Global Resources Fund	300,000	-0-	-0-
RCM Global Small-Cap Fund	1,818,584	132,940	234,133
RCM Healthcare Fund	2,789,901	386,189	456,170
RCM Technology Fund	12,379,607	943,009	1,413,549

K.	Eliminated the fundamental investment restrictions relating to purchasing securities on margin.

Fund	For	Against	Abstain

NFJ International Value Fund	313,138	31,979	33,853
RCM Biotechnology Fund	3,930,051	773,621	590,793
RCM Global Resources Fund	300,000	-0-	-0-
RCM Global Small-Cap Fund	1,774,421	170,310	240,853
RCM Healthcare Fund	2,733,147	427,918	471,861
RCM Technology Fund	12,137,953	1,151,306	1,447,238

L.	Eliminated the fundamental investment restrictions relating to repurchase agreements.

Fund	For	Against	Abstain

RCM Biotechnology Fund	4,036,227	628,469	629,716
RCM Global Resources Fund	300,000	-0-	-0-
RCM Global Small-Cap Fund	1,813,708	117,796	254,152
RCM Healthcare Fund	2,826,775	323,218	482,936
RCM Technology Fund	12,405,270	827,028	1,504,041

54  Allianz Funds Annual Report | 6.30.06

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2006) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2006 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

NACM Global	20%
NACM International	27%
NACM Pacific Rim	37%
NFJ International Value	37%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Pacific Rim	11%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2007, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2006.

Foreign Tax Credit. The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2006 are as follows:

	NACM Global Fund		NACM International Fund		NACM Pacific Rim Fund

Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax

Austria	$—	$—	$0.00086	$0.00013	$—	$—
Belgium	—	—	0.05136	0.00770	—	—
Bermuda	0.00630	—	0.00312	—	0.00203	—
China	—	—	—	—	0.00112	—
Denmark	—	—	0.01588	0.00238	—	—
Finland	0.00348	0.00052	0.02189	0.00328	—	—
Germany	0.00796	0.00119	0.01455	0.00218	—	—
Greece	0.01135	—	—	—	—	—
Hong Kong	0.01126	—	0.00886	—	0.01100	—
India	—	—	—	—	0.01267	0.00208
Ireland	0.00367	—	0.00014	—	—	—
Israel	0.00317	0.00032	—	—	—	—
Italy	0.03846	0.00577	0.05039	0.00756	—	—
Japan	0.01644	0.00115	0.07054	0.00494	0.07347	0.00514
South Korea	0.00281	0.00047	—	—	0.00311	0.00051
Luxembourg	—	—	0.00084	0.00013	—	—
Netherlands	0.00107	0.00016	0.02349	0.00352	—	—
Norway	—	—	0.01264	0.00190	—	—
Spain	0.00103	0.00015	0.02243	0.00318	—	—
Sweden	0.00953	0.00143	0.02228	0.00334	—	—
Switzerland	0.02325	0.00349	0.01998	0.00289	—	—
Thailand	0.00259	0.00026	—	—	0.00746	0.00060

	$0.14237	$0.01491	$0.33925	$0.04313	$0.11086	$0.00833

6.30.06 | Allianz Funds Annual Report   55

Federal Income Tax Information (unaudited) (cont.)

	NFJ International Value Fund

Country	Gross Foreign Dividends	Foreign Tax

Austria	$—	$—
Belgium	0.01939	0.00291
Bermuda	0.06213	—
Brazil	0.10184	0.00702
Canada	0.04650	0.00703
China	0.08420	—
Denmark	—	—
Estonia	—	—
Finland	—	—
Germany	—	—
Greece	—	—
Hong Kong	0.00093	—
Ireland	0.00289	—
Italy	—	—
Japan	0.01131	0.00086
South Korea	0.04822	0.00814
Mexico	0.04807	—
Netherlands	0.06685	0.00467
Norway	0.01952	0.00294
Peru	0.00356	0.00015
Poland	—	—
Russia	—	—
South Africa	0.00434	—
Spain	—	—
Sweden	0.03801	0.00576
Switzerland	—	—

	$0.55776	$0.03948

	RCM International Growth Equity Fund

Country	Gross Foreign Dividends	Foreign Tax

Belgium	$0.00402	$0.00060
Bermuda	0.00333	—
Canada	0.00081	0.00012
Germany	0.02161	0.00344
Greece	0.00294	—
Hong Kong	0.00690	—
India	0.00345	0.00054
Ireland	0.00143	—
Israel	—	—
Italy	0.01373	0.00445
Japan	0.02917	0.0020
South Korea	0.00111	0.00018
Netherlands	0.01145	0.00172
Norway	0.00849	0.00127
Spain	0.00216	0.00032
Sweden	0.00684	0.00103
Switzerland	0.02539	0.00381
Thailand	0.00261	0.00026

	$0.14543	$0.01978

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

56   Allianz Funds Annual Report | 6.30.06

Trustees and Executive Officers of Allianz Funds (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust*

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

David C. Flattum 8/27/64 Trustee	9/2004 to present	Managing Director, Chief Operating Officer and U.S. General Counsel, Allianz Global Investors of America L.P.	54

Member of Board of Directors of Allianz Global Investors Management U.S. Equities LLC, Allianz Global Investors of America Holdings, Inc. and Oppenheimer Group, Inc. and Member of Management Board of Allianz Global Investors Fund Management LLC.

Udo Frank 5/6/59 Trustee	1/2006 to present	Chief Executive Officer, RCM Capital Management LLC. (Formerly, Chief Executive Officer – Equities, Allianz Global Investors)	32	Member of Management Board of Allianz Global Investors Fund Management LLC.

Independent Trustees

Gary A. Childress 2/28/34 Trustee	1/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn 7/8/53 Trustee	6/2002 to present	President of Coburn Capital Group, member of Triton Realty Partners and Executive Vice President of the Edison Schools, Inc.. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/62 Trustee	1/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI – Health Plans.	32	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/47 Trustee	1/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	32	Director of Sykes Enterprises, Inc.; Director of CoastalSouth Bankshares, Inc.; Trustee of University of Tampa; and Trustee of Hilton Head Prep.

Davey S. Scoon 12/14/46 Trustee	1/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial – U.S.	32	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc.

Edward E. Sheridan 9/19/54 Trustee	1/2006 to present	Formerly Managing Director, Head of Global Institutional Sales – Debt and Equity for Merrill Lynch.	32	None

W. Bryant Stooks 9/10/40 Trustee	1/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	Member of Board of Trustees of The Steele Foundation.

Gerald M. Thorne 5/12/38 Trustee	1/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	32	None

James W. Zug 7/22/40 Trustee	1/2006 to present	Formerly Partner with PricewaterhouseCoopers LLP.	32	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Further information about Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 19, 2006 which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

6.30.06 | Allianz Funds Annual Report   57

Trustees and Executive Officers of Allianz Funds (unaudited) (cont.)

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/58 President and Chief Executive Officer	12/2004 to present

Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. 7/14/42 Vice President and Secretary	1/1997 to present

General Counsel and Secretary, Allianz Global Investors Distributors LLC (“AGID”) (Formerly, Managing Director, AGID); Executive Vice President, Allianz Global Investors of America L.P.; Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds.

Andrew J. Meyers 1/25/61 Vice President	12/2004 to present

Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/64 Treasurer and Principal Financial and Accounting Officer	6/2005 to present

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 Funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer, Allianz Funds; Trustee of 8 Funds in the Fund Complex.

Richard H. Kirk 4/6/61 Assistant Secretary	12/2004 to present

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002- 2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc. (2000-2002).

Lawrence Altadonna 3/10/66 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 32 Funds in the Fund Complex; Assistant Treasurer, Allianz Funds.

Youse Guia 9/3/72 Chief Compliance Officer	9/2004 to present

Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 65 Funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are elected annually by the Board of Trustees.

58   Allianz Funds Annual Report | 6.30.06

Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, R.I. 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/05).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds	PIMCO Funds

Value Stock
NFJ Large-Cap Value
NFJ Dividend Value
OCC Value
OCC Renaissance
NACM Flex-Cap Value
NFJ Small-Cap Value
Blend Stock
CCM Capital Appreciation
CCM Mid-Cap
PEA Equity Premium Strategy
OCC Core Equity
Growth Stock
CCM Focused Growth
RCM Large-Cap Growth
RCM Strategic Growth
PEA Growth
NACM Growth
RCM Mid-Cap
PEA Target

International Stock
NACM Global
RCM Global Small-Cap
NACM International
NFJ International Value
RCM International Growth Equity
NACM Pacific Rim
Sector-Related Stock
RCM Healthcare
RCM Biotechnology
RCM Technology
RCM Global Resources

Short-Duration Bond
PIMCO Short-Term
PIMCO Low Duration
PIMCO Floating Income
Core Bond
PIMCO Total Return
Government/Mortgage Bond
PIMCO GNMA
PIMCO Total Return Mortgage
Credit Strategy
PIMCO Diversified Income
PIMCO High Yield
PIMCO Investment Grade
Corporate Bond
International Bond
PIMCO Foreign Bond
(U.S. Dollar-Hedged)
PIMCO Foreign Bond (Unhedged)
PIMCO Emerging Markets Bond
PIMCO Developing Local Markets

Tax-Exempt Bond
PIMCO Short Duration Municipal Income
PIMCO Municipal Bond
PIMCO California Intermediate Municipal Bond
PIMCO New York Municipal Bond
PIMCO High Yield Municipal Bond
Real Return Strategy
PIMCO Real Return
PIMCO CommodityRealReturn Strategy
PIMCO RealEstateRealReturn Strategy
Equity-Related
PIMCO StocksPLUS®
PIMCO StocksPLUS® Total Return
PIMCO Fundamental IndexPLUS™ TR
PIMCO Small Cap StocksPLUS® TR
PIMCO International StocksPLUS® TR Strategy
Asset Allocation (Tactical)
PIMCO All Asset
PIMCO All Asset All Authority

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

*    As of 5/31/06 according to SimFunds.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ016AR_15746

Allianz Funds Annual Report

JUNE 30, 2006

Stock Funds

Share Class

R	GROWTH STOCK FUNDS	VALUE STOCK FUNDS

	RCM Large-Cap Growth Fund	NFJ Large-Cap Value Fund

	PEA Growth Fund	NFJ Dividend Value Fund

	RCM Mid-Cap Fund	OCC Value Fund

OCC Renaissance Fund

	BLEND STOCK FUNDS	NFJ Small-Cap Value Fund

CCM Capital Appreciation Fund

	CCM Mid-Cap Fund	GLOBAL STOCK FUND

	PEA Equity Premium Strategy Fund	NACM Global Fund
(Formerly PEA Growth & Income Fund)

INTERNATIONAL STOCK FUND

NACM International Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

Contents

	Letter to Shareholders	3

	Important Information About the Funds	4–5

	Fund Summaries	6–18

	Schedules of Investments	19–37

Fund	Fund Summary	Schedule of Investments
CCM Capital Appreciation Fund	6	19
CCM Mid-Cap Fund	7	21
NACM Global Fund	8	23
NACM International Fund	9	24
NFJ Dividend Value Fund	10	26
NFJ Large-Cap Value Fund	11	27
NFJ Small-Cap Value Fund	12	28
OCC Renaissance Fund	13	30
OCC Value Fund	14	32
PEA Equity Premium Strategy Fund	15	33
PEA Growth Fund	16	35
RCM Large-Cap Growth Fund	17	36
RCM Mid-Cap Fund	18	37

Statements of Assets and Liabilities	38–39

Statements of Operations	40–41

Statements of Changes in Net Assets	42–45

Financial Highlights	46–51

Notes to Financial Statements	52–62

Report of Independent Registered Public Accounting Firm	63

Shareholder Meeting Results	64–65

Federal Income Tax Information	66–67

Trustees and Executive Officers of Allianz Funds	68–69

2  Allianz Funds Annual Report | 06.30.06

Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2006.

The past 12 months proved to be a positive time for stocks, as strong corporate earnings growth helped propel equity markets the world over. Ongoing U.S. dollar weakness created a favorable backdrop for international stocks, which continued to outshine their U.S. counterparts. The MSCI All Country World Index ex USA climbed 28.40% during the period, while the S&P 500 Index posted a respectable 8.62% gain.

From a sector perspective, rising commodity prices continued to propel energy and materials stocks, which were among the best performing areas globally. Within the U.S., many of the same market segments that have performed well since the bear market ended in 2002 continued to find favor with investors. Value stocks once again dominated growth, with the Russell 1000 Value Index returning 12.09% compared to 6.12% for the Russell 1000 Growth Index. Smaller-capitalization stocks fared particularly well, as evidenced by a 14.56% rise in the Russell 2000 Index.

For more details about each fund’s performance in this environment, we encourage you to read the commentaries inside. Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

On behalf of all of us at Allianz Global Investors, thank you for allowing us to serve your investment needs. We look forward to continuing to do so in the future.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2006

Allianz Funds Annual Report | 06.30.06  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional & Admin, NFJ Small-Cap Value/Institutional, OCC Renaissance/C, OCC Value/Institutional, PEA Growth/C, PEA Equity Premium Strategy/Institutional, RCM Large-Cap Growth/Institutional, RCM Mid-Cap/Institutional. R shares were first offered in 12/02. The oldest share class for NACM International and NFJ Large-Cap Value is the Institutional share class, and the R shares were first offered in 1/06. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4  Allianz Funds Annual Report | 06.30.06

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 01/01/06 to 06/30/06.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The Russell Midcap Growth Index replaced the Russell Midcap Index as the CCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Growth Index is more representative of the Fund’s investment strategies. The Russell Midcap Index replaced the Russell Midcap Growth Index as the RCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.allianzinvestors.com, 1-888-877-4626.

Allianz Funds Annual Report | 06.30.06  5

A B L E N D S T O C K F U N D
Ticker Symbol:
CCM Capital Appreciation Fund	R Share:	PCARX
(Unaudited)

■

CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

■	The Fund’s Class R Shares returned 9.62% for the year ended June 30, 2006. This performance surpassed the 8.62% return of the fund’s benchmark, the S&P 500 Index.

■

Stocks got off to a strong start in the fiscal year covered by this report, posting positive returns for the second half of 2005 and the first quarter of 2006. But, continued interest rate hikes and some erosion in the housing market raised investors’ concern in the second quarter of 2006, driving the S&P 500 Index down 1.44% for the three months. Large-cap growth continued to trail large-cap value for the year.

■

The Fund’s relative performance was helped by solid stock selection in the energy sector. In particular, the Fund benefited from its investment in coal producer Peabody Energy, which gained more than 100% over the 12-month period. With crude oil prices reaching record highs, the demand for less expensive alternatives, such as coal, rose. This increased demand led to better-than-expected profit growth for Peabody.

■

Performance was also supported by stock selection in industrials. Standouts in this sector included Emerson Electric and Boeing. Emerson benefited from an increase in sales and improved profit margins. Boeing was up on new contracts and its leadership position in sales to discount airlines.

■	Relative returns were hindered by disappointing stock selection in consumer discretionary. For example, home builder DR Horton fell on increasing concerns over the housing market.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (03/08/91)

CCM Capital Appreciation Fund Class R	9.62%	2.14%	8.77%	11.18%
S&P 500 Index	8.62%	2.49%	8.32%	10.64%
Lipper Multi-Cap Growth Fund Average	10.44%	0.76%	6.59%	10.66%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†         The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,019.60	$1,018.05
Expenses Paid During Period	$6.81	$6.80

Expenses are equal to the expense ratio of 1.36% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	16.9%
Healthcare	12.7%
Financial Services	11.7%
Energy	8.6%
Consumer Discretionary	8.2%
Capital Goods	8.1%
Aerospace	4.2%
Consumer Services	3.9%
Other	22.2%
Cash & Equivalents — Net	3.5%

* % of net assets as of June 30, 2006

6  Allianz Funds Annual Report | 06.30.06

A B L E N D S T O C K F U N D
Ticker Symbol: R Share: PMCRX
CCM Mid-Cap Fund
(Unaudited)

■

CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

■	The Fund’s Class R Shares returned 12.37% for the year ended June 30, 2006. This performance trailed the 13.03% return of the Fund’s benchmark, the Russell Midcap Growth Index.

■

Stocks got off to a strong start in the fiscal year covered by this report, posting positive returns for the second half of 2005 and the first quarter of 2006. But, continued interest rate hikes and some erosion in the housing market raised investors’ concern in the second quarter of 2006, driving the market (as measured by the S&P 500 Index) down 1.44% for the three months. Mid-cap growth stocks outperformed the broad market for the year, gaining 13.03%.

■

The Fund delivered strong absolute performance for the year but slightly trailed its benchmark. This relative performance was due in part to disappointing stock selection in the health-care sector. For example, Fund holding Emdeon Corp. delivered less than expected returns due to challenges integrating acquisitions and muted growth in its second largest business segment, which builds IT systems for physicians’ offices.

■

Relative performance was also hurt by the Fund’s overweight exposure to utilities. Two names in particular that hindered performance were AGL Resources and ONEOK Inc., both of which are in the natural gas business.

■

The Fund benefited from its underweight exposure to consumer discretionary stocks, which suffered when rising interest rates began to affect consumer spending. Standout names in this sector included Choice Hotels and Chicos, a women’s apparel chain.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (08/26/91)

CCM Mid-Cap Fund Class R	12.37%	5.36%	10.19%	11.81%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	10.53%
Russell Midcap Index	13.67%	9.92%	12.06%	13.38%
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	9.71%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,035.40	$1,018.05
Expenses Paid During Period	$6.86	$6.80

Expenses are equal to the expense ratio of 1.36% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.6%
Financial Services	12.6%
Energy	11.4%
Consumer Discretionary	10.7%
Healthcare	9.6%
Capital Goods	6.2%
Consumer Services	4.5%
Communications	3.9%
Other	18.0%
Cash & Equivalents — Net	1.5%

*         % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  7

A G L O B A L S T O C K F U N D	Ticker Symbol
	R Share:	NGBRX
NACM Global Fund (Unaudited)

¢

NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

¢	The Fund’s Class R Shares gained 17.49% for the year ended June 30, 2006. The Fund’s benchmark, the MSCI All Country World Index, returned 18.59% over the same time period.

¢

During the year, equity prices climbed substantially higher in markets worldwide, buoyed by a generally strong economic and earnings environment. Stocks in emerging countries (as measured by the MSCI Emerging Markets Index) generated the best returns, rising 35.91%. Equities in non-U.S. developed markets (MSCI EAFE Index) gained 27.08%, and U.S. stocks (S&P 500 Index) advanced 8.62%.

¢

Stock selection in China, the United States and the information technology sector favorably impacted the Fund’s relative performance. Top-performing positions included Foxconn International, an assembler of mobile handsets based in China, and Freescale Semiconductor, a U.S. manufacturer of integrated circuits. Foxconn benefited from increased demand for wireless services in emerging countries. Freescale continued to improve its overall profitability and generate free cash flow.

¢

Stock selection in France, Brazil and the consumer staples and consumer discretionary sectors negatively affected results versus the benchmark. The biggest detractor from Fund performance was U.S. apparel manufacturer Quiksilver. The stock was weak due to uncertainty surrounding the impact of a recent acquisition on the company’s earnings.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Global Fund Class R	17.49%	—	—	19.47%
MSCI All Country World Index	18.59%	—	—	15.83%
Lipper Global Multi-Cap Growth Fund Average	17.66%	—	—	15.58%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$ 1,000.00	$ 1,000.00
Ending Account Value (06/30/06)	$ 1,044.00	$ 1,016.12
Expenses Paid During Period	$ 8.87	$ 8.75

Expenses are equal to the expense ratio of 1.75% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

United States	36.2%
Japan	12.6%
Switzerland	10.1%
France	6.2%
Italy	4.8%
Hong Kong	4.6%
United Kingdom	4.1%
South Korea	3.4%
Germany	3.1%
Other	13.0%
Cash & Equivalents — Net	1.9%

*	% of net assets as of June 30, 2006

8  Allianz Funds Annual Report | 06.30.06

A N I N T E R N A T I O N A L S T O C K F U N D	Ticker Symbol:
NACM International Fund (Unaudited)	R Share:	ANIRX

¢

NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

¢	The Fund’s Class R Shares gained 38.84% for the year ended June 30, 2006. This result outperformed the MSCI EAFE Index, which rose 27.08% over the same time period.

¢

Equities in developed countries outside the United States posted impressive results during the year, with the majority of gains realized in the first nine months of the period. Stocks in the Pacific region (as measured by the MSCI Pacific Index) advanced 31.31%, outpacing markets in Europe (MSCI Europe Index), which rose 25.33%.

¢

Stock selection was the key to the Fund’s outperformance of the benchmark. Stock selection was especially strong in Japan and the industrials and materials sectors. Top-performing positions included Sumitomo Metal Industries, a Japanese manufacturer of steel products, and Vallourec, a French producer of steel tubing. Both stocks benefited from increased global demand for steel and value-added steel products. Ibiden, a Japanese manufacturer of electronic parts, ceramic products and building materials, was another top contributor. The company experienced strong earnings growth in its diesel particulate filter (DPF) business.

¢

Despite the Fund’s strong performance versus the benchmark, there were a few areas of relative weakness. For example, stock selection in Hong Kong and the health care and consumer discretionary sectors was modestly unfavorable. One of the worst-performing holdings was Orient Overseas International, a transportation and logistics company based in Hong Kong. The stock fell due to a deteriorating outlook for the global shipping industry.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/07/01)

NACM International Fund Class R	38.84%	14.65%	—	13.08%
MSCI EAFE Index	27.08%	10.45%	—	8.48%
Lipper International Multi-Cap Core Fund Average	26.31%	9.38%	—	7.81%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†	The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class R	Class R

Beginning Account Value (01/09/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,138.40	$1,016.22
Expenses Paid During Period	$9.17	$8.65

Expenses are equal to the expense ratio of 1.73% for Class R, multiplied by the average account value over the period, multiplied by 171/365 (to reflect the period since the Class R shares commenced operation on 1/10/06).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Japan	24.7%
United Kingdom	20.9%
France	10.7%
Belgium	4.9%
Australia	4.8%
Netherlands	4.3%
Italy	4.1%
Spain	4.0%
Other	19.7%
Cash & Equivalents — Net	1.9%

*	% of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  9

A V A L U E S T O C K F U N D	Ticker Symbol:
	R Share:	PNERX
NFJ Dividend Value Fund (Unaudited)

¢

NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

¢	The Fund’s Class R Shares returned 16.44% for the year ended June 30, 2006, significantly outperforming the 12.09% return of the Fund’s benchmark, the Russell 1000 Value Index.

¢

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12-month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth.

¢

Strong stock selection in the energy sector contributed to the Fund’s relative performance. The Fund held several names in this sector that posted double digit gains over the period, including Marathon Oil, PetroChina and Petroleo Brasileiro.

¢

Stock selection in the consumer discretionary sector also aided relative performance. Some standout names in this area included Limited Brands and VF Corp. Limited Brands is a retail clothing company that saw particularly strong results from its Bath and Body Work stores and its Victoria’s Secret stores. VF Corp. is an apparel manufacturer that benefited from its acquisition of high-profile brands, including Nautica and North Face.

¢

The Fund’s relative performance was hindered during the 12-month period by underweight exposure and disappointing stock selection to the industrials sector. One example was check manufacture Deluxe, which suffered from rising paper costs and the lack of pricing power for its product.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/08/00)

NFJ Dividend Value Fund Class R	16.44%	10.10%	—	12.12%
Russell 1000 Value Index	12.09%	6.89%	—	6.62%
Lipper Equity Income Fund Average	10.14%	4.96%	—	5.47%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†	The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,087.70	$1,018.05
Expenses Paid During Period	$7.04	$6.80

Expenses are equal to the expense ratio of 1.36% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	24.7%
Energy	13.7%
Consumer Staples	13.3%
Healthcare	9.9%
Consumer Discretionary	9.2%
Utilities	6.4%
Telecommunications	6.0%
Other	8.7%
Cash & Equivalents — Net	8.1%

*	% of net assets as of June 30, 2006

10  Allianz Funds Annual Report | 06.30.06

A V A L U E S T O C K F U N D	Ticker Symbol:
	R Share:	ANLRX
NFJ Large-Cap Value Fund (Unaudited)

¢

NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below average P/E ratios relative to the market and their respective industry groups.

¢	The Fund’s Class R Shares returned 15.01% for the year ended June 30, 2006. This performance surpassed the 11.17% return of the Fund’s benchmark, the Russell Top 200 Value Index.

¢

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12-month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth. Within value, large-caps trailed mid-caps and small-caps.

¢

Strong stock selection in the energy sector helped the Fund’s relative performance. Two standout names in this area were Marathon Oil and GlobalSantaFe, both of which delivered solid gains for the period.

¢	Relative performance was also helped by strong stock selection in the consumer discretionary sector. McDonald’s and CBS are two names that did particularly well during the 12-month reporting period.

¢

While the Fund outperformed its benchmark for the year ending June 30, 2006, it did have some areas of weakness relative to the Index. For example, stock selection in the financial sector was disappointing, including the Fund’s investment in Allstate. Allstate stock fell on concerns over pricing wars between auto insurers.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/08/00)

NFJ Large-Cap Value Fund Class R	15.01%	10.23%	—	11.34%
Russell Top 200 Index	11.17%	4.30%	—	3.57%
Lipper Large-Cap Value Fund Average	10.29%	4.15%	—	4.60%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†	The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class R	Class R

Beginning Account Value (01/09/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,082.80	$1,017.95
Expenses Paid During Period	$7.13	$6.90

Expenses are equal to the expense ratio of 1.38% for Class R, multiplied by the average account value over the period, multiplied by 171/365 (to reflect the period since the Class R shares commenced operation on 1/10/06).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	29.7%
Energy	12.5%
Consumer Discretionary	10.0%
Materials & Processing	8.6%
Industrial	6.8%
Healthcare	6.0%
Capital Staples	5.1%
Telecommunications	3.4%
Utilities	2.6%
Technology	0.9%
Cash & Equivalents — Net	14.4%

*	% of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  11

A V A L U E S T O C K F U N D	Ticker Symbol:
R Share: PNVRX
NFJ Small-Cap Value Fund
(Unaudited)

¢

NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $2.8 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

¢	The Fund’s Class R Shares returned 14.24% for the year ended June 30, 2006. This performance closely tracked the 14.60% return of the Fund’s benchmark, the Russell 2000 Value Index.

¢

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12-month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth. Within value, small-caps outperformed both mid-caps and large-caps.

¢

The Fund delivered solid absolute performance for the reporting period but slightly trailed its benchmark. This relative performance was due in part to underweight exposure and disappointing stock selection in the technology sector. One example was the Fund’s position in semiconductor manufacturer Methode Electronics.

¢

The Fund’s relative performance was helped over the period by overweight exposure and strong stock selection in the energy sector. Standout names in this area included Arch Coal, Cabot Oil and Gas, and Holly Corp. Another area that helped performance was the Fund’s overweight exposure and strong stock selection in industrials. One noteworthy name in this sector was Acuity Brands, the manufacturer of light fixtures and specialty chemicals.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

				Inception*†
	1 year	5 year*	10 year*	(10/01/91)

NFJ Small-Cap Value Fund Class R	14.24%	14.86%	13.60%	13.72%
Russell 2000 Value Index	14.60%	13.09%	13.26%	14.87%
Lipper Small-Cap Value Fund Average	12.82%	12.14%	12.19%	13.20%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†	The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

		Hypothetical Performance
	Actual Performance	(5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,087.60	$1,017.36
Expenses Paid During Period	$7.76	$7.50

Expenses are equal to the expense ratio of 1.50% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Industrial	21.2%
Financial Services	18.9%
Energy	11.9%
Consumer Discretionary	10.5%
Utilities	10.5%
Materials & Processing	10.4%
Consumer Staples	8.4%
Other	5.6%
Cash & Equivalents — Net	2.6%

*      % of net assets as of June 30, 2006

12  Allianz Funds Annual Report | 06.30.06

A V A L U E S T O C K F U N D	Ticker Symbol:
R Share: PRNRX
OCC Renaissance Fund
(Unaudited)

¢

OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

¢	The Fund’s Class R Shares returned 6.03% for the year ended June 30, 2006. This performance trailed the 14.27% return of the Fund’s benchmark, the Russell Midcap Value Index.

¢

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Mid-cap value stocks (Russell Midcap Value Index) outperformed mid-cap growth stocks (Russell Midcap Growth Index), returning 14.27% and 13.03% respectively.

¢

Holdings in the information technology sector hurt relative performance over the period. For example, the Fund saw less-than-expected returns from its investment in Sanmina-SCI Corp., a manufacturer of printed circuit boards, which fell after the company lowered earnings expectations.

¢	Relative performance was also hindered by exposure to the health care sector. Disappointing holdings in this area included Beckman Coulter, PDL BioPharma and Bristol-Myers.

¢	Performance was helped during the period by sector allocation, specifically an underweight in utilities coupled with overweights in energy and industrials.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

				Inception*
	1 year	5 year*	10 year*	(04/18/88)

OCC Renaissance Fund Class R	6.03%	7.97%	14.73%	13.10%
Russell Midcap Value Index	14.27%	13.01%	13.59%	14.14%
Lipper Mid-Cap Value Fund Average	11.50%	10.74%	11.67%	12.04%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

		Hypothetical Performance
	Actual Performance	(5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,005.50	$1,017.31
Expenses Paid During Period	$7.51	$7.55

Expenses are equal to the expense ratio of 1.51% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	30.5%
Healthcare	11.2%
Technology	9.9%
Consumer Discretionary	8.0%
Consumer Services	7.7%
Energy	7.2%
Utilities	5.4%
Aerospace	4.5%
Other	14.9%
Cash & Equivalents — Net	0.7%

*      % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  13

A V A L U E S T O C K F U N D	Ticker Symbol:
R Share: PPVRX
OCC Value Fund
(Unaudited)

¢

OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

¢	The Fund’s Class R Shares returned 7.83% for the year ended June 30, 2006. This performance trailed the 12.09% return of the Fund’s benchmark, the Russell 1000 Value Index.

¢

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Value continued its four-year trend, outperforming growth in the small-, mid- and large-cap categories. Large-cap value stocks (Russell 1000 Value Index) returned 12.09% for the year, compared to 6.12% for large-cap growth stocks (Russell 1000 Growth Index).

¢

The Fund’s relative performance was hurt over the period by overweight exposure and disappointing stock selection in the consumer discretionary sector. Rising interest rates curtail consumer spending, hurting many names in this space. For example, Fund holdings H&R Block and Carnival Corp. both lagged in relative returns.

¢	Performance was also hindered by stock selection in information technology. Two names in particular that delivered less-than-expected results were Sanmina-SCI Corp. and Motorola Inc.

¢

The Fund benefited from its strong stock selection in the industrials sector. Standouts in this area included Parker Hannifin Corp., an Ohio-based manufacturer of industrial motion control equipment. Performance was also helped by the Fund’s investment in Continental Airlines, which was able to offset rising fuel costs by raising fares and filling flights.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

				Inception*
	1 year	5 year*	10 year*	(12/30/91)

OCC Value Fund Class R	7.83%	6.94%	11.79%	12.73%
Russell 1000 Value Index	12.09%	6.89%	10.85%	12.46%
Lipper Large-Cap Value Fund Average	10.29%	4.15%	8.27%	10.33%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

		Hypothetical Performance
	Actual Performance	(5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,022.10	$1,018.00
Expenses Paid During Period	$6.87	$6.85

Expenses are equal to the expense ratio of 1.37% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	40.7%
Healthcare	13.2%
Energy	7.4%
Telecommunications	7.4%
Consumer Discretionary	5.5%
Consumer Services	4.5%
Utilities	4.5%
Capital Goods	4.3%
Other	10.9%
Cash & Equivalents — Net	1.6%

*      % of net assets as of June 30, 2006

14  Allianz Funds Annual Report | 06.30.06

A B L E N D S T O C K F U N D	Ticker Symbol:
R Share: PGIRX
PEA Equity Premium Strategy Fund (Formerly PEA Growth & Income Fund)
(Unaudited)

¢

PEA Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment.

¢

Effective November 1, 2005, the Fund began writing call options on both the individual stock holdings in the Fund as well as on the S&P 500 Index. The covered call strategy intends to enhance the income potential of the portfolio while simultaneously reducing the volatility of the performance stream.

¢	The Fund’s Class R Shares returned 8.35% for the year ended June 30, 2006. This performance closely tracked the 8.62% return of the Fund’s benchmark, the S&P 500 Index.

¢

The U.S. stock market delivered solid returns for the reporting period, overcoming a setback in the second quarter of 2006. Within stocks, value continued to outperform growth, with small- and mid-cap stocks outperforming large-caps stocks for the year.

¢

The Fund’s relative performance was helped by strong stock selection in the consumer discretionary sector. One standout in this area was Sears Holdings, a department store retailer. Sears experienced gains as earnings surpassed consensus expectations due to aggressive cost-cutting and a moderation of negative same-store-sales trends.

¢	The Fund saw strong stock selection in materials, including Freeport-McMoRan Copper & Gold, a metals mining company.

¢

In addition, the Fund also benefited from strong stock selection in healthcare. For example, Teva Pharmaceuticals performed well for the period, buoyed by increased earnings on existing drugs and a strong drug pipeline.

¢	Relative performance was hindered over the year by stock selection in the energy sector, including Peabody Energy Corp and Arch Coal.

¢

The information technology sector’s mild overweight and stock selection detracted from Fund performance. Apple was purchased during the year based on the potential for greater market share since its new line of Intel-powered computers has the ability to run Microsoft’s operating system. However, its digital music player, the iPod was not able to sustain the incredible growth it has seen the past few years. This caused the stock price to significantly fall in the first half of 2006.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/28/94)

PEA Equity Premium Strategy Fund Class R	8.35%	-0.77%	8.98%	11.58%
S&P 500 Index	8.62%	2.49%	8.32%	11.14%
Lipper Large-Cap Core Fund Average	7.47%	1.10%	6.63%	9.52%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

		Hypothetical Performance
	Actual Performance	(5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,035.00	$1,016.91
Expenses Paid During Period	$8.02	$7.95

Expenses are equal to the expense ratio of 1.59% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	18.0%
Technology	18.0%
Energy	15.0%
Healthcare	14.3%
Consumer Discretionary	11.4%
Capital Goods	5.5%
Materials & Processing	3.4%
Transportation	3.3%
Metals & Mining	3.0%
Other	6.3%
Cash & Equivalents — Net	1.8%

*      % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  15

A G R O W T H S T O C K F U N D	Ticker Symbol:
R Share: PPGRX
PEA Growth Fund (Unaudited)

¢

PEA Growth Fund seeks long-term growth of capital, with income an incidental consideration by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

¢	The Fund’s Class R Shares returned 9.88% for the year ended June 30, 2006. This performance surpassed the 6.12% return of the Fund’s benchmark, the Russell 1000 Growth Index.

¢

Stocks in general delivered solid returns for the reporting period, with the S&P 500 Index up 8.62%. Large cap growth stocks seemed to launch a comeback at the end of 2005, but ended the year behind large-cap value. Specifically, the Russell 1000 Growth Index rose 6.12% for the 12 months ended June 30, 2006 versus 12.09% for the Russell 1000 Value Index.

¢

The Fund’s strong relative performance was due in part to strong stock selection in the consumer discretionary sector. One stand out in this area was consumer electronics chain Best Buy. Best Buy was up on improved profits, a result of increased earnings and aggressive cost cutting measures.

¢

Relative performance was also helped by strong stock selection in the struggling health-care sector. Select holdings within the industry made significant contributions, including Teva Pharmaceuticals which performed well for the period, buoyed by increased earnings on existing drugs and a strong drug pipeline.

¢	The Fund’s underweight exposure to the industrials sector hindered performance for the reporting period, as industrials performed relatively well.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (02/24/84)

PEA Growth Fund Class R	9.88%	-1.78%	4.94%	11.24%
Russell 1000 Growth Index	6.12%	-0.76%	5.42%	11.27%
Lipper Large-Cap Growth Fund Average	5.43%	-1.22%	5.49%	10.12%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,020.60	$1,017.70
Expenses Paid During Period	$7.16	$7.15

Expenses are equal to the expense ratio of 1.43% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.8%
Healthcare	21.0%
Financial Services	13.5%
Consumer Discretionary	11.5%
Energy	10.8%
Consumer Staples	6.8%
Telecommunications	3.2%
Consumer Services	3.0%
Other	8.3%
Cash & Equivalents — Net	0.1%

* % of net assets as of June 30, 2006

16  Allianz Funds Annual Report | 06.30.06

A G R O W T H S T O C K F U N D	Ticker Symbol:
R Share: PLCRX
RCM Large-Cap Growth Fund (Unaudited)

¢	RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

¢	The Fund’s Class R Shares returned 7.49% for the year ended June 30, 2006. This return trailed the Fund’s benchmark, the S&P 500 Index, which returned 8.62% for the same period.

¢

U.S. equity markets recorded respectable advances over the year, supported by strong corporate earnings growth and a resilient economy. The period was nevertheless characterized by significant shifts in sector leadership and an increase in volatility. In particular, equity markets fell after the Federal Reserve’s May announcement that they were open to further rate hikes. Higher growth sectors, notably technology and healthcare, fell in response.

¢

The Fund’s overweight allocations to technology and health care consequently detracted from benchmark relative performance. Disappointing stock selection in healthcare and financials also detracted from performance.

¢	Favorable stock selection within technology offset the Fund’s overweight exposure. The top four stocks for the reporting period were in the technology sector, including Apple Computer (+56%).

¢	Strong stock selection in the energy sector also supported the Fund’s relative performance.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/96)

RCM Large-Cap Growth Fund Class R	7.49%	-0.87%	—	7.38%
S&P 500 Index	8.62%	2.49%	—	7.52%
Lipper Large-Cap Growth Fund Average	5.43%	-1.22%	—	4.94%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$982.00	$1,017.16
Expenses Paid During Period	$7.57	$7.70

Expenses are equal to the expense ratio of 1.54% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	19.8%
Financial Services	16.3%
Healthcare	15.8%
Energy	10.8%
Consumer Staples	7.4%
Consumer Discretionary	7.2%
Telecommunications	4.5%
Aerospace	4.4%
Other	12.0%
Cash & Equivalents — Net	1.8%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  17

A G R O W T H S T O C K F U N D	Ticker Symbol:
R Share: PRMRX
RCM Mid-Cap Fund (Unaudited)

¢

RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small-to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

¢	The Fund’s Class R Shares returned 11.45% for the year ended June 30, 2006. The Fund’s benchmark, the Russell Midcap Index, returned 13.67% for the same period.

¢

U.S. equity markets advanced sharply over the last year supported by robust merger and acquisition activity and strong corporate earnings growth. Concerns about inflation, interest rates hikes, and increasing energy and commodity prices contributed to equity market weakness during the second quarter of 2006.

¢

While the Fund delivered solid absolute performance, relative performance was hurt over the one-year period ended June 30, 2006 by stock selection in technology, consumer discretionary, industrials, and materials sectors. Stock selection within the consumer discretionary sector held back performance, and this was largely attributable to poor performance from XM Satellite Radio. The Fund continues to monitor the company’s subscriber growth and expense forecasts.

¢

In contrast, there were some areas of strength in the Fund over this time period. In consumer staples, U.S. based Hansen Natural Corp., a leading new-age beverage company, continues to benefit from healthy energy drink trends and success in penetrating new markets in the United States. Hansen markets its energy drinks under a variety of brand names, including Monster Energy, Lost Energy, Hansen, and Junior Juice.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (11/06/79)

RCM Mid-Cap Fund Class R	11.45%	0.77%	7.10%	14.55%
Russell Midcap Index	13.67%	9.92%	12.06%	14.98%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	—
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	12.49%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The inception of the RCM Mid-Cap Fund pre-dates the inception of the Russell Midcap Growth Index. As such, no number is presented for the inception period for the index.

†         The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Class R	Class R

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$993.20	$1,017.80
Expenses Paid During Period	$6.97	$7.05

Expenses are equal to the expense ratio of 1.41% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	23.2%
Healthcare	14.4%
Energy	10.9%
Consumer Discretionary	9.9%
Financial Services	6.3%
Consumer Services	5.0%
Capital Goods	4.8%
Consumer Staples	4.6%
Other	18.4%
Cash & Equivalents — Net	2.5%

* % of net assets as of June 30, 2006

18  Allianz Funds Annual Report | 06.30.06

Schedule of Investments
 CCM Capital Appreciation Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—96.5%

Aerospace—4.2%
Boeing Co. (b)	301,450	$24,692
General Dynamics Corp.	278,330	18,219
Lockheed Martin Corp.	255,140	18,304

		61,215

Building/Construction—1.2%
Jacobs Engineering Group, Inc. (a)(b)	213,260	16,984

Capital Goods—8.1%
Caterpillar, Inc. (b)	301,580	22,462
Cooper Industries Ltd., Class A	223,600	20,777
Johnson Controls, Inc. (b)	221,860	18,241
Joy Global, Inc.	336,880	17,548
Rockwell Automation, Inc.	285,740	20,576
Textron, Inc.	213,570	19,687

		119,291

Chemicals—1.2%
Monsanto Co. (b)	218,310	18,380

Communications—1.3%
NII Holdings, Inc., Class B (a)(b)	347,620	19,599

Consumer Discretionary—8.2%
Best Buy Co., Inc. (b)	317,090	17,389
International Game Technology (b)	503,260	19,094
J.C. Penney Co., Inc.	221,140	14,929
Nordstrom, Inc. (b)	398,780	14,555
Office Depot, Inc. (a)(b)	443,870	16,867
Sears Holding Corp. (a)	111,800	17,311
Starbucks Corp. (a)(b)	518,690	19,586

		119,731

Consumer Services—3.9%
Marriott International, Inc., Class A	518,220	19,754
Monster Worldwide, Inc. (a)(b)	395,220	16,860
Robert Half International, Inc.	482,920	20,283

		56,897

Consumer Staples—3.4%
Anheuser-Busch Cos., Inc.	381,040	17,372
Archer-Daniels-Midland Co.	368,220	15,200
Loews Corp. - Carolina Group	347,750	17,864

		50,436

Energy—8.6%
Baker Hughes, Inc. (b)	228,450	18,699
BJ Services Co. (b)	465,430	17,342
Halliburton Co. (b)	306,320	22,732
Noble Corp. (b)	253,460	18,862
Peabody Energy Corp.	276,280	15,403
Schlumberger Ltd.	242,320	15,777
Valero Energy Corp.	252,180	16,775

		125,590

	Shares	Value (000s)

Financial Services—11.7%
Allstate Corp.	338,000	$18,499
Charles Schwab Corp.	1,048,120	16,749
Citigroup, Inc.	387,090	18,673
Goldman Sachs Group, Inc.	114,970	17,295
Hartford Financial Services Group, Inc.	203,710	17,234
Host Marriot Corp., REIT	883,063	19,313
Lehman Brothers Holdings, Inc.	272,260	17,738
Loews Corp.	236,900	8,398
PNC Financial Services Group, Inc. (b)	285,680	20,046
Principal Financial Group, Inc.	318,590	17,729

		171,674

Healthcare—12.7%
Amgen, Inc. (a)(b)	288,480	18,817
Becton Dickinson & Co.	278,570	17,029
Biogen Idec, Inc. (a)	358,280	16,599
Genentech, Inc. (a)(b)	281,730	23,045
Gilead Sciences, Inc. (a)(b)	344,620	20,388
Hospira, Inc. (a)	415,480	17,841
Merck & Co., Inc.	505,480	18,415
Quest Diagnostics, Inc.	288,810	17,305
Schering-Plough Corp.	926,840	17,638
Wyeth	422,720	18,773

		185,850

Hotels/Gaming—2.5%
Las Vegas Sands Corp. (a)(b)	260,150	20,255
Starwood Hotels & Resorts
Worldwide, Inc. (b)	270,660	16,332

		36,587

Materials & Processing—2.5%
Rohm & Haas Co. (b)	366,840	18,386
Vulcan Materials Co.	237,980	18,563

		36,949

Metals & Mining—1.2%
Alcoa, Inc. (b)	534,150	17,285

Multi-Media—3.7%
Comcast Corp., Class A (a)(b)	580,610	19,009
News Corp., Class A	923,290	17,709
Walt Disney Co.	575,180	17,255

		53,973

Technology—16.9%
Agilent Technologies, Inc. (a)	596,330	18,820
Applied Materials, Inc. (b)	1,151,370	18,744
Cisco Systems, Inc. (a)	896,980	17,518
Citrix Systems, Inc. (a)	417,960	16,777
Corning, Inc. (a)	740,460	17,912
Emerson Electric Co.	222,210	18,624
Freescale Semi-conductor, Inc., Class B (a)	577,340	16,974
Harris Corp. (b)	476,970	19,799
Hewlett-Packard Co. (b)	563,540	17,853
International Business Machines Corp. (b)	201,720	15,496
MEMC Electronic Materials, Inc. (a)	391,680	14,493
Oracle Corp. (a)	1,279,350	19,036
QUALCOMM, Inc. (b)	406,870	16,303
Texas Instruments, Inc.	623,790	18,895

		247,244

	Shares	Value (000s)

Telecommunications—1.4%
AT&T, Inc. (b)	742,920	$20,720

Transportation—1.1%
Union Pacific Corp.	167,270	15,549

Utilities—1.4%
TXU Corp.	344,840	20,618

Waste Disposal—1.3%
Waste Management, Inc.	521,910	18,726

Total Common Stock (cost—$1,330,476)		1,413,298

SHORT-TERM INVESTMENTS—23.6%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—16.5%
Adirondack 2005-1 Corp.,
5.10% due 7/24/06	$10,000	9,954
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,005
Bank of America N.A.,
5.362% due 6/19/07, FRN	10,000	10,000
5.383% due 7/3/06	40,000	40,000
Bavaria TRR Corp.,
5.353% due 7/28/06	10,000	9,959
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	25,200	25,200
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	18,000	18,000
Countrywide Financial Corp.,
5.21% due 11/3/06, FRN	5,000	5,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	5,000	4,999
Davis Square Funding IV Corp.,
5.357% due 7/31/06	15,000	14,931
Davis Square Funding V Corp.,
5.345% due 7/18/06	10,000	9,974
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.21% due 2/2/07	3,000	3,000
5.392% due 7/10/06	1,000	1,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	10,000	9,993
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	10,000	9,959
Park Sienna LLC,
5.336% due 7/7/06	20,000	19,979
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	10,000	9,959
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	5,000	4,999
5.368% due 6/20/07	15,000	14,998

		240,907

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  19

Schedule of Investments (cont.)
CCM Capital Appreciation Fund
June 30, 2006

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—7.1%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $104,182; collateralized by Federal Home Loan Bank, 4.50%, due 5/21/07, valued at $53,776 including accrued interest; and Freddie Mac, 2.875%, due 5/15/07, valued at $52,448 (cost—$104,139)	$104,139	$104,139

Total Short-Term Investments (cost—$344,870)		345,046

Total Investments (cost—$1,675,346)—120.1%		1,758,344

Liabilities in excess of other assets—(20.1)%		(293,755)

Net Assets—100.0%		$1,464,589

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $233,568; cash collateral of $240,166 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

20  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
CCM Mid-Cap Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.5%

Aerospace—2.4%
Goodrich Corp.	401,870	$16,191
Rockwell Collins, Inc.	315,330	17,618

		33,809

Automotive—1.3%
TRW Automotive Holdings Corp. (a)	674,610	18,403

Capital Goods—6.2%
Carlisle Cos., Inc.	219,950	17,442
Dover Corp. (b)	365,170	18,050
Fluor Corp. (b)	181,130	16,833
Harsco Corp.	218,020	16,997
Joy Global, Inc.	328,820	17,128

		86,450

Chemicals—2.5%
Airgas, Inc.	468,870	17,466
Celanese Corp.	871,800	17,802

		35,268

Communications—3.9%
Crown Castle International Corp. (a)(b)	528,470	18,253
NII Holdings, Inc., Class B (a)(b)	335,180	18,897
Qwest Communications International, Inc. (a)	2,294,000	18,559

		55,709

Consumer Discretionary—10.7%
AnnTaylor Stores Corp. (a)(b)	346,760	15,043
Claire’s Stores, Inc.	571,230	14,572
International Game Technology (b)	370,370	14,052
Men’s Wearhouse, Inc.	487,890	14,783
Nordstrom, Inc. (b)	379,590	13,855
Office Depot, Inc. (a)(b)	387,060	14,708
Penn National Gaming, Inc. (a)	380,900	14,771
Pool Corp.	388,360	16,944
Scientific Games Corp. (a)(b)	391,300	13,938
W.W. Grainger, Inc.	233,450	17,563

		150,229

Consumer Services—4.5%
Alliance Data Systems Corp. (a)	225,620	13,271
Choice Hotels International, Inc.	271,950	16,480
Hilton Hotels Corp.	617,720	17,469
Monster Worldwide, Inc. (a)	381,050	16,256

		63,476

Consumer Staples—1.8%
Brown-Forman Corp., Class B	100,840	7,205
Hormel Foods Corp.	471,080	17,496

		24,701

Energy—11.4%
Arch Coal, Inc. (b)	292,060	12,374
Cameron International Corp. (a)(b)	287,920	13,754
Diamond Offshore Drilling, Inc. (b)	205,910	17,282
ENSCO International, Inc. (b)	328,850	15,134
FMC Technologies, Inc. (a)	219,630	14,816
Grant Prideco, Inc. (a)	340,460	15,236
Hess Corp. (b)	369,680	19,538
Smith International, Inc.	429,420	19,096
Tesoro Corp. (b)	242,350	18,021
Tidewater, Inc.	313,180	15,408

		160,659

	Shares	Value (000s)

Environmental Services—1.2%
Republic Services, Inc.	404,550	$16,320

Financial Services—12.6%
Assurant, Inc.	353,850	17,126
Bear Stearns Cos., Inc.	130,170	18,234
BlackRock, Inc.	124,960	17,391
CB Richard Ellis Group, Inc., Class A (a)	700,440	17,441
CNA Financial Corp. (a)(b)	519,690	17,129
E*Trade Financial Corp. (a)	751,100	17,140
HCC Insurance Holdings,Inc. (b)	523,710	15,418
Jefferies Group, Inc. (b)	577,320	17,106
Lincoln National Corp.	285,800	16,131
Nasdaq Stock Market, Inc. (a)	568,410	16,995
T. Rowe Price Group, Inc.	185,010	6,995

		177,106

Healthcare—9.6%
Biogen Idec, Inc. (a)	350,040	16,217
Covance, Inc. (a)(b)	231,960	14,201
Dade Behring Holdings, Inc.	414,800	17,272
Hospira, Inc. (a)	399,160	17,140
Intuitive Surgical, Inc. (a)	148,260	17,490
Quest Diagnostics, Inc. (b)	317,410	19,019
Varian Medical Systems, Inc. (a)(b)	310,230	14,690
VCA Antech, Inc. (a)(b)	592,130	18,907

		134,936

Materials & Processing—2.5%
Allegheny Technologies, Inc.	242,370	16,782
Southern Copper Corp. (b)	198,160	17,662

		34,444

Paper/Paper Products—1.1%
Temple-Inland, Inc.	364,430	15,623

Technology—21.6%
Akamai Technologies, Inc. (a)(b)	607,930	22,001
Applera Corp. - Applied Biosystems Group	564,450	18,260
BEA Systems, Inc. (a)(b)	1,367,300	17,898
Cadence Design Systems, Inc. (a)(b)	970,860	16,650
CheckFree Corp. (a)(b)	359,950	17,839
DST Systems, Inc. (a)(b)	305,130	18,155
Emdeon Corp. (a)(b)	1,580,600	19,615
Global Payments, Inc.	374,570	18,185
Harris Corp. (b)	460,320	19,108
Lexmark International, Inc. (a)	349,170	19,494
LSI Logic Corp. (a)	2,104,840	18,838
Mettler Toledo International, Inc. (a)	275,960	16,715
Microchip Technology, Inc. (b)	495,700	16,631
Molex, Inc. (b)	469,420	15,759
Tektronix, Inc.	589,870	17,354
Thomas & Betts Corp. (a)	308,320	15,817
Western Digital Corp. (a)(b)	814,790	16,141

		304,460

Transportation—2.6%
CH Robinson Worldwide, Inc. (b)	418,360	22,298
Norfolk Southern Corp. (b)	276,210	14,700

		36,998

	Shares	Value (000s)

Utilities—2.6%
Allegheny Energy, Inc. (a)	457,560	$16,962
Alliant Energy Corp. (b)	578,330	19,837

		36,799

Total Common Stock (cost—$1,297,918)		1,385,390

SHORT-TERM INVESTMENTS—24.8%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—19.3%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$12,000	11,979
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,005
Bank of America N.A.,
5.383% due 7/3/06	40,000	40,000
Bavaria TRR Corp.,
5.123% due 7/03/06	25,000	24,989
5.353% due 7/28/06	20,000	19,917
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	11,641	11,641
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	62,000	62,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	5,000	4,999
Davis Square Funding IV Corp.,
5.357% due 7/31/06	15,000	14,932
Davis Square Funding V Corp.,
5.345% due 7/18/06	9,414	9,389
KKR Atlantic Funding Trust,
5.323% due 7/21/06	10,000	9,957
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.21% due 2/2/07, FRN	3,000	3,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	10,000	9,993
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	10,000	9,959
Park Sienna LLC,
5.336% due 7/7/06	10,000	9,990
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	5,000	4,979
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	5,000	5,002

		271,729

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  21

Schedule of Investments (cont.)
CCM Mid-Cap Fund
June 30, 2006

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $77,317; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $78,831 including accrued interest (cost—$77,285)	$77,285	$77,285

Total Short-Term Investments (cost—$348,848)		349,014

Total Investments (cost—$1,646,766)—123.3%		1,734,404

Liabilities in excess of other assets—(23.3)%		(327,798)

Net Assets—100.0%		$1,406,606

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $268,385; cash collateral of $275,951 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

22  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
 NACM Global Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.3%

Bermuda—1.0%
Jardine Matheson Holdings Ltd.	19,600	$344

Brazil—0.5%
Vivo Participacoes S.A. ADR	67,500	166

China—0.7%
Bio-Treat Technology Ltd.	375,000	254

Finland—0.6%
M-real OYJ	42,700	211

France—6.2%
Alcatel S.A. ADR (a)	18,600	234
AXA S.A.	15,348	497
Pinault-Printemps-Redoute S.A.	3,124	398
Sanofi-Aventis	7,374	718
Veolia Environnement	7,841	405

		2,252

Germany—3.1%
Commerzbank AG	12,407	450
Henkel KGaA	3,388	352
Schwarz Pharma AG	3,500	313

		1,115

Greece—1.3%
OPAP S.A.	13,330	485

Hong Kong—4.6%
Cheung Kong Ltd.	47,000	510
Hutchison Telecommunications International Ltd. (a)	218,000	356
Melco International Development	156,000	393
New World Development	168,000	275
Shanghai Real Estate Ltd.	766,000	141

		1,675

Indonesia—0.6%
PT Indosat Tbk.	288,500	230

Ireland—2.4%
C&C Group PLC	49,210	427
CRH PLC	12,977	423

		850

Italy—4.8%
Luxottica Group SpA	18,556	503
Mediaset SpA	30,091	355
Sanpaolo IMI SpA	26,864	475
UniCredito Italiano SpA	52,819	413

		1,746

Japan—12.6%
Aichi Corp.	22,100	207
Calsonic Kansei Corp.	41,000	262
Chugai Pharmaceutical Co., Ltd.	13,600	278
Gigas K’s Denki Corp.	7,560	192
Hisamitsu Pharmaceutical Co., Inc.	13,100	401
Hokuhoku Financial Group, Inc.	65,000	271
Japan Tobacco, Inc.	112	409
JSR Corp.	10,200	258
NGK Spark Plug Co., Ltd.	14,000	282
Nisshinbo Industries, Inc.	25,000	273
Nitori Co., Ltd.	4,800	234
Sumco Corp.	4,800	274
Sumitomo Mitsui Financial Group, Inc.	50	529
Takeuchi Manufacturing Co., Ltd.	5,300	238

	Shares	Value (000s)

Teijin Ltd.	33,000	$210
Tokyo Electron Ltd.	3,200	224

		4,542

Malaysia—0.9%
Bumiputra Commerce Holdings Bhd.	208,800	338

Netherlands—2.3%
ASML Holding NV (a)	17,572	355
Royal Numico NV	10,159	456

		811

South Korea—3.4%
Hynix Semi-conductor, Inc. (a)	7,810	252
Kookmin Bank ADR	5,600	465
Samsung Electronics Co., Ltd.	794	504

		1,221

Sweden—1.2%
Assa Abloy AB	25,200	424

Switzerland—10.1%
Adecco S.A.	7,389	436
Nestle S.A.	1,367	429
Novartis AG	8,018	433
Panalpina Welttransport zHolding AG	3,574	333
Roche Holdings AG	4,348	717
Straumann Holding AG	1,524	389
UBS AG	5,828	638
Ypsomed Holding AG (a)	2,163	261

		3,636

Taiwan—0.7%
United Microelectronics Corp. ADR	77,800	242

United Kingdom—4.1%
ARM Holdings PLC	239,959	501
Bodycote International	43,323	203
HSBC Holdings PLC	43,043	758

		1,462

United States—36.2%
Affiliated Managers Group, Inc. (a)	5,000	434
American International Group, Inc.	10,600	626
Ansys, Inc. (a)	7,600	363
Boeing Co.	7,300	598
Capital One Financial Corp.	6,000	513
Celgene Corp. (a)	4,900	232
Central Garden and Pet Co. (a)	6,500	280
ConocoPhillips	7,700	505
Corning, Inc. (a)	12,700	307
Federated Department Stores, Inc.	15,200	556
Freescale Semi-conductor, Inc., Class B (a)	19,528	574
Humana, Inc. (a)	7,100	381
ITT Corp.	6,600	327
JLG Industries, Inc.	10,400	234
JP Morgan Chase & Co.	6,800	286
Lexmark International, Inc. (a)	4,900	274
Marathon Oil Corp.	5,800	483
Microsoft Corp.	19,000	443
Morgan Stanley	7,700	487
Mylan Laboratories, Inc.	14,000	280
Occidental Petroleum Corp.	4,000	410
Praxair, Inc.	7,400	400
Quiksilver, Inc. (a)	31,900	389
Raytheon Co.	10,000	446

	Shares	Value (000s)

TD Ameritrade Holding Corp.	19,800	$293
Tim Hortons, Inc. (a)	11,800	304
Transocean, Inc. (a)	5,300	426
United Technologies Corp.	7,200	457
Valero Energy Corp.	7,100	472
Warnaco Group, Inc. (a)	15,500	289
WESCO International, Inc. (a)	4,600	317
XTO Energy, Inc.	6,800	301
Yahoo!, Inc. (a)	10,800	356

		13,043

Total Common Stock (cost—$33,925)		35,047

WARRANTS (a)—0.8%
Units

Bahamas—0.8%
Yageo Corp.,
Expires 9/15/06 (cost—$285)	764,000	264

	Principal Amount (000s)

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $797; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $818 including accrued interest (cost—$797)	$797	797

Total Investments (cost—$35,007) (b)—100.3%		36,108

Liabilities in excess of other assets—(0.3)%		(97)

Net Assets—100.0%		$36,011

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Securities with an aggregate value of $20,897, which represents 58.03% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  23

Schedule of Investments
NACM International Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.1%

Australia—4.8%
BHP Billiton Ltd. (b)	161,300	$3,489
Macquarie Airports, UNIT (b)	1,920,300	4,378
Oxiana Ltd. (b)	2,104,200	4,969
Rio Tinto Ltd. (b)	37,000	2,141
Zinifex Australia Ltd. (b)	318,700	2,390

		17,367

Austria—0.8%
IMMOFINANZ Immobilien Anlagen AG (a)	117,400	1,304
Voestalpine AG	10,000	1,517

		2,821

Belgium—4.9%
Fortis NV, UNIT,
Class A	65,200	2,223
Class B	254,000	8,648
KBC Groep NV	63,300	6,794

		17,665

Bermuda—0.5%
Esprit Holdings Ltd.	207,000	1,695

China—1.1%
Foxconn International Holdings Ltd. (a)	1,812,000	3,871

Denmark—0.4%
Danske Bank A/S	36,300	1,379

Finland—3.9%
Kesko Oyj	118,500	4,548
Nokia Oyj	166,600	3,377
Rautaruukki Oyj	209,800	6,317

		14,242

France—10.7%
Bacou Dalloz	7,700	917
BNP Paribas	65,650	6,278
Capgemini S.A.	20,500	1,169
Companie Generale de Geophysique S.A. (a)	3,400	583
Credit Agricole S.A.	88,800	3,370
Groupe Steria SCA	13,800	727
Peugeot S.A.	85,000	5,279
Renault S.A.	23,900	2,565
Sanofi-Aventis (b)	86,200	8,399
Societe Generale	36,811	5,405
Total S.A.	28,392	1,865
Vallourec (b)	1,100	1,324
Vivendi Universal S.A.	19,700	688

		38,569

Germany—2.2%
Continental AG	10,200	1,041
Deutsche Bank AG	9,800	1,101
Hannover Rueckversicherung AG (a)	57,500	2,010
Volkswagen AG	52,800	3,696

		7,848

Greece—0.2%
Aluminum of Greece S.A.I.C.	39,900	839

Hong Kong—2.0%
China Travel International Investment Hong Kong Ltd.	3,564,000	860
Citic Pacific Ltd.	445,000	1,313
Hopewell Holdings Ltd.	219,000	615
Sino Land Co.	552,000	883
Techtronic Industries Co.	495,000	670

	Shares	Value (000s)

TPV Technology Ltd.	1,932,000	$1,830
Yue Yuen Industrial Holdings	322,000	886

		7,057

Italy—4.1%
Banca Popolare di Verona e Novara S.c.r.l.	72,200	1,934
Banche Popolari Unite S.c.r.l.	344,400	8,918
Capitalia SpA	188,100	1,541
IFI - Istituto Finanziario Industriale SpA	84,000	1,910
Sanpaolo IMI SpA	38,600	682

		14,985

Japan—24.7%
Astellas Pharma, Inc.	67,600	2,485
Canon, Inc. (b)	114,750	5,624
Daiwa Securities Group, Inc.	156,000	1,859
Denso Corp.	38,400	1,257
Elpida Memory, Inc. (a)	17,000	640
Hokkaido Electric Power Co., Inc.	112,100	2,662
Honda Motor Co., Ltd.	196,600	6,245
Ibiden Co., Ltd.	82,000	3,946
Isuzu Motors Ltd. (b)	212,000	688
Itochu Corp.	767,000	6,750
JFE Holdings, Inc.	41,200	1,749
Katokichi Co., Ltd.	116,400	1,172
Keiyo Co., Ltd. (b)	105,000	931
Kobe Steel Ltd.	498,000	1,559
Koei Co., Ltd. (b)	28,300	506
Komatsu Ltd.	232,000	4,616
Matsushita Electric Industrial Co., Ltd.	258,000	5,447
Mazda Motor Corp.	211,000	1,322
Mitsubishi Corp.	165,400	3,313
Mitsui & Co., Ltd.	132,000	1,866
Mitsui Trust Holdings, Inc.	63,000	755
Mizuho Financial Group, Inc.	86	729
Nippon Electric Glass Co., Ltd.	108,000	2,164
Parco Co., Ltd.	105,000	1,074
Plenus Co., Ltd.	20,200	688
Resona Holdings, Inc.	852	2,691
Ricoh Co., Ltd.	40,000	785
Shinko Electric Industries Co., Ltd.	21,700	629
Star Micronics Co., Ltd.	41,000	830
Sumitomo Metal Industries Ltd.	1,089,000	4,499
Sumitomo Mitsui Financial Group, Inc.	104	1,101
Suzuken Co., Ltd.	18,700	742
TDK Corp.	35,500	2,692
Tokyo Electron Ltd.	59,800	4,179
Tokyo Gas Co., Ltd.	731,000	3,445
Toshiba Corp. (b)	166,000	1,084
Toyota Motor Corp.	79,400	4,150
Xebio Co., Ltd.	65,500	2,240

		89,114

Luxembourg—0.2%
Arcelor S.A.	3,300	160
Gemplus International S.A. (a)(b)	266,500	595

		755

Netherlands—4.3%
ABN AMRO Holding NV	25,600	701
Heineken NV	118,900	5,038
ING Groep NV	49,600	1,947
Royal Dutch Shell PLC, Class B	57,500	2,008
Univar NV	32,300	1,529
USG People NV	56,300	4,308

		15,531

	Shares	Value (000s)

Norway—1.3%
DNB NOR ASA	321,400	$3,995
TGS-NOPEC Geophysical Co.	48,100	852

		4,847

Papua New Guinea—0.6%
Lihir Gold Ltd. (a)(b)	991,400	2,178

Singapore—0.5%
SembCorp Marine Ltd. (b)	904,000	1,717

Spain—4.0%
ACS Actividades Construcciones y Servicios S.A.	20,700	863
Banco Bilbao Vizcaya Argentaria S.A.	128,600	2,646
Banco Santander Central Hispano S.A.	71,251	1,041
Fadesa Inmobiliaria S.A.	52,100	1,784
Gestevision Telecinco S.A. (b)	39,800	954
Repsol YPF S.A.	154,300	4,419
Telefonica S.A.	154,628	2,570

		14,277

Sweden—2.3%
Nordea Bank AB	218,000	2,599
Sandvik AB	75,300	876
Svenska Cellulosa AB	9,300	384
Svenska Handelsbanken AB, Class A	171,600	4,421

		8,280

Switzerland—3.7%
Nestle S.A.	2,127	667
Novartis AG	47,600	2,569
Roche Holdings AG	5,823	961
Swiss Reinsurance	40,100	2,798
UBS AG	31,743	3,475
Unaxis Holding AG (a)	3,463	961
Zurich Financial Services AG (b)	8,142	1,782

		13,213

United Kingdom—20.9%
AstraZeneca PLC	31,219	1,877
Aviva PLC	43,940	622
BAE Systems PLC	218,900	1,495
Barclays PLC	382,505	4,336
Barratt Developments PLC	65,600	1,148
BHP Billiton PLC	358,800	6,981
BP PLC	113,701	1,318
British American Tobacco PLC	266,800	6,717
British Energy Group PLC (a)	120,800	1,501
GlaxoSmithKline PLC	434,626	12,129
HBOS PLC	143,488	2,490
HSBC Holdings PLC	457,200	8,045
Lonmin PLC	45,700	2,384
Marks & Spencer Group PLC	167,400	1,816
Old Mutual PLC	458,500	1,384
Rio Tinto PLC	138,200	7,277
Rolls-Royce Group PLC (a)	174,214	1,332
Royal Bank of Scotland Group PLC	93,300	3,063
Taylor Woodrow PLC	864,900	5,334
Vodafone Group PLC	337,041	717
Wimpey George PLC	404,900	3,400

		75,366

Total Common Stock (cost—$327,536)		353,616

24  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
NACM International Fund
June 30, 2006

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—14.7%

Collateral Invested for Securities on Loan (c) —10.8%
Allianz Dresdner Daily Asset Fund (d)	38,933,657	$38,934

	Principal Amount (000s)

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $14,172; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $14,453 including accrued interest (cost—$14,166)	$14,166	14,166

Total Short-Term Investments (cost—$53,100)		53,100

Total Investments (cost—$380,636) (e)—112.8%		406,716

Liabilities in excess of other assets—(12.8)%		(46,110)

Net Assets—100.0%		$360,606

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $36,034; cash collateral of $38,934 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $349,197, which represents 96.84% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

UNIT — More than one class of securities traded together.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  25

Schedule of Investments
NFJ Dividend Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—91.9%

Consumer Discretionary—9.2%
CBS Corp.	1,623,200	$43,908
Limited Brands, Inc. (b)	154,500	3,953
Mattel, Inc.	2,680,000	44,247
Stanley Works	862,000	40,704
V.F. Corp.	680,800	46,240
Whirlpool Corp. (b)	548,700	45,350

		224,402

Consumer Staples—13.3%
Altria Group, Inc. (b)	647,000	47,509
Anheuser-Busch Cos., Inc. (b)	1,040,000	47,414
Coca-Cola Co.	1,268,400	54,567
ConAgra Foods, Inc. (b)	2,013,000	44,507
Kimberly-Clark Corp.	860,000	53,062
Reynolds American, Inc. (b)	405,000	46,696
Supervalu, Inc.	1,009,600	30,995

		324,750

Energy—13.7%
Anadarko Petroleum Corp. (b)	1,098,000	52,364
Chevron Corp.	710,000	44,063
ConocoPhillips	763,100	50,006
Marathon Oil Corp. (b)	1,142,000	95,128
Occidental Petroleum Corp. (b)	452,000	46,352
PetroChina Co., Ltd. ADR (b)	440,000	47,507

		335,420

Financial Services—24.7%
Allstate Corp.	851,400	46,597
Bank of America Corp.	969,000	46,609
Duke Realty Corp., REIT (b)	791,000	27,804
Freddie Mac	844,400	48,139
JP Morgan Chase & Co.	1,112,000	46,704
Key Corp.	2,525,000	90,092
Lincoln National Corp.	850,000	47,974
Morgan Stanley	770,000	48,672
Regions Financial Corp. (b)	2,350,000	77,832
St. Paul Travelers Cos., Inc.	1,011,000	45,070
Washington Mutual, Inc. (b)	1,760,000	80,221

		605,714

Industrial—3.7%
Masco Corp. (b)	1,519,000	45,023
RR Donnelley & Sons Co.	1,406,700	44,944

		89,967

Healthcare—9.9%
GlaxoSmithKline PLC ADR	937,000	52,285
Merck & Co., Inc.	2,620,000	95,446
Pfizer, Inc.	4,065,700	95,422

		243,153

Materials & Processing—3.0%
Dow Chemical Co. (b)	1,122,000	43,792
Lyondell Chemical Co.	1,340,000	30,364

		74,156

Technology—2.0%
Seagate Technology, Inc. (a)(b)	2,200,000	49,808

Telecommunications—6.0%
ALLTEL Corp.	742,000	47,362
AT&T, Inc. (b)	1,720,000	47,971
Verizon Communications, Inc.	1,550,000	51,909

		147,242

	Shares	Value (000s)

Utilities—6.4%
DTE Energy Co. (b)	1,033,000	$42,085
KeySpan Corp.	786,000	31,754
Progress Energy, Inc. (b)	1,003,000	42,999
Sempra Energy	890,000	40,477

		157,315

Total Common Stock (cost—$2,091,718)		2,251,927

SHORT-TERM INVESTMENTS—24.5%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d) —17.2%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$25,000	24,956
5.376% due 7/6/06	20,000	19,982
Bank of America Corp.,
5.13% due 8/22/06, FRN	10,000	10,011
Bank of America N.A.,
5.363% due 6/19/07, FRN	20,000	20,000
Bavaria TRR Corp.,
5.353% due 7/28/06	20,000	19,917
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	1,000	1,000
Canadian Imperial Bank,
5.34% due 7/3/06	27,916	27,916
Countrywide Financial Corp.,
5.21% due 11/3/06, FRN	1,340	1,340
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	20,000	19,994
Davis Square Funding V Corp.,
5.345% due 7/18/06	10,000	9,973
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	8,000	8,002
ING Bank NV,
5.30% due 7/3/06	50,000	50,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	45,000	44,808
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.155% due 2/15/07, FRN	10,000	10,000
5.21% due 2/2/07, FRN	2,000	2,000
5.393% due 7/10/06	5,000	5,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	20,000	19,985
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.305% due 1/19/07	20,000	20,000
5.335% due 7/28/06	20,000	19,918
Park Sienna LLC,
5.336% due 7/7/06	20,000	19,979
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	20,000	19,998
5.368% due 6/20/07	15,000	14,998
5.369% due 4/5/07	10,000	10,004
Starbird Funding Corp.,
5.295% due 7/24/06	10,000	9,955

		421,736

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—7.3%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $179,743; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $137,458 including accrued interest; and Federal Home Loan Bank, 4.50%, due 5/21/07, valued at $45,809 including accrued interest (cost—$179,670)	$179,670	$179,670

Total Short-Term Investments (cost—$601,367)		601,406

Total Investments (cost—$2,693,085)—116.4%		2,853,333

Liabilities in excess of other assets—(16.4)%		(401,479)

Net Assets—100.0%		$2,451,854

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $407,515; cash collateral of $420,950 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from the securities on loan.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

26  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NFJ Large-Cap Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—85.6%

Consumer Discretionary—10.0%
Carnival Corp.	26,200	$1,094
CBS Corp.	77,000	2,083
Fortune Brands, Inc.	15,000	1,065
Gannett Co., Inc. (a)	39,000	2,181
Johnson Controls, Inc.	12,500	1,028
Limited Brands, Inc.	69,500	1,778
McDonald’s Corp. (a)	32,000	1,075
Paccar, Inc.	26,700	2,200

		12,504

Consumer Staples—5.1%
Altria Group, Inc.	29,000	2,130
Anheuser-Busch Cos., Inc.	24,000	1,094
Coca-Cola Enterprises, Inc.	52,000	1,059
Kimberly-Clark Corp.	35,000	2,160

		6,443

Energy—12.5%
Apache Corp.	50,000	3,413
ConocoPhillips	50,000	3,276
GlobalSantaFe Corp.	39,000	2,252
Occidental Petroleum Corp.	32,000	3,282
Valero Energy Corp.	52,000	3,459

		15,682

Financial Services—29.7%
Allstate Corp.	78,000	4,269
Bank of America Corp.	66,000	3,175
Citigroup, Inc.	66,000	3,184
Countrywide Financial Corp.	55,000	2,094
Equity Office Properties Trust, REIT	60,000	2,191
Fannie Mae	45,000	2,164
Key Corp.	90,000	3,211
Lehman Brothers Holdings, Inc. (a)	50,000	3,257
Marsh & McLennan Cos., Inc. (a)	40,000	1,076
MetLife, Inc. (a)	62,000	3,175
Simon Property Group, Inc., REIT	26,000	2,156
St. Paul Travelers Cos., Inc.	94,000	4,190
Washington Mutual, Inc. (a)	70,000	3,191

		37,333

Healthcare—6.0%
Cigna Corp.	23,000	2,266
HCA, Inc.	24,000	1,035
Johnson & Johnson	17,000	1,019
Merck & Co., Inc.	30,000	1,093
Pfizer, Inc.	91,000	2,136

		7,549

Industrial—6.8%
3M Co.	13,000	1,050
Burlington Northern Santa Fe Corp.	14,000	1,109
Deere & Co. (a)	13,000	1,085
Masco Corp. (a)	109,000	3,231
Northrop Grumman Corp.	33,000	2,114

		8,589

Materials & Processing—8.6%
Alcoa, Inc.	35,000	1,133
Dow Chemical Co.	81,000	3,161
Phelps Dodge Corp.	27,000	2,218
PPG Industries, Inc.	32,000	2,112
Weyerhaeuser Co.	35,000	2,179

		10,803

	Shares	Value (000s)

Technology—0.9%
Hewlett-Packard Co.	34,000	$1,077

Telecommunications—3.4%
AT&T, Inc.	76,000	2,120
Verizon Communications, Inc.	64,000	2,143

		4,263

Utilities—2.6%
TXU Corp.	54,000	3,229

Total Common Stock (cost—$99,515)		107,472

SHORT-TERM INVESTMENTS—18.4%

Collateral Invested for Securities on Loan (b) —11.9%

Allianz Dresdner Daily Asset Fund (c)	14,935,993	14,936

	Principal Amount (000s)

Repurchase Agreement—6.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $8,204; collateralized by Federal Home Loan Bank, 3.875%-4.125%, due 6/8/07-10/19/07, valued at $8,367 including accrued interest (cost—$8,201)	$8,201	8,201

Total Short-Term Investments (cost—$23,137)		23,137

Total Investments (cost—$122,652)—104.0%		130,609

Liabilities in excess of other assets—(4.0)%		(5,082)

Net Assets—100.0%		$125,527

Notes to Schedule of Investments
(amounts in thousands):

(a) All or portion on loan with an aggregate market value of $14,484; cash collateral of $14,935 was received with which the Fund purchased short-term investments.

(b) Security purchased with the cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:

REIT — Real Estate Investment Trust.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  27

Schedule of Investments
NFJ Small-Cap Value Fund
June 30, 2006

		Value
	Shares	(000s)

COMMON STOCK—97.4%

Consumer Discretionary—10.5%
ArvinMeritor, Inc. (a)	2,073,000	$35,635
Borders Group, Inc.	1,586,000	29,278
Brown Shoe Co., Inc.	1,035,100	35,276
Cato Corp., Class A	1,445,500	37,366
CKE Restaurants, Inc. (a)	150,000	2,491
Claire’s Stores, Inc.	1,127,000	28,750
Ethan Allen Interiors, Inc. (a)	945,000	34,540
Handleman Co. (a)(d)	1,117,000	9,104
Intrawest Corp.	470,800	15,000
Journal Register Co. (d)	2,213,000	19,828
Kellwood Co. (a)	1,215,000	35,563
Lancaster Colony Corp.	690,000	27,234
M.D.C. Holdings, Inc. (a)	458,000	23,784
M/I Homes, Inc. (a)	657,400	23,062
Russell Corp. (a)	1,240,000	22,518
Sturm, Ruger & Co., Inc. (a)	475,000	2,969
United Auto Group, Inc. (a)	1,798,000	38,387

		420,785

Consumer Staples—8.4%
Chiquita Brands International, Inc. (a)	1,621,000	22,337
Corn Products International, Inc. (a)	1,348,000	41,249
Fresh Del Monte Produce, Inc. (a)	1,573,200	27,169
JM Smucker Co.	919,500	41,102
Loews Corp. - Carolina Group	825,000	42,380
PepsiAmericas, Inc.	1,580,000	34,934
Pilgrim’s Pride Corp. (a)	1,315,900	33,950
Ruddick Corp.	1,280,700	31,390
Sanderson Farms, Inc. (a)	725,000	20,293
Universal Corp. (a)	1,126,500	41,928

		336,732

Energy—11.9%
Berry Petroleum Co., Class A (a)	1,255,400	41,616
Buckeye Partners L.P., UNIT (a)	870,000	36,618
Cabot Oil & Gas Corp. (a)	945,000	46,305
Frontier Oil Corp. (a)	1,744,000	56,506
Holly Corp.	1,210,000	58,322
Magellan Midstream Partners L.P., UNIT (a)	1,295,000	44,004
Range Resources Corp.	1,525,000	41,465
Ship Finance International Ltd. (a)	48,750	844
St. Mary Land & Exploration Co. (a)	1,055,000	42,464
Tidewater, Inc. (a)	809,000	39,803
Valero L.P. (a)	395,000	19,493
Western Gas Resources, Inc.	908,000	54,344

		481,784

Financial Services—18.9%
Advance America, Cash Advance Centers, Inc.	200,900	3,524
American Equity Investment Life Holding Co.	748,300	7,977
American Financial Group,Inc.	1,072,000	45,989
AmerUs Group Co. (a)	727,100	42,572
BancorpSouth, Inc.	1,155,000	31,474
CBL & Assoc. Properties, Inc., REIT (a)	1,090,000	42,434
Delphi Financial Group, Inc., Class A	1,164,500	42,341
Equity One, Inc., REIT (a)	1,630,000	34,067

		Value
	Shares	(000s)

First Industrial Realty Trust, Inc., REIT (a)	1,067,000	$40,482
Fremont General Corp. (a)	1,650,000	30,624
Healthcare Realty Trust, Inc., REIT (a)	1,238,000	39,430
Hilb Rogal & Hobbs Co. (a)	997,000	37,158
HRPT Properties Trust, REIT	3,445,000	39,824
Infinity Property & Casualty Corp.	289,200	11,857
Kingsway Financial Services, Inc. (a)	677,100	12,249
LandAmerica Financial Group, Inc. (a)	586,000	37,856
Nationwide Health Properties, Inc.,
REIT (a)	1,993,000	44,862
New Plan Excel Realty Trust, Inc., REIT (a)	1,718,000	42,417
Old National Bancorp (a)	764,500	15,267
Potlatch Corp., REIT (a)	1,069,038	40,356
Provident Bankshares Corp.	1,053,000	38,319
Scottish Re Group Ltd. (a)	929,400	15,502
Susquehanna Bancshares, Inc.	940,000	22,466
Washington Federal, Inc.	1,600,000	37,104
WP Stewart & Co., Ltd.	360,900	5,493

		761,644

Healthcare—4.1%
Arrow International, Inc.	795,000	26,132
Diagnostic Products Corp.	658,300	38,293
Hillenbrand Industries, Inc.	590,000	28,615
Invacare Corp.	1,200,000	29,856
Owens & Minor, Inc.	1,251,000	35,779
West Pharmaceutical Services, Inc.	150,000	5,442

		164,117

Industrial—21.2%
Acuity Brands, Inc. (a)	965,000	37,548
Albany International Corp., Class A	943,000	39,974
Arkansas Best Corp. (a)	842,700	42,312
Banta Corp.	755,000	34,979
Barnes Group, Inc. (a)	1,498,000	29,885
Briggs & Stratton Corp. (a)	1,272,200	39,578
Crane Co.	1,016,000	42,266
Curtiss-Wright Corp.	1,218,000	37,612
Frontline Ltd. (a)	1,140,000	43,149
General Maritime Corp. (a)	1,065,000	39,362
Harsco Corp.	468,500	36,524
John H. Harland Co.	876,000	38,106
Kennametal, Inc.	710,000	44,198
Lennox International, Inc.	1,237,000	32,756
Lincoln Electric Holdings, Inc.	854,000	53,503
Mueller Industries, Inc. (a)	1,108,000	36,597
Regal-Beloit Corp.	814,500	35,960
Schawk, Inc. (a)	471,900	8,258
Simpson Manufacturing Co., Inc. (a)	575,000	20,729
Skywest, Inc.	1,696,000	42,061
Teekay Shipping Corp. (a)	983,400	41,145
Universal Forest Products, Inc.	419,200	26,297
Valmont Industries, Inc.	130,000	6,044
Werner Enterprises, Inc. (a)	2,124,000	43,054

		851,897

Information Technology—0.4%
Landauer, Inc.	320,000	15,328

		Value
	Shares	(000s)

Materials & Processing—10.4%
Agnico-Eagle Mines Ltd. (a)	1,460,000	$48,297
Cleveland-Cliffs, Inc. (a)	533,400	42,293
Commercial Metals Co.	760,000	19,532
Lubrizol Corp.	925,000	36,861
Massey Energy Co. (a)	870,000	31,320
Methanex Corp.	1,781,500	37,732
Olin Corp.	2,113,000	37,886
Quanex Corp. (a)	972,500	41,886
Rock-Tenn Co., Class A	938,000	14,961
RPM International, Inc. (a)	2,135,000	38,430
Sensient Technologies Corp. (a)	1,640,000	34,292
Sonoco Products Co.	1,174,000	37,157

		420,647

Technology—0.3%
Methode Electronics, Inc.	1,196,300	12,573

Telecommunications Services—0.8%
Iowa Telecommunications Services, Inc. (d)	1,678,000	31,748

Utilities—10.5%
Atmos Energy Corp.	1,430,000	39,911
Cleco Corp.	1,697,000	39,455
Duquesne Light Holdings, Inc. (a)	2,275,000	37,401
Energen Corp.	1,210,000	46,476
National Fuel Gas Co. (a)	1,145,000	40,235
Peoples Energy Corp. (a)	1,039,000	37,310
Southwest Gas Corp.	790,000	24,759
UGI Corp.	1,725,000	42,470
Vectren Corp.	1,400,000	38,150
Westar Energy, Inc.	1,835,000	38,627
WGL Holdings, Inc. (a)	1,280,000	37,056

		421,850

Total Common Stock (cost—$3,115,482)		3,919,105

SHORT-TERM INVESTMENTS—31.3%

	Principal
	Amount (000s)

Collateral Invested for Securities on Loan (c)—28.6%
Adirondack 2005-1 Corp.,
5.102% due 7/24/06	$20,000	19,909
5.281% due 7/5/06	15,000	14,974
5.376% due 7/6/06	20,000	19,982
Bank of America Corp.,
5.130% due 8/22/06, FRN	30,000	30,033
Bank of America N.A.,
5.363% due 6/19/07, FRN	50,000	50,000
5.383% due 7/3/06	120,000	120,000
Bavaria TRR Corp.,
5.307% due 7/5/06	40,000	39,971
5.342% due 7/3/06	20,000	19,991
5.353% due 7/28/06	35,000	34,855
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (b)	2,000	2,000
Canadian Imperial Bank,
5.340% due 7/3/06	36,472	36,472
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	170,000	170,000
Countrywide Financial Corp.,
5.210% due 11/3/06, FRN	10,000	10,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	20,000	19,994
Davis Square Funding IV Corp.,
5.357% due 7/31/06	52,000	51,763

28  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
NFJ Small-Cap Value Fund
June 30, 2006

	Principal Amount	Value
	(000s)	(000s)

Davis Square Funding V Corp.,
5.345% due 7/18/06	$28,000	$27,926
Giro Funding U.S. Corp.,
5.371% due 8/7/06	40,000	39,775
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (b)	10,000	10,002
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (b)	3,000	2,999
ING Bank NV,
5.30% due 7/3/06	50,000	50,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	15,000	14,936
Links Finance LLC,
5.321% due 1/25/07, FRN (b)	15,000	14,999
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.155% due 2/15/07, FRN	10,000	10,000
5.21% due 2/2/07, FRN	10,000	10,000
5.392% due 7/10/06	15,000	15,000
5.393% due 7/10/06	40,000	40,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	60,000	59,956
Natexis Banques Populaires,
5.367% due 5/11/07, FRN	10,000	10,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (b)	$2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	30,000	29,876
Park Sienna LLC,
5.336% due 7/7/06	49,000	48,949
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	10,000	9,959
Sigma Finance, Inc., FRN (b),
5.368% due 6/20/07	30,000	29,995
5.369% due 4/5/07	20,000	20,008
Starbird Funding Corp.,
5.295% due 7/24/06	25,000	24,887
Tango Finance Corp.,
5.353% due 4/16/07, FRN (b)	10,000	10,000
Toyota Motor Credit Corp.,
5.13% due 9/6/06, FRN	18,000	18,001

		1,149,212

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $110,448; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $112,611 including accrued interest (cost—$110,403)	110,403	110,403

Total Short-Term Investments (cost—$1,259,262)		1,259,615

Total Investments (cost—$4,374,744)—128.7%		5,178,720

Liabilities in excess of other assets—(28.7)%		(1,155,579)

Net Assets—100.0%		$4,023,141

Notes to Schedule of Investments
(amounts in thousands):

(a) All or portion on loan with an aggregate market value of $1,112,075; cash collateral of $1,146,381 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) Affiliated fund or security.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

UNIT — More than one class of securities traded together.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  29

Schedule of Investments
OCC Renaissance Fund
June 30, 2006

		Value
	Shares	(000s)

COMMON STOCK—97.8%

Aerospace—4.5%
DRS Technologies, Inc. (b)	667,000	$32,516
Goodrich Corp.	694,000	27,961
L-3 Communications Holdings, Inc. (b)	795,000	59,959

		120,436

Building/Construction—2.4%
Centex Corp.	568,000	28,570
Lennar Corp., Class A	800,000	35,496

		64,066

Capital Goods—3.1%
Parker Hannifin Corp.	250,000	19,400
Zebra Technologies Corp., Class A (a)(b)	1,858,000	63,469

		82,869

Commercial Products—1.0%
ChoicePoint, Inc. (a)	618,000	25,814

Consumer Discretionary—8.0%
CDW Corp. (b)	557,000	30,440
Claire’s Stores, Inc.	1,690,000	43,112
Family Dollar Stores, Inc. (b)	858,000	20,961
K-Swiss, Inc.	1,046,000	27,928
Oshkosh Truck Corp., Class B	1,124,000	53,413
TJX Cos., Inc.	1,726,000	39,456

		215,310

Consumer Services—7.7%
Lamar Advertising Co., Class A (a)(b)	1,080,000	58,169
Royal Caribbean Cruises Ltd. (b)	1,900,000	72,675
WPP Group PLC	6,300,000	76,154

		206,998

Energy—7.2%
Canadian Oil Sands Trust, UNIT	860,000	27,735
ConocoPhillips	275,000	18,020
Input/Output, Inc. (a)(b)	2,284,000	21,584
National-Oilwell, Inc. (a)(b)	1,240,000	78,517
Range Resources Corp.	783,000	21,290
XTO Energy, Inc.	600,000	26,562

		193,708

Financial Services—30.5%
Ambac Financial Group, Inc.	400,000	32,440
CIT Group, Inc.	1,862,000	97,364
Citigroup, Inc.	800,000	38,592
Conseco, Inc. (a)(b)	2,225,000	51,398
Countrywide Financial Corp.	2,000,000	76,160
JP Morgan Chase & Co.	1,237,000	51,954
M&T Bank Corp.	265,000	31,249
MBIA, Inc. (b)	355,000	20,785
MGIC Investment Corp.	610,000	39,650
National City Corp. (b)	1,300,000	47,047
PartnerRe Ltd. (b)	485,000	31,064
Platinum Underwriters Holdings Ltd.	1,279,000	35,786
Reinsurance Group of America (b)	1,103,000	54,213
Stancorp Financial Group, Inc.	600,900	30,592
Wachovia Corp. (b)	800,000	43,264
Wells Fargo & Co.	700,000	46,956
Zions Bancorporation	1,144,000	89,163

		817,677

		Value
	Shares	(000s)

Healthcare—11.2%
Barr Laboratories, Inc. (a)	295,000	$14,069
Beckman Coulter, Inc. (b)	479,000	26,609
Invitrogen Corp. (a)(b)	661,000	43,672
Laboratory Corp. of America Holdings (a)(b)	700,000	43,561
Omnicare, Inc. (b)	915,000	43,389
PDL BioPharma, Inc. (a)(b)	998,000	18,373
Pfizer, Inc.	1,800,000	42,246
Sanofi-Aventis ADR	500,000	48,715
WellPoint, Inc. (a)	250,000	18,193

		298,827

Materials & Processing—0.7%
Smurfit-Stone Containers Corp. (a)	1,677,000	18,346

Technology—9.9%
Ametek, Inc.	445,000	21,084
Amphenol Corp., Class A	442,000	24,734
CACI International, Inc. (a)	703,000	41,006
Gentex Corp. (b)	3,519,000	49,266
Jabil Circuit, Inc.	588,400	15,063
KLA-Tencor Corp. (b)	879,000	36,540
Mantech International Corp. (a)	347,000	10,709
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	2,059,981	18,911
Thermo Electron Corp. (a)(b)	1,354,000	49,069

		266,382

Telecommunications—3.3%
Anixter International, Inc. (b)	255,000	12,102
AT&T, Inc. (b)	1,800,000	50,202
Motorola, Inc.	1,250,000	25,188

		87,492

Transportation—2.9%
Continental Airlines, Inc. (a)(b)	650,000	19,370
Union Pacific Corp.	250,000	23,240
UTI Worldwide, Inc.	1,426,000	35,978

		78,588

Utilities—5.4%
Dominion Resources, Inc. (b)	600,000	44,874
DPL, Inc. (b)	795,000	21,306
Duke Energy Corp. (b)	2,029,560	59,608
SCANA Corp.	515,000	19,869

		145,657

Total Common Stock (cost—$2,440,090)		2,622,170

EXCHANGE-TRADED FUNDS—1.5%

iShares Russell Midcap Value Index Fund (b)	155,600	20,566
iShares S&P MidCap 400 (b)	267,600	19,944

Total Exchange-Traded Funds (cost—$42,248)		40,510

SHORT-TERM INVESTMENTS—20.6%

Collateral Invested for Securities on Loan (d)—19.6%
Allianz Dresdner Daily Asset Fund (e)	95,000,000	95,000

	Principal Amount	Value
	(000s)	(000s)

Bank of America Corp.,
5.13% due 8/22/06, FRN	$25,000	$25,027
Bank of America N.A.,
5.363% due 6/19/07, FRN	20,000	20,000
5.383% due 7/3/06	45,000	45,000
Bavaria TRR Corp.,
5.307% due 7/5/06	25,000	24,982
Bayerische Landesbank,
5.373% due 1/24/07, FRN	1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	5,000	5,001
Canadian Imperial Bank,
5.34% due 7/3/06	35,979	35,979
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	92,000	92,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	44,000	44,009
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (c)	3,000	2,999
KKR Atlantic Funding Trust,
5.323% due 7/21/06	8,500	8,464
Morgan Stanley,
5.21% due 2/2/07, FRN	10,000	10,000
5.392% due 7/10/06	2,000	2,000
5.393% due 7/10/06	30,000	30,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	28,000	27,988
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	5,000	5,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	20,000	19,917
Sigma Finance, Inc., FRN (c),
5.368% due 6/20/07	10,000	9,998
5.369% due 4/5/07	5,000	5,002
Starbird Funding Corp.,
5.295% due 7/24/06	15,000	14,932

		524,298

Repurchase Agreement—1.0%

State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $26,102; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $26,616 including accrued interest (cost—$26,091)	26,091	26,091

Total Short-Term Investments (cost—$550,351)		550,389

Total Investments (cost—$3,032,689) (f)—119.9%		3,213,069

Liabilities in excess of other assets—(19.9)%		(532,238)

Net Assets—100.0%		$2,680,831

30  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
OCC Renaissance Fund
June 30, 2006

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $506,049; cash collateral of $522,831 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from the securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $124,870, which represents 4.66% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

UNIT — More than one class of securities traded together.

See accompanying Notes to Financial Statements| 6.30.06 | Allianz Funds Annual Report  31

Schedule of Investments
 OCC Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.4%

Building/Construction—2.6%
D.R. Horton, Inc.	700,000	$16,674
Lennar Corp., Class A (b)	700,000	31,059

		47,733

Capital Goods—4.3%
Honeywell International, Inc. (b)	900,000	36,270
Parker Hannifin Corp.	550,000	42,680

		78,950

Consumer Discretionary—5.5%
Family Dollar Stores, Inc. (b)	1,250,000	30,538
Federated Department Stores, Inc. (b)	1,000,000	36,600
TJX Cos., Inc.	1,500,000	34,290

		101,428

Consumer Services—4.5%
Carnival Corp.	2,000,000	83,480

Energy—7.4%
ChevronTexaco Corp.	1,400,000	86,884
Exxon Mobil Corp.	800,000	49,080

		135,964

Financial Services—40.7%
American International Group, Inc.	1,200,000	70,860
Bank of America Corp.	1,500,000	72,150
Citigroup, Inc.	1,700,000	82,008
Countrywide Financial Corp. (b)	2,700,000	102,816
Everest Re Group Ltd.	250,000	21,643
JP Morgan Chase & Co. (b)	1,900,000	79,800
MBIA, Inc. (b)	1,075,839	62,990
Merrill Lynch & Co., Inc.	500,000	34,780
MetLife, Inc. (b)	1,200,000	61,452
Morgan Stanley (b)	600,000	37,926
National City Corp. (b)	500,000	18,095
Wachovia Corp.	650,000	35,152
Wells Fargo & Co.	1,000,000	67,080

		746,752

Healthcare—13.2%
Pfizer, Inc.	5,000,000	117,350
Sanofi-Aventis ADR	900,000	87,687
WellPoint, Inc. (a)	500,000	36,385

		241,422

Materials & Processing—3.4%
Lyondell Chemical Co.	900,000	20,394
Temple-Inland, Inc.	1,000,000	42,870

		63,264

Multi-Media—1.0%
Dow Jones & Co., Inc. (b)	500,000	17,505

Technology—3.1%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	6,179,942	56,732

Telecommunications—7.4%
ALLTEL Corp. (b)	300,000	19,149
AT&T, Inc. (b)	3,100,000	86,459
Motorola, Inc. (b)	1,500,000	30,225

		135,833

	Shares	Value (000s)

Transportation—0.8%
Continental Airlines, Inc. (a)(b)	500,000	$14,900

Utilities—4.5%
Dominion Resources, Inc. (b)	1,100,000	82,269

Total Common Stock (cost—$1,721,206)		1,806,232

SHORT-TERM INVESTMENTS—15.3%

Collateral Invested for Securities on Loan (d)—14.7%
Allianz Dresdner Daily Asset Fund (e)	189,611,727	189,612

	Principal Amount (000s)

Bayerische Landesbank,
5.373% due 1/24/07, FRN	$1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	20,000	20,004
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (c)	4,000	3,999
Morgan Stanley,
5.210% due 2/2/07, FRN	7,000	7,000
5.392% due 7/10/06	2,000	2,000
5.393% due 7/10/06	30,000	30,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	4,000	4,000
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	10,000	10,004

		269,619

Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $10,948; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $11,163 including accrued interest (cost—$10,944)	10,944	10,944

Total Short-Term Investments (cost—$280,559)		280,563

Total Investments (cost—$2,001,765) (f)—113.7%		2,086,795

Liabilities in excess of other assets—(13.7)%		(251,595)

Net Assets—100.0%		$1,835,200

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $261,358; cash collateral of $269,621 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $87,687, which represents 4.78% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

32  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
PEA Equity Premium Strategy Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Building—3.0%
Centex Corp.	40,900	$2,057

Capital Goods—5.5%
Eaton Corp. (b)	17,500	1,320
Illinois Tool Works, Inc.	23,800	1,130
Tyco International Ltd.	46,800	1,287

		3,737

Commercial Products—1.0%
ChoicePoint, Inc. (a)	15,900	664

Consumer Discretionary—11.4%
Best Buy Co., Inc. (b)	24,400	1,338
Federated Department Stores, Inc.	93,000	3,404
Kohl’s Corp. (a)	42,400	2,507
Sears Holding Corp. (a)	2,900	449

		7,698

Consumer Services—1.9%
Harley-Davidson, Inc. (c)	22,800	1,252

Consumer Staples—2.4%
Altria Group, Inc. (b)	12,200	896
Colgate-Palmolive Co.	12,400	743

		1,639

Energy—15.0%
Arch Coal, Inc.	28,200	1,195
ConocoPhillips	47,800	3,132
Exxon Mobil Corp.	44,700	2,742
National-Oilwell, Inc. (a)(b)	12,100	766
Peabody Energy Corp.	21,000	1,171
Valero Energy Corp. (b)	16,500	1,098

		10,104

Financial Services—18.0%
Ambac Financial Group, Inc.	14,400	1,168
American International Group, Inc.	17,300	1,021
Bank of America Corp. (b)	23,600	1,135
Capital One Financial Corp. (b)	19,200	1,641
Countrywide Financial Corp. (b)	37,800	1,439
Goldman Sachs Group, Inc. (b)	9,200	1,384
JP Morgan Chase & Co. (b)	25,900	1,088
MGIC Investment Corp.	19,400	1,261
Wells Fargo & Co. (b)	29,900	2,006

		12,143

Healthcare—14.3%
Abbott Laboratories	32,800	1,431
Aetna, Inc. (b)	41,200	1,645
Biogen Idec, Inc. (a)(b)	33,000	1,529
Biomet, Inc.	18,700	585
Roche Holdings AG - Genusschein	12,100	1,997
Sanofi-Synthelabo S.A. ADR (b)	23,100	1,125
Wyeth	30,700	1,363

		9,675

Materials & Processing—3.4%
Freeport-McMoran Copper & Gold, Inc., Class B	3,400	188
Nucor Corp.	1,600	87
Phelps Dodge Corp.	24,700	2,029

		2,304

Multi-Media—1.0%
Dow Jones & Co., Inc.	20,000	700

	Shares	Value (000s)

Technology—18.0%
Apple Computer, Inc. (a) (b)	37,500	$2,142
Applied Materials, Inc.	38,200	622
Cisco Systems, Inc. (a)(b)	106,800	2,086
EMC Corp. (a)	74,000	812
Hewlett-Packard Co. (b)	52,500	1,663
Microsoft Corp.	29,400	685
Motorola, Inc.	30,700	618
Nokia Corp. ADR (b)	74,100	1,501
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (b)	218,152	2,003

		12,132

Transportation—3.3%
Continental Airlines, Inc. (a)	37,400	1,114
Union Pacific Corp. (b)	11,800	1,097

		2,211

Total Common Stock (cost—$66,249)		66,316

SHORT-TERM INVESTMENTS—3.3%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—1.7%
Canadian Imperial Bank,
5.34% due 7/3/06	$1,135	1,135

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $1,105; collateralized by Federal Home Loan Bank, 4.25%, due 4/16/07, valued at $1,128 including accrued interest (cost—$1,105)	1,105	1,105

Total Short-Term Investments (cost—$2,240)		2,240

Total Investments before options written (cost—$68,489) (e)—101.5%		68,556

OPTIONS WRITTEN (a)—(1.1)%
	Contracts

Call Options—(1.1)%
Aetna, Inc. (CBOE)
strike price $42.50, expires 7/22/06	300	(10)
Altria Group, Inc. (AMEX)
strike price $75, expires 7/22/06	120	(14)
AMEX Oil Index (AMEX)
strike price $1,160, expires 7/22/06	30	(71)
strike price $1,200, expires 8/19/06	30	(65)
Apple Computer, Inc. (CBOE)
strike price $70, expires 8/19/06	300	(9)
Best Buy Co., Inc. (CBOE)
strike price $57.50, expires 8/19/06	200	(26)

	Contracts	Value (000s)

Biogen Idec, Inc. (CBOE)
strike price $50, expires 8/19/06	200	$(17)
BKX Index (PHLX)
strike price $110, expires 8/19/06	300	(34)
Capital One Financial Corp. (CBOE)
strike price $90, expires 8/19/06	150	(16)
Cisco Systems, Inc. (CBOE)
strike price $21.50, expires 8/18/06	750	(16)
strike price $22.50, expires 7/22/06	700	(4)
Countrywide Financial Corp. (CBOE)
strike price $40, expires 8/19/06	250	(24)
Eaton Corp. (CBOE)
strike price $75, expires 7/22/06	175	(27)
Federated Department Stores, Inc. (OTC)
strike price $38.50, expires 8/19/06	600	(43)
Goldman Sachs Group, Inc. (CBOE)
strike price $160, expires 8/19/06	80	(13)
Harley-Davidson, Inc. (CBOE)
strike price $57.50, expires 8/19/06	200	(24)
Hewlett-Packard Co. (CBOE)
strike price $35, expires 7/22/06	300	(2)
Kohl’s Corp. (OTC)
strike price $63.50, expires 8/19/06	300	(23)
MGIC Investment Corp. (OTC)
strike price $67, expires 8/25/06	175	(20)
National-Oilwell, Inc. (CBOE)
strike price $70, expires 8/19/06	120	(20)
Nokia, Corp. (CBOE)
strike price $22.50, expires 8/19/06	500	(12)
Phelps Dodge (OTC)
strike price $98, expires 8/11/06	200	(12)
S&P 500 Index (CBOE)
strike price $1,275, expires 7/22/06	50	(65)
strike price $1,285, expires 8/19/06	30	(54)
strike price $1,305, expires 7/22/06	20	(4)
Sanofi-Aventis (CBOE)
strike price $50, expires 8/19/06	200	(30)
Taiwan Semi-conductor Co., Ltd. (OTC)
strike price $9.50, expires 8/11/06	1,000	(21)
Union Pacific Corp. (PHLX)
strike price $95, expires 8/19/06	100	(26)
Valero Energy Corp. (CBOE)
strike price $67.50, expires 8/19/06	160	(53)

Total Options Written (premiums received—$605)		(755)

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  33

Schedule of Investments (cont.)
 PEA Equity Premium Strategy Fund
June 30, 2006

Value (000s)

Total Investments net of options written (cost—$67,884)—100.4%	$67,801

Liabilities in excess of other assets—(0.4)%	(276)

Net Assets—100.0%	$67,525

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) All or portion on loan with an aggregate market value of $1,085; cash collateral of $1,120 was received with which the Fund purchased short-term investments.

(d) Security purchased with the cash proceeds from securities on loan.

(e) Securities with an aggregate value of $1,997, which represents 2.96% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

AMEX — American Stock Exchange

CBOE — Chicago Board Options Exchange

OTC — Over-the-Counter

PHLX — Philadelphia Stock Exchange

34  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
PEA Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.9%

Aerospace—1.4%
United Technologies Corp.	117,200	$7,433

Commercial Products—1.9%
Accenture Ltd.	348,700	9,875

Consumer Discretionary—11.5%
Best Buy Co., Inc. (b)	272,300	14,933
Federated Department Stores, Inc.	624,800	22,868
Kohl’s Corp. (a)(b)	199,200	11,777
Staples, Inc.	465,800	11,328

		60,906

Consumer Services—3.0%
Starwood Hotels & Resorts Worldwide, Inc. (b)	266,300	16,068

Consumer Staples—6.8%
Colgate-Palmolive Co.	194,800	11,669
Hershey Foods Corp. (b)	106,200	5,848
Kellogg Co. (b)	121,800	5,899
PepsiCo, Inc.	177,700	10,669
Wm. Wrigley Jr. Co. (b)	44,800	2,032

		36,117

Energy—10.8%
Arch Coal, Inc. (b)	286,000	12,118
ConocoPhillips	126,600	8,296
Exxon Mobil Corp.	134,000	8,221
Peabody Energy Corp.	181,100	10,096
Valero Energy Corp.	278,600	18,533

		57,264

Financial Services—13.5%
Amvescap PLC	998,100	9,131
Capital One Financial Corp. (b)	86,900	7,426
CB Richard Ellis Group, Inc., Class A (a)	203,000	5,055
Goldman Sachs Group, Inc.	70,100	10,545
Host Marriot Corp., REIT	120,311	2,631
Lehman Brothers Holdings, Inc.	36,700	2,391
MGIC Investment Corp.	261,900	17,023
Philadelphia Consolidated Holding Co. (a)(b)	226,800	6,886
SLM Corp. (b)	196,200	10,383

		71,471

Healthcare—21.0%
Abbott Laboratories	318,600	13,894
Amgen, Inc. (a)(b)	151,100	9,856
Biogen Idec, Inc. (a)	158,100	7,325
Caremark Rx, Inc. (b)	215,100	10,727
DENTSPLY International, Inc.	97,400	5,903
Gilead Sciences, Inc. (a)(b)	138,000	8,164
Roche Holdings AG	104,200	17,194
St. Jude Medical, Inc. (a)	314,600	10,199
Stryker Corp. (b)	231,700	9,757
UnitedHealth Group, Inc.	179,600	8,043
Wyeth	230,900	10,254

		111,316

Hotels/Gaming—1.0%
Hilton Hotels Corp.	194,400	5,498

Materials & Processing—2.8%
Phelps Dodge Corp.	74,000	6,080
Precision Castparts Corp.	145,100	8,671

		14,751

	Shares	Value (000s)

Technology—21.8%
Apple Computer, Inc. (a)	261,400	$14,931
Broadcom Corp., Class A (a)(b)	240,900	7,239
Cisco Systems, Inc. (a)	1,061,300	20,727
EMC Corp. (a)	1,612,600	17,690
Google, Inc., Class A (a)(b)	45,700	19,163
Hewlett-Packard Co.	418,700	13,265
IAC/InterActiveCorp (a)(b)	137,000	3,629
Microsoft Corp.	466,600	10,872
SAP AG ADR (b)	155,400	8,162

		115,678

Telecommunications—3.2%
Corning, Inc. (a)	250,600	6,062
NII Holdings, Inc., Class B (a)(b)	192,400	10,847

		16,909

Transportation—1.2%
Norfolk Southern Corp.	114,100	6,072

Total Common Stock (cost—$487,131)		529,358

SHORT-TERM INVESTMENTS—20.0%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—19.6%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$5,000	4,991
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,006
Bank of America N.A.,
5.383% due 7/3/06	10,000	10,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	13,941	13,941
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	25,000	25,000
Davis Square Funding IV Corp.,
5.357% due 7/31/06	8,000	7,964
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	7,000	7,002
Morgan Stanley,
5.21% due 2/2/07, FRN	1,000	1,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Park Sienna LLC,
5.336% due 7/7/06	15,000	14,984
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	5,000	5,002

		103,888

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $1,764; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $1,799 including accrued interest (cost—$1,763)	$1,763	$1,763

Total Short-Term Investments (cost—$105,644)		105,651

Total Investments (cost—$592,775) (e)—119.9%		635,009

Liabilities in excess of other assets—(19.9)%		(105,358)

Net Assets—100.0%		$529,651

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $100,539; cash collateral of $103,662 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Securities with an aggregate value of $26,326, which represents 4.97% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  35

Schedule of Investments
RCM Large-Cap Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Aerospace—4.4%
Boeing Co.	131,000	$10,730
United Technologies Corp.	213,450	13,537

		24,267

Capital Goods—4.4%
Fluor Corp.	94,175	8,752
General Electric Co.	460,750	15,186

		23,938

Consumer Discretionary—7.2%
Coach, Inc. (a)	212,775	6,362
Federated Department Stores, Inc.	191,000	6,990
J.C. Penney Co., Inc.	134,275	9,065
Target Corp. (b)	133,150	6,507
Walgreen Co.	233,000	10,448

		39,372

Consumer Services—1.6%
Marriott International, Inc., Class A	226,000	8,615

Consumer Staples—7.4%
Colgate-Palmolive Co.	162,125	9,711
PepsiCo, Inc.	267,650	16,070
Procter & Gamble Co.	265,850	14,781

		40,562

Energy—10.8%
Canadian Natural Resources Ltd.	167,525	9,278
Halliburton Co. (b)	149,000	11,057
Schlumberger Ltd. (b)	143,500	9,343
Transocean, Inc. (a)	137,850	11,072
Valero Energy Corp.	121,550	8,085
Weatherford International Ltd. (a)	207,650	10,304

		59,139

Financial Services—16.3%
AFLAC, Inc.	210,450	9,755
American International Group, Inc.	197,125	11,640
Citigroup, Inc.	354,775	17,114
Franklin Resources, Inc.	99,975	8,679
Genworth Financial, Inc., Class A	78,700	2,742
Legg Mason, Inc.	53,600	5,334
Merrill Lynch & Co., Inc.	155,450	10,813
U.S. Bancorp	406,900	12,565
Zions Bancorporation	140,550	10,955

		89,597

Healthcare—15.8%
Aetna, Inc.	179,000	7,148
Allergan, Inc.	65,500	7,026
Amgen, Inc. (a)	84,875	5,536
Genentech, Inc. (a)	84,425	6,906
Gilead Sciences, Inc. (a)(b)	174,800	10,341
Novartis AG ADR	151,900	8,191
Pfizer, Inc.	393,500	9,235
Shire Pharmaceuticals Group PLC ADR	148,075	6,549
Teva Pharmaceutical Industries Ltd. ADR	201,100	6,353
UnitedHealth Group, Inc.	122,000	5,463
Wyeth	193,900	8,611
Zimmer Holdings, Inc. (a)(b)	101,125	5,736

		87,095

	Shares	Value (000s)

Multi-Media—3.4%
Univision Communications, Inc., Class A (a)	261,775	$8,769
Walt Disney Co.	336,650	10,100

		18,869

Technology—19.8%
Apple Computer, Inc. (a)	184,075	10,514
Autodesk, Inc. (a)	240,000	8,270
Cognizant Technology Solutions Corp., Class A (a)	97,300	6,555
Corning, Inc. (a)	339,000	8,201
Google, Inc., Class A (a)	34,700	14,551
Hewlett-Packard Co.	495,500	15,698
Marvell Technology Group Ltd. (a)(b)	102,600	4,548
Microsoft Corp.	317,500	7,398
Motorola, Inc.	468,500	9,440
SanDisk Corp. (a)(b)	107,200	5,465
Seagate Technology, Inc. (a)(b)	178,000	4,030
Texas Instruments, Inc. (b)	202,925	6,147
Yahoo!, Inc. (a)(b)	238,000	7,854

		108,671

Telecommunications—4.5%
AT&T, Inc. (b)	407,500	11,365
Cisco Systems, Inc. (a)	440,625	8,605
QUALCOMM, Inc.	123,000	4,929

		24,899

Transportation—2.6%
Burlington Northern Santa Fe Corp.	73,400	5,817
FedEx Corp.	73,325	8,569

		14,386

Total Common Stock (cost—$492,914)		539,410

SHORT-TERM INVESTMENTS—12.9%

Collateral Invested for Securities on Loan (d)—11.0%

Allianz Dresdner Daily Asset Fund (e)	55,276,132	55,276

	Principal Amount (000s)

Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	$2,000	2,000
Morgan Stanley,
5.21% due 2/2/07, FRN	3,000	3,000

		60,276

Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $10,659; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $10,871 including accrued interest (cost—$10,655)	10,655	10,655

Total Short-Term Investments (cost—$70,931)		70,931

Total Investments (cost—$563,845)—111.1%		610,341

Liabilities in excess of other assets—(11.1)%		(60,924)

Net Assets—100.0%		$549,417

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $58,415; cash collateral of $60,297 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

36  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
RCM Mid-Cap Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.5%

Building/Construction—1.5%
Foster Wheeler Ltd. (a)	38,500	$1,663

Capital Goods—4.8%
Cooper Industries Ltd., Class A	20,400	1,895
Ingersoll-Rand Co., Ltd., Class A	9,300	398
Intermec, Inc. (a)(b)	48,200	1,106
Rockwell Automation, Inc.	29,000	2,088

		5,487

Communications—2.7%
NeuStar, Inc., Class A (a)	38,800	1,309
NII Holdings, Inc., Class B (a)	30,800	1,737

		3,046

Consumer Discretionary—9.9%
Burger King Holdings, Inc. (a)(b)	84,500	1,331
Coach, Inc. (a)	58,400	1,746
Dick’s Sporting Goods, Inc. (a)(b)	48,100	1,905
Guitar Center, Inc. (a)	6,300	280
J.C. Penney Co., Inc.	8,900	601
Nordstrom, Inc. (b)	22,700	828
Polo Ralph Lauren Corp., Class A	40,800	2,240
Ross Stores, Inc. (b)	84,320	2,365

		11,296

Consumer Services—5.0%
Alliance Data Systems Corp. (a)	2,900	170
Corporate Executive Board Co.	12,200	1,222
Everest Re Group Ltd.	11,350	983
Getty Images, Inc. (a)(b)	28,500	1,810
UTI Worldwide, Inc.	47,006	1,186
XM Satellite Radio Holdings, Inc., Class A (a)	25,600	375

		5,746

Consumer Staples—4.6%
Clorox Co. (b)	20,800	1,268
Hansen Natural Corp. (a)(b)	13,400	2,551
United Natural Foods, Inc. (a)	41,600	1,374

		5,193

Energy—10.9%
Arch Coal, Inc.	26,990	1,144
Cameron International Corp. (a)	21,600	1,032
ENSCO International, Inc. (b)	49,200	2,264
National-Oilwell, Inc. (a)	39,300	2,488
Noble Energy, Inc.	8,800	412
Peabody Energy Corp.	27,500	1,533
Southwestern Energy Co. (a)	60,000	1,870
Tesoro Corp.	16,200	1,205
Weatherford International Ltd. (a)	9,900	491

		12,439

Environmental Services—1.2%
Republic Services, Inc.	33,900	1,368

Financial Services—6.3%
Affiliated Managers Group, Inc. (a)(b)	5,970	519
City National Corp.	17,430	1,135
Federated Investors, Inc.	41,250	1,299
Lazard Ltd., Class A (b)	58,050	2,345
Northern Trust Corp. (b)	4,850	268
Zions Bancorporation	20,080	1,565

		7,131

	Shares	Value (000s)

Healthcare—14.4%
Allergan, Inc.	23,186	$2,487
Biogen Idec, Inc. (a)	20,700	959
Celgene Corp. (a)(b)	38,990	1,849
Cytyc Corp. (a)	36,400	923
Endo Pharmaceuticals Holdings, Inc. (a)	44,800	1,477
Forest Laboratories, Inc. (a)	6,300	244
Health Net, Inc. (a)	21,500	971
Medco Health Solutions, Inc. (a)	29,080	1,666
Medimmune, Inc. (a)	26,800	726
Nektar Therapeutics, Inc. (a)(b)	30,400	558
Quest Diagnostics, Inc. (b)	5,500	330
Resmed, Inc. (a)	6,000	282
Shire Pharmaceuticals Group PLC ADR	48,100	2,127
Theravance, Inc. (a)	19,900	455
Varian Medical Systems, Inc. (a)	27,100	1,283

		16,337

Hotels/Gaming—3.7%
Starwood Hotels & Resorts Worldwide, Inc.	40,100	2,420
Station Casinos, Inc.	27,100	1,845

		4,265

Materials & Processing—3.8%
Air Products & Chemicals, Inc.	5,200	333
Ecolab, Inc.	7,400	300
Precision Castparts Corp.	41,400	2,474
Rohm & Haas Co.	23,700	1,188

		4,295

Metals & Mining—1.2%
Phelps Dodge Corp.	17,200	1,413

Multi-Media—1.9%
Univision Communications, Inc., Class A (a)	63,000	2,110

Technology—23.2%
Activision, Inc. (a)(b)	168,966	1,923
Ametek, Inc.	36,700	1,739
Autodesk, Inc. (a)	61,000	2,102
Broadcom Corp., Class A (a)(b)	38,600	1,160
CheckFree Corp. (a)	26,300	1,303
Cognizant Technology Solutions Corp., Class A (a)	25,810	1,739
Cognos, Inc. (a)	24,100	686
Eclipsys Corp. (a)(b)	50,100	910
Energy Conversion Devices, Inc. (a)(b)	19,400	707
Fisher Scientific International, Inc. (a)(b)	19,500	1,424
Global Payments, Inc.	23,400	1,136
Intersil Corp.	38,400	893
Lam Research Corp. (a)	20,300	946
Marvell Technology Group Ltd. (a)(b)	13,200	585
McAfee, Inc. (a)	14,700	357
MEMC Electronic Materials, Inc. (a)	15,520	582
Microchip Technology, Inc.	38,900	1,305
National Semi-conductor Corp. (b)	71,000	1,693
Red Hat, Inc. (a)	29,110	681
Redback Networks, Inc. (a)(b)	42,000	770
SanDisk Corp. (a)(b)	42,700	2,177
Seagate Technology, Inc. (a)(b)	66,500	1,506

		26,324

	Shares	Value (000s)

Telecommunications—1.5%
Ciena Corp. (a)	91,200	$439
Finisar Corp. (a)(b)	396,600	1,297

		1,736

Transportation—0.9%
Landstar System, Inc.	21,400	1,011

Total Common Stock (cost—$108,133)		110,860

SHORT-TERM INVESTMENTS—29.2%

Collateral Invested for Securities on Loan (c)—25.7%
Allianz Dresdner Daily Asset Fund (d)	29,167,946	29,168

	Principal Amount (000s)

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,037; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $4,116 including accrued interest cost—$4,035)	$4,035	4,035

Total Short-Term Investments (cost—$33,203)		33,203

Total Investments (cost—$141,336)—126.7%		144,063

Liabilities in excess of other assets—(26.7)%		(30,379)

Net Assets—100.0%		$113,684

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $28,177; cash collateral of $29,168 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  37

Statements of Assets and Liabilities
 June 30, 2006

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund	NFJ Dividend Value Fund

Assets:
Investments, at value	$1,758,344	$1,734,404	$36,108	$406,716	$2,853,333
Investments in Affiliates, at value	—	—	—	—	—
Cash	2,760	2,615	—	1	—
Foreign currency, at value	—	—	12	112	—
Securities lending interest receivable (net)	21	52	—	55	39
Receivable for investments sold	19,577	26,485	—	25,671	13,710
Receivable for Fund shares sold	10,133	2,685	47	1,142	49,784
Dividends and interest receivable (net of foreign taxes)	1,169	547	28	1,131	4,941
Dividends and interest receivable from Affiliates (net of foreign taxes)	—	—	—	—	—

	1,792,004	1,766,788	36,195	434,828	2,921,807

Liabilities:
Payable for investments purchased	83,415	79,541	38	34,543	43,309
Options written, at value	—	—	—	—	—
Payable for Fund shares redeemed	2,052	2,531	91	318	2,494
Payable for collateral for securities on loan	240,731	271,563	—	38,934	421,697
Investment advisory fees payable	526	514	19	171	828
Administration fees payable	339	337	14	158	639
Distribution fees payable	228	188	15	49	587
Servicing fees payable	124	131	7	49	399
Payable to securities lending agent	—	5,377	—	—	—

	327,415	360,182	184	74,222	469,953

Net Assets	$1,464,589	$1,406,606	$36,011	$360,606	$2,451,854

Net Assets Consist of:
Paid-in-capital	$1,274,296	$1,185,773	$32,905	$317,431	$2,223,445
Undistributed (dividends in excess of) net investment income	2,707	—	(37)	1,865	—
Accumulated net realized gain (loss)	104,588	133,195	2,042	15,386	68,161
Net unrealized appreciation/depreciation of investments options written and foreign currency transactions	82,998	87,638	1,101	25,924	160,248

Net Assets	$1,464,589	$1,406,606	$36,011	$360,606	$2,451,854

Net Assets:
Class R	$13,019	$40,579	$90	$11	$18,988
Other Classes	1,451,570	1,366,027	35,921	360,595	2,432,866

Shares Issued and Outstanding:
Class R	658	1,460	5	—	1,239
Other Classes	73,873	49,408	2,100	16,507	158,716

Net Asset Value and Redemption Price
Per Share (Net Asset Per Share Outstanding)
Class R	$19.79	$27.79	$17.31	$21.94	$15.33

Cost of Investments	$1,675,346	$1,646,766	$35,007	$380,636	$2,693,085

Cost of Investments in Affiliates	$—	$—	$—	$—	$—

Cost of Foreign Currency	$—	$—	$12	$110	$—

Premiums Received for Options Written	$—	$—	$—	$—	$—

38  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Renaissance Fund	OCC Value Fund	PEA Equity Premium Strategy Fund	PEA Growth Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$130,609	$5,118,040	$3,213,069	$2,086,795	$68,556	$635,009	$610,341	$144,063
—	60,680	—	—	—	—	—	—
1	224	—	—	38	—	4	1
—	—	—	—	—	—	—	—
—	222	48	17	—	7	3	3
—	—	4,616	23,760	641	140	2,283	2,039
11,187	14,805	1,769	870	212	42	1,433	52
207	6,627	2,262	2,656	133	239	445	26

—	785	—	—	—	—	—	—

142,004	5,201,383	3,221,764	2,114,098	69,580	635,437	614,509	146,184

1,282	—	1,925	—	—	—	4,099	3,226
—	—	—	—	755	—	—	—
137	25,230	11,120	7,147	77	1,139	339	32
14,936	1,148,858	524,260	269,615	1,135	103,881	60,276	29,168
39	1,924	1,337	677	33	217	200	44
33	1,034	829	563	21	172	127	24
32	662	944	555	21	270	24	4
18	534	518	341	13	107	27	2
—	—	—	—	—	—	—	—

16,477	1,178,242	540,933	278,898	2,055	105,786	65,092	32,500

$125,527	$4,023,141	$2,680,831	$1,835,200	$67,525	$529,651	$549,417	$113,684

$114,245	$2,938,333	$2,275,017	$1,662,009	$86,054	$689,885	$484,095	$442,721
106	40,768	1	10,943	1	2	1,167	—
3,219	240,064	225,444	77,218	(18,447)	(202,473)	17,659	(331,764)

7,957	803,976	180,369	85,030	(83)	42,237	46,496	2,727

$125,527	$4,023,141	$2,680,831	$1,835,200	$67,525	$529,651	$549,417	$113,684

$11	$46,876	$37,856	$23,965	$155	$769	$4,346	$185
125,516	3,976,265	2,642,975	1,811,235	67,370	528,882	545,071	113,499

1	1,474	1,891	1,484	19	40	319	63
7,107	126,590	128,642	114,506	8,215	27,051	39,608	38,125

$17.79	$31.80	$20.02	$16.15	$8.29	$19.36	$13.64	$2.92

$122,652	$4,287,121	$3,032,689	$2,001,765	$68,489	$592,775	$563,845	$141,336

$—	$87,623	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$605	$—	$—	$—

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  39

Statements of Operations
Year Ended June 30, 2006

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund	NFJ Dividend Value Fund

Investment Income:
Interest	$2,127	$1,734	$33	$401	$4,199
Dividends, net of foreign withholding taxes	14,401	11,628	364	5,006	47,770
Dividends from investments in Affiliates	—	—	—	—	—
Securities lending income (net)	174	278	—	131	321
Miscellaneous income	—	1	—	8	2
Total Income	16,702	13,641	397	5,546	52,292

Expenses:
Investment advisory fees	5,724	5,811	169	1,136	6,500
Administration fees	3,828	3,947	120	1,019	5,179
Distribution fees - Class R	23	74	—	—	18
Servicing fees - Class R	23	74	—	—	18
Distribution and/or servicing fees - Other Classes	3,892	3,555	186	549	8,141
Trustees’ fees	137	137	2	18	148
Interest expense	—	—	—	—	—
Shareholder communications expense	170	164	4	41	283
Tax expense	41	—	—	—	—
Total Expenses	13,838	13,762	481	2,763	20,287
Reimbursement by Adviser	—	—	(1)	—	—
Net Expenses	13,838	13,762	480	2,763	20,287

Net Investment Income (Loss)	$2,864	$(121)	$(83)	$2,783	$32,005

Realized and Change in Unrealized Gain:
Net realized gain on:
Investments	142,214	170,551	2,362	18,655	73,841
Investments in Affiliates	—	—	—	—	—
Options written	—	—	—	—	—
Foreign currency transactions	—	—	(46)	(692)	—
Payments from Affiliates**	—	806	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(39,151)	(36,988)	429	24,539	101,613
Affiliate investments	—	—	—	—	—
Options written	—	—	—	—	—
Foreign currency transactions	—	—	—	(150)	—

Net Realized and Change in Unrealized Gain	103,063	134,369	2,745	42,352	175,454

Net Increase in Net Assets Resulting from Investment Operations	$105,927	$134,248	$2,662	$45,135	$207,459

**     See Note 10

40  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Renaissance Fund	OCC Value Fund	PEA Equity Premium Strategy Fund	PEA Growth Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$127	$6,415	$2,436	$1,252	$56	$271	$345	$84
2,250	111,545	53,317	46,766	1,121	5,421	5,847	688
—	4,500	594	—	—	—	—	—
4	2,563	613	339	9	111	62	39
—	26	—	—	—	—	—	—
2,381	125,049	56,960	48,357	1,186	5,803	6,254	811

359	23,253	22,356	10,161	421	2,929	2,490	616
302	12,921	13,596	8,445	272	2,314	1,569	344
—	85	106	64	—	2	1	—
—	85	106	64	—	2	1	—
495	14,999	23,335	13,234	452	5,139	642	68
9	424	434	260	8	66	61	14
—	—	5	12	22	5	—	6
13	473	320	218	8	62	65	13
—	—	—	—	—	—	13	—
1,178	52,240	60,258	32,458	1,183	10,519	4,842	1,061
—	—	—	—	—	—	—	—
1,178	52,240	60,258	32,458	1,183	10,519	4,842	1,061

$1,203	$72,809	$(3,298)	$15,899	$3	$(4,716)	$1,412	$(250)

4,449	394,794	367,985	181,257	11,708	121,842	41,654	20,414
—	13,935	40,043	—	—	—	—	—
—	—	—	—	1,307	(379)	—	—
—	4	(214)	(297)	1	19	—	—
—	—	5,075	—	—	—	—	626

5,322	53,123	(150,395)	(15,043)	(7,393)	(61,416)	(2,480)	(5,403)
—	(22,540)	—	—	—	—	—	—
—	—	—	—	(157)	(87)	—	—
—	—	4	—	—	3	—	—

9,771	439,316	262,498	165,917	5,466	59,982	39,174	15,637

$10,974	$512,125	$259,200	$181,816	$5,469	$55,266	$40,586	$15,387

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  41

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Global Fund

Increase (Decrease) in Net Assets from:	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Investment Operations:
Net investment income (loss)	$2,864	$4,626	$(121)	$(452)	$(83)	$(31)
Net realized gain on investments and foreign currency transactions	142,214	53,995	170,551	79,769	2,316	690
Net realized gain on investments in Affiliates	—	—	—	—	—	—
Payments from Affiliates**	—	—	806	—	—	—
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(39,151)	29,013	(36,988)	27,806	429	379
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	—	—	—	—	—

Net increase (decrease) resulting from investment operations	105,927	87,634	134,248	107,123	2,662	1,038

Dividends and Distributions to Shareholders from:
Net investment income
Class R	(8)	(4)	—	—	—	—
Other Classes	(1,210)	(3,586)	—	—	—	—
Realized capital gains
Class R	—	—	—	—	(1)	(1)
Other Classes	—	—	—	—	(867)	(335)

Total Dividends and Distributions to Shareholders	(1,218)	(3,590)	—	—	(868)	(336)

Fund Share Transactions:
Shares sold
Class R	10,585	4,236	26,679	17,150	70	—
Other Classes	645,145	280,702	734,172	336,200	27,449	9,633
Issued in reinvestment of distributions
Class R	8	4	—	—	1	1
Other Classes	1,090	3,168	—	—	692	289
Cost of shares redeemed
Class R	(2,173)	(741)	(6,412)	(1,646)	(2)	—
Other Classes	(312,240)	(233,350)	(452,129)	(240,178)	(7,853)	(2,446)
Net increase (decrease) from Fund share transactions	342,415	54,019	302,310	111,526	20,357	7,477

Fund Redemption Fees	26	38	44	17	4	4

Total Increase (Decrease) in Net Assets	447,150	138,101	436,602	218,666	22,155	8,183

Net Assets:
Beginning of year	1,017,439	879,338	970,004	751,338	13,856	5,673

End of year*	$1,464,589	$1,017,439	$1,406,606	$970,004	$36,011	$13,856

*Including undistributed (dividends in excess of) net investment income of:	$2,707	$1,036	$—	$—	$(37)	$520

**	See Note 10

42  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NACM International Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund		OCC Renaissance Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

$2,783	$819	$32,005	$9,600	$1,203	$304	$72,809	$49,234	$(3,298)	$(23,651)

17,963	1,068	73,841	15,943	4,449	594	394,798	156,150	367,771	874,642
—	—	—	—	—	—	13,935	—	40,043
—	—	—	—	—	—	—	—	5,075	3,880

24,389	387	101,613	34,652	5,322	2,002	53,123	296,947	(150,391)	(975,852)

—	—	—	—	—	—	(22,540)	—	—	—

45,135	2,274	207,459	60,195	10,974	2,900	512,125	502,331	259,200	(120,981)

—	—	(175)	(7)	—	—	(521)	(98)	—	—
(968)	(224)	(33,854)	(10,687)	(1,089)	(328)	(62,477)	(38,906)	—	—

—	—	(59)	(1)	—	—	(2,324)	(403)	(7,637)	—
(3,448)	(397)	(19,213)	(4,648)	(1,604)	(665)	(295,853)	(158,747)	(649,610)	—

(4,416)	(621)	(53,301)	(15,343)	(2,693)	(993)	(361,175)	(198,154)	(657,247)	—

10	—	18,872	774	10	—	30,948	16,198	15,780	43,407
296,328	61,376	1,658,570	504,596	83,367	45,257	1,034,093	1,165,255	436,644	1,411,552

—	—	226	8	—	—	2,844	502	7,032	—
3,900	621	40,691	11,705	2,181	835	294,471	155,750	522,283	—

—	—	(1,600)	(19)	—	—	(8,549)	(2,679)	(25,419)	(13,488)
(50,857)	(3,434)	(215,584)	(68,504)	(23,268)	(5,800)	(976,110)	(688,248)	(2,770,531)	(2,685,156)
249,381	58,563	1,501,175	448,560	62,290	40,292	377,697	646,778	(1,814,211)	(1,243,685)

29	6	75	71	9	17	127	91	106	429

290,129	60,222	1,655,408	493,483	70,580	42,216	528,774	951,046	(2,212,152)	(1,364,237)

70,477	10,255	796,446	302,963	54,947	12,731	3,494,367	2,543,321	4,892,983	6,257,220

$360,606	$70,477	$2,451,854	$796,446	$125,527	$54,947	$4,023,141	$3,494,367	$2,680,831	$4,892,983

$1,865	$670	$—	$5,040	$106	$81	$40,768	$47,980	$1	$(24)

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  43

Statements of Changes in Net Assets (cont.)

Amounts in thousands	OCC Value Fund		PEA Equity Premium Strategy Fund		PEA Growth Fund

Increase (Decrease) in Net Assets from:	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Investment Operations:
Net investment income (loss)	$15,899	$16,064	$3	$426	$(4,716)	$(3,043)
Net realized gain on investments options written and foreign currency transactions	180,960	295,136	13,016	3,679	121,482	73,676
Payments from Affiliates**	—	1,230	—	39	—	877
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(15,043)	(204,166)	(7,550)	(175)	(61,500)	(59,025)

Net increase resulting from investment operations	181,816	108,264	5,469	3,969	55,266	12,485

Dividends and Distributions to Shareholders from:
Net investment income
Class R	(243)	(123)	—	(1)	—	—
Other Classes	(16,258)	(9,678)	(12)	(590)	—	—
Realized capital gains
Class R	(3,354)	(494)	(6)	—	—	—
Other Classes	(299,606)	(89,121)	(2,414)	—	—	—

Total Dividends and Distributions to Shareholders	(319,461)	(99,416)	(2,432)	(591)	—	—

Fund Share Transactions:
Receipts for shares sold
Class R	8,529	28,333	19	11	106	611
Other Classes	222,226	1,514,113	12,841	11,539	26,154	24,131
Issued in reinvestment of distributions
Class R	3,516	566	5	1	—	—
Other Classes	261,191	82,320	2,134	495	—	—
Cost of shares redeemed
Class R	(15,500)	(8,625)	(5)	(12)	(10)	(21)
Other Classes	(1,239,675)	(1,567,404)	(26,097)	(27,465)	(167,675)	(199,849)
Net increase (decrease) from Fund share transactions	(759,713)	49,303	(11,103)	(15,431)	(141,425)	(175,128)

Fund Redemption Fees	37	671	1	9	4	10

Total Increase (Decrease) in Net Assets	(897,321)	58,822	(8,065)	(12,044)	(86,155)	(162,633)

Net Assets:
Beginning of year	2,732,521	2,673,699	75,590	87,634	615,806	778,439

End of year*	$1,835,200	$2,732,521	$67,525	$75,590	$529,651	$615,806

*Including undistributed net investment income of:	$10,943	$28,784	$1	$—	$2	$—

**        See Note 10

44  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

$1,412	$2,315	$(250)	$(336)

41,654	19,940	20,414	10,675
—	—	626	—

(2,480)	973	(5,403)	(7,006)

40,586	23,228	15,387	3,333

—	—	—	—
(1,358)	(1,216)	—	—

—	—	—	—
—	—	—	—

(1,358)	(1,216)	—	—

4,230	72	40	124
169,350	165,246	20,994	22,790

—	—	—	—
1,258	1,137	—	—

(75)	(40)	(5)	(10)
(172,750)	(239,028)	(45,960)	(136,048)
2,013	(72,613)	(24,931)	(113,144)

6	19	2	3

41,247	(50,582)	(9,542)	(109,808)

508,170	558,752	123,226	233,034

$549,417	$508,170	$113,684	$123,226

$1,167	$1,100	$—	$—

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  45

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (a)	Total Income from Investment Operations	Dividends from Net Investment Income

CCM Capital Appreciation Fund
Class R
6/30/2006	$18.07	$(0.01)	$1.75	$1.74	$(0.02)
6/30/2005	16.44	0.02	1.66	1.68	(0.05)
6/30/2004	14.21	(0.05)	2.28	2.23	—
12/31/2002 - 6/30/2003	12.72	(0.03)	1.52	1.49	—

CCM Mid-Cap Fund
Class R
6/30/2006	$24.73	$(0.08)	$3.14	$3.06	$—
6/30/2005	21.56	(0.08)	3.25	3.17	—
6/30/2004	17.58	(0.14)	4.12	3.98	—
12/31/2002 - 6/30/2003	15.58	(0.07)	2.07	2.00	—

NACM Global Fund
Class R
6/30/2006	$15.34	$(0.05)	$2.70	$2.65	$—
6/30/2005	14.18	(0.05)	1.81	1.76	—
6/30/2004	11.70	(0.10)	3.52	3.42	—
12/31/2002 - 6/30/2003	10.40	(0.03)	1.33	1.30	—

NACM International Fund
Class R
1/10/2006 - 6/30/2006	$20.25	$0.17	$1.52	$1.69	$—

NFJ Dividend Value Fund
Class R
6/30/2006	$13.73	$0.32	$1.89	$2.21	$(0.39)
6/30/2005	12.53	0.26	1.39	1.65	(0.30)
6/30/2004	10.51	0.26	2.05	2.31	(0.20)
12/31/2002 - 6/30/2003	9.77	0.13	0.71	0.84	(0.10)

NFJ Large-Cap Value Fund
Class R
1/10/2006 - 6/30/2006	$17.02	$0.12	$0.75	$0.87	$(0.10)

NFJ Small-Cap Value Fund
Class R
6/30/2006	$30.61	$0.57	$3.60	$4.17	$(0.51)
6/30/2005	27.66	0.47	4.45	4.92	(0.37)
6/30/2004	21.95	0.49	5.73	6.22	(0.28)
12/31/2002 - 6/30/2003	20.00	0.18	1.77	1.95	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 15.72%.
(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Less than $0.01 per share.
(f)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.77 and $12.31%, respectively.

46  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.02)	$—	(e)	$19.79		9.62%		$13,019	1.37%		(0.05)%	161%
—	(0.05)	—		18.07		10.24		4,151	1.41	(d)	0.12	137
—	—	—		16.44		15.69		526	1.45		(0.33)	148
—	—	—		14.21		11.71		11	1.45	*	(0.46)*	161

$—	$—	$—	(e)	$27.79	(f)	12.37	%(f)	$40,579	1.36%		(0.31)%	174%
—	—	—		24.73		14.70		17,826	1.42	(d)	(0.33)	140
—	—	—		21.56		22.64		757	1.45		(0.66)	165
—	—	—		17.58		12.84		28	1.46	*	(0.83)*	155

$(0.68)	$(0.68)	$—	(e)	$17.31		17.49%		$90	1.73%		(0.32)%	114%
(0.61)	(0.61)	0.01		15.34		12.63		16	1.83	(d)	(0.31)	148
(0.95)	(0.95)	0.01		14.18		30.14		15	1.81		(0.77)	203
—	—	—		11.70		12.50		11	1.80	* (b)	(0.56)*	260

$—	$—	$—	(e)	$21.94		8.35%		$11	1.73	%*	1.68%*	152%

$(0.22)	$(0.61)	$—	(e)	$15.33		16.44%		$18,988	1.35%		2.16%	26%
(0.15)	(0.45)	—		13.73		13.27		822	1.38	(d)	1.91	30
(0.09)	(0.29)	—		12.53		22.17		46	1.45		2.18	36
—	(0.10)	—		10.51		8.56		11	1.45	*	2.77 *	43

$—	$(0.10)	$—	(e)	$17.79		5.12%		$11	1.38	%*	1.41%*	32%

$(2.47)	$(2.98)	$—	(e)	$31.80		14.24%		$46,876	1.51%		1.81%	32%
(1.60)	(1.97)	—		30.61		18.17		20,427	1.56	(c)(d)	1.63	20
(0.23)	(0.51)	—		27.66		28.62		5,033	1.60		1.90	30
—	—	—		21.95		9.75		105	1.60	*	1.72 *	20

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  47

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income

OCC Renaissance Fund
Class R
6/30/2006	$22.88	$0.01	$1.36	$1.37	$—
6/30/2005	23.34	(0.07)	(0.39)	(0.46)	—
6/30/2004	16.29	(0.13)	7.18	7.05	—
12/31/2002 - 6/30/2003	13.81	(0.02)	3.19	3.17	—

OCC Value Fund
Class R
6/30/2006	$17.33	$0.14	$1.18	$1.32	$(0.15)
6/30/2005	17.32	0.09	0.49	0.58	(0.11)
6/30/2004	12.86	0.05	4.45	4.50	(0.04)
12/31/2002 - 6/30/2003	11.02	0.10	2.32	2.42	—

PEA Equity Premium Strategy Fund
Class R
6/30/2006	$7.93	$0.01	$0.65	$0.66	$— (g)
6/30/2005	7.62	0.05	0.35	0.40	(0.09)
6/30/2004	6.56	0.06	1.09	1.15	(0.09)
12/31/2002 - 6/30/2003	6.06	0.04	0.48	0.52	(0.02)

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.

(e)	Repayments by the Adviser increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 3.27%.
(f)	Repayments by the Adviser increased the total return by 0.04%. If the investment manager had not made repayments, total return would have been 5.23%.
(g)	Less than $0.01 per share.
(h)

Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.15%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.99 and 5.88%, respectively.

48  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$(4.23)	$(4.23)	$—	(g)	$20.02	(h)	6.03	%(h)	$37,856	1.50%		0.05%	85%
—	—	—		22.88	(d)	(1.97	)(d)	45,502	1.56	(b)	(0.28)	101
—	—	—		23.34		43.28		16,349	1.60		(0.58)	60
(0.69)	(0.69)	—		16.29		17.96		12	1.61	*	(0.29)*	76

$(2.35)	$(2.50)	$—	(g)	$16.15		7.83%		$23,965	1.36%		0.81%	63%
(0.46)	(0.57)	—		17.33		3.30	(e)	29,012	1.42	(b)(c)	0.54	101
—	(0.04)	—		17.32		35.04		8,622	1.46		0.32	67
(0.58)	(0.58)	—		12.86		16.70		621	1.45	*	1.59 *	152

$(0.30)	$(0.30)	$—	(g)	$8.29		8.35%		$155	1.55%		0.14%	149%
—	(0.09)	—		7.93		5.27	(f)	130	1.58	(c)	0.66	24
—	(0.09)	—		7.62		17.53		125	1.60		0.82	83
—	(0.02)	—		6.56		(5.52)		11	1.60	*	1.20 *	84

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  49

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (a)	Total Income from Investment Operations	Dividends from Net Investment Income

PEA Growth Fund
Class R
6/30/2006	$17.62	$(0.08)	$1.82	$1.74	$—
6/30/2005	17.15	(0.05)	0.52	0.47	—
6/30/2004	14.42	(0.11)	2.84	2.73	—
12/31/2002 - 6/30/2003	13.24	(0.04)	1.22	1.18	—

RCM Large-Cap Growth Fund
Class R
6/30/2006	$12.69	$(0.01)	$0.96	$0.95	$—	(f)
6/30/2005	12.16	(0.01)	0.54	0.53	—
6/30/2004	10.91	(0.04)	1.29	1.25	—
12/31/2002 - 6/30/2003	10.10	— (f)	0.81	0.81	—

RCM Mid-Cap Fund
Class R
6/30/2006	$2.62	$(0.02)	$0.32	$0.30	$—
6/30/2005	2.53	(0.02)	0.11	0.09	—
6/30/2004	2.08	(0.02)	0.47	0.45	—
12/31/2002 - 6/30/2003	1.85	(0.01)	0.24	0.23	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)

Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 2.73%.
(e)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.

(f)	Less than $0.01 per share.
(g)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and $10.82%, respectively.

50  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	(f)	$19.36		9.88%		$769	1.42%		(0.43)%	115%
—		17.62		2.74	(d)	611	1.44	(b)(c)	(0.28)	39
—		17.15	(e)	18.93	(e)	17	1.51		(0.65)	71
—		14.42		(8.02)		11	1.50	*	(0.60)*	70

$—	(f)	$13.64		7.49%		$4,346	1.50%		(0.06)%	74%
—		12.69		4.39		109	1.43	(b)	(0.11)	118
—		12.16		11.46		75	1.46		(0.38)	82
—		10.91		8.02		40	1.45	*	(0.05)*	25

$—	(f)	$2.92	(g)	11.45	%(g)	$185	1.40%		(0.78)%	161%
—		2.62		3.56		136	1.46	(b)	(0.77)	147
—		2.53		21.63		14	1.48		(1.05)	145
—		2.08		12.43		11	1.48	*	(1.14)*	132

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report  51

Notes to Financial Statements
June 30, 2006

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Class R shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

          In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

          Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and Small-Cap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

          The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value, NFJ Large-Cap Value and PEA Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value and PEA Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

52  Allianz Funds Annual Report | 6.30.06

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund — $31,123; NACM International Fund — $605,151; NFJ Dividend Value Fund — $95,219; NFJ Small-Cap Value Fund — $206,344; OCC Renaissance Fund — $502,892; OCC Value Fund — $826,563; PEA Equity Premium Strategy Fund — $32,878, PEA Growth Fund — $79,063; RCM Large-Cap Growth Fund — $30,904; and RCM Mid-Cap Fund — $581.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

          Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales. Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could

6.30.06 | Allianz Funds Annual Report  53

Notes to Financial Statements (cont.)
June 30, 2006

involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2006 was $884,779. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

          Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee*

	All Classes	Inst’l Class(1)		Admin. Class(1)		Class A, B and C(2)		Class D(2)		Class R(2)

CCM Capital Appreciation Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
CCM Mid-Cap Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
NACM Global Fund	0.70%	0.35%		0.35%		0.50%		0.50%		0.50%
NACM International Fund	0.60%	0.45%		0.45%		0.60%		0.60%		0.60%
NFJ Dividend Value Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
NFJ Large-Cap Value Fund	0.45%	0.25%		N/A		0.40%		0.40%		0.40%
NFJ Small-Cap Value Fund	0.60%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	0.40	%(4)
OCC Renaissance Fund	0.60%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	0.40	%(4)
OCC Value Fund	0.45%	0.25	%(3)	0.25	%(3)	0.40	%(4)	0.40	%(4)	0.40	%(4)
PEA Equity Premium Strategy Fund	0.60%	0.25%		0.25%		0.40%		0.40%		0.40%
PEA Growth Fund	0.50%	0.25%		0.25%		0.40%		0.40%		0.40%
RCM Large-Cap Growth Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
RCM Mid-Cap Fund	0.47%	0.25%		0.25%		0.40%		0.40%		0.40%

(1)

Effective January 1, 2006, the Administrative Fee rate for Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion.

(2)

The Administrative Fee rate for Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(3)

Effective January 1, 2006, the Administrative Fee rate for NFJ Small-Cap Value Fund, the OCC Renaissance Fund and the OCC Value Fund Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion.

(4)

The Administrative Fee rate for NFJ Small-Cap Value Fund, the OCC Renaissance Fund and the OCC Value Fund Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

*

Effective January 1, 2006, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

54  Allianz Funds Annual Report | 6.30.06

Redemption Fees. Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within the “Holding Period,” including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Funds	7 days	30 days

CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value,
NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Value,
PEA Equity Premium Strategy, PEA Growth, RCM Large-Cap Growth
and RCM Mid-Cap Funds

*

NACM Global and NACM International Funds		*

For example, for Funds that are subject to a 7-day Holding Period, beginning on the 8th day after their acquisition, Fund shares will no longer be subject to the Redemption Fee. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, the Holding Period for redemptions was 60 days.

          In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

          A new Holding Period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to a 7-day Holding Period, are exchanged for shares of Fund B, which is subject to a 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject two redemption fees (one on each exchange).

          Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

          The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2006.

          Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

          Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

          AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2006, AGID received $8,476,058 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of

6.30.06 | Allianz Funds Annual Report  55

Notes to Financial Statements (cont.)
 June 30, 2006

AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          Trustees, other than those affiliated with AGIFM, Allianz Global, or any Sub-Adviser, receive a quarterly retainer of $20,000 ($50,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee. Each Committee Chairman (other than the Chairman of the Valuation Committee) receives an additional annual retainer of $3,000. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee shall be compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

          Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2006, were as follows (amounts in thousands):

	Purchases	Sales

CCM Capital Appreciation Fund	$2,293,868	$1,976,505
CCM Mid-Cap Fund	2,463,891	2,163,799
NACM Global Fund	45,950	27,056
NACM International Fund	525,918	284,561
NFJ Dividend Value Fund	1,672,772	360,690
NFJ Large-Cap Value Fund	69,649	24,555
NFJ Small-Cap Value Fund	1,309,600	1,182,034
OCC Renaissance Fund	3,124,576	5,613,355
OCC Value Fund	1,402,600	2,466,235
PEA Equity Premium Strategy Fund	102,733	115,055
PEA Growth Fund	663,657	798,736
RCM Large-Cap Growth Fund	399,869	400,160
RCM Mid-Cap Fund	206,525	233,006

5. Transactions in Options Written

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	PEA Equity Premium Strategy Fund		PEA Growth Fund

	Contracts	Premiums Received	Contracts	Premiums Received

Balance at 6/30/2005	100	$9	2,875	$648
Sales	48,715	3,592	725	106
Closing Buys	(8,059)	(899)	(3,350)	(721)
Exercised	(7,491)	(430)	(250)	(33)
Expirations	(25,725)	(1,667)	—	—

Balance at 6/30/2006	7,540	$605	—	$—

56  Allianz Funds Annual Report | 6.30.06

6. Affiliated Transactions

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The tables below represent transactions in and earnings from investments in affiliated issues for the year ended June 30, 2006 (amounts in thousands):

OCC Renaissance:

Issuer Name	Market Value 6/30/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2006	Dividend Income	Net Realized Gain (Loss)

Chemtura Corp.*	$95,815	$—	$82,620	$—	$—	$594	$40,043

NFJ Small Cap Fund:

Cato Corp., Class A *	$31,780	$—	$2,085	$19,391	$37,366	$817	$1,045
Handleman Co.	18,442	—	—	(11,145)	9,104	357	—
Iowa Telecommunications Services, Inc.	31,125	2,651	2,252	(768)	31,748	2,867	(111)
Journal Register, Co.	—	39,814	3,118	(15,030)	19,828	135	(1,838)
Landry’s Restaurants, Inc.*	32,046	9,882	49,065	—	—	247	14,924
M/I Homes, Inc. *	34,624	13,358	10,887	(5,132)	23,062	77	(85)

Totals	$148,017	$65,705	$67,407	$(12,684)	$121,108	$4,500	$13,935

Certain additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the NFJ Small Cap Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2006. The cost and market values of the affiliated transactions below include both acquisitions of new investments and prior year holdings that became affiliated investments during the current fiscal year.

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets

Cato Corp., Class A *	4.60%	$17,976	0.93%
Handleman Co.	5.58%	20,248	0.23%
Iowa Telecommunications Services, Inc.	5.34%	32,516	0.79%
Journal Register, Co.	5.59%	34,859	0.49%
Landry’s Restaurants, Inc.*	—%	—	—%
M/I Homes, Inc. *	2.09%	28,193	0.57%

		$133,792	3.01%

*     Not affiliated at June 30, 2006

6.30.06 | Allianz Funds Annual Report  57

Notes to Financial Statements (cont.)
June 30, 2006

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	536	$10,585	241	$4,236	972	$26,679	756	$17,150
Other Classes	33,191	645,145	16,390	280,702	27,369	734,172	14,546	336,200
Issued in reinvestment of dividends and distributions
Class R	—*	8	—*	4	—	—	—	—
Other Classes	55	1,090	179	3,168	—	—	—	—
Cost of shares redeemed
Class R	(108)	(2,173)	(43)	(741)	(233)	(6,412)	(70)	(1,646)
Other Classes	(16,152)	(312,240)	(14,000)	(233,350)	(16,838)	(452,129)	(10,983)	(240,178)

Net increase resulting from Fund share transactions	17,522	$342,415	2,767	$54,019	11,270	$302,310	4,249	$111,526

	NACM Global Fund				NACM International Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	4	$70	—	$—	—*	$10	—	$—
Other Classes	1,616	27,449	655	9,633	14,453	296,328	3,808	61,376
Issued in reinvestment of dividends and distributions
Class R	—*	1	—*	1	—	—	—	—
Other Classes	42	692	20	289	204	3,900	42	621
Cost of shares redeemed
Class R	—*	(2)	—	—	—	—	—	—
Other Classes	(466)	(7,853)	(166)	(2,446)	(2,484)	(50,857)	(221)	(3,434)

Net increase resulting from Fund share transactions	1,196	$20,357	509	$7,477	12,173	$249,381	3,629	$58,563

	NFJ Dividend Value Fund				NFJ Large-Cap Value Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	1,270	$18,872	56	$774	1	$10	—	$—
Other Classes	112,324	1,658,570	38,284	504,596	4,906	83,367	2,906	45,257
Issued in reinvestment of dividends and distributions
Class R	15	226	1	8	—	—	—	—
Other Classes	2,800	40,691	880	11,705	131	2,181	54	835
Cost of shares redeemed
Class R	(106)	(1,600)	(1)	(19)	—	—	—	—
Other Classes	(14,629)	(215,584)	(5,246)	(68,504)	(1,384)	(23,268)	(380)	(5,800)

Net increase resulting from Fund share transactions	101,674	$1,501,175	33,974	$448,560	3,654	$62,290	2,580	$40,292

*     A zero balance may reflect actual amounts rounding to less than one thousand.

58  Allianz Funds Annual Report | 6.30.06

	NFJ Small-Cap Value Fund				OCC Renaissance Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	986	$30,948	562	$16,198	730	$15,780	1,874	$43,407
Other Classes	33,091	1,034,093	40,792	1,165,255	19,039	436,634	58,713	1,411,552
Issued in reinvestment of dividends and distributions
Class R	94	2,844	17	502	352	7,032	—	—
Other Classes	9,831	294,471	5,405	155,750	25,428	522,283	—	—
Cost of shares redeemed
Class R	(273)	(8,549)	(94)	(2,679)	(1,179)	(25,419)	(586)	(13,488)
Other Classes	(31,590)	(976,110)	(24,446)	(688,248)	(121,987)	(2,770,531)	(112,335)	(2,685,156)

Net increase (decrease) resulting from Fund share transactions	12,139	$377,697	22,236	$646,778	(77,617)	$(1,814,211)	(52,334)	$(1,243,685)

	OCC Value Fund				PEA Equity Premium Strategy Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	507	$8,529	1,644	$28,333	2	$19	2	$11
Other Classes	13,409	222,226	89,399	1,514,113	1,531	12,841	1,497	11,539
Issued in reinvestment of dividends and distributions
Class R	219	3,516	32	566	1	5	—*	1
Other Classes	16,646	261,191	4,737	82,320	259	2,134	63	495
Cost of shares redeemed
Class R	(916)	(15,500)	(500)	(8,625)	—*	(5)	(2)	(12)
Other Classes	(74,457)	(1,239,675)	(92,285)	(1,567,404)	(3,183)	(26,097)	(3,593)	(27,465)

Net increase (decrease) resulting from Fund share transactions	(44,592)	$(759,713)	3,027	$49,303	(1,390)	$(11,103)	(2,033)	$(15,431)

	PEA Growth Fund				RCM Large-Cap Growth Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	6	$106	35	$611	315	$4,230	6	$72
Other Classes	1,268	26,154	1,331	24,131	12,150	169,350	13,417	165,246
Issued in reinvestment of dividends and distributions
Class R	—	—	—	—	—	—	—	—
Other Classes	—	—	—	—	88	1,258	89	1,137
Cost of shares redeemed
Class R	(1)	(10)	(1)	(21)	(5)	(75)	(3)	(40)
Other Classes	(8,735)	(167,675)	(11,608)	(199,849)	(12,414)	(172,750)	(19,513)	(239,028)

Net increase (decrease) resulting from Fund share transactions	(7,462)	$(141,425)	(10,243)	$(175,128)	134	$2,013	(6,004)	$(72,613)

	RCM Mid-Cap Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount

Shares sold
Class R	13	$40	51	$124
Other Classes	7,176	20,994	8,958	22,790
Cost of shares redeemed
Class R	(2)	(5)	(4)	(10)
Other Classes	(15,305)	(45,960)	(54,036)	(136,048)

Net decrease resulting from Fund share transactions	(8,118)	$(24,931)	(45,031)	$(113,144)

*     A zero balance may reflect actual amounts rounding to less than one thousand

6.30.06 | Allianz Funds Annual Report  59

Notes to Financial Statements (cont.)
June 30, 2006

8. Federal Income Tax Matters
At June 30, 2006, the components of distributable taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)

CCM Capital Appreciation	$2,707	$105,080	$—	$—	$—
CCM Mid-Cap	13,274	121,381	—	—	—
NACM Global	1,351	724	—	—	(34)
NACM International	15,931	3,004	(257)	96	—
NFJ Dividend Value	26,575	41,858	—	—	—
NFJ Large-Cap Value	1,146	2,244	—	—	—
NFJ Small-Cap Value	48,340	221,064	—	—	—
OCC Renaissance	69,631	161,243	(11)	—	—
OCC Value	46,981	41,533	4	—	(112)
PEA Equity Premium Strategy	—	—	(108)	18,428	—
PEA Growth	—	—	5	201,956	—
RCM Large-Cap Growth	1,167	17,709	—	—	— *
RCM Mid-Cap	9,583	6,149	—	346,776	—

*	Less than $500
(1)	Adjusted for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.
(3)	Capital losses realized during the period November 1, 2005 through June 30, 2006 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

At June 30, 2006, the Funds had accumulated capital losses expiring in the following years of: (amounts in thousands)

	Expiration of Accumulated Capital Losses

	2008		2009		2010		2011

NACM International	$—		$—		$96	(1)	$—
PEA Equity Premium Strategy	3,029	(1)	—		1,619		13,780
PEA Growth	—		2,422	(1)	4,909	(1)	194,625
RCM Mid-Cap	—		197,143		135,962		13,671

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

60  Allianz Funds Annual Report | 6.30.06

At June 30, 2006, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)

CCM Capital Appreciation	$1,675,838	$116,038	$(33,532)	$82,506
CCM Mid-Cap	1,648,226	120,077	(33,899)	86,178
NACM Global	35,039	2,291	(1,222)	1,069
NACM International	382,124	30,643	(6,051)	24,592
NFJ Dividend Value	2,693,357	184,779	(24,803)	159,976
NFJ Large-Cap Value	122,717	9,765	(1,873)	7,892
NFJ Small-Cap Value	4,363,318	934,544	(119,142)	815,402
OCC Renaissance	3,038,119	294,399	(119,449)	174,950
OCC Value	2,002,010	139,376	(54,591)	84,785
PEA Equity Premium Strategy	68,551	3,666	(3,661)	5
PEA Growth	593,292	59,592	(17,875)	41,717
RCM Large-Cap Growth	563,895	61,386	(14,940)	46,446
RCM Mid-Cap	142,314	8,760	(7,011)	1,749

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2006, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	(1)	Long-Term Capital Gain Distributions	Return of Capital

CCM Capital Appreciation	$1,218		$—	$—
NACM Global	618		250	—
NACM International	3,346		1,070	—
NFJ Dividend Value	39,579		13,722	—
NFJ Large-Cap Value	1,913		780	—
NFJ Small-Cap Value	86,585		274,590	—
OCC Renaissance	737		656,509	—
OCC Value	70,950		248,511	—
PEA Equity Premium Strategy	2,432		—	—
RCM Large-Cap Growth	1,358		—	—

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

9. Fund Reorganization

NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM International Fund. Prior to October 15, 2004, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

6.30.06 | Allianz Funds Annual Report 61

Notes to Financial Statements (cont.)
June 30, 2006

10. Regulatory and Litigation Matters

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. Allianz Global, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

          Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, other series of the Trust and other affiliated investment companies, the Trust’s sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

          Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Trust’s sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz Global and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s and AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

11. Payments from Affiliates

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

          As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds. OCC Renaissance Fund was reimbursed $5,074,548 ($0.03 per share) in connection with this matter.

          During the year ended June 30, 2006, the Adviser reimbursed CCM Mid-Cap Fund, OCC Value Fund and RCM Mid-Cap Fund, $806,302 ($0.02 per share), $377 and $626,308 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which the Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

12. In-Kind Transactions

For the year ended June 30, 2006, realized gains and losses from in-kind redemptions were as follows (amounts in thousands):

	Realized Gains	Realized Losses

CCM Capital Appreciation Fund	$ 2,556	$ (119)

62  Allianz Funds Annual Report | 6.30.06

Report of Independent Registered Public Accounting Firm

To the Trustees and Class R Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class R shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Global Fund, NACM International Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Renaissance Fund, OCC Value Fund, PEA Equity Premium Strategy Fund, PEA Growth Fund, RCM Large-Cap Growth Fund and RCM Mid-Cap Fund, thirteen of the thirty-two Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for the Class R shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 25, 2006

6.30.06 | Allianz Funds Annual Report  63

Shareholder Meeting Results: (unaudited)

I.	CCM Mid-Cap Fund held a special meeting of shareholders on August 17, 2005. Shareholders voted and approved:

	VOTED:	A new Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Cadence Capital Management LLC.

Fund	For	Against	Abstain

CCM Mid-Cap Fund	23,973,630	177,360	252,094

II.	The Trust held a special meeting of shareholders on December 1, 2005 with adjourned sessions held on December 21, 2005, March 6, 2006 and March 8, 2006. Shareholders voted and approved:

	A.	The following Trustees as members of the Board of Trustees:

	For	Abstain

Gary A. Childress	483,828,462	32,514,256
Theodore J. Coburn	484,249,372	32,110,305
David C. Flattum	484,126,265	32,239,764
W. Bryant Stooks	483,993,547	32,352,890
Gerald M. Thorne	483,988,607	32,361,857
F. Ford Drummond	483,986,124	32,363,891
Udo Frank	483,955,901	32,391,586
James S. MacLeod	484,114,908	32,239,607
Davey S. Scoon	484,043,331	32,312,893
Edward E. Sheridan	484,145,172	32,211,730
James W. Zug	483,828,535	32,504,690

B.	Eliminated the fundamental investment restrictions relating to illiquid securities.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,186,970	2,812,489	1,851,307
RCM Mid-Cap Fund	30,008,962	1,311,190	129,728

C.	Eliminated the fundamental investment restrictions relating to investment in other investment companies.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,787,084	2,235,488	1,828,196
RCM Mid-Cap Fund	31,202,564	113,692	133,624

D.	Eliminated the fundamental investment restrictions relating to interested person transactions.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	15,545,189	3,452,590	1,852,983
RCM Mid-Cap Fund	22,825,733	1,321,136	151,435

E.	Eliminated the fundamental investment restriction relating to joint trading of securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,852,715	1,311,966	133,624

F.	Eliminated the fundamental investment restriction relating to purchase and sale of stock index futures.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,853,645	1,309,356	135,304

G.	Amended the fundamental investment restrictions relating to borrowings.

Fund	For	Against	Abstain

NACM Global Fund	416,060	42,406	57,223
NACM International Fund	2,377,838	27,333	60,642
NFJ Large-Cap Value Fund	1,530,326	115,506	153,069
OCC Value Fund	55,229,219	5,868,069	9,193,670
PEA Equity Premium Strategy Fund	3,921,576	301,152	841,440
RCM Large-Cap Growth Fund	16,013,306	3,006,283	1,831,178
RCM Mid-Cap Fund	24,035,841	129,454	133,009

H.	Eliminated the fundamental investment restrictions relating to diversification.

Fund	For	Against	Abstain

NACM Global Fund	426,091	34,657	54,942
NACM International Fund	2,387,588	18,177	60,047
NFJ Large-Cap Value Fund	1,575,113	75,932	147,853
OCC Value Fund	57,501,177	3,926,757	8,846,084
PEA Equity Premium Strategy Fund	3,989,177	232,138	842,852
RCM Large-Cap Growth Fund	16,797,644	2,242,697	1,810,424
RCM Mid-Cap Fund	24,083,528	88,698	126,078

I.	Eliminated the fundamental investment restriction relating to investments in foreign securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,883,581	1,285,895	128,829

J.	Amended the fundamental investment restrictions relating to issuance of senior securities.

Fund	For	Against	Abstain

NACM Global Fund	426,096	33,400	56,194
NACM International Fund	2,381,522	20,313	63,975
NFJ Large-Cap Value Fund	1,563,602	82,253	153,044
OCC Value Fund	56,210,870	4,828,181	9,251,783
PEA Equity Premium Strategy Fund	3,920,594	257,676	885,901
RCM Large-Cap Growth Fund	16,738,691	2,272,813	1,839,266
RCM Mid-Cap Fund	24,070,550	94,788	132,966

64  Allianz Funds Annual Report | 6.30.06

K.	Amended the fundamental investment restriction relating to underwriting of securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	24,076,479	90,008	131,817

L.	Eliminated the fundamental investment restrictions relating to investments made for the purpose of exercising control.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,211,899	2,801,008	1,837,860
RCM Mid-Cap Fund	22,878,952	1,284,032	135,321

M.	Amended the fundamental investment restrictions relating to making loans.

Fund	For	Against	Abstain

NACM Global Fund	416,293	41,934	57,462
NACM International Fund	2,378,204	19,495	68,114
NFJ Large-Cap Value Fund	1,545,001	104,219	149,680
OCC Value Fund	55,218,784	5,893,451	9,175,878
PEA Equity Premium Strategy	3,901,376	296,896	865,896
RCM Large-Cap Growth Fund	16,059,842	2,958,902	1,832,023
RCM Mid-Cap Fund	22,842,817	1,310,813	144,675

N.	Amended the fundamental investment restrictions relating to investments in commodities.

Fund	For	Against	Abstain

NACM Global Fund	418,404	40,567	56,717
NACM International Fund	2,376,318	28,286	61,210
NFJ Large-Cap Value Fund	1,549,796	98,303	150,801
OCC Value Fund	55,510,155	5,635,225	9,145,570
PEA Equity Premium Strategy Fund	3,890,118	330,521	843,017
RCM Large-Cap Growth Fund	15,750,303	3,261,912	1,838,548
RCM Mid-Cap Fund	22,839,552	1,305,496	153,256

O.	Eliminated the fundamental investment restrictions relating to purchasing securities on margin.

Fund	For	Against	Abstain

NFJ Large-Cap Value Fund	1,504,294	127,412	167,194
PEA Equity Premium Strategy Fund	3,813,535	371,378	879,260
RCM Large-Cap Growth Fund	15,974,814	3,047,196	1,828,753
RCM Mid-Cap Fund	24,017,191	129,771	151,343

P.	Eliminated the fundamental investment restrictions relating to repurchase agreements.

Fund	For	Against	Abstain

RCM Large-Cap Growth Fund	16,762,347	2,244,515	1,843,904
RCM Mid-Cap Fund	22,853,883	1,304,411	140,011

Q.	Eliminated the fundamental investment restriction relating to short sales.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,844,346	1,316,958	137,000

6.30.06 | Allianz Funds Annual Report  65

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2006) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2006 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

CCM Capital Appreciation	100%
NACM Global	20%
NACM International	27%
NFJ Dividend Value	70%
NFJ Large-Cap Value	69%
NFJ Small-Cap Value	76%
OCC Renaissance	65%
OCC Value	46%
PEA Equity Premium Strategy	100%
RCM Large-Cap Growth	100%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation	100%
NFJ Dividend Value	74%
NFJ Large-Cap Value	69%
NFJ Small-Cap Value	84%
OCC Renaissance	67%
OCC Value	45%
PEA Equity Premium Strategy	100%
RCM Large-Cap Growth	100%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2007, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2006.

66  Allianz Funds Annual Report | 6.30.06

Foreign Tax Credit. The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2006 are as follows:

	NACM Global Fund		NACM International Fund

Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax

Austria	$—	$—	$0.00086	$0.00013
Belgium	—	—	0.05136	0.00770
Bermuda	0.00630	—	0.00312	—
China	—	—	—	—
Denmark	—	—	0.01588	0.00238
Finland	0.00348	0.00052	0.02189	0.00328
Germany	0.00796	0.00119	0.01455	0.00218
Greece	0.01135	—	—	—
Hong Kong	0.01126	—	0.00886	—
India	—	—	—	—
Ireland	0.00367	—	0.00014	—
Israel	0.00317	0.00032	—	—
Italy	0.03846	0.00577	0.05039	0.00756
Japan	0.01644	0.00115	0.07054	0.00494
South Korea	0.00281	0.00047	—	—
Luxembourg	—	—	0.00084	0.00013
Netherlands	0.00107	0.00016	0.02349	0.00352
Norway	—	—	0.01264	0.00190
Spain	0.00103	0.00015	0.02243	0.00318
Sweden	0.00953	0.00143	0.02228	0.00334
Switzerland	0.02325	0.00349	0.01998	0.00289
Thailand	0.00259	0.00026	—	—

	$0.14237	$0.01491	$0.33925	$0.04313

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-Div in January 2007.

6.30.06 | Allianz Funds Annual Report  67

Trustees and Executive Officers of Allianz Funds (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust*

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

David C. Flattum 8/27/64 Trustee	09/2004 to present	Managing Director, Chief Operating Officer and U.S. General Counsel, Allianz Global Investors of America L.P.	54

Member of Board of Directors of Allianz Global Investors Management U.S. Equities LLC, Allianz Global Investors of America Holdings, Inc. and Oppenheimer Group, Inc. and Member of Management Board of Allianz Global Investors Fund Management LLC.

Udo Frank 5/6/59 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. (Formerly, Chief Executive Officer – Equities, Allianz Global Investors)	32	Member of Management Board of Allianz Global Investors Fund Management LLC.
Independent Trustees

Gary A. Childress 2/28/34 Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn 7/8/53 Trustee	06/2002 to present	President of Coburn Capital Group, member of Triton Realty Partners and Executive Vice President of the Edison Schools, Inc.. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/62 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI – Health Plans.	32	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.
James S. MacLeod 11/21/47 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	32	Director of Sykes Enterprises, Inc.; Director of CoastalSouth Bankshares, Inc.; Trustee of University of Tampa; and Trustee of Hilton Head Prep.
Davey S. Scoon 12/14/46 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial – U.S.	32	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc.

Edward E. Sheridan 9/19/54 Trustee	01/2006 to present	Formerly Managing Director, Head of Global Institutional Sales – Debt and Equity for Merrill Lynch.	32	None

W. Bryant Stooks 9/10/40 Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	Member of Board of Trustees of The Steele Foundation.

Gerald M. Thorne 5/12/38 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	32	None

James W. Zug 7/22/40 Trustee	01/2006 to present	Formerly Partner with PricewaterhouseCoopers LLP.	32	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated

*	Trustees serve until their successors are duly elected and qualified.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 19, 2006, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

68  Allianz Funds Annual Report | 6.30.06

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/58 President and Chief Executive Officer	12/2004 to present

Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. 7/14/42 Vice President and Secretary	01/1997 to present

General Counsel and Secretary, Allianz Global Investors Distributors LLC (“AGID”) (Formerly, Managing Director, AGID); Executive Vice President, Allianz Global Investors of America L.P.; Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds.

Andrew J. Meyers 1/25/61 Vice President	12/2004 to present

Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/64 Treasurer and Principal Financial and Accounting Officer	06/2005 to present

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 Funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer, Allianz Funds; Trustee of 8 Funds in the Fund Complex.

Richard H. Kirk 4/6/61 Assistant Secretary	12/2004 to present

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc. (2000-2002).

Lawrence Altadonna 3/10/66 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 32 Funds in the Fund Complex; Assistant Treasurer, Allianz Funds.

Youse Guia 9/3/72 Chief Compliance Officer	09/2004 to present

Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 65 Funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are elected annually by the Board of Trustees.

6.30.06 | Allianz Funds Annual Report  69

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC, Oppenheimer Capital LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/05).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds		PIMCO Funds

Value Stock	Growth Stock	Short-Duration Bond	Credit Strategy
NFJ Large-Cap Value	RCM Large-Cap Growth	PIMCO Short-Term	PIMCO High Yield
NFJ Dividend Value	PEA Growth	PIMCO Low Duration
OCC Value	RCM Mid-Cap		International Bond
OCC Renaissance		Core Bond	PIMCO Foreign Bond
NFJ Small-Cap Value	International Stock	PIMCO Total Return	(U.S. Dollar-Hedged)
NACM Global
Blend Stock	NACM International		Real Return Strategy
CCM Capital Appreciation			PIMCO Real Return
CCM Mid-Cap
PEA Equity Premium Strategy			Equity-Related
PIMCO StocksPLUS®

Asset Allocation (Tactical)
PIMCO All Asset

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

*As of 5/31/06 according to SimFunds.
Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902
AZ061AR_15766

Allianz Funds Annual Report

JUNE 30, 2006

Stock Funds

Share Classes

CADENCE CAPITAL MANAGEMENT LLC
CCM Focused Growth Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

CCM Emerging Companies Fund

NFJ INVESTMENT GROUP L.P.
NFJ Large-Cap Value Fund

NFJ Dividend Value Fund

NFJ Small-Cap Value Fund

NFJ International Value Fund

MULTI-MANAGER
AMM Asset Allocation Fund

OPPENHEIMER CAPITAL LLC
OCC Value Fund

OCC Renaissance Fund

OCC Core Equity Fund

PEA CAPITAL LLC
PEA Equity Premium Strategy Fund
(Formerly PEA Growth & Income Fund)

PEA Growth Fund

PEA Target Fund

PEA Opportunity Fund

Ins Adm	Institutional Administrative

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

Contents

Letter to Shareholders	3

Important Information About the Funds	4–5

Fund Summaries	6–21

Schedules of Investments	22–42

		Schedule of
Fund	Fund Summary	Investments

AMM Asset Allocation Fund	6	22
CCM Capital Appreciation Fund	7	23
CCM Emerging Companies Fund	8	25
CCM Focused Growth Fund	9	26
CCM Mid-Cap Fund	10	27
NFJ Dividend Value Fund	11	29
NFJ International Value Fund	12	30
NFJ Large-Cap Value Fund	13	31
NFJ Small-Cap Value Fund	14	32
OCC Core Equity Fund	15	34
OCC Renaissance Fund	16	35
OCC Value Fund	17	37
PEA Equity Premium Strategy Fund	18	38
PEA Growth Fund	19	40
PEA Opportunity Fund	20	41
PEA Target Fund	21	42

Statements of Assets and Liabilities	44–45

Statements of Operations	46–47

Statements of Changes in Net Assets	48–51

Financial Highlights	52–59

Notes to Financial Statements	60–70

Report of Independent Registered Public Accounting Firm	71

Shareholder Meeting Results	72–73

Federal Income Tax Information	74–75

Trustees and Executive Officers of Allianz Funds	76–77

2  Allianz Funds Annual Report | 06.30.06

Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2006.

The past 12 months proved to be a positive time for stocks, as strong corporate earnings growth helped propel equity markets the world over. Ongoing U.S. dollar weakness created a favorable backdrop for international stocks, which continued to outshine their U.S. counterparts. The MSCI All Country World Index ex USA climbed 28.40% during the period, while the S&P 500 Index posted a respectable 8.62% gain.

From a sector perspective, rising commodity prices continued to propel energy and materials stocks, which were among the best performing areas globally. Within the U.S., many of the same market segments that have performed well since the bear market ended in 2002 continued to find favor with investors. Value stocks once again dominated growth, with the Russell 1000 Value Index returning 12.09% compared to 6.12% for the Russell 1000 Growth Index. Smaller-capitalization stocks fared particularly well, as evidenced by a 14.56% rise in the Russell 2000 Index.

For more details about each fund’s performance in this environment, we encourage you to read the commentaries inside. Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

On behalf of all of us at Allianz Global Investors, thank you for allowing us to serve your investment needs. We look forward to continuing to do so in the future.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2006

Allianz Funds Annual Report | 06.30.06  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the A shares and the Institutional and Administrative shares were first offered in (month/year): AMM Asset Allocation (2/99) and PEA Target (3/99). The oldest share class for the following Funds is the C shares, and the Institutional and Admin shares were first offered in (month/year): OCC Renaissance (12/97 and 8/98, respectively), PEA Growth (3/99) and PEA Opportunity (3/99). The oldest share class for the following Funds is the Institutional shares and the Admin shares were first offered in (month/year): CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Mid-Cap (11/94), NFJ Small-Cap Value (11/95), OCC Value (8/97) and PEA Equity Premium Strategy Fund (4/01). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4  Allianz Funds Annual Report | 06.30.06

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/06 to 06/30/06.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The Russell Midcap Growth Index replaced the Russell Midcap Index as the CCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Growth Index is more representative of the Fund’s investment strategies. The Russell 1000 Growth Index replaced the S&P 500 Index as the CCM Focused Growth Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies. The Russell 2000 Growth Index replaced the Russell 2000 Index as the CCM Emerging Companies Fund’s primary comparative index because the Adviser believes the Russell 2000 Growth Index is more representative of the Fund’s investment strategies.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com, 1-800-498-5413.

Allianz Funds Annual Report | 06.30.06  5

A S T O C K A N D B O N D F U N D	Ticker Instl:	Symbols: PALLX

AMM Asset Allocation Fund
(Unaudited)

¢

AMM Asset Allocation Fund seeks long-term capital appreciation and current income by investing in a portfolio of underlying Allianz stock funds and PIMCO bond funds. Approximately 60% of the portfolio’s assets will be allocated among underlying stock funds and 40% among underlying bond funds.

¢

The Fund’s Institutional Class Shares returned 9.56% for the 1-year period ended June 30, 2006. This return surpassed the 7.47% return of the Fund’s blended benchmark (48% Russell 3000 Index, 12% MSCI All Country World Index ex USA, and 40% Lehman Brothers Aggregate Bond (LBAG) Index).

¢

The Fund’s relative performance over the reporting period was aided by an asset allocation favoring equities over fixed income. During the period, the U.S. equity market (Russell 3000 Index) returned 9.56% while the non-U.S. markets (MSCI All Country World Index ex USA) surged by 28.40%. In contrast, the U.S. bond market (LBAG Index) returned -0.81%.

¢

Our largest equity positions were in the Allianz NACM International and PIMCO StocksPLUS® Funds. Within a strong international equity environment, the Allianz NACM International Fund significantly outperformed its MSCI EAFE benchmark. The PIMCO StocksPLUS® Fund underperformed its S&P 500 benchmark for the reporting period.

¢	The PIMCO Total Return Fund, representing the majority of our fixed-income assets, slightly underperformed the LBAG Index.

¢	Our allocation to the Allianz OCC Renaissance Fund was a drag on performance as it under-performed the Russell Midcap Value Index over the reporting period.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

				Inception*
	1 year	5 year*	10 year*	(09/30/98)

AMM Asset Allocation Fund Institutional Class	9.56%	6.43%	—	7.22%
Russell 3000 Index	9.56%	3.53%	—	5.52%
Lehman Brothers Aggregate Bond Index	-0.81%	4.97%	—	5.07%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-USA, 40% LBAG Index	7.47%	5.41%	—	6.18%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	6.14%	3.94%	—	4.88%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

		Hypothetical Performance
	Actual Performance	(5% return before expenses)

	Institutional Class	Institutional Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,026.50	$1,024.30
Expenses Paid During Period	$0.50	$0.50

Expenses are equal to the expense ratio of 0.10% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Change in Value For periods ended 06/30/06

Fund Allocation as of 06/30/06*

PIMCO Total Return	30.5%
NACM International	14.2%
PIMCO StocksPLUS®	13.6%
RCM Large-Cap Growth	8.8%
OCC Renaissance	6.7%
RCM Mid-Cap	6.6%
OCC Value	5.0%
PEA Opportunity	3.3%
NFJ Small-Cap Value	2.7%
Other	8.7%
Cash & Equivalents — Net	-0.1%
* % of net assets as of June 30, 2006

6  Allianz Funds Annual Report | 06.30.06

A B L E N D S T O C K F U N D	Ticker Instl: Admin:	Symbols: PAPIX PICAX

CCM Capital Appreciation Fund
(Unaudited)

¢

CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

¢	The Fund’s Institutional Class Shares returned 10.33% for the year ended June 30, 2006. This performance surpassed the 8.62% return of the fund’s benchmark, the S&P 500 Index.

¢

Stocks got off to a strong start in the fiscal year covered by this report, posting positive returns for the second half of 2005 and the first quarter of 2006. But, continued interest rate hikes and some erosion in the housing market raised investors’ concern in the second quarter of 2006, driving the S&P 500 Index down 1.44% for the three months. Large-cap growth continued to trail large-cap value for the year.

¢

The Fund’s relative performance was helped by solid stock selection in the energy sector. In particular, the Fund benefited from its investment in coal producer Peabody Energy, which gained more than 100% over the 12-month period. With crude oil prices reaching record highs, the demand for less expensive alternatives, such as coal, rose. This increased demand led to better-than-expected profit growth for Peabody.

¢

Performance was also supported by stock selection in industrials. Standouts in this sector included Emerson Electric and Boeing. Emerson benefited from an increase in sales and improved profit margins. Boeing was up on new contracts and its leadership position in sales to discount airlines.

¢	Relative returns were hindered by disappointing stock selection in consumer discretionary. For example, home builder DR Horton fell on increasing concerns over the housing market.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

				Inception*†
	1 year	5 year*	10 year*	(03/08/91)

CCM Capital Appreciation Fund Institutional Class	10.33%	2.88%	9.57%	12.01%
CCM Capital Appreciation Fund Administrative Class	10.09%	2.69%	9.33%	11.75%
S&P 500 Index	8.62%	2.49%	8.32%	10.64%
Lipper Multi-Cap Growth Fund Average	10.44%	0.76%	6.59%	10.66%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†         The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

			Hypothetical Performance
	Actual Performance		(5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,022.80	$1,021.70	$1,021.22	$1,020.03
Expenses Paid During Period	$3.61	$4.81	$3.61	$4.81

For each class of the Fund, expenses are equal to the expense ratio for the class (0.72% for Institutional Class, 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	16.9%
Healthcare	12.7%
Financial Services	11.7%
Energy	8.6%
Consumer Discretionary	8.2%
Capital Goods	8.1%
Aerospace	4.2%
Consumer Services	3.9%
Other	22.2%
Cash & Equivalents — Net	3.5%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  7

A B L E N D S T O C K F U N D	Ticker Instl: Admin:	Symbols: PMCIX PMGAX

CCM Emerging Companies Fund
(Unaudited)

¢

CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in the common stocks of companies with very small market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

¢	The Fund’s Institutional Class Shares returned 14.08% for the year ended June 30, 2006. This performance fell slightly behind the 14.57% return of the Fund’s benchmark, the Russell 2000 Growth Index.

¢

Stocks in general delivered solid returns for the reporting period, with the S&P 500 gaining 8.62% for the 12 months. Small-caps soundly outperformed the broader market, with the Russell 2000 up 14.56%. Within small-caps, growth stocks closely tracked value stocks, as measured by the Russell 2000 Growth Index (14.57%) and the Russell 2000 Value Index (14.60%), respectively.

¢

The Fund’s relative performance was due in part to disappointing stock selection in technology. While many of the Fund’s holdings in this sector delivered solid absolute returns, select names hindered relative performance. Two examples were Jupiter Media and Kanbay International, both of which have been sold from the portfolio.

¢

Relative performance was also hurt by the Fund’s underweight exposure and stock selection in the materials sector. Disappointments included conglomerate AMCOL International, which was sold from the portfolio in 2005.

¢

The Fund benefited from its stock selection in the consumer discretionary sector. In general, consumer discretionary stocks struggled as consumers felt the pressure of rising interest rates. But, the Fund saw strong returns from its investment in names such as Dover Downs Gaming and Entertainment and Coldwater Creek, a women’s apparel chain.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

				Inception*
	1 year	5 year*	10 year*	(06/25/93)

CCM Emerging Companies Fund Institutional Class	14.08%	11.73%	12.35%	14.84%
CCM Emerging Companies Fund Administrative Class	13.82%	11.46%	12.08%	14.56%
Russell 2000 Growth Index	14.57%	3.48%	4.12%	6.98%
Russell 2000 Index	14.56%	8.50%	9.05%	10.57%
Lipper Multi-Cap Growth Fund Average	10.44%	0.76%	6.59%	9.43%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

			Hypothetical Performance
	Actual Performance		(5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,068.30	$1,067.00	$1,017.26	$1,016.02
Expenses Paid During Period	$7.79	$9.07	$7.60	$8.85

For each class of the Fund, expenses are equal to the expense ratio for the class (1.52% for Institutional Class, 1.77% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	24.4%
Consumer Discretionary	14.0%
Energy	10.4%
Healthcare	9.8%
Financial Services	9.6%
Capital Goods	6.5%
Consumer Services	4.6%
Waste Disposal	2.7%
Other	15.9%
Cash & Equivalents — Net	2.1%
* % of net assets as of June 30, 2006

8  Allianz Funds Annual Report | 06.30.06

A G R O W T H S T O C K F U N D	Ticker Instl:	Symbols: AFGIX

CCM Focused Growth Fund
(Unaudited)

¢

CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

¢	The Fund’s Institutional Class Shares returned 19.68% for the year ended June 30, 2006. The Fund significantly outperformed the 6.12% return of its benchmark, the Russell 1000 Growth Index.

¢

Stocks in general delivered solid returns for the reporting period, with the S&P 500 gaining 8.62%. Large-caps surpassed the broader market, with the Russell 1000 up 9.08%. Within large-caps, value stocks continued to outperform growth, as measured by the Russell 1000 Value Index (12.09%) and the Russell 1000 Growth Index (6.12%), respectively.

¢

The Fund’s strong absolute and relative performance was due in part to its overweight exposure to the energy sector. Boosted by record high oil prices, energy continued to be one of the best performing sectors over the reporting period. The Fund also benefited from strong stock selection within energy, including its position in coal producer Peabody Energy. Peabody gained more than 100% over the 12-month period.

¢

Strong stock selection in the industrial sector also contributed to performance. Standouts in this area included Joy Global, which makes machinery used in copper and cola mining. The company benefited from the strong demand for commodities and a stronger balance sheet with reduced debt exposure.

¢

While the Fund delivered strong results there were some areas of weakness relative to the benchmark. One such area was underweight exposure to consumer staples. Disappointing names within this sector included Church & Dwight, makers of household products.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

				Inception*
	1 year	5 year*	10 year*	(08/31/99)

CCM Focused Growth Fund Institutional Class	19.68%	4.18%	—	0.85%
Russell 1000 Growth Index	6.12%	-0.76%	—	-3.13%
S&P 500 Index	8.62%	2.49%	—	1.02%
Lipper Multi-Cap Growth Fund Average	10.44%	0.76%	—	0.08%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

		Hypothetical Performance
	Actual Performance	(5% return before expenses)

	Inst. Class	Inst. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,077.00	$1,021.08
Expenses Paid During Period	$3.86	$3.76

Expenses are equal to the expense ratio of 0.75% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	23.9%
Healthcare	14.0%
Energy	10.4%
Consumer Discretionary	8.1%
Capital Goods	7.4%
Aerospace	5.1%
Financial Services	5.0%
Telecommunications	2.6%
Other	19.8%
Cash & Equivalents — Net	3.7%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06  9

A B L E N D S T O C K F U N D	Ticker Instl: Admin:	Symbols: PMGIX PMCGX

CCM Mid-Cap Fund
(Unaudited)

¢

CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

¢	The Fund’s Institutional Class Shares returned 13.10% for the year ended June 30, 2006. This performance surpassed the 13.03% return of the Fund’s benchmark, the Russell Midcap Growth Index.

¢

Stocks got off to a strong start in the fiscal year covered by this report, posting positive returns for the second half of 2005 and the first quarter of 2006. But, continued interest rate hikes and some erosion in the housing market raised investors’ concern in the second quarter of 2006, driving the market (as measured by the S&P 500 Index) down 1.44% for the three months. Mid-cap growth stocks outperformed the broad market for the year, gaining 13.03%.

¢

The Fund delivered strong absolute performance for the year and slightly outperformed its benchmark. This relative performance was due in part to the Fund’s underweight exposure to consumer discretionary stocks, which suffered when rising interest rates began to affect consumer spending. Standout names in this sector included Choice Hotels and Chicos, a women’s apparel chain.

¢

Relative performance was hindered during the reporting period by disappointing stock selection in the healthcare sector. For example, Fund holding Emdeon Corp. delivered less than expected returns due to challenges integrating acquisitions and muted growth in its second largest business segment, which builds IT systems for physicians’ offices.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

				Inception*
	1 year	5 year*	10 year*	(08/26/91)

CCM Mid-Cap Fund Institutional Class	13.10%	6.13%	11.01%	12.64%
CCM Mid-Cap Fund Administrative Class	12.87%	5.84%	10.74%	12.36%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	10.53%
Russell Midcap Index	13.67%	9.92%	12.06%	13.38%
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	9.71%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

			Hypothetical Performance
	Actual Performance		(5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,038.60	$1,037.60	$1,021.27	$1,020.03
Expenses Paid During Period	$3.59	$4.85	$3.56	$4.81

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.6%
Financial Services	12.6%
Energy	11.4%
Consumer Discretionary	10.7%
Healthcare	9.6%
Capital Goods	6.2%
Consumer Services	4.5%
Communications	3.9%
Other	18.0%
Cash & Equivalents — Net	1.5%
* % of net assets as of June 30, 2006

10 Allianz Funds Annual Report | 06.30.06

A V A L U E S T O C K F U N D	Ticker Instl: Admin:	Symbols: NFJEX ANDAX
NFJ Dividend Value Fund
(Unaudited)

¢

NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

¢	The Fund’s Institutional Class Shares returned 17.21% for the year ended June 30, 2006, significantly outperforming the 12.09% return of the Fund’s benchmark, the Russell 1000 Value Index.

¢

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12-month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth.

¢

Strong stock selection in the energy sector contributed to the Fund’s relative performance. The Fund held several names in this sector that posted double digit gains over the period, including Marathon Oil, PetroChina and Petroleo Brasileiro.

¢

Stock selection in the consumer discretionary sector also aided relative performance. Some standout names in this area included Limited Brands and VF Corp. Limited Brands is a retail clothing company that saw particularly strong results from its Bath and Body Work stores and its Victoria’s Secret stores. VF Corp. is an apparel manufacturer that benefited from its acquisition of high-profile brands, including Nautica and North Face.

¢

The Fund’s relative performance was hindered during the 12-month period by underweight exposure and disappointing stock selection to the industrials sector. One example was check manufacture Deluxe, which suffered from rising paper costs and the lack of pricing power for its product.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/08/00)

NFJ Dividend Value Fund Institutional Class	17.21%	10.90%	—	12.94%
NFJ Dividend Value Fund Administrative Class	16.89%	10.60%	—	12.64%
Russell 1000 Value Index	12.09%	6.89%	—	6.62%
Lipper Equity Income Fund Average	10.14%	4.96%	—	5.47%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

† The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,091.80	$1,089.40	$1,021.27	$1,020.08
Expenses Paid During Period	$3.68	$4.92	$3.56	$4.76

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	24.7%
Energy	13.7%
Consumer Staples	13.3%
Healthcare	9.9%
Consumer Discretionary	9.2%
Utilities	6.4%
Telecommunications	6.0%
Other	8.7%
Cash & Equivalents — Net	8.1%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06 11

A N I N T E R N A T I O N A L S T O C K F U N D	Ticker Instl:	Symbols: ANJIX
NFJ International Value Fund
(Unaudited)

¢

NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve this income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

¢	The Fund’s Institutional Class Shares returned 28.63% for the year ended June 30, 2006. This performance surpassed the 28.40% return of the Fund’s benchmark, the MSCI All Country World Index ex USA.

¢

The global economy continued to move forward, allowing the international stock markets as a whole to outperform the U.S. market. All of the countries in the MSCI All Country World Index ex USA delivered positive returns for the reporting period, with Japan leading the list. Greece, Finland and Denmark delivered the worst country-specific returns for the period.

¢

The Fund’s relative performance was helped by exposure to Brazil and China, two countries not represented in the benchmark Index. The Fund saw strong support from several holdings in Brazil, including Companhia Vale do Rio, Com-panhia de Saneamento Basico do Estado de Sao Paulo and Petroleo Brasileiro. In China the Fund benefited from its position in names such as Aluminum Corp. of China and SINOPEC Shangi Petrochemica, both of which benefited from increased demand for commodities.

¢

Relative performance was hindered during the reporting period by the Fund’s underweight exposure to the top-performing Japanese market. Many of the Fund’s Japanese holdings did perform well, however, including Cannon and Nissan. Stock selection in Canada also hurt relative performance, including disappointing returns from publishing company Quebecor World.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (01/31/03)

NFJ International Value Fund Institutional Class	28.63%	—	—	33.13%
MSCI All Country World Index ex USA	28.40%	—	—	27.51%
Lipper International Multi-Cap Value Fund Average	26.50%	—	—	26.13%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Institutional Class	Institutional Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,110.30	$1,019.34
Expenses Paid During Period	$5.76	$5.51
Expenses are equal to the expense ratio of 1.10% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

Brazil	12.3%
United Kingdom	12.2%
South Korea	11.3%
Canada	10.1%
China	8.9%
Netherlands	7.5%
Mexico	6.8%
Taiwan	4.0%
Japan	2.9%
Other	17.6%
Cash & Equivalents — Net	6.4%
* % of net assets as of June 30, 2006

12 Allianz Funds Annual Report | 06.30.06

A V A L U E S T O C K F U N D	Ticker Instl:	Symbols: ANVIX
NFJ Large-Cap Value Fund
(Unaudited)

¢

NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below average P/E ratios relative to the market and their respective industry groups.

¢	The Fund’s Institutional Class Shares returned 15.77% for the year ended June 30, 2006. This performance surpassed the 11.17% return of the Fund’s benchmark, the Russell Top 200 Value Index.

¢

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12-month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth. Within value, large-caps trailed mid-caps and small-caps.

¢

Strong stock selection in the energy sector helped the Fund’s relative performance. Two standout names in this area were Marathon Oil and GlobalSantaFe, both of which delivered solid gains for the period.

¢	Relative performance was also helped by strong stock selection in the consumer discretionary sector. McDonald’s and CBS are two names that did particularly well during the 12-month reporting period.

¢

While the Fund outperformed its benchmark for the year ending June 30, 2006, it did have some areas of weakness relative to the Index. For example, stock selection in the financial sector was disappointing, including the Fund’s investment in Allstate. Allstate stock fell on concerns over pricing wars between auto insurers.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/08/00)

NFJ Large-Cap Value Fund Institutional Class	15.77%	10.94%	—	12.06%
Russell Top 200 Value Index	11.17%	4.30%	—	3.57%
Lipper Large-Cap Value Fund Average	10.29%	4.15%	—	4.60%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†         The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Institutional Class	Institutional Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,086.50	$1,021.12
Expenses Paid During Period	$3.83	$3.71
Expenses are equal to the expense ratio of 0.74% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	29.7%
Energy	12.5%
Consumer Discretionary	10.0%
Materials & Processing	8.6%
Industrial	6.8%
Healthcare	6.0%
Capital Staples	5.1%
Telecommunications	3.4%
Utilities	2.6%
Technology	0.9%
Cash & Equivalents — Net	14.4%
* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06 13

A V A L U E S T O C K F U N D	Ticker Instl: Admin:	Symbols: PSVIX PVADX
NFJ Small-Cap Value Fund
(Unaudited)

¢

NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $2.8 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

¢	The Fund’s Institutional Class Shares returned 15.00% for the year ended June 30, 2006. This performance surpassed the 14.60% return of the Fund’s benchmark, the Russell 2000 Value Index.

¢

The U.S. stock market (as measured by the S&P 500 Index) gained 8.62% for the 12-month period, despite lingering concerns over rising energy prices, interest rate hikes and geopolitical instability. Value stocks continued to outperform growth stocks during this time, with the Russell 1000 Value gaining 12.09% versus 6.12% for the Russell 1000 Growth. Within value, small-caps outperformed both mid-caps and large-caps.

¢

The Fund delivered solid absolute performance for the reporting period but slightly trailed its benchmark. This relative performance was due in part to underweight exposure and disappointing stock selection in the technology sector. One example was the Fund’s position in semiconductor manufacturer Methode Electronics.

¢

The Fund’s relative performance was helped over the period by overweight exposure and strong stock selection in the energy sector. Standout names in this area included Arch Coal, Cabot Oil and Gas, and Holly Corp. Another area that helped performance was the Fund’s overweight exposure and strong stock selection in industrials. One noteworthy name in this sector was Acuity Brands, the manufacturer of light fixtures and specialty chemicals.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (10/01/91)

NFJ Small-Cap Value Fund Institutional Class	15.00%	15.68%	14.43%	14.56%
NFJ Small-Cap Value Fund Administrative Class	14.65%	15.13%	14.02%	14.18%
Russell 2000 Value Index	14.60%	13.09%	13.26%	14.87%
Lipper Small-Cap Value Fund Average	12.82%	12.14%	12.19%	13.20%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†         The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,091.20	$1,089.60	$1,020.53	$1,019.34
Expenses Paid During Period	$4.46	$5.70	$4.31	$5.51

For each class of the Fund, expenses are equal to the expense ratio for the class (0.86% for Institutional Class, 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Industrial	21.2%
Financial Services	18.9%
Energy	11.9%
Consumer Discretionary	10.5%
Utilities	10.5%
Materials & Processing	10.4%
Consumer Staples	8.4%
Other	5.6%
Cash & Equivalents — Net	2.6%
* % of net assets as of June 30, 2006

14 Allianz Funds Annual Report | 06.30.06

A B L E N D S T O C K F U N D	Ticker Instl:	Symbols: AOQIX
OCC Core Equity Fund
(Unaudited)

¢	OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace.

¢	The Fund’s Institutional Class Shares returned 7.77% for the year ended June 30, 2006. This performance trailed the 8.62% of the Fund’s benchmark, the S&P 500 Index.

¢

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Over the year value stocks outperformed growth stocks, with large-cap value stocks (as measured by the Russell 1000 Value Index) returning 12.09% and large-cap growth stocks (Russell 1000 Growth Index) returning 6.12%.

¢

The Fund’s relative performance was hindered over the period by overweight exposure to the consumer discretionary sector and technology sectors, two industries hurt by investors’ reaction to a slowing U.S. economy.

¢	Select holdings within consumer discretionary also hurt relative performance, including home building company Lennar and cruise line Royal Caribbean.

¢	Stock selection in materials and healthcare helped the Fund’s relative performance.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (03/31/05)

OCC Core Equity Fund Institutional Class	7.77%	—	—	8.38%
S&P 500 Index	8.62%	—	—	8.01%
Lipper Multi-Cap Core Fund Average	9.42%	—	—	9.13%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Inst. Class	Inst. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,033.20	$1,021.17
Expenses Paid During Period	$3.68	$3.66

For each class of the Fund, expenses are equal to the expense ratio for the class (0.73% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	20.4%
Technology	19.9%
Healthcare	15.2%
Energy	14.7%
Consumer Discretionary	11.2%
Capital Goods	2.8%
Transportation	2.2%
Materials & Processing	2.0%
Other	7.4%
Cash & Equivalents — Net	4.2%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06 15

A V A L U E S T O C K F U N D	Ticker Instl: Admin:	Symbols: PRNIX PRAAX

OCC Renaissance Fund
(Unaudited)

¢

OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

¢	The Fund’s Institutional Class Shares returned 6.73% for the year ended June 30, 2006. This performance trailed the 14.27% return of the Fund’s benchmark, the Russell Midcap Value Index.

¢

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Mid cap value stocks (Russell Midcap Value Index) outperformed mid cap growth (Russell Midcap Growth Index), returning 14.27% and 13.03% respectively.

¢

Holdings in the information technology sector hurt relative performance over the period. For example, the Fund saw less-than-expected returns from its investment in Sanmina-SCI Corp., a manufacturer of printed circuit boards, which fell after the company lowered earnings expectations.

¢	Relative performance was also hindered by exposure to the health care sector. Disappointing holdings in this area included Beckman Coulter, PDL BioPharma and Bristol-Myers.

¢	Performance was helped during the period by sector allocation, specifically an underweight in utilities coupled with overweights in energy and industrials.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (04/18/88)

OCC Renaissance Fund Institutional Class	6.73%	8.74%	15.50%	13.90%
OCC Renaissance Fund Administrative Class	6.45%	8.57%	15.29%	13.66%
Russell Midcap Value Index	14.27%	13.01%	13.59%	14.14%
Lipper Mid-Cap Value Fund Average	11.50%	10.74%	11.67%	12.04%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,008.60	$1,007.80	$1,020.58	$1,019.29
Expenses Paid During Period	$4.23	$5.53	$4.26	$5.56

For each class of the Fund, expenses are equal to the expense ratio for the class (0.85% for Institutional Class, 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	30.5%
Healthcare	11.2%
Technology	9.9%
Consumer Discretionary	8.0%
Consumer Services	7.7%
Energy	7.2%
Utilities	5.4%
Aerospace	4.5%
Other	14.9%
Cash & Equivalents — Net	0.7%

* % of net assets as of June 30, 2006

16 Allianz Funds Annual Report | 06.30.06

A V A L U E S T O C K F U N D	Ticker Instl: Admin:	Symbols: PDLIX PVLAX

OCC Value Fund
(Unaudited)

¢

OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

¢	The Fund’s Institutional Class Shares returned 8.51% for the year ended June 30, 2006. This performance trailed the 12.09% return of the Fund’s benchmark, the Russell 1000 Value Index.

¢

The U.S. stock market delivered solid returns for the reporting period, despite concerns over interest rate hikes, a weakening housing market and record high oil prices. Value continued its four-year trend, outperforming growth in the small-, mid- and large-cap categories. Large-cap value stocks (Russell 1000 Value Index) returned 12.09% for the year, compared to 6.12% for large-cap growth stocks (Russell 1000 Growth Index).

¢

The Fund’s relative performance was hurt over the period by overweight exposure and disappointing stock selection in the consumer discretionary sector. Rising interest rates curtail consumer spending, hurting many names in this space. For example, Fund holdings H&R Block and Carnival Corp. both lagged in relative returns.

¢	Performance was also hindered by stock selection in information technology. Two names in particular that delivered less-than-expected results were Sanmina-SCI Corp. and Motorola Inc.

¢

The Fund benefited from its strong stock selection in the industrials sector. Standouts in this area included Parker Hannifin Corp., an Ohio-based manufacturer of industrial motion control equipment. Performance was also helped by the Fund’s investment in Continental Airlines, which was able to offset rising fuel costs by raising fares and filling flights.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/30/91)

OCC Value Fund Institutional Class	8.51%	7.70%	12.61%	13.56%
OCC Value Fund Administrative Class	8.25%	7.41%	12.31%	13.26%
Russell 1000 Value Index	12.09%	6.89%	10.85%	12.46%
Lipper Large-Cap Value Fund Average	10.29%	4.15%	8.27%	10.33%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,025.50	$1,024.00	$1,021.22	$1,019.98
Expenses Paid During Period	$3.62	$4.87	$3.61	$4.86

For each class of the Fund, expenses are equal to the expense ratio for the class (0.72% for Institutional Class, 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	40.7%
Healthcare	13.2%
Energy	7.4%
Telecommunications	7.4%
Consumer Discretionary	5.5%
Consumer Services	4.5%
Utilities	4.5%
Capital Goods	4.3%
Other	10.9%
Cash & Equivalents — Net	1.6%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06 17

A B L E N D S T O C K F U N D	Ticker Instl: Admin:	Symbols: PMEIX PGOIX

PEA Equity Premium Strategy Fund (Formerly PEA Growth & Income Fund)
(Unaudited)

¢

PEA Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment.

¢

Effective November 1, 2005, the Fund began writing call options on both the individual stock holdings in the Fund as well as on the S&P 500 Index. The covered call strategy intends to enhance the income potential of the portfolio while simultaneously reducing the volatility of the performance stream.

¢	The Fund’s Institutional Class Shares returned 8.91% for the year ended June 30, 2006. This performance surpassed the 8.62% return of the Fund’s benchmark, the S&P 500 Index.

¢

The U.S. stock market delivered solid returns for the reporting period, overcoming a setback in the second quarter of 2006. Within stocks, value continued to outperform growth, with small- and mid-cap stocks outperforming large-caps stocks for the year.

¢

The Fund’s relative performance was helped by strong stock selection in the consumer discretionary sector. One standout in this area was Sears Holdings, which benefited from aggressive cost-cutting and a moderation of negative same-store-sales trends.

¢	The Fund saw strong stock selection in materials, including Freeport-McMoRan Copper & Gold, a metals mining company.

¢

Relative performance was hindered over the year by stock selection in the energy sector, including Peabody Energy Corp and Arch Coal. A mild overweight and stock selection in information technology also detracted from the Fund. For example, Fund holding Apple fell when its digital music player, the iPod, was not able to sustain the incredible growth it has seen the past few years.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/28/94)

PEA Equity Premium Strategy Fund Institutional Class	8.91%	-0.01%	9.80%	12.42%
PEA Equity Premium Strategy Fund Administrative Class	8.66%	-0.27%	9.50%	12.12%
S&P 500 Index	8.62%	2.49%	8.32%	11.14%
Lipper Large-Cap Core Fund Average	7.47%	1.10%	6.63%	9.52%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,038.00	$1,037.00	$1,020.13	$1,018.89
Expenses Paid During Period	$4.75	$6.01	$4.71	$5.96

For each class of the Fund, expenses are equal to the expense ratio for the class (0.94% for Institutional Class, 1.19% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	18.0%
Technology	18.0%
Energy	15.0%
Healthcare	14.3%
Consumer Discretionary	11.4%
Capital Goods	5.5%
Materials & Processing	3.4%
Transportation	3.3%
Metals & Mining	3.0%
Other	6.3%
Cash & Equivalents — Net	1.8%

* % of net assets as of June 30, 2006

18 Allianz Funds Annual Report | 06.30.06

A G R O W T H S T O C K F U N D	Ticker Instl: Admin:	Symbols: PGFIX PGFAX

PEA Growth Fund
(Unaudited)

¢

PEA Growth Fund seeks long-term growth of capital, with income an incidental consideration by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

¢	The Fund’s Institutional Class Shares returned 10.55% for the year ended June 30, 2006. This performance surpassed the 6.12% return of the Fund’s benchmark, the Russell 1000 Growth Index.

¢

Stocks in general delivered solid returns for the reporting period, with the S&P 500 Index up 8.62%. Large cap growth stocks seemed to launch a comeback at the end of 2005, but ended the year behind large-cap value. Specifically, the Russell 1000 Growth Index rose 6.12% for the 12 months ended June 30, 2006 versus 12.09% for the Russell 1000 Value Index.

¢

The Fund’s strong relative performance was due in part to strong stock selection in the consumer discretionary sector. One stand out in this area was consumer electronics chain Best Buy. Best Buy was up on improved profits, a result of increased earnings and aggressive cost cutting measures.

¢

Relative performance was also helped by strong stock selection in the struggling health-care sector. Select holdings within the industry made significant contributions, including Teva Pharmaceuticals which performed well for the period, buoyed by increased earnings on existing drugs and a strong drug pipeline.

¢	The Fund’s underweight exposure to the industrials sector hindered performance for the reporting period, as industrials performed relatively well.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (02/24/84)

PEA Growth Fund Institutional Class	10.55%	-1.10%	5.68%	12.05%
PEA Growth Fund Administrative Class	10.28%	-1.36%	5.38%	11.76%
Russell 1000 Growth Index	6.12%	-0.76%	5.42%	11.27%
Lipper Large-Cap Growth Fund Average	5.43%	-1.22%	5.49%	10.12%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,023.20	$1,022.20	$1,020.93	$1,019.69
Expenses Paid During Period	$3.91	$5.16	$3.91	$5.16

For each class of the Fund, expenses are equal to the expense ratio for the class (0.78% for Institutional Class, 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.8%
Healthcare	21.0%
Financial Services	13.5%
Consumer Discretionary	11.5%
Energy	10.8%
Consumer Staples	6.8%
Telecommunications	3.2%
Consumer Services	3.0%
Other	8.3%
Cash & Equivalents — Net	0.1%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06 19

A G R O W T H S T O C K F U N D	Ticker Instl: Admin:	Symbols: POFIX POADX

PEA Opportunity Fund
(Unaudited)

¢

PEA Opportunity Fund seeks capital appreciation, without consideration for income, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

¢	The Fund’s Institutional Class Shares returned 15.25% for the year ended June 30, 2006. This performance surpassed the 14.57% return of the Fund’s benchmark, the Russell 2000 Growth Index.

¢

Stocks in general delivered solid returns for the reporting period, with the S&P 500 Index up 8.62%. Small cap stocks continued over the year to outperform mid and large caps. Small-cap growth stocks picked up at the end of 2005, finishing the year in line with small-cap value stocks.

¢

The Fund’s relative performance was helped in part by sector weighting and stock selection in the consumer discretionary sector. One stand-out in this are was Pinnacle Entertainment Inc. Pinnacle was up on earnings growth from a new casino opening and better than expected performance from their existing properties.

¢

The Fund’s holdings in energy also contributed strongly to performance. Energy in general continued to deliver strong returns, supported by record high crude oil prices. Within the sector, the Fund benefited from holdings such as Parallel Petroleum Corp.

¢	Relative performance was hindered by exposure to information technology. For example, the Fund saw disappointing results from its investment in Wind River System.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (02/24/84)

PEA Opportunity Fund Institutional Class	15.25%	6.39%	5.16%	14.17%
PEA Opportunity Fund Administrative Class	15.00%	6.14%	4.96%	13.91%
Russell 2000 Growth Index	14.57%	3.48%	4.12%	7.86%
Lipper Small-Cap Growth Fund Average	12.60%	3.27%	7.33%	10.43%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,072.70	$1,071.60	$1,020.18	$1,018.94
Expenses Paid During Period	$4.78	$6.06	$4.66	$5.91

For each class of the Fund, expenses are equal to the expense ratio for the class (0.93% for Institutional Class, 1.18% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	27.6%
Healthcare	17.6%
Consumer Services	17.3%
Energy	8.6%
Financial Services	7.1%
Consumer Discretionary	4.6%
Transportation	3.7%
Consumer Staples	2.1%
Other	11.2%
Cash & Equivalents — Net	0.2%

* % of net assets as of June 30, 2006

20 Allianz Funds Annual Report | 06.30.06

A G R O W T H S T O C K F U N D	Ticker Instl: Admin:	Symbols: PFTIX PTADX

PEA Target Fund
(Unaudited)

¢

PEA Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

¢	The Fund’s Institutional Class Shares returned 10.89% for the year ended June 30, 2006. This performance trailed the 13.03% return of the Fund’s benchmark, the Russell Midcap Growth Index.

¢

Despite a setback in the second quarter of 2006, stocks in general delivered solid returns for the reporting period, with the S&P 500 Index up 8.62%. Mid-cap stocks outperformed the broader market, with the Russell Midcap Index up 13.67%. Within mid-caps, value stocks slightly outperformed growth stocks, as measured by the 14.27% increase in the Russell Mid-cap Value Index and the 13.03% increase in the Russell Midcap Growth Index.

¢	Performance was hindered during the reporting period by both poor stock selection as well as an underweight in energy, one of the best performing sectors.

¢

Relative performance was also adversely impacted by poor performance in healthcare, which is mainly attributable to an unexpected negative government reimbursement decision which impacted Kinetic Concepts.

¢

Fund performance was helped by overweighting the telecommunications sector and strong stock selection in the consumer discretionary area. In particular the Fund saw contributions from its hotel holdings, including Starwood Hotels & Resorts Worldwide Inc. and Hilton Hotels Corp.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/17/92)

PEA Target Fund Institutional Class	10.89%	0.80%	8.99%	12.17%
PEA Target Fund Administrative Class	10.61%	0.58%	8.84%	11.98%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	10.02%
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	9.34%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following expense examples.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,024.40	$1,023.00	$1,020.73	$1,019.39
Expenses Paid During Period	$4.12	$5.47	$4.11	$5.46

For each class of the Fund, expenses are equal to the expense ratio for the class (0.82% for Institutional Class, 1.09% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	27.0%
Healthcare	17.0%
Financial Services	13.2%
Consumer Services	9.8%
Energy	7.3%
Communications	5.2%
Capital Goods	5.1%
Materials & Processing	4.2%
Other	10.2%
Cash & Equivalents — Net	1.0%

* % of net assets as of June 30, 2006

Allianz Funds Annual Report | 06.30.06 21

Schedule of Investments
 AMM Asset Allocation Fund (a)
 June 30, 2006

	Shares	Value (000s)

ALLIANZ FUNDS (b)—50.3%
CCM Capital Appreciation	114,766	$2,320
CCM Mid-Cap (d)	74,342	2,119
NACM International	1,861,416	40,970
NFJ Small-Cap Value	239,356	7,764
OCC Renaissance (d)	866,819	19,235
OCC Value	869,366	14,336
PEA Growth (d)	78,101	1,620
PEA Opportunity (d)	438,906	9,586
PEA Target (d)	123,361	2,487
RCM Large-Cap Growth	1,838,189	25,422
RCM Mid-Cap (d)	6,388,313	19,101

Total Allianz Funds (cost—$117,483)		144,960

PIMCO FUNDS (c)—49.8%
Emerging Markets Bond	94,316	1,016
Foreign Bond (U.S. Dollar-Hedged)	312,361	3,199
High Yield	668,856	6,367
Short-Term	593,857	5,915
StocksPLUS	3,858,415	39,047
Total Return	8,614,727	87,698

Total PIMCO Funds (cost—$144,709)		143,242

Total Investments (cost—$262,192)—100.1%		288,202

Liabilities in excess of other assets—(0.1)%		(321)

Net Assets—100.0%		$287,881

Notes to Schedule of Investments:

(a) Affiliated funds.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing fund.

22 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
 CCM Capital Appreciation Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—96.5%

Aerospace—4.2%
Boeing Co. (b)	301,450	$24,692
General Dynamics Corp.	278,330	18,219
Lockheed Martin Corp.	255,140	18,304

		61,215

Building/Construction—1.2%
Jacobs Engineering Group, Inc. (a)(b)	213,260	16,984

Capital Goods—8.1%
Caterpillar, Inc. (b)	301,580	22,462
Cooper Industries Ltd., Class A	223,600	20,777
Johnson Controls, Inc. (b)	221,860	18,241
Joy Global, Inc.	336,880	17,548
Rockwell Automation, Inc.	285,740	20,576
Textron, Inc.	213,570	19,687

		119,291

Chemicals—1.2%
Monsanto Co. (b)	218,310	18,380

Communications—1.3%
NII Holdings, Inc., Class B (a)(b)	347,620	19,599

Consumer Discretionary—8.2%
Best Buy Co., Inc. (b)	317,090	17,389
International Game Technology (b)	503,260	19,094
J.C. Penney Co., Inc.	221,140	14,929
Nordstrom, Inc. (b)	398,780	14,555
Office Depot, Inc. (a)(b)	443,870	16,867
Sears Holding Corp. (a)	111,800	17,311
Starbucks Corp. (a)(b)	518,690	19,586

		119,731

Consumer Services—3.9%
Marriott International, Inc., Class A	518,220	19,754
Monster Worldwide, Inc. (a)(b)	395,220	16,860
Robert Half International, Inc.	482,920	20,283

		56,897

Consumer Staples—3.4%
Anheuser-Busch Cos., Inc.	381,040	17,372
Archer-Daniels-Midland Co.	368,220	15,200
Loews Corp. - Carolina Group	347,750	17,864

		50,436

Energy—8.6%
Baker Hughes, Inc. (b)	228,450	18,699
BJ Services Co. (b)	465,430	17,342
Halliburton Co. (b)	306,320	22,732
Noble Corp. (b)	253,460	18,862
Peabody Energy Corp.	276,280	15,403
Schlumberger Ltd.	242,320	15,777
Valero Energy Corp.	252,180	16,775

		125,590

	Shares	Value (000s)

Financial Services—11.7%
Allstate Corp.	338,000	$18,499
Charles Schwab Corp.	1,048,120	16,749
Citigroup, Inc.	387,090	18,673
Goldman Sachs Group, Inc.	114,970	17,295
Hartford Financial Services Group, Inc.	203,710	17,234
Host Marriot Corp., REIT	883,063	19,313
Lehman Brothers Holdings, Inc.	272,260	17,738
Loews Corp.	236,900	8,398
PNC Financial Services Group, Inc. (b)	285,680	20,046
Principal Financial Group, Inc.	318,590	17,729

		171,674

Healthcare—12.7%
Amgen, Inc. (a)(b)	288,480	18,817
Becton Dickinson & Co.	278,570	17,029
Biogen Idec, Inc. (a)	358,280	16,599
Genentech, Inc. (a)(b)	281,730	23,045
Gilead Sciences, Inc. (a)(b)	344,620	20,388
Hospira, Inc. (a)	415,480	17,841
Merck & Co., Inc.	505,480	18,415
Quest Diagnostics, Inc.	288,810	17,305
Schering-Plough Corp.	926,840	17,638
Wyeth	422,720	18,773

		185,850

Hotels/Gaming—2.5%
Las Vegas Sands Corp. (a)(b)	260,150	20,255
Starwood Hotels & Resorts Worldwide, Inc. (b)	270,660	16,332

		36,587

Materials & Processing—2.5%
Rohm & Haas Co. (b)	366,840	18,386
Vulcan Materials Co.	237,980	18,563

		36,949

Metals & Mining—1.2%
Alcoa, Inc. (b)	534,150	17,285

Multi-Media—3.7%
Comcast Corp., Class A (a)(b)	580,610	19,009
News Corp., Class A	923,290	17,709
Walt Disney Co.	575,180	17,255

		53,973

Technology—16.9%
Agilent Technologies, Inc. (a)	596,330	18,820
Applied Materials, Inc. (b)	1,151,370	18,744
Cisco Systems, Inc. (a)	896,980	17,518
Citrix Systems, Inc. (a)	417,960	16,777
Corning, Inc. (a)	740,460	17,912
Emerson Electric Co.	222,210	18,624
Freescale Semi-conductor, Inc., Class B (a)	577,340	16,974
Harris Corp. (b)	476,970	19,799
Hewlett-Packard Co. (b)	563,540	17,853
International Business Machines Corp. (b)	201,720	15,496
MEMC Electronic Materials, Inc. (a)	391,680	14,493
Oracle Corp. (a)	1,279,350	19,036
QUALCOMM, Inc. (b)	406,870	16,303
Texas Instruments, Inc.	623,790	18,895

		247,244

	Shares	Value (000s)

Telecommunications—1.4%
AT&T, Inc. (b)	742,920	$20,720

Transportation—1.1%
Union Pacific Corp.	167,270	15,549

Utilities—1.4%
TXU Corp.	344,840	20,618

Waste Disposal—1.3%
Waste Management, Inc.	521,910	18,726

Total Common Stock (cost—$1,330,476)		1,413,298

SHORT-TERM INVESTMENTS—23.6%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—16.5%
Adirondack 2005-1 Corp.,
5.10% due 7/24/06	$10,000	9,954
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,005
Bank of America N.A.,
5.362% due 6/19/07, FRN	10,000	10,000
5.383% due 7/3/06	40,000	40,000
Bavaria TRR Corp.,
5.353% due 7/28/06	10,000	9,959
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	25,200	25,200
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	18,000	18,000
Countrywide Financial Corp.,
5.21% due 11/3/06, FRN	5,000	5,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	5,000	4,999
Davis Square Funding IV Corp.,
5.357% due 7/31/06	15,000	14,931
Davis Square Funding V Corp.,
5.345% due 7/18/06	10,000	9,974
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.21% due 2/2/07	3,000	3,000
5.392% due 7/10/06	1,000	1,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	10,000	9,993
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	10,000	9,959
Park Sienna LLC,
5.336% due 7/7/06	20,000	19,979
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	10,000	9,959
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	5,000	4,999
5.368% due 6/20/07	15,000	14,998

		240,907

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 23

Schedule of Investments (cont.)
CCM Capital Appreciation Fund
 June 30, 2006

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—7.1%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $104,182; collateralized by Federal Home Loan Bank, 4.50%, due 5/21/07, valued at $53,776 including accrued interest; and Freddie Mac, 2.875%, due 5/15/07, valued at $52,448 (cost—$104,139)	$104,139	$104,139

Total Short-Term Investments (cost—$344,870)		345,046

Total Investments (cost—$1,675,346)—120.1%		1,758,344

Liabilities in excess of other assets—(20.1)%		(293,755)

Net Assets—100.0%		$1,464,589

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $233,568; cash collateral of $240,166 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

24 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
CCM Emerging Companies Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.9%

Aerospace—2.6%
AAR Corp. (a)	371,070	$8,249
United Industrial Corp. (b)	191,270	8,655

		16,904

Building—1.0%
Champion Enterprises, Inc. (a)	569,990	6,293

Capital Goods—6.5%
Barnes Group, Inc.	534,140	10,656
Bucyrus International, Inc., Class A	140,640	7,102
Franklin Electric Co., Inc.	134,970	6,970
Layne Christensen Co. (a)	348,270	9,874
Middleby Corp. (a)(b)	93,540	8,097

		42,699

Chemicals—1.3%
PolyOne Corp. (a)	1,002,050	8,798

Commercial Products—1.3%
Parexel International Corp. (a)	302,440	8,725

Consumer Discretionary—14.0%
Boston Beer Co., Inc. (a)	307,400	9,004
Coldwater Creek, Inc. (a)(b)	436,850	11,690
Dress Barn, Inc. (a)(b)	373,390	9,465
Genesco, Inc. (a)(b)	219,250	7,426
Guess ?, Inc. (a)	193,690	8,086
Gymboree Corp. (a)	213,380	7,417
Iconix Brand Group, Inc. (a)	468,250	7,651
MWI Veterinary Supply, Inc. (a)	199,193	7,257
Steven Madden Ltd.	232,920	6,899
Wet Seal, Inc. (a)(b)	1,530,900	7,471
Zumiez, Inc. (a)	260,570	9,790

		92,156

Consumer Services—4.6%
Bankrate, Inc. (a)(b)	236,330	8,924
Comfort Systems USA, Inc.	612,910	8,758
Dover Downs Gaming & Entertainment, Inc.	317,805	6,242
Geo Group, Inc. (a)	187,740	6,580

		30,504

Consumer Staples—1.2%
Wild Oats Markets, Inc. (a)(b)	413,270	8,100

Energy—10.4%
Dril-Quip, Inc. (a)	99,270	8,184
Giant Industries, Inc. (a)	135,740	9,033
Hercules Offshore, Inc. (a)	216,280	7,570
Hornbeck Offshore Services, Inc. (a)(b)	222,110	7,889
Oil States International, Inc. (a)(b)	265,420	9,099
Parallel Petroleum Corp. (a)(b)	461,530	11,404
Pioneer Drilling Co. (a)(b)	505,480	7,805
Union Drilling, Inc. (a)	513,310	7,628

		68,612

Financial Services—9.6%
FPIC Insurance Group, Inc. (a)(b)	227,740	8,825
GFI Group, Inc. (a)(b)	215,720	11,638
Greenhill & Co., Inc. (b)	115,910	7,043
Meadowbrook Insurance Group, Inc. (a)	725,490	6,036
Medallion Financial Corp.	609,050	7,893
Republic Cos. Group, Inc.	493,660	8,743
Trammell Crow Co. (a)(b)	369,420	12,992

		63,170

	Shares	Value (000s)

Healthcare—9.8%
Angiodynamics, Inc. (a)	398,330	$10,775
Hologic, Inc. (a)	168,460	8,315
ICU Medical, Inc. (a)	189,940	8,023
Meridian Bioscience, Inc.	320,610	7,999
Molina Healthcare, Inc. (a)	228,070	8,678
Neurometrix, Inc. (a)	246,360	7,504
PetMed Express, Inc. (a)(b)	568,000	6,231
Sciele Pharma, Inc. (a)(b)	321,830	7,464

		64,989

Hotels/Gaming—1.1%
Monarch Casino & Resort, Inc. (a)	263,540	7,411

Metals & Mining—1.1%
Hecla Mining Co. (a)(b)	1,388,320	7,289

Paper/Paper Products—1.0%
Glatfelter	423,400	6,719

Real Estate Investment Trust—1.7%
LTC Properties, Inc.	498,770	11,148

Technology—24.4%
American Science & Engineering, Inc., Class A (a)(b)	116,310	6,737
Aspen Technology, Inc. (a)(b)	798,340	10,474
Blackbaud, Inc.	380,550	8,638
Computer Programs & Systems, Inc. (b)	248,220	9,919
DSP Group, Inc. (a)	371,180	9,224
Encore Wire Corp. (a)(b)	195,680	7,033
IHS, Inc. (a)	168,090	4,980
Mentor Graphics Corp. (a)	603,880	7,838
Phase Forward, Inc. (a)	565,200	6,511
Rackable Systems, Inc. (a)	279,960	11,056
Redback Networks, Inc. (a)	428,700	7,862
Rofin-Sinar Technologies, Inc. (a)	173,200	9,954
SonicWALL, Inc. (a)	869,290	7,815
SPSS, Inc. (a)	245,250	7,882
Stamps.com, Inc. (a)	327,770	9,119
Superior Essex, Inc. (a)	214,400	6,417
SYKES Enterprises, Inc. (a)	498,770	8,060
Triquint Semi-conductor, Inc. (a)	1,486,720	6,631
TTM Technologies, Inc. (a)	513,974	7,437
Witness Systems, Inc. (a)	355,320	7,167

		160,754

Telecommunications—2.4%
Anaren, Inc. (a)	438,390	8,983
Oplink Communications, Inc. (a)	388,260	7,109

		16,092

Transportation—1.2%
HUB Group, Inc. (a)	317,750	7,794

Waste Disposal—2.7%
American Ecology Corp.	324,690	8,604
Waste Industries USA, Inc.	399,170	9,053

		17,657

Total Common Stock (cost—$583,956)		645,814

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—20.3%

Collateral Invested for Securities on Loan (d)—15.9%
Allianz Dresdner Daily Asset Fund (e)	84,276,530	$84,277

	Principal Amount (000s)

Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	$2,000	2,000
Countrywide Financial Corp.,
5.21% due 11/3/06, FRN	5,000	5,000
Morgan Stanley,
5.21% due 2/2/07, FRN	3,000	3,000
5.392% due 7/10/06	9,000	9,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000

		105,277

Repurchase Agreement—4.4%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $28,850; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $29,416 including accrued interest (cost—$28,838)	28,838	28,838

Total Short-Term Investments (cost—$134,115)		134,115

Total Investments (cost—$718,071)—118.2%		779,929

Liabilities in excess of other assets—(18.2)%		(119,945)

Net Assets—100.0%		$659,984

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $104,775; cash collateral of $107,972 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from the securities on loan.

(e) Affiliated fund.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 25

Schedule of Investments
CCM Focused Growth Fund
June 30, 2006

	Shares	Value (000s	)

COMMON STOCK—96.3%

Aerospace—5.1%
Boeing Co.	1,600	$131
Lockheed Martin Corp.	1,420	102

		233

Capital Goods—7.4%
Carlisle Cos., Inc.	1,270	101
Fluor Corp.	1,330	123
Joy Global, Inc.	2,260	118

		342

Chemicals—2.2%
Airgas, Inc.	2,650	99

Communications—2.5%
NII Holdings, Inc., Class B (a)	2,010	113

Consumer Discretionary—8.1%
Claire’s Stores, Inc.	2,290	58
Nordstrom, Inc.	2,600	95
Sears Holding Corp. (a)	740	115
Starbucks Corp. (a)	2,770	105

		373

Consumer Staples—2.0%
Loews Corp. - Carolina Group	1,810	93

Energy—10.4%
Baker Hughes, Inc.	1,270	104
Diamond Offshore Drilling, Inc.	1,180	99
Grant Prideco, Inc. (a)	1,970	88
Peabody Energy Corp.	1,590	89
Tidewater, Inc.	1,950	96

		476

Financial Services—5.0%
Charles Schwab Corp.	5,830	93
Goldman Sachs Group, Inc.	900	136

		229

Healthcare—14.0%
Biogen Idec, Inc. (a)	2,550	118
Gilead Sciences, Inc. (a)	2,170	128
Hospira, Inc. (a)	2,700	116
Quest Diagnostics, Inc.	1,710	102
Schering-Plough Corp.	4,830	92
Varian Medical Systems, Inc. (a)	1,830	87

		643

Hotels/Gaming—1.5%
Starwood Hotels & Resorts Worldwide, Inc.	1,180	71

Metals & Mining—2.4%
Allegheny Technologies, Inc.	1,600	111

Multi-Media—2.5%
News Corp., Class A	6,070	116

Real Estate Investment Trust—2.3%
Host Marriot Corp.	4,852	106

	Shares	Value (000s)

Technology—23.9%
Akamai Technologies, Inc. (a)	3,410	$123
Citrix Systems, Inc. (a)	2,710	109
Corning, Inc. (a)	4,080	99
Emerson Electric Co.	1,300	109
Freescale Semi-conductor, Inc., Class B (a)	3,750	110
Harris Corp.	2,850	118
International Business Machines Corp.	610	47
Molex, Inc.	3,270	110
Monster Worldwide, Inc. (a)	2,580	110
QUALCOMM, Inc.	1,950	78
Western Digital Corp. (a)	4,420	88

		1,101

Telecommunications—2.6%
Crown Castle International Corp. (a)	3,510	121

Transportation—2.2%
Norfolk Southern Corp.	1,940	103

Utilities—2.2%
TXU Corp.	1,670	100

Total Common Stock (cost—$3,913)		4,430

	Principal Amount (000s)

Repurchase Agreement—5.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $263; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $273 including accrued interest (cost—$263)	$263	263

Total Investments (cost—$4,176)—102.0%		4,693

Liabilities in excess of other assets—(2.0)%		(93)

Net Assets—100.0%		$4,600

Notes to Schedule of Investments:

(a) Non-income producing.

26 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
CCM Mid-Cap Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.5%

Aerospace—2.4%
Goodrich Corp.	401,870	$16,191
Rockwell Collins, Inc.	315,330	17,618

		33,809

Automotive—1.3%
TRW Automotive Holdings Corp. (a)	674,610	18,403

Capital Goods—6.2%
Carlisle Cos., Inc.	219,950	17,442
Dover Corp. (b)	365,170	18,050
Fluor Corp. (b)	181,130	16,833
Harsco Corp.	218,020	16,997
Joy Global, Inc.	328,820	17,128

		86,450

Chemicals—2.5%
Airgas, Inc.	468,870	17,466
Celanese Corp.	871,800	17,802

		35,268

Communications—3.9%
Crown Castle International Corp. (a)(b)	528,470	18,253
NII Holdings, Inc., Class B (a)(b)	335,180	18,897
Qwest Communications International, Inc. (a)	2,294,000	18,559

		55,709

Consumer Discretionary—10.7%
AnnTaylor Stores Corp. (a)(b)	346,760	15,043
Claire’s Stores, Inc.	571,230	14,572
International Game Technology (b)	370,370	14,052
Men’s Wearhouse, Inc.	487,890	14,783
Nordstrom, Inc. (b)	379,590	13,855
Office Depot, Inc. (a)(b)	387,060	14,708
Penn National Gaming, Inc. (a)	380,900	14,771
Pool Corp.	388,360	16,944
Scientific Games Corp. (a)(b)	391,300	13,938
W.W. Grainger, Inc.	233,450	17,563

		150,229

Consumer Services—4.5%
Alliance Data Systems Corp. (a)	225,620	13,271
Choice Hotels International, Inc.	271,950	16,480
Hilton Hotels Corp.	617,720	17,469
Monster Worldwide, Inc. (a)	381,050	16,256

		63,476

Consumer Staples—1.8%
Brown-Forman Corp., Class B	100,840	7,205
Hormel Foods Corp.	471,080	17,496

		24,701

Energy—11.4%
Arch Coal, Inc. (b)	292,060	12,374
Cameron International Corp. (a)(b)	287,920	13,754
Diamond Offshore Drilling, Inc. (b)	205,910	17,282
ENSCO International, Inc. (b)	328,850	15,134
FMC Technologies, Inc. (a)	219,630	14,816
Grant Prideco, Inc. (a)	340,460	15,236
Hess Corp. (b)	369,680	19,538
Smith International, Inc.	429,420	19,096
Tesoro Corp. (b)	242,350	18,021
Tidewater, Inc.	313,180	15,408

		160,659

	Shares	Value (000s)

Environmental Services—1.2%
Republic Services, Inc.	404,550	$16,320

Financial Services—12.6%
Assurant, Inc.	353,850	17,126
Bear Stearns Cos., Inc.	130,170	18,234
BlackRock, Inc.	124,960	17,391
CB Richard Ellis Group, Inc., Class A (a)	700,440	17,441
CNA Financial Corp. (a)(b)	519,690	17,129
E*Trade Financial Corp. (a)	751,100	17,140
HCC Insurance Holdings, Inc. (b)	523,710	15,418
Jefferies Group, Inc. (b)	577,320	17,106
Lincoln National Corp.	285,800	16,131
Nasdaq Stock Market, Inc. (a)	568,410	16,995
T. Rowe Price Group, Inc.	185,010	6,995

		177,106

Healthcare—9.6%
Biogen Idec, Inc. (a)	350,040	16,217
Covance, Inc. (a)(b)	231,960	14,201
Dade Behring Holdings, Inc.	414,800	17,272
Hospira, Inc. (a)	399,160	17,140
Intuitive Surgical, Inc. (a)	148,260	17,490
Quest Diagnostics, Inc. (b)	317,410	19,019
Varian Medical Systems, Inc. (a)(b)	310,230	14,690
VCA Antech, Inc. (a)(b)	592,130	18,907

		134,936

Materials & Processing—2.5%
Allegheny Technologies, Inc.	242,370	16,782
Southern Copper Corp. (b)	198,160	17,662

		34,444

Paper/Paper Products—1.1%
Temple-Inland, Inc.	364,430	15,623

Technology—21.6%
Akamai Technologies, Inc. (a)(b)	607,930	22,001
Applera Corp. - Applied Biosystems Group	564,450	18,260
BEA Systems, Inc. (a)(b)	1,367,300	17,898
Cadence Design Systems, Inc. (a)(b)	970,860	16,650
CheckFree Corp. (a)(b)	359,950	17,839
DST Systems, Inc. (a)(b)	305,130	18,155
Emdeon Corp. (a)(b)	1,580,600	19,615
Global Payments, Inc.	374,570	18,185
Harris Corp. (b)	460,320	19,108
Lexmark International, Inc. (a)	349,170	19,494
LSI Logic Corp. (a)	2,104,840	18,838
Mettler Toledo International, Inc. (a)	275,960	16,715
Microchip Technology, Inc. (b)	495,700	16,631
Molex, Inc. (b)	469,420	15,759
Tektronix, Inc.	589,870	17,354
Thomas & Betts Corp. (a)	308,320	15,817
Western Digital Corp. (a)(b)	814,790	16,141

		304,460

Transportation—2.6%
CH Robinson Worldwide, Inc. (b)	418,360	22,298
Norfolk Southern Corp. (b)	276,210	14,700

		36,998

	Shares	Value (000s)

Utilities—2.6%
Allegheny Energy, Inc. (a)	457,560	$16,962
Alliant Energy Corp. (b)	578,330	19,837

		36,799

Total Common Stock (cost—$1,297,918)		1,385,390

SHORT-TERM INVESTMENTS—24.8%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—19.3%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$12,000	11,979
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,005
Bank of America N.A.,
5.383% due 7/3/06	40,000	40,000
Bavaria TRR Corp.,
5.123% due 7/03/06	25,000	24,989
5.353% due 7/28/06	20,000	19,917
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	11,641	11,641
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	62,000	62,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	5,000	4,999
Davis Square Funding IV Corp.,
5.357% due 7/31/06	15,000	14,932
Davis Square Funding V Corp.,
5.345% due 7/18/06	9,414	9,389
KKR Atlantic Funding Trust,
5.323% due 7/21/06	10,000	9,957
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.21% due 2/2/07, FRN	3,000	3,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	10,000	9,993
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	10,000	9,959
Park Sienna LLC,
5.336% due 7/7/06	10,000	9,990
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	5,000	4,979
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	5,000	5,002

		271,729

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 27

Schedule of Investments (cont.)
CCM Mid-Cap Fund
June 30, 2006

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $77,317; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $78,831 including accrued interest (cost—$77,285)	$77,285	$77,285

Total Short-Term Investments (cost—$348,848)		349,014

Total Investments (cost—$1,646,766)—123.3%		1,734,404

Liabilities in excess of other assets—(23.3)%		(327,798)

Net Assets—100.0%		$1,406,606

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $268,385; cash collateral of $275,951 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

28 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NFJ Dividend Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—91.9%

Consumer Discretionary—9.2%
CBS Corp.	1,623,200	$43,908
Limited Brands, Inc. (b)	154,500	3,953
Mattel, Inc.	2,680,000	44,247
Stanley Works	862,000	40,704
V.F. Corp.	680,800	46,240
Whirlpool Corp. (b)	548,700	45,350

		224,402

Consumer Staples—13.3%
Altria Group, Inc. (b)	647,000	47,509
Anheuser-Busch Cos., Inc. (b)	1,040,000	47,414
Coca-Cola Co.	1,268,400	54,567
ConAgra Foods, Inc. (b)	2,013,000	44,507
Kimberly-Clark Corp.	860,000	53,062
Reynolds American, Inc. (b)	405,000	46,696
Supervalu, Inc.	1,009,600	30,995

		324,750

Energy—13.7%
Anadarko Petroleum Corp. (b)	1,098,000	52,364
Chevron Corp.	710,000	44,063
ConocoPhillips	763,100	50,006
Marathon Oil Corp. (b)	1,142,000	95,128
Occidental Petroleum Corp. (b)	452,000	46,352
PetroChina Co., Ltd. ADR (b)	440,000	47,507

		335,420

Financial Services—24.7%
Allstate Corp.	851,400	46,597
Bank of America Corp.	969,000	46,609
Duke Realty Corp., REIT (b)	791,000	27,804
Freddie Mac	844,400	48,139
JP Morgan Chase & Co.	1,112,000	46,704
Key Corp.	2,525,000	90,092
Lincoln National Corp.	850,000	47,974
Morgan Stanley	770,000	48,672
Regions Financial Corp. (b)	2,350,000	77,832
St. Paul Travelers Cos., Inc.	1,011,000	45,070
Washington Mutual, Inc. (b)	1,760,000	80,221

		605,714

Industrial—3.7%
Masco Corp. (b)	1,519,000	45,023
RR Donnelley & Sons Co.	1,406,700	44,944

		89,967

Healthcare—9.9%
GlaxoSmithKline PLC ADR	937,000	52,285
Merck & Co., Inc.	2,620,000	95,446
Pfizer, Inc.	4,065,700	95,422

		243,153

Materials & Processing—3.0%
Dow Chemical Co. (b)	1,122,000	43,792
Lyondell Chemical Co.	1,340,000	30,364

		74,156

Technology—2.0%
Seagate Technology, Inc. (a)(b)	2,200,000	49,808

Telecommunications—6.0%
ALLTEL Corp.	742,000	47,362
AT&T, Inc. (b)	1,720,000	47,971
Verizon Communications, Inc.	1,550,000	51,909

		147,242

	Shares	Value (000s)

Utilities—6.4%
DTE Energy Co. (b)	1,033,000	$42,085
KeySpan Corp.	786,000	31,754
Progress Energy, Inc. (b)	1,003,000	42,999
Sempra Energy	890,000	40,477

		157,315

Total Common Stock (cost—$2,091,718)		2,251,927

SHORT-TERM INVESTMENTS—24.5%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—17.2%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$25,000	24,956
5.376% due 7/6/06	20,000	19,982
Bank of America Corp.,
5.13% due 8/22/06, FRN	10,000	10,011
Bank of America N.A.,
5.363% due 6/19/07, FRN	20,000	20,000
Bavaria TRR Corp.,
5.353% due 7/28/06	20,000	19,917
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	1,000	1,000
Canadian Imperial Bank,
5.34% due 7/3/06	27,916	27,916
Countrywide Financial Corp.,
5.21% due 11/3/06, FRN	1,340	1,340
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	20,000	19,994
Davis Square Funding V Corp.,
5.345% due 7/18/06	10,000	9,973
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	8,000	8,002
ING Bank NV,
5.30% due 7/3/06	50,000	50,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	45,000	44,808
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.155% due 2/15/07, FRN	10,000	10,000
5.21% due 2/2/07, FRN	2,000	2,000
5.393% due 7/10/06	5,000	5,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	20,000	19,985
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.305% due 1/19/07	20,000	20,000
5.335% due 7/28/06	20,000	19,918
Park Sienna LLC,
5.336% due 7/7/06	20,000	19,979
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	20,000	19,998
5.368% due 6/20/07	15,000	14,998
5.369% due 4/5/07	10,000	10,004
Starbird Funding Corp.,
5.295% due 7/24/06	10,000	9,955

		421,736

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—7.3%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $179,743; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $137,458 including accrued interest; and Federal Home Loan Bank, 4.50%, due 5/21/07, valued at $45,809 including accrued interest (cost—$179,670)	$179,670	$179,670

Total Short-Term Investments (cost—$601,367)		601,406

Total Investments (cost—$2,693,085)—116.4%		2,853,333

Liabilities in excess of other assets—(16.4)%		(401,479)

Net Assets—100.0%		$2,451,854

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $407,515; cash collateral of $420,950 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from the securities on loan.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 29

Schedule of Investments
NFJ International Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—93.6%

Australia—1.9%
Amcor Ltd. ADR	101,000	$2,005

Belgium—1.9%
Etablissements Delhaize Feres ET CIE	30,000	2,073

Bermuda—2.9%
Frontline Ltd. (b)	26,500	1,003
RenaissanceRe Holdings Ltd.	42,000	2,035

		3,038

Brazil—12.3%
Compania de Saneamento Basico do Estado de Sao Paulo ADR	138,000	3,250
Companhia Vale do Rio Doce ADR	93,000	2,236
Empresa Brasileira de Aeronautica S.A. ADR	30,000	1,094
Petroleo Brasileiro S.A. ADR	37,000	3,305
Votorantim Celulose e Papel S.A. ADR	207,000	3,225

		13,110

Canada—10.1%
Agrium, Inc.	43,000	999
Canadian Pacific Railway Ltd. (b)	39,000	1,995
Magna International, Inc., Class A	28,000	2,015
Methanex Corp.	47,000	995
Petro-Canada	45,000	2,133
Quebecor World, Inc. (b)	64,000	702
TransCanada Corp. (b)	67,000	1,922

		10,761

Cayman Islands—1.0%
Seagate Technology, Inc. (a)(b)	45,000	1,019

China—8.9%
Aluminum Corp. of China Ltd. ADR	42,000	3,137
Sinopec Shanghai Petrochemical Co., Ltd. ADR	62,000	3,060
Yanzhou Coal Mining Co., Ltd. ADR (b)	90,000	3,322

		9,519

France—1.9%
AXA S.A. ADR (b)	62,000	2,032

Japan—2.9%
Canon, Inc. ADR	28,000	2,052
Nissan Motor Co., Ltd. ADR (b)	46,000	1,011

		3,063

Marshall Islands—1.0%
Teekay Shipping Corp. (b)	25,000	1,046

Mexico—6.8%
Cemex S.A. de C.V. ADR (a)(b)	55,000	3,133
Coca-Cola Femsa, S.A. de C.V. ADR	69,000	2,037
Telefonos de Mexico S.A. de C.V. ADR (b)	99,000	2,062

		7,232

Netherlands—7.5%
ABN AMRO Holding NV ADR	145,839	3,990
ING Groep NV ADR	102,000	4,011

		8,001

	Shares	Value (000s)

Norway—2.0%
Norsk Hydro ASA ADR (b)	78,000	$2,083

Peru—1.0%
Compania de Minas Buenaventura S.A.u. ADR	40,000	1,091

South Korea (Republic of)—11.3%
Korea Electric Power Corp. ADR	211,000	4,000
KT Corp. ADR	140,000	3,003
POSCO ADR	61,000	4,081
SK Telecom Co., Ltd. ADR	43,000	1,007

		12,091

South Africa—1.1%
Sasol Ltd. ADR	29,000	1,120

Sweden—2.9%
Volvo AB ADR	62,000	3,039

Taiwan—4.0%
AU Optronics Corp. ADR (b)	152,000	2,165
Siliconware Precision Industries Co. ADR (b)	345,000	2,063

		4,228

United Kingdom—12.2%
British American Tobacco PLC ADR	39,000	1,978
Diageo PLC ADR	14,000	946
GlaxoSmithKline PLC ADR	36,000	2,009
HSBC Holdings PLC ADR	23,000	2,032
Imperial Chemical Industries PLC ADR	37,000	988
Unilever PLC ADR (b)	89,000	2,006
United Utilities PLC ADR (b)	126,000	2,987

		12,946

Total Common Stock (cost—$97,863)		99,497

SHORT-TERM INVESTMENTS—24.1%

Collateral Invested for Securities on Loan (c)—18.2%
Allianz Dresdner Daily Asset Fund (d)	19,400,323	19,400

	Principal Amount (000s)

Repurchase Agreement—5.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $6,249; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $6,372 including accrued interest (cost—$6,246)	$6,246	6,246

Total Short-Term Investments (cost—$25,646)		25,646

Total Investments (cost—$123,509)—117.7%		125,143

Liabilities in excess of other assets—(17.7)%		(18,823)

Net Assets—100.0%		$106,320

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $18,563; cash collateral of $19,400 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

30 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NFJ Large-Cap Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—85.6%

Consumer Discretionary—10.0%
Carnival Corp.	26,200	$1,094
CBS Corp.	77,000	2,083
Fortune Brands, Inc.	15,000	1,065
Gannett Co., Inc. (a)	39,000	2,181
Johnson Controls, Inc.	12,500	1,028
Limited Brands, Inc.	69,500	1,778
McDonald’s Corp. (a)	32,000	1,075
Paccar, Inc.	26,700	2,200

		12,504

Consumer Staples—5.1%
Altria Group, Inc.	29,000	2,130
Anheuser-Busch Cos., Inc.	24,000	1,094
Coca-Cola Enterprises, Inc.	52,000	1,059
Kimberly-Clark Corp.	35,000	2,160

		6,443

Energy—12.5%
Apache Corp.	50,000	3,413
ConocoPhillips	50,000	3,276
GlobalSantaFe Corp.	39,000	2,252
Occidental Petroleum Corp.	32,000	3,282
Valero Energy Corp.	52,000	3,459

		15,682

Financial Services—29.7%
Allstate Corp.	78,000	4,269
Bank of America Corp.	66,000	3,175
Citigroup, Inc.	66,000	3,184
Countrywide Financial Corp.	55,000	2,094
Equity Office Properties Trust, REIT	60,000	2,191
Fannie Mae	45,000	2,164
Key Corp.	90,000	3,211
Lehman Brothers Holdings, Inc. (a)	50,000	3,257
Marsh & McLennan Cos., Inc. (a)	40,000	1,076
MetLife, Inc. (a)	62,000	3,175
Simon Property Group, Inc., REIT	26,000	2,156
St. Paul Travelers Cos., Inc.	94,000	4,190
Washington Mutual, Inc. (a)	70,000	3,191

		37,333

Healthcare—6.0%
Cigna Corp.	23,000	2,266
HCA, Inc.	24,000	1,035
Johnson & Johnson	17,000	1,019
Merck & Co., Inc.	30,000	1,093
Pfizer, Inc.	91,000	2,136

		7,549

Industrial—6.8%
3M Co.	13,000	1,050
Burlington Northern Santa Fe Corp.	14,000	1,109
Deere & Co. (a)	13,000	1,085
Masco Corp. (a)	109,000	3,231
Northrop Grumman Corp.	33,000	2,114

		8,589

Materials & Processing—8.6%
Alcoa, Inc.	35,000	1,133
Dow Chemical Co.	81,000	3,161
Phelps Dodge Corp.	27,000	2,218
PPG Industries, Inc.	32,000	2,112
Weyerhaeuser Co.	35,000	2,179

		10,803

	Shares	Value (000s)

Technology—0.9%
Hewlett-Packard Co.	34,000	$1,077

Telecommunications—3.4%
AT&T, Inc.	76,000	2,120
Verizon Communications, Inc.	64,000	2,143

		4,263

Utilities—2.6%
TXU Corp.	54,000	3,229

Total Common Stock (cost—$99,515)		107,472

SHORT-TERM INVESTMENTS—18.4%
Collateral Invested for Securities on Loan (b)—11.9%
Allianz Dresdner Daily Asset Fund (c)	14,935,993	14,936

	Principal Amount (000s)

Repurchase Agreement—6.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $8,204; collateralized by Federal Home Loan Bank, 3.875%-4.125%, due 6/8/07-10/19/07, valued at $8,367 including accrued interest (cost—$8,201)	$8,201	8,201

Total Short-Term Investments (cost—$23,137)		23,137

Total Investments (cost—$122,652)—104.0%		130,609

Liabilities in excess of other assets—(4.0)%		(5,082)

Net Assets—100.0%		$125,527

Notes to Schedule of Investments
(amounts in thousands):

(a) All or portion on loan with an aggregate market value of $14,484; cash collateral of $14,935 was received with which the Fund purchased short-term investments.

(b) Security purchased with the cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:

REIT — Real Estate Investment Trust.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 31

Schedule of Investments
 NFJ Small-Cap Value Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.4%

Consumer Discretionary—10.5%
ArvinMeritor, Inc. (a)	2,073,000	$35,635
Borders Group, Inc.	1,586,000	29,278
Brown Shoe Co., Inc.	1,035,100	35,276
Cato Corp., Class A	1,445,500	37,366
CKE Restaurants, Inc. (a)	150,000	2,491
Claire’s Stores, Inc.	1,127,000	28,750
Ethan Allen Interiors, Inc. (a)	945,000	34,540
Handleman Co. (a)(d)	1,117,000	9,104
Intrawest Corp.	470,800	15,000
Journal Register Co. (d)	2,213,000	19,828
Kellwood Co. (a)	1,215,000	35,563
Lancaster Colony Corp.	690,000	27,234
M.D.C. Holdings, Inc. (a)	458,000	23,784
M/I Homes, Inc. (a)	657,400	23,062
Russell Corp. (a)	1,240,000	22,518
Sturm, Ruger & Co., Inc. (a)	475,000	2,969
United Auto Group, Inc. (a)	1,798,000	38,387

		420,785

Consumer Staples—8.4%
Chiquita Brands International, Inc. (a)	1,621,000	22,337
Corn Products International, Inc. (a)	1,348,000	41,249
Fresh Del Monte Produce, Inc. (a)	1,573,200	27,169
JM Smucker Co.	919,500	41,102
Loews Corp. - Carolina Group	825,000	42,380
PepsiAmericas, Inc.	1,580,000	34,934
Pilgrim’s Pride Corp. (a)	1,315,900	33,950
Ruddick Corp.	1,280,700	31,390
Sanderson Farms, Inc. (a)	725,000	20,293
Universal Corp. (a)	1,126,500	41,928

		336,732

Energy—11.9%
Berry Petroleum Co., Class A (a)	1,255,400	41,616
Buckeye Partners L.P., UNIT (a)	870,000	36,618
Cabot Oil & Gas Corp. (a)	945,000	46,305
Frontier Oil Corp. (a)	1,744,000	56,506
Holly Corp.	1,210,000	58,322
Magellan Midstream Partners L.P., UNIT (a)	1,295,000	44,004
Range Resources Corp.	1,525,000	41,465
Ship Finance International Ltd. (a)	48,750	844
St. Mary Land & Exploration Co. (a)	1,055,000	42,464
Tidewater, Inc. (a)	809,000	39,803
Valero L.P. (a)	395,000	19,493
Western Gas Resources, Inc.	908,000	54,344

		481,784

Financial Services—18.9%
Advance America, Cash Advance Centers, Inc.	200,900	3,524
American Equity Investment Life Holding Co.	748,300	7,977
American Financial Group, Inc.	1,072,000	45,989
AmerUs Group Co. (a)	727,100	42,572
BancorpSouth, Inc.	1,155,000	31,474
CBL & Assoc. Properties, Inc., REIT (a)	1,090,000	42,434
Delphi Financial Group, Inc., Class A	1,164,500	42,341
Equity One, Inc., REIT (a)	1,630,000	34,067

	Shares	Value (000s)

First Industrial Realty Trust, Inc., REIT (a)	1,067,000	$40,482
Fremont General Corp. (a)	1,650,000	30,624
Healthcare Realty Trust, Inc., REIT (a)	1,238,000	39,430
Hilb Rogal & Hobbs Co. (a)	997,000	37,158
HRPT Properties Trust, REIT	3,445,000	39,824
Infinity Property & Casualty Corp.	289,200	11,857
Kingsway Financial Services, Inc. (a)	677,100	12,249
LandAmerica Financial Group, Inc. (a)	586,000	37,856
Nationwide Health Properties, Inc., REIT (a)	1,993,000	44,862
New Plan Excel Realty Trust, Inc., REIT (a)	1,718,000	42,417
Old National Bancorp (a)	764,500	15,267
Potlatch Corp., REIT (a)	1,069,038	40,356
Provident Bankshares Corp.	1,053,000	38,319
Scottish Re Group Ltd. (a)	929,400	15,502
Susquehanna Bancshares, Inc.	940,000	22,466
Washington Federal, Inc.	1,600,000	37,104
WP Stewart & Co., Ltd.	360,900	5,493

		761,644

Healthcare—4.1%
Arrow International, Inc.	795,000	26,132
Diagnostic Products Corp.	658,300	38,293
Hillenbrand Industries, Inc.	590,000	28,615
Invacare Corp.	1,200,000	29,856
Owens & Minor, Inc.	1,251,000	35,779
West Pharmaceutical Services, Inc.	150,000	5,442

		164,117

Industrial—21.2%
Acuity Brands, Inc. (a)	965,000	37,548
Albany International Corp., Class A	943,000	39,974
Arkansas Best Corp. (a)	842,700	42,312
Banta Corp.	755,000	34,979
Barnes Group, Inc. (a)	1,498,000	29,885
Briggs & Stratton Corp. (a)	1,272,200	39,578
Crane Co.	1,016,000	42,266
Curtiss-Wright Corp.	1,218,000	37,612
Frontline Ltd. (a)	1,140,000	43,149
General Maritime Corp. (a)	1,065,000	39,362
Harsco Corp.	468,500	36,524
John H. Harland Co.	876,000	38,106
Kennametal, Inc.	710,000	44,198
Lennox International, Inc.	1,237,000	32,756
Lincoln Electric Holdings, Inc.	854,000	53,503
Mueller Industries, Inc. (a)	1,108,000	36,597
Regal-Beloit Corp.	814,500	35,960
Schawk, Inc. (a)	471,900	8,258
Simpson Manufacturing Co., Inc. (a)	575,000	20,729
Skywest, Inc.	1,696,000	42,061
Teekay Shipping Corp. (a)	983,400	41,145
Universal Forest Products, Inc.	419,200	26,297
Valmont Industries, Inc.	130,000	6,044
Werner Enterprises, Inc. (a)	2,124,000	43,054

		851,897

Information Technology—0.4%
Landauer, Inc.	320,000	15,328

	Shares	Value (000s)

Materials & Processing—10.4%
Agnico-Eagle Mines Ltd. (a)	1,460,000	$48,297
Cleveland-Cliffs, Inc. (a)	533,400	42,293
Commercial Metals Co.	760,000	19,532
Lubrizol Corp.	925,000	36,861
Massey Energy Co. (a)	870,000	31,320
Methanex Corp.	1,781,500	37,732
Olin Corp.	2,113,000	37,886
Quanex Corp. (a)	972,500	41,886
Rock-Tenn Co., Class A	938,000	14,961
RPM International, Inc. (a)	2,135,000	38,430
Sensient Technologies Corp. (a)	1,640,000	34,292
Sonoco Products Co.	1,174,000	37,157

		420,647

Technology—0.3%
Methode Electronics, Inc.	1,196,300	12,573

Telecommunications Services—0.8%
Iowa Telecommunications Services, Inc. (d)	1,678,000	31,748

Utilities—10.5%
Atmos Energy Corp.	1,430,000	39,911
Cleco Corp.	1,697,000	39,455
Duquesne Light Holdings, Inc. (a)	2,275,000	37,401
Energen Corp.	1,210,000	46,476
National Fuel Gas Co. (a)	1,145,000	40,235
Peoples Energy Corp. (a)	1,039,000	37,310
Southwest Gas Corp.	790,000	24,759
UGI Corp.	1,725,000	42,470
Vectren Corp.	1,400,000	38,150
Westar Energy, Inc.	1,835,000	38,627
WGL Holdings, Inc. (a)	1,280,000	37,056

		421,850

Total Common Stock (cost—$3,115,482)		3,919,105

SHORT-TERM INVESTMENTS—31.3%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (c)—28.6%
Adirondack 2005-1 Corp.,
5.102% due 7/24/06	$20,000	19,909
5.281% due 7/5/06	15,000	14,974
5.376% due 7/6/06	20,000	19,982
Bank of America Corp.,
5.130% due 8/22/06, FRN	30,000	30,033
Bank of America N.A.,
5.363% due 6/19/07, FRN	50,000	50,000
5.383% due 7/3/06	120,000	120,000
Bavaria TRR Corp.,
5.307% due 7/5/06	40,000	39,971
5.342% due 7/3/06	20,000	19,991
5.353% due 7/28/06	35,000	34,855
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (b)	2,000	2,000
Canadian Imperial Bank,
5.340% due 7/3/06	36,472	36,472
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	170,000	170,000
Countrywide Financial Corp.,
5.210% due 11/3/06, FRN	10,000	10,000
Credit Suisse First Boston,
5.011% due 1/12/07, FRN	20,000	19,994
Davis Square Funding IV Corp.,
5.357% due 7/31/06	52,000	51,763

32 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
NFJ Small-Cap Value Fund
 June 30, 2006

	Principal Amount	Value
	(000s)	(000s)

Davis Square Funding V Corp.,
5.345% due 7/18/06	$28,000	$27,926
Giro Funding U.S. Corp.,
5.371% due 8/7/06	40,000	39,775
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (b)	10,000	10,002
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (b)	3,000	2,999
ING Bank NV,
5.30% due 7/3/06	50,000	50,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	15,000	14,936
Links Finance LLC,
5.321% due 1/25/07, FRN (b)	15,000	14,999
Merrill Lynch & Co.,
5.464% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.155% due 2/15/07, FRN	10,000	10,000
5.21% due 2/2/07, FRN	10,000	10,000
5.392% due 7/10/06	15,000	15,000
5.393% due 7/10/06	40,000	40,000
Morrigan TRR Funding LLC,
5.327% due 7/5/06	60,000	59,956
Natexis Banques Populaires,
5.367% due 5/11/07, FRN	10,000	10,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (b)	$2,000	2,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	30,000	29,876
Park Sienna LLC,
5.336% due 7/7/06	49,000	48,949
Sierra Madre Funding Delaware Corp.,
5.101% due 7/21/06	10,000	9,959
Sigma Finance, Inc., FRN (b),
5.368% due 6/20/07	30,000	29,995
5.369% due 4/5/07	20,000	20,008
Starbird Funding Corp.,
5.295% due 7/24/06	25,000	24,887
Tango Finance Corp.,
5.353% due 4/16/07, FRN (b)	10,000	10,000
Toyota Motor Credit Corp.,
5.13% due 9/6/06, FRN	18,000	18,001

		1,149,212

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $110,448; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $112,611 including accrued interest (cost—$110,403)	110,403	110,403

Total Short-Term Investments (cost—$1,259,262)		1,259,615

Total Investments (cost—$4,374,744)—128.7%		5,178,720

Liabilities in excess of other assets—(28.7)%		(1,155,579)

Net Assets—100.0%		$4,023,141

Notes to Schedule of Investments
(amounts in thousands):

(a) All or portion on loan with an aggregate market value of $1,112,075; cash collateral of $1,146,381 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) Affiliated fund or security.

Glossary:

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

UNIT — More than one class of securities traded together.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 33

Schedule of Investments
OCC Core Equity Fund
 June 30, 2006

		Value
	Shares	(000s)

COMMON STOCK—95.8%

Building—2.9%
Centex Corp.	2,900	$146

Capital Goods—2.8%
Parker Hannifin Corp.	600	47
Tyco International Ltd.	3,400	93

		140

Consumer Discretionary—11.2%
Best Buy Co., Inc.	2,300	126
Federated Department Stores, Inc.	6,400	234
Kohl’s Corp. (a)	3,300	195

		555

Consumer Services—1.8%
Harley-Davidson, Inc.	1,600	88

Consumer Staples—1.1%
Colgate-Palmolive Co.	900	54

Energy—14.7%
Arch Coal, Inc.	2,500	106
ConocoPhillips	3,500	229
Exxon Mobil Corp.	3,600	221
Peabody Energy Corp.	1,700	95
Valero Energy Corp.	1,200	80

		731

Financial Services—20.4%
Ambac Financial Group, Inc.	1,200	97
American International Group, Inc.	1,700	100
Bank of America Corp.	2,200	106
Capital One Financial Corp.	1,400	120
Citigroup, Inc.	1,800	87
Countrywide Financial Corp.	4,100	156
JP Morgan Chase & Co.	2,900	122
Merrill Lynch & Co., Inc.	1,100	76
Wells Fargo & Co.	2,200	148

		1,012

Healthcare—15.2%
Abbott Laboratories	2,400	104
Aetna, Inc.	4,200	168
Biogen Idec, Inc. (a)	2,500	116
Pfizer, Inc.	3,400	80
Sanofi-Synthelabo S.A. ADR	2,200	107
WellPoint, Inc. (a)	1,100	80
Wyeth	2,200	98

		753

Materials & Processing—2.0%
Nucor Corp.	1,800	98

Technology—19.9%
Apple Computer, Inc. (a)	2,300	131
Applied Materials, Inc.	2,800	46
Cadence Design Systems, Inc. (a)	3,200	55
Cisco Systems, Inc. (a)	8,500	166
EMC Corp. (a)	5,300	58
Hewlett-Packard Co.	3,900	123
Motorola, Inc.	2,000	40
Nokia Corp. ADR	6,000	122
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	16,377	150
Texas Instruments, Inc.	3,100	94

		985

		Value
	Shares	(000s)

Telecommunications—1.6%
AT&T, Inc.	2,900	$81

Transportation—2.2%
Union Pacific Corp.	1,200	111

Total Common Stock (cost—$4,618)		4,754

	Principal
	Amount (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $200; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $208 including accrued interest (cost—$200)	$200	200

Total Investments
(cost—$4,818)—99.8%		4,954

Other assets less liabilities—0.2%		8

Net Assets—100.0%		$4,962

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR — American Depositary Receipt

34 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
OCC Renaissance Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.8%

Aerospace—4.5%
DRS Technologies, Inc. (b)	667,000	$32,516
Goodrich Corp.	694,000	27,961
L-3 Communications Holdings, Inc. (b)	795,000	59,959

		120,436

Building/Construction—2.4%
Centex Corp.	568,000	28,570
Lennar Corp., Class A	800,000	35,496

		64,066

Capital Goods—3.1%
Parker Hannifin Corp.	250,000	19,400
Zebra Technologies Corp., Class A (a)(b)	1,858,000	63,469

		82,869

Commercial Products—1.0%
ChoicePoint, Inc. (a)	618,000	25,814

Consumer Discretionary—8.0%
CDW Corp. (b)	557,000	30,440
Claire’s Stores, Inc.	1,690,000	43,112
Family Dollar Stores, Inc. (b)	858,000	20,961
K-Swiss, Inc.	1,046,000	27,928
Oshkosh Truck Corp., Class B	1,124,000	53,413
TJX Cos., Inc.	1,726,000	39,456

		215,310

Consumer Services—7.7%
Lamar Advertising Co., Class A (a)(b)	1,080,000	58,169
Royal Caribbean Cruises Ltd. (b)	1,900,000	72,675
WPP Group PLC	6,300,000	76,154

		206,998

Energy—7.2%
Canadian Oil Sands Trust, UNIT	860,000	27,735
ConocoPhillips	275,000	18,020
Input/Output, Inc. (a)(b)	2,284,000	21,584
National-Oilwell, Inc. (a)(b)	1,240,000	78,517
Range Resources Corp.	783,000	21,290
XTO Energy, Inc.	600,000	26,562

		193,708

Financial Services—30.5%
Ambac Financial Group, Inc.	400,000	32,440
CIT Group, Inc.	1,862,000	97,364
Citigroup, Inc.	800,000	38,592
Conseco, Inc. (a)(b)	2,225,000	51,398
Countrywide Financial Corp.	2,000,000	76,160
JP Morgan Chase & Co.	1,237,000	51,954
M&T Bank Corp.	265,000	31,249
MBIA, Inc. (b)	355,000	20,785
MGIC Investment Corp.	610,000	39,650
National City Corp. (b)	1,300,000	47,047
PartnerRe Ltd. (b)	485,000	31,064
Platinum Underwriters Holdings Ltd.	1,279,000	35,786
Reinsurance Group of America (b)	1,103,000	54,213
Stancorp Financial Group, Inc.	600,900	30,592
Wachovia Corp. (b)	800,000	43,264
Wells Fargo & Co.	700,000	46,956
Zions Bancorporation	1,144,000	89,163

		817,677

	Shares	Value (000s)

Healthcare—11.2%
Barr Laboratories, Inc. (a)	295,000	$14,069
Beckman Coulter, Inc. (b)	479,000	26,609
Invitrogen Corp. (a)(b)	661,000	43,672
Laboratory Corp. of America Holdings (a)(b)	700,000	43,561
Omnicare, Inc. (b)	915,000	43,389
PDL BioPharma, Inc. (a)(b)	998,000	18,373
Pfizer, Inc.	1,800,000	42,246
Sanofi-Aventis ADR	500,000	48,715
WellPoint, Inc. (a)	250,000	18,193

		298,827

Materials & Processing—0.7%
Smurfit-Stone Containers Corp. (a)	1,677,000	18,346

Technology—9.9%
Ametek, Inc.	445,000	21,084
Amphenol Corp., Class A	442,000	24,734
CACI International, Inc. (a)	703,000	41,006
Gentex Corp. (b)	3,519,000	49,266
Jabil Circuit, Inc.	588,400	15,063
KLA-Tencor Corp. (b)	879,000	36,540
Mantech International Corp. (a)	347,000	10,709
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	2,059,981	18,911
Thermo Electron Corp. (a)(b)	1,354,000	49,069

		266,382

Telecommunications—3.3%
Anixter International, Inc. (b)	255,000	12,102
AT&T, Inc. (b)	1,800,000	50,202
Motorola, Inc.	1,250,000	25,188

		87,492

Transportation—2.9%
Continental Airlines, Inc. (a)(b)	650,000	19,370
Union Pacific Corp.	250,000	23,240
UTI Worldwide, Inc.	1,426,000	35,978

		78,588

Utilities—5.4%
Dominion Resources, Inc. (b)	600,000	44,874
DPL, Inc. (b)	795,000	21,306
Duke Energy Corp. (b)	2,029,560	59,608
SCANA Corp.	515,000	19,869

		145,657

Total Common Stock (cost—$2,440,090)		2,622,170

EXCHANGE-TRADED FUNDS—1.5%
iShares Russell Midcap Value Index Fund (b)	155,600	20,566
iShares S&P MidCap 400 (b)	267,600	19,944

Total Exchange-Traded Funds (cost—$42,248)		40,510

SHORT-TERM INVESTMENTS—20.6%

Collateral Invested for Securities on Loan (d)—19.6%
Allianz Dresdner Daily Asset Fund (e)	95,000,000	95,000

	Principal Amount (000s)	Value (000s)

Bank of America Corp.,
5.13% due 8/22/06, FRN	$25,000	$25,027
Bank of America N.A.,
5.363% due 6/19/07, FRN	20,000	20,000
5.383% due 7/3/06	45,000	45,000
Bavaria TRR Corp.,
5.307% due 7/5/06	25,000	24,982
Bayerische Landesbank,
5.373% due 1/24/07, FRN	1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	5,000	5,001
Canadian Imperial Bank,
5.34% due 7/3/06	35,979	35,979
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	92,000	92,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	44,000	44,009
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (c)	3,000	2,999
KKR Atlantic Funding Trust,
5.323% due 7/21/06	8,500	8,464
Morgan Stanley,
5.21% due 2/2/07, FRN	10,000	10,000
5.392% due 7/10/06	2,000	2,000
5.393% due 7/10/06	30,000	30,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	28,000	27,988
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	5,000	5,000
Ormond Quay Funding LLC,
5.335% due 7/28/06	20,000	19,917
Sigma Finance, Inc., FRN (c),
5.368% due 6/20/07	10,000	9,998
5.369% due 4/5/07	5,000	5,002
Starbird Funding Corp.,
5.295% due 7/24/06	15,000	14,932

		524,298

Repurchase Agreement—1.0%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $26,102; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $26,616 including accrued interest (cost—$26,091)	26,091	26,091

Total Short-Term Investments (cost—$550,351)		550,389

Total Investments (cost—$3,032,689) (f)—119.9%		3,213,069

Liabilities in excess of other assets—(19.9)%		(532,238)

Net Assets—100.0%		$2,680,831

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 35

Schedule of Investments(cont.)
OCC Renaissance Fund
June 30, 2006

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $506,049; cash collateral of $522,831 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from the securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $124,870, which represents 4.66% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

UNIT — More than one class of securities traded together.

36  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
OCC Value Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.4%

Building/Construction—2.6%
D.R. Horton, Inc.	700,000	$16,674
Lennar Corp., Class A (b)	700,000	31,059

		47,733

Capital Goods—4.3%
Honeywell International, Inc. (b)	900,000	36,270
Parker Hannifin Corp.	550,000	42,680

		78,950

Consumer Discretionary—5.5%
Family Dollar Stores, Inc. (b)	1,250,000	30,538
Federated Department Stores, Inc. (b)	1,000,000	36,600
TJX Cos., Inc.	1,500,000	34,290

		101,428

Consumer Services—4.5%
Carnival Corp.	2,000,000	83,480

Energy—7.4%
ChevronTexaco Corp.	1,400,000	86,884
Exxon Mobil Corp.	800,000	49,080

		135,964

Financial Services—40.7%
American International Group, Inc.	1,200,000	70,860
Bank of America Corp.	1,500,000	72,150
Citigroup, Inc.	1,700,000	82,008
Countrywide Financial Corp. (b)	2,700,000	102,816
Everest Re Group Ltd.	250,000	21,643
JP Morgan Chase & Co. (b)	1,900,000	79,800
MBIA, Inc. (b)	1,075,839	62,990
Merrill Lynch & Co., Inc.	500,000	34,780
MetLife, Inc. (b)	1,200,000	61,452
Morgan Stanley (b)	600,000	37,926
National City Corp. (b)	500,000	18,095
Wachovia Corp.	650,000	35,152
Wells Fargo & Co.	1,000,000	67,080

		746,752

Healthcare—13.2%
Pfizer, Inc.	5,000,000	117,350
Sanofi-Aventis ADR	900,000	87,687
WellPoint, Inc. (a)	500,000	36,385

		241,422

Materials & Processing—3.4%
Lyondell Chemical Co.	900,000	20,394
Temple-Inland, Inc.	1,000,000	42,870

		63,264

Multi-Media—1.0%
Dow Jones & Co., Inc. (b)	500,000	17,505

Technology—3.1%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	6,179,942	56,732

Telecommunications—7.4%
ALLTEL Corp. (b)	300,000	19,149
AT&T, Inc. (b)	3,100,000	86,459
Motorola, Inc. (b)	1,500,000	30,225

		135,833

	Shares	Value (000s)

Transportation—0.8%
Continental Airlines, Inc. (a)(b)	500,000	$14,900

Utilities—4.5%
Dominion Resources, Inc. (b)	1,100,000	82,269

Total Common Stock (cost—$1,721,206)		1,806,232

SHORT-TERM INVESTMENTS—15.3%
Collateral Invested for Securities on Loan (d)—14.7%
Allianz Dresdner Daily Asset Fund (e)	189,611,727	189,612

	Principal Amount (000s)

Bayerische Landesbank,
5.373% due 1/24/07, FRN	$1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	20,000	20,004
Harrier Finance Funding LLC,
5.179% due 9/15/06, FRN (c)	4,000	3,999
Morgan Stanley,
5.210% due 2/2/07, FRN	7,000	7,000
5.392% due 7/10/06	2,000	2,000
5.393% due 7/10/06	30,000	30,000
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	4,000	4,000
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	10,000	10,004

		269,619

Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $10,948; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $11,163 including accrued interest (cost—$10,944)	10,944	10,944

Total Short-Term Investments (cost—$280,559)		280,563

Total Investments (cost—$2,001,765) (f)— 113.7%		2,086,795

Liabilities in excess of other assets—(13.7)%		(251,595)

Net Assets—100.0%		$1,835,200

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $261,358; cash collateral of $269,621 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $87,687, which represents 4.78% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 37

Schedule of Investments
PEA Equity Premium Strategy Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Building—3.0%
Centex Corp.	40,900	$2,057

Capital Goods—5.5%
Eaton Corp. (b)	17,500	1,320
Illinois Tool Works, Inc.	23,800	1,130
Tyco International Ltd.	46,800	1,287

		3,737

Commercial Products—1.0%
ChoicePoint, Inc. (a)	15,900	664

Consumer Discretionary—11.4%
Best Buy Co., Inc. (b)	24,400	1,338
Federated Department Stores, Inc.	93,000	3,404
Kohl’s Corp. (a)	42,400	2,507
Sears Holding Corp. (a)	2,900	449

		7,698

Consumer Services—1.9%
Harley-Davidson, Inc. (c)	22,800	1,252

Consumer Staples—2.4%
Altria Group, Inc. (b)	12,200	896
Colgate-Palmolive Co.	12,400	743

		1,639

Energy—15.0%
Arch Coal, Inc.	28,200	1,195
ConocoPhillips	47,800	3,132
Exxon Mobil Corp.	44,700	2,742
National-Oilwell, Inc. (a)(b)	12,100	766
Peabody Energy Corp.	21,000	1,171
Valero Energy Corp. (b)	16,500	1,098

		10,104

Financial Services—18.0%
Ambac Financial Group, Inc.	14,400	1,168
American International Group, Inc.	17,300	1,021
Bank of America Corp. (b)	23,600	1,135
Capital One Financial Corp. (b)	19,200	1,641
Countrywide Financial Corp. (b)	37,800	1,439
Goldman Sachs Group, Inc. (b)	9,200	1,384
JP Morgan Chase & Co. (b)	25,900	1,088
MGIC Investment Corp.	19,400	1,261
Wells Fargo & Co. (b)	29,900	2,006

		12,143

Healthcare—14.3%
Abbott Laboratories	32,800	1,431
Aetna, Inc. (b)	41,200	1,645
Biogen Idec, Inc. (a)(b)	33,000	1,529
Biomet, Inc.	18,700	585
Roche Holdings AG - Genusschein	12,100	1,997
Sanofi-Synthelabo S.A. ADR (b)	23,100	1,125
Wyeth	30,700	1,363

		9,675

Materials & Processing—3.4%
Freeport-McMoran Copper & Gold, Inc., Class B	3,400	188
Nucor Corp.	1,600	87
Phelps Dodge Corp.	24,700	2,029

		2,304

Multi-Media—1.0%
Dow Jones & Co., Inc.	20,000	700

	Shares	Value (000s)

Technology—18.0%
Apple Computer, Inc. (a) (b)	37,500	$2,142
Applied Materials, Inc.	38,200	622
Cisco Systems, Inc. (a)(b)	106,800	2,086
EMC Corp. (a)	74,000	812
Hewlett-Packard Co. (b)	52,500	1,663
Microsoft Corp.	29,400	685
Motorola, Inc.	30,700	618
Nokia Corp. ADR (b)	74,100	1,501
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (b)	218,152	2,003

		12,132

Transportation—3.3%
Continental Airlines, Inc. (a)	37,400	1,114
Union Pacific Corp. (b)	11,800	1,097

		2,211

Total Common Stock (cost—$66,249)		66,316

SHORT-TERM INVESTMENTS—3.3%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—1.7%
Canadian Imperial Bank,
5.34% due 7/3/06	$1,135	1,135

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $1,105; collateralized by Federal Home Loan Bank, 4.25%, due 4/16/07, valued at $1,128 including accrued interest (cost—$1,105)	1,105	1,105

Total Short-Term Investments (cost—$2,240)		2,240

Total Investments before options written (cost—$68,489) (e)—101.5%		68,556

OPTIONS WRITTEN (a)—(1.1)%

	Contracts

Call Options—(1.1)%
Aetna, Inc. (CBOE) strike price $42.50, expires 7/22/06	300	(10)
Altria Group, Inc. (AMEX) strike price $75, expires 7/22/06	120	(14)
AMEX Oil Index (AMEX) strike price $1,160, expires 7/22/06	30	(71)
strike price $1,200, expires 8/19/06	30	(65)
Apple Computer, Inc. (CBOE) strike price $70, expires 8/19/06	300	(9)
Best Buy Co., Inc. (CBOE) strike price $57.50, expires 8/19/06	200	(26)

	Contracts	Value (000s)

Biogen Idec, Inc. (CBOE) strike price $50, expires 8/19/06	200	$(17)
BKX Index (PHLX) strike price $110, expires 8/19/06	300	(34)
Capital One Financial Corp. (CBOE) strike price $90, expires 8/19/06	150	(16)
Cisco Systems, Inc. (CBOE) strike price $21.50, expires 8/18/06	750	(16)
strike price $22.50, expires 7/22/06	700	(4)
Countrywide Financial Corp. (CBOE) strike price $40, expires 8/19/06	250	(24)
Eaton Corp. (CBOE) strike price $75, expires 7/22/06	175	(27)
Federated Department Stores, Inc. (OTC) strike price $38.50, expires 8/19/06	600	(43)
Goldman Sachs Group, Inc. (CBOE) strike price $160, expires 8/19/06	80	(13)
Harley-Davidson, Inc. (CBOE) strike price $57.50, expires 8/19/06	200	(24)
Hewlett-Packard Co. (CBOE) strike price $35, expires 7/22/06	300	(2)
Kohl’s Corp. (OTC) strike price $63.50, expires 8/19/06	300	(23)
MGIC Investment Corp. (OTC) strike price $67, expires 8/25/06	175	(20)
National-Oilwell, Inc. (CBOE) strike price $70, expires 8/19/06	120	(20)
Nokia, Corp. (CBOE) strike price $22.50, expires 8/19/06	500	(12)
Phelps Dodge (OTC) strike price $98, expires 8/11/06	200	(12)
S&P 500 Index (CBOE) strike price $1,275, expires 7/22/06	50	(65)
strike price $1,285, expires 8/19/06	30	(54)
strike price $1,305, expires 7/22/06	20	(4)
Sanofi-Aventis (CBOE) strike price $50, expires 8/19/06	200	(30)
Taiwan Semi-conductor Co., Ltd. (OTC) strike price $9.50, expires 8/11/06	1,000	(21)
Union Pacific Corp. (PHLX) strike price $95, expires 8/19/06	100	(26)
Valero Energy Corp. (CBOE) strike price $67.50, expires 8/19/06	160	(53)

Total Options Written (premiums received—$605)		(755)

38 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
 PEA Equity Premium Strategy Fund
 June 30, 2006

Value (000s)

Total Investments net of options written (cost—$67,884)—100.4%	$67,801

Liabilities in excess of other assets—(0.4)%	(276)

Net Assets—100.0%	$67,525

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) All or portion on loan with an aggregate market value of $1,085; cash collateral of $1,120 was received with which the Fund purchased short-term investments.

(d) Security purchased with the cash proceeds from securities on loan.

(e) Securities with an aggregate value of $1,997, which represents 2.96% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

AMEX — American Stock Exchange

CBOE — Chicago Board Options Exchange

OTC — Over-the-Counter

PHLX — Philadelphia Stock Exchange

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 39

Schedule of Investments
 PEA Growth Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.9%

Aerospace—1.4%
United Technologies Corp.	117,200	$7,433

Commercial Products—1.9%
Accenture Ltd.	348,700	9,875

Consumer Discretionary—11.5%
Best Buy Co., Inc. (b)	272,300	14,933
Federated Department Stores, Inc.	624,800	22,868
Kohl’s Corp. (a)(b)	199,200	11,777
Staples, Inc.	465,800	11,328

		60,906

Consumer Services—3.0%
Starwood Hotels & Resorts Worldwide, Inc. (b)	266,300	16,068

Consumer Staples—6.8%
Colgate-Palmolive Co.	194,800	11,669
Hershey Foods Corp. (b)	106,200	5,848
Kellogg Co. (b)	121,800	5,899
PepsiCo, Inc.	177,700	10,669
Wm. Wrigley Jr. Co. (b)	44,800	2,032

		36,117

Energy—10.8%
Arch Coal, Inc. (b)	286,000	12,118
ConocoPhillips	126,600	8,296
Exxon Mobil Corp.	134,000	8,221
Peabody Energy Corp.	181,100	10,096
Valero Energy Corp.	278,600	18,533

		57,264

Financial Services—13.5%
Amvescap PLC	998,100	9,131
Capital One Financial Corp. (b)	86,900	7,426
CB Richard Ellis Group, Inc., Class A (a)	203,000	5,055
Goldman Sachs Group, Inc.	70,100	10,545
Host Marriot Corp., REIT	120,311	2,631
Lehman Brothers Holdings, Inc.	36,700	2,391
MGIC Investment Corp.	261,900	17,023
Philadelphia Consolidated Holding Co. (a)(b)	226,800	6,886
SLM Corp. (b)	196,200	10,383

		71,471

Healthcare—21.0%
Abbott Laboratories	318,600	13,894
Amgen, Inc. (a)(b)	151,100	9,856
Biogen Idec, Inc. (a)	158,100	7,325
Caremark Rx, Inc. (b)	215,100	10,727
DENTSPLY International, Inc.	97,400	5,903
Gilead Sciences, Inc. (a)(b)	138,000	8,164
Roche Holdings AG	104,200	17,194
St. Jude Medical, Inc. (a)	314,600	10,199
Stryker Corp. (b)	231,700	9,757
UnitedHealth Group, Inc.	179,600	8,043
Wyeth	230,900	10,254

		111,316

Hotels/Gaming—1.0%
Hilton Hotels Corp.	194,400	5,498

Materials & Processing—2.8%
Phelps Dodge Corp.	74,000	6,080
Precision Castparts Corp.	145,100	8,671

		14,751

	Shares	Value (000s)

Technology—21.8%
Apple Computer, Inc. (a)	261,400	$14,931
Broadcom Corp., Class A (a)(b)	240,900	7,239
Cisco Systems, Inc. (a)	1,061,300	20,727
EMC Corp. (a)	1,612,600	17,690
Google, Inc., Class A (a)(b)	45,700	19,163
Hewlett-Packard Co.	418,700	13,265
IAC/InterActiveCorp (a)(b)	137,000	3,629
Microsoft Corp.	466,600	10,872
SAP AG ADR (b)	155,400	8,162

		115,678

Telecommunications—3.2%
Corning, Inc. (a)	250,600	6,062
NII Holdings, Inc., Class B (a)(b)	192,400	10,847

		16,909

Transportation—1.2%
Norfolk Southern Corp.	114,100	6,072

Total Common Stock (cost—$487,131)		529,358

SHORT-TERM INVESTMENTS—20.0%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—19.6%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$5,000	4,991
Bank of America Corp.,
5.13% due 8/22/06, FRN	5,000	5,006
Bank of America N.A.,
5.383% due 7/3/06	10,000	10,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	13,941	13,941
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	25,000	25,000
Davis Square Funding IV Corp.,
5.357% due 7/31/06	8,000	7,964
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	7,000	7,002
Morgan Stanley,
5.21% due 2/2/07, FRN	1,000	1,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Park Sienna LLC,
5.336% due 7/7/06	15,000	14,984
Sigma Finance, Inc.,
5.369% due 4/5/07, FRN (c)	5,000	5,002

		103,888

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $1,764; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $1,799 including accrued interest (cost—$1,763)	$1,763	$1,763

Total Short-Term Investments (cost—$105,644)		105,651

Total Investments (cost—$592,775) (e)—119.9%		635,009

Liabilities in excess of other assets—(19.9)%		(105,358)

Net Assets—100.0%		$529,651

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $100,539; cash collateral of $103,662 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Securities with an aggregate value of $26,326, which represents 4.97% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

40 Allianz Funds Annual Report | 6.30.06  | See accompanying Notes to Financial Statements

Schedule of Investments
PEA Opportunity Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.8%

Aerospace—2.1%
ARGON ST, Inc. (a)(b)	132,112	$3,518
TransDigm Group, Inc. (a)	74,530	1,785

		5,303

Building/Construction—1.1%
Williams Scotsman International, Inc. (a)	127,900	2,793

Capital Goods—1.9%
Manitowoc Co.	66,200	2,946
TurboChef Technologies, Inc. (a)(b)	166,057	1,846

		4,792

Commercial Products—2.0%
H&E Equipment Services, Inc. (a)	103,178	3,039
Kenexa Corp. (a)	68,178	2,171

		5,210

Communications—2.0%
Focus Media Holding Ltd. ADR (a)	38,900	2,535
inVentiv Health, Inc. (a)	88,483	2,546

		5,081

Consumer Discretionary—4.6%
Aeropostale, Inc. (a)	153,300	4,429
California Pizza Kitchen, Inc. (a)	86,000	2,363
Volcom, Inc. (a)	154,800	4,952

		11,744

Consumer Services—17.3%
Advisory Board Co. (a)	39,800	1,914
Bright Horizons Family Solutions, Inc. (a)	47,200	1,779
Clayton Holdings, Inc. (a)	242,531	3,165
CoStar Group, Inc. (a)	22,300	1,334
Gevity HR, Inc.	94,100	2,499
Huron Consulting Group, Inc. (a)	83,253	2,921
Laureate Education, Inc. (a)	40,100	1,710
LECG Corp. (a)	296,001	5,467
Life Time Fitness, Inc. (a)	72,700	3,364
Marchex, Inc., Class B (a)(b)	243,500	4,001
Pinnacle Entertainment, Inc. (a)	212,700	6,519
Resources Connection, Inc. (a)(b)	300,000	7,506
Shuffle Master, Inc. (a)(b)	64,100	2,101

		44,280

Consumer Staples—2.1%
Central Garden and Pet Co. (a)	77,300	3,328
SunOpta, Inc. (a)(b)	223,100	2,070

		5,398

Energy—8.6%
Carrizo Oil & Gas, Inc. (a)(b)	113,400	3,551
Delta Petroleum Corp. (a)(b)	181,515	3,109
Dril-Quip, Inc. (a)	50,200	4,138
Parallel Petroleum Corp. (a)	146,900	3,630
Quicksilver Resources, Inc. (a)(b)	115,400	4,248
RPC, Inc.	140,100	3,402

		22,078

Financial Services—7.1%
Affiliated Managers Group, Inc. (a)(b)	26,100	2,268
Investment Technology Group, Inc. (a)	86,000	4,374

	Shares	Value (000s)

Primus Guaranty Ltd. (a)	279,400	$3,101
Trammell Crow Co. (a)	100,600	3,538
VistaPrint Ltd. (a)	186,600	4,990

		18,271

Healthcare—17.6%
BioMarin Pharmaceutical, Inc. (a)	129,800	1,865
Connetics Corp. (a)	195,000	2,293
Cubist Pharmaceuticals, Inc. (a)	178,100	4,485
DexCom, Inc. (a)(b)	174,000	2,363
Digene Corp. (a)	75,900	2,940
Durect Corp. (a)(b)	606,500	2,347
Hologic, Inc. (a)	98,700	4,872
New River Pharmaceuticals, Inc. (a)(b)	68,902	1,964
Nuvelo, Inc. (a)(b)	132,400	2,204
NxStage Medical, Inc. (a)(b)	284,974	2,488
Pozen, Inc. (a)(b)	355,000	2,499
Salix Pharmaceuticals Ltd. (a)(b)	635,600	7,818
Theravance, Inc. (a)	97,531	2,232
Ventana Medical Systems, Inc. (a)	96,300	4,543

		44,913

Hotels/Gaming—1.0%
Morgans Hotel Group Co. (a)(b)	155,900	2,426

Technology—27.6%
American Reprographics Co. (a)	73,442	2,662
Ansoft Corp. (a)	93,500	1,915
Concur Technologies, Inc. (a)	139,300	2,155
DealerTrack Holdings, Inc. (a)	86,600	1,915
Emageon, Inc. (a)(b)	227,600	3,321
Energy Conversion Devices, Inc. (a)(b)	75,300	2,743
Essex Corp. (a)(b)	268,300	4,942
FormFactor, Inc. (a)	75,000	3,347
Ikanos Communications, Inc. (a)	56,000	851
Kanbay International, Inc. (a)(b)	514,600	7,482
Micros Systems, Inc. (a)	44,000	1,922
Microsemi Corp. (a)(b)	212,300	5,176
Opsware, Inc. (a)	284,073	2,341
Phase Forward, Inc. (a)	170,000	1,958
Rackable Systems, Inc. (a)	170,089	6,717
SI International, Inc. (a)	58,600	1,797
Sirf Technology Holdings, Inc. (a)(b)	102,600	3,306
Tessera Technologies, Inc. (a)	72,800	2,002
THQ, Inc. (a)(b)	167,600	3,620
Websense, Inc. (a)	226,700	4,656
Wind River Systems, Inc. (a)	409,000	3,640
Witness Systems, Inc. (a)	106,600	2,150

		70,618

Transportation—3.7%
Knight Transportation, Inc.	126,250	2,550
Old Dominion Freight Line, Inc. (a)	61,950	2,329
Swift Transportation Co., Inc. (a)(b)	107,000	3,398
UTI Worldwide, Inc.	50,300	1,269

		9,546

Waste Disposal—1.1%
Basin Water, Inc. (a)(b)	273,100	2,737

Total Common Stock (cost—$235,392)		255,190

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—24.3%

Collateral Invested for Securities on Loan (d)—24.1%
Adirondack 2005-1 Corp.,
5.281% due 7/5/06	$8,000	$7,986
Bank of America N.A.,
5.383% due 7/3/06	5,000	5,000
Bavaria TRR Corp.,
5.307% due 7/5/06	5,000	4,996
5.353% due 7/28/06	5,000	4,979
Bayerische Landesbank,
5.373% due 1/24/07, FRN	1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000
Canadian Imperial Bank,
5.34% due 7/3/06	2,763	2,763
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	10,000	10,000
Davis Square Funding IV Corp.,
5.357% due 7/31/06	10,000	9,955
Giro Funding U.S. Corp.,
5.371% due 8/7/06	5,000	4,972
Morrigan TRR Funding LLC,
5.392% due 7/3/06	2,000	1,999
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	1,000	1,000
Park Sienna LLC,
5.336% due 7/7/06	5,000	4,995

		61,645

Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $336; collateralized by Federal Home Loan Bank, 4.25%, due 4/16/07, valued at $344 including accrued interest (cost—$336)	336	336

Total Short-Term Investments (cost—$61,969)		61,981

Total Investments (cost—$297,361)—124.1%		317,171

Liabilities in excess of other assets—(24.1)%		(61,544)

Net Assets—100.0%		$255,627

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $59,825; cash collateral of $61,926 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 |  Allianz Funds Annual Report 41

Schedule of Investments
PEA Target Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.0%

Capital Goods—5.1%
ITT Industries, Inc.	110,000	$5,445
Joy Global, Inc.	75,000	3,907
Manitowoc Co. (b)	325,000	14,463
Rockwell Automation, Inc.	140,000	10,081

		33,896

Communications—5.2%
Focus Media Holding Ltd. ADR (a)	140,000	9,122
NII Holdings, Inc., Class B (a)(b)	450,000	25,371

		34,493

Consumer Discretionary—4.0%
Coach, Inc. (a)	400,000	11,960
O’Reilly Automotive, Inc. (a)	300,000	9,357
Sonic Corp. (a)	250,000	5,198

		26,515

Consumer Services—9.8%
Corporate Executive Board Co.	100,000	10,020
Harrah’s Entertainment, Inc.	125,000	8,898
Hilton Hotels Corp.	625,000	17,675
Live Nations, Inc. (a)	150,000	3,054
Pinnacle Entertainment, Inc. (a)(b)	500,000	15,325
UTI Worldwide, Inc.	400,000	10,092

		65,064

Consumer Staples—1.6%
Fomento Economico Mexicano S.A. de CV ADR	125,000	10,465

Energy—7.3%
Arch Coal, Inc.	140,000	5,932
Aventine Renewable Energy Holdings, Inc. (a)(e)	20,800	809
Aventine Renewable Energy Holdings, Inc. (a)(c)(e)	125,000	4,875
Complete Production Services, Inc. (a)	252,000	5,957
National-Oilwell, Inc. (a)	125,000	7,915
Quicksilver Resources, Inc. (a)(b)	200,000	7,362
Range Resources Corp.	300,000	8,157
Transocean, Inc. (a)(b)	90,000	7,229

		48,236

Financial Services—13.2%
Affiliated Managers Group, Inc. (a)(b)	100,000	8,689
AmeriCredit Corp. (a)(b)	300,000	8,376
CapitalSource, Inc., REIT (b)	300,000	7,038
CB Richard Ellis Group, Inc., Class A (a)	450,000	11,205
Greenhill & Co., Inc. (b)	99,800	6,064
Investment Technology Group, Inc. (a)(b)	340,000	17,292
MGIC Investment Corp. (b)	90,000	5,850
Philadelphia Consolidated Holding Co. (a)(b)	225,000	6,831
Redwood Trust, Inc. (b)	165,000	8,057
VistaPrint Ltd. (a)	300,000	8,022

		87,424

Healthcare—17.0%
Celgene Corp. (a)(b)	165,000	7,826
Cyberonics, Inc. (a)(b)	350,000	7,462
Gen-Probe, Inc. (a)	164,900	8,901
Hologic, Inc. (a)	230,700	11,387
Kinetic Concepts, Inc. (a)	168,100	7,422
Mentor Corp. (b)	150,000	6,525

	Shares	Value (000s)

Myogen, Inc. (a)(b)	285,000	$8,265
New River Pharmaceuticals, Inc. (a)(b)	280,000	7,980
Psychiatric Solutions, Inc. (a)(b)	350,000	10,031
St. Jude Medical, Inc. (a)	295,000	9,564
Theravance, Inc. (a)	400,000	9,152
Ventana Medical Systems, Inc. (a)(b)	263,000	12,408
Zimmer Holdings, Inc. (a)	96,500	5,474

		112,397

Hotels/Gaming—2.1%
Starwood Hotels & Resorts Worldwide, Inc.	230,000	13,878

Materials & Processing—4.2%
Phelps Dodge Corp.	75,000	6,162
Precision Castparts Corp.	200,000	11,952
Vulcan Materials Co.	125,000	9,750

		27,864

Multi-Media—1.2%
Central European Media Enterprises Ltd., Class A (a)(b)	125,000	7,899

Technology—27.0%
Akamai Technologies, Inc. (a)	190,000	6,876
American Reprographics Co. (a)	250,000	9,062
American Tower Corp. (a)(b)	560,000	17,427
aQuantive, Inc. (a)(b)	405,000	10,259
Broadcom Corp., Class A (a)(b)	345,000	10,367
Citrix Systems, Inc. (a)	465,000	18,665
Cognizant Technology Solutions Corp., Class A (a)	275,000	18,527
Cypress Semi-conductor Corp. (a)(b)	440,000	6,398
Energy Conversion Devices, Inc. (a)(b)	175,000	6,375
F5 Networks, Inc. (a)(b)	285,000	15,242
Juniper Networks, Inc. (a)(b)	495,000	7,915
Marvell Technology Group Ltd. (a)(b)	215,000	9,531
Network Appliance, Inc. (a)	485,000	17,120
Red Hat, Inc. (a)(b)	475,000	11,115
SRA International, Inc. (a)	225,000	5,992
TIBCO Software, Inc. (a)	1,180,000	8,319

		179,190

Telecommunications—1.3%
Crown Castle International Corp. (a)(b)	250,000	8,635

Total Common Stock (cost—$572,541)		655,956

SHORT-TERM INVESTMENTS—32.2%

	Principal Amount (000s)

Collateral Invested for Securities on Loan (d)—31.5%
Adirondack 2005-1 Corp.,
5.102% due 7/24/06	$10,000	9,955
5.281% due 7/5/06	15,000	14,974
Bank of America N.A.,
5.383% due 7/3/06	5,000	5,000
Bavaria TRR Corp.,
5.307% due 7/5/06	5,000	4,996
5.353% due 7/28/06	10,000	9,959
Bayerische Landesbank,
5.373% due 1/24/07, FRN	1,000	1,000
Beta Finance, Inc., Series 3,
5.363% due 8/1/06, FRN (c)	2,000	2,000

	Principal Amount (000s)	Value (000s)

Canadian Imperial Bank,
5.34% due 7/3/06	$8,840	$8,840
Citigroup Global Markets, Inc.,
5.383% due 7/3/06	25,000	25,000
Davis Square Funding IV Corp.,
5.357% due 7/31/06	20,000	19,909
Giro Funding U.S. Corp.,
5.371% due 8/7/06	5,000	4,972
Goldman Sachs Group L.P., Series 2,
5.219% due 9/15/06, FRN (c)	2,000	2,000
KKR Atlantic Funding Trust,
5.323% due 7/21/06	20,000	19,915
Morgan Stanley,
5.155% due 2/15/07, FRN	5,000	5,000
5.21% due 2/2/07, FRN	3,000	3,000
5.392% due 7/10/06	15,000	15,000
Morrigan TRR Funding LLC,
5.392% due 7/3/06	5,000	4,998
Northern Rock PLC,
5.169% due 2/2/07, FRN (c)	2,000	2,000
Ormond Quay Funding LLC,
5.305% due 1/19/07	20,000	20,000
Park Sienna LLC,
5.336% due 7/7/06	15,036	15,020
Sigma Finance, Inc., FRN (c),
5.363% due 4/16/07	5,000	4,999
5.368% due 6/20/07	5,000	4,999
5.369% due 4/5/07	5,000	5,002

		208,538

Repurchase Agreement—0.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,491; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $4,583 including accrued interest (cost—$4,489)	4,489	4,489

Total Short-Term Investments (cost—$212,930)		213,027

Total Investments (cost—$785,471)—131.2%		868,983

Liabilities in excess of other assets—(31.2)%		(206,655)

Net Assets—100.0%		$662,328

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $201,815; cash collateral of $208,108 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Illiquid security.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

REIT — Real Estate Investment Trust

42 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

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Statements of Assets and Liabilities
June 30, 2006

Amounts in thousands, except per share amounts	AMM Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund

Assets:
Investments, at value	$—	$1,758,344	$779,929	$4,693	$1,734,404	$2,853,333
Investments in Affiliates, at value	288,202	—	—	—	—	—
Cash	162	2,760	—	17	2,615	—
Securities lending interest receivable (net)	—	21	37	—	52	39
Receivable for investments sold	—	19,577	20,202	19	26,485	13,710
Receivable for Fund shares sold	482	10,133	607	26	2,685	49,784
Dividends and interest receivable (net of foreign taxes)	—	1,169	71	2	547	4,941
Dividends and interest receivable from Affiliates	459	—	—	—	—	—

	289,305	1,792,004	800,846	4,757	1,766,788	2,921,807

Liabilities:
Payable for investment purchased	—	83,415	31,341	154	79,541	43,309
Payable for investment in Affiliates purchased	622	—	—	—	—	—
Options written, at value	—	—	—	—	—	—
Payable for Fund shares redeemed	516	2,052	747	—	2,531	2,494
Payable for collateral for securities on loan	—	240,731	105,277	—	271,563	421,697
Investment advisory fee payable	—	526	661	2	514	828
Administration fee payable	93	339	129	1	337	639
Distribution fee payable	135	228	12	—	188	587
Servicing fee payable	58	124	—	—	131	399
Payable to securities lending agent	—	—	2,695	—	5,377	—

	1,424	327,415	140,862	157	360,182	469,953

Net Assets	$287,881	$1,464,589	$659,984	$4,600	$1,406,606	$2,451,854

Net Assets Consist of:
Paid-in-capital	$257,597	$1,274,296	$538,947	$4,618	$1,185,773	$2,223,445
Undistributed net investment income	738	2,707	—	13	—	—
Accumulated net realized gain (loss)	3,536	104,588	59,179	(548)	133,195	68,161
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	26,010	82,998	61,858	517	87,638	160,248

Net Assets	$287,881	$1,464,589	$659,984	$4,600	$1,406,606	$2,451,854

Net Assets:
Institutional Class	$745	$383,054	$597,208	$4,600	$470,705	$349,151
Administrative Class	—	459,715	62,776	—	304,305	9,904
Other Classes	287,136	621,820	—	—	631,596	2,092,799

Shares Issued and Outstanding:
Institutional Class	63	18,941	24,326	492	16,515	22,517
Administrative Class	—	23,242	2,663	—	10,911	636
Other Classes	24,479	32,348	—	—	23,442	136,802

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$11.80	$20.22	$24.55	$9.34	$28.50	$15.51
Administrative Class	—	19.78	23.57	—	27.89	15.56

Cost of Investments	$—	$1,675,346	$718,071	$4,176	$1,646,766	$2,693,085

Cost of Investments in Affiliates	$262,192	$—	$—	$—	$—	$—

Premiums Received for Options Written	$—	$—	$—	$—	$—	$—

44 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Renaissance Fund	OCC Value Fund	PEA Equity Premium Strategy Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund

$125,143	$130,609	$5,118,040	$4,954	$3,213,069	$2,086,795	$68,556	$635,009	$317,171	$868,983
—	—	60,680	—	—	—	—	—	—	—
5	1	224	1	—	—	38	—	1	—
15	—	222	—	48	17	—	7	41	25
—	—	—	—	4,616	23,760	641	140	7,448	11,254
1,068	11,187	14,805	—	1,769	870	212	42	632	72
515	207	6,627	10	2,262	2,656	133	239	—	162
—	—	785	—	—	—	—	—	—	—

126,746	142,004	5,201,383	4,965	3,221,764	2,114,098	69,580	635,437	325,293	880,496

612	1,282	—	—	1,925	—	—	—	6,904	7,617
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	755	—	—	—
278	137	25,230	—	11,120	7,147	77	1,139	270	1,174
19,400	14,936	1,148,858	—	524,260	269,615	1,135	103,881	61,633	208,441
48	39	1,924	2	1,337	677	33	217	133	298
48	33	1,034	1	829	563	21	172	77	212
20	32	662	—	944	555	21	270	96	294
20	18	534	—	518	341	13	107	43	132
—	—	—	—	—	—	—	—	510	—

20,426	16,477	1,178,242	3	540,933	278,898	2,055	105,786	69,666	218,168

$106,320	$125,527	$4,023,141	$4,962	$2,680,831	$1,835,200	$67,525	$529,651	$255,627	$662,328

$101,971	$114,245	$2,938,333	$4,703	$2,275,017	$1,662,009	$86,054	$689,885	$243,519	$637,826
369	106	40,768	24	1	10,943	1	2	—	—
2,346	3,219	240,064	99	225,444	77,218	(18,447)	(202,473)	(7,702)	(59,010)

1,634	7,957	803,976	136	180,369	85,030	(83)	42,237	19,810	83,512

$106,320	$125,527	$4,023,141	$4,962	$2,680,831	$1,835,200	$67,525	$529,651	$255,627	$662,328

$3,026	$27,324	$653,254	$3,284	$51,569	$90,492	$4,836	$5,651	$38,377	$7,349
—	—	698,010	—	127,136	83,668	531	101	2,904	203
103,294	98,203	2,671,877	1,678	2,502,126	1,661,040	62,158	523,899	214,346	654,776

156	1,536	20,138	302	2,324	5,488	572	272	1,757	364
—	—	22,148	—	5,817	5,171	63	5	135	10
5,365	5,572	85,778	155	122,392	105,331	7,599	26,814	10,046	37,074

$19.43	$17.79	$32.44	$10.88	$22.19	$16.49	$8.46	$20.74	$21.84	$20.17
—	—	31.52	—	21.86	16.18	8.41	20.28	21.55	20.02

$123,509	$122,652	$4,287,121	$4,818	$3,032,689	$2,001,765	$68,489	$592,775	$297,361	$785,471

$—	$—	$87,623	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$605	$—	$—	$—

See accompanying Notes to Financial Statements | 6.30.06  | Allianz Funds Annual Report 45

Statements of Operations

Year Ended June 30, 2006

Amounts in thousands	AMM Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Dividend Value Fund

Investment Income:
Dividends, net of foreign withholding taxes	$—	$14,401	$2,821	$43	$11,628	$47,770
Dividends from investments in Affiliates	5,942	—	—	—	—	—
Interest	—	2,127	1,233	8	1,734	4,199
Securities lending income (net)	—	174	764	—	278	321
Miscellaneous income	2	—	—	—	1	2
Total Income	5,944	16,702	4,818	51	13,641	52,292

Expenses:
Investment advisory fees	—	5,724	8,573	19	5,811	6,500
Administration fees	1,043	3,828	1,689	11	3,947	5,179
Distribution and/or servicing fees - Administrative Class	—	1,043	147	—	680	13
Distribution and/or servicing fees - Other Classes	2,191	2,895	—	—	3,023	8,164
Trustees’ fees	—	137	76	—	137	148
Interest expense	—	—	—	—	—	—
Shareholder communications expense	—	170	76	1	164	283
Tax expense	—	41	—	—	—	—
Total Expenses	3,234	13,838	10,561	31	13,762	20,287

Net Investment Income (Loss)	$2,710	$2,864	$(5,743)	$20	$(121)	$32,005

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	142,214	124,945	659	170,551	73,841
Investments in Affiliates	633	—	—	—	—	—
Options written	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	6,594	—	—	—	—	—
Payments from Affiliates**	—	—	—	—	806	—
Net change in unrealized appreciation/depreciation of:
Investments	—	(39,151)	(25,820)	60	(36,988)	101,613
Investments in Affiliates	9,476	—	—	—	—	—
Options written	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—

Net Realized and Change in Unrealized Gain	16,703	103,063	99,125	719	134,369	175,454

Net Increase in Net Assets Resulting from Investment Operations	$19,413	$105,927	$93,382	$739	$134,248	$207,459

**        See Note 12

46 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Renaissance Fund	OCC Value Fund	PEA Equity Premium Strategy Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund

$1,516	$2,250	$111,545	$50	$53,317	$46,766	$1,121	$5,421	$219	$3,139
—	—	4,500	—	594	—	—	—	—	—
163	127	6,415	7	2,436	1,252	56	271	51	214
50	4	2,563	—	613	339	9	111	514	280
—	—	26	—	—	—	—	—	—	—
1,729	2,381	125,049	57	56,960	48,357	1,186	5,803	784	3,633

246	359	23,253	16	22,356	10,161	421	2,929	1,694	4,231
245	302	12,921	9	13,596	8,445	272	2,314	982	2,959
—	—	1,611	—	459	240	2	—	8	1
200	495	13,558	1	23,088	13,122	450	5,143	1,788	5,919
4	9	424	—	434	260	8	66	29	86
—	—	—	—	5	12	22	5	4	61
12	13	473	1	320	218	8	62	30	77
5	—	—	—	—	—	—	—	—	—
712	1,178	52,240	27	60,258	32,458	1,183	10,519	4,535	13,334

$1,017	$1,203	$72,809	$30	$(3,298)	$15,899	$3	$(4,716)	$(3,751)	$(9,701)

2,451	4,449	394,794	165	367,985	181,257	11,708	121,842	51,394	163,413
—	—	13,935	—	40,043	—	—	—	—	—
—	—	—	—	—	—	1,307	(379)	—	—
—	—	4	—	(214)	(297)	1	19	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	5,075	—	—	—	283	191

1,171	5,322	53,123	38	(150,395)	(15,043)	(7,393)	(61,416)	(14,170)	(77,050)
—	—	(22,540)	—	—	—	—	—	—	—
—	—	—	—	—	—	(157)	(87)	—	—
—	—	—	—	4	—	—	3	—	—

3,622	9,771	439,316	203	262,498	165,917	5,466	59,982	37,507	86,554

$4,639	$10,974	$512,125	$233	$259,200	$181,816	$5,469	$55,266	$33,756	$76,853

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 47

Statements of Changes in Net Assets

Amounts in thousands

	AMM Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Emerging Companies Fund

Increase (Decrease) in Net Assets from:	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Investment Operations:
Net investment income (loss)	$2,710	$3,265	$2,864	$4,626	$(5,743)	$(5,067)
Net realized gain on investment	—	—	142,214	53,995	124,945	33,299
Net realized gain on investments in Affiliates	633	5,248	—	—	—	—
Payment from Affiliates**	—	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	6,594	1,532	—	—	—	—
Net change in unrealized appreciation/depreciation of investment and foreign currency transaction	—	—	(39,151)	29,013	(25,820)	17,918
Net change in unrealized appreciation/depreciation of investments in Affiliates	9,476	3,374	—	—	—	—

Net increase resulting from investment operations	19,413	13,419	105,927	87,634	93,382	46,150

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(14)	(43)	(554)	(1,378)	—	—
Administrative Class	—	—	(559)	(1,228)	—	—
Other Classes	(2,042)	(3,726)	(105)	(984)	—	—
Net realized capital gains
Institutional Class	(8)	—	—	—	(46,818)	(51,756)
Administrative Class	—	—	—	—	(4,558)	(5,927)
Other Classes	(2,893)	—	—	—	—	—

Total Dividends and Distributions	(4,957)	(3,769)	(1,218)	(3,590)	(51,376)	(57,683)

Fund Share Transactions:
Shares sold
Institutional Class	395	804	160,309	43,253	177,548	207,536
Administrative Class	—	—	216,347	60,812	18,279	24,981
Other Classes	92,316	83,362	279,074	180,873	—	—
Issued as reinvestment of dividends and distributions
Institutional Class	22	25	523	1,298	42,783	49,646
Administrative Class	—	—	495	1,226	4,549	4,526
Other Classes	3,987	2,963	80	648	—	—
Cost of shares redeemed
Institutional Class	(635)	(2,008)	(61,876)	(103,088)	(260,270)	(141,771)
Administrative Class	—	—	(79,985)	(34,500)	(13,322)	(32,466)
Other Classes	(64,074)	(54,139)	(172,552)	(96,503)	—	—
Net increase (decrease) from Fund share transactions	32,011	31,007	342,415	54,019	(30,433)	112,452

Fund Redemption Fees	12	29	26	38	10	7

Total Increase in Net Assets	46,479	40,686	447,150	138,101	11,583	100,926

Net Assets:
Beginning of year	241,402	200,716	1,017,439	879,338	648,401	547,475

End of year*	$287,881	$241,402	$1,464,589	$1,017,439	$659,984	$648,401

* Including undistributed net investment income of:	$738	$248	$2,707	$1,036	$—	$—

**        See Note 12

48 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

CCM Focused Growth Fund		CCM Mid-Cap Fund		NFJ Dividend Value Fund		NFJ International Value Fund		NFJ Large-Cap Value Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

$20	$7	$(121)	$(452)	$32,005	$9,600	$1,017	$92	$1,203	$304
659	319	170,551	79,769	73,841	15,943	2,451	269	4,449	594
—	—	—	—	—	—	—	—	—	—
—	—	806	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

60	19	(36,988)	27,806	101,613	34,652	1,171	168	5,322	2,002

—	—	—	—	—	—	—	—	—	—

739	345	134,248	107,123	207,459	60,195	4,639	529	10,974	2,900

(10)	(3)	—	—	(5,826)	(2,415)	(23)	(97)	(259)	(92)
—	—	—	—	(122)	(36)	—	—	—	—
—	—	—	—	(28,081)	(8,243)	(682)	(5)	(830)	(236)

—	—	—	—	(2,389)	(901)	(5)	(326)	(193)	(171)
—	—	—	—	(24)	(19)	—	—	—	—
—	—	—	—	(16,859)	(3,729)	(223)	—	(1,411)	(494)

(10)	(3)	—	—	(53,301)	(15,343)	(933)	(428)	(2,693)	(993)

2,874	1,394	270,339	83,787	237,045	45,591	3,929	90	19,998	4,503
—	—	148,895	87,016	8,788	437	—	—	—	—
—	—	341,617	182,547	1,431,609	459,342	106,579	1,381	63,379	40,754

10	3	—	—	7,913	3,240	25	412	444	263
—	—	—	—	146	55	—	—	—	—
—	—	—	—	32,858	8,418	716	5	1,737	572

(2,470)	(809)	(118,392)	(98,265)	(34,904)	(10,571)	(3,526)	(30)	(2,149)	(649)
—	—	(134,274)	(45,890)	(1,154)	(646)	—	—	—	—
—	—	(205,875)	(97,669)	(181,126)	(57,306)	(9,004)	(5)	(21,119)	(5,151)
414	588	302,310	111,526	1,501,175	448,560	98,719	1,853	62,290	40,292

—	—	44	17	75	71	14	—	9	17

1,143	930	436,602	218,666	1,655,408	493,483	102,439	1,954	70,580	42,216

3,457	2,527	970,004	751,338	796,446	302,963	3,881	1,927	54,947	12,731

$4,600	$3,457	$1,406,606	$970,004	$2,451,854	$796,446	$106,320	$3,881	$125,527	$54,947

$13	$3	$—	$—	$—	$5,040	$369	$62	$106	$81

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 49

Statements of Changes in Net Assets (cont.)

Amounts in thousands

	NFJ Small-Cap Value Fund		OCC Core Equity Fund		OCC Renaissance Fund

Increase (Decrease) in Net Assets from:	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Period from March 31, 2005 to June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Investment Operations:
Net investment income (loss)	$72,809	$49,234	$30	$8	$(3,298)	$(23,651)
Net realized gain (loss) on investments, options written and foreign currency transactions	394,798	156,150	165	(27)	367,771	874,642
Net realized gain on investments in Affiliates	13,935	—	—	—	40,043	—
Payments from Affiliates**	—	—	—	—	5,075	3,880
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	53,123	296,947	38	98	(150,391)	(975,852)
Net change in unrealized appreciation/depreciation of investments in Affiliates	(22,540)	—	—	—	—	—

Net increase (decrease) resulting from investment operations	512,125	502,331	233	79	259,200	(120,981)

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(11,286)	(5,338)	(14)	—	—	—
Administrative Class	(12,349)	(4,434)	—	—	—	—
Other Classes	(39,363)	(29,232)	—	—	—	—
Net dividends and capital gains
Institutional Class	(42,488)	(18,374)	(38)	—	(16,664)	—
Administrative Class	(49,375)	(16,055)	—	—	(33,825)	—
Other Classes	(206,314)	(124,721)	(1)	—	(606,758)	—

Total Dividends and Distributions to Shareholders	(361,175)	(198,154)	(53)	—	(657,247)	—

Fund Share Transactions:
Shares sold
Institutional Class	218,421	182,650	—	2,970	24,925	95,793
Administrative Class	260,662	342,720	—	—	131,116	116,993
Other Classes	585,958	656,083	1,695	30	—	1,242,173
Issued in reinvestment of distributions
Institutional Class	49,542	20,981	52	—	11,654	—
Administrative Class	56,200	19,875	—	—	15,498	—
Other Classes	191,573	115,396	1	—	502,163	—
Cost of shares redeemed
Institutional Class	(100,253)	(46,081)	—	—	(125,305)	(248,019)
Administrative Class	(170,009)	(70,652)	—	—	(188,401)	(99,566)
Other Classes	(714,397)	(574,194)	(45)	—	—	(2,351,059)
Net increase (decrease) from Fund share transactions	377,697	646,778	1,703	3,000	(1,814)	(1,243,685)

Fund Redemption Fees	127	91	—	—	106	429

Total Increase (Decrease) in Net Assets	528,774	951,046	1,883	3,079	(2,212,152)	(1,364,237)

Net Assets:

Beginning of year	3,494,367	2,543,321	3,079	—	4,892,983	6,257,220

End of year*	$4,023,141	$3,494,367	$4,962	$3,079	$2,680,831	$4,892,983

* Including undistributed (dividends in excess of) net investment income of:	$40,768	$47,980	$24	$8	$1	$(24)

**        See Note 12.

50  Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

OCC Value Fund		PEA Equity Premium Strategy Fund		PEA Growth Fund		PEA Opportunity Fund		PEA Target Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

$15,899	$16,064	$3	$426	$(4,716)	$(3,043)	$(3,751)	$(3,962)	$(9,701)	$(10,538)

180,960	295,136	13,016	3,679	121,482	73,676	51,394	22,007	163,413	74,906
—	—	—	—	—	—	—	—	—	—
—	1,230	—	39	—	877	283	29	191	183

(15,043)	(204,166)	(7,550)	(175)	(61,500)	(59,025)	(14,170)	(6,610)	(77,050)	(40,204)

—	—	—	—	—	—	—	—	—	—

181,816	108,264	5,469	3,969	55,266	12,485	33,756	11,464	76,853	24,347

(1,529)	(1,267)	(3)	(77)	—	—	—	—	—	—
(1,129)	(146)	(1)	(7)	—	—	—	—	—	—
(13,843)	(8,388)	(8)	(507)	—	—	—	—	—	—

(14,007)	(7,036)	(176)	—	—	—	—	—	—	—
(12,209)	(2,853)	(18)	—	—	—	—	—	—	—
(276,744)	(79,726)	(2,226)	—	—	—	—	—	—	—

(319,461)	(99,416)	(2,432)	(591)	—	—	—	—	—	—

17,144	150,984	727	780	862	935	6,604	9,670	1,055	4,923
15,488	60,930	15	45	—	—	358	278	17	41
198,123	1,330,532	12,118	10,725	25,398	23,807	29,043	12,557	34,305	48,720

11,863	7,306	168	72	—	—	—	—	—	—
9,271	2,180	18	7	—	—	—	—	—	—
243,573	73,400	1,953	417	—	—	—	—	—	—

(61,358)	(222,455)	(3,065)	(2,699)	(2,488)	(1,974)	(10,184)	(27,554)	(55,770)	(10,323)
(52,749)	(42,680)	(281)	(132)	(8)	(50)	(1,311)	(701)	(42)	(178)
(1,141,068)	(1,310,894)	(22,756)	(24,646)	(165,189)	(197,846)	(58,962)	(63,675)	(209,833)	(230,821)
(759,713)	49,303	(11,103)	(15,431)	(141,425)	(175,128)	(34,452)	(69,425)	(230,268)	(187,638)

37	671	1	9	4	10	19	5	7	23

(897,321)	58,822	(8,065)	(12,044)	(86,155)	(162,633)	(677)	(57,956)	(153,408)	(163,268)

2,732,521	2,673,699	75,590	87,634	615,806	778,439	256,304	314,260	815,736	979,004

$1,835,200	$2,732,521	$67,525	$75,590	$529,651	$615,806	$255,627	$256,304	$662,328	$815,736

$10,943	$28,784	$1	$—	$2	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 51

Financial Highlights

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains

AMM Asset Allocation Fund
Institutional Class
6/30/2006	$11.09	$0.24	$0.82	$1.06	$(0.22)	$(0.13)
6/30/2005	10.61	0.32	0.45	0.77	(0.29)	—
6/30/2004	9.29	0.30	1.18	1.48	(0.16)	—
6/30/2003	9.26	0.26	0.05	0.31	(0.28)	—
6/30/2002	9.94	0.40	(0.78)	(0.38)	(0.30)	—
CCM Capital Appreciation Fund
Institutional Class
6/30/2006	$18.36	$0.12	$1.78	$1.90	$(0.04)	$—
6/30/2005	16.63	0.16	1.67	1.83	(0.10)	—
6/30/2004	14.27	0.06	2.30	2.36	—	—
6/30/2003	14.83	0.04	(0.60)	(0.56)	—	—
6/30/2002	17.72	0.08	(2.93)	(2.85)	(0.04)	—
Administrative Class
6/30/2006	$17.99	$0.07	$1.74	$1.81	$(0.02)	$—
6/30/2005	16.32	0.11	1.64	1.75	(0.08)	—
6/30/2004	14.04	0.02	2.26	2.28	—	—
6/30/2003	14.59	0.01	(0.56)	(0.55)	—	—
6/30/2002	17.46	0.04	(2.88)	(2.84)	(0.03)	—
CCM Emerging Companies Fund
Institutional Class
6/30/2006	$23.27	$(0.20)	$3.40	$3.20	$—	$(1.92)
6/30/2005	23.89	(0.18)	1.73	1.55	—	(2.17)
6/30/2004	19.70	(0.26)	6.27	6.01	—	(1.82)
6/30/2003	21.62	(0.20)	0.53	0.33	—	(2.25)
6/30/2002	23.34	(0.22)	1.20	0.98	—	(2.70)
Administrative Class
6/30/2006	$22.46	$(0.25)	$3.28	$3.03	$—	$(1.92)
6/30/2005	23.20	(0.23)	1.66	1.43	—	(2.17)
6/30/2004	19.21	(0.31)	6.12	5.81	—	(1.82)
6/30/2003	21.19	(0.24)	0.51	0.27	—	(2.25)
6/30/2002	22.99	(0.28)	1.18	0.90	—	(2.70)
CCM Focused Growth Fund
Institutional Class
6/30/2006	$7.82	$0.04	$1.50	$1.54	$(0.02)	$—
6/30/2005	6.94	0.02	0.86	0.88	—	—
6/30/2004	5.66	— (d)	1.28	1.28	—	—
6/30/2003	5.63	— (d)	0.03	0.03	—	—
6/30/2002	7.64	(0.01)	(1.99)	(2.00)	—	(0.01)
CCM Mid-Cap Fund
Institutional Class
6/30/2006	$25.20	$0.10	$3.20	$3.30	$—	$—
6/30/2005	21.80	0.07	3.33	3.40	—	—
6/30/2004	17.65	0.02	4.13	4.15	—	—
6/30/2003	18.05	0.01	(0.41)	(0.40)	—	—
6/30/2002	21.35	0.08	(3.21)	(3.13)	(0.14)	—
Administrative Class
6/30/2006	$24.71	$0.02	$3.16	$3.18	$—	$—
6/30/2005	21.44	0.02	3.25	3.27	—	—
6/30/2004	17.40	(0.03)	4.07	4.04	—	—
6/30/2003	17.83	(0.03)	(0.40)	(0.43)	—	—
6/30/2002	21.16	0.04	(3.23)	(3.19)	(0.14)	—

(a)	Calculated on average shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.
(c)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(d)	Less than $0.01 per share.
(e)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.48 and 13.04%, respectively.

(f)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.87 and 12.81%, respectively.

52 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.35)	$—	(d)	$11.80		9.56%		$745	0.10	%(b)	2.05%	6%
—	(0.29)	—		11.09		7.35		909	0.10	(b)(c)	2.93	25
—	(0.16)	—		10.61		16.70		1,987	0.10	(b)(c)	2.94	23
—	(0.28)	—		9.29		3.54		1,196	0.10	(b)(c)	2.85	13
—	(0.30)	—		9.26		(3.89)		26	0.10	(b)(c)	4.11	24

$—	$(0.04)	$—	(d)	$20.22		10.33%		$383,054	0.72%		0.60%	161%
—	(0.10)	—		18.36		11.01		258,048	0.71		0.90	137
—	—	—		16.63		16.54		292,920	0.71		0.35	148
—	—	—		14.27		(3.77)		240,130	0.70		0.33	161
—	(0.04)	—		14.83		(16.08)		247,275	0.71		0.51	110

$—	$(0.02)	$—	(d)	$19.78		10.09%		$459,715	0.97%		0.35%	161%
—	(0.08)	—		17.99		10.75		287,845	0.96		0.66	137
—	—	—		16.32		16.24		235,357	0.96		0.10	148
—	—	—		14.04		(3.76)		188,923	0.95		0.08	161
—	(0.03)	—		14.59		(16.28)		166,964	0.96		0.26	110

$—	$(1.92)	$—	(d)	$24.55		14.08%		$597,208	1.52%		(0.81)%	155%
—	(2.17)	—		23.27		6.82		597,547	1.51		(0.79)	144
—	(1.82)	—		23.89		31.57		491,944	1.50		(1.13)	176
—	(2.25)	—		19.70		3.50		284,187	1.50		(1.14)	130
—	(2.70)	—		21.62		4.95		219,868	1.51		(1.03)	122

$—	$(1.92)	$—	(d)	$23.57		13.82%		$62,776	1.77%		(1.06)%	155%
—	(2.17)	—		22.46		6.49		50,854	1.76		(1.05)	144
—	(1.82)	—		23.20		31.33		55,531	1.75		(1.39)	176
—	(2.25)	—		19.21		3.27		50,035	1.75		(1.40)	130
—	(2.70)	—		21.19		4.65		28,822	1.75		(1.30)	122

$—	$(0.02)	$—	(d)	$9.34		19.68%		$4,600	0.73%		0.48%	153%
—	—	—		7.82		12.79		3,457	0.71		0.24	123
—	—	—		6.94		22.61		2,527	0.71		0.08	90
—	—	—		5.66		0.53		1,916	0.70		0.02	232
—	(0.01)	—		5.63		(26.23)		1,912	0.70		(0.13)	113

$—	$—	$—	(d)	$28.50	(e)	13.10	%(e)	$470,705	0.71%		0.35%	174%
—	—	—		25.20		15.60		271,735	0.71		0.31	140
—	—	—		21.80		23.51		254,401	0.71		0.12	165
—	—	—		17.65		(2.22)		254,338	0.71		0.08	155
(0.03)	(0.17)	—		18.05		(14.71)		520,160	0.71		0.41	168

$—	$—	$—	(d)	$27.89	(f)	12.87	% (f)	$304,305	0.96%		0.09%	174%
—	—	—		24.71		15.25		260,340	0.96		0.07	140
—	—	—		21.44		23.22		190,058	0.95		(0.14)	165
—	—	—		17.40		(2.41)		118,600	0.96		(0.19)	155
—	(0.14)	—		17.83		(15.10)		115,357	0.96		0.20	168

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 53

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains

NFJ Dividend Value Fund
Institutional Class
6/30/2006	$13.85	$0.43	$1.90	$2.33	$(0.45)	$(0.22)
6/30/2005	12.59	0.36	1.39	1.75	(0.34)	(0.15)
6/30/2004	10.54	0.34	2.07	2.41	(0.27)	(0.09)
6/30/2003	11.35	0.35	(0.31)	0.04	(0.35)	(0.50)
6/30/2002	12.51	0.34	(0.28)	0.06	(0.36)	(0.86)
Administrative Class
6/30/2006	$13.86	$0.34	$1.96	$2.30	$(0.38)	$(0.22)
6/30/2005	12.60	0.33	1.39	1.72	(0.31)	(0.15)
6/30/2004	10.56	0.31	2.06	2.37	(0.24)	(0.09)
6/30/2003	11.38	0.32	(0.30)	0.02	(0.34)	(0.50)
6/30/2002	12.55	0.32	(0.29)	0.03	(0.34)	(0.86)
NFJ International Value Fund
Institutional Class
6/30/2006	$15.38	$0.49	$3.88	$4.37	$(0.18)	$(0.15)
6/30/2005	14.73	0.62	3.15	3.77	(0.64)	(2.48)
6/30/2004	11.34	0.52	4.12	4.64	(0.39)	(0.86)
1/31/2003 - 6/30/2003	10.00	0.18	1.25	1.43	(0.09)	—
NFJ Large-Cap Value Fund
Institutional Class
6/30/2006	$16.06	$0.38	$2.10	$2.48	$(0.38)	$(0.37)
6/30/2005	14.64	0.30	1.96	2.26	(0.26)	(0.59)
6/30/2004	12.26	0.25	2.36	2.61	(0.23)	—
6/30/2003	13.17	0.29	(0.71)	(0.42)	(0.23)	(0.26)
6/30/2002	12.64	0.27	0.52	0.79	(0.26)	—
NFJ Small-Cap Value Fund
Institutional Class
6/30/2006	$31.08	$0.77	$3.69	$4.46	$(0.63)	$(2.47)
6/30/2005	27.93	0.66	4.53	5.19	(0.44)	(1.60)
6/30/2004	22.03	0.60	5.83	6.43	(0.30)	(0.23)
6/30/2003	21.85	0.44	—	0.44	(0.24)	(0.05)
6/30/2002	19.26	0.41	2.31	2.72	(0.13)	—
Administrative Class
6/30/2006	$30.31	$0.66	$3.59	$4.25	$(0.57)	$(2.47)
6/30/2005	27.32	0.58	4.43	5.01	(0.42)	(1.60)
6/30/2004	21.79	0.57	5.47	6.04	(0.28)	(0.23)
6/30/2003	21.67	0.38	0.01	0.39	(0.22)	(0.05)
6/30/2002	19.15	0.36	2.27	2.63	(0.11)	—
OCC Core Equity Fund
Institutional Class
6/30/2006	$10.26	$0.09	$0.70	$0.79	$(0.04)	$(0.13)
3/31/2005 - 6/30/2005	10.00	0.03	0.23	0.26	—	—
OCC Renaissance Fund
Institutional Class
6/30/2006	$24.78	$0.16	$1.48	$1.64	$—	$(4.23)
6/30/2005	25.10	0.09	(0.41)	(0.32)	—	—
6/30/2004	17.39	0.05	7.66	7.71	—	—
6/30/2003	19.26	0.07	(1.25)	(1.18)	—	(0.69)
6/30/2002	19.38	0.10	1.10	1.20	—	(1.32)

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(d)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.76%.
(e)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.76 and (1.34)%, respectively.

(f)	Less than $0.01 per share.
(g)

Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.16 and 6.59%, respectively.

54 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.67)	$—	(f)	$15.51		17.21%		$349,151	0.71%		2.89%	26%
(0.49)	—		13.85		14.08		119,556	0.71		2.74	30
(0.36)	—		12.59		23.11		72,757	0.70		2.86	36
(0.85)	—		10.54		0.92		36,852	0.70		3.52	43
(1.22)	—		11.35		0.96		34,152	0.74		2.88	50

$(0.60)	$—	(f)	$15.56		16.89%		$9,904	0.95%		2.24%	26%
(0.46)	—		13.86		13.78		1,525	0.96		2.49	30
(0.33)	—		12.60		22.69		1,523	0.96		2.62	36
(0.84)	—		10.56		0.72		1,136	0.95		3.25	43
(1.20)	—		11.38		0.67		1,253	0.99		2.65	50

$(0.33)	$0.01		$19.43		28.63%		$3,026	1.08%		2.70%	25%
(3.12)	—		15.38		27.08		2,501	0.53	(b)(c)	4.06	61
(1.25)	—		14.73		42.12		1,927	0.41		3.80	80
(0.09)	—		11.34		14.24		1,321	0.40	*	4.21 *	28

$(0.75)	$—	(f)	$17.79		15.77%		$27,324	0.73%		2.23%	32%
(0.85)	0.01		16.06		15.78		7,835	0.71		1.96	35
(0.23)	—		14.64		21.46		3,279	0.70		1.82	99
(0.49)	—		12.26		(2.99)		2,268	0.70		2.52	54
(0.26)	—		13.17		6.40		1,834	0.71		2.07	49

$(3.10)	$—	(f)	$32.44		15.00%		$653,254	0.86%		2.40%	32%
(2.04)	—		31.08		19.00		462,991	0.86		2.25	20
(0.53)	—		27.93		29.53		266,629	0.86		2.40	30
(0.29)	0.03		22.03		2.28		153,509	0.85		2.20	20
(0.13)	—		21.85		14.25		70,329	0.85		2.04	40

$(3.04)	$—	(f)	$31.52		14.65%		$698,010	1.11%		2.13%	32%
(2.02)	—		30.31		18.74		527,720	1.11		2.02	20
(0.51)	—		27.32		28.04		197,865	1.11		2.28	30
(0.27)	—		21.79		1.93		67,899	1.10		1.89	20
(0.11)	—		21.67		13.85		38,107	1.10		1.82	40

$(0.17)	$—	(f)	$10.88		7.77%		$3,284	0.72%		0.85%	80%
—	—		10.26		2.60		3,049	0.70	*(d)	1.14 *	13

$(4.23)	$—	(f)	$22.19	(g)	6.73	%(g)	$51,569	0.86%		0.66%	85%
—	—		24.78	(e)	(1.27	)(e)	149,294	0.86		0.38	101
—	—		25.10		44.34		305,637	0.86		0.21	60
(0.69)	—		17.39		(5.60)		167,562	0.86		0.48	76
(1.32)	—		19.26		5.89		140,322	0.86		0.47	109

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 55

Financial Highlights (cont.)

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains

OCC Renaissance Fund (Cont.)
Administrative Class
6/30/2006	$24.53	$0.09	$1.47	$1.56	$—	$(4.23)
6/30/2005	24.90	0.04	(0.41)	(0.37)	—	—
6/30/2004	17.30	(0.01)	7.61	7.60	—	—
6/30/2003	19.13	0.03	(1.17)	(1.14)	—	(0.69)
6/30/2002	19.29	0.06	1.10	1.16	—	(1.32)
OCC Value Fund
Institutional Class
6/30/2006	$17.62	$0.25	$1.20	$1.45	$(0.23)	$(2.35)
6/30/2005	17.46	0.21	0.49	0.70	(0.08)	(0.46)
6/30/2004	12.90	0.16	4.48	4.64	(0.08)	—
6/30/2003	13.89	0.14	(0.55)	(0.41)	—	(0.58)
6/30/2002	16.20	0.14	(0.54)	(0.40)	—	(1.91)
Administrative Class
6/30/2006	$17.34	$0.20	$1.19	$1.39	$(0.20)	$(2.35)
6/30/2005	17.17	0.16	0.49	0.65	(0.02)	(0.46)
6/30/2004	12.71	0.12	4.41	4.53	(0.07)	—
6/30/2003	13.73	0.11	(0.55)	(0.44)	—	(0.58)
6/30/2002	16.09	0.09	(0.54)	(0.45)	—	(1.91)
PEA Equity Premium Strategy Fund
Institutional Class
6/30/2006	$8.04	$0.07	$0.66	$0.73	$(0.01)	$(0.30)
6/30/2005	7.66	0.11	0.36	0.47	(0.09)	—
6/30/2004	6.57	0.12	1.10	1.22	(0.13)	—
6/30/2003	7.03	0.12	(0.47)	(0.35)	(0.11)	—
6/30/2002	9.25	0.12	(2.29)	(2.17)	(0.05)	—
Administrative Class
6/30/2006	$8.02	$0.04	$0.65	$0.69	$— (k)	$(0.30)
6/30/2005	7.65	0.09	0.35	0.44	(0.07)	—
6/30/2004	6.55	0.10	1.11	1.21	(0.11)	—
6/30/2003	7.00	0.09	(0.46)	(0.37)	(0.08)	—
6/30/2002	9.23	0.09	(2.27)	(2.18)	(0.05)	—
PEA Growth Fund
Institutional Class
6/30/2006	$18.76	$0.04	$1.94	$1.98	$—	$—
6/30/2005	18.13	0.11	0.52	0.63	—	—
6/30/2004	15.13	0.02	2.98	3.00	—	—
6/30/2003	16.35	0.03	(1.25)	(1.22)	—	—
6/30/2002	22.10	0.03	(5.62)	(5.59)	—	(0.16)
Administrative Class
6/30/2006	$18.39	$(0.01)	$1.90	$1.89	$—	$—
6/30/2005	17.81	0.07	0.51	0.58	—	—
6/30/2004	14.90	(0.03)	2.94	2.91	—	—
6/30/2003	16.15	(0.01)	(1.24)	(1.25)	—	—
6/30/2002	21.90	(0.02)	(5.57)	(5.59)	—	(0.16)

(a)	Calculated based on average shares outstanding during the period.
(b)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.51 and (1.55)%, respectively.

(c)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.61 and 3.94%, respectively.

(d)

Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.33 and 3.73%, respectively.

(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 6.09%.
(f)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.79%.
(g)

Repayments by the Adviser increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.

(h)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.

(i)

Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.74 and 3.35%, respectively.

(j)

Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.36 and 3.12%, respectively.

56 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(4.23)	$—	(k)	$21.86	(l)	6.45	% (l)	$127,136	1.11%	0.40%	85%
—	—		24.53	(b)	(1.49	) (b)	189,795	1.11	0.15	101
—	—		24.90		43.93		175,132	1.11	(0.04)	60
(0.69)	—		17.30		(5.44)		67,270	1.11	0.23	76
(1.32)	—		19.13		5.70		42,939	1.11	0.27	109

$(2.58)	$—	(k)	$16.49		8.51%		$90,492	0.72%	1.43%	63%
(0.54)	—		17.62	(c)	3.98	(c)	128,968	0.71	1.20	101
(0.08)	—		17.46		36.10		191,216	0.71	1.00	67
(0.58)	—		12.90		(2.40)		80,389	0.70	1.27	152
(1.91)	—		13.89		(3.31)		66,457	0.70	0.87	190

$(2.55)	$—	(k)	$16.18		8.25%		$83,668	0.97%	1.19%	63%
(0.48)	—		17.34	(d)	3.77	(d)	117,497	0.96	0.95	101
(0.07)	—		17.17		35.72		96,072	0.96	0.76	67
(0.58)	—		12.71		(2.65)		24,549	0.95	0.99	152
(1.91)	—		13.73		(3.67)		31,115	0.95	0.59	190

$(0.31)	$—	(k)	$8.46		8.91%		$4,836	0.90%	0.78%	149%
(0.09)	—		8.04		6.14	(e)	6,712	0.86	1.40	24
(0.13)	—		7.66		18.66		8,212	0.86	1.63	83
(0.11)	—		6.57		(4.81)		6,857	0.86	1.86	84
(0.05)	—		7.03		(23.45)		5,676	0.86	1.49	101

$(0.30)	$—	(k)	$8.41		8.66%		$531	1.15%	0.52%	149%
(0.07)	—		8.02		5.84	(f)	739	1.11	1.15	24
(0.11)	—		7.65		18.56		780	1.11	1.41	83
(0.08)	—		6.55		(5.17)		949	1.11	1.49	84
(0.05)	—		7.00		(23.69)		21,844	1.11	1.21	101

$—	$—	(k)	$20.74		10.55%		$5,651	0.77%	0.22%	115%
—	—		18.76	(i)	3.47	(i)	6,645	0.76	0.58	39
—	—		18.13	(g)	19.83	(g)	7,497	0.76	0.09	71
—	—		15.13		(7.46)		15,833	0.76	0.20	70
(0.16)	—		16.35		(25.42)		21,835	0.76	0.14	76

$—	$—	(k)	$20.28		10.28%		$101	1.02%	(0.03)%	115%
—	—		18.39	(j)	3.26	(j)	99	1.01	0.38	39
—	—		17.81	(h)	19.53	(h)	145	1.01	(0.15)	71
—	—		14.90		(7.74)		219	1.01	(0.06)	70
(0.16)	—		16.15		(25.65)		4,036	1.01	(0.12)	76

(k)	Amount is less than $0.01.
(l)

Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.83 and 6.31%, respectively.

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 57

Financial Highlights (cont.)

For a Share Outstanding for the Years Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Fund Redemption Fees		Net Asset Value End of Period

PEA Opportunity Fund
Institutional Class
6/30/2006	$18.95	$(0.13)	$3.02	$2.89	$—	(h)	$21.84	(i)
6/30/2005	17.86	(0.11)	1.20	1.09	—		18.95
6/30/2004	13.13	(0.09)	4.82	4.73	—		17.86
6/30/2003	12.68	(0.07)	0.52	0.45	—		13.13
6/30/2002	16.02	(0.09)	(3.25)	(3.34)	—		12.68
Administrative Class
6/30/2006	$18.74	$(0.18)	$2.99	$2.81	$—	(h)	$21.55	(j)
6/30/2005	17.70	(0.16)	1.20	1.04	—		18.74
6/30/2004	13.04	(0.13)	4.79	4.66	—		17.70
6/30/2003	12.63	(0.10)	0.51	0.41	—		13.04
6/30/2002	16.00	(0.12)	(3.25)	(3.37)	—		12.63
PEA Target Fund
Institutional Class
6/30/2006	$18.18	$(0.07)	$2.06	$1.99	$—	(h)	$20.17	(k)
6/30/2005	17.42	(0.05)	0.81	0.76	—		18.18
6/30/2004	13.48	(0.06)	4.00	3.94	—		17.42
6/30/2003	13.41	(0.04)	0.11	0.07	—		13.48
6/30/2002	19.37	(0.04)	(5.92)	(5.96)	—		13.41
Administrative Class
6/30/2006	$18.10	$(0.12)	$2.04	$1.92	$—	(h)	$20.02	(l)
6/30/2005	17.39	(0.09)	0.80	0.71	—		18.10
6/30/2004	13.48	(0.10)	4.01	3.91	—		17.39
6/30/2003	13.43	(0.07)	0.12	0.05	—		13.48
6/30/2002	19.45	(0.08)	(5.94)	(6.02)	—		13.43

(a)	Calculated on average shares outstanding during the period.
(b)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.72%.
(c)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 28.98%.
(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 6.09%.
(e)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.87%.
(f)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.34%.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.06%.
(h)	Amount is less than $0.01.
(i)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.82 and 15.13%, respectively.

(j)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.53 and 14.87%, respectively.

(k)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 10.87%, respectively.

(l)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.08%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.01 and 10.53%, respectively.

58 Allianz Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

15.25	%(i)	$38,377	0.92%	(0.62)%	171%
6.10	(d)	36,853	0.91	(0.64)	139
36.02		53,116	0.91	(0.58)	184
3.55		59,068	0.91	(0.68)	214
(20.85)		69,091	0.91	(0.62)	201

15.00	%(j)	$2,904	1.17%	(0.87)%	171%
5.88	(e)	3,411	1.16	(0.89)	139
35.74	(b)	3,647	1.17	(0.79)	184
3.25		3,562	1.16	(0.93)	214
(21.06)		6,766	1.16	(0.88)	201

10.89	%(k)	$7,349	0.82%	(0.36)%	134%
4.36	(f)	57,815	0.81	(0.30)	103
29.23		61,005	0.81	(0.37)	96
0.52		46,106	0.81	(0.31)	105
(30.77)		44,689	0.81	(0.24)	114

10.61	%(l)	$203	1.07%	(0.60)%	134%
4.08	(g)	206	1.06	(0.55)	103
29.01	(c)	335	1.06	(0.62)	96
0.37		285	1.06	(0.59)	105
(30.95)		4,518	1.06	(0.52)	114

See accompanying Notes to Financial Statements | 6.30.06 | Allianz Funds Annual Report 59

Notes to Financial Statements
June 30, 2006

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

          In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available or if a development event occurs that may significantly impact the value of a security, are fair valued in good faith, and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

          The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ net asset values are determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

          The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, for each Fund (except AMM Asset Allocation, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value and PEA Equity Premium Strategy Funds) are declared and distributed to shareholders annually. Dividends from net investment income, if any, for the AMM Asset Allocation, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value and PEA Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items

60  Allianz Funds Annual Report | 6.30.06

as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain or loss. Realized gain (loss) and unrealized appreciation (depreciation) of investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ Dividend Value Fund — $95,219; NFJ International Value Fund — $105,308; NFJ Small-Cap Value Fund — $206,344; OCC Core Equity Fund — $1,956; OCC Renaissance Fund — $502,892; OCC Value Fund — $826,563; PEA Equity Premium Strategy Fund — $32,878; and PEA Growth Fund — $79,063.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

          Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales. Each Fund, except the AMM Asset Allocation Fund, may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund, except the AMM Asset Allocation Fund, may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while

6.30.06 | Allianz Funds Annual Report  61

Notes to Financial Statements (cont.)
June 30, 2006

receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2006 was $1,146,606. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

          Each Fund also has a sub-adviser, which under the supervision of AGIFM, directs the investments of Fund assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

          The AMM Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company (PIMCO), an affiliate, by the underlying funds in which it invests.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee*

	All Classes	Inst’l Class(1)		Admin. Class(1)		Class A, B and C(2)		Class D(2)		Class R(2)

AMM Asset Allocation Fund	0.00%	0.15	%(3)	N/A		0.40%		N/A		N/A
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
CCM Emerging Companies Fund	1.25%	0.25%		0.25%		N/A		N/A		N/A
CCM Focused Growth Fund	0.45%	0.25%		N/A		N/A		N/A		N/A
CCM Mid-Cap Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
NFJ Dividend Value Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
NFJ International Value Fund	0.60%	0.45%		N/A		0.60%		0.60%		N/A
NFJ Large-Cap Value Fund	0.45%	0.25%		N/A		0.40%		0.40%		0.40%
NFJ Small-Cap Value Fund	0.60%	0.25	%(4)	0.25	%(4)	0.40	%(5)	0.40	%(5)	0.40	%(5)
OCC Core Equity Fund	0.45%	0.25%		N/A		0.40%		0.40%		N/A
OCC Renaissance Fund	0.60%	0.25	%(4)	0.25	%(4)	0.40	%(5)	0.40	%(5)	0.40	%(5)
OCC Value Fund	0.45%	0.25	%(4)	0.25	%(4)	0.40	%(5)	0.40	%(5)	0.40	%(5)
PEA Equity Premium Strategy Fund	0.60%	0.25%		0.25%		0.40%		0.40%		0.40%
PEA Growth Fund	0.50%	0.25%		0.25%		0.40%		0.40%		0.40%
PEA Opportunity Fund	0.65%	0.25%		0.25%		0.40%		N/A		N/A
PEA Target Fund	0.55%	0.25%		0.25%		0.39%		0.39%		N/A

(1)

Effective January 1, 2006, the Administrative Fee rate for Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion.

(2)

The Administrative Fee rate for Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the AMM Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Funds Administrative Fee below 0.10%.

(4)

Effective January 1, 2006, the Administrative Fee rate for NFJ Small-Cap Value Fund, the OCC Renaissance Fund and the OCC Value Fund Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion.

(5)

The Administrative Fee rate for NFJ Small-Cap Value Fund, the OCC Renaissance Fund and the OCC Value Fund Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

*

Effective January 1, 2006, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

62 Allianz Funds Annual Report | 6.30.06

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within the “Holding Period,” including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days

AMM Asset Allocation, CCM Capital Appreciation,	*
CCM Emerging Companies, CCM Focused Growth,
CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Value,
NFJ Small-Cap Value, OCC Core Equity,
OCC Renaissance, OCC Value, PEA Equity Premium
Strategy, PEA Growth, PEA Opportunity and
PEA Target Funds
NFJ International Value Fund		*

For example, for Funds that are subject to a 7-day Holding Period, beginning on the 8th day after their acquisition, Fund shares will no longer be subject to the Redemption Fee. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, the Holding Period for redemptions was 60 days.

          In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

          A new Holding Period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to a 7-day Holding Period, are exchanged for shares of Fund B, which is subject to a 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

          Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

          The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”) serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2006.

          Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

          Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2006, AGID received $8,963,175 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not

6.30.06 | Allianz Funds Annual Report 63

Notes to Financial Statements (cont.)
June 30, 2006

“interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          Trustees, other than those affiliated with AGIFM, Allianz Global, or a Sub-Adviser, receive a quarterly retainer of $20,000 ($50,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee. Each Committee Chairman (other than the Chairman of the Valuation Committee) receives an additional annual retainer of $3,000. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee shall be compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

          Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2006, were as follows (amounts in thousands):

	Purchases	Sales

AMM Asset Allocation Fund	$51,348	$14,940
CCM Capital Appreciation Fund	2,293,868	1,976,505
CCM Emerging Companies Fund	1,024,063	1,104,788
CCM Focused Growth Fund	6,566	6,194
CCM Mid-Cap Fund	2,463,891	2,163,799
NFJ Dividend Value Fund	1,672,772	360,690
NFJ International Value Fund	102,444	9,823
NFJ Large-Cap Value Fund	69,649	24,555
NFJ Small-Cap Value Fund	1,309,600	1,182,034
OCC Core Equity Fund	4,293	2,712
OCC Renaissance Fund	3,124,576	5,613,355
OCC Value Fund	1,402,600	2,466,235
PEA Equity Premium Strategy Fund	102,733	115,055
PEA Growth Fund	663,657	798,736
PEA Opportunity Fund	446,679	484,213
PEA Target Fund	1,018,235	1,254,838

5. Transactions in Written Options

Transactions in written options were as follows (amounts in thousands except for numbers of contracts):

	PEA Equity Premium Strategy Fund		PEA Growth Fund

	Contracts	Premiums Received	Contracts	Premiums Received

Balance at 6/30/2005	100	$9	2,875	$648
Sales	48,715	3,592	725	106
Closing Buys	(8,059)	(899)	(3,350)	(721)
Exercised	(7,491)	(430)	(250)	(33)
Expirations	(25,725)	(1,667)	—	—

Balance at 6/30/2006	7,540	$605	—	$—

6. In-Kind Transactions

For the year ended June 30, 2006, the Funds realized gains and losses from in-kind redemptions as follows (amounts in thousands):

	Realized Gains	Realized Losses

CCM Capital Appreciation	$2,556	$(119)
CCM Emerging Companies	34,464	(1,368)

7. Underlying Funds and Risk Factors of the AMM Asset Allocation Fund

The AMM Asset Allocation Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds.

64 Allianz Funds Annual Report | 6.30.06

          The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond funds.

          Investing in the underlying funds through the AMM Asset Allocation Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying funds. Under certain circumstances, an underlying fund may pay a redemption request by the AMM Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

          Each of the underlying funds may invest in certain specified derivative securities including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

          The officers and directors of the Trust also serve as officers and directors/trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have and incentive to invest the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

8. Federal Income Tax Matters

At June 30, 2006, the components of distributable taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Accumulated Capital Losses	(3)	Post-October Deferral	(4)

AMM Asset Allocation	$1,491	$4,713	$—	$—		$—
CCM Capital Appreciation	2,707	105,080	—	—		—
CCM Emerging Companies	13,380	45,640	—	—		—
CCM Focused Growth	14	100	—	647		—
CCM Mid-Cap	13,274	121,381	—	—		—
NFJ Dividend Value	26,575	41,858	—	—		—
NFJ International Value	2,251	477	—	—		—
NFJ Large-Cap Value	1,146	2,244	—	—		—
NFJ Small-Cap Value	48,340	221,064	—	—		—
OCC Core Equity	83	45	—	—		—
OCC Renaissance	69,631	161,243	(11)	—		—
OCC Value	46,981	41,533	4	—		(112)
PEA Equity Premium Strategy	—	—	(108)	18,428		—
PEA Growth	—	—	5	201,956		—
PEA Opportunity	—	—	—	6,535		—
PEA Target	—	—	—	54,730		—

(1)	Adjusted for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2005 through June 30, 2006 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

6.30.06 | Allianz Funds Annual Report 65

Notes to Financial Statements(cont.)
June 30, 2006

At June 30, 2006, the Funds had accumulated capital losses expiring as indicated below (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2008		2009		2010		2011

CCM Focused Growth	$—		$—		$—		$647
PEA Equity Premium Strategy	3,029	(1)	—		1,619		13,780
PEA Growth	—		2,422	(1)	4,909	(1)	194,625
PEA Opportunity	—		—		—		6,535
PEA Target	—		—		—		54,730

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

At June 30, 2006, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	(1)

AMM Asset Allocation	$264,122	$30,241	$(6,161)	$24,080
CCM Capital Appreciation	1,675,838	116,038	(33,532)	82,506
CCM Emerging Companies	717,910	81,704	(19,685)	62,019
CCM Focused Growth	4,178	593	(78)	515
CCM Mid-Cap	1,648,226	120,077	(33,899)	86,178
NFJ Dividend Value	2,693,357	184,779	(24,803)	159,976
NFJ International Value	123,522	4,066	(2,445)	1,621
NFJ Large-Cap Value	122,717	9,765	(1,873)	7,892
NFJ Small-Cap Value	4,363,318	934,544	(119,142)	815,402
OCC Core Equity	4,823	257	(126)	131
OCC Renaissance	3,038,119	294,399	(119,449)	174,950
OCC Value	2,002,010	139,376	(54,591)	84,785
PEA Equity Premium Strategy	68,551	3,666	(3,661)	5
PEA Growth	593,292	59,592	(17,875)	41,717
PEA Opportunity	298,528	34,718	(16,075)	18,643
PEA Target	789,751	111,958	(32,726)	79,232

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2006, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	(1)	Long-Term Capital Gain Distributions	Return of Capital

AMM Asset Allocation	$2,055		$2,902	$—
CCM Capital Appreciation	1,218		—	—
CCM Emerging Companies	6,205		45,170	—
CCM Focused Growth	10		—	—
NFJ Dividend Value	39,579		13,722	—
NFJ International Value	731		202	—
NFJ Large-Cap Value	1,913		780	—
NFJ Small-Cap Value	86,585		274,590	—
OCC Core Equity	53		—	—
OCC Renaissance	737		656,509	—
OCC Value	70,950		248,511	—
PEA Equity Premium Strategy	2,432		—	—

(1)	Includes short-term capital gains

66 Allianz Funds Annual Report | 6.30.06

          Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

          The net realized gain from in-kind redemptions in CCM Emerging Companies Fund has been reclassified from accumulated undistributed net capital gains to paid-in-capital to more appropriately conform financial accounting to tax accounting. See Note 6 under Notes to Financial Statements.

9. Affiliated Transactions

The underlying funds of the AMM Asset Allocation Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended June 30, 2006 (amounts in thousands):

Underlying Fund	Market Value 6/30/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2006	Dividend Income	Net Realized Gain (Loss)

CCM Capital Appreciation	$2,103	$4	$—	$(27)	$2,320	$4	$—
CCM Mid-Cap	1,874	—	—	416	2,119	—	—
PIMCO Emerging Markets Bond	866	187	—	92	1,016	52	28
PIMCO Foreign Bond (U.S. Dollar-Hedged)	2,606	757	25	(71)	3,199	89	82
PIMCO High Yield	5,247	1,421	93	46	6,367	415	—
NACM International	33,723	2,132	5,886	11,037	40,970	270	1,564
NFJ Small-Cap Value	6,639	875	75	2,564	7,764	143	533
OCC Renaissance	16,211	4,994	234	1,917	19,235	—	2,816
OCC Value	12,216	3,008	125	2,079	14,336	182	1,624
PEA Growth	1,465	—	—	(526)	1,620	—	—
PEA Opportunity	8,109	595	345	2,912	9,586	—	53
PEA Target	2,243	—	—	(71)	2,487	—	—
RCM Large-Cap Growth	21,010	4,169	1,250	3,115	25,422	79	88
RCM Mid-Cap	15,896	2,697	1,248	4,061	19,101	—	108
PIMCO Short-Term	4,802	1,225	80	(42)	5,915	203	(1)
PIMCO StocksPLUS®	32,777	5,566	458	2,002	39,047	1,002	(20)
Total Return	73,897	23,719	5,120	(3,494)	87,698	3,503	352

Totals	$241,684	$51,349	$14,939	$26,010	$288,202	$5,942	$7,227

          An affiliate may include any company in which a Fund owns 5% or more of company’s outstanding voting securities at any point during the fiscal year. The Funds indicated below had the following transactions in and earnings from investments in affiliated issuers during the year ended June 30, 2006: (amounts in the thousands):

NFJ Small-Cap Value Fund

Issuer Name	Market Value 6/30/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2006	Dividend Income	Net Realized Gain (Loss)

Cato Corp., Class A *	$31,780	$—	$2,085	$19,391	$37,366	$817	$1,045
Handleman Co.	18,442	—	—	(11,145)	9,104	357	—
Iowa Telecommunications Services, Inc.	31,125	2,651	2,252	(768)	31,748	2,867	(111)
Journal Register, Co.	—	39,814	3,118	(15,030)	19,828	135	(1,838)
Landry’s Restaurants, Inc.*	32,046	9,882	49,065	—	—	247	14,924
M/I Homes, Inc. *	34,624	13,358	10,887	(5,132)	23,062	77	(85)

Totals	$148,017	$65,705	$67,407	$(12,684)	$121,108	$4,500	$13,935

          Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2006. Therefore, the cost and market value of these affiliated investments include both acquisitions of new investments and prior year holdings that became affiliated during the current year.

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets

Cato Corp., Class A *	4.60%	$17,976	0.93%
Handleman Co.	5.58%	20,248	0.23%
Iowa Telecommunications Services, Inc.	5.34%	32,516	0.79%
Journal Register, Co.	5.59%	34,859	0.49%
Landry’s Restaurants, Inc.*	—%	—	—%
M/I Homes, Inc. *	2.09%	28,193	0.57%

		$133,792	3.01%

*	Not affiliated at June 30, 2006

6.30.06 | Allianz Funds Annual Report  67

Notes to Financial Statements(cont.)
June 30, 2006

OCC Renaissance Fund

Issuer Name	Market Value 6/30/2005	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2006	Dividend Income	Net Realized Gain

Chemtura Corp. *	$95,815	$—	$82,620	$—	$—	$594	$40,043

*	No longer affiliated issuer as of June 30, 2006

10. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	AMM Asset Allocation Fund				CCM Capital Appreciation Fund				CCM Emerging Companies Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	33	$395	74	$804	7,947	$160,309	2,477	$43,253	7,145	$177,548	9,218	$207,536
Administrative Class	—	—	—	—	11,287	216,347	3,545	60,812	763	18,279	1,164	24,981
Other Classes	7,834	92,316	7,748	83,362	14,493	279,074	10,609	180,873	—	—	—	—
Issued in reinvestment of distributions
Institutional Class	2	22	2	25	26	523	72	1,298	1,809	42,783	2,208	49,646
Administrative Class	—	—	—	—	25	495	69	1,226	200	4,549	208	4,526
Other Classes	344	3,987	270	2,963	4	80	38	648	—	—	—	—
Cost of shares redeemed
Institutional Class	(54)	(635)	(181)	(2,008)	(3,089)	(61,876)	(6,110)	(103,088)	(10,312)	(260,270)	(6,330)	(141,771)
Administrative Class	—	—	—	—	(4,073)	(79,985)	(2,035)	(34,500)	(564)	(13,322)	(1,502)	(32,466)
Other Classes	(5,507)	(64,074)	(5,034)	(54,139)	(9,098)	(172,552)	(5,898)	(96,503)	—	—	—	—

Net increase (decrease) resulting from Fund share transactions	2,652	$32,011	2,879	$31,007	17,522	$342,415	2,767	$54,019	(959)	$(30,433)	4,966	$112,452

	CCM Focused Growth Fund					CCM Mid-Cap Fund				NFJ Dividend Value Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005			Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	312	$2,874	189		$1,394	9,907	$270,339	3,602	$83,787	15,685	$237,045	3,411	$45,591
Administrative Class	—	—	—		—	5,450	148,895	3,763	87,016	592	8,788	34	437
Other Classes	—	—	—		—	12,984	341,617	7,937	182,547	97,317	1,431,609	34,895	459,342
Issued in reinvestment of dividends and distributions
Institutional Class	1	10	—	*	3	—	—	—	—	539	7,913	242	3,240
Administrative Class	—	—	—		—	—	—	—	—	10	146	4	55
Other Classes	—	—	—		—	—	—	—	—	2,266	32,858	635	8,418
Cost of shares redeemed
Institutional Class	(263)	(2,470)	(111)		(809)	(4,177)	(118,392)	(4,484)	(98,265)	(2,341)	(34,904)	(796)	(10,571)
Administrative Class	—	—	—		—	(5,074)	(134,274)	(2,093)	(45,890)	(76)	(1,154)	(49)	(646)
Other Classes	—	—	—		—	(7,820)	(205,875)	(4,476)	(97,669)	(12,318)	(181,126)	(4,402)	(57,306)

Net increase resulting from Fund share transactions	50	$414	78		$588	11,270	$302,310	4,249	$111,526	101,674	$1,501,175	33,974	$448,560

*	A zero balance may reflect actual amounts rounding to less than one thousand.

68 Allianz Funds Annual Report | 6.30.06

	NFJ International Value Fund				NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	196	$3,929	6	$90	1,149	$19,998	289	$4,503	6,800	$218,421	6,226	$182,650
Administrative Class	—	—	—	—	—	—	—	—	8,348	260,662	11,984	342,720
Other Classes	5,724	106,579	90	1,381	3,758	63,379	2,617	40,754	18,929	585,958	23,144	656,083
Issued in reinvestment of dividends and distributions
Institutional Class	1	25	28	412	26	444	17	263	1,603	49,542	707	20,981
Administrative Class	—	—	—	—	—	—	—	—	1,870	56,200	686	19,875
Other Classes	39	716	—	5	105	1,737	37	572	6,452	191,573	4,029	115,396
Cost of shares redeemed
Institutional Class	(204)	(3,526)	(2)	(30)	(127)	(2,149)	(42)	(649)	(3,159)	(100,253)	(1,585)	(46,081)
Administrative Class	—	—	—	—	—	—	—	—	(5,483)	(170,009)	(2,499)	(70,652)
Other Classes	(488)	(9,004)	—	(5)	(1,257)	(21,119)	(338)	(5,151)	(23,221)	(714,397)	(20,456)	(574,194)

Net increase resulting from Fund share transactions	5,268	$98,719	122	$1,853	3,654	$62,290	2,580	$40,292	12,139	$377,697	22,236	$646,778

	OCC Core Equity Fund				OCC Renaissance Fund				OCC Value Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	—	$—	297	$2,970	1,062	$24,925	3,853	$95,793	1,000	$17,144	8,682	$150,984
Administrative Class	—	—	—	—	5,430	131,116	4,778	116,993	925	15,488	3,557	60,930
Other Classes	156	1,695	3	30	13,277	296,373	51,956	1,242,173	11,991	198,123	78,804	1,330,532
Issued in reinvestment of dividends and distributions
Institutional Class	5	52	—	—	529	11,654	—	—	725	11,863	408	7,306
Administrative Class	—	—	—	—	713	15,498	—	—	577	9,271	124	2,180
Other Classes	—*	1	—	—	24,538	502,163	—	—	15,563	243,573	4,237	73,400
Cost of shares redeemed
Institutional Class	—	—	—	—	(5,292)	(125,305)	(10,006)	(248,019)	(3,557)	(61,358)	(12,725)	(222,455)
Administrative Class	—	—	—	—	(8,064)	(188,401)	(4,073)	(99,566)	(3,107)	(52,749)	(2,500)	(42,680)
Other Classes	(4)	(45)	—	—	(109,810)	(2,482,244)	(98,842)	(2,351,059)	(68,709)	(1,141,068)	(77,560)	(1,310,894)

Net increase (decrease) resulting from Fund share transactions	157	$1,703	300	$3,000	(77,617)	$(1,814,211)	(52,334)	$(1,243,685)	(44,592)	$(759,713)	3,027	$49,303

	PEA Equity Premium Strategy Fund				PEA Growth Fund				PEA Opportunity Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	85	$727	99	$780	42	$862	51	$935	305	$6,604	545	$9,670
Administrative Class	2	15	6	45	—	—	—	—	17	358	16	278
Other Classes	1,446	12,118	1,394	10,725	1,232	25,398	1,315	23,807	1,272	29,043	678	12,557
Issued in reinvestment of dividends and distributions
Institutional Class	20	168	9	72	—	—	—	—	—	—	—	—
Administrative Class	2	18	1	7	—	—	—	—	—	—	—	—
Other Classes	238	1,953	53	417	—	—	—	—	—	—	—	—
Cost of shares redeemed
Institutional Class	(368)	(3,065)	(346)	(2,699)	(124)	(2,488)	(111)	(1,974)	(492)	(10,184)	(1,576)	(27,554)
Administrative Class	(33)	(281)	(17)	(132)	—*	(8)	(3)	(50)	(64)	(1,311)	(40)	(701)
Other Classes	(2,782)	(22,756)	(3,232)	(24,646)	(8,612)	(165,189)	(11,495)	(197,846)	(2,824)	(58,962)	(3,626)	(63,675)

Net decrease resulting from Fund share transactions	(1,390)	$(11,103)	(2,033)	$(15,431)	(7,462)	$(141,425)	(10,243)	$(175,128)	(1,786)	$(34,452)	(4,003)	$(69,425)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

6.30.06 | Allianz Funds Annual Report 69

Notes to Financial Statements(cont.)
June 30, 2006

	PEA Target Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	52	$1,055	280	$4,923
Administrative Class	1	17	2	41
Other Classes	1,818	34,305	3,005	48,720
Cost of shares redeemed
Institutional Class	(2,868)	(55,770)	(601)	(10,323)
Administrative Class	(2)	(42)	(10)	(178)
Other Classes	(11,935)	(209,833)	(15,015)	(230,821)

Net decrease resulting from Fund share transactions	(12,934)	$(230,268)	(12,339)	$(187,638)

11. Regulatory and Litigation Matters

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. Allianz Global, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

          Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, other series of the Trust and other affiliated investment companies, the Trust’s sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

          Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz Global, they and their affiliates (including the Trust’s sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz Global and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory or distribution services relating to the Funds.

12. Payments from Affiliates

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

          As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds. OCC Renaissance Fund and PEA Target Fund was reimbursed $5,074,548 ($0.03 per share) and $190,701 ($0.0040 per share), respectively in connection with this matter.

          In a separate matter, during the year ended June 30, 2006, PEA reimbursed the PEA Opportunity Fund $165,257 ($0.01 per share) for realized gains resulting from a trading error.

          During the year ended June 30, 2006, the Adviser reimbursed CCM Mid-Cap Fund, OCC Value Fund and PEA Opportunity Fund, $806,302 ($0.02 per share), $377 and $117,979 ($0.01 per share), respectively. These amounts fully resolve a review of the extent to which these Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

70  Allianz Funds Annual Report | 6.30.06

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the AMM Asset Allocation Fund, CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NFJ Dividend Value Fund, NFJ International Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Core Equity Fund, OCC Renaissance Fund, OCC Value Fund, PEA Equity Premium Strategy Fund, PEA Growth Fund, PEA Opportunity Fund and PEA Target Fund, sixteen of the thirty-two Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 25, 2006

6.30.06 | Allianz Funds Annual Report  71

Shareholder Meeting Results: (unaudited)

I.	CCM Emerging Companies Fund and CCM Mid-Cap Fund held a special meeting of shareholders on August 17, 2005. Shareholders voted and approved:

	VOTED:	A new Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Cadence Capital Management LLC.

Fund	For	Against	Abstain

CCM Emerging Companies Fund	16,212,418	30,507	80,464
CCM Mid-Cap Fund	23,973,630	177,360	252,094

II.	The Trust held a special meeting of shareholders on December 1, 2005 with adjourned sessions held on December 21, 2005, March 6, 2006 and March 8, 2006. Shareholders voted and approved:

A. The following Trustees as members of the Board of Trustees:

	For	Abstain

Gary A. Childress	483,828,462	32,514,256
Theodore J. Coburn	484,249,372	32,110,305
David C. Flattum	484,126,265	32,239,764
W. Bryant Stooks	483,993,547	32,352,890
Gerald M. Thorne	483,988,607	32,361,857
F. Ford Drummond	483,986,124	32,363,891
Udo Frank	483,955,901	32,391,586
James S. MacLeod	484,114,908	32,239,607
Davey S. Scoon	484,043,331	32,312,893
Edward E. Sheridan	484,145,172	32,211,730
James W. Zug	483,828,535	32,504,690

B.	A new Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,445,147	357,046	1,642,539

C.	Amended the fundamental investment restrictions relating to borrowings.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,024,324	611,818	1,808,592
CCM Emerging Companies Fund	11,420,718	275,463	157,312
CCM Focused Growth Fund	266,464	—	—
NFJ International Value Fund	332,152	15,663	31,154
NFJ Large-Cap Value Fund	1,530,326	115,506	153,069
OCC Core Equity Fund	297,000	—	—
OCC Value Fund	55,229,219	5,868,069	9,193,670
PEA Equity Premium Strategy Fund	3,921,576	301,152	841,440

D.	Eliminated the fundamental investment restrictions relating to diversification.

Fund	For	Against	Abstain

CCM Emerging Companies Fund	11,466,938	241,239	145,313
CCM Focused Growth Fund	266,464	—	—
NFJ Large-Cap Value Fund	1,575,113	75,932	147,853
OCC Value Fund	57,501,177	3,926,757	8,846,084
PEA Equity Premium Strategy Fund	3,989,177	232,138	842,852

E.	Amended the fundamental investment restrictions relating to issuance of senior securities.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,072,272	548,023	1,824,632
CCM Emerging Companies Fund	11,437,459	258,067	157,964
CCM Focused Growth Fund	266,464	—	—
NFJ International Value Fund	338,310	15,638	25,020
NFJ Large-Cap Value Fund	1,563,602	82,253	153,044
OCC Core Equity Fund	297,000	—	—
OCC Value Fund	56,210,870	4,828,181	9,251,783
PEA Equity Premium Strategy Fund	3,920,594	257,676	885,901

F.	Amended the fundamental investment restrictions relating to making loans.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,062,042	583,419	1,799,466
CCM Emerging Companies Fund	11,320,028	380,418	153,047
CCM Focused Growth Fund	266,464	—	—
NFJ International Value Fund	338,006	15,943	25,020
NFJ Large-Cap Value Fund	1,545,001	104,219	149,680
OCC Value Fund	55,218,784	5,893,451	9,175,878
PEA Equity Premium Strategy	3,901,376	296,896	865,896

G.	Amended the fundamental investment restrictions relating to investments in commodities.

Fund	For	Against	Abstain

AMM Asset Allocation Fund	9,032,770	619,164	1,791,271
CCM Emerging Companies Fund	11,474,692	232,126	146,673
CCM Focused Growth Fund	266,464	—	—
NFJ International Value Fund	334,679	13,135	31,154
NFJ Large-Cap Value Fund	1,549,796	98,303	150,801
OCC Value Fund	55,510,155	5,635,225	9,145,570
PEA Equity Premium Strategy Fund	3,890,118	330,521	843,017

72 Allianz Funds Annual Report | 6.30.06

H.	Eliminated the fundamental investment restrictions relating to purchasing securities on margin.

Fund	For	Against	Abstain

CCM Emerging Companies Fund	11,254,163	452,308	147,019
CCM Focused Growth Fund	266,464	—	—
NFJ International Value Fund	313,138	31,979	33,853
NFJ Large-Cap Value Fund	1,504,294	127,412	167,194
PEA Equity Premium Strategy Fund	3,813,535	371,378	879,260

6.30.06 | Allianz Funds Annual Report 73

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2006) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

          Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2006 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

AMM Asset Allocation	100%
CCM Capital Appreciation	100%
CCM Emerging Companies	10%
CCM Focused Growth	100%
NFJ Dividend Value	70%
NFJ International Value	37%
NFJ Large-Cap Value	69%
NFJ Small-Cap Value	76%
OCC Core Equity	33%
OCC Renaissance	65%
OCC Value	46%
PEA Equity Premium Strategy	100%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

AMM Asset Allocation	100%
CCM Capital Appreciation	100%
CCM Emerging Companies	10%
CCM Focused Growth	100%
NFJ Dividend Value	74%
NFJ Large-Cap Value	69%
NFJ Small-Cap Value	84%
OCC Core Equity	29%
OCC Renaissance	67%
OCC Value	45%
PEA Equity Premium Strategy	100%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2007, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2006.

74 Allianz Funds Annual Report | 6.30.06

Foreign Tax Credit. The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2006 are as follows:

	NFJ International Value
Country	Gross Foreign Dividends	Foreign Tax

Belgium	$0.01939	$0.00291
Bermuda	0.06213	—
Brazil	0.10184	0.00702
Canada	0.04650	0.00703
China	0.08420	—
Hong Kong	0.00093	—
Ireland	0.00289	—
Japan	0.01131	0.00086
South Korea	0.04822	0.00814
Mexico	0.04807	—
Netherlands	0.06685	0.00467
Norway	0.01952	0.00294
Peru	0.00356	0.00015
South Africa	0.00434	—
Sweden	0.03801	0.00576

	$0.55776	$0.03948

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

6.30.06 | Allianz Funds Annual Report 75

Trustees and Executive Officers of Allianz Funds (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust*

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

David C. Flattum 8/27/64 Trustee	09/2004 to present	Managing Director, Chief Operating Officer and U.S. General Counsel, Allianz Global Investors of America L.P.	54

Member of Board of Directors of Allianz Global Investors Management U.S. Equities LLC, Allianz Global Investors of America Holdings, Inc. and Oppenheimer Group, Inc. and Member of Management Board of Allianz Global Investors Fund Management LLC.

Udo Frank 5/6/59 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. (Formerly, Chief Executive Officer – Equities, Allianz Global Investors)	32	Member of Management Board of Allianz Global Investors Fund Management LLC.

Independent Trustees

Gary A. Childress 2/28/34 Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None
Theodore J. Coburn 7/8/53 Trustee	06/2002 to present	President of Coburn Capital Group, member of Triton Realty Partners and Executive Vice President of the Edison Schools, Inc. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.
F. Ford Drummond 10/22/62 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI – Health Plans.	32	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.
James S. MacLeod 11/21/47 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	32	Director of Sykes Enterprises, Inc.; Director of CoastalSouth Bankshares, Inc.; Trustee of University of Tampa; and Trustee of Hilton Head Prep.
Davey S. Scoon 12/14/46 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial – U.S.	32	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc.
Edward E. Sheridan 9/19/54 Trustee	01/2006 to present	Formerly Managing Director, Head of Global Institutional Sales – Debt and Equity for Merrill Lynch.	32	None
W. Bryant Stooks 9/10/40 Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	Member of Board of Trustees of The Steele Foundation.
Gerald M. Thorne 5/12/38 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	32	None
James W. Zug 7/22/40 Trustee	01/2006 to present	Formerly Partner with PricewaterhouseCoopers LLP.	32	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated

*      Trustees serve until their successors are duly elected and qualified.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 19, 2006, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

76  Allianz Funds Annual Report | 6.30.06

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/58 President and Chief Executive Officer	12/2004 to present

Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. 7/14/42 Vice President and Secretary	1/1997 to present

General Counsel and Secretary, Allianz Global Investors Distributors LLC (“AGID”) (Formerly, Managing Director, AGID); Executive Vice President, Allianz Global Investors of America L.P.; Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds.

Andrew J. Meyers 1/25/61 Vice President	12/2004 to present

Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/64 Treasurer and Principal Financial and Accounting Officer	6/2005 to present

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 Funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer, Allianz Funds; Trustee of 8 Funds in the Fund Complex.

Richard H. Kirk 4/6/61 Assistant Secretary	12/2004 to present

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

Lawrence G. Altadonna 3/10/66 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 32 Funds in the Fund Complex; Assistant Treasurer, Allianz Funds.
Youse Guia 9/3/72 Chief Compliance Officer	9/2004 to present

Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 65 Funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are elected annually by the Board of Trustees.

6.30.06 | Allianz Funds Annual Report  77

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	Cadence Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, PEA Capital LLC, RCM Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest (“BFDS”), 330 W. 9th Street, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ800AR_15586

Allianz Funds
Annual Report
JUNE 30, 2006

NACM Stock Funds

Share Classes		GROWTH STOCK FUND	GLOBAL STOCK FUND
Ins	Institutional	NACM Growth Fund	NACM Global Fund

Adm	Administrative
		VALUE STOCK FUND NACM Flex-Cap Value Fund	INTERNATIONAL STOCK FUND NACM International Fund

REGIONAL STOCK FUND NACM Pacific Rim Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

Contents

	Letter to Shareholders	3

	Important Information About the Funds	4–5

	Fund Summaries	6–10

	Schedules of Investments	11–16

Fund	Fund Summary	Schedule of Investments

NACM Flex-Cap Value Fund	6	11

NACM Global Fund	7	12

NACM Growth Fund	8	13

NACM International Fund	9	14

NACM Pacific Rim Fund	10	16

2  NACM Funds Annual Report | 06.30.06

Letter to Shareholders

Dear Shareholder:
We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2006.

The past 12 months proved to be a positive time for stocks, as strong corporate earnings growth helped propel equity markets the world over. Ongoing U.S. dollar weakness created a favorable backdrop for international stocks, which continued to outshine their U.S. counterparts. The MSCI All Country World Index ex USA climbed 28.40% during the period, while the S&P 500 Index posted a respectable 8.62% gain.

From a sector perspective, rising commodity prices continued to propel energy and materials stocks, which were among the best performing areas globally. Within the U.S., many of the same market segments that have performed well since the bear market ended in 2002 continued to find favor with investors. Value stocks once again dominated growth, with the Russell 1000 Value Index returning 12.09% compared to 6.12% for the Russell 1000 Growth Index. Smaller-capitalization stocks fared particularly well, as evidenced by a 14.56% rise in the Russell 2000 Index.

For more details about each fund’s performance in this environment, we encourage you to read the commentaries inside. Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

On behalf of all of us at Allianz Global Investors, thank you for allowing us to serve your investment needs. We look forward to continuing to do so in the future.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2006

NACM Funds Annual Report | 06.30.06  3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the NACM International Fund is the Institutional class, and the Administrative shares were first offered on 1/06. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4  NACM Funds Annual Report | 06.30.06

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 01/01/06 to 06/30/06.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902, www.allianzinvestors.com, 1-800-498-5413.

NACM Funds Annual Report | 06.30.06  5

A V A L U E S T O C K F U N D	Ticker	Symbols:
	Instl:	PNFIX
NACM Flex-Cap Value Fund	Admin:	PNCAX
(Unaudited)

¢

NACM Flex-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

¢

The Fund’s Institutional Class Shares gained 15.13% for the year ended June 30, 2006. This result outperformed the Fund’s benchmark, the Russell 3000 Value Index, which rose 12.33% over the same time period.

¢

U.S. equities advanced during the year, as losses from the second quarter of 2006 were unable to offset gains from the prior nine months. Value stocks (as measured by the Russell 3000 Value Index) increased 12.33% outperforming growth stocks (Russell 3000 Growth Index), which rose 6.84%. While small-, mid- and large-cap value equities all posted double-digit gains, the small-cap value segment turned in the best results, rising 14.60% (Russell 2000 Value Index).

¢

The Fund’s outperformance was driven by stock selection, which was positive in most sectors of investment and particularly strong in energy and financials. Top-performing positions included Valero Energy, an oil refiner, and Goldman Sachs Group, an investment banking, trading and asset management firm. Valero Energy benefited from robust global demand for transportation fuel and limited spare capacity in the refining industry. Goldman Sachs Group delivered strong operating results across its lines of business.

¢

Stock selection among telecommunication services and materials companies unfavorably impacted relative performance. Dow Chemical, a chemical and plastics manufacturer, was one of the largest detractors to Fund performance. The company experienced declining volumes and higher raw materials costs.

Total Return For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Flex-Cap Value Fund Institutional Class	15.13%	—	—	19.73%
NACM Flex-Cap Value Fund Administrative Class	14.90%	—	—	19.43%
Russell 3000 Value Index	12.33%	—	—	14.72%
Lipper Multi-Cap Value Fund Average	10.24%	—	—	13.35%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Shares	Admin. Shares	Inst. Shares	Admin Shares

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,059.60	$1,058.00	$1,020.23	$1,018.99
Expenses Paid During Period	$4.70	$5.97	$4.61	$5.86

For each class of the Fund, expenses are equal to the expense ratio for the class (0.92% for Institutional Class, 1.17% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Financial Services	33.5%
Energy	12.1%
Technology	8.7%
Telecommunications	7.6%
Capital Goods	6.8%
Consumer Services	4.1%
Consumer Discretionary	3.9%
Healthcare	3.8%
Other	2.2%
Cash & Equivalents — Net	17.3%

*         % of net assets as of June 30, 2006

6  NACM Funds Annual Report | 06.30.06

A G L O B A L S T O C K F U N D	Ticker	Symbols:
	Instl:	NGBIX
NACM Global Fund	Admin:	NGAAX
(Unaudited)

¢

NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

¢	The Fund’s Institutional Class Shares gained 18.29% for the year ended June 30, 2006. The Fund’s benchmark, the MSCI All Country World Index, returned 18.59% over the same time period.

¢

During the year, equity prices climbed substantially higher in markets worldwide, buoyed by a generally strong economic and earnings environment. Stocks in emerging countries (as measured by the MSCI Emerging Markets Index) generated the best returns, rising 35.91%. Equities in non-U.S. developed markets (MSCI EAFE Index) gained 27.08%, and U.S. stocks (S&P 500 Index) advanced 8.62%.

¢

Stock selection in China, the United States and the information technology sector favorably impacted the Fund’s relative performance. Top-performing positions included Foxconn International, an assembler of mobile handsets based in China, and Freescale Semiconductor, a U.S. manufacturer of integrated circuits. Foxconn benefited from increased demand for wireless services in emerging countries. Freescale continued to improve its overall profitability and generate free cash flow.

¢

Stock selection in France, Brazil and the consumer staples and consumer discretionary sectors negatively affected results versus the benchmark. The biggest detractor from Fund performance was U.S. apparel manufacturer Quiksilver. The stock was weak due to uncertainty surrounding the impact of a recent acquisition on the company’s earnings.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Global Fund Institutional Class	18.29%	—	—	20.28%
NACM Global Fund Administrative Class	17.94%	—	—	19.98%
MSCI All Country World Index	18.59%	—	—	15.83%
Lipper Global Multi-Cap Growth Fund Average	17.66%	—	—	15.58%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,047.80	$1,046.40	$1,018.74	$1,018.25
Expenses Paid During Period	$6.19	$6.70	$6.11	$6.61

For each class of the Fund, expenses are equal to the expense ratio for the class (1.22% for Institutional Class, 1.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Country Allocation as of 06/30/06*

United States	36.2%
Japan	12.6%
Switzerland	10.1%
France	6.2%
Italy	4.8%
Hong Kong	4.6%
United Kingdom	4.1%
South Korea	3.4%
Germany	3.1%
Other	13.0%
Cash & Equivalents — Net	1.9%

*         % of net assets as of June 30, 2006

NACM Funds Annual Report | 06.30.06  7

A G R O W T H S T O C K F U N D	Ticker	Symbols:
	Instl:	NGFIX
NACM Growth Fund	Admin:	NGFAX
(Unaudited)

¢

NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

¢

The Fund’s Institutional Class Shares gained 9.81% for the year ended June 30, 2006. This result outperformed the Fund’s benchmark, the Russell 1000 Growth Index, which rose 6.12% over the same time period.

¢

Despite a weak second quarter of 2006, the broad U.S. stock market registered a solid gain during the one-year period against a favorable economic and earnings backdrop. Large-cap growth stocks (as measured by the Russell 1000 Growth Index) trailed large-cap value stocks (Russell 1000 Value Index), advancing 6.12% and 12.09%, respectively.

¢

Stock selection contributed to the Fund’s outperformance and was particularly strong in the consumer staples, health care and information technology sectors. Agricultural processor Archer Daniels Midland was the top contributor to Fund performance, helped by strong demand for the corn-based ethanol it produces. The Fund’s sector allocations also added value, including an overweight in energy stocks. Energy was the best-performing sector in the large-cap growth market amid an approximately 30% surge in oil prices.

¢

While the Fund outperformed the benchmark, there were pockets of relative weakness, such as stock selection in industrials. A notable detractor was Cendant, a provider of travel and real estate services that suffered from problems in its travel distribution business and a slower real estate market.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (07/19/02)

NACM Growth Fund Institutional Class	9.81%	—	—	10.13%
NACM Growth Fund Administrative Class	9.56%	—	—	9.85%
Russell 1000 Growth Index	6.12%	—	—	8.69%
Lipper Large-Cap Growth Fund Average	5.43%	—	—	7.89%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,038.00	$1,035.90	$1,020.98	$1,019.74
Expenses Paid During Period	$3.89	$5.15	$3.86	$5.11

For each class of the Fund, expenses are equal to the expense ratio for the class (0.77% for Institutional Class, 1.02% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	27.0%
Consumer Discretionary	15.3%
Healthcare	14.9%
Capital Goods	7.1%
Consumer Staples	6.7%
Consumer Services	5.4%
Energy	4.4%
Financial Services	4.4%
Materials & Processing	4.1%
Other	9.7%
Cash & Equivalents — Net	1.0%

*         % of net assets as of June 30, 2006

8  NACM Funds Annual Report | 06.30.06

A N I N T E R N A T I O N A L S T O C K F U N D	Ticker Symbols:
Instl: NAISX
NACM International Fund (Unaudited)	Admin: ANCAX

¢

NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

¢	The Fund’s Institutional Class Shares gained 39.76% for the year ended June 30, 2006. This result outperformed the MSCI EAFE Index, which rose 27.08% over the same time period.

¢

Equities in developed countries outside the United States posted impressive results during the year, with the majority of gains realized in the first nine months of the period. Stocks in the Pacific region (as measured by the MSCI Pacific Index) advanced 31.31%, outpacing markets in Europe (MSCI Europe Index), which rose 25.33%.

¢

Stock selection was the key to the Fund’s outperformance of the benchmark. Stock selection was especially strong in Japan and the industrials and materials sectors. Top-performing positions included Sumitomo Metal Industries, a Japanese manufacturer of steel products, and Vallourec, a French producer of steel tubing. Both stocks benefited from increased global demand for steel and value-added steel products. Ibiden, a Japanese manufacturer of electronic parts, ceramic products and building materials, was another top contributor. The company experienced strong earnings growth in its diesel particulate filter (DPF) business.

¢

Despite the Fund’s strong performance versus the benchmark, there were a few areas of relative weakness. For example, stock selection in Hong Kong and the health care and consumer discretionary sectors was modestly unfavorable. One of the worst-performing holdings was Orient Overseas International, a transportation and logistics company based in Hong Kong. The stock fell due to a deteriorating outlook for the global shipping industry.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (05/07/01)

NACM International Fund Institutional Class	39.76%	16.20%	—	14.62%
NACM International Fund Administrative Class	39.39%	15.11%	—	13.53%
MSCI EAFE Index	27.08%	10.45%	—	8.48%
Lipper International Multi-Cap Core Fund Average	26.31%	9.38%	—	7.81%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

†         The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Annual Fund Operating Expenses Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Shares	Admin. Shares	Inst. Shares	Admin. Shares

Beginning Account Value (01/01/06**)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,142.20	$1,140.60	$1,019.44	$1,018.25
Expenses Paid During Period	$5.74	$7.01	$5.41	$6.61

For each class of the Fund, expenses are equal to the expense ratio for the class (1.08% for Institutional Class, 1.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for the Institutional Shares and 171/365 (to reflect the period since the Administrative Shares commenced operation on 01/10/06) for the Administrative Shares. ** Administrative shares have a Beginning Account Value date of 01/10/06.

Change in Value   For periods ended 06/30/06

Country Allocation   as of 06/30/06*

Japan	24.7%
United Kingdom	20.9%
France	10.7%
Belgium	4.9%
Australia	4.8%
Netherlands	4.3%
Italy	4.1%
Spain	4.0%
Other	19.7%
Cash & Equivalents — Net	1.9%

* % of net assets as of June 30, 2006

NACM Funds Annual Report | 06.30.06  9

A R E G I O N A L S T O C K F U N D	Ticker Symbols:
Instl: NAPRX
NACM Pacific Rim Fund (Unaudited)

¢

NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

¢

The Fund’s Institutional Class Shares gained 47.18% for the year ended June 30, 2006. This result outperformed the Fund’s benchmark, the MSCI Pacific Index, which rose 31.31% over the same time period.

¢

Equities in developed Pacific Rim countries posted significant gains during the year. Japan (as measured by the MSCI Japan Index) was the best-performing market, rising 35.96%. New Zealand (MSCI New Zealand Index) was the worst performer, declining -9.10%.

¢

Strong stock selection drove the Fund’s outperformance of the benchmark, although country and sector allocations were also favorable. Stock selection in Japan, China and the financials and materials sectors added the most value, with Japanese banks Mitsubishi UFJ Financial Group and Mizuho Financial Group among the best-performing positions. Both stocks benefited from improving fundamental trends in the Japanese banking sector, such as higher loan growth and lower credit costs. Celestial NutriFoods, a Chinese producer of soybean-based food products, was another top contributor due to China’s booming economy and a stable decline in the price of major agricultural products.

¢

Pockets of relative weakness included stock selection in Taiwan and the consumer discretionary sector. Nanya Technology, a Taiwanese semiconductor manufacturer, was a large detractor in the Fund. The stock was hurt by lower prices of dynamic random access memory (DRAM) chips.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/97)

NACM Pacific Rim Fund Institutional Class	47.18%	15.41%	—	14.86%
MSCI Pacific Index	31.31%	9.36%	—	6.70%
Lipper Pacific Region Fund Average	34.43%	12.55%	—	8.45%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Inst. Shares	Inst. Shares

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,055.40	$1,017.95
Expenses Paid During Period	$7.03	$6.90

Expenses are equal to the expense ratio of 1.38% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Country Allocation   as of 06/30/06*

Japan	56.4%
Australia	10.1%
Indonesia	6.5%
Hong Kong	5.3%
Singapore	4.5%
South Korea	4.0%
China	3.1%
Malaysia	2.8%
Other	5.3%
Cash & Equivalents — Net	2.0%

* % of net assets as of June 30, 2006

10  NACM Funds Annual Report | 06.30.06

Schedule of Investments
NACM Flex-Cap Value Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—91.0%

Aerospace—0.6%
AAR Corp. (a)	13,900	$309

Capital Goods—6.8%
3M Co.	15,700	1,268
ESCO Technologies, Inc. (a)	8,600	459
General Electric Co.	29,300	966
Textron, Inc.	7,700	710

		3,403

Commercial Products—2.0%
Healthspring, Inc. (a)	53,900	1,011

Consumer Discretionary—3.9%
Charming Shoppes (a)	35,500	399
Federated Department Stores, Inc.	19,000	695
Finlay Enterprises, Inc. (a)	10,700	91
Newell Rubbermaid, Inc.	28,200	729

		1,914

Consumer Services—4.1%
Comcast Corp., Class A (a)(b)	49,900	1,634
Energy Coal Resources, Inc. (c)(f)	26,000	418

		2,052

Consumer Staples—2.8%
Altria Group, Inc.	9,300	683
PepsiCo, Inc.	11,400	684

		1,367

Energy—12.1%
ChevronTexaco Corp.	15,000	931
ConocoPhillips	22,700	1,487
Exxon Mobil Corp.	31,900	1,957
Marathon Oil Corp.	9,300	775
Valero Energy Corp.	12,900	858

		6,008

Financial Services—33.5%
American Express Co.	16,900	900
American Home Mortgage Investment Corp., (REIT) (b)	15,200	560
American International Group, Inc.	15,700	927
Bank of America Corp.	29,398	1,414
Bank of New York Co., Inc.	21,800	702
Citigroup, Inc.	39,700	1,915
City National Corp.	6,300	410
Countrywide Financial Corp.	38,000	1,447
Goldman Sachs Group, Inc.	8,200	1,234
Home Bancshares, Inc. (a)	11,200	254
JER Investors Trust, Inc., (REIT) (c)	4,900	76
JP Morgan Chase & Co.	17,400	731
Morgan Stanley	8,600	544
North Fork Bancorp., Inc.	27,800	839
TD Ameritrade Holding Corp.	27,300	404
U.S. Bancorp	20,700	639
Washington Mutual, Inc. (b)	39,500	1,800
Wells Fargo & Co.	28,000	1,878

		16,674

Healthcare—3.8%
Pfizer, Inc.	47,000	1,103
WellPoint, Inc. (a)	11,100	808

		1,911

	Shares	Value (000s)

Materials & Processing—3.5%
Alcan, Inc.	15,900	$746
Dow Chemical Co.	14,600	570
Smurfit-Stone Containers Corp. (a)	37,600	411

		1,727

Technology—8.7%
3Com Corp. (a)	115,000	589
Freescale Semi-conductor, Inc., Class B (a)	40,500	1,191
International Business Machines Corp.	11,500	884
Lexmark International, Inc. (a)	15,300	854
Microsoft Corp.	34,300	799

		4,317

Telecommunications—7.6%
Alcatel S.A. ADR (a)	61,700	778
AT&T, Inc.	48,600	1,356
Corning, Inc. (a)	33,700	815
Verizon Communications, Inc.	24,600	824

		3,773

Utilities—1.6%
Duke Energy Corp.	7,800	229
NRG Energy, Inc. (a)	11,200	540

		769

Total Common Stock (cost—$41,960)		45,235

EXCHANGE-TRADED FUNDS—3.5%
iShares Russell 1000 Value Index Fund (b) (cost—$1,600)	23,900	1,747

SHORT-TERM INVESTMENTS—17.3%

Collateral Invested for Securities on Loan (d)—9.7%
Allianz Dresdner Daily Asset Fund (e)	4,818,703	4,819

	Principal
	Amount
	(000s)

Repurchase Agreement—7.6%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $3,765; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $3,838 including accrued interest (cost—$3,763)	$3,763	3,763

Total Short-Term Investments (cost—$8,582)		8,582

Total Investments (cost—$52,142)—111.8%		55,564

Liabilities in excess of other assets—(11.8)%		(5,844)

Net Assets—100.0%		$49,720

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $4,706; cash collateral of $4,818 was received with which the Fund purchased short-term investments.

(c) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(d) Security purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Illiquid security.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements | 6.30.06 | NACM Funds Annual Report  11

Schedule of Investments
NACM Global Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.3%

Bermuda—1.0%
Jardine Matheson Holdings Ltd.	19,600	$344

Brazil—0.5%
Vivo Participacoes S.A. ADR	67,500	166

China—0.7%
Bio-Treat Technology Ltd.	375,000	254

Finland—0.6%
M-real OYJ	42,700	211

France—6.2%
Alcatel S.A. ADR (a)	18,600	234
AXA S.A.	15,348	497
Pinault-Printemps-Redoute S.A.	3,124	398
Sanofi-Aventis	7,374	718
Veolia Environnement	7,841	405

		2,252

Germany—3.1%
Commerzbank AG	12,407	450
Henkel KGaA	3,388	352
Schwarz Pharma AG	3,500	313

		1,115

Greece—1.3%
OPAP S.A.	13,330	485

Hong Kong—4.6%
Cheung Kong Ltd.	47,000	510
Hutchison Telecommunications International Ltd. (a)	218,000	356
Melco International Development	156,000	393
New World Development	168,000	275
Shanghai Real Estate Ltd.	766,000	141

		1,675

Indonesia—0.6%
PT Indosat Tbk.	288,500	230

Ireland—2.4%
C&C Group PLC	49,210	427
CRH PLC	12,977	423

		850

Italy—4.8%
Luxottica Group SpA	18,556	503
Mediaset SpA	30,091	355
Sanpaolo IMI SpA	26,864	475
UniCredito Italiano SpA	52,819	413

		1,746

Japan—12.6%
Aichi Corp.	22,100	207
Calsonic Kansei Corp.	41,000	262
Chugai Pharmaceutical Co., Ltd.	13,600	278
Gigas K’s Denki Corp.	7,560	192
Hisamitsu Pharmaceutical Co., Inc.	13,100	401
Hokuhoku Financial Group, Inc.	65,000	271
Japan Tobacco, Inc.	112	409
JSR Corp.	10,200	258
NGK Spark Plug Co., Ltd.	14,000	282
Nisshinbo Industries, Inc.	25,000	273
Nitori Co., Ltd.	4,800	234
Sumco Corp.	4,800	274
Sumitomo Mitsui Financial Group, Inc.	50	529
Takeuchi Manufacturing Co., Ltd.	5,300	238

		Value
	Shares	(000s)

Teijin Ltd.	33,000	$210
Tokyo Electron Ltd.	3,200	224

		4,542

Malaysia—0.9%
Bumiputra Commerce Holdings Bhd.	208,800	338

Netherlands—2.3%
ASML Holding NV (a)	17,572	355
Royal Numico NV	10,159	456

		811

South Korea—3.4%
Hynix Semi-conductor, Inc. (a)	7,810	252
Kookmin Bank ADR	5,600	465
Samsung Electronics Co., Ltd.	794	504

		1,221

Sweden—1.2%
Assa Abloy AB	25,200	424

Switzerland—10.1%
Adecco S.A.	7,389	436
Nestle S.A.	1,367	429
Novartis AG	8,018	433
Panalpina Welttransport zHolding AG	3,574	333
Roche Holdings AG	4,348	717
Straumann Holding AG	1,524	389
UBS AG	5,828	638
Ypsomed Holding AG (a)	2,163	261

		3,636

Taiwan—0.7%
United Microelectronics Corp. ADR	77,800	242

United Kingdom—4.1%
ARM Holdings PLC	239,959	501
Bodycote International	43,323	203
HSBC Holdings PLC	43,043	758

		1,462

United States—36.2%
Affiliated Managers Group, Inc. (a)	5,000	434
American International Group, Inc.	10,600	626
Ansys, Inc. (a)	7,600	363
Boeing Co.	7,300	598
Capital One Financial Corp.	6,000	513
Celgene Corp. (a)	4,900	232
Central Garden and Pet Co. (a)	6,500	280
ConocoPhillips	7,700	505
Corning, Inc. (a)	12,700	307
Federated Department Stores, Inc.	15,200	556
Freescale Semi-conductor, Inc., Class B (a)	19,528	574
Humana, Inc. (a)	7,100	381
ITT Corp.	6,600	327
JLG Industries, Inc.	10,400	234
JP Morgan Chase & Co.	6,800	286
Lexmark International, Inc. (a)	4,900	274
Marathon Oil Corp.	5,800	483
Microsoft Corp.	19,000	443
Morgan Stanley	7,700	487
Mylan Laboratories, Inc.	14,000	280
Occidental Petroleum Corp.	4,000	410
Praxair, Inc.	7,400	400
Quiksilver, Inc. (a)	31,900	389
Raytheon Co.	10,000	446

		Value
	Shares	(000s)

TD Ameritrade Holding Corp.	19,800	$293
Tim Hortons, Inc. (a)	11,800	304
Transocean, Inc. (a)	5,300	426
United Technologies Corp.	7,200	457
Valero Energy Corp.	7,100	472
Warnaco Group, Inc. (a)	15,500	289
WESCO International, Inc. (a)	4,600	317
XTO Energy, Inc.	6,800	301
Yahoo!, Inc. (a)	10,800	356

		13,043

Total Common Stock (cost—$33,925)		35,047

WARRANTS (a)—0.8%
	Units

Bahamas—0.8%
Yageo Corp., Expires 9/15/06 (cost—$285)	764,000	264

	Principal
	Amount (000s)

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $797; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $818 including accrued interest (cost—$797)	$797	797

Total Investments (cost—$35,007) (b)—100.3%		36,108

Liabilities in excess of other assets—(0.3)%		(97)

Net Assets—100.0%		$36,011

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Securities with an aggregate value of $20,897, which represents 58.03% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

12  NACM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
NACM Growth Fund
June 30, 2006

		Value
	Shares	(000s)

COMMON STOCK—97.1%

Aerospace—3.7%
Boeing Co.	600	$49
Lockheed Martin Corp.	700	50
Raytheon Co.	1,100	49

		148

Capital Goods—7.1%
General Electric Co.	5,200	171
Illinois Tool Works, Inc.	1,300	62
Parker Hannifin Corp.	700	54

		287

Consumer Discretionary—15.3%
AMR Corp. (a)	900	23
AnnTaylor Stores Corp. (a)	1,500	65
Claire’s Stores, Inc.	1,700	43
Dollar Tree Stores, Inc. (a)	1,900	50
Federated Department Stores, Inc.	1,400	51
Gap, Inc.	3,100	54
International Game Technology	1,200	46
J.C. Penney Co., Inc.	900	61
Mattel, Inc.	2,800	46
McDonald’s Corp.	1,200	40
Newell Rubbermaid, Inc.	1,100	29
Staples, Inc.	2,000	49
Wal-Mart Stores, Inc.	1,200	58

		615

Consumer Services—5.4%
Corporate Executive Board Co.	400	40
Manpower, Inc.	800	52
McKesson Corp.	1,300	61
Walt Disney Co.	2,100	63

		216

Consumer Staples—6.7%
Altria Group, Inc.	500	36
Anheuser-Busch Cos., Inc.	900	41
Archer-Daniels-Midland Co.	700	29
Coca-Cola Co.	1,900	82
General Mills, Inc.	1,100	57
Procter & Gamble Co.	390	22

		267

Energy—4.4%
ConocoPhillips	500	33
Devon Energy Corp.	800	48
Diamond Offshore Drilling, Inc.	500	42
Helmerich & Payne, Inc.	500	30
Transocean, Inc. (a)	300	24

		177

Financial Services—4.4%
American International Group, Inc.	300	18
Chubb Corp.	800	40
Cigna Corp.	300	29
Goldman Sachs Group, Inc.	400	60
Legg Mason, Inc.	300	30

		177

Healthcare—14.9%
Abbott Laboratories	1,600	70
Aetna, Inc.	700	28
Baxter International, Inc.	1,700	63
Biogen Idec, Inc. (a)	1,100	51
Cardinal Health, Inc.	500	32
Celgene Corp. (a)	1,100	52
Johnson & Johnson	2,700	162
Manor Care, Inc.	1,200	56
UnitedHealth Group, Inc.	1,900	85

		599

		Value
	Shares	(000s)

Materials & Processing—4.1%
Martin Marietta Materials, Inc.	700	$64
Nucor Corp.	1,100	60
Phelps Dodge Corp.	500	41

		165

Multi-Media—0.5%
CBS Corp.	800	22

Technology—27.0%
Agilent Technologies, Inc. (a)	1,300	41
BEA Systems, Inc. (a)	4,100	54
Cisco Systems, Inc. (a)	5,700	111
Electronic Data Systems Corp.	1,500	36
Emerson Electric Co.	300	25
Google, Inc., Class A (a)	100	42
Hewlett-Packard Co.	1,600	51
IMS Health, Inc.	1,600	43
International Business Machines Corp.	1,300	100
Intersil Corp.	1,700	40
LSI Logic Corp. (a)	2,400	21
Micron Technology, Inc. (a)	4,000	60
Microsoft Corp.	7,500	175
Motorola, Inc.	2,500	50
Oracle Corp. (a)	5,700	83
QUALCOMM, Inc.	900	36
Sun Microsystems, Inc. (a)	8,900	37
Texas Instruments, Inc.	1,100	33
Thomas & Betts Corp. (a)	900	46

		1,084

Transportation—3.6%
CSX Corp.	900	64
United Parcel Service, Inc., Class B	1,000	82

		146

Total Common Stock (cost—$3,766)		3,903

EXCHANGE-TRADED FUND—2.0%
SPDR Trust Series 1 (cost—$78)	627	80

	Principal
	Amount (000s)

Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $110; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $114 including accrued interest (cost—$110)	$110	110

Total Investments (cost—$3,954)—101.8%		4,093

Liabilities in excess of other assets—(1.8)%		(71)

Net Assets—100.0%		$4,022

Notes to Schedule of Investments

(a) Non-income producing.

See accompanying Notes to Financial Statements | 6.30.06 | NACM Funds Annual Report  13

Schedule of Investments
NACM International Fund
June 30, 2006

		Value
	Shares	(000s)

COMMON STOCK—98.1%

Australia—4.8%
BHP Billiton Ltd. (b)	161,300	$3,489
Macquarie Airports, UNIT (b)	1,920,300	4,378
Oxiana Ltd. (b)	2,104,200	4,969
Rio Tinto Ltd. (b)	37,000	2,141
Zinifex Australia Ltd. (b)	318,700	2,390

		17,367

Austria—0.8%
IMMOFINANZ Immobilien Anlagen AG (a)	117,400	1,304
Voestalpine AG	10,000	1,517

		2,821

Belgium—4.9%
Fortis NV, UNIT,
Class A	65,200	2,223
Class B	254,000	8,648
KBC Groep NV	63,300	6,794

		17,665

Bermuda—0.5%
Esprit Holdings Ltd.	207,000	1,695

China—1.1%
Foxconn International Holdings Ltd. (a)	1,812,000	3,871

Denmark—0.4%
Danske Bank A/S	36,300	1,379

Finland—3.9%
Kesko Oyj	118,500	4,548
Nokia Oyj	166,600	3,377
Rautaruukki Oyj	209,800	6,317

		14,242

France—10.7%
Bacou Dalloz	7,700	917
BNP Paribas	65,650	6,278
Capgemini S.A.	20,500	1,169
Companie Generale de Geophysique S.A. (a)	3,400	583
Credit Agricole S.A.	88,800	3,370
Groupe Steria SCA	13,800	727
Peugeot S.A.	85,000	5,279
Renault S.A.	23,900	2,565
Sanofi-Aventis (b)	86,200	8,399
Societe Generale	36,811	5,405
Total S.A.	28,392	1,865
Vallourec (b)	1,100	1,324
Vivendi Universal S.A.	19,700	688

		38,569

Germany—2.2%
Continental AG	10,200	1,041
Deutsche Bank AG	9,800	1,101
Hannover Rueckversicherung AG (a)	57,500	2,010
Volkswagen AG	52,800	3,696

		7,848

Greece—0.2%
Aluminum of Greece S.A.I.C.	39,900	839

Hong Kong—2.0%
China Travel International Investment Hong Kong Ltd.	3,564,000	860
Citic Pacific Ltd.	445,000	1,313
Hopewell Holdings Ltd.	219,000	615
Sino Land Co.	552,000	883
Techtronic Industries Co.	495,000	670

		Value
	Shares	(000s)

TPV Technology Ltd.	1,932,000	$1,830
Yue Yuen Industrial Holdings	322,000	886

		7,057

Italy—4.1%
Banca Popolare di Verona e Novara S.c.r.l.	72,200	1,934
Banche Popolari Unite S.c.r.l.	344,400	8,918
Capitalia SpA	188,100	1,541
IFI - Istituto Finanziario Industriale SpA	84,000	1,910
Sanpaolo IMI SpA	38,600	682

		14,985

Japan—24.7%
Astellas Pharma, Inc.	67,600	2,485
Canon, Inc. (b)	114,750	5,624
Daiwa Securities Group, Inc.	156,000	1,859
Denso Corp.	38,400	1,257
Elpida Memory, Inc. (a)	17,000	640
Hokkaido Electric Power Co., Inc.	112,100	2,662
Honda Motor Co., Ltd.	196,600	6,245
Ibiden Co., Ltd.	82,000	3,946
Isuzu Motors Ltd. (b)	212,000	688
Itochu Corp.	767,000	6,750
JFE Holdings, Inc.	41,200	1,749
Katokichi Co., Ltd.	116,400	1,172
Keiyo Co., Ltd. (b)	105,000	931
Kobe Steel Ltd.	498,000	1,559
Koei Co., Ltd. (b)	28,300	506
Komatsu Ltd.	232,000	4,616
Matsushita Electric Industrial Co., Ltd.	258,000	5,447
Mazda Motor Corp.	211,000	1,322
Mitsubishi Corp.	165,400	3,313
Mitsui & Co., Ltd.	132,000	1,866
Mitsui Trust Holdings, Inc.	63,000	755
Mizuho Financial Group, Inc.	86	729
Nippon Electric Glass Co., Ltd.	108,000	2,164
Parco Co., Ltd.	105,000	1,074
Plenus Co., Ltd.	20,200	688
Resona Holdings, Inc.	852	2,691
Ricoh Co., Ltd.	40,000	785
Shinko Electric Industries Co., Ltd.	21,700	629
Star Micronics Co., Ltd.	41,000	830
Sumitomo Metal Industries Ltd.	1,089,000	4,499
Sumitomo Mitsui Financial Group, Inc.	104	1,101
Suzuken Co., Ltd.	18,700	742
TDK Corp.	35,500	2,692
Tokyo Electron Ltd.	59,800	4,179
Tokyo Gas Co., Ltd.	731,000	3,445
Toshiba Corp. (b)	166,000	1,084
Toyota Motor Corp.	79,400	4,150
Xebio Co., Ltd.	65,500	2,240

		89,114

Luxembourg—0.2%
Arcelor S.A.	3,300	160
Gemplus International S.A. (a)(b)	266,500	595

		755

Netherlands—4.3%
ABN AMRO Holding NV	25,600	701
Heineken NV	118,900	5,038
ING Groep NV	49,600	1,947
Royal Dutch Shell PLC, Class B	57,500	2,008
Univar NV	32,300	1,529
USG People NV	56,300	4,308

		15,531

		Value
	Shares	(000s)

Norway—1.3%
DNB NOR ASA	321,400	$3,995
TGS-NOPEC Geophysical Co.	48,100	852

		4,847

Papua New Guinea—0.6%
Lihir Gold Ltd. (a)(b)	991,400	2,178

Singapore—0.5%
SembCorp Marine Ltd. (b)	904,000	1,717

Spain—4.0%
ACS Actividades Construcciones y Servicios S.A.	20,700	863
Banco Bilbao Vizcaya Argentaria S.A.	128,600	2,646
Banco Santander Central Hispano S.A.	71,251	1,041
Fadesa Inmobiliaria S.A.	52,100	1,784
Gestevision Telecinco S.A. (b)	39,800	954
Repsol YPF S.A.	154,300	4,419
Telefonica S.A.	154,628	2,570

		14,277

Sweden—2.3%
Nordea Bank AB	218,000	2,599
Sandvik AB	75,300	876
Svenska Cellulosa AB	9,300	384
Svenska Handelsbanken AB, Class A	171,600	4,421

		8,280

Switzerland—3.7%
Nestle S.A.	2,127	667
Novartis AG	47,600	2,569
Roche Holdings AG	5,823	961
Swiss Reinsurance	40,100	2,798
UBS AG	31,743	3,475
Unaxis Holding AG (a)	3,463	961
Zurich Financial Services AG (b)	8,142	1,782

		13,213

United Kingdom—20.9%
AstraZeneca PLC	31,219	1,877
Aviva PLC	43,940	622
BAE Systems PLC	218,900	1,495
Barclays PLC	382,505	4,336
Barratt Developments PLC	65,600	1,148
BHP Billiton PLC	358,800	6,981
BP PLC	113,701	1,318
British American Tobacco PLC	266,800	6,717
British Energy Group PLC (a)	120,800	1,501
GlaxoSmithKline PLC	434,626	12,129
HBOS PLC	143,488	2,490
HSBC Holdings PLC	457,200	8,045
Lonmin PLC	45,700	2,384
Marks & Spencer Group PLC	167,400	1,816
Old Mutual PLC	458,500	1,384
Rio Tinto PLC	138,200	7,277
Rolls-Royce Group PLC (a)	174,214	1,332
Royal Bank of Scotland Group PLC	93,300	3,063
Taylor Woodrow PLC	864,900	5,334
Vodafone Group PLC	337,041	717
Wimpey George PLC	404,900	3,400

		75,366

Total Common Stock (cost—$327,536)		353,616

14  NACM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
NACM International Fund
June 30, 2006

		Value
	Shares	(000s)

SHORT-TERM INVESTMENTS—14.7%

Collateral Invested for Securities on Loan (c)—10.8%
Allianz Dresdner Daily Asset Fund (d)	38,933,657	$38,934

	Principal
	Amount (000s)

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $14,172; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $14,453 including accrued interest (cost—$14,166)	$14,166	14,166

Total Short-Term Investments (cost—$53,100)		53,100

Total Investments (cost—$380,636) (e)—112.8%		406,716

Liabilities in excess of other assets—(12.8)%		(46,110)

Net Assets—100.0%		$360,606

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $36,034; cash collateral of $38,934 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $349,197, which represents 96.84% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

UNIT — More than one class of securities traded together.

See accompanying Notes to Financial Statements | 6.30.06 | NACM Funds Annual Report  15

Schedule of Investments
NACM Pacific Rim Fund
June 30, 2006

		Value
	Shares	(000s)

COMMON STOCK—98.0%

Australia—10.1%
AMP Ltd. (b)	625,988	$4,235
BHP Billiton Ltd. (b)	196,271	4,245
Commonwealth Bank of Australia (b)	76,939	2,535
CSL Ltd. (b)	92,917	3,705
Macquarie Bank Ltd. (b)	26,939	1,379
Rio Tinto Ltd. (b)	33,288	1,927
Westpac Banking Corp. (b)	150,045	2,586
Woodside Petroleum Ltd. (b)	113,034	3,698

		24,310

Bermuda—1.5%
Celestial Nutrifoods Ltd. (a)(b)	4,092,000	3,615

Cayman Islands—0.4%
FU JI Food and Catering Services Holdings Ltd.	630,000	1,041

China—3.1%
China Hongxing Sports Ltd. (a)	1,764,000	1,725
China Shenhua Energy Co., Ltd., Class H	1,359,400	2,505
Foxconn International Holdings Ltd. (a)	1,525,000	3,258

		7,488

Hong Kong—5.3%
AAC Acoustic Technology Holdings, Inc. (a)	3,328,000	2,967
Hengan International Group Co., Ltd.	1,418,000	2,311
Hutchison Telecommunications International Ltd. (a)	1,175,000	1,918
Shangri-La Asia Ltd.	1,511,150	2,909
Shun TAK Holdings Ltd.	1,934,000	2,521

		12,626

India—2.3%
Satyam Computer Services Ltd. ADR	75,000	2,485
Sterlite Industries India Ltd.	349,917	3,074

		5,559

Indonesia—6.5%
Bakrie & Brothers PT (a)	153,418,500	2,496
PT Bank Niaga Tbk.	20,393,000	1,207
PT Ciputra Surya Tbk.	19,461,000	1,262
PT Kawasan Industri Jababeka Tbk.	100,141,000	1,407
PT Perusahaan Gas Negara	3,032,000	3,688
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk. (a)	4,909,500	1,843
PT United Tractors Tbk.	6,221,500	3,630

		15,533

Japan—56.4%
Advantest Corp. (b)	18,200	1,861
Amada Co., Ltd.	311,000	3,265
Denso Corp.	64,000	2,095
Haseko Corp. (a)(b)	1,407,000	4,785
Hitachi Construction Machinery Co., Ltd.	84,900	2,048
Honeys Co., Ltd. (b)	40,980	1,758
Hoosiers Corp. (b)	1,011	1,543
Japan Steel Works Ltd. (b)	1,097,000	7,523
JGC Corp.	170,000	2,927

		Value
	Shares	(000s)

Kawasaki Heavy Industries Ltd. (b)	741,000	$2,497
Kirin Brewery Co., Ltd.	158,000	2,486
Komatsu Electronic Metals Co., Ltd.	44,400	1,144
Marubeni Corp.	689,000	3,682
Mitsubishi Heavy Industries Ltd.	541,000	2,337
Mitsubishi Tokyo Financial Group, Inc.	653	9,154
Mitsui & Co., Ltd.	321,000	4,539
Mitsui Fudosan Co., Ltd.	63,000	1,369
Mizuho Financial Group, Inc.	634	5,377
Murata Manufacturing Co., Ltd.	31,900	2,073
Nikon Corp. (b)	139,000	2,432
Nishi-Nippon City Bank Ltd.	553,000	2,651
Nissan Motor Co., Ltd.	109,900	1,200
Nomura Holdings, Inc.	129,400	2,430
Nomura Research Institute Ltd.	16,400	2,029
Orient Corp. (b)	531,000	1,736
Orix Corp.	11,680	2,850
Osaka Securities Exchange Co., Ltd.	194	2,294
Sanyo Special Steel Co., Ltd.	142,000	1,165
Sumitomo Metal Industries Ltd.	1,012,000	4,181
Sumitomo Mitsui Financial Group, Inc.	456	4,829
Sumitomo Trust & Banking Co., Ltd.	398,000	4,357
T&D Holdings, Inc.	53,050	4,277
Taiheiyo Cement Corp.	765,000	2,823
Takeda Pharmaceutical Co., Ltd.	50,300	3,131
Takeuchi Manufacturing Co., Ltd.	107,900	4,847
THK Co., Ltd.	84,100	2,511
Toho Tenax Co., Ltd. (a)(b)	167,000	1,202
Tokuyama Corp.	354,000	5,267
Tokyo Electron Ltd.	26,000	1,817
Tokyu Land Corp.	468,000	3,646
Toshiba Corp. (b)	394,000	2,573
Toyota Motor Corp.	114,500	5,984
Yamada Denki Co., Ltd.	26,000	2,649

		135,344

Malaysia—2.8%
Bumiputra Commerce Holding Bhd.	1,914,400	3,095
IOI Corp.	899,000	3,501

		6,596

Singapore—4.5%
ASE Test Ltd. (a)(b)	128,500	1,167
Inter-Roller Engineering Ltd.	2,528,000	3,047
Midas Holdings Ltd.	3,039,000	1,526
Singapore Exchange Ltd.	1,165,000	2,585
Singapore Petroleum Co., Ltd.	755,000	2,414

		10,739

South Korea—4.0%
Hynix Semi-conductor, Inc. (a)	37,660	1,217
Hyundai Engineering & Construction Co., Ltd. (a)	83,200	3,811
Korea Zinc Co., Ltd.	16,400	1,286
NHN Corp. (a)	5,649	1,959
Shinhan Financial Group Co., Ltd.	30,220	1,424

		9,697

Thailand—1.1%
Amata Corp. PCL (e)	5,872,000	2,619

Total Common Stock (cost—$216,411)		235,167

		Value
	Shares	(000s)

SHORT-TERM INVESTMENTS—21.2%

Collateral Invested for Securities on Loan (c)—19.4%
Allianz Dresdner Daily Asset Fund (d)	46,473,926	$46,474

	Principal
	Amount (000s)

Repurchase Agreement—1.8%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,377; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $4,464 including accrued interest (cost—$4,375)	$4,375	4,375

Total Short-Term Investments (cost—$50,849)		50,849

Total Investments (cost—$267,260) (f)—119.2%		286,016

Liabilities in excess of other assets—(19.2)%		(46,054)

Net Assets—100.0%		$239,962

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $44,080; cash collateral of $46,469 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Fair valued security.

(f) Securities with an aggregate value of $225,988, which represents 94.18% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

16  NACM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

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Statements of Assets and Liabilities
June 30, 2006

				NACM		NACM
	NACM Flex-Cap	NACM	NACM	International		Pacific
Amounts in thousands, except per share amounts	Value Fund	Global Fund	Growth Fund	Fund		Rim Fund

Assets:
Investments, at value	$55,564	$36,108	$4,093	$406,716		$286,016
Cash	1	—	1	1		—
Foreign currency, at value	—	12	—	112		340
Securities lending interest receivable (net)	—	—	—	55		22
Receivable for investments sold	—	—	—	25,671		2,544
Receivable for Fund shares sold	432	47	—	1,142		1,303
Dividends and interest receivable (net of foreign taxes)	36	28	5	1,131		260

	56,033	36,195	4,099	434,828		290,485

Liabilities:
Payable for investments purchased	$143	$38	$69	$34,543		$3,099
Payable for Fund shares redeemed	1,305	91	3	318		516
Payable for collateral for securities on loan	4,819	—	—	38,934		46,474
Investment advisory fee payable	25	19	2	171		173
Administration fee payable	12	14	1	158		111
Distribution fee payable	6	15	1	49		61
Servicing fee payable	3	7	1	49		41
Foreign tax payable	—	—	—	—		48
	6,313	184	77	74,222		50,523

Net Assets	$49,720	$36,011	$4,022	$360,606		$239,962

Net Assets Consist of:
Paid-in capital	$45,004	$32,905	$3,628	$317,431		$206,631
Undistributed (dividends in excess of) net investment income	337	(37)	—	1,865		(410)
Accumulated net realized gain	957	2,042	255	15,386		15,026
Net unrealized appreciation of investments and foreign currency transactions	3,422	1,101	139	25,924		18,715

	$49,720	$36,011	$4,022	$360,606		$239,962

Net Assets:
Institutional Class	$32,059	$11	$567	$104,672		$36,150
Administrative Class	20	21	15	11		—
Other Classes	17,641	35,979	3,440	255,923		203,812

Shares Issued and Outstanding:
Institutional Class	1,821	1	43	4,755		2,533
Administrative Class	1	1	1	—	*	—
Other Classes	1,032	2,103	274	11,752		14,673

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$17.61	$17.76	$13.12	$22.01		$14.27
Administrative Class	17.52	17.59	12.98	21.98		—

Cost of Investments	$52,142	$35,007	$3,954	$380,636		$267,260

Cost of Foreign Currency	$—	12	—	$110		$338

*         A zero balance may reflect actual amounts rounding to less than one thousand.

18  NACM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Statements of Operations
Year Ended June 30, 2006

				NACM	NACM
	NACM Flex-Cap	NACM	NACM	International	Pacific
Amounts in thousands	Value Fund	Global Fund	Growth Fund	Fund	Rim Fund

Investment Income:
Dividends, net of foreign withholding taxes	$890	$364	$47	$5,006	$2,132
Interest	91	33	2	401	318
Securities lending income (net)	5	—	—	131	199
Miscellaneous income	—	—	—	8	—
Total Income	986	397	49	5,546	2,649

Expenses:
Investment advisory fees	290	169	20	1,136	1,339
Administration fees	131	120	15	1,019	860
Distribution and/or servicing fees - Other Classes	100	186	24	549	778
Trustees’ fees	5	2	—	18	14
Interest expense	—	—	—	—	3
Shareholder communications expense	6	4	—	41	28
Tax expense	1	—	—	—	—
Total Expenses	533	481	59	2,763	3,022
Reimbursement by Adviser	(3)	(1)	—	—	—
Net Expenses	530	480	59	2,763	3,022

Net Investment Income (Loss)	$456	$(83)	$(10)	$2,783	$(373)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,128	2,362	319	18,655	19,753
Foreign currency transactions	—	(46)	—	(692)	(537)
Payment from Affiliates**	—	—	—	—	9
Net change in unrealized appreciation/depreciation of:
Investments	3,450	429	14	24,539	14,085
Transactions foreign currency	—	—	—	(150)	20

Net Realized and Change in Unrealized Gain	5,578	2,745	333	42,352	33,330
Net Increase in Net Assets Resulting from Investment Operations	$6,034	$2,662	$323	$45,135	$32,957

** See Note 8.

See accompanying Notes to Financial Statements | 6.30.06 | NACM Funds Annual Report  19

Statements of Changes in Net Assets
Amounts in thousands

	NACM Flex-Cap Value Fund		NACM Global Fund

	Year ended	Year ended	Year ended	Year ended
Increase (Decrease) in Net Assets from:	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005

Investment Operations:
Net investment income (loss)	$456	$50	$(83)	$(31)
Net realized gain on investments and foreign currency transactions	2,128	599	2,316	690
Payment from Affiliates**	—	—	—	—
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	3,450	(627)	429	379

Net increase resulting from investment operations	6,034	22	2,662	1,038

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(162)	—	—	—
Administrative Class	—	—	—	—
Other Classes	(8)	—	—	—
Net realized capital gains
Institutional Class	(1,146)	(83)	—	(62)
Administrative Class	(1)	(1)	(1)	(1)
Other Classes	(503)	(331)	(867)	(273)

Total Dividends and Distributions to Shareholders	(1,820)	(415)	(868)	(336)

Fund Share Transactions:
Shares sold
Institutional Class	4,358	29,438	—	—
Administrative Class	—	—	—	—
Other Classes	11,227	10,412	27,519	9,633
Issued in reinvestment of dividends and distributions
Institutional Class	1,303	83	—	62
Administrative Class	1	1	1	1
Other Classes	421	269	692	227
Cost of shares redeemed
Institutional Class	(5,987)	(1,491)	(1,164)	(545)
Administrative Class	—	—	—	—
Other Classes	(5,848)	(4,820)	(6,691)	(1,901)
Net increase from Fund share transactions	5,475	33,892	20,357	7,477

Fund Redemption Fees	1	10	4	4

Total Increase in Net Assets	9,690	33,509	22,155	8,183

Net Assets:
Beginning of year	40,030	6,521	13,856	5,673

End of year*	$49,720	$40,030	$36,011 $	$13,856

*Including undistributed (dividends in excess of) net investment income of:	$337	$530	$(37)	$520

** See Note 8.

20  NACM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

NACM Growth Fund		NACM International Fund		NACM Pacific Rim Fund

Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005

$(10)	$(1)	$2,783	$819	$(373)	$(95)
319	258	17,963	1,068	19,216	1,948
—	—	—	—	9	—

14	(54)	24,389	387	14,105	2,104

323	203	45,135	2,274	32,957	3,957

—	—	(470)	(221)	(185)	—
—	—	—	—	—	—
—	—	(498)	(3)	(193)	—

(79)	(28)	(1,634)	(397)	(826)	(42)
(1)	—	—	—	—	—
(227)	(34)	(1,814)	0	(3,377)	(600)

(307)	(62)	(4,416)	(621)	(4,581)	(642)

—	—	66,272	33,982	32,047	4,504
—	—	10	—	—	—
3,011	1,585	230,056	27,394	191,082	32,391

79	28	2,103	618	997	29
1	—	—	—	—	—
173	29	1,797	3	2,371	393

(740)	(65)	(28,914)	(1,489)	(2,576)	(12,551)
—	—	—	—	—	—
(2,219)	(708)	(21,943)	(1,945)	(68,057)	(20,518)
305	869	249,381	58,563	155,864	4,248

—	—	29	6	69	20

321	1,010	290,129	60,222	184,309	7,583

3,701	2,691	70,477	10,255	55,653	48,070

$4,022	$3,701	$360,606	$70,477	$239,962	$55,653

$—	$189	$1,865	$670	$(410)	$349

See accompanying Notes to Financial Statements | 6.30.06 | NACM Funds Annual Report  21

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income

NACM Flex-Cap Value Fund
Institutional Class
6/30/2006	$15.97	$0.22	$2.16	$2.38	$(0.09)
6/30/2005	15.36	0.21	1.22	1.43	—
6/30/2004	12.41	0.09	3.33	3.42	(0.05)
7/19/2002 - 6/30/2003	10.00	0.11	2.52	2.63	(0.05)
Administrative Class
6/30/2006	$15.87	$0.18	$2.15	$2.33	$(0.03)
6/30/2005	15.31	0.13	1.25	1.38	—
6/30/2004	12.39	0.05	3.32	3.37	(0.03)
7/19/2002 - 6/30/2003	10.00	0.08	2.52	2.60	(0.04)

NACM Global Fund
Institutional Class
6/30/2006	$15.62	$(0.03)	$2.85	$2.82	$—
6/30/2005	14.34	0.05	1.83	1.88	—
6/30/2004	11.74	(0.01)	3.55	3.54	—
7/19/2002 - 6/30/2003	10.00	(0.01)	1.80	1.79	(0.05)
Administrative Class
6/30/2006	$15.52	$0.02	$2.73	$2.75	$—
6/30/2005	14.28	0.02	1.82	1.84	—
6/30/2004	11.73	(0.04)	3.53	3.49	—
7/19/2002 - 6/30/2003	10.00	(0.03)	1.80	1.77	(0.04)

NACM Growth Fund
Institutional Class
6/30/2006	$12.89	$0.06	$1.18	$1.24	$—
6/30/2005	12.04	0.07	1.07	1.14	—
6/30/2004	11.25	(0.01)	0.93	0.92	—
7/19/2002 - 6/30/2003	10.00	— (i)	1.25	1.25	—
Administrative Class
6/30/2006	$12.79	$0.03	$1.17	$1.20	$—
6/30/2005	11.98	0.04	1.06	1.10	—
6/30/2004	11.23	(0.04)	0.92	0.88	—
7/19/2002 - 6/30/2003	10.00	(0.02)	1.25	1.23	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(i)	Less than $0.01 per share.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.
(k)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(l)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.
(m)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(n)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.

22  NACM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.65)	$(0.74)	$0.00	(i)	$17.61	15.13%	$32,059	0.91	%(j)	1.29%	55%
(0.83)	(0.83)	0.01		15.97	9.30	29,288	0.91	(h)	1.34	150
(0.42)	(0.47)	—		15.36	27.88	1,542	0.96		0.61	145
(0.17)	(0.22)	—		12.41	26.53	1,202	0.96	*(f)	1.01 *	173

$(0.65)	$(0.68)	$—	(i)	$17.52	14.90%	$20	1.16	%(k)	1.03%	55%
(0.83)	(0.83)	0.01		15.87	8.99	18	1.20	(h)	0.81	150
(0.42)	(0.45)	—		15.31	27.54	16	1.20		0.36	145
(0.17)	(0.21)	—		12.39	26.21	13	1.21	*(g)	0.76 *	173

$(0.68)	$(0.68)	$—	(i)	$17.76	18.29%	$11	1.06	%(l)	(0.22)%	114%
(0.61)	(0.61)	0.01		15.62	13.34	1,120	1.15	(h)	0.37	148
(0.95)	(0.95)	0.01		14.34	31.10	1,469	1.11		(0.07)	203
—	(0.05)	—		11.74	17.96	1,121	1.10	*(b)	(0.08)*	260

$(0.68)	$(0.68)	$—	(i)	$17.59	17.94%	$21	1.32%		0.12%	114%
(0.61)	(0.61)	0.01		15.52	13.11	17	1.40	(h)	0.13	148
(0.95)	(0.95)	0.01		14.28	30.69	15	1.36		(0.32)	203
—	(0.04)	—		11.73	17.74	12	1.35	*(c)	(0.33)*	260

$(1.01)	$(1.01)	$—	(i)	$13.12	9.81%	$567	0.76	%(m)	0.43%	152%
(0.29)	(0.29)	—		12.89	9.47	1,202	0.80	(h)	0.55	274
(0.13)	(0.13)	—		12.04	8.22	1,157	0.81		(0.11)	160
—	—	—		11.25	12.50	1,070	0.80	*(d)	0.02 *	167

$(1.01)	$(1.01)	$—	(i)	$12.98	9.56%	$15	1.01	%(n)	0.22%	152%
(0.29)	(0.29)	—		12.79	9.18	13	1.05	(h)	0.30	274
(0.13)	(0.13)	—		11.98	7.88	12	1.05		(0.36)	160
—	—	—		11.23	12.30	11	1.05	*(e)	(0.22)*	167

See accompanying Notes to Financial Statements | 6.30.06 | NACM Funds Annual Report  23

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Change in Unrealized Gain (Loss)(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income

NACM International Fund
Institutional Class
6/30/2006	$16.29	$0.32		$6.05	$6.37	$(0.14)
6/30/2005	14.54	0.36		2.35	2.71	(0.34)
4/01/2004 - 6/30/2004	14.61	0.11		(0.18)	(0.07)	0.00
3/31/2004	8.98	0.19		5.73	5.92	(0.29)
3/31/2003	11.30	0.13		(1.56)	(1.43)	(0.89)
5/07/2001 - 3/31/2002	12.50	0.09		(1.22)	(1.13)	(0.07)
Administrative Class
1/10/2006 - 6/30/2006	$20.25	$0.21		$1.52	$1.73	$—

NACM Pacific Rim Fund
Institutional Class
6/30/2006	$10.10	$0.04		$4.66	$4.70	$(0.10)
6/30/2005	9.31	0.04		0.88	0.92	—
6/30/2004	6.31	0.01		2.97	2.98	—
6/30/2003	7.30	0.04		(1.03)	(0.99)	—
4/01/2002 - 6/30/2002	7.22	—	(g)	0.08	0.08	—
3/31/2002	6.93	0.05		0.24	0.29	—

*	Annualized
(a)	Calculated on average of shares outstanding during the period.
(b)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(g)	Less than $0.01 per share.
(h)

The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.39% for the period 4/1/2004 to 3/31/2005.

(i)	Ratio of expenses to average net assets excluding the expense offset is 1.40%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.80%.
(j)

The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 4/1/2003 to 7/28/2003 and 1.39% for the period 7/29/2003 to 3/31/2004.

(k)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payments, end of period net asset value and total return would have been $14.27 and 47.07% respectively.

(l)	Ratio of expenses to average net assets excluding the expense offset is 1.39%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.55%.

24  NACM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees(a)	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.51)	$(0.65)	$—	(g)	$22.01	39.76%	$104,672	1.07%	1.57%	152%
(0.62)	(0.96)	—	16.29	19.49	45,195	1.06	(d)(f)	2.26	107
—	—	—	14.54	(0.48)	10,255	1.18	* (h)(i)	3.06	*	29
—	(0.29)	—	14.61	66.48	10,305	1.35	(j)(l)	1.55	163
—	(0.89)	—	8.98	(19.81)	5,581	1.20	1.33	282
—	(0.07)	—	11.30	(9.02)	910	1.36	*	0.88	*	244

$—	$—	j	$—	(g)	$21.98	8.54%	$11	1.33	%*	2.08	%*	152%

$(0.44)	$(0.54)	$0.01	$14.27	(k)	47.18	%(k)	$36,150	1.37%	0.30%	96%
(0.13)	(0.13)	—	10.10	9.94	459	1.51	(f)	0.47	101
—	—	0.02	9.31	47.54	8,273	1.43	0.07	118
—	—	—	6.31	(13.05)	5,592	1.46	(e)	0.63	264
—	—	—	7.30	1.11	11,575	1.44	*(b)	—	*	66
—	—	—	7.22	4.18	11,429	1.45	(c)	0.70	390

See accompanying Notes to Financial Statements | 6.30.06 | NACM Funds Annual Report  25

Notes to Financial Statements
June 30, 2006

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of the Funds managed by Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”). Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

          In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

          Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open, or if no sales are reported, as is the case for most securities traded over-the counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and Small-Cap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price.

          The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

26  NACM Funds Annual Report | 6.30.06

These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency. The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NACM Flex-Cap Value Fund — $1,431; NACM Global Fund — $31,123; NACM Growth Fund —$13; NACM International Fund — $605,151; and NACM Pacific Rim Fund — $149,739.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

          Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales. Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending. Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or

6.30.06 | NACM Funds Annual Report  27

Notes to Financial Statements (cont.)
June 30, 2006

earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2006 was $63,947. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser has retained its investment management affiliate the Sub-Adviser to manage each Fund’s investments.

          The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee*

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)

NACM Flex-Cap Value Fund	0.65%	0.25%	0.25%	0.40%	0.40%	N/A
NACM Global Fund	0.70%	0.35%	0.35%	0.50%	0.50%	0.50%
NACM Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	N/A
NACM International Fund	0.60%	0.45%	0.45%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%	0.45%	N/A	0.60%	0.60%	N/A

(1)

Effective January 1, 2006, the Administrative Fee rate for Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion.

(2)

The Administrative Fee rate for Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

*

Effective January 1, 2006, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within the “Holding Period,” including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days

NACM Flex-Cap Value and NACM Growth Funds	*
NACM Global, NACM International and NACM Pacific Rim Funds		*

For example, for Funds that are subject to a 7-day Holding Period, beginning on the 8th day after their acquisition, Fund shares will no longer be subject to the Redemption Fee. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, the Holding Period for redemptions was 60 days.

          In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

          A new Holding Period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to a 7-day Holding Period, are exchanged for shares of Fund B, which is subject to a 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

          Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the

28  NACM Funds Annual Report | 6.30.06

Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

          The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2006.

          Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

          Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution	Servicing
	Fee (%)	Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2006, AGID received $465,055 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          Trustees, other than those affiliated with AGIFM, Allianz, or the Sub-Adviser, receive a quarterly retainer of $20,000 ($50,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee. Each Committee chairman (other than the Chairman of the Valuation Committee) receives an additional annual retainer of $3,000. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee shall be compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

6.30.06 | NACM Funds Annual Report  29

Notes to Financial Statements (cont.)
June 30, 2006

4. Federal Income Tax Matters

At June 30, 2006, the components of distributable taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Accumulated Capital Losses	(2)	Post-October Deferral	(3)

NACM Flex-Cap Value	$1,109	$248	$—	$—		$—
NACM Global	1,351	724	—	—		(34)
NACM Growth	159	138	—	—		—
NACM International	15,931	3,004	(257)	96		—
NACM Pacific Rim	12,831	2,869	(23)	430		—

(1)	Adjusted for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in 2010.
(3)	Capital losses realized during the period November 1, 2005 through June 30, 2006 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2006, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2009		2010		2011

NACM International	$—		$96	(1)	$—
NACM Pacific Rim	430	(1)	—		—

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

At June 30, 2006, the aggregate cost and the net unrealized appreciation/depreciation of investments for federal income tax purposes was (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)	(1)

NACM Flex-Cap Value	$52,205	$4,326	$(967)	$3,359
NACM Global	35,039	2,291	(1,222)	1,069
NACM Growth	3,996	224	(127)	97
NACM International	382,124	30,643	(6,051)	24,592
NACM Pacific Rim	267,933	23,712	(5,629)	18,083

(1)	Primary differences, if any, between book and tax net unrealized appreciation/depreciation are attributable to PFIC mark-to-market and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2006, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	(1)	Long-Term Capital Gain Distributions

NACM Flex-Cap Value	$1,686		$134
NACM Global	618		250
NACM Growth	212		95
NACM International	3,346		1,070
NACM Pacific Rim	378		4,203

(1)	Includes short-term capital gains

30  NACM Funds Annual Report | 6.30.06

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Flex-Cap Value Fund				NACM Global Fund				NACM Growth Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	259	$4,358	1,820	$29,438	—	$—	—	$—	—	$—	—	$—
Other Classes	669	11,227	659	10,412	1,620	27,519	655	9,633	237	3,011	129	1,585
Issued in reinvestment of distributions
Institutional Class	78	1,303	5	83	—	—	5	62	6	79	2	28
Administrative Class	— *	1	— *	1	— *	1	— *	1	— *	1	—	—
Other Classes	25	421	17	269	42	692	15	227	13	173	2	29
Cost of shares redeemed
Institutional Class	(350)	(5,987)	(91)	(1,491)	(71)	(1,164)	(35)	(545)	(56)	(740)	(5)	(65)
Other Classes	(354)	(5,848)	(313)	(4,820)	(395)	(6,691)	(131)	(1,901)	(175)	(2,219)	(60)	(708)

Net increase resulting from Fund transactions	327	$5,475	2,097	$33,892	1,196	$20,357	509	$7,477	25	$305	68	$869

	NACM International Fund				NACM Pacific Rim Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	3,283	$66,272	2,127	$33,982	2,597	$32,047	456	$4,504
Administrative Class	— *	10	—	—	—	—	—	—
Other Classes	11,170	230,056	1,681	27,394	13,986	191,082	3,407	32,391
Issued in reinvestment of distributions	110	2,103	42	618	76	997	3	29
Institutional Class
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	94	1,797	—	3	184	2,371	42	393
Cost of shares redeemed	(1,412)	(28,914)	(100)	(1,489)	(185)	(2,576)	(1,303)	(12,551)
Institutional Class
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	(1,072)	(21,943)	(121)	(1,945)	(5,090)	(68,057)	(2,197)	(20,518)

Net increase resulting from Fund share transactions	12,173	$249,381	3,629	$58,563	11,568	$155,864	408	$4,248

*	A zero balance may reflect actual amounts rounding to less than one thousand.

6. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

          Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2006, were as follows (amounts in thousands):

	Purchases	Sales

NACM Flex-Cap Value Fund	$26,561	$23,276
NACM Global Fund	45,950	27,056
NACM Growth Fund	5,990	5,986
NACM International Fund	525,918	284,561
NACM Pacific Rim Fund	284,017	138,116

6.30.06 | NACM Funds Annual Report  31

Notes to Financial Statements (cont.)
June 30, 2006

7. Regulatory and Litigation Matters

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

          Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Funds, other series of the Trust and other affiliated investment companies, the Trust’s sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

          Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz Global, they and their affiliates (including the Trust’s sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz Global and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the applicants believe that these matters are not likely to have a material adverse effect on the Funds or on the applicant’s ability to perform their respective investment advisory or distribution services relating to the Funds.

8. Fund Reorganization

NACM International Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM International Fund. Prior to October 15, 2004, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

9. Payments from Affiliates

During the year ended June 30, 2006, the Sub-Adviser reimbursed NACM Pacific Rim Fund $9,135 for realized losses resulting from a trading error.

32  NACM Funds Annual Report | 6.30.06

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the NACM Flex-Cap Value Fund, NACM Global Fund, NACM Growth Fund, NACM International Fund and NACM Pacific Rim Fund, five of the thirty-two Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 25, 2006

6.30.06 | NACM Funds Annual Report  33

Shareholder Meeting Results: (unaudited)

The Trust held a special meeting of shareholders on December 1, 2005 with adjourned sessions held on December 21, 2005, March 6, 2006 and March 8, 2006. Shareholders voted and approved:

A.	The following Trustees as members of the Board of Trustees:

	For	Abstain

Gary A. Childress	483,828,462	32,514,256
Theodore J. Coburn	484,249,372	32,110,305
David C. Flattum	484,126,265	32,239,764
W. Bryant Stooks	483,993,547	32,352,890
Gerald M. Thorne	483,988,607	32,361,857
F. Ford Drummond	483,986,124	32,363,891
Udo Frank	483,955,901	32,391,586
James S. MacLeod	484,114,908	32,239,607
Davey S. Scoon	484,043,331	32,312,893
Edward E. Sheridan	484,145,172	32,211,730
James W. Zug	483,828,535	32,504,690

B.	Amended the fundamental investment restrictions relating to borrowings.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,829,619	13,484	29,444
NACM Global Fund	416,060	42,406	57,223
NACM Growth Fund	126,822	6,136	5,284
NACM International Fund	2,377,838	27,333	60,642
NACM Pacific Rim Fund	2,334,306	146,208	352,092

C.	Eliminated the fundamental investment restrictions relating to diversification.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,832,706	8,487	31,356
NACM Global Fund	426,091	34,657	54,942
NACM Growth Fund	127,230	5,728	5,284
NACM International Fund	2,387,588	18,177	60,047
NACM Pacific Rim Fund	2,387,785	110,467	334,361

D.	Amended the fundamental investment restrictions relating to issuance of senior securities.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,826,524	15,043	30,979
NACM Global Fund	426,096	33,400	56,194
NACM Growth Fund	126,822	6,136	5,284
NACM International Fund	2,381,522	20,313	63,975
NACM Pacific Rim Fund	2,359,262	137,452	335,895

E.	Amended the fundamental investment restrictions relating to making loans.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,827,374	14,699	30,471
NACM Global Fund	416,293	41,934	57,462
NACM Growth Fund	126,822	6,136	5,284
NACM International Fund	2,378,204	19,495	68,114
NACM Pacific Rim Fund	2,344,340	152,918	335,348

F.	Amended the fundamental investment restrictions relating to investments in commodities.

Fund	For	Against	Abstain

NACM Flex-Cap Value Fund	1,831,936	9,632	30,979
NACM Global Fund	418,404	40,567	56,717
NACM Growth Fund	127,230	5,728	5,284
NACM International Fund	2,376,318	28,286	61,210
NACM Pacific Rim Fund	2,357,481	138,001	337,126

34  NACM Funds Annual Report | 6.30.06

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2006) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2006 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

NACM Flex-Cap Value	26%
NACM Global	20%
NACM Growth	19%
NACM International	27%
NACM Pacific Rim	37%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Flex-Cap Value	26%
NACM Growth	20%
NACM Pacific Rim	11%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2007, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2006.

Foreign Tax Credit. The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2006 are as follows:

	NACM Global Fund		NACM International Fund		NACM Pacific Rim Fund

Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax

Austria	$—	$—	$0.00086	$0.00013	$—	$—
Belgium	—	—	0.05136	0.00770	—	—
Bermuda	0.00630	—	0.00312	—	0.00203	—
China	—	—	—	—	0.00112	—
Denmark	—	—	0.01588	0.00238	—	—
Finland	0.00348	0.00052	0.02189	0.00328	—	—
Germany	0.00796	0.00119	0.01455	0.00218	—	—
Greece	0.01135	—	—	—	—	—
Hong Kong	0.01126	—	0.00886	—	0.01100	—
India	—	—	—	—	0.01267	0.00208
Ireland	0.00367	—	0.00014	—	—	—
Israel	0.00317	0.00032	—	—	—	—
Italy	0.03846	0.00577	0.05039	0.00756	—	—
Japan	0.01644	0.00115	0.07054	0.00494	0.07347	0.00514
South Korea	0.00281	0.00047	—	—	0.00311	0.00051
Luxembourg	—	—	0.00084	0.00013	—	—
Netherlands	0.00107	0.00016	0.02349	0.00352	—	—
Norway	—	—	0.01264	0.00190	—	—
Spain	0.00103	0.00015	0.02243	0.00318	—	—
Sweden	0.00953	0.00143	0.02228	0.00334	—	—
Switzerland	0.02325	0.00349	0.01998	0.00289	—	—
Thailand	0.00259	0.00026	—	—	0.00746	0.00060

	$0.14237	$0.01491	$0.33925	$0.04313	$0.11086	$0.00833

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

6.30.06 | NACM Funds Annual Report  35

Trustees and Officers of Allianz Funds (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust*

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

David C. Flattum 8/27/64 Trustee	09/2004 to present	Managing Director, Chief Operating Officer and U.S. General Counsel, Allianz Global Investors of America L.P.	54

Member of Board of Directors of Allianz Global Investors Management U.S. Equities LLC, Allianz Global Investors of America Holdings, Inc. and Oppenheimer Group, Inc. and Member of Management Board of Allianz Global Investors Fund Management LLC.

Udo Frank 5/6/59 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. (Formerly, Chief Executive Officer – Equities, Allianz Global Investors)	32	Member of Management Board of Allianz Global Investors Fund Management LLC.

Independent Trustees

Gary A. Childress 2/28/34 Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn 7/8/53 Trustee	06/2002 to present	President of Coburn Capital Group, member of Triton Realty Partners and Executive Vice President of the Edison Schools, Inc.. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/62 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI – Health Plans.	32	Member of Board of Directors of The Cleveland Bank, Cleveland, Ohio.

James S. MacLeod 11/21/47 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	32	Director of Sykes Enterprises, Inc.; Director of CoastalSouth Bankshares, Inc.; Trustee of University of Tampa; and Trustee of Hilton Head

Davey S. Scoon 12/14/46 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial – U.S.	32	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc.

Edward E. Sheridan 9/19/54 Trustee	01/2006 to present	Formerly Managing Director, Head of Global Institutional Sales – Debt and Equity for Merrill Lynch.	32	None

W. Bryant Stooks 9/10/40 Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	Member of Board of Trustees of The Steele Foundation.

Gerald M. Thorne 5/12/38 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	32	None

James W. Zug 7/22/40 Trustee	01/2006 to present	Formerly Partner with PricewaterhouseCoopers LLP.	32	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated

*	Trustees serve until their successors are duly elected and qualified.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 19, 2006, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

36  NACM Funds Annual Report | 6.30.06

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/58 President and Chief Executive Officer	12/2004 to present

Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. 7/14/42 Vice President and Secretary	01/1997 to present

General Counsel and Secretary, Allianz Global Investors Distributors LLC (“AGID”) (Formerly, Managing Director, AGID); Executive Vice President, Allianz Global Investors of America L.P.; Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds.

Andrew J. Meyers 1/25/61 Vice President	12/2004 to present

Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/64 Treasurer and Principal Financial and Accounting Officer	6/2005 to present

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 Funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer, Allianz Funds; Trustee of 8 Funds in the Fund Complex.

Richard H. Kirk 4/6/61 Assistant Secretary	12/2004 to present

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

Lawrence G. Altadonna 3/10/66 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 32 Funds in the Fund Complex; Assistant Treasurer, Allianz Funds.

Youse Guia 9/3/72 Chief Compliance Officer	9/2004 to present

Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 65 Funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are elected annually by the Board of Trustees.

6.30.06 | NACM Funds Annual Report  37

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Adviser	Nicholas-Applegate Capital Management LLC

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest (“BFDS”), 330 W. 9th Street, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ801AR_15743

Allianz Funds
Annual Report

JUNE 30, 2006

RCM Funds

Share Classes	DOMESTIC STOCK FUNDS	SECTOR FUNDS
Ins Institutional	RCM Large-Cap Growth Fund	RCM Financial Services Fund
Adm Administrative	RCM Strategic Growth Fund	RCM Global Resources Fund
	RCM Mid-Cap Fund	RCM Technology Fund
(formerly RCM Global Technology Fund)
RCM Small-Cap Growth Fund
INTERNATIONAL/GLOBAL STOCK FUNDS
RCM International Growth
Equity Fund
RCM Global Small-Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

Contents

Letter to Shareholders	3

Important Information About the Funds	4–5

Fund Summaries	6–14

Schedules of Investments	15–27

Fund	Fund Summary	Schedule of Investments
RCM Financial Services Fund	6	15
RCM Global Resources Fund	7	16
RCM Global Small-Cap Fund	8	17
RCM International Growth Equity Fund	9	19
RCM Large-Cap Growth Fund	10	20
RCM Mid-Cap Fund	11	21
RCM Small-Cap Growth Fund	12	22
RCM Strategic Growth Fund	13	24
RCM Technology Fund	14	26

Statements of Assets and Liabilities	28-29

Statements of Operations	30-31

Statements of Changes in Net Assets	32-34

Financial Highlights	36-39

Notes to Financial Statements	40-48

Report of Independent Registered Public Accounting Firm	49

Shareholder Meeting Results	50-51

Federal Income Tax Information	52

Trustees and Executive Officers of Allianz Funds	53-54

Board Approval of Investment Advisory and Portfolio Management Agreements of RCM Strategic Growth Fund	55-57

2  RCM Funds Annual Report | 06.30.06

Letter to Shareholders

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2006.

The past 12 months proved to be a positive time for stocks, as strong corporate earnings growth helped propel equity markets the world over. Ongoing U.S. dollar weakness created a favorable backdrop for international stocks, which continued to outshine their U.S. counterparts. The MSCI All Country World Index ex USA climbed 28.40% during the period, while the S&P 500 Index posted a respectable 8.62% gain.

From a sector perspective, rising commodity prices continued to propel energy and materials stocks, which were among the best performing areas globally. Within the U.S., many of the same market segments that have performed well since the bear market ended in 2002 continued to find favor with investors. Value stocks once again dominated growth, with the Russell 1000 Value Index returning 12.09% compared to 6.12% for the Russell 1000 Growth Index. Smaller-capitalization stocks fared particularly well, as evidenced by a 14.56% rise in the Russell 2000 Index.

For more details about each fund’s performance in this environment, we encourage you to read the commentaries inside. Should you have any questions concerning this report, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

On behalf of all of us at Allianz Global Investors, thank you for allowing us to serve your investment needs. We look forward to continuing to do so in the future.

Sincerely,

E. Blake Moore, Jr.

President

July 31, 2006

RCM Funds Annual Report | 06.30.06  3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered on the date following the fund name: RCM Technology (3/05), RCM International Growth Equity (2/02), RCM Large-Cap Growth (2/02) and RCM Mid-Cap (2/02). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4  RCM Funds Annual Report | 06.30.06

Important Information About the Funds (cont.)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 01/01/06 to 06/30/06.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $ 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The Russell Midcap Index replaced the Russell Midcap Growth Index as the RCM Mid-Cap Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.allianzinvestors.com, 1-800-498-5413.

RCM Funds Annual Report | 06.30.06  5

A S E C T O R - R E L A T E D S T O C K F U N D
Ticker Symbols:
RCM Financial Services Fund	Instl: RFSIX
(Unaudited)

■	RCM Financial Services Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of financial services companies.

■

The Fund’s Institutional Class Shares returned 15.09% for the year ended June 30, 2006. This return surpassed the 8.62% return of the Fund’s broad-based benchmark, the S&P 500 Index, as well as the 12.40% return of the Fund’s narrow-based benchmark, the S&P Financials Sector Index.

■

U.S. equity markets and the financial sector advanced sharply over the last year supported by robust merger and acquisition activity and strong corporate earnings growth. Concerns about inflation and rising interest rates and energy and commodity prices contributed to equity market weakness during the second quarter of 2006. The U.S. housing markets did not experience the major corrections some had predicted going into the year.

■

Over the year, the Fund’s performance was buoyed by holdings in companies involved in mergers and acquisitions, notably Lazard Ltd., Goldman Sachs Group Inc., and Merrill Lynch & Co. Inc. The Fund’s holdings in the banking industry also had a substantial positive impact on the portfolio’s returns.

■

While the Fund delivered strong returns over the reporting period, an area of weakness proved to be holdings in insurance companies. One in particular, Endurance Specialty Holdings Ltd., was battered in the markets as its greater than expected exposure to Hurricane Katrina weighed heavily on its share price.

Total Return  For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (06/30/04)

RCM Financial Services Fund Institutional Class	15.09%	—	—	11.13%
S&P 500 Index	8.62%	—	—	7.46%
S&P Financials Sector Index	12.40%	—	—	9.05%
Lipper Financial Services Fund Average	12.76%	—	—	10.85%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the S&P Financials Sector Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Institutional Class	Institutional Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,022.70	$1,019.84
Expenses Paid During Period	$5.02	$5.01

Expenses are equal to the expense ratio of 1.00% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown  as of 06/30/06*

Financial Services	90.5%
Consumer Services	5.3%
Cash & Equivalents — Net	4.2%

*         % of net assets as of June 30, 2006

6  RCM Funds Annual Report | 06.30.06

A S E C T O R - R E L A T E D S T O C K F U N D
Ticker Symbols:
RCM Global Resources Fund	Instl: RGLIX
(Unaudited)

■

RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

■

The Fund’s Institutional Class Shares returned 47.81% for the year ended June 30, 2006. This return surpassed the 17.49% return of the broad-based benchmark, the MSCI World Index and also exceeded the 30.02% return of the Fund’s narrow-based benchmark, the World Energy & Materials Composite.

■

World markets for energy and raw materials soared during much of the reporting period in response to burgeoning demand from developing nations and geopolitical concerns in West Africa and the Middle East, both primary sources of energy for world markets.

■

Over the period, stock selection provided the key to generating strong relative returns and was achieved in part by underweighting Exxon Mobil and overweighting two Canadian energy companies, Canadian Natural Resources and Suncor, both leaders in the development of Alberta’s oil sand deposits.

■	While the Fund delivered strong absolute and relative returns, an underweight position in the materials sector and an overweight position in the energy sector detracted from overall performance.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (06/30/04)

RCM Global Resources Fund Institutional Class	47.81%	—	—	41.00%
MSCI World Index	17.49%	—	—	13.98%
World Energy & Materials Composite	30.02%	—	—	29.34%
Lipper Natural Resources Fund Average	38.60%	—	—	37.67%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.com. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Institutional Class	Institutional Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,178.70	$1,015.08
Expenses Paid During Period	$10.59	$9.79

Expenses are equal to the expense ratio of 1.96% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Country Allocation   as of 06/30/06*

United States	68.0%
Canada	11.7%
United Kingdom	4.9%
Brazil	4.0%
Australia	3.9%
France	2.3%
Bermuda	1.5%
Luxembourg	1.1%
Finland	1.0%
Other	0.8%
Cash & Equivalents — Net	0.8%

*         % of net assets as of June 30, 2006

RCM Funds Annual Report | 06.30.06  7

A G L O B A L S T O C K F U N D
Ticker Symbols:
RCM Global Small-Cap Fund	Instl: DGSCX
(Unaudited)

■

RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

■	The Fund’s Institutional Class Shares returned 24.61% for the year ended June 30, 2006. This performance surpassed the 21.76% return of the Fund’s benchmark, the MSCI World Small-Cap Index.

■

The global economy continues to show good balance as the United States, Europe, and Asia-Pacific regions display positive attributes for supporting equities. Global small cap stocks were particularly strong over the year ended June 30, 2006, as they continued to outperform larger cap stocks throughout the world.

■

Relative performance was helped over the reporting period by stock selection in consumer staples, financials, industrials, and materials stocks. For example, the Fund benefited from its position in Hansen Natural Corp, in the consumer staples sector, and Sumitomo Titanium Corp., in the materials sector. U.S. based Hansen Natural Corp., a leading new-age beverage company, continues to benefit from healthy energy drink trends and success in penetrating new markets in the United States.

■

While the Fund delivered solid absolute and relative performance over the reporting period, there were some areas of weakness, including our overweight in consumer discretionary. One example in this sector was Fund holding Com-stock Homebuilding, which fell after management guided fourth quarter 2005 earnings lower than consensus.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/96)

RCM Global Small-Cap Fund Institutional Class	24.61%	11.93%	—	15.80%
MSCI World Small-Cap Index	21.76%	15.01%	—	9.54%
Lipper Global Small/Mid-Cap Growth Fund Average	22.17%	9.96%	—	10.23%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Institutional Class	Institutional Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,071.10	$1,017.95
Expenses Paid During Period	$7.09	$6.90

Expenses are equal to the expense ratio of 1.38% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Country Allocation   as of 06/30/06*

United States	38.4%
Japan	13.0%
Germany	9.1%
France	5.3%
Switzerland	4.2%
United Kingdom	2.9%
South Korea	2.8%
Italy	2.7%
Other	20.8%
Cash & Equivalents — Net	0.8%

*         % of net assets as of June 30, 2006

8  RCM Funds Annual Report | 06.30.06

A N I N T E R N A T I O N A L S T O C K F U N D
Ticker Symbols:
RCM International Growth Equity Fund	Instl: DRIEX Admin: RAIAX
(Unaudited)

■	RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

■

The Fund’s Institutional Class Shares returned 29.82% for the year ended June 30, 2006. This return surpassed the Fund’s benchmarks, the MSCI EAFE Index and the MSCI EAFE Growth Index, which respectively returned 27.08% and 26.34% for the same period.

■

The international economy experienced strong synchronized growth over the reporting period. This growth fueled robust returns in overseas equity markets. From Asia, Japan led the national indices with a 35.96% return while Europe returned 25.33% regionally.

■

The Fund’s relative performance was helped over the reporting period by strong stock selection in both the banking and energy industries. In banking, Japanese holdings Mizuho Financial Group and Resona Holdings performed especially well. In energy, strong holdings included the French seismic services company Compag-nie Generale de Geophysique and British exploration and production company Cairn Energy.

■	Relative performance was also helped over the reporting period by overweight industry exposure to diversified financials.

■

Stock selection within the internet software and services industry was a slight drag on relative performance during the reporting period. In particular, Chinese Internet media company SINA Corp. delivered disappointing results.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception *(05/22/95)

RCM International Growth Equity Fund Institutional Class	29.82%	4.78%	5.33%	7.24%
RCM International Growth Equity Fund Administrative Class	29.49%	4.35%	4.98%	6.90%
MSCI EAFE Index	27.08%	10.45%	6.76%	7.14%
MSCI EAFE Growth Index	26.34%	8.45%	4.17%	4.61%
Lipper International Large-Cap Growth Fund Average	26.17%	5.78%	5.06%	5.86%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,097.80	$1,096.10	$1,019.93	$1,018.70
Expenses Paid During Period	$5.10	$6.39	$4.91	$6.16

For each class of the Fund, expenses are equal to the expense ratio for the class (0.98% for Institutional Class, 1.23% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Country Allocation   as of 06/30/06*

Japan	23.7%
Switzerland	13.6%
United Kingdom	13.5%
France	13.2%
Germany	9.3%
Australia	4.4%
Sweden	3.8%
Netherlands	3.6%
Other	14.1%
Cash & Equivalents — Net	0.8%

*         % of net assets as of June 30, 2006

RCM Funds Annual Report | 06.30.06  9

A G R O W T H S T O C K F U N D
Ticker Symbols:
RCM Large-Cap Growth Fund	Instl: DRLCX Admin: DLGAX
(Unaudited)

■	RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $3 billion.

■	The Fund’s Institutional Class Shares returned 8.25% for the year ended June 30, 2006. This return trailed the Fund’s benchmark, the S&P 500 Index, which returned 8.62% for the same period.

■

U.S. equity markets recorded respectable advances over the year, supported by strong corporate earnings growth and a resilient economy. The period was nevertheless characterized by significant shifts in sector leadership and an increase in volatility. In particular, equity markets fell after the Federal Reserve’s May announcement that they were open to further rate hikes. Higher growth sectors, notably technology and healthcare, fell in response.

■

The Fund’s overweight allocations to technology and health care consequently detracted from benchmark relative performance. Disappointing stock selection in healthcare and financials also detracted from performance.

■	Favorable stock selection within technology offset the Fund’s overweight exposure. The top four stocks for the reporting period were in the technology sector, including Apple Computer (+56%).

■	Strong stock selection in the energy sector also supported the Fund’s relative performance.

Total Return   For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/31/96)

RCM Large-Cap Growth Fund Institutional Class	8.25%	-0.18%	—	8.13%
RCM Large-Cap Growth Fund Administrative Class	7.94%	-0.41%	—	7.87%
S&P 500 Index	8.62%	2.49%	—	7.52%
Lipper Large-Cap Growth Fund Average	5.43%	-1.22%	—	4.94%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$985.30	$983.30	$1,021.17	$1,019.93
Expenses Paid During Period	$3.59	$4.82	$3.66	$4.91

For each class of the Fund, expenses are equal to the expense ratio for the class (0.73% for Institutional Class, 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value   For periods ended 06/30/06

Sector Breakdown   as of 06/30/06*

Technology	19.8%
Financial Services	16.3%
Healthcare	15.8%
Energy	10.8%
Consumer Staples	7.4%
Consumer Discretionary	7.2%
Telecommunications	4.5%
Aerospace	4.4%
Other	12.0%
Cash & Equivalents — Net	1.8%

*         % of net assets as of June 30, 2006

10  RCM Funds Annual Report | 06.30.06

A G R O W T H S T O C K F U N D
Ticker Symbols: Instl: DRMCX Admin: DRMAX
RCM Mid-Cap Fund
(Unaudited)

■

RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

■	The Fund’s Institutional Class Shares returned 11.99% for the year ended June 30, 2006. The Fund’s benchmark, the Russell Midcap Index, returned 13.67% for the same period.

■

U.S. equity markets advanced sharply over the last year supported by robust merger and acquisition activity and strong corporate earnings growth. Concerns about inflation, interest rates hikes, and increasing energy and commodity prices contributed to equity market weakness during the second quarter of 2006.

■

While the Fund delivered solid absolute performance, relative performance was hurt over the one year period ended June 30, 2006 by stock selection in technology, consumer discretionary, industrials, and materials sectors. Stock selection within the consumer discretionary sector held back performance, and this was largely attributable to poor performance from XM Satellite Radio. The Fund continues to monitor the company’s subscriber growth and expense forecasts.

■

In contrast, there were some areas of strength in the Fund over this time period. In consumer staples, U.S. based Hansen Natural Corp., a leading new-age beverage company, continues to benefit from healthy energy drink trends and success in penetrating new markets in the United States. Hansen markets its energy drinks under a variety of brand names, including Monster Energy, Lost Energy, Hansen, and Junior Juice.

Total Return  For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception*† (11/06/79)

RCM Mid-Cap Fund Institutional Class	11.99%	1.47%	7.85%	15.34%
RCM Mid-Cap Fund Administrative Class	11.36%	1.09%	7.52%	15.03%
Russell Midcap Index	13.67%	9.92%	12.06%	14.98%
Russell Midcap Growth Index	13.03%	4.76%	8.46%	—
Lipper Mid-Cap Growth Fund Average	12.73%	2.82%	7.20%	12.49%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The inception of the RCM Mid-Cap Fund pre-dates the inception of the Russell Midcap Growth Index. As such, no number is presented for the inception period for the index.

† The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$996.70	$993.20	$1,021.08	$1,019.59
Expenses Paid During Period	$3.71	$5.19	$3.76	$5.26

For each class of the Fund, expenses are equal to the expense ratio for the class (0.75% for Institutional Class, 1.05% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	23.2%
Healthcare	14.4%
Energy	10.9%
Consumer Discretionary	9.9%
Financial Services	6.3%
Consumer Services	5.0%
Capital Goods	4.8%
Consumer Staples	4.6%
Other	18.4%
Cash & Equivalents — Net	2.5%

* % of net assets as of June 30, 2006

RCM Funds Annual Report | 06.30.06  11

A G R O W T H S T O C K F U N D
Ticker Symbols: Instl: ARCIX
RCM Small-Cap Growth Fund
(Unaudited)

■

RCM Small-Cap Growth Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small-sized U.S. companies with market capitalizations not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index.

■

The Fund’s Institutional Class Shares returned 7.27% for the 6-month period from its inception on December 30, 2005 through June 30, 2006. This return surpassed the Fund’s benchmark, the Russell 2000 Growth Index, which returned 6.07% for the same period.

■

U.S. equity markets advanced sharply over the year ended June 30, 2006, supported by robust merger and acquisition activity and strong corporate earnings growth. Equity markets began to fall during the second quarter of 2006, however, when investors became increasingly concerned about inflation, interest rates hikes, and increasing energy and commodity prices.

■

Relative performance was helped over the one year period ended June 30, 2006 by stock selection in consumer staples, financials, industrials, and materials stocks. For example, the Fund benefited from its position in Hansen Natural Corp, in the consumer staples sector. U.S. based Hansen Natural Corp., a leading new-age beverage company, continues to benefit from healthy energy drink trends and success in penetrating new markets in the United States. Hansen markets its energy drinks under a variety of brand names, including Monster Energy, Lost Energy, Hansen, and Junior Juice.

■

While the Fund delivered solid absolute and relative performance over the reporting period, there were some areas of weakness, including our underweight exposure in technology, especially heading in to the first quarter of 2006, when the sector delivered strong returns. Disappointing stock selection within technology also hindered relative performance.

Total Return   For periods ended 06/30/06 (*Cumulative Total Return)

	1 year	5 year	10 year	Inception* (12/30/05)

RCM Small-Cap Growth Fund Institutional Class	—	—	—	7.27%
Russell 2000 Growth Index	—	—	—	6.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance	Hypothetical Performance (5% return before expenses)

	Inst. Class	Inst. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,072.70	$1,019.14
Expenses Paid During Period	$5.86	$5.71

Expenses are equal to the expense ratio of 1.14% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Change in Value  For periods ended 06/30/06

Sector Breakdown  as of 06/30/06*

Technology	17.2%
Healthcare	14.9%
Financial Services	10.6%
Consumer Discretionary	10.5%
Energy	8.3%
Consumer Staples	5.5%
Consumer Services	5.1%
Transportation	5.0%
Other	18.6%
Cash & Equivalents — Net	4.3%

*         % of net assets as of June 30, 2006

12  RCM Funds Annual Report | 06.30.06

A G R O W T H S T O C K F U N D
Ticker Symbols: Instl: ANRIX
RCM Strategic Growth Fund
(Unaudited)

■	RCM Strategic Growth Fund seeks capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with all market capitalizations of at least $500 million.

■

The Fund’s Institutional Class Shares returned - 9.47% from its inception on March 31, 2006 through June 30, 2006. This return trailed the Fund’s benchmark, the Russell 1000 Growth Index, which returned -3.90% for the same period.

■

U.S. equity markets recorded respectable advances over the year ended June 30, 2006, supported by strong corporate earnings growth and a resilient economy. Equity markets began to fall during the second quarter of 2006, however, when investors became increasingly concerned about inflation, interest rates hikes, and increasing energy and commodity prices. Higher growth sectors such as technology and healthcare corrected the most in response to the change in investor sentiment.

■	The Fund’s overweight allocations to technology during this period hurt relative performance. The Fund was also hindered by underweight exposure to consumer staples.

■

Disappointing stock selection biotechnology (Neurocrine Biosciences, whose primary drug prospect, Indiplon was not approved, -84%) and communication equipment (Comverse Technology, which came under scrutiny for past option grant timing, -16%) were drags on performance. Alternative energy company, Energy Conversion Devices (fell along with many other solar focused companies, -26%), also held back returns.

■

Conversely, the Fund’s overweight to the overall energy sector contributed significantly to relative returns. Top performing stocks included representatives from several industry groups, including information technology services (Cognizant Technology, reported a strong quarter and outsourcing trends, +13%), internet (Google Inc., reflecting strong internet industry fundamentals and share gains, +8%), and consumer discretionary (Marriott, where pricing and occupancy continue to improve, +11%).

Total Return   For periods ended 06/30/06 (*Cumulative Total Return)

	1 year	5 year	10 year	Inception* (03/31/06)

RCM Strategic Growth Fund Institutional Class	—	—	—	-9.47%
RCM Strategic Growth Fund Administrative Class	—	—	—	-9.53%
Russell 1000 Growth Index	—	—	—	-3.90%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (03/31/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$905.30	$904.70	$1,009.30	$1,008.72
Expenses Paid During Period	$3.15	$3.70	$3.32	$3.90

Expenses are equal to the expense ratio for the class (1.31% for Institutional Class, 1.54% Administrative Class), multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since the Fund commenced operations).

Change in Value  For periods ended 06/30/06

Sector Breakdown as of 06/30/06*

Technology	21.1%
Healthcare	15.1%
Consumer Discretionary	7.4%
Financial Services	7.4%
Energy	6.2%
Telecommunications	6.2%
Consumer Staples	6.0%
Aerospace	3.5%
Other	12.9%
Cash & Equivalents — Net	14.2%

*         % of net assets as of June 30, 2006

RCM Funds Annual Report | 06.30.06  13

A S E C T O R - R E L A T E D S T O C K F U N D
Ticker Symbols: Instl: DRGTX Admin: DGTAX
RCM Technology Fund (Formerly RCM Global Technology Fund)
(Unaudited)

■

RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

■

The Fund’s Institutional Class Shares returned 8.08% for the year ended June 30, 2006. This return surpassed the 5.60% of the broad-based benchmark, the NASDAQ Composite Index and also exceeded the 3.81% return of the Fund’s narrow-based benchmark, the Goldman Sachs Technology Index.

■

Over the reporting period, the technology sector lagged with semiconductor and software companies providing the greatest drag on the sector’s performance. Geopolitical concerns, consecutive Federal Reserve Rate hikes, and general unease regarding the Fed’s ability to execute a ‘soft-landing,’ all added to the market’s propensity to take profits in assets deemed to be of higher risk.

■

The Fund’s outperformance over the past year was aided by stock selection within the semiconductor industry. Simultaneously shorting Intel Corp and overweighting SanDisk, both producers of semiconductor equipment, greatly contributed to the Fund’s returns. An allocation to Tencent Holdings Ltd., a leader in China’s Internet community, also added to the Fund’s returns.

■

The Fund’s strong absolute and relative performance was also aided by overweights in technology companies that provide services to the energy industry. A core holding in this area was Schlumberger, an oilfield services company providing technological and informational solutions to the petroleum industry.

■

An overweight exposure in biotechnology slightly held back the Fund’s performance over the reporting period. One stock in particular, Neurocrine Biosciences, a producer of drugs used in the treatment of neurological disorders, proved a drag on the Fund’s overall performance.

Total Return  For periods ended 06/30/06 (*Average Annual Total Return)

	1 year	5 year*	10 year*	Inception* (12/27/95)

RCM Technology Fund Institutional Class	8.08%	2.40%	15.00%	15.63%
RCM Technology Fund Administrative Class	7.82%	2.15%	14.71%	15.35%
NASDAQ Composite Index	5.60%	0.11%	6.25%	7.15%
Goldman Sachs Technology Index	3.81%	-5.00%	6.36%	7.49%
Lipper Science & Technology Fund Average	9.10%	-4.43%	6.67%	6.50%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index.

Annual Fund Operating Expenses   Please refer to page 5 herein for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)

	Inst. Class	Admin. Class	Inst. Class	Admin. Class

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$930.20	$929.10	$1,018.60	$1,017.36
Expenses Paid During Period	$5.98	$7.17	$6.26	$7.50

For each class of the Fund, expenses are equal to the expense ratio for the class (1.25% for Institutional Class, 1.50% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)

Change in Value  For periods ended 06/30/06

Sector Breakdown  as of 06/30/06*

Technology	53.4%
Telecommunications	14.1%
Energy	8.5%
Healthcare	4.6%
Consumer Discretionary	3.1%
Financial Services	1.5%
Consumer Services	0.7%
Communications	0.3%
Cash & Equivalents — Net	13.8%

*         % of net assets as of June 30, 2006

14  RCM Funds Annual Report | 06.30.06

Schedule of Investments
RCM Financial Services Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—95.8%

Consumer Services—5.3%
Axis Capital Holding Ltd.	1,800	$51
Everest Re Group Ltd.	1,050	91
Isewan Terminal Service Co., Ltd.	8,000	55

		197

Financial Services—90.5%
AFLAC, Inc.	1,200	56
Alabama National BanCorporation	600	41
Allied Irish Banks PLC ADR	1,220	59
American Express Co.	2,300	122
American International Group, Inc. (b)	5,790	342
Bank of Hawaii Corp.	1,100	55
Citigroup, Inc. (b)	3,950	191
City National Corp.	1,300	85
Endurance Specialty Holdings Ltd.	2,500	80
Erste Bank der Oesterreichischen Sparkassen AG	350	20
Federated Investors, Inc.	3,000	94
First Regional Bancorp (a)	210	18
Franklin Resources, Inc.	1,800	156
Genworth Financial, Inc., Class A	4,100	143
Golden West Financial Corp.	790	59
Goldman Sachs Group, Inc.	1,210	182
James River Group, Inc. (a)	1,800	45
Joyo Bank Ltd.	15,000	91
Lazard Ltd., Class A	4,100	166
National Australia Bank Ltd.	2,100	55
Nishi-Nippon City Bank Ltd.	11,000	53
Northern Trust Corp.	2,050	113
Nuveen Investments, Inc., Class A	1,800	77
Preferred Bank	1,600	86
Shizuoka Bank Ltd.	7,000	75
Signature Bank & Trust (a)	600	19
TIB Financial Corp.	1,000	32
U.S. Bancorp	9,090	281
UBS AG	550	60
Wachovia Corp.	3,520	190
Zions Bancorporation	3,960	309

		3,355

Total Common Stock (cost—$3,135)		3,552

	Principal Amount (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $147; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $152 including accrued interest (cost—$147)	$147	147

Total Investments before options written and securities sold short (cost—$3,282) (c)—99.8%		3,699

OPTIONS WRITTEN (a)—(0.0)%

Contracts

Put Options—(0.0)%
Everest Re Group Ltd. (CBOE) strike price $85, expires 10/21/06 (premiums received—$1)	5	(2)

	Shares	Value (000s)

SECURITIES SOLD SHORT—(0.5)%

Financial Services—(0.5)%
Fifth Third Bancorp (proceeds—$19)	475	$(17)

Total Investments net of options written and securities sold short (cost—$3,262)—99.3%		3,680

Other assets less liabilities—0.7%		26

Net Assets—100.0%		$3,706

Notes to Schedule of Investments:

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) Securities with an aggregate value of $409, which represents 11.03% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

See accompanying Notes to Financial Statements | 6.30.06 | RCM Funds Annual Report  15

Schedule of Investments
 RCM Global Resources Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—99.2%

Australia—3.9%
BHP Billiton Ltd.	9,600	$208
Rio Tinto Ltd.	1,970	114

		322

Bermuda—1.5%
Foster Wheeler Ltd. (a)	2,900	125

Brazil—4.0%
Companhia Vale do Rio Doce ADR	13,600	327

Canada—11.7%
Canadian Natural Resources Ltd.	7,670	424
Inco Ltd.	1,190	78
Suncor Energy, Inc.	3,704	300
Teck Cominco Ltd.	2,700	162

		964

Denmark—0.8%
Vestas Wind Systems A/S (a)	2,500	69

Finland—1.0%
Neste Oil Oyj	2,400	84

France—2.3%
Companie Generale de Geophysique S.A. (a)	1,100	189

Luxembourg—1.1%
Tenaris S.A. ADR	2,150	87

United Kingdom—4.9%
Rio Tinto PLC	2,400	126
Vedanta Resources PLC	4,300	109
Xstrata PLC	4,300	164

		399

United States—68.0%
Air Products & Chemicals, Inc.	2,170	139
Arch Coal, Inc.	5,070	215
Archer-Daniels-Midland Co.	1,770	73
Baker Hughes, Inc.	3,000	245
Basin Water, Inc. (a)	2,400	24
Burlington Northern Santa Fe Corp.	3,200	254
Ecolab, Inc.	4,700	191
Energy Conversion Devices, Inc. (a)	1,310	48
ENSCO International, Inc.	4,450	205
EOG Resources, Inc.	1,600	111
Evergreen Solar, Inc. (a)	5,500	71
Exxon Mobil Corp.	2,900	178
Fluor Corp.	1,360	126
Halliburton Co.	2,800	208
Joy Global, Inc.	3,000	156
MEMC Electronic Materials, Inc. (a)	2,300	86
National-Oilwell, Inc. (a)	3,600	228
Newfield Exploration Co. (a)	3,310	162
Noble Corp.	3,730	278
Noble Energy, Inc.	2,380	111
Ormat Technologies, Inc.	2,150	82
Peabody Energy Corp.	4,500	251
Phelps Dodge Corp.	2,700	222
Schlumberger Ltd.	5,100	332
Southwestern Energy Co. (a)	6,510	203
Sunpower Corp. (a)	1,510	42
Tesoro Corp.	2,650	197
Tetra Technologies, Inc. (a)	6,800	206
Transocean, Inc. (a)	3,100	249
Valero Energy Corp.	4,000	266

	Shares	Value (000s)

Weatherford International Ltd. (a)	5,600	$278
XTO Energy, Inc.	3,480	154

		5,591

Total Common Stock (cost—$7,019)		8,157

	Principal Amount (000s)

Repurchase Agreement—0.7%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $58; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07, valued at $59 including accrued interest (cost—$58)	$58	58

Total Investments (cost—$7,077) (b)—99.9%		8,215

Other assets less liabilities—0.1%		7

Net Assets—100.0%		$8,222

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Securities with an aggregate value of $1,062, which represents 12.92% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

16  RCM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
 RCM Global Small-Cap Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Austria—2.5%
Uniqa Versicherungen AG	61,000	$1,981
Wiener Staedtische Allgemeine Versicherung AG	29,404	1,729
Wienerberger AG	36,000	1,709

		5,419

Bermuda—0.7%
Orient-Express Hotels Ltd.	39,500	1,534

Brazil—0.7%
Banco Nossa Caixa S.A.	70,000	1,487

British Virgin Islands—0.5%
UTI Worldwide, Inc.	42,000	1,060

Canada—1.0%
Compton Petroleum Corp. (a)	89,000	1,029
Trican Well Service Ltd.	58,100	1,161

		2,190

Estonia—0.8%
Baltika AS	98,945	1,634

Finland—1.2%
FIM Group Oyj (a)	152,000	991
YIT Corp.	69,000	1,689

		2,680

France—5.3%
April Group	31,600	1,703
Boursorama (a)	110,000	1,329
Companie Generale de Geophysique S.A. (a)	12,920	2,217
Neopost S.A.	14,600	1,662
Pierre & Vacances	20,500	2,247
SR Teleperformance (b)	53,800	2,149

		11,307

Germany—9.1%
Cenit AG Systemhaus	53,219	2,103
Ersol Solar Energy AG (a)	23,000	1,399
Grenke Leasing AG	29,000	1,927
Hugo Boss AG	67,000	2,852
IDS Scheer AG	60,000	1,181
Leoni AG	61,000	2,291
Pfeiffer Vacuum Technology AG	39,000	2,463
Salzgitter AG	18,000	1,521
Software AG	41,000	2,130
Technotrans AG	73,500	1,781

		19,648

Greece—0.7%
JUMBO S.A.	111,260	1,393

Indonesia—0.6%
PT Kalbe Farma Tbk.	9,500,000	1,283

Ireland—0.8%
Kingspan Group PLC	98,100	1,713

Italy—2.7%
Azimut Holding SpA	209,100	2,177
Mariella Burani SpA	85,000	2,134
Tod’s SpA	20,400	1,528

		5,839

Japan—13.0%
ABC-Mart, Inc. (b)	82,000	1,730
Air Water, Inc.	37,000	373
Ardepro Co., Ltd. (b)	980	1,573
Asahi Intecc Co., Ltd.	56,800	1,510
Asahi Soft Drinks Co., Ltd. (b)	122,500	1,830
Bookoff Corp. (b)	55,500	991
Daifuku Co., Ltd.	89,500	1,478

	Shares	Value (000s)

Hoosiers Corp. (b)	1,155	$1,763
Japan Asia Investment Co., Ltd.	148,000	1,061
Musashi Seimitsu Industry Co., Ltd.	27,000	601
NIWS Co., Ltd. (a)	710	608
Park24 Co., Ltd. (b)	39,800	1,176
Ricoh Leasing Co., Ltd.	45,600	1,321
Ryohin Keikaku Co., Ltd.	21,500	1,768
Sankyu, Inc.	130,000	724
Sumitomo Titanium Corp. (b)	14,500	2,302
Take And Give Needs Co., Ltd.	1,110	1,330
Tokai Carbon Co., Ltd. (b)	184,000	1,032
Tokyo Tatemono Co., Ltd. (b)	113,000	1,212
Tsurumi Manufacturing Co., Ltd.	164,000	1,628
Village Vanguard Co., Ltd. (a)	260	2,000

		28,011

Netherlands—2.7%
Brunel International NV	59,900	2,155
Ordina NV	64,100	1,481
USG People NV	27,300	2,089

		5,725

Norway—1.8%
Aker Kvaerner ASA	23,300	2,187
Prosafe ASA	25,700	1,569

		3,756

Russia—1.7%
Kalina	21,800	807
OAO Pharmacy Chain 36.6 (a)	36,500	1,515
Seventh Continent	72,970	1,335

		3,657

Singapore—1.0%
Cosco Corp. Singapore Ltd.	1,958,000	1,564
First Engineering Ltd.	1,226,000	667

		2,231

South Africa—0.6%
Truworths International Ltd.	420,000	1,259

South Korea—2.8%
Daegu Bank	68,800	1,231
MegaStudy Co., Ltd.	27,500	2,677
Meritz Fire & Marine Insurance Co. Ltd.	372,600	2,215

		6,123

Spain—1.5%
Banco Pastor S.A.	143,200	1,874
Mecalux S.A.	41,100	1,416

		3,290

Sweden—1.0%
Capio AB (a)	120,660	2,165

Switzerland—4.2%
Bank Sarasin & Cie AG	655	1,724
Georg Fischer AG (a)	5,500	2,356
Jelmoli Holding AG	960	1,770
Lindt & Spruengli AG	110	2,299
St. Galler Kantonalbank	2,600	891

		9,040

United Kingdom—2.9%
Burren Energy PLC	76,720	1,236
C&C Group PLC	204,489	1,775
Carillion PLC	210,700	1,222
NETeller PLC (a)	90,000	990
Northgate Information Solutions PLC (a)	765,280	1,095

		6,318

	Shares	Value (000s)

United States—38.4%
Advanced Analogic Technologies, Inc. (a)(b)	79,250	$831
Advisory Board Co. (a)	23,200	1,116
Affiliated Managers Group, Inc. (a)(b)	24,700	2,146
Arena Resources, Inc. (a)(b)	34,500	1,183
BE Aerospace, Inc. (a)	73,700	1,685
Beacon Roofing Supply, Inc. (a)	34,500	759
Brady Corp.	38,500	1,418
Bronco Drilling Co., Inc. (a)	35,850	749
Carpenter Technology Corp.	12,630	1,459
Carter’s, Inc. (a)	45,660	1,207
Central European Distribution Corp. (a)(b)	82,500	2,076
Central European Media Enterprises Ltd., Class A (a)	23,690	1,497
Central Garden and Pet Co. (a)	38,000	1,636
Conor Medsystems, Inc. (a)(b)	44,690	1,233
CROCS, Inc. (a)(b)	48,680	1,224
Energy Conversion Devices, Inc. (a)(b)	34,740	1,266
Evergreen Solar, Inc. (a)(b)	104,180	1,352
Gardner Denver, Inc. (a)	55,000	2,117
GFI Group, Inc. (a)	32,500	1,753
GMX Resources, Inc. (a)(b)	26,790	828
Guitar Center, Inc. (a)	25,490	1,134
Haemonetics Corp. (a)	29,470	1,371
Hansen Natural Corp. (a)(b)	15,400	2,932
Heartland Payment Systems, Inc. (a)(b)	56,370	1,572
Heico Corp.	48,000	1,139
Hibbett Sporting Goods, Inc. (a)	46,100	1,102
Jones Lang LaSalle, Inc. (b)	20,920	1,832
Knight Transportation, Inc.	116,500	2,353
Life Time Fitness, Inc. (a)	33,100	1,532
Men’s Wearhouse, Inc.	34,800	1,054
Metal Management, Inc.	48,700	1,491
Micros Systems, Inc. (a)	48,200	2,105
NeuStar, Inc., Class A (a)	35,000	1,181
Old Dominion Freight Line, Inc. (a)	62,650	2,355
PSS World Medical, Inc. (a)	66,900	1,181
Psychiatric Solutions, Inc. (a)(b)	60,900	1,745
Rackable Systems, Inc. (a)	26,000	1,027
RBC Bearings, Inc. (a)	52,200	1,185
Redback Networks, Inc. (a)	54,500	999
RightNow Technologies, Inc. (a)(b)	92,500	1,543
Ruth’s Chris Steak House (a)	73,200	1,495
Scientific Games Corp. (a)(b)	35,300	1,257
Signature Bank & Trust (a)	45,200	1,464
Superior Energy Services (a)	52,070	1,765
Superior Well Services, Inc. (a)	48,400	1,205
Transaction Systems Architects, Inc. (a)	65,200	2,718
United Natural Foods, Inc. (a)(b)	54,800	1,809
Universal Compression Holdings, Inc. (a)	31,700	1,996
Varian Semi-conductor Equipment Assoc., Inc. (a)	43,400	1,415
VCA Antech, Inc. (a)	52,200	1,667
Virginia Commerce Bancorp (a)(b)	71,400	1,706
Volcom, Inc. (a)(b)	46,600	1,491
Warrior Energy Service Corp. (a)	44,750	1,089
Washtec AG (a)	59,800	1,010
WebSideStory, Inc. (a)(b)	41,000	500
World Fuel Services Corp.	35,000	1,599

		82,554

Total Common Stock (cost—$178,480)		211,316

See accompanying Notes to Financial Statements | 6.30.06 | RCM Funds Annual Report  17

Schedule of Investments (cont.)
RCM Global Small-Cap Fund
 June 30, 2006

	Shares	Value (000s)

EXCHANGE-TRADED FUND (b)—1.0%

iShares Russell 2000 Index Fund (cost—$2,157)	31,500	$2,265

SHORT-TERM INVESTMENTS—20.4%

Collateral Invested for Securities on Loan (c)—19.5%
Allianz Dresdner Daily Asset Fund (d)	41,886,960	41,887

	Principal Amount (000s)

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $2,040;collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $2,081 including accrued interest (cost—$2,039)	$2,039	2,039

Total Short-Term Investments (cost—$43,926)		43,926

Total Investments (cost—$224,563) (e)—119.6%		257,507

Liabilities in excess of other assets—(19.6)%		(42,259)

Net Assets—100.0%		$215,248

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $39,935; cash collateral of $41,887 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $114,872, which represents 53.37% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

18  RCM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
RCM International Growth Equity Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.3%

Australia—4.4%
Alumina Ltd. (b)	120,675	$605
Brambles Industries Ltd. (b)	99,325	812
Rio Tinto Ltd. (b)	35,250	2,040

		3,457

Belgium—1.0%
KBC Groep NV	7,475	802

Canada—1.3%
Canadian Natural Resources Ltd.	18,500	1,023

France—13.2%
Accor S.A.	14,325	871
Arkema (a)	555	22
BNP Paribas	11,000	1,052
Business Objects S.A. (a)	42,000	1,142
Christian Dior S.A.	8,057	789
Companie Generale de Geophysique S.A. (a)	2,394	411
Groupe Danone	6,500	825
Sanofi-Aventis S.A.	13,800	1,344
Schneider Electric S.A.	10,000	1,041
Total S.A.	26,300	1,728
Vinci S.A.	11,700	1,203

		10,428

Germany—9.3%
BAYER AG	22,094	1,014
Commerzbank AG	24,000	871
Continental AG	8,000	816
Hypo Real Estate Holding AG	12,500	758
Merck KGaA (b)	9,500	862
SAP AG	5,201	1,094
Schwarz Pharma AG	8,500	762
Siemens AG	13,426	1,166

		7,343

Greece—1.1%
National Bank of Greece S.A.	22,000	849

Hong Kong—2.6%
Cheung Kong Ltd.	72,000	781
Li & Fung Ltd.	305,800	622
Television Broadcasting Ltd.	106,000	655

		2,058

Italy—2.6%
Banca Intesa SpA	130,050	759
Unicredito Italiano SpA	161,675	1,264

		2,023

Japan—23.7%
Canon, Inc.	8,100	397
Fanuc Ltd.	10,800	970
IBIDEN Co., Ltd.	12,200	587
Joyo Bank Ltd.	100,000	608
Keyence Corp.	2,800	715
Kubota Corp.	43,000	409
Kuraray Co., Ltd.	71,000	797
Mitsubishi Tokyo Financial Group, Inc.	147	2,061
Mitsui Fudosan Co., Ltd.	37,000	804
Mizuho Financial Group, Inc.	170	1,442
NGK INSULATORS Ltd.	48,000	562
Nidec Corp.	11,300	811
Nikko Cordial Corp.	45,500	581
Nissan Motor Co., Ltd.	97,000	1,064
Orix Corp.	3,600	878
Rakuten, Inc.	900	536

	Shares	Value (000s)

Resona Holdings, Inc.	260	$821
Ricoh Co., Ltd.	36,000	706
Sharp Corp.	53,000	838
SMC Corp.	4,600	652
T&D Holdings, Inc.	12,500	1,008
Takeda Pharmaceutical Co., Ltd.	15,100	940
Takefuji Corp.	9,340	557

		18,744

Netherlands—3.6%
ING Groep NV	24,802	973
Koninklijke (Royal) KPN NV	81,407	915
Royal Numico NV	20,950	940

		2,828

Norway—1.8%
Statoil ASA	48,750	1,390

Singapore—0.9%
SembCorp Industries Ltd.	351,520	721

South Korea—0.9%
Samsung Electronics Co., Ltd.	1,080	686

Sweden—3.8%
Atlas Copco AB, Class A	50,000	1,392
Telefonaktiebolaget LM Ericsson, Class B	478,000	1,578

		2,970

Switzerland—13.6%
ABB Ltd.	88,000	1,143
Credit Suisse Group	16,693	931
Holcim Ltd.	13,500	1,035
Nestle S.A.	2,485	779
Novartis AG	37,400	2,018
Panalpina Welttransport Holding AG	8,500	791
Roche Holdings AG	12,630	2,084
UBS AG	9,675	1,059
Zurich Financial Services AG (b)	4,000	876

		10,716

United Kingdom—13.5%
Barclays PLC	87,592	993
BHP Billiton PLC	64,450	1,254
Cadbury Schweppes PLC	101,400	977
Carnival PLC	18,800	764
Diageo PLC	60,012	1,008
Reckitt Benckiser PLC	27,125	1,012
Serco Group PLC	128,600	760
Shire PLC	50,074	732
Sportingbet PLC	92,309	671
Vedanta Resources PLC	23,400	594
Vodafone Group PLC	275,540	586
Xstrata PLC	35,005	1,332

		10,683

United States—1.0%
Synthes, Inc.	6,800	819

Total Common Stock (cost—$66,182)		77,540

PREFERRED STOCK—0.9%

Germany—0.9%
Fresenius AG, 1.18% (cost—$710)	4,500	749

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS (c)—7.1%

Collateral Invested for Securities on Loan—7.1%
Canadian Imperial Bank, 5.34% due 7/3/06	$1,123	$1,123
Citigroup Global Markets, Inc., 5.383% due 7/3/06	2,000	2,000
KKR Atlantic Funding Trust, 5.323% due 7/21/06	1,500	1,493
Morgan Stanley, 5.392% due 7/10/06	1,000	1,000

Total Short-Term Investments (cost—$5,617)		5,616

Total Investments (cost—$72,509) (d)—106.3%		83,905

Liabilities in excess of other assets—(6.3)%		(4,985)

Net Assets—100.0%		$78,920

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $4,879; cash collateral of $5,587 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Securities with an aggregate value of $75,382, which represents 95.52% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

See accompanying Notes to Financial Statements | 6.30.06 | RCM Funds Annual Report  19

Schedule of Investments
RCM Large-Cap Growth Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—98.2%

Aerospace—4.4%
Boeing Co.	131,000	$10,730
United Technologies Corp.	213,450	13,537

		24,267

Capital Goods—4.4%
Fluor Corp.	94,175	8,752
General Electric Co.	460,750	15,186

		23,938

Consumer Discretionary—7.2%
Coach, Inc. (a)	212,775	6,362
Federated Department Stores, Inc.	191,000	6,990
J.C. Penney Co., Inc.	134,275	9,065
Target Corp. (b)	133,150	6,507
Walgreen Co.	233,000	10,448

		39,372

Consumer Services—1.6%
Marriott International, Inc., Class A	226,000	8,615

Consumer Staples—7.4%
Colgate-Palmolive Co.	162,125	9,711
PepsiCo, Inc.	267,650	16,070
Procter & Gamble Co.	265,850	14,781

		40,562

Energy—10.8%
Canadian Natural Resources Ltd.	167,525	9,278
Halliburton Co. (b)	149,000	11,057
Schlumberger Ltd. (b)	143,500	9,343
Transocean, Inc. (a)	137,850	11,072
Valero Energy Corp.	121,550	8,085
Weatherford International Ltd. (a)	207,650	10,304

		59,139

Financial Services—16.3%
AFLAC, Inc.	210,450	9,755
American International Group, Inc.	197,125	11,640
Citigroup, Inc.	354,775	17,114
Franklin Resources, Inc.	99,975	8,679
Genworth Financial, Inc., Class A	78,700	2,742
Legg Mason, Inc.	53,600	5,334
Merrill Lynch & Co., Inc.	155,450	10,813
U.S. Bancorp	406,900	12,565
Zions Bancorporation	140,550	10,955

		89,597

Healthcare—15.8%
Aetna, Inc.	179,000	7,148
Allergan, Inc.	65,500	7,026
Amgen, Inc. (a)	84,875	5,536
Genentech, Inc. (a)	84,425	6,906
Gilead Sciences, Inc. (a)(b)	174,800	10,341
Novartis AG ADR	151,900	8,191
Pfizer, Inc.	393,500	9,235
Shire Pharmaceuticals Group PLC ADR	148,075	6,549
Teva Pharmaceutical Industries Ltd. ADR	201,100	6,353
UnitedHealth Group, Inc.	122,000	5,463
Wyeth	193,900	8,611
Zimmer Holdings, Inc. (a)(b)	101,125	5,736

		87,095

	Shares	Value (000s)

Multi-Media—3.4%
Univision Communications, Inc., Class A (a)	261,775	$8,769
Walt Disney Co.	336,650	10,100

		18,869

Technology—19.8%
Apple Computer, Inc. (a)	184,075	10,514
Autodesk, Inc. (a)	240,000	8,270
Cognizant Technology Solutions Corp., Class A (a)	97,300	6,555
Corning, Inc. (a)	339,000	8,201
Google, Inc., Class A (a)	34,700	14,551
Hewlett-Packard Co.	495,500	15,698
Marvell Technology Group Ltd. (a)(b)	102,600	4,548
Microsoft Corp.	317,500	7,398
Motorola, Inc.	468,500	9,440
SanDisk Corp. (a)(b)	107,200	5,465
Seagate Technology, Inc. (a)(b)	178,000	4,030
Texas Instruments, Inc. (b)	202,925	6,147
Yahoo!, Inc. (a)(b)	238,000	7,854

		108,671

Telecommunications—4.5%
AT&T, Inc. (b)	407,500	11,365
Cisco Systems, Inc. (a)	440,625	8,605
QUALCOMM, Inc.	123,000	4,929

		24,899

Transportation—2.6%
Burlington Northern Santa Fe Corp.	73,400	5,817
FedEx Corp.	73,325	8,569

		14,386

Total Common Stock (cost—$492,914)		539,410

SHORT-TERM INVESTMENTS—12.9%

Collateral Invested for Securities on Loan (d)—11.0%
Allianz Dresdner Daily Asset Fund (e)	55,276,132	55,276

	Principal Amount (000s)

Beta Finance, Inc., Series 3, 5.363% due 8/1/06, FRN (c)	$2,000	2,000
Morgan Stanley, 5.21% due 2/2/07, FRN	3,000	3,000

		60,276

Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $10,659; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $10,871 including accrued interest (cost—$10,655)	10,655	10,655

Total Short-Term Investments (cost—$70,931)		70,931

Total Investments (cost—$563,845)—111.1%		610,341

Liabilities in excess of other assets—(11.1)%		(60,924)

Net Assets—100.0%		$549,417

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $58,415; cash collateral of $60,297 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with the cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

20  RCM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments
RCM Mid-Cap Fund
 June 30, 2006

	Shares	Value (000s)

COMMON STOCK—97.5%

Building/Construction—1.5%
Foster Wheeler Ltd. (a)	38,500	$1,663

Capital Goods—4.8%
Cooper Industries Ltd., Class A	20,400	1,895
Ingersoll-Rand Co., Ltd., Class A	9,300	398
Intermec, Inc. (a)(b)	48,200	1,106
Rockwell Automation, Inc.	29,000	2,088

		5,487

Communications—2.7%
NeuStar, Inc., Class A (a)	38,800	1,309
NII Holdings, Inc., Class B (a)	30,800	1,737

		3,046

Consumer Discretionary—9.9%
Burger King Holdings, Inc. (a)(b)	84,500	1,331
Coach, Inc. (a)	58,400	1,746
Dick’s Sporting Goods, Inc. (a)(b)	48,100	1,905
Guitar Center, Inc. (a)	6,300	280
J.C. Penney Co., Inc.	8,900	601
Nordstrom, Inc. (b)	22,700	828
Polo Ralph Lauren Corp., Class A	40,800	2,240
Ross Stores, Inc. (b)	84,320	2,365

		11,296

Consumer Services—5.0%
Alliance Data Systems Corp. (a)	2,900	170
Corporate Executive Board Co.	12,200	1,222
Everest Re Group Ltd.	11,350	983
Getty Images, Inc. (a)(b)	28,500	1,810
UTI Worldwide, Inc.	47,006	1,186
XM Satellite Radio Holdings, Inc., Class A (a)	25,600	375

		5,746

Consumer Staples—4.6%
Clorox Co. (b)	20,800	1,268
Hansen Natural Corp. (a)(b)	13,400	2,551
United Natural Foods, Inc. (a)	41,600	1,374

		5,193

Energy—10.9%
Arch Coal, Inc.	26,990	1,144
Cameron International Corp. (a)	21,600	1,032
ENSCO International, Inc. (b)	49,200	2,264
National-Oilwell, Inc. (a)	39,300	2,488
Noble Energy, Inc.	8,800	412
Peabody Energy Corp.	27,500	1,533
Southwestern Energy Co. (a)	60,000	1,870
Tesoro Corp.	16,200	1,205
Weatherford International Ltd. (a)	9,900	491

		12,439

Environmental Services—1.2%
Republic Services, Inc.	33,900	1,368

Financial Services—6.3%
Affiliated Managers Group, Inc. (a)(b)	5,970	519
City National Corp.	17,430	1,135
Federated Investors, Inc.	41,250	1,299
Lazard Ltd., Class A (b)	58,050	2,345
Northern Trust Corp. (b)	4,850	268
Zions Bancorporation	20,080	1,565

		7,131

	Shares	Value (000s)

Healthcare—14.4%
Allergan, Inc.	23,186	$2,487
Biogen Idec, Inc. (a)	20,700	959
Celgene Corp. (a)(b)	38,990	1,849
Cytyc Corp. (a)	36,400	923
Endo Pharmaceuticals Holdings, Inc. (a)	44,800	1,477
Forest Laboratories, Inc. (a)	6,300	244
Health Net, Inc. (a)	21,500	971
Medco Health Solutions, Inc. (a)	29,080	1,666
Medimmune, Inc. (a)	26,800	726
Nektar Therapeutics, Inc. (a)(b)	30,400	558
Quest Diagnostics, Inc. (b)	5,500	330
Resmed, Inc. (a)	6,000	282
Shire Pharmaceuticals Group PLC ADR	48,100	2,127
Theravance, Inc. (a)	19,900	455
Varian Medical Systems, Inc. (a)	27,100	1,283

		16,337

Hotels/Gaming—3.7%
Starwood Hotels & Resorts Worldwide, Inc.	40,100	2,420
Station Casinos, Inc.	27,100	1,845

		4,265

Materials & Processing—3.8%
Air Products & Chemicals, Inc.	5,200	333
Ecolab, Inc.	7,400	300
Precision Castparts Corp.	41,400	2,474
Rohm & Haas Co.	23,700	1,188

		4,295

Metals & Mining—1.2%
Phelps Dodge Corp.	17,200	1,413

Multi-Media—1.9%
Univision Communications, Inc., Class A (a)	63,000	2,110

Technology—23.2%
Activision, Inc. (a)(b)	168,966	1,923
Ametek, Inc.	36,700	1,739
Autodesk, Inc. (a)	61,000	2,102
Broadcom Corp., Class A (a)(b)	38,600	1,160
CheckFree Corp. (a)	26,300	1,303
Cognizant Technology Solutions Corp., Class A (a)	25,810	1,739
Cognos, Inc. (a)	24,100	686
Eclipsys Corp. (a)(b)	50,100	910
Energy Conversion Devices, Inc. (a)(b)	19,400	707
Fisher Scientific International, Inc. (a)(b)	19,500	1,424
Global Payments, Inc.	23,400	1,136
Intersil Corp.	38,400	893
Lam Research Corp. (a)	20,300	946
Marvell Technology Group Ltd. (a)(b)	13,200	585
McAfee, Inc. (a)	14,700	357
MEMC Electronic Materials, Inc. (a)	15,520	582
Microchip Technology, Inc.	38,900	1,305
National Semi-conductor Corp. (b)	71,000	1,693
Red Hat, Inc. (a)	29,110	681
Redback Networks, Inc. (a)(b)	42,000	770
SanDisk Corp. (a)(b)	42,700	2,177
Seagate Technology, Inc. (a)(b)	66,500	1,506

		26,324

	Shares	Value (000s)

Telecommunications—1.5%
Ciena Corp. (a)	91,200	$439
Finisar Corp. (a)(b)	396,600	1,297

		1,736

Transportation—0.9%
Landstar System, Inc.	21,400	1,011

Total Common Stock (cost—$108,133)		110,860

SHORT-TERM INVESTMENTS—29.2%

Collateral Invested for Securities on Loan (c)—25.7%
Allianz Dresdner Daily Asset Fund (d)	29,167,946	29,168

	Principal Amount (000s)

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $4,037; collateralized by Freddie Mac, 2.875%, due 5/15/07, valued at $4,116 including accrued interest cost—$4,035)	$4,035	4,035

Total Short-Term Investments (cost—$33,203)		33,203

Total Investments (cost—$141,336)—126.7%		144,063

Liabilities in excess of other assets—(26.7)%		(30,379)

Net Assets—100.0%		$113,684

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $28,177; cash collateral of $29,168 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

See accompanying Notes to Financial Statements | 6.30.06 | RCM Funds Annual Report  21

Schedule of Investments
RCM Small-Cap Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—95.7%

Aerospace—2.0%
BE Aerospace, Inc. (a)	1,700	$39
HEICO Corp.	1,110	26

		65

Automotive —1.0%
LKQ Corp. (a)	1,670	32

Building/Construction—1.1%
Beacon Roofing Supply, Inc. (a)	1,545	34

Capital Goods—1.8%
Gardner Denver, Inc. (a)	1,180	45
Intevac, Inc. (a)	600	13

		58

Chemicals—1.0%
Airgas, Inc.	850	32

Commercial Products—1.6%
H&E Equipment Services, Inc. (a)	600	18
Heartland Payment Systems, Inc. (a)(b)	1,150	32

		50

Communications—1.0%
NeuStar, Inc., Class A (a)	980	33

Consumer Discretionary—10.5%
Carter’s, Inc. (a)	1,100	29
Central European Distribution Corp. (a)(b)	1,800	45
Cosi, Inc. (a)	1,800	11
CROCS, Inc. (a)(b)	1,152	29
DSW, Inc. (a)(b)	580	21
Guitar Center, Inc. (a)	450	20
Hibbett Sporting Goods, Inc. (a)	1,040	25
Pool Corp.	610	27
Red Robin Gourmet Burgers, Inc. (a)(b)	720	31
Ruth’s Chris Steak House (a)	1,250	25
Tractor Supply Co. (a)	300	17
Volcom, Inc. (a)	660	21
World Fuel Services Corp.	770	35

		336

Consumer Services—5.1%
Advisory Board Co. (a)	470	23
Central European Media Enterprises Ltd., Class A (a)	300	19
Corporate Executive Board Co.	200	20
Labor Ready, Inc. (a)	700	16
Life Time Fitness, Inc. (a)	590	27
Monro Muffler Brake, Inc.	670	22
Orient-Express Hotels Ltd.	980	38

		165

Consumer Staples—5.5%
Central Garden and Pet Co. (a)	900	39
Hansen Natural Corp. (a)	540	103
United Natural Foods, Inc. (a)	1,100	36

		178

Diversified Manufacturing—1.5%
Actuant Corp.	540	27
Presstek, Inc. (a)	2,380	22

		49

	Shares	Value (000s)

Electronics—2.6%
Brady Corp.	840	$31
LaBarge, Inc. (a)	1,030	14
Measurement Specialties, Inc. (a)	890	20
Multi-Fineline Electronix, Inc. (a)	530	17

		82

Energy—8.3%
Arena Resources, Inc. (a)	810	28
Basic Energy Services, Inc. (a)	930	28
Bronco Drilling Co., Inc. (a)	1,020	21
Evergreen Solar, Inc. (a)(b)	2,050	27
GMX Resources, Inc. (a)	600	19
Superior Energy Services (a)	800	27
Superior Well Services, Inc. (a)	1,240	31
Tetra Technologies, Inc. (a)	1,170	35
Universal Compression Holdings, Inc. (a)	510	32
Warrior Energy Service Corp. (a)	800	20

		268

Financial Services—10.6%
Affiliated Managers Group, Inc. (a)(b)	560	49
BankAtlantic Bancorp, Inc.	1,190	18
Digital Insight Corp. (a)	900	31
GFI Group, Inc. (a)	590	32
Mercantile Bank Corp.	819	32
Signature Bank & Trust (a)	1,070	35
SWS Group, Inc.	700	17
Thomas Weisel Partners Group, Inc. (a)	950	18
Tower Group, Inc.	1,020	31
United Community Banks, Inc.	1,390	42
Virginia Commerce Bancorp (a)(b)	1,530	36

		341

Healthcare—14.9%
Adolor Corp. (a)	450	11
Alkermes, Inc. (a)	850	16
Angiodynamics, Inc. (a)	570	15
Arthrocare Corp. (a)	350	15
Conor Medsystems, Inc. (a)	1,000	28
Cotherix, Inc. (a)(b)	1,420	12
DexCom, Inc. (a)(b)	1,000	14
Genomic Health, Inc. (a)	830	10
Haemonetics Corp. (a)	640	30
HealthExtras, Inc. (a)	1,020	31
Horizon Health Corp. (a)	660	14
Illumina, Inc. (a)	1,260	37
Integra LifeSciences Holdings Corp. (a)	630	24
National Medical Health Card Systems, Inc. (a)	900	12
NightHawk Radiology Holdings, Inc. (a)	601	11
NitroMed, Inc. (a)(b)	1,400	7
Option Care, Inc.	1,700	20
PSS World Medical, Inc. (a)	1,760	31
Psychiatric Solutions, Inc. (a)	1,110	32
Symbion, Inc. (a)	1,300	27
US Physical Therapy, Inc. (a)	780	11
VCA Antech, Inc. (a)	1,340	43
Viasys Healthcare, Inc. (a)	1,120	29

		480

	Shares	Value (000s)

Manufacturing—0.8%
RBC Bearings, Inc. (a)	1,200	$27

Materials & Processing—3.0%
Carpenter Technology Corp.	350	40
Metal Management, Inc.	800	25
RTI International Metals, Inc. (a)	560	31

		96

Technology—17.2%
Advanced Analogic Technologies, Inc. (a)	1,300	14
Coherent, Inc. (a)	840	28
Eclipsys Corp. (a)	980	18
Electronics for Imaging, Inc. (a)	1,050	22
Energy Conversion Devices, Inc. (a)	760	28
iRobot Corp. (a)(b)	900	22
Jack Henry & Assoc., Inc.	1,250	24
Micros Systems, Inc. (a)	790	34
Omnicell, Inc. (a)	1,250	17
Online Resources Corp. (a)	2,100	22
PMC-Sierra, Inc. (a)	2,000	19
Rackable Systems, Inc. (a)	600	24
Redback Networks, Inc. (a)	700	13
RightNow Technologies, Inc. (a)(b)	2,090	35
Silicon Motion Technology Corp. ADR (a)	1,300	19
Standard Microsystems Corp. (a)	800	17
Supertex, Inc. (a)	680	27
Transaction Systems Architects, Inc. (a)	1,540	64
Trident Microsystems, Inc. (a)	720	14
Ultimate Software Group, Inc. (a)	820	16
Varian Semi-conductor Equipment Assoc., Inc. (a)	1,170	38
WebSideStory, Inc. (a)	1,080	13
Witness Systems, Inc. (a)	1,250	25

		553

Telecommunications—1.2%
Aeroflex, Inc. (a)	2,140	25
Finisar Corp. (a)(b)	4,450	14

		39

Transportation—5.0%
Knight Transportation, Inc.	2,130	43
Landstar System, Inc.	790	37
Old Dominion Freight Line, Inc. (a)	1,400	53
UTI Worldwide, Inc.	1,100	28

		161

Total Common Stock (cost—$2,914)		3,079

SHORT-TERM INVESTMENTS—16.3%

Collateral Invested for Securities on Loan (c)—11.5%
Allianz Dresdner Daily Asset Fund (d)	370,972	371

22 RCM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
RCM Small-Cap Growth Fund
 June 30, 2006

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $153; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $159 including accrued interest (cost—$153)	$153	$153

Total Short-Term Investments (cost—$524)		524

Total Investments (cost—$3,438)—112.0%		3,603

Liabilities in excess of other assets—(12.0)%		(385)

Net Assets—100.0%		$3,218

Notes to Schedule of Investments
(amounts in thousands):

(a) Non-income producing.

(b) All or portion on loan with an aggregate market value of $355; cash collateral of $371 was received with which the Fund purchased short-term investments.

(c) Security purchased with the cash proceeds from the securities on loan.

(d) Affiliated fund.

Glossary:

ADR — American Depositary Receipt

See accompanying Notes to Financial Statements | 6.30.06 | RCM Funds Annual Report  23

Schedule of Investments
 RCM Strategic Growth Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—84.4%

Aerospace—3.5%
Boeing Co.	480	$39
General Dynamics Corp.	480	32
United Technologies Corp. (b)	610	39

		110

Capital Goods—2.1%
Danaher Corp.	490	31
Fluor Corp.	373	35

		66

Communications—0.4%
Focus Media Holding Ltd. ADR (a)	190	12

Consumer Discretionary—7.4%
Coach, Inc. (a)	1,050	31
J.C. Penney Co., Inc.	577	39
Nintendo Co., Ltd.	283	48
Starbucks Corp. (a)	820	31
Under Armour, Inc. (a)	580	25
Walgreen Co.	1,050	47
Walt Disney Co.	410	12

		233

Consumer Services—1.6%
Corporate Executive Board Co.	344	34
Marriott International, Inc., Class A	406	16

		50

Consumer Staples—6.0%
Clorox Co.	150	9
Colgate-Palmolive Co. (b)	530	32
Hansen Natural Corp. (a)	170	31
PepsiCo, Inc. (b)	1,166	70
Procter & Gamble Co.	827	46

		188

Energy—6.2%
Baker Hughes, Inc.	302	25
BHP Billiton Ltd. ADR	710	31
Conergy AG	30	2
Evergreen Solar, Inc. (a)	480	6
Halliburton Co.	170	13
National-Oilwell, Inc. (a)	197	12
Peabody Energy Corp.	660	37
QCells AG (a)	10	1
Schlumberger Ltd.	370	24
Solar World AG	40	2
Suntech Power Holdings Co., Ltd. ADR (a)	660	19
Valero Energy Corp.	187	12
Weatherford International Ltd. (a)	250	12

		196

Financial Services—6.5%
AFLAC, Inc.	670	31
Chicago Mercantile Exchange Holdings, Inc.	76	37
DBS Group Holdings Ltd.	2,900	33
JP Morgan Chase & Co.	146	6
Lazard Ltd., Class A	800	33
Legg Mason, Inc.	310	31
U.S. Bancorp	880	27
Wells Fargo & Co.	92	6

		204

	Shares	Value (000s)

Healthcare—15.1%
Abbott Laboratories	820	$36
Aetna, Inc.	860	34
Allergan, Inc.	360	39
AstraZeneca PLC ADR	660	40
Caremark Rx, Inc.	610	30
Celgene Corp. (a)(b)	1,740	82
Conor Medsystems, Inc. (a)	790	22
Genentech, Inc. (a)	480	39
Gilead Sciences, Inc. (a)(b)	1,056	62
Johnson & Johnson	1,040	63
St. Jude Medical, Inc. (a)	840	27

		474

Hotels/Gaming—1.7%
Starwood Hotels & Resorts Worldwide, Inc.	883	53

Materials & Processing—1.1%
Alcan, Inc.	260	12
Precision Castparts Corp.	400	24

		36

Metals & Mining—1.2%
Anglo Platinum Ltd.	370	39

Multi-Media—1.7%
News Corp., Class B	1,550	31
Univision Communications, Inc., Class A (a)(b)	705	24

		55

Oil & Gas—0.4%
Cameron International Corp. (a)	280	13

Technology—20.8%
Apple Computer, Inc. (a)	610	35
Autodesk, Inc. (a)	810	28
Cerner Corp. (a)(b)	1,320	49
Chartered Semi-conductor Manufacturing Ltd. ADR (a)(b)	2,730	24
CheckFree Corp. (a)(b)	960	48
Cisco Systems, Inc. (a)	2,210	43
Citrix Systems, Inc. (a)	610	24
Cognizant Technology Solutions Corp., Class A (a)	630	42
Ctrip.com International Ltd. ADR	360	18
Energy Conversion Devices, Inc. (a)	510	19
Fairchild Semi-conductor International, Inc. (a)	700	13
Google, Inc., Class A (a)(b)	300	126
Hewlett-Packard Co.	200	6
Mercury Interactive Corp. (a)	530	19
Network Appliance, Inc. (a)	530	18
NVIDIA Corp. (a)	580	12
QLogic Corp. (a)	1,080	19
Red Hat, Inc. (a)	1,580	37
Seagate Technology, Inc. (a)	560	13
Tencent Holdings Ltd.	11,000	23
Yahoo!, Inc. (a)	1,160	38
Yahoo! Japan Corp.	1	1

		655

Telecommunications—6.2%
Amdocs Ltd. (a)	1,180	43
AT&T, Inc.	1,120	32
Ciena Corp. (a)	7,010	34
Comverse Technology, Inc. (a)	2,190	43
NII Holdings, Inc., Class B (a)	335	19
Qwest Communications International, Inc. (a)	3,110	25

		196

	Shares	Value (000s)

Transportation—2.5%
Burlington Northern Santa Fe Corp.	447	$35
Landstar System, Inc.	800	38
United Parcel Service, Inc., Class B	56	5

		78

Total Common Stock (cost—$2,647)		2,658

EXCHANGE-TRADED FUND—0.2%
Oil Service HOLDRs Trust (cost—$7)	45	7

WARRANTS (a)—1.2%

	Units

Technology—1.2%
Merrill Lynch — Motech Industries, Inc.,	1,190	28
Expires 2/11/08

Merrill Lynch—
Powerchip Semi-conductor Corp., Expires 2/19/09	13,100	9

Total Warrants (cost—$34)		37

	Principal Amount (000s)

Repurchase Agreement—21.4%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $672; collateralized by Federal Home Loan Bank, 4.125%, due 10/19/07, valued at $689 including accrued interest (cost—$672)	$672	672

OPTIONS PURCHASED (a)—1.4%

	Contracts

Call Options—1.4%
Cisco Systems, Inc. (CBOE), strike price $17.50, expires 1/19/08	5	2
Clorox Co. (CBOE), strike price $60, expires 1/20/07	10	5
strike price $60, expires 1/19/08	9	7
Colgate-Palmolive Co. (CBOE), strike price $60, expires 2/17/07	1	—	(c)
Corporate Executive Board Co. (CBOE), strike price $100, expires 9/16/06	1	1
Hewlett-Packard Co. (CBOE), strike price $30, expires 1/19/08	28	19
JP Morgan Chase & Co. (CBOE), strike price $40, expires 1/19/08	13	8
Micron Technology, Inc. (CBOE), strike price $12.50, expires 1/19/08	5	3

Total Options Purchased (cost—$46)		45

Total Investments before options written (cost—$3,406) (d)—108.6%		3,419

24  RCM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments (cont.)
 RCM Strategic Growth Fund
 June 30, 2006

	Contracts	Value (000s)

OPTIONS WRITTEN (a)—(0.4)%

Call Options—(0.3)%
Alcan, Inc. (CBOE), strike price $50, expires 8/19/06	2	$(1)
Apple Computer, Inc. (CBOE), strike price $60, expires 8/19/06	1	— (c)
strike price $60, expires 1/20/07	1	(1)
Astrazeneca PLC (CBOE), strike price $60, expires 8/19/06	1	— (c)
Autodesk, Inc. (CBOE), strike price $37.50, expires 8/19/06	1	— (c)
Cisco Systems, Inc. (CBOE), strike price $20, expires 10/21/06	4	(1)
Clorox Co. (CBOE), strike price $65, expires 10/21/06	21	(3)
Corporate Executive Board Co. (CBOE), strike price $110, expires 9/16/06	2	— (c)
JP Morgan Chase & Co. (CBOE), strike price $42.50, expires 9/16/06	13	(2)
Marriott International, Inc. (CBOE), strike price $40, expires 10/21/06	3	— (c)
Peabody Energy Corp. (CBOE), strike price $65, expires 1/20/07	2	(1)

		(9)

Put Options—(0.1)%
Autodesk, Inc. (CBOE), strike price $32.50, expires 8/19/06	1	— (c)
Landstar Systems, Inc. (CBOE), strike price $45, expires 10/21/06	2	— (c)
Marvell Technology Group Ltd. (CBOE), strike price $42.50, expires 11/18/06	5	(2)
Oil Service HOLDERS Trust (CBOE), strike price $125, expires 1/20/07		— (c)

		(2)

Total Options Written (premiums received—$16)		(11)

Total Investments net of options written (cost—$3,390)—108.2%		3,408

Liabilities in excess of other assets—(8.2)%		(258)

Net Assets—100.0%		$3,150

Notes to Schedule of Investments

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written.

(c) Market value less than $500.

(d) Securities with an aggregate value of $149, which represents 4.72% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

See accompanying Notes to Financial Statements | 6.30.06 | RCM Funds Annual Report  25

Schedule of Investments
 RCM Technology Fund
June 30, 2006

	Shares	Value (000s)

COMMON STOCK—83.6%

Communications—0.3%
Focus Media Holding Ltd. ADR (a)	58,260	$3,796

Consumer Discretionary—3.1%
Matsushita Electric Industrial Co., Ltd.	276,800	5,844
Nintendo Co., Ltd.	190,915	32,078

		37,922

Consumer Services—0.7%
DreamWorks Animation SKG, Inc., Class A (a)(c)	379,240	8,685

Energy—8.5%
Baker Hughes, Inc.	151,490	12,399
Cameron International Corp. (a)	206,860	9,882
Diamond Offshore Drilling, Inc. (c)	133,350	11,192
Halliburton Co. (b)(c)	166,840	12,381
National-Oilwell, Inc. (a)(b)	92,000	5,826
Schlumberger Ltd. (c)	233,240	15,186
Suntech Power Holdings Co., Ltd. ADR (a)(c)	522,040	14,748
Valero Energy Corp.	204,560	13,607
Weatherford International Ltd. (a)(c)	199,150	9,882

		105,103

Healthcare—4.6%
Celgene Corp. (a)(c)	658,210	31,219
Conor Medsystems, Inc. (a)	142,000	3,918
Gilead Sciences, Inc. (a)	370,530	21,920

		57,057

Technology—52.3%
Adobe Systems, Inc. (a)	1,000	30
Apple Computer, Inc. (a)(b)	489,130	27,939
Autodesk, Inc. (a)(b)	732,000	25,225
Cerner Corp. (a)(b)(c)	876,290	32,519
Chartered Semi-conductor Manufacturing Ltd. (a)(c)	36,000,000	31,209
Chartered Semi-conductor Manufacturing Ltd. ADR (a)	10,000	87
CheckFree Corp. (a)	506,610	25,108
Citrix Systems, Inc. (a)(b)	641,820	25,763
Cognizant Technology Solutions Corp., Class A (a)	608,970	41,026
Cognos, Inc. (a)	599,770	17,063
Comverse Technology, Inc. (a)(c)	2,245,100	44,386
Ctrip.com International Ltd. ADR (c)	357,460	18,248
Elpida Memory, Inc. (a)(c)	113,300	4,263
Energy Conversion Devices, Inc. (a)(c)	420,010	15,301
Fairchild Semi-conductor International, Inc. (a)	680,500	12,365
Google, Inc., Class A (a)(b)(c)	168,550	70,678
Hewlett-Packard Co.	1,000	32
Marvell Technology Group Ltd. (a)(b)(c)	307,500	13,632
Mercury Interactive Corp. (a)	500,000	17,485
Micron Technology, Inc. (a)(c)	1,073,800	16,171
Network Appliance, Inc. (a)(c)	605,450	21,372
NVIDIA Corp. (a)	449,000	9,690
QLogic Corp. (a)	1,450,080	24,999
Red Hat, Inc. (a)(c)	2,062,520	48,263
Salesforce.com, Inc. (a)(c)	100	3

	Shares	Value (000s)

Samsung Electronics Co., Ltd.	4,040	$2,564
Seagate Technology, Inc. (a)	437,000	9,891
SINA Corp. (a)(c)	105,890	2,645
Symantec Corp. (a)	786,560	12,223
Telvent GIT S.A. (a)	530,260	6,729
Tencent Holdings Ltd.	16,350,000	34,594
Yahoo!, Inc. (a)	992,000	32,736
Yahoo! Japan Corp.	10	5

		644,244

Telecommunications—14.1%
Amdocs Ltd. (a)(b)	1,488,330	54,473
American Tower Corp. (a)	1,000	31
Ciena Corp. (a)(c)	6,525,150	31,386
Cisco Systems, Inc. (a)	2,018,460	39,421
NII Holdings, Inc., Class B (a)	393,000	22,157
Qwest Communications International, Inc. (a)	3,300,000	26,697

		174,165

Total Common Stock (cost—$879,450)		1,030,972

WARRANTS (a)—2.6%
	Units

Technology—2.6%

Merrill Lynch—Hon Hai Precision Industry Co., Expires 11/17/10	999,600	6,175
Merrill Lynch—Motech Industries, Inc., Expires 2/8/11	542,880	12,777

Merrill Lynch—Powerchip Semi-conductor Corp., Expires 2/19/09	20,064,760	13,168

Total Warrants (cost—$30,306)		32,120

SHORT-TERM INVESTMENTS—32.3%
	Shares

Collateral Invested for Securities on Loan (e)—16.1%
Allianz Dresdner Daily Asset Fund (f)	157,831,783	157,832

	Principal Amount (000s)

Bayerische Landesbank, 5.373% due 1/24/07, FRN	$1,000	1,000
Beta Finance, Inc., Series 3, 5.363% due 8/1/06, FRN (d)	2,000	2,000
Goldman Sachs Group L.P., Series 2, 5.219% due 9/15/06, FRN (d)	16,000	16,003
Morgan Stanley,
5.21% due 2/2/07, FRN	5,000	5,000
5.393% due 7/10/06	5,000	5,000
Northern Rock PLC, 5.169% due 2/2/07, FRN (d)	2,000	2,000
Sigma Finance, Inc., 5.369% due 4/5/07, FRN (d)	10,000	10,004

		198,839

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—16.2%
State Street Bank & Trust Co., dated 6/30/06, 4.90%, due 7/3/06, proceeds $199,206; collateralized by Federal Home Loan Bank, 3.875%, due 6/8/07-9/14/07, valued at $124,384 including accrued interest; and Fannie Mae, 3.00%, due 8/15/07, valued at $78,725 including accrued interest (cost—$199,125)	$199,125	$199,125

Total Short-Term Investments (cost—$397,961)		397,964

OPTIONS PURCHASED (a)—1.4%
	Contracts

Call Options—1.4%
Hewlett Packard Co. (CBOE) strike price $25, expires 1/20/07 (cost—$8,396)	22,430	17,720

Total Investments before options written and securities sold short (cost—$1,316,113) (g)—119.9%		1,478,776

OPTIONS WRITTEN (a)—(0.3)%

Call Options—(0.2)%
Ctrip.com International Ltd. (CBOE) strike price $55, expires 9/16/06	1,787	(527)
Hewlett Packard Co. (CBOE) strike price $32.50, expires 8/19/06	11,215	(1,458)

		(1,985)

Put Options—(0.1)%
Marvell Technology Group Ltd. (CBOE) strike price $42.50, expires 11/18/06	3,083	(1,141)

Total Options Written (premiums received—$2,908)		(3,126)

SECURITIES SOLD SHORT (a)—(0.4)%

	Shares

Capital Goods—(0.4)%
Intermec, Inc. (proceeds—$5,120)	212,210	(4,868)

Total Investments net of options written and securities sold short (cost—$1,308,085)—119.2%		1,470,782

Liabilities in excess of other assets—(19.2)%		(237,335)

Net Assets—100.0%		$1,233,447

26  RCM Funds Annual Report | 6.30.06 | See accompanying Notes to Financial Statements

Schedule of Investments(cont.)
 RCM Technology Fund
June 30, 2006

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or partial amount segregated as collateral for options written and securities sold short.

(c) All or portion on loan with an aggregate market value of $188,039; cash collateral of $198,866 was received with which the Fund purchased short-term investments.

(d) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) Affiliated fund.

(g) Securities with an aggregate value of $110,557, which represents 8.96% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

ADR — American Depositary Receipt

CBOE — Chicago Board Options Exchange

FRN — Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2006.

See accompanying Notes to Financial Statements | 6.30.06 |  RCM Funds Annual Report  27

Statements of Assets and Liabilities
June 30, 2006

Amounts in thousands, except per share amounts	RCM Financial Services Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

Assets:
Investments, at value	$3,699	$8,215	$257,507	$83,905	$610,341	$144,063
Repurchase agreement, at value	—	—	—	—	—	—
Cash	—	1	135	—	4	1
Foreign currency, at value	1	—	275	2,087	—	—
Securities lending interest receivable (net)	—	—	27	10	3	3
Receivable for investments sold	55	52	571	4,662	2,283	2,039
Receivable for Fund shares sold	—	14	917	85	1,433	52
Dividends and interest receivable (net of foreign taxes)	6	6	192	106	445	26

	3,761	8,288	259,624	90,855	614,509	146,184

Liabilities:
Payable for investments purchased	$33	$58	$1,454	$4,663	$4,099	$3,226
Payable for securities sold short	17	—	—	—	—	—
Overdraft due to custodian	—	—	—	1,459	—	—
Options written, at value	2	—	—	—	—	—
Payable for Fund shares redeemed	—	—	689	86	339	32
Payable for collateral for securities on loan	—	—	41,887	5,616	60,276	29,168
Advisory fee payable	2	5	172	31	200	44
Administration fee payable	1	3	83	36	127	24
Distribution fee payable	—	—	53	30	24	4
Servicing fee payable	—	—	38	14	27	2

	55	66	44,376	11,935	65,092	32,500

Net Assets	$3,706	$8,222	$215,248	$78,920	$549,417	$113,684

Net Assets Consist of:
Paid-in-capital	$3,059	$6,266	$184,863	$182,944	$484,095	$442,721
Undistributed (dividend in excess of) net investment income	28	4	(132)	—	1,167	—
Accumulated net realized gain (loss)	202	814	(2,431)	(115,422)	17,659	(331,764)
Net unrealized appreciation of investments, options written and foreign currency transactions	417	1,138	32,948	11,398	46,496	2,727

	$3,706	$8,222	$215,248	$78,920	$549,417	$113,684

Net Assets:
Institutional Class	$3,706	$5,963	$23,763	$7,177	$350,125	$101,757
Administrative Class	—	—	—	363	63,534	470
Other Classes	—	2,259	191,485	71,380	135,758	11,457

Shares Issued and Outstanding:
Institutional Class	305	349	835	556	25,321	34,016
Administrative Class	—	—	—	28	4,613	160
Other Classes	—	133	6,963	5,689	9,993	4,012

Net Asset Value and Redemption Price Per Share
Institutional Class	$12.15	$17.08	$28.45	$12.91	$13.83	$2.99
Administrative Class	—	—	—	13.00	13.77	2.94

Cost of Investments	$3,282	$7,077	$224,563	$72,509	$563,845	$141,336

Cost of Repurchase Agreements	$—	$—	$—	$—	$—	$—

Cost of Foreign Currency	$1	$—	$274	$2,084	$—	$—

Premium Received from Options Written	$1	$—	$—	$—	$—	$—

Proceeds on Securities Sold Short	$19	$—	$—	$—	$—	$—

28  RCM Funds Annual Report | 6.30.06  |  See accompanying Notes to Financial Statements

RCM Small-Cap Growth Fund	RCM Strategic Growth Fund	RCM Technology Fund

$3,603	$2,747	$1,279,651
—	672	199,125
—	1	—
—	—	283
1	—	33
23	1,095	152,284
—	—	1,308
—	1	216

3,627	4,516	1,632,900

$35	$1,351	$188,171
—	—	4,868
—	—	—
—	11	3,126
—	—	2,733
371	—	198,836
2	3	923
1	1	413
—	—	199
—	—	184

409	1,366	399,453

$3,218	$3,150	$1,233,447

$3,000	$3,471	$1,276,684
—	—	(1,067)
53	(338)	(204,869)

165	17	162,699

$3,218	$3,150	$1,233,447

$3,218	$2,714	$323,919
—	9	24,685
—	427	884,843

200	200	8,807
—	1	673
—	32	24,818

$16.09	$13.57	$36.78
—	13.56	36.67

$3,438	$2,734	$1,116,988

$—	$672	$199,125

$—	$—	$280

$—	$16	$2,908

$—	$—	$5,120

See accompanying Notes to Financial Statements  |  6.30.06  |  RCM Funds Annual Report  29

Statements of Operations
Year Ended June 30, 2006

Amounts in thousands	RCM Financial Services Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

Investment Income:
Dividends, net of foreign withholding taxes	$72	$58	$1,312	$1,301	$5,847	$688
Interest	4	8	279	19	345	84
Securities lending income (net)	—	—	268	48	62	39
Miscellaneous income	—	—	5	—	—	—
Total Income	76	66	1,864	1,368	6,254	811

Expenses:
Investment advisory fees	25	39	1,515	342	2,490	616
Administration fees	9	20	726	401	1,569	344
Distribution and/or servicing fees - Administrative Class	—	—	—	1	173	—
Distribution and/or servicing fees - Other Classes	—	2	795	493	471	68
Dividends on securities sold short	1	—	—	—	—	—
Trustees’ fees	—	1	15	8	61	14
Interest expense	—	—	—	3	—	6
Shareholder communications expense	1	1	25	9	65	13
Organizational expense	—	—	—	—	—	—
Tax expense	—	—	—	—	13	—
Miscellaneous expense	—	—	2	—	—	—
Total Expenses	36	63	3,078	1,257	4,842	1,061
Reimbursement by Adviser	—	—	—	—	—	—
Net Expenses	36	63	3,078	1,257	4,842	1,061

Net Investment Income (Loss)	$40	$3	$(1,214)	$111	$1,412	$(250)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	211	1,090	5,361	7,518	41,654	20,414
Options written	3	—	—	—	—	—
Securities sold short	8	—	—	—	—	—
Foreign currency transactions	—	1	(128)	(52)	—	—
Payments from Affiliates**	—	—	14	—	—	626
Net change in unrealized appreciation/depreciation of:
Investments	222	562	19,166	8,715	(2,480)	(5,403)
Options written	2	—	—	—	—	—
Securities sold short	1	—	—	—	—	—
Foreign currency transactions	—	—	7	4	—	—
Net Realized and Change in Unrealized Gain (Loss)	447	1,653	24,420	16,185	39,174	15,637

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$487	$1,656	$23,206	$16,296	$40,586	$15,387

**	See Note 9
†	For the period March 31, 2006 (commencement of operation) through June 30, 2006.
#	For the period December 31, 2005 (commencement of operation) through June 30, 2006.

30  RCM Funds Annual Report  |  6.30.06  |  See accompanying Notes to Financial Statements

RCM Small-Cap Growth Fund#	RCM Strategic Growth Fund†	RCM Technology Fund

$3	$2	$2,489
2	6	2,835
2	—	1,118
—	—	4
7	8	6,446

14	8	11,844
4	2	5,361
—	—	42
—	—	5,271
—	—	280
—	—	143
—	—	5
—	—	147
93	83	—
—	—	—
—	—	—
111	93	23,093
(93)	(83)	—
18	10	23,093

$(11)	$(2)	$(16,647)

64	(337)	122,233
—	(7)	(23,680)
—	6	(2,925)
—	—	(1,327)
—	—	837

165	12	4,244
—	5	(1,008)
—	—	(397)
—	—	1
229	(321)	97,978

$218	$(323)	$81,331

See accompanying Notes to Financial Statements  |  6.30.06  |  RCM Funds Annual Report  31

Statements of Changes in Net Assets

Amounts in thousands	RCM Financial Services Fund		RCM Global Resources Fund

Increase (Decrease) in Net Assets from:	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

Investment Operations:
Net investment income (loss)	$40	$32	$3	$14
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	222	(5)	1,091	446
Payments from Affiliates**	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	225	192	562	576

Net increase resulting from investment operations	487	219	1,656	1,036

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(32)	—	—	—
Administrative Class	—	—	—	—
Other Classes	—	—	—	—
Net realized gains
Institutional Class	(27)	—	(737)	—
Administrative Class	—	—	—	—
Other Classes	—	—	—	—
Total Dividends and Distributions to Shareholders	(59)	—	(737)	—

Fund Share Transactions:
Shares sold
Institutional Class	—	3,000	—	3,000

Administrative Class	—	—	—	—
Other Classes	—	—	3,668	—
Issued in reinvestment of dividends and distributions
Institutional Class	59	—	737	—
Administrative Class	—	—	—	—
Other Classes	—	—	—	—
Cost of shares redeemed
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Other Classes	—	—	(1,138)	—
Net increase (decrease) from Fund share transactions	59	3,000	3,267	3,000

Fund Redemption Fees	—	—	—	—

Total Increase (Decrease) in Net Assets	487	3,219	4,186	4,036

Net Assets:
Beginning of year	3,219	—	4,036	—

End of year*	$3,706	$3,219	$8,222	$4,036

* Including undistributed (dividend in excess of) net investment income of:	$28	$27	$4	$461

** See Note 9

32  RCM Funds Annual Report  |  6.30.06  |  See accompanying Notes to Financial Statements

RCM Global Small-Cap Fund		RCM International Growth Equity Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund

Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2006	Year ended June 30, 2005

$(1,214)	$(445)	$111	$489	$1,412	$2,315	$(250)	$(336)

5,233	4,062	7,466	18,259	41,654	19,940	20,414	10,675
14	—	—	—	—	—	626	—

19,173	5,339	8,719	(10,726)	(2,480)	973	(5,403)	(7,006)

23,206	8,956	16,296	8,022	40,586	23,228	15,387	3,333

—	—	(119)	(490)	(1,269)	(941)	—	—
—	—	—	(3)	(74)	(168)	—	—
—	—	(527)	(351)	(15)	(107)	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(646)	(844)	(1,358)	(1,216)	—	—

8,779	7,156	4,177	6,484	93,911	98,727	15,508	20,179
—	—	—	—	21,967	30,059	516	—
140,443	50,625	18,466	11,934	57,702	36,532	5,010	2,735

—	—	116	486	1,169	867	—	—
—	—	—	3	74	168	—	—
—	—	460	311	15	102	—	—

(5,502)	(5,448)	(3,593)	(46,308)	(97,016)	(136,456)	(43,202)	(133,021)
—	—	(33)	(53)	(28,469)	(54,362)	(42)	—
(42,311)	(20,563)	(14,312)	(14,855)	(47,340)	(48,250)	(2,721)	(3,037)
101,409	31,770	5,281	(41,998)	2,013	(72,613)	(24,931)	(113,144)

60	28	3	7	6	19	2	3

124,675	40,754	20,934	(34,813)	41,247	(50,582)	(9,542)	(109,808)

90,573	49,819	57,986	92,799	508,170	558,752	123,226	233,034

$215,248	$90,573	$78,920	$57,986	$549,417	$508,170	$113,684	$123,226

$(132)	$(39)	$—	$(20)	$1,167	$1,100	$—	$—

See accompanying Notes to Financial Statements  |  6.30.06  |  RCM Funds Annual Report  33

Statements of Changes in Net Assets (cont.)

Amounts in thousands	RCM Small-Cap Growth Fund		RCM Strategic Growth Fund	RCM Technology Fund

	Period from December 30, 2005 to June 30, 2006	†	Period from March 31, 2006 to June 30, 2006 †	Year ended June 30, 2006	Year ended June 30, 2005
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(11)		$(2)	$(16,647)	$(6,898)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	64		(338)	94,301	55,125
Payments from Affiliates**	—		—	837	13
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	165		17	2,840	(37,848)
Net increase (decrease) resulting from investment operations	218		(323)	81,331	10,392

Fund Share Transactions:
Shares sold
Institutional Class	3,000		3,000	155,010	137,789
Administrative Class	—		10	40,290	57
Other Classes	—		463	275,260	160,368
Issued in reorganization
Institutional Class	—		—	—	31,105
Administrative Class	—		—	—	1,634
Other Classes	—		—	—	571,034
Cost of shares redeemed
Institutional Class	—		—	(110,330)	(122,182)
Administrative Class	—		—	(15,817)	(313)
Other Classes	—		—	(357,893)	(152,133)
Net increase (decrease) from Fund share transactions	3,000		3,473	(13,480)	627,359

Fund Redemption Fees	—		—	233	127

Total Increase in Net Assets	3,218		3,150	68,084	637,878

Net Assets:
Beginning of period	—		—	1,165,363	527,485

End of period*	$3,218		$3,150	$1,233,447	$1,165,363

* Including undistributed (dividend in excess of) net investment income of:	$—		$—	$(1,067)	$(141)

**	See Note 9
†	Commencement of operations

34  RCM Funds Annual Report  | 6.30.06 | See accompanying Notes to Financial Statements

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Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains Capital	Tax Basis Return of Capital

RCM Financial Services Fund
Institutional Class
6/30/2006	$10.73	$0.13	$1.49	$1.62	$(0.11)	$(0.09)	$—
6/30/2005	10.00	0.11	0.62	0.73	—	—	—
RCM Global Resources Fund
Institutional Class
6/30/2006	$13.45	$0.01	$6.08	$6.09	$—	$(2.46)	$—
6/30/2005	10.00	0.05	3.40	3.45	—	—	—
RCM Global Small-Cap Fund
Institutional Class
6/30/2006	$22.84	$(0.06)	$5.66	$5.60	$—	$—	$—
6/30/2005	19.86	(0.01)	2.98	2.97	—	—	—
6/30/2004	13.66	(0.05)	6.24	6.19	—	—	—
6/30/2003	13.27	(0.06)	0.41	0.35	—	—	—
6/30/2002	16.21	(0.13)	(2.81)	(2.94)	—	—	—
RCM International Growth Equity Fund
Institutional Class
6/30/2006	$10.14	$0.12	$2.88	$3.00	$(0.23)	$—	$—
6/30/2005	9.45	0.10	0.70	0.80	(0.11)	—	—
6/30/2004	7.52	0.09	1.95	2.04	(0.12)	—	—
6/30/2003	8.34	0.06	(0.88)	(0.82)	(0.06)	—	—
6/30/2002	11.07	0.02	(2.50)	(2.48)	(0.25)	—	—
Administrative Class
6/30/2006	$10.04	$0.08	$2.88	$2.96	$—	$—	$—
6/30/2005	9.36	0.11	0.67	0.78	(0.10)	—	—
6/30/2004	7.46	0.05	1.95	2.00	(0.10)	—	—
6/30/2003	8.33	0.02	(0.86)	(0.84)	(0.03)	—	—
2/05/2002 - 6/30/2002	8.32	0.04	(0.03)	0.01	—	—	—
RCM Large-Cap Growth Fund
Institutional Class
6/30/2006	$12.82	$0.06	$1.00	$1.06	$(0.05)	$—	$—
6/30/2005	12.24	0.07	0.55	0.62	(0.04)	—	—
6/30/2004	10.95	0.04	1.30	1.34	(0.05)	—	—
6/30/2003	10.95	0.06	(0.02)	0.04	(0.03)	—	(0.01)
6/30/2002	14.18	0.04	(3.25)	(3.21)	(0.02)	—	—
Administrative Class
6/30/2006	$12.77	$0.02	$0.99	$1.01	$(0.01)	$—	$—
6/30/2005	12.21	0.04	0.54	0.58	(0.02)	—	—
6/30/2004	10.94	0.01	1.30	1.31	(0.04)	—	—
6/30/2003	10.94	0.04	(0.01)	0.03	(0.03)	—	—
2/05/2002 - 6/30/2002	12.30	—	(1.36)	(1.36)	—	—	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative expense was reduced by 0.15%.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(d)	Less than $0.01 per share.
(e)

Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.45 and 24.55%, respectively.

36  RCM Funds Annual Report  |   6.30.06  |  See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.20)	$—		$12.15		15.09%		$3,706	0.99%		1.00%		1.13%	58%
—	—		10.73		7.30		3,219	1.07	(b)	1.61	(b)	1.04	86

$(2.46)	$—	(d)	$17.08		47.81%		$5,963	1.07%		1.07%		0.07%	128%
—	—		13.45		34.50		4,036	1.10	(c)	1.58	(c)	0.41	128

$—	$0.01		$28.45	(e)	24.61	%(e)	$23,763	1.37%		1.37%		(0.22)%	73%
—	0.01		22.84		15.00		16,392	1.42	(c)	1.42	(c)	(0.05)	96
—	0.01		19.86		45.39		12,749	1.40		1.40		(0.25)	111
—	0.04		13.66		2.94		3,964	1.41		1.41		(0.47)	183
—	—		13.27		(18.09)		5,354	1.61		2.46		(1.04)	326

$(0.23)	$—	(d)	$12.91		29.82%		$7,177	0.98%		0.98%		1.02%	79%
(0.11)	—		10.14		8.47		4,928	1.07	(c)	1.07	(c)	1.01	138
(0.12)	0.01		9.45		27.31		40,343	1.04		1.04		1.05	90
(0.06)	0.06		7.52		(9.02)		20,803	1.09		1.09		0.83	86
(0.25)	—		8.34		(22.56)		72,858	1.08		1.17		0.17	261
$—	$—	(d)	$13.00		29.49%		$363	1.23%		1.23%		0.70%	79%
(0.10)	—		10.04		8.32		308	1.35	(c)	1.35	(c)	1.15	138
(0.10)	—		9.36		26.93		335	1.29		1.29		0.56	90
(0.03)	—		7.46		(10.01)		482	1.36		1.36		0.24	86
—	—		8.33		0.12		12,166	1.42	*	1.42	*	1.19 *	261

$(0.05)	$—	(d)	$13.83		8.25%		$350,125	0.72%		0.72%		0.41%	74%
(0.04)	—		12.82		5.05		326,773	0.75	(c)	0.75	(c)	0.60	118
(0.05)	—		12.24		12.25		350,355	0.76		0.76		0.33	82
(0.04)	—		10.95		0.41		276,210	0.75		0.75		0.58	25
(0.02)	—		10.95		(22.68)		173,021	0.75		0.83		0.33	36

$(0.01)	$—	(d)	$13.77		7.94%		$63,534	0.97%		0.97%		0.15%	74%
(0.02)	—		12.77		4.79		64,592	1.00	(c)	1.00	(c)	0.36	118
(0.04)	—		12.21		11.95		84,940	1.01		1.01		0.09	82
(0.03)	—		10.94		0.30		77,886	1.00		1.00		0.36	25
—	—		10.94		(11.06)		18,216	1.00	*	1.00	*	(0.05)*	36

See accompanying Notes to Financial Statements | 6.30.06 | RCM Funds Annual Report  37

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return

RCM Mid-Cap Fund
Institutional Class
6/30/2006	$2.67	$— (d)	$0.32	$0.32	$—	(d)	$2.99	(e)	11.99	%(e)
6/30/2005	2.55	—	0.12	0.12	—		2.67		4.71
6/30/2004	2.09	(0.01)	0.47	0.46	—		2.55		22.01
6/30/2003	2.01	(0.01)	0.09	0.08	—		2.09		3.98
6/30/2002	2.78	(0.01)	(0.76)	(0.77)	—		2.01		(27.70)
Administrative Class
6/30/2006	$2.64	$(0.01)	$0.31	$0.30	$—	(d)	$2.94	(f)	11.36	%(f)
6/30/2005	2.53	(0.01)	0.12	0.11	—		2.64		4.35
6/30/2004	2.07	(0.01)	0.47	0.46	—		2.53		22.22
6/30/2003	2.00	(0.01)	0.08	0.07	—		2.07		3.50
2/05/2005 - 6/30/2002	2.28	(0.01)	(0.27)	(0.28)	—		2.00		(12.28)
RCM Small-Cap Growth Fund
Institutional Class
12/30/2005 - 6/30/2006	$15.00	$(0.06)	$1.15	$1.09	$—	(d)	$16.09		7.27	%#
RCM Strategic Growth Fund
Institutional Class
3/31/2006† - 6/30/2006	$15.00	$(0.01)	$(1.42)	$(1.43)	$—		$13.57		(9.47	)%#
Administrative Class
3/31/2006† - 6/30/2006	$15.00	$(0.02)	$(1.42)	$(1.44)	$—		$13.56		(9.53	)%#
RCM Technology Fund
Institutional Class
6/30/2006	$34.03	$(0.29)	$3.03	$2.74	$0.01		$36.78	(g)	8.08	%(g)
6/30/2005	32.81	(0.28)	1.50	1.22	—		34.03		3.72
6/30/2004	24.60	(0.35)	8.56	8.21	—		32.81		33.37
6/30/2003	20.68	(0.18)	4.10	3.92	—		24.60		18.96
6/30/2002	$32.64	(0.23)	(11.73)	(11.96)	—		20.68		(36.68)
Administrative Class
6/30/2006	$34.01	$(0.39)	$3.04	$2.65	$0.01		$36.67	(h)	7.82	%(h)
3/31/2005 - 6/30/2005	32.82	(0.05)	1.24	1.19	—		34.01		3.63

*	Annualized
#	Not annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative expense was reduced by 0.10%.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(d)	Less than $0.01 per share
(e)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.97 and 11.37%, respectively.

(f)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.92 and 10.74%, respectively.

(g)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.76 and 8.01%, respectively.

(h)

Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.65 and 7.75%, respectively.

38  RCM Funds Annual Report  | 6.30.06 | See accompanying Notes to Financial Statements

Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$101,757	0.75%		0.75%		(0.13)%	161%
114,914	0.79	(c)	0.79	(c)	(0.17)	147
224,577	0.78		0.78		(0.36)	145
224,615	0.78		0.78		(0.46)	132
350,827	0.77		0.81		(0.47)	142

$470	1.04%		1.04%		(0.42)%	161%
12	1.04	(c)	1.04	(c)	(0.41)	147
11	1.03		1.03		(0.60)	145
9	1.04		1.04		(0.69)	132
9	1.02	*	1.02	*	(0.86)*	142

$3,218	1.14	%*	7.03	%*	(0.68)%*	49%

$2,714	1.31	%*	11.45	%*	(0.29)%*	113%

$9	1.55	%*	11.69	%*	(0.53)%*	113%

$323,919	1.24%		1.24%		(0.75)%	272%
261,860	1.32	(b)	1.32	(b)	(0.87)	238
207,205	1.36		1.36		(1.16)	206
105,151	1.36		1.36		(0.92)	237
116,387	1.29		1.29		(0.85)	343

$24,685	1.50%		1.50%		(0.98)%	272%
1,360	1.50	*	1.50	*	(0.61)*	238

See accompanying Notes to Financial Statements  |  6.30.06  |   RCM Funds Annual Report  39

Notes to Financial Statements
June 30, 2006

1. Organization

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of the funds managed by RCM Capital Management (the “Sub-Adviser”). Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

          Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

          In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

          The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ net asset values are determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

          The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

40  RCM Funds Annual Report | 6.30.06

These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

          Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency. The Fund’s accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: RCM Financial Services Fund — $440; RCM Global Resources Fund — $1,848; RCM Global Small-Cap Fund — $149,791; RCM International Growth Equity Fund — $149,470; RCM Large-Cap Growth Fund — $30,904; RCM Mid-Cap Fund — $581; RCM Strategic Growth Fund — $15; and RCM Technology Fund — $65,140.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts. Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

          Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

6.30.06 | RCM Funds Annual Report  41

Notes to Financial Statements (cont.)
 June 30, 2006

Securities Lending. Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2006 was $292,693. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

          Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary of Allianz AG and an affiliate of the Trust, is the securities lending agent for the Trust.

Short Sales. The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

          The Sub-Adviser, under the supervision of the Adviser, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the Sub-Adviser in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee*

	All Classes	Inst’l Class(1)		Admin. Class(1)		Class A, B and C(2)		Class D(2)		Class R(2)

RCM Financial Services Fund	0.70%	0.25%		N/A		N/A		N/A		N/A
RCM Global Resources Fund	0.70%	0.35%		N/A		N/A		N/A		N/A
RCM Global Small-Cap Fund	1.00%	0.35%		N/A		0.50%		0.50%		N/A
RCM International Growth Equity Fund	0.50%	0.45%		0.45%		0.60%		0.60%		N/A
RCM Large-Cap Growth Fund	0.45%	0.25%		0.25%		0.40%		0.40%		0.40%
RCM Mid-Cap Fund	0.47%	0.25%		0.25%		0.40%		0.40%		0.40%
RCM Small-Cap Growth Fund	0.85%	0.25%		N/A		N/A		N/A		N/A
RCM Strategic Growth Fund	1.00%	0.25%		0.25%		0.40%		0.40%		N/A
RCM Technology Fund	0.90%	0.30	%(3)	0.30	%(3)	0.45	%(4)	0.45	%(4)	N/A

(1)

Effective January 1, 2006, the Administrative Fee rate for Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion.

(2)

The Administrative Fee rate for Classes A, B, C, D and R is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

(3)

Effective January 1, 2006, the Administrative Fee rate for the RCM Technology Fund Inst’l and Admin. Classes is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion.

(4)

The Administrative Fee rate for RCM Technology Fund Classes A, B, C and D is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C and D shares.

*

Effective January 1, 2006, to the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

42  RCM Funds Annual Report | 6.30.06

Redemption Fees. Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within the “Holding Period,” including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days

RCM Large-Cap Growth, RCM Mid-Cap,
RCM Small-Cap Growth and RCM Strategic Growth Funds	*

RCM Financial Services, RCM Global Resources,
RCM Global Small-Cap, RCM International Growth Equity and RCM Technology Funds		*

For example, for Funds that are subject to a 7-day Holding Period, beginning on the 8th day after their acquisition, Fund shares will no longer be subject to the Redemption Fee. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, the Holding Period for redemptions was 60 days.

          In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

          A new Holding Period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to a 7-day Holding Period, are exchanged for shares of Fund B, which is subject to a 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

          Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees

          The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2006.

          Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

          Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rates

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June, 30, 2006, AGID received $650,826 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class

6.30.06 | RCM Funds Annual Report  43

Notes to Financial Statements (cont.)
 June 30, 2006

shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

          AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

Inst’l Class

RCM Small-Cap Growth Fund	1.10%
RCM Strategic Growth Fund	1.25%

          AGIFM may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent that the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

6/30/06

RCM Small-Cap Growth Fund	$94
RCM Strategic Growth Fund	83

          Trustees, other than those affiliated with AGIFM, Allianz Global Investors of America L.P. (“Allianz”), or a Sub-Adviser, receive a quarterly retainer of $20,000 ($50,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee. Each Committee chairman (other than the Chairman of the Valuation Committee) receives an additional annual retainer of $3,000. In addition, the Chairman of the Board has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee shall be compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4. Purchases and Sales of Securities

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

          Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2006, were as follows (amounts in thousands):

	Purchases	Sales

RCM Financial Services Fund	$2,106	$1,979
RCM Global Resources Fund	9,634	7,107
RCM Global Small-Cap Fund	209,918	107,424
RCM International Growth Equity Fund	58,363	54,044
RCM Large-Cap Growth Fund	399,869	400,160
RCM Mid-Cap Fund	206,525	233,006
RCM Small-Cap Growth Fund	4,412	1,562
RCM Strategic Growth Fund	6,054	3,072
RCM Technology Fund	3,358,858	3,581,883

5. Transactions in Options Written

Transactions in options written were (amounts in thousands) except for number of contracts:

	RCM Financial Services Fund			RCM Strategic Growth Fund		RCM Technology Fund

	Contracts	Premiums		Contracts	Premiums	Contracts	Premiums

Balance at 6/30/2005	1	$	—*	—	$—	17,047	$1,397
Sales	18		6	443	112	264,925	64,674
Closing Buys	(8)		(4)	(380)	(94)	(222,151)	(59,521)
Exercised	(6)		(1)	—	—	(879)	(265)
Expirations	—		—	(3)	(2)	(42,857)	(3,377)

Balance at 6/30/2006	5		$1	60	$16	16,085	$2,908

*         Less than $500

44  RCM Funds Annual Report | 6.30.06

6. Federal Income Tax Matters

At June 30, 2006, the components of distributable taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation (Depreciation) on Derivatives and Foreign Currency Denominated Assets/ Liabilities	(1)	Accumulated Capital Losses	(2)	Post-October Deferral (2)

RCM Financial Services	$112	$119	$—		$—		$—
RCM Global Resources	395	475	—		—		(2)
RCM Global Small-Cap	—	—	1		2,355		(131)
RCM International Growth Equity	418	—	8		115,362		—
RCM Large-Cap Growth	1,167	17,709	—		—		— *
RCM Mid-Cap	9,583	6,149	—		346,776		—
RCM Small-Cap Growth	53	—	—		—		—
RCM Strategic Growth	—	—	4		—		(336)
RCM Technology	—	47,295	(51)		213,581		(1,013)

*         Less than $500

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.

(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.

(3)	Capital losses realized during the period November 1, 2005 through June 30, 2006 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

At June 30, 2006, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2007		2008		2009		2010		2011

RCM Global Small-Cap	$—		$—		$1,202		$828		$327
RCM International Growth Equity	—		—		50,232		53,945	(1)	11,185
RCM Mid-Cap	—		—		197,143		135,962		13,671
RCM Technology	17,044	(1)	87,188	(1)	52,116	(1)	26,386	(1)	30,847	(1)

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

At June 30, 2006, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

RCM Financial Services	$3,283	$453	$(37)	$416
RCM Global Resources	7,128	1,255	(168)	1,087
RCM Global Small-Cap	224,637	39,204	(6,334)	32,870
RCM International Growth Equity	72,994	12,377	(1,466)	10,911
RCM Large-Cap Growth	563,895	61,386	(14,940)	46,446
RCM Mid-Cap	142,314	8,760	(7,011)	1,749
RCM Small-Cap Growth	3,438	338	(173)	165
RCM Strategic Growth	3,408	62	(47)	15
RCM Technology	1,354,697	177,227	(53,114)	124,113

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

6.30.06 | RCM Funds Annual Report  45

Notes to Financial Statements (cont.)
June 30, 2006

During the year ended June 30, 2006, the Funds made the following tax-basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions

RCM Financial Services	$59	$—
RCM Global Resources	706	31
RCM International Growth Equity	646	—
RCM Large-Cap Growth	1,358	—

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Financial Services Fund				RCM Global Resources Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	—	$—	300	$3,000	—	$—	300	$3,000
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	—	—	—	—	207	3,668	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	5	59	—	—	49	737	—	—
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	—	—	—	—	—	—	—	—
Cost of shares redeemed
Institutional Class	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	—	—	—	—	(74)	(1,138)	—	—

Net increase resulting from Fund share transactions	5	$59	300	$3,000	182	$3,267	300	$3,000

	RCM Global Small-Cap Fund				RCM International Growth Equity Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	320	$8,779	337	$7,156	343	$4,177	671	$6,484
Administrative Class	—	—	—	—	—	—	—	—
Other Classes	5,234	140,443	2,422	50,625	1,533	18,466	1,224	11,934
Issued in reinvestment of dividends
Institutional Class	—	—	—	—	10	116	47	486
Administrative Class	—	—	—	—	—	—	— *	3
Other Classes	—	—	—	—	40	460	30	311
Cost of shares redeemed
Institutional Class	(203)	(5,502)	(261)	(5,448)	(283)	(3,593)	(4,503)	(46,308)
Administrative Class	—	—	—	—	(3)	(33)	(5)	(53)
Other Classes	(1,608)	(42,311)	(988)	(20,563)	(1,242)	(14,312)	(1,550)	(14,855)

Net increase (decrease) resulting from Fund share transactions	3,743	$101,409	1,510	$31,770	398	$5,281	(4,086)	$(41,998)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

46   RCM Funds Annual Report | 6.30.06

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund

	Year Ended 6/30/2006		Year Ended 6/30/2005		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	6,696	$93,911	7,943	$98,727	5,285	$15,508	7,902	$20,179
Administrative Class	1,572	21,967	2,451	30,059	171	516	—	—
Other Classes	4,197	57,702	3,029	36,532	1,733	5,010	1,107	2,735
Issued in reinvestment of dividends
Institutional Class	82	1,169	68	867	—	—	—	—
Administrative Class	5	74	13	168	—	—	—	—
Other Classes	1	15	8	102	—	—	—	—
Cost of shares redeemed
Institutional Class	(6,939)	(97,016)	(11,153)	(136,456)	(14,341)	(43,202)	(52,755)	(133,021)
Administrative Class	(2,020)	(28,469)	(4,365)	(54,362)	(15)	(42)	—	—
Other Classes	(3,460)	(47,340)	(3,998)	(48,250)	(951)	(2,721)	(1,285)	(3,037)

Net increase (decrease) resulting from Fund share transactions	134	$2,013	(6,004)	$(72,613)	(8,118)	$(24,931)	(45,031)	$(113,144)

	RCM Small-Cap Growth Fund		RCM Strategic Growth Fund		RCM Technology Fund

	12/31/2005† to 6/30/2006		3/31/2006† to 6/30/2006		Year Ended 6/30/2006		Year Ended 6/30/2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	200	$3,000	200	$3,000	3,987	$155,010	4,236	$137,789
Administrative Class	—	—	1	10	1,028	40,290	2	57
Other Classes	—	—	32	463	7,138	275,260	4,962	160,368
Issued in reorganization
Institutional Class	—	—	—	—	—	—	901	31,105
Administrative Class	—	—	—	—	—	—	47	1,634
Other Classes	—	—	—	—	—	—	17,015	571,034
Cost of shares redeemed
Institutional Class	—	—	—	—	(2,875)	(110,330)	(3,757)	(122,182)
Administrative Class	—	—	—	—	(395)	(15,817)	(9)	(313)
Other Classes	—	—	—	—	(9,528)	(357,893)	(4,689)	(152,133)

Net increase (decrease) resulting from Fund share transactions	200	$3,000	233	$3,473	(645)	$(13,480)	18,708	$627,359

†	Commencement of operations

8. Regulatory and Litigation Matters

In September 2004, AGIFM, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. Allianz Global, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

          Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, the Fund, other series of the Trust and other affiliated investment companies, the Trust’s sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

6.30.06 | RCM Funds Annual Report   47

Notes to Financial Statements (cont.)
June 30, 2006

          Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or Allianz Global, they and their affiliates (including the Trust’s sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, Allianz Global and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

          In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s and AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9. Payments from Affiliates

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

          As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

          RCM Technology Fund was reimbursed $39,452 ($0.001 per share) in connection with this matter.

          During the year ended June 30, 2006, the Adviser reimbursed RCM Global Small-Cap Fund, RCM Mid-Cap Fund and RCM Technology Fund, $11,116, $626,308 ($0.02 per share) and $797,642 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which these Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

          During the year ended June 30, 2006, the Sub-Adviser reimbursed RCM Global Small-Cap Fund $2,422 for realized losses resulting from a trading error.

10. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation

RCM Technology Fund	RCM Innovation Fund	May 27, 2005	17,963	$603,793	$603,793	$588,789	$1,192,582	$89,341

48   RCM Funds Annual Report | 6.30.06

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the RCM Financial Services Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, RCM Small-Cap Growth Fund, RCM Strategic Growth Fund and RCM Technology Fund, nine of the thirty-two Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2006, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundsí management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 25, 2006

6.30.06 | RCM Funds Annual Report   49

Shareholder Meeting Results: (unaudited)

The Trust held a special meeting of shareholders on December 1, 2005 with adjourned sessions held on December 21, 2005, March 6, 2006 and March 8, 2006. Shareholders voted and approved:

A. The following Trustees as members of the Board of Trustees:

	For	Abstain

Gary A. Childress	483,828,462	32,514,256
Theodore J. Coburn	484,249,372	32,110,305
David C. Flattum	484,126,265	32,239,764
W. Bryant Stooks	483,993,547	32,352,890
Gerald M. Thorne	483,988,607	32,361,857
F. Ford Drummond	483,986,124	32,363,891
Udo Frank	483,955,901	32,391,586
James S. MacLeod	484,114,908	32,239,607
Davey S. Scoon	484,043,331	32,312,893
Edward E. Sheridan	484,145,172	32,211,730
James W. Zug	483,828,535	32,504,690

B. Eliminated the fundamental investment restrictions relating to illiquid securities.

Fund	For	Against	Abstain

RCM Financial Services Fund	300,000	—	—
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,808,908	130,999	245,079
RCM Large-Cap Growth Fund	16,186,970	2,812,489	1,851,307
RCM Mid-Cap Fund	30,008,962	1,311,190	129,728
RCM Technology Fund	12,343,615	927,733	1,465,391

C. Eliminated the fundamental investment restrictions relating to investment in other investment companies.

Fund	For	Against	Abstain

RCM Global Small-Cap Fund	1,819,250	129,334	237,502
RCM Large-Cap Growth	16,787,084	2,235,488	1,828,196
RCM Mid-Cap Fund	31,202,564	113,692	133,624
RCM Technology Fund	12,398,006	882,514	1,456,334

D. Eliminated fundamental investment restrictions relating to interested person transactions.

Fund	For	Against	Abstain

RCM Global Small-Cap Fund	1,784,064	157,682	244,337
RCM Large-Cap Growth Fund	15,545,189	3,452,590	1,852,983
RCM Mid-Cap Fund	22,825,733	1,321,136	151,435
RCM Technology Fund	12,068,195	1,159,772	1,508,710

E. Eliminated fundamental investment restriction relating to joint trading of securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,852,715	1,311,966	133,624

F. Eliminated fundamental investment restriction relating to purchase and sale of stock index futures.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,853,645	1,309,356	135,304

G. Amended fundamental investment restrictions relating to borrowings.

Fund	For	Against	Abstain

RCM Financial Services Fund	300,000	—	—
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,787,543	161,891	236,646
RCM Large-Cap Growth Fund	16,013,306	3,006,283	1,831,178
RCM Mid-Cap Fund	24,035,841	129,454	133,009
RCM Technology Fund	12,200,609	1,047,074	1,489,067

H. Eliminated the fundamental investment restrictions relating to diversification.

Fund	For	Against	Abstain

RCM Financial Services Fund	300,000	—	—
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,844,488	114,095	227,505
RCM International Growth Equity Fund	2,652,557	194,654	424,445
RCM Large-Cap Growth Fund	16,797,644	2,242,697	1,810,424
RCM Mid-Cap Fund	24,083,528	88,698	126,078
RCM Technology Fund	12,650,242	646,148	1,439,911

I. Eliminated the fundamental investment restriction relating to investments in foreign securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,883,581	1,285,895	128,829

50  RCM Funds Annual Report | 6.30.06

J. Amended the fundamental investment restrictions relating to issuance of senior securities.

Fund	For	Against	Abstain

RCM Financial Services Fund	300,000	—	—
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,810,873	128,934	246,276
RCM Large-Cap Growth Fund	16,738,691	2,272,813	1,839,266
RCM Mid-Cap Fund	24,070,550	94,788	132,966
RCM Technology Fund	12,397,313	876,164	1,463,395

K. Amended the fundamental investment restriction relating to underwriting of securities.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	24,076,479	90,008	131,817

L. Eliminated the fundamental investment restrictions relating to investments made for the purpose of exercising control.

Fund	For	Against	Abstain

RCM Global Small-Cap Fund	1,818,839	127,092	240,154
RCM Large-Cap Growth Fund	16,211,899	2,801,008	1,837,860
RCM Mid-Cap Fund	22,878,952	1,284,032	135,321
RCM Technology Fund	12,443,179	838,362	1,455,140

M. Amended the fundamental investment restrictions relating to making loans.

Fund	For	Against	Abstain

RCM Financial Services Fund	300,000	—	—
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,797,546	147,905	237,253
RCM Large-Cap Growth Fund	16,059,842	2,958,902	1,832,023
RCM Mid-Cap Fund	22,842,817	1,310,813	144,675
RCM Technology Fund	12,249,364	1,033,624	1,452,771

N. Amended the fundamental investment restrictions relating to investments in commodities.

Fund	For	Against	Abstain

RCM Financial Services Fund	300,000	—	—
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,818,584	132,940	234,133
RCM Large-Cap Growth Fund	15,750,303	3,261,912	1,838,548
RCM Mid-Cap Fund	22,839,552	1,305,496	153,256
RCM Technology Fund	12,379,607	943,009	1,413,549

O. Eliminated the fundamental investment restrictions relating to purchasing securities on margin.

Fund	For	Against	Abstain

RCM Financial Services Fund	300,000	—	—
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,774,421	170,310	240,853
RCM Large-Cap Growth Fund	15,974,814	3,047,196	1,828,753
RCM Mid-Cap Fund	24,017,191	129,771	151,343
RCM Technology Fund	12,137,953	1,151,306	1,447,238

P. Eliminated the fundamental investment restrictions relating to repurchase agreements.

Fund	For	Against	Abstain

RCM Financial Services Fund	300,000	—	—
RCM Global Resources Fund	300,000	—	—
RCM Global Small-Cap Fund	1,813,708	117,796	254,152
RCM Large-Cap Growth Fund	16,762,347	2,244,515	1,843,904
RCM Mid-Cap Fund	22,853,883	1,304,411	140,011
RCM Technology Fund	12,405,270	827,028	1,504,041

Q. Eliminated the fundamental investment restriction relating to short sales.

Fund	For	Against	Abstain

RCM Mid-Cap Fund	22,844,346	1,316,958	137,000

6.30.06 | RCM Funds Annual Report   51

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2006) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2006 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

RCM Financial Services	24%
RCM Large-Cap Growth	100%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2006 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

RCM Financial Services	22%
RCM Large-Cap Growth	100%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2007, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2006.

Foreign Tax Credit. The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2006 are as follows:

	RCM International Growth Equity

Country	Gross Foreign Dividends	Foreign Tax

Belgium	$0.00402	$0.00060
Bermuda	0.00333	—
Canada	0.00081	0.00012
Germany	0.02161	0.00344
Greece	0.00294	—
Hong Kong	0.00690	—
India	0.00345	0.00054
Ireland	0.00143	—
Italy	0.01373	0.00445
Japan	0.02917	0.00204
South Korea	0.00111	0.00018
Netherlands	0.01145	0.00172
Norway	0.00849	0.00127
Spain	0.00216	0.00032
Sweden	0.00684	0.00103
Switzerland	0.02539	0.00381
Thailand	0.00261	0.00026

	$0.14544	$0.01978

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

52  RCM Funds Annual Report | 6.30.06

Trustees and Executive Officers of Allianz Funds (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is 2187 Atlantic Street, Stamford, Connecticut 06902.

Trustees of the Trust*

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Indirect Trustees

David C. Flattum 8/27/64 Trustee	9/2004 to present	Managing Director, Chief Operating Officer and U.S. General Counsel, Allianz Global Investors of America L.P.	54

Member of Board of Directors of Allianz Global Investors Management U.S. Equities LLC, Allianz Global Investors of America Holdings, Inc. and Oppenheimer Group, Inc. and Member of Management Board of Allianz Global Investors Fund Management LLC.

Udo Frank 5/6/59 Trustee	1/2006 to present	Chief Executive Officer, RCM Capital Management LLC. (Formerly, Chief Executive Officer – Equities, Allianz Global Investors)	32	Member of Management Board of Allianz Global Investors Fund Management LLC.

Independent Trustees

Gary A. Childress 2/28/34 Trustee	1/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	32	None

Theodore J. Coburn 7/8/53 Trustee	6/2002 to present	President of Coburn Capital Group, member of Triton Realty Partners and Executive Vice President of the Edison Schools, Inc.. Formerly, Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	32	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/62 Trustee	1/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI – Health Plans.	32	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/47 Trustee	1/2006 to present	Director & Managing Director of Coastal States Bank Formerly, Executive Vice President of MGIC.	32	Director of Sykes Enterprises, Inc.; Director of CoastalSouth Bankshares, Inc.; Trustee of University of Tampa; and Trustee of Hilton Head Prep.

Davey S. Scoon 12/14/46 Trustee	1/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial – U.S.	32	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc.

Edward E. Sheridan 9/19/54 Trustee	1/2006 to present	Formerly Managing Director, Head of Global Institutional Sales – Debt and Equity for Merrill Lynch.	32	None

W. Bryant Stooks 9/10/40 Trustee	1/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	32	Member of Board of Trustees of The Steele Foundation.

Gerald M. Thorne 5/12/38 Trustee	1/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	32	None

James W. Zug 7/22/40 Trustee	1/2006 to present	Formerly Partner with PricewaterhouseCoopers LLP.	32	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated

*	Trustees serve until their successors are duly elected and qualified.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated May 19, 2006, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

6.30.06 | RCM Funds Annual Report  53

Trustees and Executive Officers of Allianz Funds (unaudited) (cont.)

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/58 President and Chief Executive Officer	12/2004 to present

Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (formerly Managing Director of Nicholas-Applegate Capital Management LLC).

Newton B. Schott, Jr. 7/14/42 Vice President and Secretary	1/1997 to present

General Counsel and Secretary, Allianz Global Investors Distributors LLC (“AGID”) (Formerly, Managing Director, AGID); Executive Vice President, Allianz Global Investors of America L.P.; Managing Director, General Counsel and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, Allianz Funds.

Andrew J. Meyers 1/25/61 Vice President	12/2004 to present

Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/64 Treasurer and Principal Financial and Accounting Officer	6/2005 to present

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 Funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer, Allianz Funds; Trustee of 8 Funds in the Fund Complex.

Richard H. Kirk 4/6/61 Assistant Secretary	12/2004 to present

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004); Associate General Counsel, Friedman, Billings, Ramsey, Inc.(2000-2002).

Lawrence Altadonna 3/10/66 Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 32 Funds in the Fund Complex; Assistant Treasurer, Allianz Funds.

Youse Guia 9/3/72 Chief Compliance Officer	9/2004 to present

Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 65 Funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

**	The officers of the Trust are elected annually by the Board of Trustees.

54  RCM Funds Annual Report | 6.30.06

Board Approval of Investment Advisory and Portfolio Management Agreements of RCM Strategic Growth Fund (unaudited)

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreement or sub-advisory agreement for a fund. The only such agreements approved during the period covered by, and relating to a fund described in, this report relate to the Allianz RCM Strategic Growth Fund (the “New RCM Fund”). At an in-person meeting held in March 2006, the Board and the Independent Trustees unanimously approved the Amended and Restated Investment Advisory Agreement between the Trust and Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreement between the Adviser and RCM Capital Management LLC (the “Sub-Adviser”) (collectively, the “Agreements”) with respect to the New RCM Fund. The material factors and conclusions that formed the basis of the approval of these Agreements are required to be disclosed in this report and are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Independent Trustees met with and discussed the proposed Agreements with representatives of the Adviser and the Sub-Adviser as well as counsel to the Trust in open session. The Independent Trustees were assisted in their evaluation of the proposed Agreements by independent legal counsel, from whom they received separate legal advice and with whom the Independent Trustees met separately from management.

          In reaching their conclusions as to the approval of the Agreements, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, during the course of the year leading up to their December 2005 approval of the continuation of advisory and sub-advisory contracts relating to the other Funds, the Trustees received and reviewed performance, fee, profitability and other information regarding the Adviser and Sub-Adviser in connection with the Trustees’ review and approval of advisory, sub-advisory and administration agreements for the other Funds. The Trustees’ conclusions with respect to the New RCM Fund were based, in part, on their consideration of these arrangements pertaining to the other Funds during the course of the year leading up to such December 2005 approval, as well as subsequently and in prior years. The Trustees evaluated all information available to them regarding the New RCM Fund, but they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services

In considering the approval of the Agreements, the Trustees evaluated the nature, extent and quality of the advisory and administrative services to be provided to the New RCM Fund by the Adviser, the Sub-Adviser and their affiliates. The Trustees considered the proposed terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and other services to be provided to the New RCM Fund under the Agreements and information regarding the experience, qualifications and adequacy of the personnel who would be providing those services, (b) the investment philosophy and investment process to be used by the Sub-Adviser in managing the New RCM Fund, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) the compliance functions to be provided by the Adviser and Sub-Adviser, (f) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (g) information relating to portfolio manager compensation.

          The Trustees noted that, pursuant to the proposed Advisory Agreement, the Adviser, subject to the direction of the Board, would be responsible for managing, either directly or through others selected by it, the investment activities of the New RCM Fund. In addition to considering the reputation of the Adviser, the Trustees considered, among other matters, the Adviser’s general oversight of the other Funds and of the Sub-Adviser with respect to the other Funds that the Sub-Adviser manages, noting that the Funds are multi-manager funds and thus more complex to oversee than mutual funds with a single investment managers. The Trustees also took into account the Adviser’s compliance program, including the steps taken by the Adviser to enhance compliance capabilities and the resources devoted to compliance. The Trustees noted steps taken by the Adviser to address possible conflicts of interest in its business generally, such as establishing the position of conflicts officer.

          The Trustees noted that, pursuant to the proposed Portfolio Management Agreement, the Sub-Adviser would have full investment discretion and make all determinations with respect to the investment of the New RCM Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser would implement the New RCM Fund’s investment program (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the New RCM Fund, construct the New RCM Fund’s portfolio, monitor the New RCM Fund’s compliance with investment restrictions, and report to the Trustees. In addition to considering the reputation of the Sub-Adviser, the Trustees considered information concerning the investment philosophy and investment process to be used by the Sub-Adviser in managing the New RCM Fund and the in-house research capabilities of the Sub-Adviser. The Trustees also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions to be effected for the New RCM Fund and other clients. The Trustees reviewed the Sub-Adviser’s compliance program and considered, among other matters, the Sub-Adviser’s description of the risk controls it would use in implementing derivatives strategies for the New RCM Fund and agreement to periodically report to the Board regarding the New RCM Fund’s use of derivatives.

          The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser would provide or procure through third-party service providers most administrative services required by the New RCM Fund under a separate Administration Agreement. These services would include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the New RCM Fund, under which

6.30.06 | RCM Funds Annual Report  55

Board Approval of Investment Advisory and Portfolio Management Agreements of RCM Strategic Growth Fund (unaudited) (cont.)

certain third-party services ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) would, in the case of the New RCM Fund, be paid for by the Adviser out of its administrative fee. The Trustees also took into account that the Adviser would provide the New RCM Fund with office space, administrative services and personnel, and that the Adviser and its affiliates would pay all of the compensation of the New RCM Fund’s interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates).

          The Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the New RCM Fund by the Adviser and the Sub-Adviser under the Agreements and the Administration Agreement were consistent with the New RCM Fund’s operational requirements; that the Adviser and the Sub-Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that would be required by the New RCM Fund; and that, overall, the Trustees were satisfied with the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the New RCM Fund.

Fund Performance

Because the New RCM Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees did, however, review information comparing the performance of a separate account commingled fund (gross of fees), which began operations on December 31, 2005 and is managed by the Sub-Adviser in a similar manner as the New RCM Fund, with the performance of the New RCM Fund’s benchmark indices (the primary benchmark being the Russell 1000 Growth Index and the secondary benchmark being the S&P 500 Index). Although they noted that the New RCM Fund’s performance is expected to differ from that of the account, the Trustees took into account that the cumulative return (gross of fees) of the similarly-managed account outperformed the benchmarks over the short time period since inception. The Trustees also took into account the track records and expertise of the lead members of the New RCM Fund’s portfolio management team. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Adviser’s and the Sub-Adviser’s performance record and process to be used in managing the New RCM Fund were sufficient to support approval of the Agreements.

Fees and Other Expenses

Although the New RCM Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the New RCM Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser. The Trustees observed that the New RCM Fund’s proposed advisory fees and estimated total expenses were higher than the fees and expenses of a number of the funds identified by the Adviser, and they noted management’s observations as to the difficulty of finding peer funds and management’s justifications of the proposed level of fees. In particular, the Trustees took into account the relative complexity of managing the New RCM Fund and the labor-intensive nature of the investment strategy selected, as described by management. The Trustees noted that the Adviser (not the New RCM Fund) would pay the Sub-Adviser from its advisory fee.

          The Trustees also considered information comparing the proposed advisory fees and estimated total expenses of the New RCM Fund’s institutional share classes with the fees and expenses of comparable institutional accounts (including an institutional account managed by the Sub-Adviser) identified by the Adviser as being managed in a similar manner as the New RCM Fund. The information indicated that the fees charged to the institutional accounts are lower than the advisory fees proposed for the New RCM Fund. The Trustees reviewed materials from management describing the differences in services provided to different types of clients, which noted the generally broader scope of services to be provided by the Adviser and the Sub-Adviser to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

          The Trustees also took into account information provided by the Adviser regarding the administrative and distribution fees to be paid by the New RCM Fund to the Adviser and its affiliates, including the Trust’s distributor, Allianz Global Investors Distributors LLC.

          Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees and expenses to be charged under the Agreements represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services to be provided.

Costs of Services To Be Provided and Estimated Profitability

The Trustees reviewed information regarding the projected cost of services to be provided by the Adviser (including the sub-advisory fees payable to the Sub-Adviser) and its affiliates and an estimate of the profitability of the Adviser’s relationship with the New RCM Fund in its initial fiscal year (assuming asset levels of $4,000,000 and $15,000,000), including a profitability report prepared by management detailing the projected costs of services to be provided to the New RCM Fund by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the New RCM Fund in its initial fiscal year. The Trustees found that the estimated profitability was lower than for most of the other Funds, though the Trustees took into account the difficulty of estimating profitability with respect to the New RCM Fund, which had not commenced operations, due to the uncertainty regarding the New RCM Fund’s projected asset size and actual expenses.

          The Trustees previously considered information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services to be provided to the New RCM Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s estimated level of profitability from its relationship with the New RCM Fund was not excessive.

56  RCM Funds Annual Report | 6.30.06

Possible Fall-Out Benefits

The Trustees considered information regarding the direct and indirect benefits the Adviser and the Sub-Adviser may receive as a result of their relationships with the New RCM Fund, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the New RCM Fund’s distributor, an affiliate of the Adviser), as well as research that may be provided to the Sub-Adviser in connection with portfolio transactions to be effected on behalf of the New RCM Fund (soft dollar arrangements), and reputational and other “fall out” benefits.

          The Trustees also considered the benefits that may be associated with the New RCM Fund’s use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that the other Funds have in some cases historically used affiliated brokers for foreign securities transactions, and that an affiliate of the Adviser receives fees as securities lending agent under the Trust’s securities lending program. The Trustees considered the possible receipt of such benefits in light of the Adviser’s and its affiliates’ estimated profitability, and concluded that such benefits would not be excessive.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the New RCM Fund. The Trustees noted that, as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the other Funds, and not only in respect of the New RCM Fund.

          The Trustees noted that the advisory and sub-advisory fee schedules for the New RCM Fund do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees also noted that the Trust had recently adopted breakpoints in the administrative fee paid by all series of the Trust, including the Funds, as a way of sharing potential economies of scale or other efficiencies with shareholders. Based on these observations, the Trustees concluded that the New RCM Fund’s overall fee arrangements would represent an appropriate sharing between New RCM Fund shareholders and the Adviser of possible economies of scale or other efficiencies in the management of the New RCM Fund.

Conclusions

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the Agreements were in the best interests of the New RCM Fund and its shareholders, and that the Agreements should be approved.

6.30.06 | RCM Funds Annual Report  57

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Allianz Funds

Investment Adviser and Administrator	Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas, New York, NY 10105

Sub-Advisers	RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

Distributor	Allianz Global Investors Distributors LLC (“AGID”), 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	Boston Financial Data Services-Midwest (“BFDS”), 330 W. 9th Street, Kansas City, MO 64105

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ802AR_15582

ITEM 2. CODE OF ETHICS

(a)  As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-877-4626. The Investment Advisors code of ethics are included as Exhibit 99.CODE ETH hereto.

(b)  During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)  During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that Davey S. Scoon, W. Bryant Stooks and James W. Zug who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, review of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $650,992 in 2005 and $776,761 in 2006.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for assurance and related services reasonably related to the performance of the audit of the Trust’s financial statements were $99,026 in 2005 and $139,500 in 2006.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $124,550 in 2005 and $314,220 in 2006. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns (ii) tax advice/services in connection with research/consultation regarding tax qualification matters.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $50,000 in 2005 and $41,000 in 2006.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements for non-audit services when the engagement relates directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (THE “FUND”)

AUDIT OVERSIGHT COMMITTEE POLICY
FOR
PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the responsibility of monitoring the independence of the Fund’s accountants. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, as well as the audit-related and non-audit services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In connection with the Committee’s pre-approval of services pursuant to this Policy, the President or Treasurer of the Fund will confirm in writing that the engagement of the independent accounting firm for any non-audit service provided to the Fund for which the Committee’s pre-approval is being sought will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of semiannual report review)

Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) without a meeting of the Committee so long as the estimated fee for those services does not exceed $150,000.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following: Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) without a meeting of the Committee so long as the estimated fee for those services does not exceed $150,000.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will review at least annually non-audit services provided to the Adviser and any of its affiliates that also provide ongoing services to the Fund. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Although the Committee will not pre-approve all services provided to the Adviser and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Adviser and its affiliates. Individual projects that are not presented to the Committee as part of the annual review for pre-approval for the ensuing year, may be individually pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) without a meeting of the Committee so long as the estimated fee for those services does not exceed $150,000.

e)                2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)                  Not applicable

g)               Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Entities for the Reporting Periods were $3,527,522 in 2005 and $2,208,625 in 2006.

h)               Auditor Independence. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Service Entities which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no materials to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where implemented after the registrant’s last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(6) of Schedule 14A (17CFR 2-10. 14a-101).

ITEM 11. CONTROLS AND PROCEDURES

(a)            The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a)(1)            Exhibit 99.CODE ETH - Code of Ethics

(a)(2)            Exhibit 99.CERT - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)                Exhibit 99.906CERT - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By	/s/ E. Blake Moore, Jr.

E. Blake Moore, Jr., President & Chief Executive Officer

Date: September 8, 2006

By	/s/ Brian S. Shlissel

Brian S. Shlissel, Treasurer, Principal Financial & Accounting Officer

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore, Jr.

E. Blake Moore, Jr., President & Chief Executive Officer

Date: September 8, 2006

By	/s/ Brian S. Shlissel

Brian S. Shlissel, Treasurer, Principal Financial & Accounting Officer

Date: September 8, 2006